UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09491
Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN	55416-1297

(Address of principal executive offices)	(Zip code)
Citi Funds Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8000

(Name and address of agent for service)
Registrant’s telephone number, including area code: 877-833-7113
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

AZL® Allianz AGIC Opportunity Fund
(formerly AZL® OCC Opportunity Fund)
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Allianz AGIC Opportunity Fund (formerly AZL® OCC Opportunity Fund)
Allianz Investment Management LLC serves as the Manager for the AZL® Allianz AGIC Opportunity Fund and Allianz Global Investors Capital (“AGIC”) serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Allianz AGIC Opportunity Fund had a return of 18.78%. That compared to a 29.09% total return for its benchmark, the Russell 2000® Growth Index1.
The stock market experienced some volatility during the period in question, due primarily to Europe’s fiscal crisis and ongoing worries about the health of the U.S. economy. However, increased consumer spending and new financial legislation helped boost investor confidence, leading to strong gains across the equity market. Small-cap stocks performed well in this environment.
These conditions helped the Fund produce a strong absolute return. The Fund invests in a diversified range of small-cap stocks with significant growth potential. The Fund aims to recognize and purchase stocks poised to accelerate in value before they have gained broader market recognition.
The Fund’s sector weightings during the period were closely in line with its benchmark. The Fund ended the period with a slight overweight position in the energy and industrials sectors, and a slight underweight in the consumer discretionary sector.*
The Fund’s top performing holding during the period was a mortgage insurance company in the financial sector, which benefited from stabilization in the housing market. In the consumer discretionary sector, the Fund benefited from individual stock selection, including exposure to a firm that runs a chain of fitness centers. The technology sector, particularly one holding in the semiconductor industry, also contributed to the Fund’s relative performance.*
The Fund’s underperformance relative to its benchmark was due to poor stock selection across multiple sectors, particularly in the energy sector. While the sector outperformed the benchmark during the period, the Fund’s investments suffered from a challenging operating environment. For example, several of the Fund’s weakest performers during the period were natural gas exploration and production companies. Natural gas prices remained low over the period under review, particularly in contrast to the price of oil, resulting in lower-than- expected valuation for these equities, despite extremely strong operational execution.
Individual holdings in the consumer discretionary and health care sectors also dragged on relative performance during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Allianz AGIC Opportunity Fund Review
Fund Objective
The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/02)

AZL® Allianz AGIC Opportunity Fund	18.78%	-0.25%	3.83%	6.96%

Russell 2000® Growth Index	29.09%	2.18%	5.30%	6.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Allianz AGIC Opportunity Fund	1.23%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the Russell 2000® Growth Index is calculated from 4/30/02.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Allianz AGIC Opportunity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Allianz AGIC Opportunity Fund	$1,000.00	$1,221.10	$6.66	1.19%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Allianz AGIC Opportunity Fund	$1,000.00	$1,019.21	$6.06	1.19%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Allianz AGIC Opportunity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Aerospace & Defense	4.0%
Airlines	2.3
Auto Components	0.8
Biotechnology	0.9
Capital Markets	0.9
Commercial Services & Supplies	4.8
Communications Equipment	2.4
Computers & Peripherals	0.9
Construction & Engineering	0.8
Consumer Finance	1.2
Diversified Consumer Services	2.4
Diversified Financial Services	1.5
Health Care Equipment & Supplies	7.5
Health Care Providers & Services	1.1
Health Care Technology	0.8
Hotels, Restaurants & Leisure	3.1
Household Durables	1.5
Internet & Catalog Retail	3.3
Internet Software & Services	5.2
IT Services	2.4
Life Sciences Tools & Services	1.2
Machinery	1.6
Metals & Mining	4.4
Oil, Gas & Consumable Fuels	11.1
Personal Products	0.9
Pharmaceuticals	4.5
Professional Services	2.3
Road & Rail	4.3
Semiconductors & Semiconductor Equipment	10.3
Software	3.0
Specialty Retail	0.9
Textiles, Apparel & Luxury Goods	2.1
Thrifts & Mortgage Finance	2.1
Trading Companies & Distributors	1.8
Transportation Infrastructure	0.9
Investment Company	1.7

100.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (99.2%):
Aerospace & Defense (4.0%):
400,904	AerCap Holdings NV*	$5,660,764
112,450	Hexcel Corp.*	2,034,221

		7,694,985

Airlines (2.3%):
29,425	Allegiant Travel Co.	1,448,887
51,449	Copa Holdings SA, Class A	3,027,259

		4,476,146

Auto Components (0.8%):
92,075	Stoneridge, Inc.*	1,453,864

Biotechnology (0.9%):
77,675	Emergent Biosolutions, Inc.*	1,822,255

Capital Markets (0.9%):
204,450	MF Global Holdings, Ltd.*	1,709,202

Commercial Services & Supplies (4.8%):
73,973	EnerNOC, Inc.*	1,768,695
89,175	Higher One Holdings, Inc.*	1,804,010
418,529	Innerworkings, Inc.*	2,741,365
151,942	Mobile Mini, Inc.*	2,991,738

		9,305,808

Communications Equipment (2.4%):
26,216	Acme Packet, Inc.*	1,393,642
156,875	Ciena Corp.*	3,302,219

		4,695,861

Computers & Peripherals (0.9%):
115,832	Keyw Holding Corp. (The)*	1,699,255

Construction & Engineering (0.8%):
49,600	Chicago Bridge & Iron Co. NV, NYS*	1,631,840

Consumer Finance (1.2%):
45,172	World Acceptance Corp.*	2,385,082

Diversified Consumer Services (2.4%):
122,574	American Public Education*	4,564,656

Diversified Financial Services (1.5%):
145,725	Financial Engines, Inc.*	2,889,727

Health Care Equipment & Supplies (7.5%):
74,543	Abaxis, Inc.*	2,001,480
169,310	Align Technology, Inc.*	3,308,317
73,659	Masimo Corp.	2,141,267
216,470	NuVasive, Inc.*	5,552,456
39,400	ZOLL Medical Corp.*	1,466,862

		14,470,382

Health Care Providers & Services (1.1%):
52,195	IPC The Hospitalist Co.*	2,036,127

Health Care Technology (0.8%):
20,900	Quality Systems, Inc.	1,459,238

Hotels, Restaurants & Leisure (3.1%):
35,095	Buffalo Wild Wings, Inc.*	1,538,916
74,362	Life Time Fitness, Inc.*	3,048,098
128,050	Shuffle Master, Inc.*	1,466,173

		6,053,187

Household Durables (1.5%):
73,104	Tempur-Pedic International, Inc.*	2,928,546

Internet & Catalog Retail (3.3%):
126,357	Constant Contact, Inc.*	3,915,804
71,675	Shutterfly, Inc.*	2,510,775

		6,426,579

Internet Software & Services (5.2%):
67,500	Ancestry.com, Inc.*	1,911,600
269,376	Terremark Worldwide, Inc.*	3,488,419
102,418	VistaPrint NV*	4,711,228

		10,111,247

IT Services (2.4%):
144,924	CIBER, Inc.*	678,244
82,475	iSoftStone Holdings, Ltd., ADR*	1,498,571
52,732	Syntel, Inc.	2,520,062

		4,696,877

Life Sciences Tools & Services (1.2%):
108,602	PAREXEL International Corp.*	2,305,620

Machinery (1.6%):
65,375	Dynamic Materials Corp.	1,475,514
142,950	Wabash National Corp.*	1,693,957

		3,169,471

Metals & Mining (4.4%):
188,500	Globe Specialty Metals, Inc.	3,221,465
51,973	Haynes International, Inc.	2,174,031
231,079	Horsehead Holding Corp.*	3,013,270

		8,408,766

Oil, Gas & Consumable Fuels (11.1%):
247,886	Comstock Resources, Inc.*	6,088,080
300,458	Goodrich Petroleum Corp.*	5,300,079
344,122	Petrohawk Energy Corp.*	6,280,227
260,212	Quicksilver Resources, Inc.*	3,835,525

		21,503,911

Personal Products (0.9%):
59,800	Medifast, Inc.*	1,727,024

Pharmaceuticals (4.5%):
319,745	Cardiome Pharma Corp.*	2,052,763
653,921	Durect Corp.*	2,256,027
299,612	POZEN, Inc.*	1,992,420
51,950	Salix Pharmaceuticals, Inc.*	2,439,572

		8,740,782

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Professional Services (2.3%):
51,532	Corporate Executive Board Co.	$1,935,027
137,900	Resources Connection, Inc.	2,563,561

		4,498,588

Road & Rail (4.3%):
142,922	Celadon Group, Inc.*	2,113,816
135,625	Knight Transportation, Inc.	2,576,875
59,050	Old Dominion Freight Line, Inc.*	1,889,010
132,057	Vitran Corp., Inc.*	1,732,588

		8,312,289

Semiconductors & Semiconductor Equipment (10.3%):
174,614	Atheros Communications*	6,272,135
155,486	Netlogic Microsystems, Inc.*	4,883,815
33,875	Power Integrations, Inc.	1,359,742
141,925	Rubicon Technology, Inc.*	2,991,779
311,039	Teradyne, Inc.*	4,366,988

		19,874,459

Software (3.0%):
54,383	Commvault Systems, Inc.*	1,556,441
71,995	NetSuite, Inc.*	1,799,875
116,193	Rosetta Stone, Inc.*	2,465,616

		5,821,932

Specialty Retail (0.9%):
81,800	Cabela’s, Inc., Class A*	1,779,150

Textiles, Apparel & Luxury Goods (2.1%):
151,125	Crocs, Inc.*	2,587,260
74,425	Iconix Brand Group, Inc.*	1,437,147

		4,024,407

Thrifts & Mortgage Finance (2.1%):
397,276	MGIC Investment Corp.*	4,048,242

Trading Companies & Distributors (1.8%):
72,680	Titan Machinery, Inc.*	1,402,724
88,300	United Rentals, Inc.*	2,008,825

		3,411,549

Transportation Infrastructure (0.9%):
163,335	Scorpio Tankers, Inc.*	1,651,317

Total Common Stocks (Cost $164,048,428)		191,788,371

Investment Company (1.7%):
3,273,677	Dreyfus Treasury Prime Cash Management, 0.00%(a)	3,273,677

Total Investment Company (Cost $3,273,677)		3,273,677

Total Investment Securities (Cost $167,322,105)(b) — 100.9%		195,062,048
Net other assets (liabilities) — (0.9)%		(1,828,098)

Net Assets — 100.0%		$193,233,950

Percentages indicated are based on net assets as of December 31, 2010.
ADR—American Depositary Receipt
NYS—New York Shares

*	Non-income producing security
(a)	The rate represents the effective yield at December 31, 2010.
(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Bermuda	2.4%
Canada	1.9
Cayman Islands	0.8
Marshall Islands	0.8
Netherlands	3.7
Panama	1.6
United States	88.8

100.0%

6

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Allianz
AGIC
Opportunity Fund

Assets:
Investment securities, at cost	$167,322,105

Investment securities, at value	$195,062,048
Dividends receivable	12,431
Receivable for capital shares issued	28,199
Receivable for expenses paid indirectly	13,461
Receivable for investments sold	382,302
Prepaid expenses	2,413

Total Assets	195,500,854

Liabilities:
Payable for investments purchased	1,935,609
Payable for capital shares redeemed	108,729
Manager fees payable	137,287
Administration fees payable	7,933
Distribution fees payable	40,378
Custodian fees payable	5,230
Administrative and compliance services fees payable	1,731
Trustee fees payable	346
Other accrued liabilities	29,661

Total Liabilities	2,266,904

Net Assets	$193,233,950

Net Assets Consist of:
Capital	$191,089,751
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	(25,595,744)
Net unrealized appreciation/(depreciation) on investments	27,739,943

Net Assets	$193,233,950

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,763,167
Net Asset Value (offering and redemption price per share)	$13.09

7

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Allianz
AGIC
Opportunity Fund

Investment Income:
Dividends	$657,455

Total Investment Income	657,455

Expenses:
Manager fees	1,459,838
Administration fees	80,193
Distribution fees	429,363
Custodian fees	23,267
Administrative and compliance services fees	6,587
Trustees’ fees	13,243
Professional fees	20,818
Shareholder reports	15,439
Other expenses	7,315

Total expenses before reductions	2,056,063
Less expenses paid indirectly	(181,257)

Net expenses	1,874,806

Net Investment Income/(Loss)	(1,217,351)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	18,639,479
Net realized gains/(losses) on futures transactions	227,288
Change in unrealized appreciation/(depreciation) on investments	9,195,995

Net Realized/Unrealized Gains/(Losses) on Investments	28,062,762

Change in Net Assets Resulting From Operations	$26,845,411

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Statements of Changes in Net Assets

	AZL Allianz
	AGIC Opportunity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$(1,217,351)	$(954,751)
Net realized gains/(losses) on investment transactions	18,866,767	7,147,001
Change in unrealized appreciation/(depreciation) on investments	9,195,995	45,896,618

Change in net assets resulting from operations	26,845,411	52,088,868

Capital Transactions:
Proceeds from shares issued	65,928,023	46,988,369
Value of shares redeemed	(50,719,178)	(34,943,833)

Change in net assets resulting from capital transactions	15,208,845	12,044,536

Change in net assets	42,054,256	64,133,404
Net Assets:
Beginning of period	151,179,694	87,046,290

End of period	$193,233,950	$151,179,694

Accumulated net investment income/(loss)	$—	$—

Share Transactions:
Shares issued	5,461,396	5,307,608
Shares redeemed	(4,423,141)	(4,064,986)

Change in shares	1,038,255	1,242,622

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$11.01	$6.97	$14.97	$15.84	$14.69

Investment Activities:
Net Investment Income/(Loss)	(0.08)	(0.07)	(0.04)	(0.07)	(0.14)
Net Realized and Unrealized Gains/(Losses) on Investments	2.16	4.11	(6.60)	1.49	1.80

Total from Investment Activities	2.08	4.04	(6.64)	1.42	1.66

Dividends to Shareholders From:
Net Realized Gains	—	—	(1.36)	(2.29)	(0.51)

Total Dividends	—	—	(1.36)	(2.29)	(0.51)

Net Asset Value, End of Period	$13.09	$11.01	$6.97	$14.97	$15.84

Total Return(a)	18.78%	58.11%	(47.15)%	8.89%	11.68%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$193,234	$151,180	$87,046	$195,330	$158,687
Net Investment Income/(Loss)	(0.71)%	(0.81)%	(0.38)%	(0.47)%	(0.92)%
Expenses Before Reductions(b)	1.20%	1.23%	1.25%	1.21%	1.22%
Expenses Net of Reductions	1.09%	1.08%	1.06%	1.10%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.20%	1.23%	1.25%	1.21%	1.22%
Portfolio Turnover Rate	137.90%	162.87%	202.73%	183.55%	269.47%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Allianz AGIC Opportunity Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the year ended December 31, 2010, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. As of December 31, 2010, the Fund did not hold any futures contracts. During the year ended December 31, 2010, the Fund had limited activity in these transactions.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2010.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain (Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Equity Contracts	Net realized gains/(losses) on	$227,288	$—
futures transactions/change in unrealized appreciation/(depreciation) on investments

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective October 23, 2009, as amended July 1, 2010, between the Manager and Allianz Global Investors Capital (“AGIC”), AGIC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to July 1, 2010, the Fund was subadvised by an AGIC subsidiary Oppenheimer Capital LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Allianz AGIC Opportunity Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2010

wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $4,880 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2010

remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$191,788,371	$—	$—	$191,788,371
Investment Company	3,273,677	—	—	3,273,677

Total Investment Securities	$195,062,048	$—	$—	$195,062,048

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Allianz AGIC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2010

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Allianz AGIC Opportunity Fund	$245,423,130	$231,666,051

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $174,116,985. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$32,579,865
Unrealized depreciation	(11,634,802)

Net unrealized appreciation	$20,945,063

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Allianz AGIC Opportunity Fund	$13,745,477	$4,701,355

During the year ended December 31, 2010, the Fund utilized $16,974,646 in capital loss carryforwards to offset capital gains.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $354,032 of deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed	Accumulated		Accumulated
	Ordinary	Capital and	Unrealized	Earnings
	Income	Other Losses	Appreciation(a)	(Deficit)

AZL Allianz AGIC Opportunity Fund	$—	$(18,800,864)	$20,945,063	$2,144,199

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Allianz AGIC Opportunity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

20

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

21

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

22

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

24

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® BlackRock Capital Appreciation Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Special Joint Meeting of Shareholders

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Capital Appreciation Fund
Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Capital Appreciation Fund and BlackRock Capital Management, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010 the AZL® BlackRock Capital Appreciation Fund returned 19.20%. That compared to a 16.71% return for its benchmark, the Russell 1000® Growth Index1.
The U.S. stock market generated positive returns in 2010, despite heightened levels of volatility and concerns about the health of the global economy. During the first half of the year, market conditions remained similar to 2008 and 2009. There was a high correlation among the performance of all stocks in U.S. markets, with fundamental differences between companies playing a relatively small role in the performance of individual stocks. Investors tended to view the stock market as one unit, as evidenced by the many days on which the market as a whole performed very strongly or very poorly.
That environment posed challenges for an actively managed fund, which were reflected in the Fund’s poor performance relative to its benchmark during the first half of the year. Conditions changed after the second quarter, as strong earnings reports and easing of fears of a “double-dip” recession prompted a return to a more traditional focus on fundamentals and strong relative returns for the Fund.
The Fund performed in line with its benchmark, the Russell 1000® Growth Index. The same sectors that drove absolute performance in 2010 were also the sectors in which the Fund maintained consistent overweight positions: consumer discretionary, industrials and materials. These cyclical sectors tend to perform best when the economy is recovering from a recession.*
The Fund’s bottom-up approach to stock selection favored a heavy weighting for consumer discretionary shares. Expectations at the beginning of the year were low for the sector due to high unemployment and other economic pressures, but surprisingly strong consumer spending helped buoy shares. The Fund’s relative performance was particularly helped by a sharp increase in the popularity of watching movies online, which boosted shares of one subscription movie provider.*
In industrials, the Fund continued to hold an overweight position in truck manufacturers based on the conviction that the average age of a truck in the U.S. and European trucking fleets had peaked. Slowing sales of new trucks due to the recession and new emissions standards led the Fund’s manager to conclude that a new truck replacement cycle was due. Two truck manufacturers in the Fund’s portfolio saw significant increases in the number of truck units sold, which helped boost returns relative to the benchmark index.*
The Fund went into the year with heavy positions in companies poised to benefit from a trend toward cloud computing computer2 applications. Shares in these companies showed significant growth through the year. Shares in a California-based firm that provides sales and customer service applications for businesses contributed positively to the Fund’s relative performance.*
The Fund’s relative returns were hurt most significantly by an overweight position in health care stocks. The manager expected certain companies that provide critical medical services and products to be relatively sheltered from recessionary pressures. However, the sector took a discretionary turn due to consumers’ willingness to spread out prescription drug refills, delay medical treatments and find other ways to trim their medical expenses.
Poor timing on the purchase of shares in several financial companies also dragged slightly on the Fund’s returns. The financial sector was impacted by numerous regulatory changes throughout the period, and the Fund did not benefit as much as it could have from the impact of these changes on individual stock prices.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

[2]	Cloud computing is location-independent computing, whereby stored servers provide resources, software, and data to computers and other devices on demand, as with the electricity grid.

1

AZL® BlackRock Capital Appreciation Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(4/29/05)

AZL® BlackRock Capital Appreciation Fund	19.20%	0.90%	2.97%	6.09%

Russell 1000® Growth Index	16.71%	-0.47%	3.75%	5.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® BlackRock Capital Appreciation Fund	1.15%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager voluntarily reduced the management fee to 0.70% on the first $200 million of assets and 0.65% on assets above $200 million. Beginning May 1, 2011, the Manager expects to voluntarily reduce the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL BlackRock Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending Account	Expense Paid	Expense Ratio
	Account Value	Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL BlackRock Capital Appreciation Fund	$1,000.00	$1,297.00	$5.79	1.00%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL BlackRock Capital Appreciation Fund	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL BlackRock Capital Appreciation Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investment	net assets*
Aerospace & Defense	2.4%
Air Freight & Logistics	2.1
Airlines	2.6
Auto Components	1.7
Automobiles	1.0
Beverages	2.4
Biotechnology	1.7
Capital Markets	0.8
Chemicals	1.8
Communications Equipment	4.9
Computers & Peripherals	7.2
Construction & Engineering	0.9
Diversified Financial Services	1.3
Diversified Telecommunication Services	1.0
Energy Equipment & Services	3.3
Food & Staples Retailing	1.3
Health Care Providers & Services	2.8
Health Care Technology	1.2
Hotels, Restaurants & Leisure	4.8
Household Products	3.1
Internet & Catalog Retail	3.5
Internet Software & Services	5.3
IT Services	1.8
Life Sciences Tools & Services	2.6
Machinery	7.6
Media	1.4
Metals & Mining	2.1
Multiline Retail	3.1
Oil, Gas & Consumable Fuels	4.5
Pharmaceuticals	1.1
Professional Services	1.3
Semiconductors & Semiconductor Equipment	4.4
Software	9.9
Specialty Retail	1.8
Wireless Telecommunication Services	0.7
Investment Company	0.8

100.2%

*	Investment are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Schedule of Portfolio Investments
December 31, 2010

			Fair
Shares			Value
Common Stocks (99.4%):
Aerospace & Defense (2.4%):
96,600		Boeing Co. (The)	$6,304,116
101,700		General Dynamics Corp.	7,216,632

			13,520,748

Air Freight & Logistics (2.1%):
163,200		United Parcel Service, Inc., Class B	11,845,056

Airlines (2.6%	):
835,100		Delta Air Lines, Inc.*	10,522,260
171,400		United Continental Holdings, Inc.*	4,082,748

			14,605,008

Auto Components (1.7%):
159,900		General Motors Co.*	5,893,914
91,000		Johnson Controls, Inc.	3,476,200

			9,370,114

Automobiles (1.0%):
337,600		Ford Motor Co.*	5,668,304

Beverages (2.4%):
203,400		Coca-Cola Co. (The)	13,377,618

Biotechnology (1.7%):
60,500		Alexion Pharmaceuticals, Inc.*	4,873,275
136,200		Dendreon Corp.*	4,756,104

			9,629,379

Capital Markets (0.8%):
172,400		Jefferies Group, Inc.	4,591,012

Chemicals (1.8%):
79,500		Ecolab, Inc.	4,008,390
87,500		Monsanto Co.	6,093,500

			10,101,890

Communications Equipment (4.9%):
45,800		F5 Networks, Inc.*	5,961,328
85,500		Juniper Networks, Inc.*	3,156,660
377,400		QUALCOMM, Inc.	18,677,526

			27,795,514

Computers & Peripherals (7.2%):
100,400		Apple Computer, Inc.*	32,385,024
149,000		NetApp, Inc.*	8,189,040

			40,574,064

Construction & Engineering (0.9%):
77,300		Fluor Corp.	5,121,898

Diversified Financial Services (1.3%):
267,700		Moody’s Corp.	7,104,758

Diversified Telecommunication Services (1.0%):
163,600		Verizon Communications, Inc.	5,853,608

Energy Equipment & Services (3.3%):
118,900		Halliburton Co.	4,854,687
162,500		Schlumberger, Ltd.	13,568,750

			18,423,437

Food & Staples Retailing (1.3%):
148,800		Whole Foods Market, Inc.*	7,527,792

Health Care Providers & Services (2.8%):
177,600		Express Scripts, Inc.*	9,599,280
220,350		Lincare Holdings, Inc.	5,911,990

			15,511,270

Health Care Technology (1.2%):
71,900		Cerner Corp.*	6,811,806

Hotels, Restaurants & Leisure (4.8%):
150,400		Ctrip.com International, Ltd., SP ADR*	6,083,680
181,200		Las Vegas Sands Corp.*	8,326,140
220,700		Starbucks Corp.	7,091,091
88,600		Starwood Hotels & Resorts Worldwide, Inc.	5,385,108

			26,886,019

Household Products (3.1%):
268,000		Procter & Gamble Co. (The)	17,240,440

Internet & Catalog Retail (3.5%):
78,000		Amazon.com, Inc.*	14,040,000
31,000		Netflix, Inc.*	5,446,700

			19,486,700

Internet Software & Services (5.3%):
92,500		Akamai Technologies, Inc.*	4,352,125
50,900		Baidu, Inc., SP ADR*	4,913,377
34,800		Google, Inc., Class A*	20,670,156

			29,935,658

IT Services (1.8%):
59,800		Accenture plc, Class A	2,899,702
95,300		Cognizant Technology Solutions Corp., Class A*	6,984,537

			9,884,239

Life Sciences Tools & Services (2.6%):
118,000		Covance, Inc.*	6,066,380
132,100		Illumina, Inc.*	8,367,214

			14,433,594

Machinery (7.6%):
35,200		Caterpillar, Inc.	3,296,832
312,100		Danaher Corp.	14,721,757
69,100		Joy Global, Inc.	5,994,425
201,200		PACCAR, Inc.	11,552,904
69,900		Stanley Black & Decker, Inc.	4,674,213
86,500		Terex Corp.*	2,684,960

			42,925,091

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Schedule of Portfolio Investments, continued
December 31, 2010

			Fair
Shares			Value
Common Stocks, continued

Media (1.4%):
204,100		Walt Disney Co. (The)	$7,655,791

Metals & Mining (2.1%):
32,100		Agnico-Eagle Mines, Ltd.	2,462,070
79,900		Freeport-McMoRan Copper & Gold, Inc.	9,595,191

			12,057,261

Multiline Retail (3.1%):
132,800		Kohl’s Corp.*	7,216,352
168,800		Target Corp.	10,149,944

			17,366,296

Oil, Gas & Consumable Fuels (4.5%):
177,500		Anadarko Petroleum Corp.	13,518,400
223,100		Massey Energy Co.	11,969,315

			25,487,715

Pharmaceuticals (1.1%):
89,800		Allergan, Inc.	6,166,566

Professional Services (1.3%):
116,600		Manpower, Inc.	7,317,816

Semiconductors & Semiconductor Equipment (4.4%):
149,500		Broadcom Corp., Class A	6,510,725
120,700		Cree, Inc.*	7,952,923
105,400		Lam Research Corp.*	5,457,612
610,400		Micron Technology, Inc.*	4,895,408

			24,816,668

Software (9.9%):
230,400		Check Point Software Technologies, Ltd.*	10,658,304
377,500		Microsoft Corp.	10,539,800
290,300		Oracle Corp.	9,086,390
188,400		Red Hat, Inc.*	8,600,460
80,800		Salesforce.com, Inc.*	10,665,600
70,500		VMware, Inc., Class A*	6,268,155

			55,818,709

Specialty Retail (1.8%):
196,000		Home Depot, Inc.	6,871,760
90,500		Urban Outfitters, Inc.*	3,240,805

			10,112,565

Wireless Telecommunication
Services (0.7%	):
88,700		NII Holdings, Inc.*	3,961,342

Total Common Stocks (Cost $412,334,164)			558,985,746

Investment Company (0.8%):
4,711,783		Dreyfus Treasury Prime Cash Management, 0.00%(a)	4,711,783

Total Investment Company (Cost $4,711,783)			4,711,783

Total Investment Securities (Cost $417,045,947)(b) — 100.2%			563,697,529
Net other assets (liabilities) — (0.2)%			(896,258)

Net Assets — 100.0%			$562,801,271

Percentages indicated are based on net assets as of December 31, 2010.

plc—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

*	Non-income producing security

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Canada	0.4%
Cayman Islands	2.0
Ireland (Republic of)	0.5
Israel	1.9
Netherlands	2.4
United States	92.8

100.0%

6

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Statement of Assets and Liabilities
December 31, 2010

AZL BlackRock
Capital
Appreciation Fund

Assets:
Investment securities, at cost	$417,045,947

Investment securities, at value	$563,697,529
Dividends receivable	159,813
Foreign currency, at value (cost $816)	795
Receivable for capital shares issued	73,756
Receivable for investments sold	424,097
Reclaims receivable	391
Prepaid expenses	7,691

Total Assets	564,364,072

Liabilities:
Payable for investments purchased	978,337
Payable for capital shares redeemed	37,723
Manager fees payable	316,136
Administration fees payable	20,864
Distribution fees payable	118,324
Custodian fees payable	4,622
Administrative and compliance services fees payable	4,716
Trustee fees payable	943
Other accrued liabilities	81,136

Total Liabilities	1,562,801

Net Assets	$562,801,271

Net Assets Consist of:
Capital	$535,970,469
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	(119,820,756)
Net unrealized appreciation/(depreciation) on investments	146,651,558

Net Assets	$562,801,271

Shares of beneficial interest (unlimited number of shares authorized, no par value)	40,692,641
Net Asset Value (offering and redemption price per share)	$13.83

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL BlackRock
Capital
Appreciation Fund

Investment Income:
Dividends	$4,579,998
Foreign withholding tax	(907)

Total Investment Income	4,579,091

Expenses:
Manager fees	3,894,849
Administration fees	214,694
Distribution fees	1,217,138
Custodian fees	20,888
Administrative and compliance services fees	18,229
Trustees’ fees	36,763
Professional fees	55,220
Shareholder reports	42,247
Other expenses	17,160

Total expenses before reductions	5,517,188
Less expenses voluntarily waived/reimbursed by the Manager	(630,284)
Less expenses paid indirectly	(11)

Net expenses	4,886,893

Net Investment Income/(Loss)	(307,802)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	47,984,490
Change in unrealized appreciation/(depreciation) on investments	42,107,784

Net Realized/Unrealized Gains/(Losses) on Investments	90,092,274

Change in Net Assets Resulting From Operations	$89,784,472

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Statements of Changes in Net Assets

	AZL BlackRock Capital Appreciation Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$(307,802)	$240,595
Net realized gains/(losses) on investment transactions	47,984,490	21,506,910
Change in unrealized appreciation/(depreciation) on investments	42,107,784	50,549,583

Change in net assets resulting from operations	89,784,472	72,297,088

Dividends to Shareholders:
From net investment income	(235,335)	(8,995)
From net realized gains on investments	(4,787,118)	—
From return of capital	(35)	—

Change in net assets resulting from dividends to shareholders	(5,022,488)	(8,995)

Capital Transactions:
Proceeds from shares issued	86,852,940	120,602,024
Proceeds from shares issued in merger	6,489,469	232,007,838
Proceeds from dividends reinvested	5,022,488	8,995
Value of shares redeemed	(110,255,726)	(34,321,273)

Change in net assets resulting from capital transactions	(11,890,829)	318,297,584

Change in net assets	72,871,155	390,585,677
Net Assets:
Beginning of period	489,930,116	99,344,439

End of period	$562,801,271	$489,930,116

Accumulated net investment income/(loss)	$—	$235,348

Share Transactions:
Shares issued	7,098,066	12,969,364
Shares issued in merger	513,942	20,627,523
Dividends reinvested	427,810	827
Shares redeemed	(9,131,292)	(3,288,306)

Change in shares	(1,091,474)	30,309,408

See accompanying notes to the financial statements

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010		2009		2008	2007	2006

Net Asset Value, Beginning of Period	$11.73		$8.66		$13.61	$12.27	$12.08

Investment Activities:
Net Investment Income/(Loss)	(0.01)		0.01		0.01	(0.01)	(0.02)
Net Realized and Unrealized Gains/(Losses) on Investments	2.24		3.06		(4.96)	1.35	0.21

Total from Investment Activities	2.23		3.07		(4.95)	1.34	0.19

Dividends to Shareholders From:
Net Investment Income	(0.01)		—	(a)	—	—	—
Net Realized Gains	(0.12)		—		—	—	—
Return of Capital	—	(a)	—		—	—	—

Total Dividends	(0.13)		—	(a)	—	—	—

Net Asset Value, End of Period	$13.83		$11.73		$8.66	$13.61	$12.27

Total Return(b)	19.20%		35.46%		(36.37)%	10.92%	1.57%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$562,801		$489,930		$99,344	$62,264	$49,384
Net Investment Income/(Loss)	(0.06)%		0.11%		0.08%	(0.11)%	(0.22)%
Expenses Before Reductions(c)	1.13%		1.15%		1.20%	1.18%	1.19%
Expenses Net of Reductions	1.00%		1.07%		1.16%	1.16%	1.18%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.00%		1.07%		1.19%	1.18%	1.19%
Portfolio Turnover Rate	80.01	%(e)	80.26	%(f)	175.17%	75.74%	88.02%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 81.37%.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 102.12%.

See accompanying notes to financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL BlackRock Capital Appreciation Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Capital Management, Inc. (“BlackRock Capital”), BlackRock Capital provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2010

extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL BlackRock Capital Appreciation Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on the first $200 million of assets and 0.65% on assets above $200 million. Beginning May 1, 2011, the Manager expects to voluntarily reduce the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $15,587 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2010

special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized Level 2 in the fair valve hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total

Investment Securities:
Common Stocks+	$558,985,746	$—	$—	$558,985,746
Investment Company	4,711,783	—	—	4,711,783

Total Investment Securities	$563,697,529	$—	$—	$563,697,529

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Capital Appreciation Fund	$382,104,238*	$406,392,729

*	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from these amounts. The cost of purchases excluded are $6,489,909.

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $419,985,780. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$149,146,962
Unrealized depreciation	(5,435,213)

Net unrealized appreciation	$143,711,749

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2010

	Expires	Expires
	12/31/2015	12/31/2016
AZL BlackRock Capital Appreciation Fund	$52,607,994	$64,272,929

During the year ended December 31, 2010, the Fund utilized $44,935,094 in capital loss carryforwards to offset capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total Taxable	Return of	Total
	Income	Capital Gains	Distributions	Capital	Distributions(a)
AZL BlackRock Capital Appreciation Fund	$968,338	$4,054,115	$5,022,453	$35	$5,022,488

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL BlackRock Capital Appreciation Fund	$8,995	$—	$8,995

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Total
	Accumulated		Accumulated
	Capital and	Unrealized	Earnings
	Other Losses	Appreciation(a)	(Deficit)
AZL BlackRock Capital Appreciation Fund	$(116,880,923)	$143,711,725	$26,830,802

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

7. Acquisition of Funds

On October 15, 2010, the Fund acquired all of the net assets of the AZL Allianz AGIC Growth Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL Allianz AGIC Growth Fund shareholders on October 13, 2010. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 513,942 shares of the Fund, valued at $6,489,469, for 613,239 shares of the AZL Allianz AGIC Growth Fund outstanding on October 15, 2010.

The investment portfolio of the AZL Allianz AGIC Growth Fund, with a fair value of $6,496,014 and identified cost of $6,496,014 at October 15, 2010, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the AZL Allianz AGIC Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $503,465,867. All fees and expenses

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2010

incurred by the AZL Allianz AGIC Growth Fund and the Fund directly in connection with the plan of reorganization were borne by the Manager.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2010, are as follows:

Net investment income/(loss)	$(262,251)
Net realized/unrealized gains/(losses)	$89,994,948

Change in net assets resulting from operations	$89,732,697

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AZL Allianz AGIC Growth Fund that have been included in the Fund’s statement of operations since October 15, 2010.

On October 23, 2009, the Fund acquired all of the net assets of the AZL BlackRock Growth Fund and AZL Columbia Technology Fund (the “Acquired Funds”), open-end investment companies, pursuant to a plan of reorganization approved by the Acquired Funds shareholders on October 21, 2009. The purpose of the transaction was to combine three funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 20,627,523 shares of the Fund, valued at $232,007,838, for 23,744,269 shares of the AZL BlackRock Growth Fund and 11,800,476 shares of the AZL Columbia Technology Fund outstanding on October 23, 2009.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL BlackRock Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2010, the Fund declared net long-term capital gain distributions of $4,054,115.

During the year ended December 31, 2010, the Fund declared net short-term capital gain distributions of $732,990.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Special Joint Meeting of the Shareholders (Unaudited)

On October 13, 2010, there was a special joint meeting of shareholders of the AZL Allianz AGIC Growth Fund.

To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL Allianz AGIC Growth Fund, which is a series of the Allianz Variable Insurance Products Trust (the “VIP Trust”), and the AZL BlackRock Capital Appreciation Fund (the “Acquiring Fund”), which is another series of the VIP Trust.

Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of each Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Funds in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund’s liabilities. Each Plan was voted upon by the shareholders of the respective Acquired Fund voting separately.

The number of shares voted is as follows:

			% of Outstanding	% of Outstanding	% of Outstanding
For	Against	Abstain	For	Against	Abstain
590,989.534	0.352	77,365.564	88.424%	0.000%	11.576%

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory Agreement (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

23

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

24

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

25

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

28

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Columbia Mid Cap Value Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Columbia Mid Cap Value Fund
Allianz Investment Management LLC serves as the Manager for the AZL ®Columbia Mid Cap Value Fund and Columbia Management Investment Advisers, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance for the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Columbia Mid Cap Value Fund returned 22.66%1. That compared to a return of 24.75% for its benchmark, the Russell Midcap® Value Index2.
The stock market performed well during the period in question. There were concerns of a “double-dip” recession in August due to continued unemployment in the U.S. and fiscal troubles in Europe. However, investor confidence rebounded late in the period thanks to the election of fiscal conservatives in the mid-term elections and improving economic data over the last quarter of the year. Mid-cap stocks performed well in that environment, outpacing large-cap stocks during the 12-month period and boosting the Fund’s absolute performance.
Relative to its benchmark, the Fund’s performance was boosted by an overweight allocation within the consumer discretionary sector. The Fund also benefited from stock selection in this sector, with a focus on select retail brands and auto parts. These holdings grew in value as consumer spending and leisure travel increased. The Fund also benefited from an overweight position relative to its benchmark in the materials sector, as well as strong stock selection within the technology sector.*
The Fund’s relative returns were hurt most by individual holdings in the energy sector during the period. The Gulf of Mexico oil spill and a West Virginia mining accident contributed to a decline in consumer confidence in such stocks during the period. Certain holdings in the consumer staples and industrial sectors also dampened the Fund’s relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Columbia Mid Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility than larger companies.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

			Since
	1	3	Inception
	Year	Year	(5/1/06)

AZL® Columbia Mid Cap Value Fund	22.66%	-8.09%	-4.15%

Russell Midcap® Value Index	24.75%	1.01%	2.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross

AZL® Columbia Mid Cap Value Fund	1.15%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the Russell Midcap® Value Index is calculated from 4/30/06.

[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.13%.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Columbia Mid Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Columbia Mid Cap Value Fund	$1,000.00	$1,279.10	$6.26	1.09%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Columbia Mid Cap Value Fund	$1,000.00	$1,019.71	$5.55	1.09%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Columbia Mid Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investment	net assets*
Aerospace & Defense	1.8%
Airlines	0.5
Auto Components	1.8
Automobiles	0.8
Beverages	0.7
Capital Markets	2.2
Chemicals	4.1
Commercial Banks	6.1
Communications Equipment	0.5
Computers & Peripherals	1.0
Construction & Engineering	1.0
Consumer Finance	1.7
Containers & Packaging	1.2
Diversified Financial Services	1.2
Diversified Telecommunication Services	0.8
Electric Utilities	1.8
Electrical Equipment	1.1
Electronic Equipment, Instruments & Components	2.6
Energy Equipment & Services	4.3
Food Products	1.4
Gas Utilities	0.6
Health Care Equipment & Supplies	2.1
Health Care Providers & Services	0.5
Hotels, Restaurants & Leisure	3.2
Household Durables	0.8
Household Products	1.3
Independent Power Producers & Energy Traders	0.5
Insurance	6.0
Internet & Catalog Retail	0.5
Leisure Equipment & Products	1.3
Life Sciences Tools & Services	0.5
Machinery	5.7
Media	1.6
Metals & Mining	0.8
Multi-Utilities	6.8
Oil, Gas & Consumable Fuels	8.0
Paper & Forest Products	0.7
Personal Products	1.5
Pharmaceuticals	0.5
Professional Services	1.0
Real Estate Investment Trusts (REITs)	7.2
Real Estate Management & Development	0.7
Road & Rail	2.1
Semiconductors & Semiconductor Equipment	1.7
Software	1.4
Specialty Retail	1.7
Textiles, Apparel & Luxury Goods	0.5
Thrifts & Mortgage Finance	0.9
Investment Company	3.2

99.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Convertible Preferred Stocks (0.3%):
Diversified Financial Services (0.3%):
2,200	Fifth Third Bancorp, Series G	$326,898

Total Convertible Preferred Stocks (Cost $309,038)		326,898

Common Stocks (96.4%):
Aerospace & Defense (1.8%):
89,179	AerCap Holdings NV*	1,259,208
8,800	L-3 Communications Holdings, Inc.	620,312
26,200	Spirit AeroSystems Holdings, Inc., Class A*	545,222

		2,424,742

Airlines (0.5%):
47,600	Delta Air Lines, Inc.*	599,760

Auto Components (1.8%):
18,100	BorgWarner, Inc.*	1,309,716
26,100	Tenneco, Inc.*	1,074,276

		2,383,992

Automobiles (0.8%):
29,300	Harley-Davidson, Inc.	1,015,831

Beverages (0.7%):
17,800	Molson Coors Brewing Co.	893,382

Capital Markets (2.2%):
42,400	Raymond James Financial, Inc.	1,386,480
83,000	TD AMERITRADE Holding Corp.	1,576,170

		2,962,650

Chemicals (4.1%):
20,800	Albemarle Corp.	1,160,224
28,700	Celanese Corp., Series A	1,181,579
13,000	International Flavor & Fragrances, Inc.	722,670
11,200	LyondellBasell Industries NV, Class A*	385,280
24,600	PPG Industries, Inc.	2,068,122

		5,517,875

Commercial Banks (6.1%):
21,235	City National Corp.	1,302,980
24,600	Comerica, Inc.	1,039,104
22,000	Cullen/Frost Bankers, Inc.	1,344,640
90,200	Fifth Third Bancorp	1,324,136
147,903	Huntington Bancshares, Inc.	1,016,094
20,251	SVB Financial Group*	1,074,315
43,200	Zions Bancorp	1,046,736

		8,148,005

Communications Equipment (0.5%):
113,500	Brocade Communications Systems, Inc.*	600,415

Computers & Peripherals (1.0%):
42,000	Diebold, Inc.	1,346,100

Construction & Engineering (1.0%):
39,400	Foster Wheeler AG*	1,360,088

Consumer Finance (1.7%):
123,068	Discover Financial Services	2,280,450

Containers & Packaging (1.2%):
63,900	Packaging Corp. of America	1,651,176

Diversified Financial Services (0.9%):
25,900	CIT Group, Inc.*	1,219,890

Diversified Telecommunication Services (0.8%):
146,500	Qwest Communications International, Inc.	1,114,865

Electric Utilities (1.8%):
40,200	American Electric Power Co., Inc.	1,446,396
30,600	Northeast Utilities	975,528

		2,421,924

Electrical Equipment (1.1%):
24,000	Cooper Industries plc	1,398,960

Electronic Equipment, Instruments & Components (2.6%):
26,900	Agilent Technologies, Inc.*	1,114,467
34,000	Arrow Electronics, Inc.*	1,164,500
53,800	Molex, Inc.	1,222,336

		3,501,303

Energy Equipment & Services (4.3%):
21,700	Cameron International Corp.*	1,100,841
29,600	Dresser-Rand Group, Inc.*	1,260,664
29,300	Noble Corp.	1,048,061
29,300	Pride International, Inc.*	966,900
59,300	Weatherford International, Ltd.*	1,352,040

		5,728,506

Food Products (1.4%):
39,600	Dean Foods Co.*	350,064
22,006	J.M. Smucker Co. (The)	1,444,694

		1,794,758

Gas Utilities (0.6%):
22,200	QEP Resources, Inc.	806,082

Health Care Equipment & Supplies (2.1%):
12,500	Cooper Companies, Inc.	704,250
21,900	Teleflex, Inc.	1,178,439
17,900	Zimmer Holdings, Inc.*	960,872

		2,843,561

Health Care Providers & Services (0.5%):
18,600	Community Health Systems, Inc.*	695,082

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Hotels, Restaurants & Leisure (3.2%):
15,400	Bally Technologies, Inc.*	$649,726
8,800	Darden Restaurants, Inc.	408,672
48,563	International Game Technology	859,079
27,800	Royal Caribbean Cruises, Ltd.*	1,306,600
17,900	Starwood Hotels & Resorts Worldwide, Inc.	1,087,962

		4,312,039

Household Durables (0.8%):
91,700	D. R. Horton, Inc.	1,093,981

Household Products (1.3%):
16,500	Clorox Co. (The)	1,044,120
10,000	Energizer Holdings, Inc.*	729,000

		1,773,120

Independent Power Producers & Energy Traders (0.5%):
54,269	AES Corp. (The)*	660,996

Insurance (6.0%):
21,700	ACE, Ltd.	1,350,825
40,300	Assured Guaranty, Ltd.	713,310
29,900	Axis Capital Holdings, Ltd.	1,072,812
74,105	Lincoln National Corp.	2,060,860
31,900	Reinsurance Group of America, Inc.	1,713,349
51,435	XL Group plc	1,122,312

		8,033,468

Internet & Catalog Retail (0.5%):
42,300	Liberty Media Corp. — Capital, Series A*	667,071

Leisure Equipment & Products (1.3%):
19,900	Hasbro, Inc.	938,882
29,800	Mattel, Inc.	757,814

		1,696,696

Life Sciences Tools & Services (0.5%):
4,500	Mettler-Toledo International, Inc.*	680,445

Machinery (5.7%):
11,100	AGCO Corp.*	562,326
19,200	Crane Co.	788,544
33,500	Ingersoll-Rand plc	1,577,515
18,300	Kennametal, Inc.	722,118
11,100	Navistar International Corp.*	642,801
23,700	Parker Hannifin Corp.	2,045,310
17,800	Stanley Black & Decker, Inc.	1,190,286

		7,528,900

Media (1.6%):
62,300	CBS Corp.	1,186,815
48,800	DISH Network Corp., Class A*	959,408

		2,146,223

Metals & Mining (0.8%):
18,100	United States Steel Corp.	1,057,402

Multi-Utilities (6.8%):
42,200	CMS Energy Corp.	784,920
24,800	PG&E Corp.	1,186,432
34,300	Public Service Enterprise Group, Inc.	1,091,083
42,200	Sempra Energy	2,214,656
33,500	Wisconsin Energy Corp.	1,971,810
76,000	Xcel Energy, Inc.	1,789,800

		9,038,701

Oil, Gas & Consumable Fuels (8.0%):
40,200	Cabot Oil & Gas Corp.	1,521,570
21,900	Ensco plc, SP ADR	1,169,022
26,500	Frontier Oil Corp.*	477,265
22,500	Murphy Oil Corp.	1,677,375
15,000	Newfield Exploration Co.*	1,081,650
33,251	Peabody Energy Corp.	2,127,399
92,000	Spectra Energy Corp.	2,299,080
19,000	Tesoro Corp.*	352,260

		10,705,621

Paper & Forest Products (0.7%):
52,085	Weyerhaeuser Co.	985,969

Personal Products (1.5%):
44,000	Avon Products, Inc.	1,278,640
8,800	Estee Lauder Co., Inc. (The), Class A	710,160

		1,988,800

Pharmaceuticals (0.5%):
12,600	Watson Pharmaceuticals, Inc.*	650,790

Professional Services (1.0%):
21,700	Manpower, Inc.	1,361,892

Real Estate Investment Trusts (REITs) (7.2%):
13,800	Alexandria Real Estate Equities, Inc.	1,010,988
16,300	Boston Properties, Inc.	1,403,430
36,400	Equity Residential Property Trust	1,890,980
20,490	General Growth Properties, Inc.	317,185
78,323	Host Hotels & Resorts, Inc.	1,399,632
65,300	ProLogis Trust	942,932
27,800	Rayonier, Inc.	1,460,056
23,300	Taubman Centers, Inc.	1,176,184

		9,601,387

Real Estate Management & Development (0.7%):
45,700	CB Richard Ellis Group, Inc., Class A*	935,936

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Road & Rail (2.1%):
10,000	Canadian Pacific Railway, Ltd.	$648,100
21,772	Con-way, Inc.	796,202
94,500	Hertz Global Holdings, Inc.*	1,369,305

		2,813,607

Semiconductors & Semiconductor Equipment (1.7%):
79,900	Advanced Micro Devices, Inc.*	653,582
47,100	Atmel Corp.*	580,272
23,800	Avago Technologies, Ltd.	677,586
8,700	Varian Semiconductor Equipment Associates, Inc.*	321,639

		2,233,079

Software (1.4%):
28,200	Autodesk, Inc.*	1,077,240
45,400	Nuance Communications, Inc.*	825,372

		1,902,612

Specialty Retail (1.7%):
64,900	Foot Locker, Inc.	1,273,338
31,600	Limited Brands, Inc.	971,068

		2,244,406

Textiles, Apparel & Luxury Goods (0.5%):
23,900	Hanesbrands, Inc.*	607,060

Thrifts & Mortgage Finance (0.9%):
38,619	MGIC Investment Corp.*	393,528
54,000	People’s United Financial, Inc.	756,540

		1,150,068

Total Common Stocks (Cost $99,757,549)		128,579,666

Investment Company (3.2%):
4,299,958	Dreyfus Treasury Prime Cash Management, 0.00%(a)	4,299,958

Total Investment Company (Cost $4,299,958)		4,299,958

Total Investment Securities (Cost $104,366,545)(b) — 99.9%		133,206,522
Net other assets (liabilities) — 0.1%		133,233

Net Assets — 100.0%		$133,339,755

Percentages indicated are based on net assets as of December 31, 2010.

plc—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

*	Non-income producing security

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Bermuda	2.4%
Canada	0.5
Ireland (Republic of)	3.1
Liberia	1.0
Netherlands	1.2
Singapore	0.5
Switzerland	2.8
United Kingdom	0.9
United States	87.6

100.0%

7

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Columbia
Mid Cap
Value Fund

Assets:
Investment securities, at cost	$104,366,545

Investment securities, at value	$133,206,522
Dividends receivable	152,522
Receivable for capital shares issued	119,424
Receivable for expenses paid indirectly	5,920
Reclaims receivable	1,029
Prepaid expenses	1,599

Total Assets	133,487,016

Liabilities:
Payable for capital shares redeemed	10,192
Manager fees payable	81,779
Administration fees payable	5,592
Distribution fees payable	27,260
Custodian fees payable	2,628
Administrative and compliance services fees payable	1,087
Trustee fees payable	217
Other accrued liabilities	18,506

Total Liabilities	147,261

Net Assets	$133,339,755

Net Assets Consist of:
Capital	$137,618,972
Accumulated net investment income/(loss)	1,209,916
Accumulated net realized gains/(losses) from investment transactions	(34,329,123)
Net unrealized appreciation/(depreciation) on investments	28,839,990

Net Assets	$133,339,755

Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,621,229
Net Asset Value (offering and redemption price per share)	$8.02

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Columbia
Mid Cap
Value Fund

Investment Income:
Interest	$2,528
Dividends	2,339,254
Foreign withholding tax	(777)

Total Investment Income	2,341,005

Expenses:
Manager fees	811,698
Administration fees	53,558
Distribution fees	270,566
Custodian fees	12,559
Administrative and compliance services fees	4,185
Trustees’ fees	8,479
Professional fees	12,287
Shareholder reports	9,787
Other expenses	4,446

Total expenses before reductions	1,187,565
Less expenses paid indirectly	(63,428)

Net expenses	1,124,137

Net Investment Income/(Loss)	1,216,868

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	15,847,470
Change in unrealized appreciation/(depreciation) on investments	5,565,527

Net Realized/Unrealized Gains/(Losses) on Investments	21,412,997

Change in Net Assets Resulting From Operations	$22,629,865

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Statements of Changes in Net Assets

	AZL Columbia Mid Cap Value Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,216,868	$679,453
Net realized gains/(losses) on investment transactions	15,847,470	1,931,509
Change in unrealized appreciation/(depreciation) on investments	5,565,527	19,608,588

Change in net assets resulting from operations	22,629,865	22,219,550

Dividends to Shareholders:
From net investment income	(679,585)	(589,892)

Change in net assets resulting from dividends to shareholders	(679,585)	(589,892)

Capital Transactions:
Proceeds from shares issued	50,635,019	43,893,491
Proceeds from dividends reinvested	679,585	589,892
Value of shares redeemed	(40,832,757)	(17,518,006)

Change in net assets resulting from capital transactions	10,481,847	26,965,377

Change in net assets	32,432,127	48,595,035
Net Assets:
Beginning of period	100,907,628	52,312,593

End of period	$133,339,755	$100,907,628

Accumulated net investment income/(loss)	$1,209,916	$679,581

Share Transactions:
Shares issued	7,127,210	8,216,310
Dividends reinvested	98,634	94,232
Shares redeemed	(5,947,092)	(3,409,975)

Change in shares	1,278,752	4,900,567

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					May 1, 2006 to
	Year Ended December 31,				December 31,
	2010	2009	2008	2007	2006(a)

Net Asset Value, Beginning of Period	$6.58	$5.01	$10.53	$10.14	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07	0.03	0.06	0.05	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	1.41	1.59	(5.53)	0.34	0.14

Total from Investment Activities	1.48	1.62	(5.47)	0.39	0.17

Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.05)	(0.05)	— (b)	(0.03)

Total Dividends	(0.04)	(0.05)	(0.05)	— (b)	(0.03)

Net Asset Value, End of Period	$8.02	$6.58	$5.01	$10.53	$10.14

Total Return(c)(d)	22.66%	32.30%	(52.15)%	3.85%	1.72%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$133,340	$100,908	$52,313	$94,377	$65,535
Net Investment Income/(Loss)(e)	1.12%	0.98%	0.74%	0.50%	0.59%
Expenses Before Reductions(e)(f)	1.10%	1.13%	1.13%	1.10%	1.14%
Expenses Net of Reductions(e)	1.04%	1.07%	1.10%	1.07%	1.12%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.10%	1.13%	1.13%	1.10%	1.14%
Portfolio Turnover Rate(d)	70.69%	67.46%	98.79%	62.98%	16.03%

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered-under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Columbia Mid Cap Value Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Columbia Management Investment Advisers, LLC (“CMIA”), CMIA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.30%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Columbia Mid Cap Value Fund	0.75%	1.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-l. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $3,087 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$128,579,666	$—	$—	$128,579,666
Convertible Preferred Stocks	326,898	—	—	326,898
Investment Company	4,299,958	—	—	4,299,958

Total Investment Securities	$133,206,522	$—	$—	$133,206,522

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Mid Cap Value Fund	$83,447,752	$73,956,630

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $105,219,882. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$29,408,360
Unrealized depreciation	(1,421,720)

Net unrealized appreciation	$27,986,640

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2017
AZL Columbia Mid Cap Value Fund	$33,475,786

During the year ended December 31, 2010, the Fund utilized $15,998,822 in capital loss carryforwards to offset capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Columbia Mid Cap Value Fund	$679,585	$—	$679,585

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Columbia Mid Cap Value Fund	$589,892	$—	$589,892

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Appreciation(a)	(Deficit)
AZL Columbia Mid Cap Value Fund	$1,209,916	$1,209,916	$(33,475,786)	$27,986,653	$(4,279,217)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Mid Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

22

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

23

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

24

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Columbia Small Cap Value Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Columbia Small Cap Value Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Columbia Small Cap Value Fund and Columbia Management Investment Advisers, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Columbia Small Cap Value Fund returned 25.93%1. That compared to a return of 24.50% for its benchmark, the Russell 2000® Value Index 2.
The stock market made slow gains during the period in question. Despite fears of a “double-dip” recession in August, improving economic data and the mid-term election of fiscal conservatives helped to rebuild investor confidence in the last quarter of the year. Stocks, particularly small-cap and mid-cap stocks, performed well in that environment. Small-cap stocks as a whole outperformed large-caps and slightly underperformed mid-caps during the year. The Fund benefited in absolute terms in that environment.
The Fund focuses on shares of high-quality companies with strong balance sheets and healthy cash flow. That strategy contributed to the Fund’s performance relative to its benchmark during the period.*
Relative to its benchmark, the Fund benefited from overweight positions in the industrial, technology and consumer discretionary sectors, which tend to follow cyclical trends in the stock market. Those sectors performed well during the period, and the technology sector was the Fund’s top performing sector during the 12 months through December 2010. An underweight position in the utility sector and strong stock selection in the energy and consumer discretionary sectors also helped the Fund’s relative performance. In particular, the Fund benefited from its exposure to certain oil, gas, consumable fuel and retail companies.*
The Fund’s relative return was dampened somewhat by stock selection among insurance and banking companies in the financial sector, and among chemical and mining companies in the materials sector.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell 2000 ® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Columbia Small Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(5/2/04)

AZL® Columbia Small Cap Value Fund	25.93%	2.17%	2.10%	5.14%

Russell 2000® Value Index	24.50%	2.19%	3.52%	6.28%[1]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Columbia Small Cap Value Fund	1.40%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager has voluntarily reduced the management fee to 0.85%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	The since inception performance data and hypothetical $10,000 investment for the Russell 2000® Value Index is calculated from 4/30/04.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Columbia Small Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Columbia Small Cap Value Fund	$1,000.00	$1,268.10	$6.92	1.21%

*	Expenses are equal to the average account value times the Fund’s annualize expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Columbia Small Cap Value Fund	$1,000.00	$1,019.11	$6.16	1.21%

*	Expenses are equal to the average account value times the Fund’s annualize expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Columbia Small Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Aerospace & Defense	0.9%
Air Freight & Logistics	0.3
Airlines	0.3
Building Products	0.9
Capital Markets	3.2
Chemicals	2.2
Commercial Banks	7.2
Commercial Services & Supplies	2.0
Communications Equipment	2.2
Construction & Engineering	3.1
Construction Materials	0.2
Consumer Finance	0.6
Containers & Packaging	2.1
Diversified Consumer Services	0.6
Diversified Financial Services	0.5
Diversified Telecommunication Services	0.6
Electric Utilities	1.1
Electrical Equipment	2.0
Electronic Equipment, Instruments & Components	3.6
Energy Equipment & Services	3.6
Food & Staples Retailing	1.3
Food Products	0.7
Gas Utilities	0.5
Health Care Equipment & Supplies	2.9
Health Care Providers & Services	4.1
Hotels, Restaurants & Leisure	2.0
Household Durables	1.1
Household Products	0.3
Insurance	8.8
Internet Software & Services	1.0
IT Services	2.9
Leisure Equipment & Products	0.4
Machinery	3.5
Marine	0.8
Metals & Mining	2.5
Multi-Utilities	1.5
Oil, Gas & Consumable Fuels	4.6
Pharmaceuticals	0.5
Professional Services	1.4
Real Estate Investment Trusts (REITs)	5.0
Real Estate Management & Development	0.3
Road & Rail	1.3
Semiconductors & Semiconductor Equipment	2.1
Software	1.7
Specialty Retail	4.5
Textiles, Apparel & Luxury Goods	0.4
Thrifts & Mortgage Finance	4.7
Trading Companies & Distributors	0.8
Wireless Telecommunication Services	0.9
Investment Company	0.7

100.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (99.7%):
Aerospace & Defense (0.9%):
24,100	AAR Corp.*	$662,027
27,815	Ceradyne, Inc.*	877,007

		1,539,034

Air Freight & Logistics (0.3%):
69,277	Pacer International, Inc.*	473,855

Airlines (0.3%):
32,171	SkyWest, Inc.	502,511

Building Products (0.9%):
10,790	Ameron International Corp.	824,032
17,563	Universal Forest Products, Inc.	683,201

		1,507,233

Capital Markets (3.2%):
15,467	Federated Investors, Inc.	404,771
137,143	GFI Group, Inc.	643,201
38,790	International Assets Holding Corp.*	915,444
54,875	Investment Technology Group, Inc.*	898,304
80,940	Knight Capital Group, Inc., Class A*	1,116,163
35,935	OptionsXpress Holdings, Inc.	563,101
21,531	Piper Jaffray Cos., Inc.*	753,800

		5,294,784

Chemicals (2.2%):
46,400	H.B. Fuller Co.	952,128
12,940	Minerals Technologies, Inc.	846,405
49,317	OM Group, Inc.*	1,899,198

		3,697,731

Commercial Banks (7.2%):
60,712	Ameris Bancorp*	639,904
17,030	BancFirst Corp.	701,466
44,580	BancTrust Financial Group, Inc.*	119,028
34,835	Bryn Mawr Bank Corp.	607,871
41,710	Chemical Financial Corp.	923,876
44,200	Columbia Banking System, Inc.	930,852
27,130	Community Trust Bancorp, Inc.	785,685
5,780	First Citizens BancShares, Inc., Class A	1,092,709
143,497	First Commonwealth Financial Corp.	1,015,959
30,240	First Financial Corp.	1,062,633
211	First National Bank Alaska	377,690
22,138	Hancock Holding Co.	771,731
42,609	Investors Bancorp, Inc.*	559,030
27,177	Merchants Bancshares, Inc.	748,998
40,390	Northfield Bancorp, Inc.	537,995
32,243	Northrim BanCorp, Inc.	622,935
179,612	West Coast Bancorp*	506,506

		12,004,868

Commercial Services & Supplies (2.0%):
26,490	ABM Industries, Inc.	696,687
13,961	Consolidated Graphics, Inc.*	676,131
29,767	Ennis, Inc.	509,016
20,909	G & K Services, Inc., Class A	646,297
12,120	United Stationers, Inc.*	773,377

		3,301,508

Communications Equipment (2.2%):
31,500	Anaren, Inc.*	656,775
19,994	Bel Fuse, Inc., Class B	477,857
19,952	Black Box Corp.	763,962
13,801	Plantronics, Inc.	513,673
77,575	Symmetricom, Inc.*	550,007
60,500	Tekelec*	720,555

		3,682,829

Construction & Engineering (3.1%):
43,586	Comfort Systems USA, Inc.	574,028
59,973	Dycom Industries, Inc.*	884,602
33,420	Emcor Group, Inc.*	968,511
25,576	KBR, Inc.	779,301
33,056	KHD Humboldt Wedag International AG	306,754
20,290	Layne Christensen Co.*	698,382
59,163	Pike Electric Corp.*	507,618
35,568	Sterling Construction Co., Inc.*	463,807

		5,183,003

Construction Materials (0.2%):
12,784	Eagle Materials, Inc.	361,148

Consumer Finance (0.6%):
26,729	Cash America International, Inc.	987,102

Containers & Packaging (2.1%):
9,733	Greif, Inc., Class A	602,473
25,210	Greif, Inc., Class B	1,537,810
22,896	Packaging Corp. of America	591,633
22,320	Silgan Holdings, Inc.	799,279

		3,531,195

Diversified Consumer Services (0.6%):
26,165	Lincoln Educational Services Corp.	405,819
36,234	Regis Corp.	601,485

		1,007,304

Diversified Financial Services (0.5%):
43,443	Medallion Financial Corp.	356,233
13,157	PICO Holdings, Inc.*	418,392

		774,625

Diversified Telecommunication Services (0.6%):
40,391	Neutral Tandem, Inc.*	583,246
32,129	Warwick Valley Telephone Co.	444,987

		1,028,233

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Electric Utilities (1.1%):
25,568	ALLETE, Inc.	$952,664
20,440	MGE Energy, Inc.	874,014

		1,826,678

Electrical Equipment (2.0%):
15,692	A.O. Smith Corp.	597,551
20,140	Belden CDT, Inc.	741,555
319,316	Broadwind Energy, Inc.*	737,620
39,968	GrafTech International, Ltd.*	792,965
15,570	Powell Industries, Inc.*	511,942

		3,381,633

Electronic Equipment, Instruments & Components (3.6%):
14,495	Anixter International, Inc.	865,786
47,465	Benchmark Electronics, Inc.*	861,964
67,342	Brightpoint, Inc.*	587,896
50,693	CTS Corp.	560,664
33,495	Electro Scientific Industries, Inc.*	536,925
14,896	Littlelfuse, Inc.	701,006
49,079	Methode Electronics, Inc.	636,555
17,058	MTS Systems Corp.	638,993
98,285	Nam Tai Electronics, Inc.	629,024

		6,018,813

Energy Equipment & Services (3.6%):
114,600	Cal Dive International, Inc.*	649,782
18,310	Dawson Geophysical Co.*	584,089
34,847	Gulf Island Fabrication, Inc.	981,989
48,595	Matrix Service Co.*	591,887
38,337	Patterson-UTI Energy, Inc.	826,162
20,190	T-3 Energy Services, Inc.*	804,168
74,349	TGC Industries, Inc.*	282,526
13,012	Tidewater, Inc.	700,566
85,608	Union Drilling, Inc.*	623,226

		6,044,395

Food & Staples Retailing (1.3%):
20,310	Andersons, Inc. (The)	738,268
21,032	Ruddick Corp.	774,819
35,782	Spartan Stores, Inc.	606,505

		2,119,592

Food Products (0.7%):
45,180	Fresh Del Monte Produce, Inc.	1,127,241

Gas Utilities (0.5%):
22,456	Laclede Group, Inc. (The)	820,542

Health Care Equipment & Supplies (2.9%):
9,380	Analogic Corp.	464,404
35,549	AngioDynamics, Inc.*	546,388
31,444	Cantel Medical Corp.	735,790
13,892	ICU Medical, Inc.*	507,058
24,697	Kensey Nash Corp.*	687,318
55,126	Medical Action Industries, Inc.*	528,107
31,892	Quidel Corp.*	460,839
53,566	Symmetry Medical, Inc.*	495,485
14,418	Young Innovations, Inc.	461,520

		4,886,909

Health Care Providers & Services (4.1%):
32,347	AmSurg Corp.*	677,670
19,090	Centene Corp.*	483,740
46,396	Healthspring, Inc.*	1,230,886
46,668	Kindred Healthcare, Inc.*	857,291
16,060	Magellan Health Services, Inc.*	759,317
57,106	MedCath Corp.*	796,629
32,896	NovaMed, Inc.*	379,291
21,718	Owens & Minor, Inc.	639,161
25,970	Triple-S Management Corp., Class B*	495,507
26,450	U.S. Physical Therapy, Inc.*	524,239

		6,843,731

Hotels, Restaurants & Leisure (2.0%):
65,540	Benihana, Inc., Class A*	532,840
25,272	Bob Evans Farms, Inc.	832,965
13,390	CEC Entertainment, Inc.*	519,934
32,424	Chesapeake Lodging Trust	609,895
20,030	Jack in the Box, Inc.*	423,234
22,334	Red Robin Gourmet Burgers*	479,511

		3,398,379

Household Durables (1.1%):
25,515	American Greetings Corp., Class A	565,412
14,447	Cavco Industries, Inc.*	674,530
28,345	CSS Industries, Inc.	584,191

		1,824,133

Household Products (0.3%):
26,400	Aaron’s, Inc.	538,296

Insurance (8.8%):
8,970	Allied World Assurance Co. Holdings, Ltd.	533,177
38,470	American Safety Insurance Holdings, Ltd.*	822,488
24,600	Argo Group International Holdings, Ltd.	921,270
26,289	Baldwin & Lyons, Inc., Class B	618,580
45,000	CNA Surety Corp.*	1,065,600
70,668	eHealth, Inc.*	1,002,779
29,351	EMC Insurance Group, Inc.	664,507
29,846	FBL Financial Group, Inc., Class A	855,685
80,477	Global Indemnity plc*	1,645,755
15,345	Hanover Insurance Group, Inc. (The)	716,918
15,340	Harleysville Group, Inc.	563,592

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

58,311	Horace Mann Educators Corp.	$1,051,930
3,230	National Western Life Insurance Co., Class A	538,506
21,497	Navigators Group, Inc.*	1,082,374
22,510	Safety Insurance Group, Inc.	1,070,801
44,528	Stewart Information Services Corp.	513,408
46,523	United Fire & Casualty Co.	1,038,393

		14,705,763

Internet Software & Services (1.0%):
62,900	InfoSpace, Inc.*	522,070
94,641	United Online, Inc.	624,631
37,100	ValueClick, Inc.*	594,713

		1,741,414

IT Services (2.9%):
35,056	Acxiom Corp.*	601,210
16,124	CACI International, Inc., Class A*	861,022
31,810	CSG Systems International, Inc.*	602,481
182,266	Global Cash Access Holdings, Inc.*	581,429
8,880	Maximus, Inc.	582,350
244,164	MoneyGram International, Inc.*	661,685
46,660	TeleTech Holdings, Inc.*	960,729

		4,850,906

Leisure Equipment & Products (0.4%):
39,672	JAKKS Pacific, Inc.*	722,824

Machinery (3.5%):
18,406	Astec Industries, Inc.*	596,538
16,989	CIRCOR International, Inc.	718,295
21,585	Enpro Industries, Inc.*	897,073
19,152	Freightcar America, Inc.	554,259
18,201	Harsco Corp.	515,452
32,486	Kadant, Inc.*	765,695
15,910	L.B. Foster Co., Class A*	651,355
26,708	Mueller Industries, Inc.	873,352
7,408	Robbins & Myers, Inc.	265,058

		5,837,077

Marine (0.8%):
43,020	Diana Shipping, Inc.*	517,100
33,440	Nordic American Tanker Shipping, Ltd.	870,109

		1,387,209

Metals & Mining (2.5%):
10,773	Carpenter Technology Corp.	433,505
19,219	Haynes International, Inc.	803,931
27,079	Olympic Steel, Inc.	776,626
18,588	RTI International Metals, Inc.*	501,504
59,390	Terra Nova Royalty Corp.	463,836
81,510	Thompson Creek Metals Co., Inc.*	1,199,827

		4,179,229

Multi-Utilities (1.5%):
42,397	Avista Corp.	954,780
14,963	CH Energy Group, Inc.	731,541
27,748	NorthWestern Corp.	799,975

		2,486,296

Oil, Gas & Consumable Fuels (4.6%):
18,910	Berry Petroleum Co., Class A	826,367
21,420	Bill Barrett Corp.*	881,005
16,404	Forest Oil Corp.*	622,860
16,700	Holly Corp.	680,859
93,068	International Coal Group, Inc.*	720,346
26,030	James River Coal Co.*	659,340
41,786	Stone Energy Corp.*	931,410
26,977	Swift Energy Co.*	1,056,149
79,573	VAALCO Energy, Inc.*	569,743
21,040	World Fuel Services Corp.	760,806

		7,708,885

Pharmaceuticals (0.5%):
29,510	Medicis Pharmaceutical Corp., Class A	790,573

Professional Services (1.4%):
31,067	CDI Corp.	577,536
15,988	FTI Consulting, Inc.*	596,033
31,859	Korn/Ferry International*	736,261
53,636	Navigant Consulting, Inc.*	493,451

		2,403,281

Real Estate Investment Trusts (REITs) (5.0%):
149,710	DCT Industrial Trust, Inc.	794,960
91,256	DiamondRock Hospitality, Co.*	1,095,072
48,638	Franklin Street Properties Corp.	693,091
21,770	Getty Realty Corp.	680,966
16,558	National Health Investors, Inc.	745,441
28,247	Potlatch Corp.	919,440
45,710	Starwood Property Trust, Inc.	981,851
53,366	Sunstone Hotel Investors, Inc.*	551,271
32,540	Terreno Realty Corp.*	583,442
17,580	Universal Health Realty Income Trust	642,197
37,502	Urstadt Biddle Properties, Inc., Class A	729,414

		8,417,145

Real Estate Management & Development (0.3%):
28,114	Avatar Holdings, Inc.*	557,220

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Road & Rail (1.3%):
32,202	Heartland Express, Inc.	$515,876
12,817	Ryder System, Inc.	674,687
43,346	Werner Enterprises, Inc.	979,620

		2,170,183

Semiconductors & Semiconductor Equipment (2.1%):
70,280	Amkor Technology, Inc.*	519,369
28,270	ATMI, Inc.*	563,704
80,120	Integrated Device Technology, Inc.*	533,599
19,570	MKS Instruments, Inc.*	479,269
21,250	Tessera Technologies, Inc.*	470,688
12,330	Varian Semiconductor Equipment Associates, Inc.*	455,840
58,221	Zoran Corp.*	512,345

		3,534,814

Software (1.7%):
50,166	Compuware Corp.*	585,437
14,750	Jack Henry & Associates, Inc.	429,963
46,054	Monotype Imaging Holdings, Inc.*	511,199
23,455	Parametric Technology Corp.*	528,441
19,200	Progress Software Corp.*	812,544

		2,867,584

Specialty Retail (4.5%):
20,342	America’s Car-Mart, Inc.*	550,861
42,745	Finish Line, Inc. (The), Class A	734,787
45,440	Foot Locker, Inc.	891,533
31,246	GameStop Corp., Class A*	714,908
28,167	Men’s Wearhouse, Inc. (The)	703,612
42,740	OfficeMax, Inc.*	756,498
169,771	Pacific Sunwear of California, Inc.*	920,159
43,561	Rent-A-Center, Inc.	1,406,149
32,968	Shoe Carnival, Inc.*	890,136

		7,568,643

Textiles, Apparel & Luxury Goods (0.4%):
43,181	Movado Group, Inc.*	696,941

Thrifts & Mortgage Finance (4.7%):
136,990	Bank Mutual Corp.	654,812
79,426	BankFinancial Corp.	774,403
93,860	Beneficial Mutual Bancorp, Inc.*	828,784
95,856	Brookline Bancorp, Inc.	1,040,038
48,432	Clifton Savings Bancorp, Inc.	523,550
42,587	ESSA Bancorp, Inc.	563,000
62,802	Home Federal Bancorp, Inc.	770,581
92,021	TrustCo Bank Corp.	583,413
38,930	United Financial Bancorp, Inc.	594,461
50,539	Washington Federal, Inc.	855,120
84,300	Westfield Financial, Inc.	779,775

		7,967,937

Trading Companies & Distributors (0.8%):
20,422	Applied Industrial Technologies, Inc.	663,307
24,260	Kaman Corp., Class A	705,238

		1,368,545

Wireless Telecommunication Services (0.9%):
46,417	NTELOS Holdings Corp.	884,244
30,156	Shenandoah Telecommunications Co.	564,822

		1,449,066

Total Common Stocks (Cost $137,848,318)		167,118,840

Investment Company (0.7%):
1,092,153	Dreyfus Treasury Prime Cash Management, 0.00%(a)	1,092,153

Total Investment Company (Cost $1,092,153)		1,092,153

Total Investment Securities (Cost $138,940,471)(b) — 100.4%		168,210,993
Net other assets (liabilities) — (0.4)%		(588,544)

Net Assets — 100.0%		$167,622,449

Percentages indicated are based on net assets as of December 31, 2010.

plc—Public Limited Company

*	Non-income producing security

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2010

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Bermuda	1.3%
British Virgin Islands	0.4
Canada	1.0
Cayman Islands	0.7
Germany	0.2
Greece	0.3
Ireland (Republic of)	1.0
United States	95.1

100.0%

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Columbia
Small Cap
Value Fund

Assets:
Investment securities, at cost	$138,940,471

Investment securities, at value	$168,210,993
Dividends receivable	171,870
Receivable for capital shares issued	58,211
Receivable for expenses paid indirectly	6,667
Receivable for investments sold	6,067
Prepaid expenses	2,143

Total Assets	168,455,951

Liabilities:
Payable for investments purchased	625,700
Payable for capital shares redeemed	11,713
Manager fees payable	118,653
Administration fees payable	7,028
Distribution fees payable	34,898
Custodian fees payable	8,751
Administrative and compliance services fees payable	1,483
Trustee fees payable	297
Other accrued liabilities	24,979

Total Liabilities	833,502

Net Assets	$167,622,449

Net Assets Consist of:
Capital	$148,806,070
Accumulated net investment income/(loss)	922,273
Accumulated net realized gains/(losses) from investment transactions	(11,376,416)
Net unrealized appreciation/(depreciation) on investments	29,270,522

Net Assets	$167,622,449

Shares of beneficial interest (unlimited number of shares authorized, no par value)	15,407,013
Net Asset Value (offering and redemption price per share)	$10.88

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Columbia
Small Cap
Value Fund

Investment Income:
Dividends	$2,425,637
Foreign withholding tax	(5,784)

Total Investment Income	2,419,853

Expenses:
Manager fees	1,107,573
Administration fees	61,596
Distribution fees	307,659
Custodian fees	40,436
Administrative and compliance services fees	4,380
Trustees’ fees	8,760
Professional fees	12,556
Shareholder reports	10,476
Recoupment of prior expenses reimbursed by the Manager	8,124
Other expenses	4,766

Total expenses before reductions	1,566,326
Less expenses voluntarily waived/reimbursed by the Manager	(61,534)
Less expenses paid indirectly	(75,741)

Net expenses	1,429,051

Net Investment Income/(Loss)	990,802

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	8,139,327
Net realized gains/(losses) on forward foreign currency contracts	(65)
Change in unrealized appreciation/(depreciation) on investments	18,973,108

Net Realized/Unrealized Gains/(Losses) on Investments	27,112,370

Change in Net Assets Resulting From Operations	$28,103,172

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Statements of Changes in Net Assets

	AZL Columbia
	Small Cap Value Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$990,802	$381,248
Net realized gains/(losses) on investment transactions	8,139,262	(3,458,848)
Change in unrealized appreciation/(depreciation) on investments	18,973,108	20,099,039

Change in net assets resulting from operations	28,103,172	17,021,439

Dividends to Shareholders:
From net investment income	(449,988)	(203,681)

Change in net assets resulting from dividends to shareholders	(449,988)	(203,681)

Capital Transactions:
Proceeds from shares issued	78,879,111	46,101,634
Proceeds from dividends reinvested	449,988	203,681
Value of shares redeemed	(27,042,552)	(11,860,374)

Change in net assets resulting from capital transactions	52,286,547	34,444,941

Change in net assets	79,939,731	51,262,699
Net Assets:
Beginning of period	87,682,718	36,420,019

End of period	$167,622,449	$87,682,718

Accumulated net investment income/(loss)	$922,273	$381,244

Share Transactions:
Shares issued	8,154,328	6,574,628
Dividends reinvested	49,777	24,161
Shares redeemed	(2,910,115)	(1,711,589)

Change in shares	5,293,990	4,887,200

12

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$8.67	$6.97	$11.29	$13.20	$12.30

Investment Activities:
Net Investment Income/(Loss)	0.05	0.02	0.04	0.05	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	2.19	1.70	(3.43)	(1.09)	1.57

Total from Investment Activities	2.24	1.72	(3.39)	(1.04)	1.60

Dividends to Shareholders From:
Net Investment Income	(0.03)	(0.02)	(0.05)	(0.03)	(0.01)
Net Realized Gains	—	—	(0.88)	(0.84)	(0.69)

Total Dividends	(0.03)	(0.02)	(0.93)	(0.87)	(0.70)

Net Asset Value, End of Period	$10.88	$8.67	$6.97	$11.29	$13.20

Total Return(a)	25.93%	24.69%	(32.09)%	(8.24)%	13.40%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$167,622	$87,683	$36,420	$59,468	$73,914
Net Investment Income/(Loss)	0.80%	0.60%	0.52%	0.33%	0.28%
Expenses Before Reductions(b)	1.27%	1.40%	1.49%	1.29%	1.35%
Expenses Net of Reductions	1.16%	1.30%	1.37%	1.23%	1.31%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.22%	1.35%	1.37%	1.24%	1.31%
Portfolio Turnover Rate	36.84%	45.74%	214.25%	60.22%	90.10%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

13

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Columbia Small Cap Value Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. As of December 31, 2010, the Fund did not hold any foreign currency exchange contracts. During the year ended December 31, 2010, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2010.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain (Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward foreign currency contracts/change in unrealized appreciation/(depreciation) on investments	$(65)	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Columbia Management Investment Advisers, LLC (“CMIA”), CMIA provides investment advisory services as the Subadvisor for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding, interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Columbia Small Cap Value Fund	0.90%	1.35%

*	The Manager voluntarily reduced the management fee to 0.85%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $3,339 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Construction & Engineering	$4,876,249	$306,754	$—	$5,183,003
All Other Common Stocks+	161,935,837	—	—	161,935,837
Investment Company	1,092,153	—	—	1,092,153

Total Investment Securities	$167,904,239	$306,754	$—	$168,210,993

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Small Cap Value Fund	$97,361,672	$44,464,445

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $143,843,315. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$31,385,376
Unrealized depreciation	(7,017,698)

Net unrealized appreciation	$24,367,678

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Columbia Small Cap Value Fund	$3,378,962	$3,293,541

During the year ended December 31, 2010, the Fund utilized $8,183,190 in capital loss carryforwards to offset capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Gains	Distributions(a)
AZL Columbia Small Cap Value Fund	$449,988	$—	$449,988

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Gains	Distributions(a)
AZL Columbia Small Cap Value Fund	$203,681	$—	$203,681

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Appreciation(a)	(Deficit)
AZL Columbia Small Cap Value Fund	$1,121,203	$1,121,203	$(6,672,503)	$24,367,679	$18,816,379

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Small Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

25

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

26

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

27

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

29

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

30

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Davis NY Venture Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Davis NY Venture Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Davis NY Venture Fund and Davis Selected Advisers, L.P. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010 the AZL® Davis NY Venture Fund returned 12.05%. That compared to a 15.51% total return for its benchmark, the Russell 1000® Value Index1.
On an absolute basis, the Fund benefited from strong returns in the equity market during the 12-month period. All sectors of the market generated positive returns over the year. The three strongest performing sectors within the Russell 1000® Value Index were consumer discretionary, energy and industrials. The health care and utilities sectors showed the smallest gains.
The Fund held more of its assets in financials than in any other sector, investing an average of 29% of assets in financials, compared to the Index’s 27%. Financials were the most important contributor to the Fund’s absolute performance results. The Fund’s financial holdings outperformed the corresponding sector within the Russell 1000® Value Index (up 15% versus 13% for the Index during the period). Consumer staples holdings within the Fund were the second most important contributor to absolute performance. The Fund held an average of 15% of its assets in the sector, versus 8% for the Index. The Fund’s consumer staples investments outperformed the corresponding sector within the Index (up 17% versus 16% for the Index).*
The Fund’s underperformance relative to the Index was driven in part by the Fund’s holdings in the energy sector. The Fund held approximately the same portion of assets in energy as the Index (both 15%), but its energy company investments underperformed the corresponding sector within the Index (up 10% versus 26% for the Index). The Fund’s investments in the information technology sector also contributed to relative underperformance. The Fund held 8% of assets in information technology stocks (versus 5% for the Index) and underperformed the corresponding sector within the Index (up 4% versus 13% for the Index).*
The Fund held approximately 19% of its assets in foreign companies (including American Depositary Receipts) on December 31, 2010. As a whole, these investments outperformed the Fund’s domestic investments during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Davis NY Venture Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZL® Davis NY Venture Fund	12.05%	-4.21%	0.84%	2.90%

Russell 1000® Value Index	15.51%	-4.42%	1.28%	4.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross

AZL® Davis NY Venture Fund	1.12%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on assets from $100 million to $500 million, and 0.65% on assets over $500 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the Russell 1000® Value Index is calculated from 10/31/01.

[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.11%.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided by the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Davis NY Venture Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Davis NY Venture Fund	$1,000.00	$1,210.80	$5.74	1.03%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Davis NY Venture Fund	$1,000.00	$1,020.01	$5.24	1.03%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Davis NY Venture Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Aerospace & Defense	0.6%
Automobiles	1.0
Beverages	4.2
Capital Markets	6.8
Chemicals	2.7
Commercial Banks	4.5
Commercial Services & Supplies	1.4
Computers & Peripherals	0.9
Construction Materials	1.0
Consumer Finance	4.2
Containers & Packaging	2.1
Diversified Financial Services	0.9
Electronic Equipment, Instruments & Components	1.9
Energy Equipment & Services	0.8
Food & Staples Retailing	7.7
Food Products	1.6
Health Care Equipment & Supplies	1.7
Health Care Providers & Services	1.9
Household Durables	0.2
Household Products	1.8
Insurance	9.6
Internet & Catalog Retail	0.3
Internet Software & Services	1.0
IT Services	0.2
Marine	1.0
Media	1.0
Metals & Mining	1.1
Oil, Gas & Consumable Fuels	14.5
Paper & Forest Products	1.7
Personal Products	0.4
Pharmaceuticals	8.5
Real Estate Management & Development	1.2
Semiconductors & Semiconductor Equipment	2.2
Software	1.8
Specialty Retail	2.9
Tobacco	1.0
Transportation Infrastructure	1.1
Wireless Telecommunication Services	0.4
Investment Company	2.3

100.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (97.6%):
Aerospace & Defense (0.6%):
38,450	Lockheed Martin Corp.	$2,688,040

Automobiles (1.0%):
126,190	Harley-Davidson, Inc.	4,375,007

Beverages (4.2%):
129,250	Coca-Cola Co. (The)	8,500,772
56,110	Diageo plc, SP ADR	4,170,656
117,746	Heineken Holding NV	5,124,113

		17,795,541

Capital Markets (6.8%):
69,630	Ameriprise Financial, Inc.	4,007,206
533,650	Bank of New York Mellon Corp.	16,116,230
14,000	Charles Schwab Corp.	239,540
65,750	GAM Holding, Ltd.*	1,086,615
13,870	Goldman Sachs Group, Inc.	2,332,379
112,550	Julius Baer Group, Ltd.	5,273,028

		29,054,998

Chemicals (2.7%):
10,510	Air Products & Chemicals, Inc.	955,884
85,320	Monsanto Co.	5,941,685
18,732	Potash Corp. of Saskatchewan, Inc.	2,900,276
16,900	Praxair, Inc.	1,613,443

		11,411,288

Commercial Banks (4.5%):
613,476	Wells Fargo & Co.	19,011,621

Commercial Services & Supplies (1.4%):
237,880	Iron Mountain, Inc.	5,949,379

Computers & Peripherals (0.9%):
86,520	Hewlett-Packard Co.	3,642,492

Construction Materials (1.0%):
30,640	Martin Marietta Materials, Inc.	2,826,233
27,430	Vulcan Materials Co.	1,216,795

		4,043,028

Consumer Finance (4.2%):
411,340	American Express Co.	17,654,713

Containers & Packaging (2.1%):
346,280	Sealed Air Corp.	8,812,826

Diversified Financial Services (0.9%):
21,614	Bank of America Corp.	288,331
14,336	JPMorgan Chase & Co.	608,133
113,900	Moody’s Corp.	3,022,906

		3,919,370

Electronic Equipment, Instruments & Components (1.9%):
114,190	Agilent Technologies, Inc.*	4,730,892
81,840	Tyco International, Ltd.	3,391,449

		8,122,341

Energy Equipment & Services (0.8%):
11,100	Schlumberger, Ltd.	926,850
37,759	Transocean, Ltd.*	2,624,628

		3,551,478

Food & Staples Retailing (7.7%):
253,020	Costco Wholesale Corp.	18,270,574
416,389	CVS Caremark Corp.	14,477,846

		32,748,420

Food Products (1.6%):
21,720	Hershey Co.	1,024,098
39,300	Kraft Foods, Inc., Class A	1,238,343
40,490	Nestle SA	2,372,565
64,950	Unilever NV, NYS	2,039,430

		6,674,436

Health Care Equipment & Supplies (1.7%):
69,000	Baxter International, Inc.	3,492,780
45,190	Becton Dickinson & Co.	3,819,459

		7,312,239

Health Care Providers & Services (1.9%):
152,120	Express Scripts, Inc.*	8,222,086

Household Durables (0.2%):
14,272	Hunter Douglas NV	755,045

Household Products (1.8%):
120,050	Procter & Gamble Co. (The)	7,722,817

Insurance (9.6%):
9,080	Aon Corp.	417,771
88	Berkshire Hathaway, Inc., Class A*	10,599,600
7,640	Everest Re Group, Ltd.	648,025
4,010	Fairfax Financial Holdings, Ltd.	1,642,335
1,990	Fairfax Financial Holdings, Ltd.(a)	818,803
311,550	Loews Corp.	12,122,410
1,100	Markel Corp.*	415,943
504,510	Progressive Corp. (The)	10,024,614
80,498	Transatlantic Holdings, Inc.	4,155,307

		40,844,808

Internet & Catalog Retail (0.3%):
76,160	Liberty Media Corp. — Capital, Series A*	1,201,043

Internet Software & Services (1.0%):
7,020	Google, Inc., Class A*	4,169,669

IT Services (0.2%):
14,090	Visa, Inc., Class A	991,654

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Marine (1.0%):
852,300	China Shipping Development Co., Ltd., Share H	$1,135,415
22,070	Kuehne & Nagel International AG, Registered Shares	3,067,162

		4,202,577

Media (1.0%):
82,480	Grupo Televisa SA, SP ADR*	2,138,707
6,086	Liberty Media-Starz, Series A*	404,597
118,480	News Corp.	1,725,069

		4,268,373

Metals & Mining (1.1%):
56,850	BHP Billiton plc	2,266,235
36,815	Rio Tinto plc	2,581,558

		4,847,793

Oil, Gas & Consumable Fuels (14.5%):
283,220	Canadian Natural Resources, Ltd.	12,580,632
1,825,700	China Coal Energy Co., Share H	2,850,517
178,680	Devon Energy Corp.	14,028,167
142,610	EOG Resources, Inc.	13,035,980
164,750	Occidental Petroleum Corp.	16,161,975
235,660	OGX Petroleo e Gas Participacoes SA*	2,840,081

		61,497,352

Paper & Forest Products (1.5%):
267,530	Sino-Forest Corp., Class A*(a)	6,268,384

Personal Products (0.4%):
19,080	Mead Johnson Nutrition Co., Class A	1,187,730
24,990	Natura Cosmeticos SA	718,300

		1,906,030

Pharmaceuticals (8.5%):
155,140	Johnson & Johnson Co.	9,595,409
340,302	Merck & Co., Inc.	12,264,484
439,550	Pfizer, Inc.	7,696,521
44,700	Roche Holding AG	6,554,787

		36,111,201

Real Estate Management & Development (1.2%):
53,560	Brookfield Asset Management, Inc., Class A	1,783,012
486,800	Hang Lung Group, Ltd.	3,199,469

		4,982,481

Semiconductors & Semiconductor Equipment (2.2%):
287,300	Texas Instruments, Inc.	9,337,250

Software (1.8%):
168,750	Activision Blizzard, Inc.	2,099,250
206,490	Microsoft Corp.	5,765,201

		7,864,451

Specialty Retail (2.9%):
153,610	Bed Bath & Beyond, Inc.*	7,549,931
144,410	CarMax, Inc.*	4,603,791

		12,153,722

Tobacco (1.0%):
75,910	Philip Morris International, Inc.	4,443,012

Transportation Infrastructure (1.1%):
1,107,728	China Merchants Holdings International Co., Ltd.	4,373,843
83,490	LLX Logistica SA*	237,996
95,490	PortX Operacoes Portuarias SA*	213,466

		4,825,305

Wireless Telecommunication Services (0.4%):
31,500	America Movil, SAB de C.V., SP ADR, Series L	1,806,210

Total Common Stocks (Cost $279,205,841)		415,188,480

Convertible Bond (0.2%):
Paper & Forest Products (0.2%):
$488,000	Sino-Forest Corp., 5.00%, 8/1/13(b)	654,530

Total Convertible Bond (Cost $488,000)		654,530

Investment Company (2.3%):
9,716,886	Dreyfus Treasury Prime Cash Management, 0.00%(c)	9,716,886

Total Investment Company (Cost $9,716,886)		9,716,886

Total Investment Securities (Cost $289,410,727)(d) — 100.1%		425,559,896
Net other assets (liabilities) — (0.1)%		(254,987)

Net Assets — 100.0%		$425,304,909

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Percentages indicated are based on net assets as of December 31, 2010.

NYS—New York Shares

plc—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

*	Non-income producing security

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2010, these securities represent 0.2% of the net assets of the Fund.

(c)	The rate represents the effective yield at December 31, 2010.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Bermuda	0.2%
Brazil	0.9
Canada	6.1
China	0.9
Hong Kong	1.8
Mexico	0.9
Netherlands	2.1
Switzerland	5.7
United Kingdom	2.1
United States	79.3

100.0%

7

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Davis
NY Venture
Fund

Assets:
Investment securities, at cost	$289,410,727

Investment securities, at value	$425,559,896
Interest and dividends receivable	360,134
Receivable for capital shares issued	1,131
Receivable for investments sold	18,439
Reclaims receivable	101,184
Prepaid expenses	4,723

Total Assets	426,045,507

Liabilities:
Payable for investments purchased	117,062
Payable for capital shares redeemed	171,423
Manager fees payable	253,642
Administration fees payable	18,727
Distribution fees payable	89,070
Custodian fees payable	7,874
Administrative and compliance services fees payable	4,408
Trustee fees payable	882
Other accrued liabilities	77,510

Total Liabilities	740,598

Net Assets	$425,304,909

Net Assets Consist of:
Capital	$477,835,342
Accumulated net investment income/(loss)	1,467,256
Accumulated net realized gains/(losses) from investment transactions	(190,162,777)
Net unrealized appreciation/(depreciation) on investments	136,165,088

Net Assets	$425,304,909

Shares of beneficial interest (unlimited number of shares authorized, no par value)	36,745,525
Net Asset Value (offering and redemption price per share)	$11.57

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Davis
NY Venture
Fund

Investment Income:
Interest	$358,865
Dividends	7,001,247
Foreign withholding tax	(105,074)

Total Investment Income	7,255,038

Expenses:
Manager fees	3,436,003
Administration fees	208,875
Distribution fees	1,145,334
Custodian fees	21,691
Administrative and compliance services fees	12,136
Trustees’ fees	24,060
Professional fees	36,238
Shareholder reports	26,983
Other expenses	19,879

Total expenses before reductions	4,931,199
Less expenses voluntarily waived/reimbursed by the Manager	(193,110)
Less expenses paid indirectly	(2,831)

Net expenses	4,735,258

Net Investment Income/(Loss)	2,519,780

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	27,996,709
Net realized gains/(losses) on forward foreign currency contracts	81,530
Net realized gains/(losses) on futures transactions	(2,299,442)
Change in unrealized appreciation/(depreciation) on investments	25,298,725

Net Realized/Unrealized Gains/(Losses) on Investments	51,077,522

Change in Net Assets Resulting From Operations	$53,597,302

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Statements of Changes in Net Assets

	AZL Davis NY Venture Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,519,780	$8,456,878
Net realized gains/(losses) on investment transactions	25,778,797	(57,053,441)
Change in unrealized appreciation/(depreciation) on investments	25,298,725	195,511,316

Change in net assets resulting from operations	53,597,302	146,914,753

Dividends to Shareholders:
From net investment income	(9,651,159)	(3,881,294)

Change in net assets resulting from dividends to shareholders	(9,651,159)	(3,881,294)

Capital Transactions:
Proceeds from shares issued	24,360,643	73,164,815
Proceeds from dividends reinvested	9,651,159	3,881,294
Value of shares redeemed	(225,958,105)	(98,769,181)

Change in net assets resulting from capital transactions	(191,946,303)	(21,723,072)

Change in net assets	(148,000,160)	121,310,387
Net Assets:
Beginning of period	573,305,069	451,994,682

End of period	$425,304,909	$573,305,069

Accumulated net investment income/(loss)	$1,467,256	$8,356,843

Share Transactions:
Shares issued	2,278,023	9,390,578
Dividends reinvested	940,659	389,297
Shares redeemed	(20,627,259)	(11,529,737)

Change in shares	(17,408,577)	(1,749,862)

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$10.59	$8.09	$14.13	$13.61	$11.99

Investment Activities:
Net Investment Income/(Loss)	0.14	0.16	0.07	0.11	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	1.10	2.41	(5.70)	0.47	1.59

Total from Investment Activities	1.24	2.57	(5.63)	0.58	1.65

Dividends to Shareholders From:
Net Investment Income	(0.26)	(0.07)	(0.11)	(0.06)	(0.03)
Net Realized Gains	—	—	(0.30)	—	—

Total Dividends	(0.26)	(0.07)	(0.41)	(0.06)	(0.03)

Net Asset Value, End of Period	$11.57	$10.59	$8.09	$14.13	$13.61

Total Return(a)	12.05%	31.83%	(40.50)%	4.15%	13.91%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$425,305	$573,305	$451,995	$572,298	$538,315
Net Investment Income/(Loss)	0.55%	1.72%	0.83%	0.82%	0.61%
Expenses Before Reductions(b)	1.08%	1.11%	1.12%	1.09%	1.12%
Expenses Net of Reductions	1.03%	1.06%	1.07%	1.09%	1.12%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.03%	1.06%	1.08%	1.09%	1.12%
Portfolio Turnover Rate	13.78%	23.29%	25.95%	14.67%	8.49%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Davis NY Venture Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2010,

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2010,

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Derivative Instruments

The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. As of December 31, 2010, the Fund did not hold any foreign currency exchange contracts. During the year ended December 31, 2010, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2010, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. As of December 31, 2010, the Fund did not hold any futures contracts. During the month of April 2010, the Fund entered into 2,553 futures contracts with a total notional value of $156.6 million. There was no other futures activity during the year ended December 31, 2010.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2010,

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2010.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

			Change in Unrealized
			Appreciation/
	Location of Gain (Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward foreign currency contracts/change in unrealized appreciation/(depreciation) on investments	$81,530	$—
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/(depreciation) on investments	(2,299,442)	—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Davis Selected Advisers, L.P. (“Davis”), Davis provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Davis NY Venture Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on next $400 million and 0.65% on assets above $500 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2010,

entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $14,306 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2010,

the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2010,

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Beverages	$12,671,428	$5,124,113	$—	$17,795,541
Capital Markets	22,695,355	6,359,643	—	29,054,998
Food Products	4,301,871	2,372,565	—	6,674,436
Household Durables	—	755,045	—	755,045
Marine	—	4,202,577	—	4,202,577
Metals & Mining	—	4,847,793	—	4,847,793
Oil, Gas & Consumable Fuels	58,646,835	2,850,517	—	61,497,352
Pharmaceuticals	29,556,414	6,554,787	—	36,111,201
Real Estate Management & Development	1,783,012	3,199,469	—	4,982,481
Transportation Infrastructure	451,462	4,373,843	—	4,825,305
All Other Common Stocks+	244,441,751	—	—	244,441,751
Convertible Bond	—	654,530	—	654,530
Investment Company	9,716,886	—	—	9,716,886

Total Investment Securities	$384,265,014	$41,294,882	$—	$425,559,896

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Davis NY Venture Fund	$59,837,664	$244,251,020

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2010,

considered illiquid. At December 31, 2010, the Fund held restricted securities representing 0.2% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2010 are identified below:

	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value
Sino-Forest Corp., 5.00%, 8/1/13	7/17/08	$488,000	$488,000	$654,530

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31,2010, is $296,312,677. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$136,669,256
Unrealized depreciation	(7,422,037)

Net unrealized appreciation	$129,247,219

At December 31, 2010, the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires	Expires
	12/31/2015	12/31/2016	12/31/2017
AZL Davis NY Venture Fund	$109,860,629	$30,736,138	$44,314,504

During the year ended December 31, 2010, the Fund utilized $9,634,746 in capital loss carryforwards to offset capital gains.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $249,131 of deferred post October currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Davis NY Venture Fund	$9,651,159	$—	$9,651,159

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2010,

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Davis NY Venture Fund	$3,881,294	$—	$3,881,294

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed	Accumulated		Accumulated
	Ordinary	Capital and	Unrealized	Earnings
	Income	Other Losses	Appreciation(a)	(Deficit)
AZL Davis NY Venture Fund	$3,366,831	$(185,160,402)	$129,263,138	$(52,530,433)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Davis NY Venture Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 65.75% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

24

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

25

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

26

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

28

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

29

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Dreyfus Equity Growth Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Dreyfus Equity Growth Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Dreyfus Equity Growth Fund and The Dreyfus Corporation serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Dreyfus Equity Growth Fund returned 22.92%1. That compared to a 16.71% total return for its benchmark, the Russell 1000® Growth Index2.
The financial markets strengthened during the period, despite issues such as sovereign debt concerns in Europe and continued unemployment in the U.S. During the period’s third quarter, strong corporate earnings growth and other positive economic results led investors to gain confidence in the U.S. economic recovery. Growth stocks performed well in that environment, boosting the Fund’s absolute performance.
The Fund’s sub-adviser uses a bottom-up, analyst-driven approach that identifies opportunities for strong earnings growth. The Fund did not hold meaningful overweight or underweight sector positions, so its outperformance of its benchmark was attributable to individual stock selection.
The strongest relative outperformance came from individual holdings in the information technology, consumer staples, industrials and consumer discretionary sectors.*
The technology sector benefited from improving economic conditions and increased business expenditures. The Fund’s technology holdings included shares of software, peripherals and electronic equipment companies. In the consumer staples sector, the Fund benefited in relative terms from food retailers and beverage companies. The Fund also benefited from its holdings in a personal products company that saw gains after expanding into emerging markets and revamping its domestic product line.*
Individual stock selection in the financial sector hurt the Fund’s relative returns, as did certain stocks in the insurance and capital markets segments. The largest detractor from the Fund’s relative performance was its exposure to a mortgage and life insurer, which performed poorly during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Dreyfus Equity Growth Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in stocks that are included in a widely recognized index of stock market performance.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZL® Dreyfus Equity Growth Fund	22.92%	-1.12%	3.50%	2.15%

Russell 1000® Growth Index	16.71%	-0.47%	3.75%	3.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Dreyfus Equity Growth Fund	1.12%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager has voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 10/31/01.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Dreyfus Equity Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Dreyfus Equity Growth Fund	$1,000.00	$1,311.00	$6.00	1.03%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Dreyfus Equity Growth Fund	$1,000.00	$1,020.01	$5.24	1.03%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Dreyfus Equity Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Aerospace & Defense	2.0%
Auto Components	0.9
Automobiles	0.5
Beverages	2.1
Biotechnology	1.9
Capital Markets	1.5
Chemical	2.4
Communications Equipment	3.3
Computers & Peripherals	6.6
Consumer Finance	1.0
Containers & Packaging	0.7
Electrical Equipment	1.3
Electronic Equipment, Instruments & Components	2.0
Energy Equipment & Services	4.1
Food & Staples Retailing	2.0
Health Care Equipment & Supplies	1.8
Health Care Providers & Services	1.6
Health Care Technology	0.6
Hotels, Restaurants & Leisure	1.4
Household Durables	0.9
Household Products	2.3
Industrial Conglomerates	1.5
Insurance	0.7
Internet & Catalog Retail	3.3
Internet Software & Services	4.2
IT Services	5.3
Life Sciences Tools and Services	0.7
Machinery	7.2
Media	2.6
Metals & Mining	1.8
Multiline Retail	3.5
Oil, Gas & Consumable Fuels	6.9
Personal Products	0.7
Pharmaceuticals	3.8
Semiconductors & Semiconductor Equipment	1.3
Software	6.3
Specialty Retail	4.4
Tobacco	2.2
Investment Company	2.7

100.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more formation about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (97.3%):
Aerospace & Defense (2.0%):
49,420	United Technologies Corp.	$3,890,342

Auto Components (0.9%):
21,690	Autoliv, Inc.	1,712,208

Automobiles (0.5%):
25,580	General Motors Co.*	942,087

Beverages (2.1%):
27,155	Dr Pepper Snapple Group, Inc.	954,770
48,540	PepsiCo, Inc.	3,171,118

		4,125,888

Biotechnology (1.9%):
13,270	Alexion Pharmaceuticals, Inc.*	1,068,898
25,920	Celgene Corp.*	1,532,909
28,400	Vertex Pharmaceuticals, Inc.*	994,852

		3,596,659

Capital Markets (1.5%):
56,890	Charles Schwab Corp.	973,388
76,710	Janus Capital Group, Inc.	994,929
34,950	Morgan Stanley	950,989

		2,919,306

Chemicals (2.4%):
26,660	Air Products & Chemicals, Inc.	2,424,727
29,480	Mosaic Co. (The)	2,251,093

		4,675,820

Communications Equipment (3.3%):
14,030	F5 Networks, Inc.*	1,826,145
91,800	QUALCOMM, Inc.	4,543,182

		6,369,327

Computers & Peripherals (6.6%):
33,348	Apple Computer, Inc.*	10,756,731
38,170	NetApp, Inc.*	2,097,823

		12,854,554

Consumer Finance (1.0%):
46,400	American Express Co.	1,991,488

Containers & Packaging (0.7%):
41,251	Crown Holdings, Inc.*	1,376,958

Electrical Equipment (1.3%):
44,130	Cooper Industries plc	2,572,338

Electronic Equipment, Instruments & Components (2.0%):
37,090	Amphenol Corp., Class A	1,957,610
50,210	Trimble Navigation, Ltd.*	2,004,885

		3,962,495

Energy Equipment & Services (4.1%):
33,360	Cameron International Corp.*	1,692,353
40,260	Halliburton Co.	1,643,816
54,310	Schlumberger, Ltd.	4,534,885

		7,871,054

Food & Staples Retailing (2.0%):
42,320	Walgreen Co.	1,648,787
43,530	Whole Foods Market, Inc.*	2,202,183

		3,850,970

Health Care Equipment & Supplies (1.8%):
40,150	Covidien plc	1,833,249
37,760	St. Jude Medical, Inc.*	1,614,240

		3,447,489

Health Care Providers & Services (1.6%):
29,170	Express Scripts, Inc.*	1,576,638
20,870	McKesson HBOC, Inc.	1,468,831

		3,045,469

Health Care Technology (0.6%):
61,460	Allscripts-Misys Healthcare Solutions, Inc.*	1,184,334

Hotels, Restaurants & Leisure (1.4%):
34,224	Carnival Corp.	1,578,069
24,860	Las Vegas Sands Corp.*	1,142,317

		2,720,386

Household Durables (0.9%):
95,370	Newell Rubbermaid, Inc.	1,733,827

Household Products (2.3%):
5,720	Clorox Co. (The)	361,962
19,530	Energizer Holdings, Inc.*	1,423,737
42,550	Procter & Gamble Co. (The)	2,737,241

		4,522,940

Industrial Conglomerates (1.5%):
152,780	General Electric Co.	2,794,346

Insurance (0.7%):
25,260	AFLAC, Inc.	1,425,422

Internet & Catalog Retail (3.3%):
27,810	Amazon.com, Inc.*	5,005,800
7,450	Netflix, Inc.*	1,308,965

		6,314,765

Internet Software & Services (4.2%):
35,600	Akamai Technologies, Inc.*	1,674,980
10,877	Google, Inc., Class A*	6,460,612

		8,135,592

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2010

			Fair
Shares			Value
Common Stocks, continued

IT Services (5.3%):
41,930		International Business Machines Corp.	$6,153,647
63,640		Paychex, Inc.	1,967,112
50,256		Teradata Corp.*	2,068,537

			10,189,296

Life Sciences Tools and Services (0.7%):
32,290		Agilent Technologies, Inc.*	1,337,775

Machinery (7.2%):
57,830		Caterpillar, Inc.	5,416,358
25,500		Cummins, Inc.	2,805,255
35,822		Dover Corp.	2,093,796
75,660		Ingersoll-Rand plc	3,562,829

			13,878,238

Media (2.6%):
50,260		DIRECTV Group, Inc. (The), Class A*	2,006,882
74,340		News Corp.	1,082,390
40,000		Omnicom Group, Inc.	1,832,000

			4,921,272

Metals & Mining (1.8%):
29,510		Freeport-McMoRan Copper & Gold, Inc.	3,543,856

Multiline Retail (3.5%):
68,120		Macy’s, Inc.	1,723,436
43,530		Nordstrom, Inc.	1,844,801
51,590		Target Corp.	3,102,107

			6,670,344

Oil, Gas & Consumable Fuels (6.9%):
137,850		Exxon Mobil Corp.	10,079,592
17,600		Newfield Exploration Co.*	1,269,136
19,650		Occidental Petroleum Corp.	1,927,665

			13,276,393

Personal Products (0.7%):
15,950		Estee Lauder Co., Inc. (The), Class A	1,287,165

Pharmaceuticals (3.8%):
23,880		Allergan, Inc.	1,639,839
20,880		Hospira, Inc.*	1,162,807
26,400		Merck & Co., Inc.	951,456
95,104		Pfizer, Inc.	1,665,271
29,890		Sanofi-Aventis, SP ADR	963,355
43,750		Warner Chilcott plc, Class A	987,000

			7,369,728

Semiconductors & Semiconductor Equipment (1.3%):
36,940		Cree, Inc.*	2,433,977

Software (6.3%	):
42,360		BMC Software, Inc.*	1,996,851
29,000		Informatica Corp.*	1,276,870
180,430		Oracle Corp.	5,647,459
10,930		Salesforce.com, Inc.*	1,442,760
20,208		VMware, Inc., Class A*	1,796,693

			12,160,633

Specialty Retail (4.4%):
22,690		Abercrombie & Fitch Co., Class A	1,307,625
34,810		Dick’s Sporting Goods, Inc.*	1,305,375
24,860		Guess?, Inc.	1,176,375
52,170		Limited Brands, Inc.	1,603,184
50,250		Lowe’s Cos., Inc.	1,260,270
81,420		Staples, Inc.	1,853,934

			8,506,763

Tobacco (2.2%):
72,819		Philip Morris International, Inc.	4,262,096

Total Common Stocks (Cost $140,303,390)			187,874,392

Investment Company (2.7%):
5,287,077		Dreyfus Treasury Prime Cash Management, 0.00%(a)	5,287,077

Total Investment Company (Cost $5,287,077)			5,287,077

Total Investment Securities (Cost $145,590,467)(b) — 100.0%			193,161,469
Net other assets (liabilities) — 0.0%			(35,357)

Net Assets — 100.0%			$193,126,112

Percentages indicated are based on net assets as of December 31, 2010.

plc—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

*	Non-income producing security

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

6

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Dreyfus
Equity
Growth Fund

Assets:
Investment securities, at cost	$145,590,467

Investment securities, at value	$193,161,469
Dividends receivable	168,141
Receivable for capital shares issued	10,411
Receivable for expenses paid indirectly	5,552
Receivable for investments sold	1,138,835
Prepaid expenses	2,306

Total Assets	194,486,714

Liabilities:
Payable for investments purchased	1,168,444
Manager fees payable	113,392
Administration fees payable	7,404
Distribution fees payable	40,497
Custodian fees payable	1,339
Administrative and compliance services fees payable	1,617
Trustee fees payable	323
Other accrued liabilities	27,586

Total Liabilities	1,360,602

Net Assets	$193,126,112

Net Assets Consist of:
Capital	$182,208,392
Accumulated net investment income/(loss)	781,369
Accumulated net realized gains/(losses) from investment transactions	(37,434,651)
Net unrealized appreciation/(depreciation) on investments	47,571,002

Net Assets	$193,126,112

Shares of beneficial interest (unlimited number of shares authorized, no par value)	20,081,728
Net Asset Value (offering and redemption price per share)	$9.62

7

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Dreyfus
Equity
Growth Fund

Investment Income:
Dividends	$2,363,863

Total Investment Income	2,363,863

Expenses:
Manager fees	1,232,114
Administration fees	72,593
Distribution fees	398,204
Custodian fees	7,935
Administrative and compliance services fees	5,729
Trustees’ fees	11,479
Professional fees	18,380
Shareholder reports	13,315
Other expenses	6,982

Total expenses before reductions	1,766,731
Less expenses voluntarily waived/reimbursed by the Manager	(117,144)
Less expenses paid indirectly	(67,099)

Net expenses	1,582,488

Net Investment Income/(Loss)	781,375

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	17,557,775
Change in unrealized appreciation/(depreciation) on investments	15,275,507

Net Realized/Unrealized Gains/(Losses) on Investments	32,833,282

Change in Net Assets Resulting From Operations	$33,614,657

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Statements of Changes in Net Assets

	AZL Dreyfus Equity Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$781,375	$665,053
Net realized gains/(losses) on investment transactions	17,557,775	(24,934,979)
Change in unrealized appreciation/(depreciation) on investments	15,275,507	65,113,936

Change in net assets resulting from operations	33,614,657	40,844,010

Dividends to Shareholders:
From net investment income	(665,056)	(692,926)

Change in net assets resulting from dividends to shareholders	(665,056)	(692,926)

Capital Transactions:
Proceeds from shares issued	36,753,549	9,743,541
Proceeds from dividends reinvested	665,056	692,926
Value of shares redeemed	(31,629,694)	(20,801,511)

Change in net assets resulting from capital transactions	5,788,911	(10,365,044)

Change in net assets	38,738,512	29,786,040
Net Assets:
Beginning of period	154,387,600	124,601,560

End of period	$193,126,112	$154,387,600

Accumulated net investment income/(loss)	$781,369	$665,050

Share Transactions:
Shares issued	4,341,779	1,575,892
Dividends reinvested	80,711	94,791
Shares redeemed	(3,991,009)	(3,279,377)

Change in shares	431,481	(1,608,694)

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$7.86	$5.86	$11.05	$10.52	$9.84

Investment Activities:
Net Investment Income/(Loss)	0.05	0.04	0.04	0.02	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	1.75	1.99	(4.40)	0.89	1.22

Total from Investment Activities	1.80	2.03	(4.36)	0.91	1.23

Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.03)	(0.03)	(0.01)	— (a)
Net Realized Gains	—	—	(0.80)	(0.37)	(0.55)

Total Dividends	(0.04)	(0.03)	(0.83)	(0.38)	(0.55)

Net Asset Value, End of Period	$9.62	$7.86	$5.86	$11.05	$10.52

Total Return(b)	22.92%	34.76%	(41.63)%	8.75%	12.93%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$193,126	$154,388	$124,602	$292,684	$120,849
Net Investment Income/(Loss)	0.49%	0.49%	0.33%	0.34%	0.12%
Expenses Before Reductions(c)	1.11%	1.12%	1.10%	1.23%	1.19%
Expenses Net of Reductions	0.99%	0.97%	0.98%	1.17%	1.19%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.04%	1.05%	1.03%	1.20%	1.19%
Portfolio Turnover Rate	111.52%	164.97%	127.46%	73.29%	117.91%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Dreyfus Equity Growth Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and The Dreyfus Corporation (“Dreyfus”), Dreyfus provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.20%.

The fees payable to the Manager are based on a tiered structure for various net asset levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875% and above $20 million at 0.75%. The Manager voluntarily reduced the management fees to 0.70%. The Manager reserves the right to stop reducing the management fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $4,610 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

For the year, the Fund paid approximately $15,266 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$187,874,392	$—	$—	$187,874,392
Investment Company	5,287,077	—	—	5,287,077

Total Investment Securities	$193,161,469	$—	$—	$193,161,469

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Dreyfus Equity Growth Fund	$175,039,027	$172,930,178

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $146,103,003. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$47,829,701
Unrealized depreciation	(771,235)

Net unrealized appreciation	$47,058,466

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

	Expires	Expires
	12/31/2016	12/31/2017
AZL Dreyfus Equity Growth Fund	$709,674	$36,212,441

During the year ended December 31, 2010, the Fund utilized $13,947,387 in capital loss carryforwards to offset capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Dreyfus Equity Growth Fund	$665,056	$—	$665,056

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Dreyfus Equity Growth Fund	$692,926	$—	$692,926

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed	Accumulated		Accumulated
	Ordinary	Capital and	Unrealized	Earnings
	Income	Other Losses	Appreciation(a)	(Deficit)
AZL Dreyfus Equity Growth Fund	$781,369	$(36,922,115)	$47,058,466	$10,917,720

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Dreyfus Equity Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

21

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

22

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

23

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

25

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

26

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Eaton Vance Large Cap Value Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Eaton Vance Large Cap Value Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Eaton Vance Large Cap Value and Eaton Vance Management serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Eaton Vance Large Cap Value Fund returned 9.83%, which compared to a 15.51% total return for its benchmark, the Russell 1000® Value Index1.
The U.S. stock market generated positive returns in 2010, despite heightened levels of volatility and concerns about the health of the global economy. The first and fourth quarters were solid, while the middle of the year saw mixed and even negative results. The Fund’s absolute performance benefited in that environment, as nine of the 10 economic sectors represented in the Fund posted positive returns over the 12-month period.
The Fund underperformed its benchmark index during the period under review. Security selection within certain market sectors—including energy, information technology and health care—was the primary factor in the Fund’s relative underperformance. Investments that most detracted from the Fund’s performance included shares of various oil companies, a computer manufacturer and a global pharmaceuticals firm.*
Investments that contributed positively to the Fund’s performance included a global mining company and a coal producer. Our decision to underweight a particular energy company that underperformed during the period also benefited relative performance, as did our decision to not invest in a large conglomerate holding company that is a component of the Fund’s benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Russell 1000 ® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Eaton Vance Large Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of large-cap companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/01)

AZL® Eaton Vance Large Cap Value Fund	9.83%	-3.93%	0.08%	1.96%

Russell 1000® Value Index	15.51%	-4.42%	1.28%	3.51%[1]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross

AZL® Eaton Vance Large Cap Value Fund	1.11%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $500 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Value Index is calculated from 4/30/01.

[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.10%.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Eaton Vance Large Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Eaton Vance Large Cap Value Fund	$1,000.00	$1,201.10	$5.77	1.04%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Eaton Vance Large Cap Value Fund	$1,000.00	$1,019.96	$5.30	1.04%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Eaton Vance Large Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Aerospace & Defense	3.2%
Beverages	1.0
Biotechnology	1.3
Capital Markets	2.7
Chemicals	0.7
Commercial Banks	8.9
Commercial Services & Supplies	0.7
Communications Equipment	1.5
Computers & Peripherals	2.1
Consumer Finance	1.0
Diversified Financial Services	5.3
Diversified Telecommunication Services	2.3
Electric Utilities	1.4
Electronic Equipment, Instruments & Components	0.7
Food & Staples Retailing	3.4
Food Products	3.5
Health Care Equipment & Supplies	1.0
Health Care Providers & Services	1.0
Hotels, Restaurants & Leisure	2.6
Household Products	0.5
Industrial Conglomerates	1.9
Insurance	5.5
IT Services	1.5
Life Sciences Tools & Services	0.6
Machinery	1.5
Media	1.5
Metals & Mining	3.9
Multi-Utilities	3.3
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	13.8
Pharmaceuticals	8.3
Real Estate Investment Trusts (REITs)	2.4
Road & Rail	1.6
Semiconductors & Semiconductor Equipment	0.5
Software	1.7
Specialty Retail	2.4
Tobacco	0.6
Wireless Telecommunication Services	1.1
Investment Company	1.9

99.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (98.0%):
Aerospace & Defense (3.2%):
41,510	Boeing Co. (The)	$2,708,943
90,042	General Dynamics Corp.	6,389,380
83,098	United Technologies Corp.	6,541,474

		15,639,797

Beverages (1.0%):
76,192	PepsiCo, Inc.	4,977,623

Biotechnology (1.3%):
114,978	Amgen, Inc.*	6,312,292

Capital Markets (2.7%):
58,188	Goldman Sachs Group, Inc.	9,784,894
55,388	Northern Trust Corp.	3,069,049

		12,853,943

Chemicals (0.7%):
34,609	Air Products & Chemicals, Inc.	3,147,689

Commercial Banks (8.9%):
367,113	Fifth Third Bancorp	5,389,219
554,172	KeyCorp	4,904,422
173,183	PNC Financial Services Group, Inc.	10,515,672
290,867	U.S. Bancorp	7,844,683
471,007	Wells Fargo & Co.	14,596,507

		43,250,503

Commercial Services & Supplies (0.7%):
96,966	Waste Management, Inc.	3,575,136

Communications Equipment (1.5%):
237,828	Cisco Systems, Inc.*	4,811,260
207,075	Telefonaktiebolaget LM Ericsson, SP ADR	2,387,575

		7,198,835

Computers & Peripherals (2.1%):
124,671	Hewlett-Packard Co.	5,248,649
32,219	International Business Machines Corp.	4,728,461

		9,977,110

Consumer Finance (1.0%):
110,830	American Express Co.	4,756,824

Diversified Financial Services (5.3%):
720,357	Bank of America Corp.	9,609,562
701,291	Citigroup, Inc.*	3,317,106
300,985	JPMorgan Chase & Co.	12,767,784

		25,694,452

Diversified Telecommunication Services (2.3%):
187,040	AT&T, Inc.	5,495,235
159,264	Verizon Communications, Inc.	5,698,466

		11,193,701

Electric Utilities (1.4%):
193,976	American Electric Power Co., Inc.	6,979,256

Electronic Equipment, Instruments & Components (0.7%):
76,222	Tyco International, Ltd.	3,158,640

Food & Staples Retailing (3.4%):
159,288	CVS Caremark Corp.	5,538,444
201,479	Wal-Mart Stores, Inc.	10,865,762

		16,404,206

Food Products (3.5%):
50,382	Kellogg Co.	2,573,513
124,680	Kraft Foods, Inc., Class A	3,928,667
180,082	Nestle SA	10,552,143

		17,054,323

Health Care Equipment & Supplies (1.0%):
110,847	Covidien plc	5,061,274

Health Care Providers & Services (1.0%):
133,151	UnitedHealth Group, Inc.	4,808,083

Hotels, Restaurants & Leisure (2.6%):
90,050	Carnival Corp.	4,152,206
111,965	McDonald’s Corp.	8,594,433

		12,746,639

Household Products (0.5%):
42,120	Kimberly-Clark Corp.	2,655,245

Industrial Conglomerates (1.9%):
512,569	General Electric Co.	9,374,887

Insurance (5.5%):
173,204	Lincoln National Corp.	4,816,803
207,773	MetLife, Inc.	9,233,432
166,203	Prudential Financial, Inc.	9,757,778
48,446	Travelers Cos., Inc. (The)	2,698,927

		26,506,940

IT Services (1.5%):
55,437	Accenture plc, Class A	2,688,140
19,404	MasterCard, Inc., Class A	4,348,631

		7,036,771

Life Sciences Tools & Services (0.6%):
55,411	Thermo Fisher Scientific, Inc.*	3,067,553

Machinery (1.5%):
41,511	Caterpillar, Inc.	3,887,920
54,907	PACCAR, Inc.	3,152,760

		7,040,680

Media (1.5%):
55,451	Time Warner Cable, Inc.	3,661,429
97,021	Walt Disney Co. (The)	3,639,258

		7,300,687

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund, continued
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Metals & Mining (3.9%):
76,240	BHP Billiton, Ltd., SP ADR	$7,084,221
67,591	Freeport-McMoRan Copper & Gold, Inc.	8,117,003
62,970	United States Steel Corp.	3,678,707

		18,879,931

Multi-Utilities (3.3%):
110,868	PG&E Corp.	5,303,925
159,299	Public Service Enterprise Group, Inc.	5,067,301
103,903	Sempra Energy	5,452,830

		15,824,056

Multiline Retail (1.1%):
90,081	Target Corp.	5,416,571

Oil, Gas & Consumable Fuels (13.8%):
97,016	Apache Corp.	11,567,218
187,025	ConocoPhillips	12,736,402
132,980	Exxon Mobil Corp.	9,723,498
131,558	Hess Corp.	10,069,449
130,260	Occidental Petroleum Corp.	12,778,506
152,410	Peabody Energy Corp.	9,751,192

		66,626,265

Pharmaceuticals (8.3%):
180,057	Abbott Laboratories	8,626,531
174,942	Johnson & Johnson Co.	10,820,163
263,240	Merck & Co., Inc.	9,487,169
651,084	Pfizer, Inc.	11,400,481

		40,334,344

Real Estate Investment Trusts (REITs) (2.4%):
39,190	Avalonbay Communities, Inc.	4,410,835
34,664	Boston Properties, Inc.	2,984,570
48,499	Vornado Realty Trust	4,041,422

		11,436,827

Road & Rail (1.6%):
83,987	Union Pacific Corp.	7,782,235

Semiconductors & Semiconductor Equipment (0.5%):
117,725	Intel Corp.	2,475,757

Software (1.7%):
193,917	Microsoft Corp.	5,414,163
96,925	Oracle Corp.	3,033,752

		8,447,915

Specialty Retail (2.4%):
97,020	Best Buy Co., Inc.	3,326,816
126,040	Staples, Inc.	2,869,931
118,920	TJX Cos., Inc.	5,278,858

		11,475,605

Tobacco (0.6%):
46,309	Philip Morris International, Inc.	2,710,466

Wireless Telecommunication Services (1.1%):
152,341	Rogers Communications, Inc., Class B	5,275,569

Total Common Stocks (Cost $419,779,522)		474,458,630

Investment Company (1.9%):
9,414,465	Dreyfus Treasury Prime Cash Management, 0.00%(a)	9,414,465

Total Investment Company (Cost $9,414,465)		9,414,465

Total Investment Securities (Cost $429,193,987)(b) — 99.9%		483,873,095
Net other assets (liabilities) — 0.1%		460,402

Net Assets — 100.0%		$484,333,497

Percentages indicated are based on net assets as of December 31, 2010.

plc—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

*	Non-income producing security

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund, continued
Schedule of Portfolio Investments
December 31, 2010

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage

Australia	1.5%
Canada	1.1
Ireland (Republic of)	1.6
Panama	0.9
Sweden	0.5
Switzerland	2.8
United States	91.6

100.0%

7

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Eaton
Vance Large Cap
Value Fund

Assets:
Investment securities, at cost	$429,193,987

Investment securities, at value	$483,873,095
Dividends receivable	770,627
Foreign currency, at value (cost $168,490)	172,798
Receivable for capital shares issued	96,089
Prepaid expenses	6,093

Total Assets	484,918,702

Liabilities:
Payable for capital shares redeemed	99,104
Manager fees payable	286,327
Administration fees payable	18,248
Distribution fees payable	100,743
Custodian fees payable	2,839
Administrative and compliance services fees payable	4,246
Trustee fees payable	849
Other accrued liabilities	72,849

Total Liabilities	585,205

Net Assets	$484,333,497

Net Assets Consist of:
Capital	$575,912,939
Accumulated net investment income/(loss)	4,392,099
Accumulated net realized gains/(losses) from investment transactions	(150,656,291)
Net unrealized appreciation/(depreciation) on investments	54,684,750

Net Assets	$484,333,497

Shares of beneficial interest (unlimited number of shares authorized, no par value)	58,759,992
Net Asset Value (offering and redemption price per share)	$8.24

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Eaton
Vance Large Cap
Value Fund

Investment Income:
Dividends	$8,877,837
Foreign withholding tax	(88,740)

Total Investment Income	8,789,097

Expenses:
Manager fees	3,171,362
Administration fees	188,584
Distribution fees	1,063,398
Custodian fees	15,742
Administrative and compliance services fees	16,193
Trustees’ fees	32,494
Professional fees	51,955
Shareholder reports	37,687
Other expenses	19,193

Total expenses before reductions	4,596,608
Less expenses voluntarily waived/reimbursed by the Manager	(143,841)

Net expenses	4,452,767

Net Investment Income/(Loss)	4,336,330

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(6,894,987)
Net realized gains/(losses) on forward foreign currency contracts	21,724
Change in unrealized appreciation/(depreciation) on investments	44,297,857

Net Realized/Unrealized Gains/(Losses) on Investments	37,424,594

Change in Net Assets Resulting From Operations	$41,760,924

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Statements of Changes in Net Assets

	AZL Eaton Vance
	Large Cap Value Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$4,336,330	$4,862,490
Net realized gains/(losses) on investment transactions	(6,873,263)	(41,120,631)
Change in unrealized appreciation/(depreciation) on investments	44,297,857	125,975,556

Change in net assets resulting from operations	41,760,924	89,717,415

Dividends to Shareholders:
From net investment income	(4,821,879)	(11,096,604)

Change in net assets resulting from dividends to shareholders	(4,821,879)	(11,096,604)

Capital Transactions:
Proceeds from shares issued	86,757,920	52,387,278
Proceeds from dividends reinvested	4,821,879	11,096,604
Value of shares redeemed	(52,564,536)	(79,494,253)

Change in net assets resulting from capital transactions	39,015,263	(16,010,371)

Change in net assets	75,954,308	62,610,440
Net Assets:
Beginning of period	408,379,189	345,768,749

End of period	$484,333,497	$408,379,189

Accumulated net investment income/(loss)	$4,392,099	$4,858,131

Share Transactions:
Shares issued	11,200,812	9,029,352
Dividends reinvested	648,974	1,518,003
Shares redeemed	(6,928,437)	(12,727,212)

Change in shares	4,921,349	(2,179,857)

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$7.59	$6.17	$11.21	$12.00	$11.15

Investment Activities:
Net Investment Income/(Loss)	0.07	0.10	0.22	0.19	0.18
Net Realized and Unrealized Gains/(Losses) on Investments	0.67	1.53	(3.95)	(0.43)	1.52

Total from Investment Activities	0.74	1.63	(3.73)	(0.24)	1.70

Dividends to Shareholders From:
Net Investment Income	(0.09)	(0.21)	(0.20)	(0.20)	(0.13)
Net Realized Gains	—	—	(1.11)	(0.35)	(0.72)

Total Dividends	(0.09)	(0.21)	(1.31)	(0.55)	(0.85)

Net Asset Value, End of Period	$8.24	$7.59	$6.17	$11.21	$12.00

Total Return(a)	9.83%	26.53%	(36.18)%	(2.22)%	15.76%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$484,333	$408,379	$345,769	$754,496	$705,155
Net Investment Income/(Loss)	1.02%	1.36%	2.00%	1.58%	1.71%
Expenses Before Reductions(b)	1.08%	1.10%	1.07%	1.08%	1.08%
Expenses Net of Reductions	1.05%	1.05%	1.01%	1.05%	1.05%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.05%	1.07%	1.03%	1.05%	1.05%
Portfolio Turnover Rate	34.47%	118.17%	25.81%	22.75%	28.14%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Eaton Vance Large Cap Value Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. As of December 31, 2010, the Fund did not hold any foreign currency exchange contracts. During the year ended December 31, 2010, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2010.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward foreign currency contracts/change in unrealized appreciation/(depreciation) on investments	$21,724	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Eaton Vance Management (“Eaton Vance”), Eaton Vance provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.20%.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and above $500 million at 0.675%. The Manager voluntarily reduced the management fees as follows: the first $100 million at 0.75%, from $100 million to $500 million at 0.70% and above $500 million at 0.65%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $12,365 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Food Products	$6,502,180	$10,552,143	$—	$17,054,323
All Other Common Stocks+	457,404,307	—	—	457,404,307
Investment Company	9,414,465	—	—	9,414,465

Total Investment Securities	$473,320,952	$10,552,143	$—	$483,873,095

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Eaton Vance Large Cap Value Fund	$177,652,198	$142,370,733

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $437,416,346. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$62,035,318
Unrealized depreciation	(15,578,569)

Net unrealized appreciation	$46,456,749

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires	Expires
	12/31/2016	12/31/2017	12/31/2018
AZL Eaton Vance Large Cap Value Fund	$52,518,858	$84,345,488	$5,491,128

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Eaton Vance Large Cap Value Fund	$4,821,879	$—	$4,821,879

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Eaton Vance Large Cap Value Fund	$11,096,604	$—	$11,096,604

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed	Accumulated		Accumulated
	Ordinary	Capital and	Unrealized	Earnings
	Income	Other Losses	Appreciation(a)	(Deficit)
AZL Eaton Vance Large Cap Value Fund	$4,313,641	$(142,355,474)	$46,462,391	$(91,579,442)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Eaton Vance Large Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

23

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

24

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

25

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

28

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Enhanced Bond Index Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Enhanced Bond Index Fund had a return of 5.62%. That compared to a 6.54% total return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index1.
U.S. corporate fixed-income securities started the year with lackluster performance, as fears of an economic slowdown and concerns about European sovereign debt weighed on performance. However, during the second half of the year fixed-income securities benefitted from investors’ desire for yield, as well as an improving economic picture, particularly in consumer spending and manufacturing.
The Index’s best-performing sectors were commercial mortgage-backed securities (“CMBs”), U.S. corporate issues and U.S. noncorporate bonds. CMBs benefitted from record-low interest rates, which created an environment in which investors aggressively sought higher-yielding bonds. Several factors made CMBs an ideal sector with which to add incremental yield during the period: long spread duration, historically wide spreads to the swap curve, and greater clarity regarding loss expectations for loans originated at the peak of the market.
The Fund’s underperformance was related to three factors: duration management, an underweight to agency mortgage-backed securities, and an overweight allocation to taxable municipal bonds. Agency mortgage-backed bonds finished a strong year by outperforming Treasuries during the fourth quarter, despite headwinds such as the removal of government support, significant spread volatility, and fears of government programs potentially reshaping the market. Conversely, taxable municipal bonds struggled during the fourth quarter: Municipal bond markets saw record-setting levels of issuance, and Congress elected not to extend the Build America Bonds program.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.

1

AZL® Enhanced Bond Index Fund Review
Fund Objective
The Fund’s investment objective is to exceed the total return of the Barclays Capital U.S. Aggregate Bond Index (the “Index”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of corporate and asset-backed securities in an amount that is within 40% of the weightings of the Index, in government securities in an amount that is within 30% of the weightings of the Index, and in mortgage securities in an amount that is within 30% of the weightings of the Index.
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

		Since
	1	Inception
	Year	(7/10/09)

AZL® Enhanced Bond Index Fund	5.62%	4.05%

Barclays Capital U.S. Aggregate Bond Index	6.54%	6.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross

AZL® Enhanced Bond Index Fund	0.78%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the Barclays Capital U.S. Aggregate Bond Index is calculated from 6/30/09.

[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.70%.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Barclays Capital U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Enhanced Bond Index Fund	$1,000.00	$1,008.00	$3.54	0.70%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Enhanced Bond Index Fund	$1,000.00	$1,021.68	$3.57	0.70%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Enhanced Bond Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

	Percent of
Investments	net assets*
Asset Backed Securities	9.3%
Beverages	0.3
Capital Markets	1.1
Capital Markets	0.5
Chemicals	0.1
Collateralized Mortgage Obligations	6.1
Commercial Banks	0.8
Commercial Banks	0.1
Diversified Consumer Services	0.2
Diversified Financial Services	5.7
Diversified Telecommunication Services	1.1
Electric Utilities	0.9
Electronic Equipment, Instruments & Components	0.2
Food Products	0.3
Health Care Equipment & Supplies	0.2
Health Care Technology	0.2
Industrial Conglomerates	0.6
Insurance	1.4
Media	1.4
Metals & Mining	0.4
Municipal Bonds	1.8
Oil, Gas & Consumable Fuels	1.6
Paper & Forest Products	0.1
Pharmaceuticals	0.2
Road & Rail	0.1
Software	0.1
Sovereign Bond	1.5
Specialty Retail	0.1
Thrifts & Mortgage Finance	—	ˆ
U.S. Government Agency	0.1
U.S. Government Agency Mortgages	31.7
U.S. Treasury Obligations	47.7
Investment Company	4.3

	120.2%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

ˆ	Represents less than 0.05%.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments
December 31, 2010

Principal		Fair
Amount		Value
Asset Backed Securities (9.3%):
$869,009	321 Henderson Receivables LLC, Series 2010-3A, Class A, 3.82%, 1/15/32(a)	$832,905
1,380,000	Ally Auto Receivables Trust, Series 2010-5, Class A3, 1.11%, 1/15/15	1,378,409
1,420,000	Ally Auto Receivables Trust, Series 2010-5, Class A4, 1.75%, 3/15/16	1,404,964
700,000	AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A3, 1.27%, 4/8/15	699,472
517,532	Bank of America Auto Trust, Series 2009-1A, Class A3, 2.67%, 7/15/13(a)	523,058
199,030	Bank of America Auto Trust, Series 2009-2A, Class A3, 2.13%, 9/15/13(a)	200,713
136,669	CarMax Auto Owner Trust, Series 2009-1, Class A3, 4.12%, 3/15/13	139,052
2,295,000	Citibank Omni Master Trust, Series 2009-A8, Class A8, 2.36%, 5/16/16(a) (b)	2,323,442
760,000	Citibank Omni Master Trust, Series 2009-A12, Class A12, 3.35%, 8/15/16(a)	777,101
635,000	Citibank Omni Master Trust, Series 2009-A14A, Class A14, 3.01%, 8/15/18(a) (b)	664,847
435,000	Credit Acceptance Auto Loan Trust, Series 2010-1, Class A, 2.06%, 4/16/18(a)	432,899
250,000	Ford Credit Auto Owner Trust, Series 2009-A, Class A4, 6.07%, 5/15/14	270,046
107,046	Ford Credit Auto Owner Trust, Series 2009-A, Class A3A, 3.96%, 5/15/13	108,899
735,000	Ford Credit Floorplan Master Owner Trust, Series 2006-4, Class A, 0.51%, 6/15/13(b)	732,871
1,000,000	GMAC Mortgage Servicer Advance Funding Co., Ltd., Series 2010-1A, Class A, 4.25%, 5/15/11(a)	1,005,162
30,269	GSAA Home Equity Trust, Series 2007-5, Class 1AV1, 0.36%, 5/25/37(b)	19,046
504,910	Henderson Receivables LLC, Series 2010-1A, Class A, 5.56%, 7/15/59(a)	522,079
460,000	Nelnet Student Loan Trust, Series 2008-2, Class A4, 2.00%, 6/26/34(b)	478,927
680,000	Santander Drive Auto Receivables Trust, Series 2010-2, Class A2, 0.95%, 8/15/13	680,794
845,000	Santander Drive Auto Receivables Trust, Series 2010-B, Class A3, 1.31%, 2/17/14(a)	843,025
915,000	Santander Drive Auto Receivables Trust, Series 2010-3, Class A3, 1.20%, 6/16/14	915,123
750,000	SLC Student Loan Trust, Series 2008-1, Class A4A, 1.89%, 12/15/32(b)	776,026
882,702	SLM Student Loan Trust, Series 2010-1, Class A, 0.66%, 7/25/17(b)	879,675
1,136,288	SLM Student Loan Trust, Series 2008-5, Class A2, 1.39%, 10/25/16(b)	1,150,450
530,000	SLM Student Loan Trust, Series 2008-4, Class A4, 1.94%, 1/24/17(b)	552,099
625,000	SLM Student Loan Trust, Series 2008-5, Class A4, 1.99%, 7/25/23(b)	650,054
247,804	Structured Receivables Finance LLC, Series 2010-B, Class A, 0.66%, 2/16/26(a)	243,468

Total Asset Backed Securities (Cost $19,231,187)		19,204,606

Collateralized Mortgage Obligations (6.1%):
690,000	Arkle Master Issuer plc, Series 2010-2A, Class 1A1, 1.68%, 8/17/13(a) (b)	689,034
590,000	Arkle Master Issuer plc, Series 2010-1A, Class 2A, 1.43%, 2/17/15(a) (b)	586,087
350,000	Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A2, 5.66%, 7/10/12(b)	363,720

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Collateralized Mortgage Obligations, continued

$1,510,000	Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A3, 5.81%, 8/10/14(b)	$1,591,481
200,000	Banc of America Commercial Mortgage, Inc., Series 2006-4, Class AM, 5.68%, 8/10/16	201,491
50,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PW10, Class AM, 5.45%, 12/15/15(b)	50,449
100,000	Credit Suisse Mortgage Capital Certificate, Series 2006-C3, Class AM, 5.83%, 6/15/16(b)	101,835
945,569	Credit Suisse Mortgage Capital Certificate, Series 2007-C3, Class A2, 5.72%, 6/15/39(b)	973,062
711,000	Credit Suisse Mortgage Capital Certificate, Series 2007-C2, Class A2, 5.45%, 1/15/49(b)	724,900
127,139	Fannie Mae, Series 2009-70, Class NT, 4.00%, 8/25/19	132,204
94,242	Freddie Mac, Series 2890, Class KC, 4.50%, 2/15/19	98,736
500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.88%, 6/10/16(b)	545,499
180,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.80%, 12/10/14(b)	190,012
650,000	Holmes Master Issuer plc, Series 2007-2A, Class 3A1, 0.37%, 7/15/21(b)	645,461
890,000	Holmes Master Issuer plc, Series 2010-1A, Class A2, 1.67%, 10/15/54(a) (b)	887,597
1,260,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3B, 5.45%, 5/15/45	1,313,040
1,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2, 5.80%, 7/15/12(b)	1,035,634
170,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AM, 5.90%, 6/15/38(b)	176,605
1,085,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, 9/15/39	1,160,830
190,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.90%, 9/15/45(b)	199,923
200,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A2, 5.84%, 8/11/12(b)	207,877
620,000	RBSCF Trust, Series 2010-RR3, Class WBTA, 5.90%, 4/16/17(a) (b)	657,026

Total Collateralized Mortgage Obligations (Cost $12,097,552)		12,532,503

Corporate Bonds (11.8%):
Beverages (0.3%):
555,000	Anheuser-Busch InBev NV Worldwide, Inc., 3.00%, 10/15/12	572,656

Capital Markets (1.1%):
235,000	Goldman Sachs Capital Corp. II(b) (c)	199,162
575,000	Goldman Sachs Group, Inc., 5.38%, 3/15/20, MTN	594,183
310,000	Morgan Stanley, Series G, 2.79%, 5/14/13, MTN(b)	321,246
150,000	Morgan Stanley, 4.00%, 7/24/15	150,778
905,000	Morgan Stanley, Series F, 6.25%, 8/28/17, MTN	974,835

		2,240,204

Commercial Banks (0.1%):
50,000	Enterprise Products Operating LP, 6.13%, 2/1/13	53,867
50,000	Enterprise Products Operating LP, Series L, 6.30%, 9/15/17	56,419

		110,286

Diversified Consumer Services (0.2%):
471,000	Yale University, Series B, 2.90%, 10/15/14, MTN	485,804

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Corporate Bonds, continued

Diversified Financial Services (3.2%):
$680,000	Bank of America Corp., 5.63%, 7/1/20	$693,255
125,000	BP Capital Markets plc, 1.55%, 8/11/11	125,565
330,000	Citibank Credit Card Issuance Trust, Series 2001-A4, 5.38%, 4/11/11	444,156
1,925,000	Citigroup, Inc., 4.59%, 12/15/15	2,006,830
535,000	Crown Castle Towers LLC, 6.11%, 1/15/20(a)	558,177
370,000	General Electric Capital Corp., 4.38%, 9/16/20, MTN	364,138
140,000	Goldman Sachs Group, Inc., 6.00%, 6/15/20	151,293
860,000	JPMorgan Chase & Co., 6.30%, 4/23/19	978,899
225,000	JPMorgan Chase & Co., 4.95%, 3/25/20	230,978
692,000	JPMorgan Chase & Co., 4.25%, 10/15/20	675,842
340,000	SteelRiver Transmission Co. LLC, 4.71%, 6/30/17(a)	334,288

		6,563,421

Diversified Telecommunication Services (0.5%):
400,000	AT&T, Inc., 6.40%, 5/15/38	425,202
450,000	Verizon Communications, Inc., 6.90%, 4/15/38	524,859

		950,061

Electric Utilities (0.9%):
220,000	Carolina Power & Light Co., 5.70%, 4/1/35	227,299
100,000	Duke Energy Corp., 3.95%, 9/15/14	104,792
65,000	Florida Power & Light Co., 5.95%, 2/1/38	72,026
40,000	MidAmerican Energy Holdings Co., 5.95%, 5/15/37	42,193
850,000	Pacificorp, 5.65%, 7/15/18	972,855
350,000	Progress Energy Carolinas, Inc., 5.30%, 1/15/19	388,507

		1,807,672

Electronic Equipment, Instruments & Components (0.2%):
400,000	SBA Tower Trust, 4.25%, 4/15/15(a)	413,923

Food Products (0.3%):
515,000	Kraft Foods, Inc., 6.50%, 2/9/40	577,124

Health Care Equipment & Supplies (0.2%):
210,000	Boston Scientific Corp., 6.25%, 11/15/15	222,761
200,000	CareFusion Corp., 6.38%, 8/1/19	225,958

		448,719

Health Care Technology (0.2%):
160,000	Life Technologies Corp., 6.00%, 3/1/20	171,382
300,000	Life Technologies Corp., 5.00%, 1/15/21, Callable 10/15/20 @ 100	297,175

		468,557

Industrial Conglomerates (0.6%):
550,000	Dow Chemical Co. (The), 4.25%, 11/15/20, Callable 8/15/20 @ 100	526,844
555,000	General Electric Capital Corp., Series G, 6.15%, 8/7/37, MTN	585,020
175,000	MDC Holdings, Inc., 5.63%, 2/1/20	172,613

		1,284,477

Insurance (1.4%):
100,000	American International Group, Inc., 6.40%, 12/15/20	104,921
960,000	MetLife Global Funding I, 2.50%, 1/11/13(a)	980,966
1,125,000	MetLife, Inc., 6.75%, 6/1/16	1,304,958
350,000	Prudential Financial, Inc., 6.20%, 11/15/40, MTN	370,248
200,000	Unitedhealth Group, Inc., 3.88%, 10/15/20, Callable 7/15/20 @ 100	190,804

		2,951,897

Media (1.4%):
337,000	Comcast Corp., 6.40%, 3/1/40	361,218
295,000	Cox Communications, Inc., 8.38%, 3/1/39(a)	382,294
90,000	DIRECTV Holdings LLC, 6.00%, 8/15/40	90,354
50,000	Discovery Communications, Inc., 6.35%, 6/1/40	54,004

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Corporate Bonds, continued
Media, continued

$245,000	Historic TW, Inc., 6.88%, 6/15/18	$286,980
280,000	NBC Universal, Inc., 5.15%, 4/30/20(a)	290,255
650,000	NBC Universal, Inc., 4.38%, 4/1/21(a)	630,895
490,000	News America, Inc., 7.25%, 5/18/18	591,197
140,000	Time Warner Cable, Inc., 5.00%, 2/1/20	144,079
80,000	Time Warner, Inc., 4.70%, 1/15/21	81,454
60,000	Time Warner, Inc., 6.10%, 7/15/40	62,957

		2,975,687

Oil, Gas & Consumable Fuels (0.6%):
216,000	El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	226,625
30,000	Petrobras International Finance, Inc., 5.88%, 3/1/18	31,945
265,000	Rockies Express Pipeline LLC, 3.90%, 4/15/15(a)	262,109
300,000	Southwestern Energy Co., 7.50%, 2/1/18	338,250
300,000	Valero Energy Corp., 6.63%, 6/15/37	304,690

		1,163,619

Paper & Forest Products (0.1%):
145,000	International Paper Co., 7.30%, 11/15/39	165,219

Pharmaceuticals (0.2%):
300,000	Merck & Co., Inc., 4.00%, 6/30/15	321,870

Road & Rail (0.1%):
170,000	Burlington Northern Santa Fe Corp., 5.75%, 5/1/40, Callable 11/1/39 @ 100	175,885

Software (0.1%):
250,000	Oracle Corp., 5.38%, 7/15/40(a)	253,153

Specialty Retail (0.1%):
275,000	Home Depot, Inc., 5.88%, 12/16/36	286,041

Thrifts & Mortgage Finance (0.0%):
90,000	Prudential Financial, Inc., Series D, 4.75%, 9/17/15, MTN	95,219

Total Corporate Bonds (Cost $23,903,483)		24,311,494

Yankee Dollars (7.4%):
Capital Markets (0.5%):
760,000	UBS AG Stamford CT, 2.25%, 8/12/13	766,486
250,000	UBS AG Stamford CT, 4.88%, 8/4/20	254,335

		1,020,821

Chemicals (0.1%):
155,000	Agrium, Inc., 6.13%, 1/15/41, Callable 7/15/40 @ 100	164,161

Commercial Banks (0.8%):
100,000	Achmea Hypotheekbank NV, 3.20%, 11/3/14(a)	104,042
385,000	Barclays Bank plc, 6.05%, 12/4/17(a)	394,934
655,000	DnB NOR Boligkreditt AS, 2.10%, 10/14/15(a)	622,903
495,000	Toronto-Dominion Bank, 2.20%, 7/29/15(a)	486,921

		1,608,800

Diversified Financial Services (2.5%):
145,000	BP Capital Markets plc, 3.13%, 3/10/12	148,268
500,000	BP Capital Markets plc, 5.25%, 11/7/13	541,507
725,000	BP Capital Markets plc, 3.13%, 10/1/15	724,502
680,000	CDP Financial, Inc., 3.00%, 11/25/14(a)	691,224
425,000	Credit Suisse Group AG, 5.40%, 1/14/20	434,041
260,000	Credit Suisse Guernsey, 5.86%, 12/31/49, Callable 5/15/17 @ 100(b)	245,700
100,000	Credit Suisse, NY, 5.50%, 5/1/14	109,665
1,985,000	Dexia Credit Local, 2.75%, 4/29/14(a)	2,013,650
310,000	Manulife Financial Corp., 3.40%, 9/17/15	303,654

		5,212,211

Diversified Telecommunication Services (0.6%):
485,000	Telefonica Emisiones SAU, 4.95%, 1/15/15	502,307

8

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Yankee Dollars, continued
Diversified Telecommunication Services, continued

$765,000	Vodafone Group plc, 4.15%, 6/10/14	$804,152

		1,306,459

Health Care Equipment & Supplies (0.0%):
90,000	Covidien International Finance SA, 2.80%, 6/15/15	90,333

Metals & Mining (0.4%):
75,000	AngloGold Ashanti Holdings plc, 6.50%, 4/15/40	76,670
148,000	AngloGold Holdings plc, 5.38%, 4/15/20	153,920
250,000	Codelco, Inc., 3.75%, 11/4/20(a)	236,884
268,000	Rio Tinto Finance USA, Ltd., 3.50%, 11/2/20	254,404

		721,878

Oil, Gas & Consumable Fuels (1.0%):
235,000	Canadian Natural Resources, Ltd., 6.50%, 2/15/37	267,312
260,000	Cenovus Energy, Inc., 6.75%, 11/15/39	302,899
210,000	Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	218,046
275,000	Nexen, Inc., 5.65%, 5/15/17	293,390
225,000	Nexen, Inc., 6.20%, 7/30/19	242,274
645,000	Petrobras International Finance Co., 5.75%, 1/20/20	669,231

		1,993,152

Sovereign Bond (1.5%):
625,000	Eksportfinans A/S, Series G, 1.88%, 4/2/13, MTN	632,285
240,000	Eksportfinans A/S, 3.00%, 11/17/14	247,662
955,000	Eksportfinans A/S, 2.00%, 9/15/15	932,672
396,000	Eksportfinans A/S, 5.50%, 5/25/16, MTN	445,728
100,000	Japan Finance Corp., 2.00%, 6/24/11	100,752
455,000	Japan Finance Corp., 1.88%, 9/24/15	444,202
196,900	Russia Foreign Bond, 5.95%, 3/31/30(a)(d)	227,715

		3,031,016

Total Yankee Dollars (Cost $15,134,374)		15,148,831

Municipal Bonds (1.8%):
800,000	California State, Build America Bonds, GO, 6.65%, 3/1/22	831,312
140,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	141,800
150,000	Chicago Illinois O’hare International Airport, Build America Bonds, Revenue, 6.40%, 1/1/40	141,560
175,000	Chicago Illinois Waterworks, Build America Bonds, Revenue, 6.74%, 11/1/40	170,678
70,000	Dallas Area Rapid Transit Sales Tax, Build America Bonds, Revenue, 5.02%, 12/1/48	61,900
200,000	Metropolitan Transportation Authority New York Dedicated Tax Fund, 7.34%, 11/15/39, AMT	220,616
250,000	Metropolitan Transportation Authority New York, Revenue, 6.55%, 11/15/31	245,167
130,000	Municipal Electric Authority of Georgia, Build America Bonds, Revenue, Series A, 6.64%, 4/1/57	127,075
115,000	Napa Valley Unified School District, Build America Bonds, GO, Series B, 6.51%, 8/1/43	112,609
715,000	New Jersey State Transportation Trust Fund Authority, Build America Bonds, Revenue, Series B, 6.56%, 12/15/40	719,969
175,000	New York State Dormitory Authority State Personal Income Tax, Build America Bonds, Revenue, 5.39%, 3/15/40	163,595

9

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Municipal Bonds, continued

$180,000	New York State Dormitory Authority State Personal Income Tax, Revenue, 5.63%, 3/15/39	$174,325
20,000	Sacramento Municipal Utility District, Build America Bonds, Revenue, 6.16%, 5/15/36	18,922
150,000	San Diego County Regional Airport Authority, Build America Bonds, Revenue, Series C, 6.63%, 7/1/40, Callable 7/1/20 @ 100	143,565
125,000	University of California, Build America Bonds, Revenue, 5.95%, 5/15/45	114,184
250,000	Utah Transit Authority Sales Tax, Build America Bonds, Revenue, 5.71%, 6/15/40	222,495

Total Municipal Bonds (Cost $3,741,479)		3,609,772

U.S. Government Agency (0.1%):
130,000	Tennessee Valley Authority, 5.25%, 9/15/39	137,438

Total U.S. Government Agency (Cost $128,573)		137,438

U.S. Government Agency Mortgages (31.7%):
Federal Home Loan Mortgage Corporation (2.3%)
1,220,000	4.00%, 12/1/40, Pool #A95575(e)	1,212,393
390,000	4.00%, 12/1/40, Pool #A95656(e)	387,568
565,000	4.00%, 12/1/40, Pool #A95856(e)	561,477
1,500,000	4.50%, 1/15/41, TBA(e)	1,537,032
700,000	5.00%, 1/15/41, TBA(e)	734,125
100,000	5.50%, 1/15/41, TBA(e)	106,563

		4,539,158

Federal National Mortgage Association (29.0%)
1,100,000	5.13%, 1/2/14	1,206,084
2,200,000	4.00%, 1/25/26, TBA(e)	2,265,657
1,200,000	5.50%, 1/25/26, TBA(e)	1,290,000
1,228,247	5.00%, 11/1/33, Pool #725027	1,299,057
1,654,285	5.00%, 3/1/34, Pool #725205	1,749,657
751,690	5.00%, 7/1/34, Pool #725589	794,086
2,809,200	5.50%, 2/1/35, Pool #735989	3,024,520
172,249	6.00%, 4/1/35, Pool #735504	189,750
1,381,632	2.84%, 11/1/35, Pool #995604(b)	1,442,989
835,795	5.50%, 2/1/38, Pool #961545	894,764
1,565,288	5.50%, 5/1/38, Pool #889441	1,675,726
2,257,248	5.50%, 5/1/38, Pool #889692	2,416,860
1,755,277	5.50%, 6/1/38, Pool #995018	1,882,136
485,860	5.50%, 9/1/38, Pool #889995	520,216
629,804	5.50%, 10/1/39, Pool #AD0362	676,503
479,752	5.50%, 12/1/39, Pool #AD0571	515,324
4,536,933	6.00%, 4/1/40, Pool #AE0349	4,944,942
15,500,000	4.00%, 1/25/41, TBA(e)	15,417,664
8,400,000	4.50%, 1/25/41, TBA(e)	8,621,810
7,400,000	5.00%, 1/25/41, TBA(e)	7,779,250
1,100,000	6.50%, 1/25/41, TBA(e)	1,222,375

		59,829,370

Government National Mortgage Association (0.4%)
800,000	6.50%, 1/15/41, Pool #24184, TBA(e)	901,250

Total U.S. Government Agency Mortgages (Cost $65,225,881)		65,269,778

U.S. Treasury Obligations (47.7%):
U.S. Treasury Bills (19.8%)
14,040,000	0.14%, 4/14/11(f)	14,034,609
4,970,000	0.15%, 4/21/11(f)	4,967,987
18,420,000	0.16%, 5/12/11(f)	18,410,421
3,225,000	0.15%, 5/26/11(f)	3,223,078

		40,636,095

U.S. Treasury Bonds (7.6%)
1,270,000	8.13%, 5/15/21†	1,802,804
635,000	8.13%, 8/15/21	904,279
525,000	8.00%, 11/15/21	742,547

Principal		Fair
Amount		Value
680,000	7.25%, 8/15/22	$919,275
170,000	6.25%, 8/15/23	213,669
2,085,000	3.50%, 2/15/39	1,796,684
485,000	4.25%, 5/15/39	477,801
920,000	4.38%, 5/15/40	924,453
4,905,000	3.88%, 8/15/40	4,517,966
3,405,000	4.25%, 11/15/40	3,349,669

		15,649,147

10

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
U.S. Treasury Obligations, continued

U.S. Treasury Inflation Index Notes (1.5%)
$2,423,900	0.50%, 4/15/15	$2,500,526
506,100	1.88%, 7/15/15	616,461

		3,116,987

Shares or
Principal		Fair
Amount		Value
U.S. Treasury Notes (18.8%)
25,000	0.63%, 7/31/12	$25,068
1,765,000	0.38%, 10/31/12	1,759,622
14,665,000	0.50%, 11/30/12	14,646,097
1,335,000	0.75%, 12/15/13	1,325,509
690,000	2.50%, 4/30/15	713,341
1,800,000	1.38%, 11/30/15	1,749,235
9,350,000	2.13%, 12/31/15	9,399,667
80,000	2.75%, 5/31/17	81,019
75,000	2.38%, 7/31/17	74,016
3,725,000	2.25%, 11/30/17	3,622,272
135,000	3.50%, 2/15/18	142,014
1,685,000	3.63%, 8/15/19	1,760,299
3,530,000	2.63%, 11/15/20	3,329,782

		38,627,941

Total U.S. Treasury Obligations (Cost $98,725,692)		98,030,170

Investment Company (4.3%):
8,800,110	Dreyfus Treasury Prime Cash Management, 0.00%(f)	8,800,110

Total Investment Company (Cost $8,800,110)		8,800,110

Total Investment Securities (Cost $246,988,331)(g) — 120.2%		247,044,702
Net other assets (liabilities) — (20.2)%		(41,472,887)

Net Assets — 100.0%		$205,571,815

Percentages indicated are based on net assets as of December 31, 2010.

†	All or a portion of the security has been segregated with the custodian to cover margin requirements. The aggregate fair value of the segregated portion of such securities was $238,185 as of December 31, 2010.

AMT—Subject to alternative minimum tax

GO—General Obligation

LLC—Limited Liability Company

LP—Limited Partnership

MTN—Medium Term Note

plc—Public Limited Company

TBA—To be Announced.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2010. The date presented represents the final maturity date.

(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.

(d)	Step Bond. Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate represents the effective yield at December 31, 2010.

(e)	Security purchased on a “when-issued” basis. The cost of securities was $42,154,277.

(f)	The rate represents the effective yield at December 31, 2010.

(g)	See Federal Tax Information listed in the Notes to the Financial Statements.

11

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

As of December 31, 2010, the Fund’s open forward foreign currency contracts were as follows:

					Unrealized
		Delivery	Contract	Fair	Appreciation/
Short Contracts	Counterparty	Date	Amount	Value	(Depreciation)

Deliver 339,000 European Euro in exchange for U.S. Dollars	Deutsche Bank	1/28/11	$464,149	$452,914	$11,235

					$11,235

Futures Contracts

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
90-Day Eurodollar March Futures	Short	3/19/12	(83)	$(20,552,875)	$(30,431)
U.S. Treasury 2-Year Note March Futures	Long	3/31/11	50	10,945,313	3,408
U.S. Treasury 5-Year Note March Futures	Short	3/31/11	(3)	(353,156)	549
U.S. Treasury 10-Year Note March Futures	Long	3/22/11	31	3,733,563	(985)
U.S. Treasury Long Bond March Futures	Long	3/22/11	1	122,125	(3,683)
U.S. Treasury Ultra Bond March Futures	Short	3/22/11	(29)	(3,685,719)	49,778

Total					$18,636

Securities Sold Short (−1.35)%

						Unrealized
	Coupon	Expiration	Par	Proceeds	Fair	Appreciation/
Security Description	Rate	Date	Amount	Received	Value	(Depreciation)
Federal National Mortgage Association — February TBA	5.50%	2/25/41	$(2,600,000)	$(2,754,375)	$(2,776,719)	$(22,344)

				$(2,754,375)	$(2,776,719)	$(22,344)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Australia	0.1%
Canada	1.0
Cayman Islands	—	ˆ
Chile	0.1
France	0.8
Isle of Man	—	ˆ
Japan	0.2
Luxembourg	—	ˆ
Norway	1.2
Russian Federation	0.1
Switzerland	0.4
United Kingdom	0.4
United States	95.7

	100.0%

ˆ	Represents less than 0.05%.

12

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Statement of Assets and Liabilities
December 31, 2010

AZL
Enhanced
Bond Index
Fund

Assets:
Investment securities, at cost	$246,988,331

Investment securities, at value	$247,044,702
Cash	420
Interest receivable	994,134
Foreign currency, at value (cost $283)	280
Receivable for capital shares issued	718,505
Receivable for investments sold	10,772,106
Unrealized appreciation on forward foreign currency contracts	11,235
Receivable for variation margin on futures contracts	28,453
Prepaid expenses	2,858

Total Assets	259,572,693

Liabilities:
Payable for investments purchased	51,013,405
Securities sold short (Proceeds received $2,754,375)	2,776,719
Payable for variation margin on futures contracts	66,213
Manager fees payable	65,539
Administration fees payable	9,103
Distribution fees payable	41,324
Custodian fees payable	2,516
Administrative and compliance services fees payable	1,431
Trustee fees payable	450
Other accrued liabilities	24,178

Total Liabilities	54,000,878

Net Assets	$205,571,815

Net Assets Consist of:
Capital	$199,891,474
Accumulated net investment income/(loss)	3,401,971
Accumulated net realized gains/(losses) from investment transactions	2,214,104
Net unrealized appreciation/(depreciation) on investments	64,266

Net Assets	$205,571,815

Shares of beneficial interest (unlimited number of shares authorized, no par value)	19,562,375
Net Asset Value (offering and redemption price per share)	$10.51

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL
Enhanced
Bond Index
Fund

Investment Income:
Interest	$4,052,113
Dividends	227

Total Investment Income	4,052,340

Expenses:
Manager fees	522,842
Administration fees	89,765
Distribution fees	373,460
Custodian fees	16,219
Administrative and compliance services fees	5,566
Trustees’ fees	11,329
Professional fees	16,397
Shareholder reports	13,278
Other expenses	4,422

Total expenses before reductions	1,053,278
Less expenses contractually waived/reimbursed by the Manager	(7,593)

Net expenses	1,045,685

Net Investment Income/(Loss)	3,006,655

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	3,913,501
Net realized gains/(losses) on forward foreign currency contracts	52,226
Net realized gains/(losses) on futures transactions	(921,907)
Change in unrealized appreciation/(depreciation) on investments	933,946

Net Realized/Unrealized Gains/(Losses) on Investments	3,977,766

Change in Net Assets Resulting From Operations	$6,984,421

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Statements of Changes in Net Assets

	AZL Enhanced Bond Index Fund
	For the
	Year Ended	July 10, 2009 to
	December 31,	December 31,
	2010	2009(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$3,006,655	$406,986
Net realized gains/(losses) on investment transactions	3,043,820	501,903
Change in unrealized appreciation/(depreciation) on investments	933,946	(869,680)

Change in net assets resulting from operations	6,984,421	39,209

Dividends to Shareholders:
From net investment income	(430,815)	—
From net realized gains on investments	(914,557)	—

Change in net assets resulting from dividends to shareholders	(1,345,372)	—

Capital Transactions:
Proceeds from shares issued	95,546,102	160,810,137
Proceeds from dividends reinvested	1,345,372	—
Value of shares redeemed	(24,792,002)	(33,016,052)

Change in net assets resulting from capital transactions	72,099,472	127,794,085

Change in net assets	77,738,521	127,833,294
Net Assets:
Beginning of period	127,833,294	—

End of period	$205,571,815	$127,833,294

Accumulated net investment income/(loss)	$3,401,971	$408,932

Share Transactions:
Shares issued	9,091,981	16,009,707
Dividends reinvested	126,802	—
Shares redeemed	(2,390,529)	(3,275,586)

Change in shares	6,828,254	12,734,121

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	July 10, 2009 to
	December 31,	December 31,
	2010	2009(a)

Net Asset Value, Beginning of Period	$10.04	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.15	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	0.41	0.01 (b)

Total from Investment Activities	0.56	0.04

Dividends to Shareholders From:
Net Investment Income	(0.03)	—
Net Realized Gains	(0.06)	—

Total Dividends	(0.09)	—

Net Asset Value, End of Period	$10.51	$10.04

Total Return(c) (d)	5.62%	0.40%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$205,572	$127,833
Net Investment Income/(Loss)(e)	2.01%	1.34%
Expenses Before Reductions(e) (f)	0.71%	0.76%
Expenses Net of Reductions(e)	0.70%	0.70%
Portfolio Turnover Rate(d)	699.83%	365.51%

(a)	Period from commencement of operations.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating fair values during the period.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Enhanced Bond Index Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or assets determined to be liquid equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Mortgage Dollar Roll Transactions

The Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee.

Short Sales

The Fund may engage in short sales against the box (i.e., where the fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short)for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2010

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2010

underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The contract amount of foreign currency exchange contracts outstanding was $0.5 million as of December 31, 2010. The monthly average amount for these contracts was $0.5 million for the year ended December 31, 2010.

Futures Contracts

During the year ended December 31, 2010, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $39.4 million as of December 31, 2010. The monthly average notional amount for these contracts was $32.9 million for the year ended December 31, 2010.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$11,235	Unrealized depreciation on forward foreign currency contracts	$—
Interest Rate Contracts	Receivable for variation margin on futures contracts	53,735	Payable for variation margin on futures contracts	(35,099)

*	Total Fair Value is presented by Primary Risk Exposure. For forward foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/(depreciation) (for liability derivatives). For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

			Change in Unrealized
			Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward foreign currency contracts/change in unrealized appreciation/(depreciation) on investments	$52,226	$(10,645)
Interest Rate Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/ (depreciation) on investments	(921,907)	(128,948)

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2010

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 0.70%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2012	12/31/2013
AZL Enhanced Bond Index Fund	$17,058	$7,593

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2010

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $4,210 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2010

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 securities for which unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities+:
Asset Backed Securities	$—	$19,204,606	$—	$19,204,606
Collateralized Mortgage Obligations	—	12,532,503	—	12,532,503
Corporate Bonds	—	24,311,494	—	24,311,494
Municipal Bonds	—	3,609,772	—	3,609,772
U.S. Government Agency	—	137,438	—	137,438
U.S. Government Agency Mortgages	—	65,269,778	—	65,269,778
U.S. Treasury Obligations	—	98,030,170	—	98,030,170
Yankee Dollars	—	15,148,831	—	15,148,831
Investment Company	8,800,110	—	—	8,800,110

Total Investment Securities	8,800,110	238,244,592	—	247,044,702

Securities Sold Short	—	(2,776,719)	—	(2,776,719)
Other Financial Instruments:*
Futures Contracts	18,636	—	—	18,636
Forward Foreign Currency Contracts	—	11,235	—	11,235

Total Investments	$8,818,746	$235,479,108	$—	$247,074,573

*	Other financial instruments would include any derivative instruments, such as futures and forwards. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2010

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$862,750,601	$816,450,009

For the year ended December 31, 2010, purchases and sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$788,585,244	$768,921,411

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $244,431,774. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,874,191
Unrealized depreciation	(2,037,982)

Net unrealized depreciation	$(163,791)

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $913,798 of deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Enhanced Bond Index Fund	$1,300,911	$44,461	$1,345,372

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Accumulated		Total
	Ordinary	Capital and	Unrealized	Accumulated
	Income	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Enhanced Bond Index Fund	$6,776,106	$(913,798)	$(181,967)	$5,680,341

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Enhanced Bond Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2010, the Fund declared net long-term capital gain distributions of $44,461.

During the year ended December 31, 2010, the Fund declared net short-term capital gain distributions of $870,095.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

28

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

29

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

30

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

31

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

32

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

33

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Franklin Small Cap Value Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Franklin Small Cap Value Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Franklin Small Cap Value Fund and Franklin Advisory Services, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010 the AZL® Franklin Small Cap Value Fund returned 27.11%1. That compared to a 24.50% total return for its benchmark, the Russell 2000® Value Index2.
The Fund’s sub-adviser, Franklin Advisory Services, LLC, employs a bottom-up stock selection process and constructs the portfolio without regard to the benchmark. As a result, the portfolio frequently contains sector and security allocations that are significantly different than those of the index.*
Overall, stocks performed well during the 12-month period, despite a handful of setbacks caused by such issues as weakening economic indicators and the European sovereign debt crisis. Investors during the period sought out equities with high return potential, helping to fuel strong returns among small-cap stocks. Growth stocks outperformed value stocks during the period. The Fund benefited in that environment, posting strong absolute returns during the 12-month period.
The Fund’s absolute returns were driven primarily by individual holdings in the auto components, insurance, energy equipment and services, and chemicals industries.
Stock selection in the consumer staples and health care sectors, as well as the Fund’s underweight position in the financial sector, helped performance relative to the benchmark. An overweight position in the consumer discretionary sector also boosted the Fund’s performance relative to its benchmark.
The Fund’s relative performance was hurt by stock selection in the information technology sector, particularly among manufacturers of electronic equipment and instruments. Exposure to certain companies in the materials and industrials sectors also dragged on relative performance, as did the Fund’s cash position during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Franklin Small Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in investments of small capitalization companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/03)

AZL® Franklin Small Cap Value Fund	27.11%	3.23%	3.96%	9.84%

Russell 2000® Value Index	24.50%	2.19%	3.52%	10.42%[1]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Franklin Small Cap Value Fund	1.12%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	The since inception performance data and the hypothetical $10,000 investment for the Russell 2000® Value Index is calculated from 4/30/03.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Franklin Small Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Franklin Small Cap Value Fund	$1,000.00	$1,321.90	$6.32	1.08%

*	Expenses are equal to the average account value times the Fund’s annualized expenses ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Franklin Small Cap Value Fund	$1,000.00	$1,019.76	$5.50	$1.08%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Franklin Small Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

	Percent of
Investments	net assets*
Aerospace & Defense	0.7%
Airlines	1.2
Auto Components	3.7
Automobiles	2.5
Building Products	4.7
Chemicals	3.8
Commercial Banks	0.7
Commercial Services & Supplies	2.0
Construction & Engineering	1.5
Containers & Packaging	0.7
Diversified Consumer Services	1.5
Electric Utilities	1.9
Electrical Equipment	3.2
Electronic Equipment, Instruments & Components	2.6
Energy Equipment & Services	10.0
Food & Staples Retailing	—	ˆ
Food Products	1.0
Gas Utilities	0.8
Health Care Equipment & Supplies	2.8
Household Durables	2.8
Industrial Conglomerates	1.0
Insurance	12.7
Leisure Equipment & Products	0.7
Life Sciences Tools & Services	2.2
Machinery	12.6
Metals & Mining	2.8
Multiline Retail	2.7
Oil, Gas & Consumable Fuels	1.5
Paper & Forest Products	0.3
Professional Services	0.7
Road & Rail	1.3
Semiconductors & Semiconductor Equipment	0.9
Specialty Retail	5.2
Textiles, Apparel & Luxury Goods	0.8
Thrifts & Mortgage Finance	0.8
Trading Companies & Distributors	0.5
Investment Company	5.1

	99.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

ˆ	Represents less than 0.05%.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (94.8%):
Aerospace & Defense (0.7%):
53,000	Ceradyne, Inc.*	$1,671,090

Airlines (1.2%):
184,900	SkyWest, Inc.	2,888,138

Auto Components (3.7%):
58,000	Autoliv, Inc.	4,578,520
16,300	Drew Industries, Inc.	370,336
128,000	Gentex Corp.	3,783,680

		8,732,536

Automobiles (2.5%):
138,200	Thor Industries, Inc.	4,693,272
75,000	Winnebago Industries, Inc.*	1,140,000

		5,833,272

Building Products (4.7%):
69,500	American Woodmark Corp.	1,705,530
126,900	Apogee Enterprises, Inc.	1,709,343
144,000	Gibraltar Industries, Inc.*	1,954,080
80,000	Simpson Manufacturing Co., Inc.	2,472,800
81,800	Universal Forest Products, Inc.	3,182,020

		11,023,773

Chemicals (3.8%):
57,400	Cabot Corp.	2,161,110
127,300	RPM International, Inc.	2,813,330
5,400	Schulman, Inc.	123,606
41,000	Sensient Technologies Corp.	1,505,930
54,100	Westlake Chemical Corp.	2,351,727

		8,955,703

Commercial Banks (0.7%):
63,700	Chemical Financial Corp.	1,410,955
11,400	Peoples Bancorp, Inc.	178,410

		1,589,365

Commercial Services & Supplies (2.0%):
107,800	ABM Industries, Inc.	2,835,140
59,600	Mine Safety Appliances Co.	1,855,348

		4,690,488

Construction & Engineering (1.5%):
42,000	Emcor Group, Inc.*	1,217,160
86,000	Granite Construction, Inc.	2,358,980

		3,576,140

Containers & Packaging (0.7%):
34,400	AptarGroup, Inc.	1,636,408

Diversified Consumer Services (1.5%):
49,511	Hillenbrand, Inc.	1,030,324
141,700	Regis Corp.	2,352,220

		3,382,544

Electric Utilities (1.9%):
201,800	NV Energy, Inc.	2,835,290
130,000	PNM Resources, Inc.	1,692,600

		4,527,890

Electrical Equipment (3.2%):
21,750	A.O. Smith Corp.	828,240
67,800	Brady Corp., Class A	2,210,958
34,400	Franklin Electric Co., Inc.	1,338,848
24,000	Powell Industries, Inc.*	789,120
30,200	Roper Industries, Inc.	2,308,186

		7,475,352

Electronic Equipment, Instruments & Components (2.6%):
183,000	Benchmark Electronics, Inc.*	3,323,280
80,000	Rofin-Sinar Technologies, Inc.*	2,835,200

		6,158,480

Energy Equipment & Services (10.0%):
78,000	Atwood Oceanics, Inc.*	2,914,860
86,600	Bristow Group, Inc.*	4,100,510
274,000	Global Industries, Ltd.*	1,898,820
143,100	Helix Energy Solutions Group, Inc.*	1,737,234
46,000	Oil States International, Inc.*	2,948,140
110,000	Rowan Cos., Inc.*	3,840,100
70,500	Tidewater, Inc.	3,795,720
48,700	Unit Corp.*	2,263,576

		23,498,960

Food & Staples Retailing (0.0%):
500	Casey’s General Stores, Inc.	21,255

Food Products (1.0%):
41,000	Lancaster Colony Corp.	2,345,200

Gas Utilities (0.8%):
38,600	Energen Corp.	1,862,836

Health Care Equipment & Supplies (2.8%):
85,100	STERIS Corp.	3,102,746
43,000	Teleflex, Inc.	2,313,830
27,100	West Pharmaceutical Services, Inc.	1,116,520

		6,533,096

Household Durables (2.8%):
500	Bassett Furniture Industries, Inc.*	2,100
73,400	D. R. Horton, Inc.	875,662
29,000	Ethan Allen Interiors, Inc.	580,290
81,600	Hooker Furniture Corp.	1,153,008
189,900	La-Z-Boy, Inc.*	1,712,898
36,500	M.D.C. Holdings, Inc.	1,050,105
77,300	M/I Homes, Inc.*	1,188,874

		6,562,937

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Industrial Conglomerates (1.0%):
61,000	Carlisle Cos., Inc.	$2,424,140

Insurance (12.7%):
12,500	American National Insurance Co.	1,070,250
41,500	Arthur J. Gallagher & Co.	1,206,820
82,200	Aspen Insurance Holdings, Ltd.	2,352,564
19,700	Erie Indemnity Co., Class A	1,289,759
28,700	Hanover Insurance Group, Inc. (The)	1,340,864
36,000	HCC Insurance Holdings, Inc.	1,041,840
101,600	Montpelier Re Holdings, Ltd.	2,025,904
267,000	Old Republic International Corp.	3,639,210
195,000	Protective Life Corp.	5,194,800
22,000	RLI Corp.	1,156,540
48,300	StanCorp Financial Group, Inc.	2,180,262
129,300	Tower Group, Inc.	3,307,494
30,000	Transatlantic Holdings, Inc.	1,548,600
75,000	Validus Holdings, Ltd.	2,295,750

		29,650,657

Leisure Equipment & Products (0.7%):
83,500	Brunswick Corp.	1,564,790

Life Sciences Tools & Services (2.2%):
20,300	Mettler-Toledo International, Inc.*	3,069,563
79,000	Pharmaceutical Product Development, Inc.	2,144,060

		5,213,623

Machinery (12.6%):
57,000	Astec Industries, Inc.*	1,847,370
82,000	Briggs & Stratton Corp.	1,614,580
23,600	CIRCOR International, Inc.	997,808
10,700	CNH Global NV, NYS*	510,818
43,100	Gardner Denver, Inc.	2,966,142
67,600	Graco, Inc.	2,666,820
67,271	Kennametal, Inc.	2,654,513
30,000	Lincoln Electric Holdings, Inc.	1,958,100
95,000	Mueller Industries, Inc.	3,106,500
33,200	Nordson Corp.	3,050,416
17,200	Timken Co.	820,956
132,000	Trinity Industries, Inc.	3,512,520
176,000	Wabash National Corp.*	2,085,600
44,100	Watts Water Technologies, Inc., Class A	1,613,619

		29,405,762

Metals & Mining (2.8%):
65,700	Reliance Steel & Aluminum Co.	3,357,270
157,000	Steel Dynamics, Inc.	2,873,100
6,500	United States Steel Corp.	379,730

		6,610,100

Multiline Retail (2.7%):
143,100	Fred’s, Inc.	1,969,056
89,000	J.C. Penney Co., Inc.	2,875,590
93,700	Saks, Inc.*	1,002,590
82,900	Tuesday Morning Corp.*	437,712

		6,284,948

Oil, Gas & Consumable Fuels (1.5%):
19,200	Arch Coal, Inc.	673,152
45,000	Overseas Shipholding Group, Inc.	1,593,900
40,000	Teekay Shipping Corp.	1,323,200

		3,590,252

Paper & Forest Products (0.3%):
64,892	Glatfelter	796,225

Professional Services (0.7%):
54,100	Administaff, Inc.	1,585,130

Road & Rail (1.3%):
55,000	Genesee & Wyoming, Inc., Class A*	2,912,250

Semiconductors & Semiconductor Equipment (0.9%):
130,700	Cohu, Inc.	2,167,006

Specialty Retail (5.2%):
122,000	Brown Shoe Co., Inc.	1,699,460
12,200	Cato Corp.	334,402
204,600	Christopher & Banks Corp.	1,258,290
97,109	Group 1 Automotive, Inc.	4,055,272
93,600	Men’s Wearhouse, Inc. (The)	2,338,128
116,900	Pier 1 Imports, Inc.*	1,227,450
110,200	West Marine, Inc.*	1,165,916

		12,078,918

Textiles, Apparel & Luxury Goods (0.8%):
34,000	Warnaco Group, Inc. (The)*	1,872,380

Thrifts & Mortgage Finance (0.8%):
307,517	TrustCo Bank Corp.	1,949,658

Trading Companies & Distributors (0.5%):
32,100	Applied Industrial Technologies, Inc.	1,042,608

Total Common Stocks (Cost $166,294,718)		222,113,910

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Investment Company (5.1%):
11,880,258	Dreyfus Treasury Prime Cash Management, 0.00%(a)	$11,880,258

Total Investment Company (Cost $11,880,258)		11,880,258

Total Investment Securities (Cost $178,174,976)(b) — 99.9%		233,994,168
Net other assets (liabilities) — 0.1%		311,080

Net Assets — 100.0%		$234,305,248

Percentages indicated are based on net assets as of December 31, 2010.

*	Non-income producing security

NYS—New York Shares

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Bermuda	1.9%
Greece	0.6
Netherlands	0.2
United States	97.3

100.0%

7

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Franklin
Small Cap
Value Fund

Assets:
Investment securities, at cost	$178,174,976

Investment securities, at value	$233,994,168
Dividends receivable	137,220
Receivable for capital shares issued	330,338
Receivable for investments sold	83,541
Prepaid expenses	2,723

Total Assets	234,547,990

Liabilities:
Payable for capital shares redeemed	1,261
Manager fees payable	146,356
Administration fees payable	9,142
Distribution fees payable	48,785
Custodian fees payable	1,361
Administrative and compliance services fees payable	1,957
Trustee fees payable	391
Other accrued liabilities	33,489

Total Liabilities	242,742

Net Assets	$234,305,248

Net Assets Consist of:
Capital	$239,783,124
Accumulated net investment income/(loss)	1,199,889
Accumulated net realized gains/(losses) from investment transactions	(62,496,957)
Net unrealized appreciation/(depreciation) on investments	55,819,192

Net Assets	$234,305,248

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,011,588
Net Asset Value (offering and redemption price per share)	$16.72

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Franklin
Small Cap
Value Fund

Investment Income:
Dividends	$3,402,579

Total Investment Income	3,402,579

Expenses:
Manager fees	1,524,718
Administration fees	92,151
Distribution fees	508,239
Custodian fees	7,543
Administrative and compliance services fees	7,492
Trustees’ fees	14,772
Professional fees	21,685
Shareholder reports	17,283
Other expenses	8,802

Total expenses	2,202,685

Net Investment Income/(Loss)	1,199,894

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	2,055,827
Change in unrealized appreciation/(depreciation) on investments	44,395,283

Net Realized/Unrealized Gains/(Losses) on Investments	46,451,110

Change in Net Assets Resulting From Operations	$47,651,004

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Statements of Changes in Net Assets

	AZL Franklin
	Small Cap Value Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,199,894	$1,651,751
Net realized gains/(losses) on investment transactions	2,055,827	(42,299,301)
Change in unrealized appreciation/(depreciation) on investments	44,395,283	88,293,472

Change in net assets resulting from operations	47,651,004	47,645,922

Dividends to Shareholders:
From net investment income	(1,652,724)	(2,835,324)

Change in net assets resulting from dividends to shareholders	(1,652,724)	(2,835,324)

Capital Transactions:
Proceeds from shares issued	50,881,817	33,109,656
Proceeds from dividends reinvested	1,652,724	2,835,324
Value of shares redeemed	(51,702,992)	(75,221,104)

Change in net assets resulting from capital transactions	831,549	(39,276,124)

Change in net assets	46,829,829	5,534,474
Net Assets:
Beginning of period	187,475,419	181,940,945

End of period	$234,305,248	$187,475,419

Accumulated net investment income/(loss)	$1,199,889	$1,652,719

Share Transactions:
Shares issued	3,464,541	3,358,771
Dividends reinvested	121,167	214,635
Shares redeemed	(3,702,743)	(7,090,731)

Change in shares	(117,035)	(3,517,325)

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$13.27	$10.31	$16.47	$17.96	$16.54

Investment Activities:
Net Investment Income/(Loss)	0.09	0.15	0.18	0.14	0.17
Net Realized and Unrealized Gains/(Losses) on Investments	3.48	3.01	(5.47)	(0.88)	2.29

Total from Investment Activities	3.57	3.16	(5.29)	(0.74)	2.46

Dividends to Shareholders From:
Net Investment Income	(0.12)	(0.20)	(0.17)	(0.10)	(0.05)
Net Realized Gains	—	—	(0.70)	(0.65)	(0.99)

Total Dividends	(0.12)	(0.20)	(0.87)	(0.75)	(1.04)

Net Asset Value, End of Period	$16.72	$13.27	$10.31	$16.47	$17.96

Total Return(a)	27.11%	30.61%	(33.73)%	(4.37)%	15.41%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$234,305	$187,475	$181,941	$361,804	$394,073
Net Investment Income/(Loss)	0.59%	0.96%	1.00%	0.75%	0.62%
Expenses Before Reductions(b)	1.08%	1.12%	1.12%	1.11%	1.09%
Expenses Net of Reductions	1.08%	1.12%	1.12%	1.11%	1.09%
Portfolio Turnover Rate	23.48%	9.98%	19.61%	23.76%	14.71%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Franklin Small Cap Value Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager, Franklin Advisory Services, LLC (“Franklin”), and the Trust, Franklin provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense ( e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.35%.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Franklin Small Cap Value Fund	0.75%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $5,845 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$222,113,910	$—	$—	$222,113,910
Investment Company	11,880,258	—	—	11,880,258

Total Investment Securities	$233,994,168	$—	$—	$233,994,168

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Franklin Small Cap Value Fund	$45,463,533	$50,955,212

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $179,480,132. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$63,145,740
Unrealized depreciation	(8,631,704)

Net unrealized appreciation	$54,514,036

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires	Expires
	12/31/2016	12/31/2017	12/31/2018
AZL Franklin Small Cap Value Fund	$16,136,615	$44,269,348	$785,838

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Franklin Small Cap Value Fund	$1,652,724	$—	$1,652,724

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Franklin Small Cap Value Fund	$2,835,324	$—	$2,835,324

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Accumulated		Total
	Ordinary	Capital and	Unrealized	Accumulated
	Income	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Franklin Small Cap Value Fund	$1,199,889	$(61,191,801)	$54,514,036	$(5,477,876)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Small Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

22

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

23

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

24

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Franklin Templeton
Founding Strategy Plus Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Franklin Templeton Founding Strategy Plus Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Franklin Templeton Founding Strategy Plus Fund. Franklin Mutual Advisers, LLC serves as Subadviser to the Mutual Shares Strategy, Templeton Global Advisors Limited serves as Subadviser to the Templeton Growth Strategy, and Franklin Advisers, Inc. serves as Subadviser to the Franklin Income Securities Strategy and the Templeton Global Bond Strategy.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
The Fund gained 10.02%. That compared to a 12.13% return for its benchmark, a composite index comprised of a 60% weighting in the S&P 500 Index1 and a 40% weighting in the Barclays Capital U.S. Aggregate Bond Index2.
The Fund invests in a combination of subportfolios, or strategies, each of which is managed by a Franklin Templeton asset manager. Two of the strategies invest primarily in U.S. and foreign equity securities, one portfolio invests in U.S. stocks and bonds, and the fourth portfolio invests in foreign fixed-income securities. The Fund generally makes equal allocations— approximately 25% —to each of the following four strategies:
•	Mutual Shares Strategy

•	Templeton Growth Strategy

•	Franklin Income Securities Strategy

•	Templeton Global Bond Strategy
Financial markets performed well during the 12 months through December 2010. The global economic recovery continued to strengthen, despite setbacks such as a softening U.S. job market and growing sovereign debt problems in several European countries. Many developed countries experienced moderate economic growth. Emerging markets enjoyed solid growth, as they were less exposed to many of the causes of the recent financial crisis, particularly an overreliance on debt. Both domestic and international stocks performed well in that environment, helping fuel strong absolute returns for the Fund.
In the fixed-income markets, U.S. Treasury yields bottomed out late in the period before rising meaningfully near period-end. That late upward movement of yields pushed down prices of Treasuries, creating problems for many traditional fixed-income investors. During the period as a whole, the Templeton Global Bond Strategy benefited from very defensive duration positioning and from its currency exposure. The Strategy maintained a negative view of the Japanese yen, which was the only major detractor from performance during the period. The Fund’s performance relative to its benchmark was hurt by overweight positions and individual stock selection in the health care sector. Regulatory changes in Europe and debate among U.S. politicians over sweeping health care reforms led to relatively weak performance among such stocks.
Individual stock holdings, including shares of a Swiss-incorporated deepwater drilling contractor, a German utility conglomerate and a large U.S.-based banking conglomerate, also dragged on the Fund’s relative performance during the period. These holdings were negatively impacted by such issues as the Gulf Coast oil spill, volatile energy prices in Germany and tighter regulations in the U.S. banking market.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]	The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.

AZL® Franklin Templeton Founding Strategy Plus Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term capital appreciation, with income as a secondary goal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small- to mid-sized companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

		Since
	1	Inception
	Year	(10/23/09)

AZL® Franklin Templeton Founding Strategy Plus Fund	10.02%	10.57%
S&P 500 Index	15.06%	14.83%

Barclays Capital U.S. Aggregate Bond Index	6.54%	5.53%

Balanced Composite Index	12.13%	12.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross

AZL® Franklin Templeton Founding Strategy Plus Fund	1.25%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1] Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.20%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”) which consists of 60% of the Standard & Poor’s 500 Index (“S&P 500 Index”) and 40% of the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,140.50	$6.47	1.20%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Franklin Templeton Founding Strategy Plus Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

	Percent of
Investments	net assets*
Aerospace & Defense	0.2%
Air Freight & Logistics	0.6
Auto Components	0.4
Automobiles	0.9
Beverages	1.4
Biotechnology	1.1
Building Products	0.2
Capital Markets	0.5
Chemicals	0.5
Collateralized Mortgage Obligations	0.3
Commercial Banks	3.5
Commercial Services & Supplies	0.6
Communications Equipment	0.8
Computers & Peripherals	0.9
Construction & Engineering	0.2
Construction Materials	0.3
Consumer Finance	0.5
Containers & Packaging	—	ˆ
Diversified Financial Services	3.7
Diversified Telecommunication Services	2.4
Electric Utilities	3.2
Electrical Equipment	0.3
Electronic Equipment, Instruments & Components	0.9
Energy Equipment & Services	1.4
Food & Staples Retailing	1.9
Food Products	1.7
Gas Utilities	—	ˆ
Health Care Equipment & Supplies	1.2
Health Care Providers and Services	2.5
Hotels, Restaurants & Leisure	0.8
Independent Power Producers & Energy Traders	0.8
Industrial Conglomerates	1.3
Insurance	2.0
Internet & Catalog Retail	0.1
Internet Software & Services	0.8
IT Services	0.4
Leisure Equipment & Products	0.2
Life Sciences Tools & Services	0.1
Machinery	0.6
Marine	0.3
Media	3.6
Metals & Mining	1.1
Multi-Utilities	1.2
Multiline Retail	0.1
Office Electronics	0.7
Oil, Gas & Consumable Fuels	7.3
Paper & Forest Products	0.9
Pharmaceuticals	4.5
Professional Services	0.5
Real Estate Investment Trusts (REITs)	0.5
Real Estate Management & Development	0.5
Road & Rail	0.1
Semiconductors & Semiconductor Equipment	2.1
Software	2.5
Sovereign Bond	18.1
Specialty Retail	0.5
Tobacco	2.3
Trading Companies & Distributors	0.1
Wireless Telecommunication Services	1.5
Municipal Bonds	0.4
U.S. Government Agency	5.3
Investment Company	12.3

	105.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

ˆ	Represents less than 0.05%.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments
December 31, 2010

Shares or
Principal		Fair
Amount		Value
Convertible Preferred Stocks (0.9%):
Automobiles (0.1%):
3,000	General Motors Co., Series B	$162,330

Diversified Financial Services (0.3%):
300	Bank of America Corp., Series L	287,091
1,500	Citigroup, Inc.	205,035

		492,126

Metals & Mining (0.1%):
2,000	AngloGold Ashanti, Ltd.	110,960

Oil, Gas & Consumable Fuels (0.4%):
5,000	SandRidge Energy, Inc.(a)	596,250

Total Convertible Preferred Stocks (Cost $1,157,637)		1,361,666

Collateralized Mortgage Obligation (0.3%):
$498,546	Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.01%, 11/15/13(a) (b)	444,475

Total Collateralized Mortgage Obligation (Cost $435,892)		444,475

Common Stocks (53.3%):
Aerospace & Defense (0.2%):
49,410	BAE Systems plc	254,237
2,520	Embraer SA, ADR	74,088
2,362	Gencorp, Inc.*	12,211

		340,536

Air Freight & Logistics (0.6%):
7,660	Deutsche Post AG	129,285
2,270	FedEx Corp.	211,133
6,025	TNT NV	159,245
5,390	United Parcel Service, Inc., Class B	391,206

		890,869

Auto Components (0.1%):
3,040	Compagnie Generale DES Establissements Michelin SCA, Class B	218,623

		Fair
Shares		Value
Automobiles (0.7%):
2,690	Bayerische Motoren Werke AG (BMW)	$210,869
3,859	Daimler AG, Registered Shares*	262,447
2,079	Hyundai Motor Co.*	317,615
8,700	Toyota Motor Corp.	342,684

		1,133,615

Beverages (1.4%):
2,064	Brown-Forman Corp., Class B	143,696
1,189	Carlsberg A/S, Class B	119,013
8,196	Coca-Cola Enterprises, Inc.	205,146
10,000	Diageo plc	185,192
10,701	Dr Pepper Snapple Group, Inc.	376,247
7,959	PepsiCo, Inc.	519,962
6,049	Pernod Ricard SA	569,263

		2,118,519

Biotechnology (1.1%):
18,017	Amgen, Inc.*	989,133
2,740	Biogen, Inc.*	183,717
6,847	Genzyme Corp.*	487,507

		1,660,357

Building Products (0.2%):
10,224	Owens Corning, Inc.*	318,478

Capital Markets (0.5%):
10,350	Bank of New York Mellon Corp.	312,570
17,357	Morgan Stanley	472,284

		784,854

Chemicals (0.3%):
3,511	Linde AG	535,426

Commercial Banks (2.9%):
10,000	Banco Santander SA	106,237
103,467	Barclays plc	425,613
29,000	DBS Group Holdings, Ltd.	323,638
8,540	HSBC Holdings plc	87,013
34,000	HSBC Holdings plc	347,980
4,620	ICICI Bank, Ltd., SP ADR	233,957
125,066	Intesa Sanpaolo	339,115
7,738	KB Financial Group, Inc.*	407,787
2,500	M&T Bank Corp.	217,625
8,181	PNC Financial Services Group, Inc.	496,750
7,200	Svenska Cellulosa AB, B Shares	113,683
145,158	UniCredit SpA	300,157
35,740	Wells Fargo & Co.	1,107,583

		4,507,138

Commercial Services & Supplies (0.1%):
10,624	Brambles, Ltd.	77,304
61,610	Rentokil Initial plc*	93,082

		170,386

Communications Equipment (0.8%):
47,350	Brocade Communications Systems, Inc.*	250,482
22,850	Cisco Systems, Inc.*	462,256
39,319	Motorola, Inc.*	356,623
16,740	Telefonaktiebolaget LM Ericsson, B Shares	193,981

		1,263,342

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Computers & Peripherals (0.6%):
20,320	Dell, Inc.*	$275,336
12,469	Hewlett-Packard Co.	524,945
12,370	Seagate Technology plc*	185,921

		986,202

Construction Materials (0.3%):
21,021	CRH plc	435,863

Consumer Finance (0.3%):
9,650	American Express Co.	414,178

Diversified Financial Services (1.7%):
71,069	Bank of America Corp.	948,060
1,210	Bond Street Holdings LLC, Class A*(c)	24,200
13,131	Canary Wharf Group plc(c)	56,886
2,500	CIT Group, Inc.*	117,750
15,450	Citigroup, Inc.*	73,079
3,452	Deutsche Boerse AG	239,674
36,702	ING Groep NV*	358,107
12,500	JPMorgan Chase & Co.	530,250
19,349	UBS AG, Registered Shares*	317,663

		2,665,669

Diversified Telecommunication Services (2.1%):
12,430	AT&T, Inc.	365,193
4,000	CenturyTel, Inc.	184,680
4,560	China Telecom Corp., Ltd., SP ADR	238,397
25,800	France Telecom SA	538,544
6,473	Frontier Communications Corp.	62,982
245,000	Singapore Telecommunications, Ltd.	582,323
40,152	Telefonica SA	911,753
25,000	Telstra Corp., Ltd.	71,302
8,000	Verizon Communications, Inc.	286,240

		3,241,414

Electric Utilities (2.2%):
4,930	American Electric Power Co., Inc.	177,381
22,590	Duke Energy Corp.	402,328
14,494	E.ON AG	443,110
6,622	Entergy Corp.	469,036
8,910	Exelon Corp.	371,012
3,000	FirstEnergy Corp.	111,060
7,532	GDF Suez	270,815
4,250	NextEra Energy, Inc.	220,958
3,800	PPL Corp.	100,016
2,333	Prime ATET&D Holdings No. 1 Pty. Limited*(c)	—
9,722	Prime Infrastructure Group(c)	53,349
6,770	Progress Energy, Inc.	294,360
12,820	Southern Co.	490,109

		3,403,534

Electrical Equipment (0.3%):
10,619	Alstom SA	508,194

Electronic Equipment, Instruments & Components (0.9%):
34,700	Flextronics International, Ltd.*	272,395
3,900	Fujifilm Holdings Corp.	140,923
15,941	Tyco Electronics, Ltd.	564,311
9,380	Tyco International, Ltd.	388,707

		1,366,336

Energy Equipment & Services (1.4%):
12,184	Baker Hughes, Inc.	696,559
11,030	Halliburton Co.	450,355
4,440	Noble Corp.	158,819
5,729	Pride International, Inc.*	189,057
1,500	Schlumberger, Ltd.	125,250
8,024	Transocean, Ltd.*	557,748

		2,177,788

Food & Staples Retailing (1.9%):
3,964	Carrefour SA	163,510
50,381	CVS Caremark Corp.	1,751,747
23,355	Kroger Co. (The)	522,218
46,750	Tesco plc	309,952
4,488	Wal-Mart Stores, Inc.	242,038

		2,989,465

Food Products (1.5%):
62,652	Cable & Wireless Communications plc	47,379
62,652	Cable & Wireless Worldwide	64,223
9,374	General Mills, Inc.	333,621
29,723	Kraft Foods, Inc., Class A	936,572
16,851	Nestle SA	987,406

		2,369,201

Gas Utilities (0.0%):
1,870	AGL Resources, Inc.	67,039

Health Care Equipment & Supplies (1.2%):
1,953	Alcon, Inc.	319,120
35,399	Boston Scientific Corp.*	267,970
10,480	Covidien plc	478,517
19,031	Medtronic, Inc.	705,860
2,826	Zimmer Holdings, Inc.*	151,700

		1,923,167

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Health Care Providers & Services (0.9%):
5,536	Community Health Systems, Inc.*	$206,880
500	Coventry Health Care, Inc.*	13,200
4,540	Quest Diagnostics, Inc.	245,024
29,117	Tenet Healthcare Corp.*	194,793
22,205	UnitedHealth Group, Inc.	801,822

		1,461,719

Hotels, Restaurants & Leisure (0.1%):
17,900	Compass Group plc	162,252
12,868	Thomas Cook Group plc	38,105

		200,357

Independent Power Producers & Energy Traders (0.2%):
15,217	NRG Energy, Inc.*	297,340

Industrial Conglomerates (1.3%):
43,980	General Electric Co.	804,394
9,760	Koninklijke Philips Electronics NV	298,789
38,958	Orkla ASA	379,042
4,070	Siemens AG	506,362

		1,988,587

Insurance (2.0%):
10,435	ACE, Ltd.	649,579
73,200	AIA Group, Ltd.*	205,777
170	Alleghany Corp.*	52,083
16,066	AXA SA	268,060
570	Berkshire Hathaway, Inc., Class B*	45,663
3,604	CNO Financial Group, Inc.*	24,435
1,860	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	281,929
12,278	Old Republic International Corp.	167,349
15,660	Progressive Corp. (The)	311,164
2,940	RenaissanceRe Holdings, Ltd.	187,249
4,140	Swiss RE, Registered Shares	225,552
1,430	Torchmark Corp.	85,428
980	White Mountains Insurance Group, Ltd.	328,888
951	Zurich Financial Services AG	246,390

		3,079,546

Internet & Catalog Retail (0.1%):
3,680	Expedia, Inc.	92,331

IT Services (0.4%):
14,230	Accenture plc, Class A	690,013

Leisure Equipment & Products (0.2%):
11,572	Mattel, Inc.	294,276

Life Sciences Tools & Services (0.1%):
2,110	Lonza Group AG, Registered Shares	169,318

Machinery (0.2%):
3,788	Federal Signal Corp.	25,986
3,562	Stanley Black & Decker, Inc.	238,191

		264,177

Marine (0.3%):
58	A.P. Moller — Maersk A/S, Class B	525,458

Media (3.2%):
25,332	British Sky Broadcasting Group plc	290,766
43,221	Comcast Corp., Class A	899,429
3,910	Comcast Corp., Class A	85,903
51,824	News Corp.†	754,557
17,230	Pearson plc	272,166
15,150	Reed Elsevier NV	187,573
13,438	Time Warner Cable, Inc.	887,311
19,897	Time Warner, Inc.	640,086
8,680	Viacom, Inc., Class B	343,815
17,200	Vivendi	465,023
6,700	Walt Disney Co. (The)	251,317

		5,077,946

Metals & Mining (0.5%):
7,860	Alcoa, Inc.	120,965
71,180	Aviva plc	437,847
2,000	Barrick Gold Corp.	106,360
2,000	Newmont Mining Corp.	122,860
1,000	Nucor Corp.	43,820
175	ThyssenKrupp AG	7,274

		839,126

Multi-Utilities (1.2%):
5,000	Centerpoint Energy, Inc.	78,600
2,520	Consolidated Edison, Inc.	124,916
7,270	Dominion Resources, Inc.	310,574
6,020	PG&E Corp.	287,997
12,060	Public Service Enterprise Group, Inc.	383,629
6,070	Sempra Energy	318,554
3,650	TECO Energy, Inc.	64,970
12,390	Xcel Energy, Inc.	291,784

		1,861,024

Multiline Retail (0.1%):
3,370	Target Corp.	202,638

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Office Electronics (0.7%):
23,500	Konica Minolta Holdings, Inc.	$243,993
69,506	Xerox Corp.	800,709

		1,044,702

Oil, Gas & Consumable Fuels (4.3%):
7,010	BG Group plc	141,818
67,285	BP plc	492,942
5,000	BP plc, SP ADR	220,850
11,000	Canadian Oil Sands Trust	294,034
6,110	Chesapeake Energy Corp.	158,310
4,480	Chevron Corp.	408,800
5,030	ConocoPhillips	342,543
9,639	Eni SpA	210,590
10,000	Exxon Mobil Corp.	731,200
18,730	Marathon Oil Corp.	693,572
1,554	Noble Energy, Inc.	133,768
6,830	OAO Gazprom, SP ADR	173,755
4,170	Petroleo Brasileiro SA, SP ADR, Class A	142,489
17,103	Royal Dutch Shell plc, A Shares	565,111
19,898	Royal Dutch Shell plc, B Shares	658,252
3,300	Spectra Energy Corp.	82,467
10,920	StatoilHydro ASA	259,706
11,100	Talisman Energy, Inc.	247,014
13,848	Total SA	735,258

		6,692,479

Paper & Forest Products (0.9%):
2,297	Domtar Corp.	174,388
20,737	International Paper Co.	564,876
4,589	MeadWestvaco Corp.	120,048
26,444	Weyerhaeuser Co.	500,585

		1,359,897

Pharmaceuticals (4.5%):
3,090	Abbott Laboratories	148,042
2,700	Bristol-Myers Squibb Co.	71,496
19,436	Eli Lilly & Co.	681,037
31,890	GlaxoSmithKline plc	619,368
6,000	Johnson & Johnson Co.	371,100
32,010	Merck & Co., Inc.	1,153,640
1,970	Merck KGaA	158,725
7,260	Novartis AG, Registered Shares	427,349
99,708	Pfizer, Inc.	1,745,887
6,750	Roche Holding AG	989,817
10,630	Sanofi-Aventis	682,493

		7,048,954

Professional Services (0.3%):
3,040	Adecco SA, Registered Shares	198,959
24,750	Hays plc	49,794
4,200	Randstad Holding NV*	221,736

		470,489

Real Estate Investment Trusts (REITs) (0.2%):
376	Alexander’s, Inc.	155,017
39,375	Link REIT (The)	122,320
28,600	Westfield Retail Trust*	75,163

		352,500

Real Estate Management & Development (0.4%):
17,000	Cheung Kong Holdings, Ltd.	261,663
3,931	Forestar Group, Inc.*	75,868
3,481	St. Joe Co. (The)*	76,060
15,000	Swire Pacific, Ltd., Class A	246,178

		659,769

Semiconductors & Semiconductor Equipment (1.3%):
15,000	Intel Corp.	315,450
60,918	LSI Logic Corp.*	364,899
13,577	Maxim Integrated Products, Inc.	320,689
721	Samsung Electronics Co., Ltd.	602,622
166,000	Taiwan Semiconductor Manufacturing Co., Ltd.	404,706
2,500	Xilinx, Inc.	72,450

		2,080,816

Software (2.5%):
2,010	Check Point Software Technologies, Ltd.*	92,983
4,470	McAfee, Inc.*	207,006
61,381	Microsoft Corp.	1,713,757
1,727	Nintendo Co., Ltd.	506,797
24,440	Oracle Corp.	764,972
7,590	SAP AG	384,650
13,852	Symantec Corp.*	231,882

		3,902,047

Shares or
Principal		Fair
Amount		Value
Specialty Retail (0.5%):
7,890	Home Depot, Inc.	$276,623
1,603	Industria de Diseno Textil SA	120,110
90,510	Kingfisher plc	372,091
670	USS Co., Ltd.	54,783

		823,607

Tobacco (2.3%):
29,246	Altria Group, Inc.†	720,036
26,088	British American Tobacco plc	1,004,223

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Shares or
Principal		Fair
Amount		Value
Common Stocks, continued
Tobacco, continued

23,228	Imperial Tobacco Group plc	$712,441
71	Japan Tobacco, Inc.	262,482
1,870	Lorillard, Inc.	153,452
5,121	Philip Morris International, Inc.	299,732
11,392	Reynolds American, Inc.	371,607

		3,523,973

Trading Companies & Distributors (0.1%):
6,270	Wolseley plc*	200,070

Wireless Telecommunication Services (1.2%):
67,290	Sprint Nextel Corp.*	284,637
9,520	Turkcell Iletisim Hizmetleri AS, SP ADR	163,077
571,657	Vodafone Group plc	1,488,234

		1,935,948

Total Common Stocks (Cost $77,637,404)		83,629,300

Convertible Bonds (0.1%):
Diversified Financial Services (0.0%):
$50,000	CapitalSource, Inc., 7.96%, 7/15/34, Callable 7/15/11 @ 100(d)	49,688

Semiconductors & Semiconductor Equipment (0.1%):
54,000	Advanced Micro Devices, Inc., 6.00%, 5/1/15	54,405

Total Convertible Bonds (Cost $97,751)		104,093

Principal		Fair
Amount		Value
Corporate Bonds (11.4%):
Auto Components (0.3%):
300,000	Goodyear Tire & Rubber Co., 8.25%, 8/15/20, Callable 8/15/15 @ 104.13	310,500
100,000	United Rentals (North America), Inc., 8.38%, 9/15/20, Callable 9/15/15 @ 104.19	101,750

		412,250

Automobiles (0.1%):
100,000	Ford Motor Credit Co. LLC, 7.00%, 4/15/15	107,461

Chemicals (0.2%):
100,000	Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.88%, 2/1/18, Callable 2/1/14 @ 104.44	106,875
100,000	Huntsman International LLC, 8.63%, 3/15/21, Callable 9/15/15 @ 104.31(a)	108,000
100,000	Kerling plc, 10.63%, 1/28/17, Callable 2/1/14 @ 105.31(a)	144,298

		359,173

Commercial Services & Supplies (0.5%):
100,000	Interactive Data Corp., 10.25%, 8/1/18, Callable 8/1/14 @ 105.13(a)	108,500
200,000	International Lease Finance Corp., 8.63%, 9/15/15(a)	215,000
200,000	International Lease Finance Corp., 7.13%, 9/1/18(a)	212,500
200,000	Visant Corp., 10.00%, 10/1/17, Callable 10/1/13 @ 107.50(a)	212,500

		748,500

Consumer Finance (0.1%):
100,000	Antero Resources Finance Corp., 9.38%, 12/1/17, Callable 12/1/13 @ 104.69	104,625

Containers & Packaging (0.0%):
50,000	Berry Plastics Corp., 9.75%, 1/15/21, Callable 1/15/16 @ 104.88(a)	49,500

Diversified Financial Services (1.5%):
391,473	CIT Group, Inc., 7.00%, 5/1/15, Callable 2/23/11 @ 102	392,452
968,991	CIT Group, Inc., 7.00%, 5/1/16, Callable 2/23/11 @ 102	972,625
632,496	CIT Group, Inc., 7.00%, 5/1/17, Callable 2/23/11 @ 102	634,077
250,000	JPMorgan Chase & Co., Series 1, 7.90%, 4/29/49, Callable 4/30/18 @ 100(b)	265,747
100,000	Pinafore LLC / Pinafore, Inc., 9.00%, 10/1/18, Callable 10/1/14 @ 104.50(a)	108,000

		2,372,901

Diversified Telecommunication Services (0.3%):
50,000	Cequel Communications Holdings I LLC, 8.63%, 11/15/17, Callable 11/15/12 @ 106.47(a)	52,250

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued

$250,000	Clearwire Corp., 12.00%, 12/1/15, Callable 12/1/12 @ 106(a)	$269,375
100,000	Frontier Communications Corp., 8.25%, 4/15/17	109,750
100,000	Frontier Communications Corp., 8.50%, 4/15/20	109,250

		540,625

Electric Utilities (0.4%):
11,250	Texas Competitive Electric Holdings Co., LLC, PIK, 10.50%, 11/1/16, Callable 11/1/12 @ 105.25	5,625
918,000	Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/15, Callable 11/1/11 @ 105.13	518,670
134,000	Texas Competitive Electric Holdings Co., LLC, Series B, 15.00%, 4/1/21, Callable 10/1/15 @ 107.50(a)	117,250

		641,545

Food Products (0.2%):
300,000	Dean Foods Co., 9.75%, 12/15/18, Callable 12/15/14 @ 104.88(a)	302,250

Health Care Providers & Services (1.6%):
467,000	Community Health Systems, Inc., 8.88%, 7/15/15, Callable 7/15/11 @ 104.44	490,350
500,000	HCA Holdings, Inc., 7.75%, 5/15/21, Callable 11/15/15 @ 103.88(a)	500,000
399,000	HCA, Inc., 6.50%, 2/15/16	390,022
50,000	HCA, Inc., 7.88%, 2/15/20, Callable 8/15/14 @ 103.94	53,500
500,000	Mylan, Inc., 6.00%, 11/15/18, Callable 11/15/14 @ 103(a)	491,250
500,000	Tenet Healthcare Corp., 9.25%, 2/1/15	532,500
50,000	Vanguard Health Holding LLC / Vanguard Health Holding, Inc., 8.00%, 2/1/18, Callable 2/1/14 @ 104	51,250

		2,508,872

Hotels, Restaurants & Leisure (0.7%):
50,000	CKE Restaurants, Inc., 11.38%, 7/15/18, Callable 7/15/14 @ 105.69	55,375
500,000	ClubCorp Club Operations, Inc., 10.00%, 12/1/18, Callable 12/1/14 @ 105(a)	475,000
500,000	MGM Resorts International, 10.00%, 11/1/16(a)	513,750

		1,044,125

Independent Power Producers & Energy Traders (0.6%):
200,000	Calpine Corp., 7.88%, 7/31/20, Callable 7/31/15 @ 103.94(a)	202,500
250,000	Calpine Corp., 7.50%, 2/15/21, Callable 11/1/15 @ 103.75(a)	246,250
410,000	Dynegy Holdings, Inc., 7.50%, 6/1/15	309,550
34,000	Dynegy Roseton / Danskammer Pass Through Trust, Series B, 7.67%, 11/8/16	31,960
115,000	RRI Energy, Inc., 7.88%, 6/15/17	111,550

		901,810

Internet Software & Services (0.8%):
275,000	CDW LLC / CDW Finance Corp., 11.00%, 10/12/15, Callable 10/15/11 @ 105.50	285,312
250,000	CDW LLC / CDW Finance Corp., 12.54%, 10/12/17, Callable 10/15/12 @ 106.27	247,500
14,000	First Data Corp., 9.88%, 9/24/15, Callable 9/30/11 @ 104.94	13,335
6,000	First Data Corp., PIK, 9.88%, 9/24/15, Callable 9/30/11 @ 104.94	5,685

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Corporate Bonds, continued
Internet Software & Services, continued

$14,000	First Data Corp., 10.55%, 9/24/15, Callable 9/30/11 @ 105.28	$13,265
47,000	First Data Corp., 11.25%, 3/31/16, Callable 9/30/11 @ 105.62	41,125
139,000	First Data Corp., 8.25%, 1/15/21, Callable 1/15/16 @ 104.13(a)	133,440
283,000	First Data Corp., 12.63%, 1/15/21, Callable 1/15/16 @ 112.62(a)	270,265
141,000	First Data Corp., 8.75%, 1/15/22, Callable 1/15/16 @ 104.38(a)	136,418
150,000	SunGard Data Systems, Inc., 7.63%, 11/15/20, Callable 11/15/15 @ 103.81(a)	151,875

		1,298,220

Machinery (0.4%):
100,000	Case New Holland, Inc., 7.88%, 12/1/17(a)	109,250
400,000	Manitowoc Co., Inc., 9.50%, 2/15/18, Callable 2/15/14 @ 104.75	438,000
100,000	RBS Global & Rexnord Corp., 8.50%, 5/1/18, Callable 5/1/14 @ 104.25	106,250

		653,500

Media (0.4%):
325,000	Cablevision Systems Corp., 8.63%, 9/15/17	353,844
100,000	Cablevision Systems Corp., 7.75%, 4/15/18	104,750
100,000	Cablevision Systems Corp., 8.00%, 4/15/20	107,000

		565,594

Oil, Gas & Consumable Fuels (1.8%):
100,000	ATP Oil & Gas Corp., 11.88%, 5/1/15, Callable 5/1/13 @ 111.88(a)	94,500
345,000	Chesapeake Energy Corp., 6.50%, 8/15/17	346,725
200,000	Chesapeake Energy Corp., 6.88%, 8/15/18, Callable 8/15/13 @ 105.16	203,000
200,000	Chesapeake Energy Corp., 7.25%, 12/15/18	207,000
198,000	Denbury Resources, Inc., 8.25%, 2/15/20, Callable 2/15/15 @ 104.13	214,830
300,000	Energy Transfer Equity LP, 7.50%, 10/15/20	309,000
500,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17, Callable 12/15/14 @ 104.63(a)	520,000
400,000	Exco Resources, Inc., 7.50%, 9/15/18, Callable 9/15/14 @ 103.75	392,000
100,000	Linn Energy LLC / Linn Energy Finance Corp., 8.63%, 4/15/20, Callable 4/15/15 @ 104.31(a)	107,750
135,000	SandRidge Energy, Inc., 3.92%, 4/1/14, Callable 2/7/11 @ 102(b)	125,672
65,000	SandRidge Energy, Inc., 8.00%, 6/1/18, Callable 6/1/13 @ 104(a)	65,975
100,000	SandRidge Energy, Inc., 8.75%, 1/15/20, Callable 1/15/15 @ 104.38	102,750
155,000	W & T Offshore, Inc., 8.25%, 6/15/14, Callable 6/15/11 @ 104.13(a)	150,738

		2,839,940

Paper & Forest Products (0.0%):
50,000	Newpage Corp., 11.38%, 12/31/14, Callable 3/31/12 @ 105	47,000

Professional Services (0.2%):
300,000	Quintiles Transnational Corp., 9.50%, 12/30/14, Callable 2/7/11 @ 102.50(a)	307,500

Real Estate Investment Trusts (REITs) (0.2%):
200,000	FelCor Lodging LP, 10.00%, 10/1/14	224,000
55,000	iStar Financial, Inc., 8.63%, 6/1/13	51,150
100,000	iStar Financial, Inc., 10.00%, 6/15/14, Callable 1/6/11 @ 100	99,750

		374,900

Road & Rail (0.1%):
225,000	Hertz Corp. (The), 8.88%, 1/1/14, Callable 2/7/11 @ 102.22	230,063

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Corporate Bonds, continued

Semiconductors & Semiconductor Equipment (0.7%):
$100,000	Advanced Micro Devices, Inc., 8.13%, 12/15/17, Callable 12/15/13 @ 104.06	$106,000
271,000	Freescale Semiconductor, Inc., 9.25%, 4/15/18, Callable 4/15/14 @ 104.63(a)	298,100
590,000	Freescale Semiconductor, Inc., 10.75%, 8/1/20, Callable 8/1/15 @ 105.38(a)	643,100

		1,047,200

Wireless Telecommunication Services (0.3%):
500,000	Cricket Communications, Inc., 7.75%, 10/15/20, Callable 10/15/15 @ 103.88(a)	476,250

Total Corporate Bonds (Cost $17,495,807)		17,933,804

Floating Rate Loans (0.7%):
Communications Equipment (0.0%):
4,763	Avaya, Inc. Term B, 3.03%, 10/26/14(b)	4,514

Containers & Packaging (0.0%):
26,865	Smurfit-Stone Container Enterprises, Inc. Term B, 6.75%, 2/22/16(b)	27,258

Electric Utilities (0.6%):
498,715	Texas Competitive Electric Holdings Co., LLC Term B-3, 3.76%, 10/10/14(b)	384,579
500,000	Texas Competitive Electric Holdings Co., LLC Term B-1, 3.76%, 10/10/14(b)	386,250
126,894	Texas Competitive Electric Holdings Co., LLC 3.76%, 10/10/14(b)	97,735

		868,564

Internet Software & Services (0.0%):
24,083	First Data Corp. Term B-2, 3.01%, 9/24/14(b)	22,247
7,837	First Data Corp. Term B-3, 3.01%, 9/24/14(b)	7,239
19,497	First Data Corp. Term B-1, 3.01%, 9/24/14(b)	18,010

		47,496

Real Estate Management & Development (0.1%):
15,608	Realogy Corp. Term B, 3.29% 10/10/13(b)	14,650
97,894	Realogy Corp. 3.28%, 10/10/13(b)	91,882
140,143	Realogy Corp. 3.26%, 10/10/13(b)	131,536

		238,068

Total Floating Rate Loans (Cost $1,193,127)		1,185,900

Foreign Bonds (16.7%):
Commercial Banks (0.5%):
130,000	Bank Negara Monetary Notes, Series 3510, 2.71%, 1/20/11+(e)	42,126
1,840,000	Bank Negara Monetary Notes, Series 4910, 2.76%, 3/15/11+(e)	593,713
110,000	Bank Negara Monetary Notes, Series 7210, 2.71%, 6/2/11+(e)	35,267
60,000	Bank Negara Monetary Notes, Series 7010, 2.71%, 6/30/11+(e)	19,193
60,000	Bank Negara Monetary Notes, Series 4310, 2.81%, 7/19/11+(e)	19,134
35,000	Bank Negara Monetary Notes, Series 6010, 2.71%, 10/13/11+(e)	11,098
110,000	Bank Negara Monetary Notes, Series 7810, 2.71%, 10/25/11+(e)	34,842
95,000	Bank Negara Monetary Notes, Series 7410, 2.71%, 12/15/11+(e)	29,959

		785,332

Sovereign Bonds (16.2%):
340,000	Australian Government, Series 123, 5.75%, 4/15/12+	351,088
25,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 5/15/13+(e)(f)	29,850
365,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 5/15/15+(e)(f)	435,867
1,200,000	Brazil Nota do Tesouro Nacional, Series NTNF, 10.00%, 1/1/17+(e)(f)	662,816
140,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 5/15/45+(e)(f)	180,794

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Foreign Bonds, continued
Sovereign Bonds, continued

$650,000	Egypt Treasury Bill, Series 273, 10.35%, 1/4/11+(e)	$111,935
25,000	Egypt Treasury Bill, Series 364, 10.48%, 1/11/11+(e)	4,299
50,000	Egypt Treasury Bill, Series 273, 10.33%, 1/25/11+(e)	8,565
1,250,000	Egypt Treasury Bill, Series 364, 10.82%, 2/8/11+(e)	213,473
150,000	Egypt Treasury Bill, Series 273, 10.12%, 3/1/11+(e)	25,483
50,000	Egypt Treasury Bill, Series 364, 10.45%, 3/8/11+(e)	8,480
100,000	Egypt Treasury Bill, Series 273, 10.05%, 3/22/11+(e)	16,900
700,000	Egypt Treasury Bill, 10.01%, 3/29/11+(e)	118,094
425,000	Egypt Treasury Bill, 10.09%, 4/5/11+(e)	71,573
1,075,000	Egypt Treasury Bill, 10.31%, 4/12/11+(e)	180,696
100,000	Egypt Treasury Bill, Series 273, 10.04%, 5/3/11+(e)	16,669
275,000	Egypt Treasury Bill, Series 364, 10.11%, 5/10/11+(e)	45,864
1,775,000	Egypt Treasury Bill, 9.91%, 5/31/11+(e)	294,224
150,000	Egypt Treasury Bill, Series 364, 10.08%, 6/7/11+(e)	24,812
200,000	Egypt Treasury Bill, Series 364, 10.30%, 6/21/11+(e)	32,943
425,000	Egypt Treasury Bill, 10.33%, 7/12/11+(e)	69,560
350,000	Egypt Treasury Bill, Series 364, 10.05%, 8/9/11+(e)	56,824
25,000	Egypt Treasury Bill, 10.26%, 9/20/11+(e)	4,009
950,000	Egypt Treasury Bill, Series 364, 10.33%, 11/8/11+(e)	150,250
575,000	Egypt Treasury Bill, Series 364, 10.33%, 12/6/11+(e)	90,244
5,300,000,000	Indonesia Government, Series FR34, 12.80%, 6/15/21+	789,934
3,200,000,000	Indonesia Government, Series FR44, 10.00%, 9/15/24+	389,932
3,300,000,000	Indonesia Government, Series FR47, 10.00%, 2/15/28+	391,659
420,000	Israel Government Bond, Series 2680, 7.00%, 4/29/11+(e)	125,822
90,000	Israel Treasury Bill, Series 0111, 1.94%, 1/5/11+(e)	25,378
125,000	Israel Treasury Bill, Series 211, 2.05%, 2/2/11+(e)	35,180
55,000	Israel Treasury Bill, Series 311, 2.09%, 3/2/11+(e)	15,456
830,000	Israel Treasury Bill, Series 411, 2.09%, 4/6/11+(e)	232,728
40,000	Israel Treasury Bill, Series 0611, 2.11%, 6/1/11+(e)	11,142
75,000	Israel Treasury Bill, Series 0711, 2.11%, 7/6/11+(e)	20,831
3,015,000	Israel Treasury Bill, Series 0911, 2.29%, 9/7/11+(e)	833,050
725,000	Israel Treasury Bill, Series 1011, 2.30%, 10/5/11+(e)	199,850
1,420,000,000	Korea Treasury Bond, Series 1112, 4.75%, 12/10/11+	1,272,287
1,430,000,000	Korea Treasury Bond, Series 1206, 4.00%, 6/10/12+	1,275,181
1,771,000,000	Korea Treasury Bond, Series 1212, 4.25%, 12/10/12+	1,586,048
104,000,000	Korea Treasury Bond, Series 1303, 5.25%, 3/10/13+	95,167
1,324,000,000	Korea Treasury Bond, Series 1306, 3.75%, 6/10/13+	1,175,889
10,000	Malaysia Treasury Bill, Series 364, 2.81%, 7/1/11+(e)	3,202

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Foreign Bonds, continued
Sovereign Bonds, continued

$50,000	Malaysian Government, Series 4, 3.76%, 4/28/11+	$16,292
5,040,000	Malaysian Government, Series 1, 3.83%, 9/28/11+	1,649,020
1,259,000	Malaysian Government, Series 0309, 2.71%, 2/14/12+	407,853
1,100,000	Malaysian Government, Series 0109, 2.51%, 8/27/12+	354,278
6,390,000	Mexico Bonos Desarr, Series M, 9.00%, 6/20/13+(g)	559,441
5,000,000	Mexico Bonos Desarr, Series M 20, 8.00%, 12/7/23+(g)	433,536
5,020,000	Mexico Bonos Desarr, Series M 20, 7.50%, 6/3/27+(g)	406,567
3,290,000	Mexico Bonos Desarr, Series M 30, 10.00%, 11/20/36+	330,111
330,000	Mexico Bonos Desarr, Series MI 10, 8.00%, 12/19/13+(b)(g)	28,400
640,000	New South Wales Treasury Corp., Series 12, 6.00%, 5/1/12+	660,995
12,800,000	Norwegian Government, 6.00%, 5/16/11+	2,224,185
6,420,000	Philippine Government International Bond, Series 5-65, 5.75%, 2/21/12+	151,462
3,890,000	Philippine Government International Bond, Series 7-43, 8.75%, 3/3/13+	98,056
1,890,000	Philippine Treasury Bill, 1.93%, 11/16/11+(e)	42,334
1,470,000	Philippine Treasury Bill, 1.89%, 11/29/11+(e)	32,899
2,650,000	Poland Government Bond, Series 0412, 4.75%, 4/25/12+	898,800
400,000	Poland Government Bond, Series 0712, 4.59%, 7/25/12+(e)	126,446
435,000	Poland Government Bond, Series 1012, 4.65%, 10/25/12+(e)	135,797
430,000	Poland Government Bond, Series 0113, 4.67%, 1/25/13+(e)	132,472
290,000	Poland Government Bond, Series 0413, 5.25%, 4/25/13+	99,293
750,000	Poland Government Bond, Series 0414, 5.75%, 4/25/14+	258,462
720,000	Poland Government Bond, Series 1015, 6.25%, 10/24/15+	252,111
490,000	Queensland Treasury Corp., Series 11, 6.00%, 6/14/11+	503,429
780,000	Queensland Treasury Corp., Series 13, 6.00%, 8/14/13+	810,198
45,000	Queensland Treasury Corp., 7.13%, 9/18/17+(a)	37,447
200,000	Republic of Hungary, 5.75%, 6/11/18+	248,123
80,000	Republic of South Africa, Series E, 4.50%, 4/5/16, MTN+	110,522
9,500,000	Swedish Government, Series 1045, 5.25%, 3/15/11+	1,423,961
1,285,000	Western Australian Treasury Corp., Series 12, 5.50%, 7/17/12+	1,318,429

		25,434,967

Total Foreign Bonds (Cost $25,016,466)		26,220,299

Preferred Stocks (0.3%):
Metals & Mining (0.1%):
6,760	Vale SA, SP ADR, Preferred Shares	204,287

Oil, Gas & Consumable Fuels (0.1%):
100	Chesapeake Energy Corp., Series A(a)	129,412

Real Estate Investment Trusts (REITs) (0.1%):
2,500	FelCor Lodging Trust, Inc., Series A	61,641
116	Wells Fargo & Co., Series L, Class A	116,064

		177,705

Total Preferred Stocks (Cost $431,473)		511,404

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Municipal Bonds (0.4%):
California (0.2%):
$15,000	California State, Build America Bonds, GO, 6.65%, 3/1/22	$15,587
40,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	41,390
100,000	California State, Build America Bonds, GO, 7.95%, 3/1/36, Callable 3/1/20 @ 100	102,561
10,000	California State, Build America Bonds, GO, 7.30%, 10/1/39	10,071
125,000	California State, Build America Bonds, GO, 7.63%, 3/1/40	130,426
20,000	California State, GO, 6.20%, 3/1/19	20,246
30,000	California State, GO, 5.25%, 3/1/30, Callable 3/1/20 @ 100	29,013
25,000	California State, GO, 5.50%, 3/1/40, Callable 3/1/20 @ 100	24,257

		373,551

Illinois (0.1%):
60,000	Illinois State, GO, 4.42%, 1/1/15	60,089

Michigan (0.0%):
5,000	Detroit Michigan, GO, 4.50%, 11/1/23, Callable 11/1/20 @ 100	4,635

New York (0.1%):
135,000	New York State Dormitory Authority State Personal Income Tax, Build America Bonds, Revenue, 5.50%, 3/15/30	133,138
35,000	New York State Dormitory Authority State Personal Income Tax, Build America Bonds, Revenue, 5.60%, 3/15/40	34,409

		167,547

Total Municipal Bonds (Cost $606,060)		605,822

Yankee Dollars (3.9%):
Commercial Banks (0.1%):
100,000	Export-Import Bank of Korea, 8.13%, 1/21/14+	114,392
110,000	Korea Development Bank, 8.00%, 1/23/14+	125,565

		239,957

Computers & Peripherals (0.3%):
500,000	Seagate HDD Cayman, 7.75%, 12/15/18+(a)	506,250

Construction & Engineering (0.2%):
400,000	Abengoa Finance SAU, 8.88%, 11/1/17+(a)	370,000

Consumer Finance (0.1%):
100,000	NXP BV / NXP Funding LLC, 9.75%, 8/1/18+(a)	112,500

Diversified Financial Services (0.2%):
200,000	CEVA Group plc, 8.38%, 12/1/17+(a)	202,000
100,000	CEVA Group plc, 11.50%, 4/1/18+(a)	108,000

		310,000

Metals & Mining (0.4%):
100,000	FMG Resources Pty, Ltd., 7.00%, 11/1/15+(a)	102,500
500,000	FMG Resources Pty, Ltd., 6.88%, 2/1/18+(a)	497,500

		600,000

Oil, Gas & Consumable Fuels (0.7%):
100,000	Expro Finance Luxembourg, 8.50%, 12/15/16+(a)	95,500
790,000	Petroleos de Venezuela SA, 12.93%, 7/10/11, Series 2011+(e)	754,450
190,000	Petroplus Finance, Ltd., 6.75%, 5/1/14+(a)	174,800
85,000	Petroplus Finance, Ltd., 7.00%, 5/1/17+(a)	75,225

		1,099,975

Sovereign Bonds (1.9%):
170,000	Emirate of Abu Dhabi, 6.75%, 4/8/19+(a)	197,232
175,000	Indonesia Government International Bond, 11.63%, 3/4/19+(a)	259,438
1,120,000	Republic of Argentina, 0.68%, 8/3/12+(b)	267,120
173,000	Republic of Hungary, 6.25%, 1/29/20+	167,387
320,000	Republic of Iraq, 5.80%, 1/15/28+(a)	291,200
100,000	Republic of Lithuania, 7.38%, 2/11/20+(a)	110,750
230,000	Republic of Lithuania, 7.38%, 2/11/20+(a)	254,067
45,000	Republic of Venezuela, 1.29%, 4/20/11+(a)(b)	43,650
662,300	Russia Foreign Bond, 7.50%, 3/31/30+(a)(d)	764,956

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Yankee Dollars, continued
Sovereign Bonds, continued

$100,000	Socialist Republic of Vietnam, 6.75%, 1/29/20+(a)	$101,500
240,000	South Africa Government International Bond, 6.88%, 5/27/19+	281,100
170,000	State of Qatar, 6.55%, 4/9/19+(a)	194,650

		2,933,050

Total Yankee Dollars (Cost $6,313,320)		6,171,732

U.S. Government Agencies (5.3%):
Federal Farm Credit Bank (0.7%)
1,035,000	0.01%, 1/3/11(e)	1,035,000

Federal Home Loan Bank (4.6%)
7,240,000	0.00%, 1/3/11(e)	7,240,000

Total U.S. Government Agencies (Cost $8,275,000)		8,275,000

Investment Company (12.3%):
19,263,308	Dreyfus Treasury Prime Cash Management, 0.00%(e)	$19,263,308

Total Investment Company (Cost $19,263,308)		19,263,308

Total Investment Securities (Cost $157,923,245)(h) — 105.6%		165,706,803
Net other assets (liabilities) — (5.6)%		(8,726,951)

Net Assets — 100.0%		$156,979,852

Percentages indicated are based on net assets as of December 31, 2010.

†	Investment securities are segregated as collateral for forward foreign currency contracts and securities purchased on a “when-issued” basis, the aggregate fair value of these securities is $1,474,593.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

*	Non-income producing security

Security purchased on a “when issued” basis. The cost of securities was $1,034,116.

GO—General Obligation

LLC—Limited Liability Company

LP—Limited Partnership

MTN—Medium Term Note

PIK—Payment-in-Kind

plc — Public Limited Company

SP ADR—Sponsored American Depositary Receipt

ULC—Unlimited Liability Co.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2010. The date presented represents the final maturity date.

(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2010. The total of all such securities represent 0.09% of the net assets of the Fund.

(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate represents the effective yield at December 31, 2010.

(e)	The rate represents the effective yield at December 31, 2010.

(f)	Principal amount is stated in 1,000 Brazilian Real Units.

(g)	Principal amount is stated in 100 Mexican Peso Units.

(h)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

As of December 31, 2010, the Fund’s open forward foreign currency contracts were as follows:

					Unrealized
		Delivery	Contract	Fair	Appreciation/
Long Contracts	Counterparty	Date	Amount	Value	(Depreciation)
Receive 43,216 Australian Dollar in exchange for U.S. Dollar	UBS Warburg	2/8/11	$36,000	$43,965	$7,965
Receive 43,228 Australian Dollar in exchange for U.S. Dollar	Morgan Stanley	2/8/11	36,000	43,977	7,977
Receive 435,000 Brazilian Real in exchange for U.S. Dollar	Deutsche Bank	10/31/11	235,772	245,191	9,419
Receive 52,523 British Pound in exchange for U.S. Dollar	BFX Capital, Inc.	1/5/11	80,937	81,874	937
Receive 53,175 British Pound in exchange for U.S. Dollar	State Street Bank	1/4/11	83,181	82,891	(290)
Receive 1,400,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	3/2/11	2,679	2,979	300
Receive 2,200,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	2/18/11	4,207	4,686	479
Receive 2,200,000 Chilean Peso in exchange for U.S. Dollar	Merrill Lynch	3/1/11	4,196	4,682	486
Receive 2,500,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	3/15/11	4,829	5,316	487
Receive 3,900,000 Chilean Peso in exchange for U.S. Dollar	JPMorgan Chase	2/28/11	7,414	8,301	887
Receive 4,300,000 Chilean Peso in exchange for U.S. Dollar	JPMorgan Chase	2/18/11	8,206	9,159	953
Receive 4,300,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	2/22/11	8,230	9,156	926
Receive 4,300,000 Chilean Peso in exchange for U.S. Dollar	Merrill Lynch	2/23/11	8,152	9,156	1,004
Receive 4,300,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	2/24/11	8,211	9,155	944
Receive 4,300,000 Chilean Peso in exchange for U.S. Dollar	JPMorgan Chase	3/21/11	8,332	9,139	807
Receive 4,400,000 Chilean Peso in exchange for U.S. Dollar	Bank of America	2/10/11	8,190	9,377	1,187
Receive 4,400,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	2/10/11	8,190	9,377	1,187
Receive 4,400,000 Chilean Peso in exchange for U.S. Dollar	Barclays Bank	2/11/11	8,205	9,377	1,172
Receive 4,400,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	2/14/11	8,294	9,375	1,081
Receive 4,500,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	5/10/11	8,475	9,521	1,046
Receive 5,600,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	3/1/11	10,677	11,919	1,242
Receive 6,500,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	2/25/11	12,433	13,838	1,405
Receive 7,300,000 Chilean Peso in exchange for U.S. Dollar	JPMorgan Chase	2/22/11	13,954	15,545	1,591
Receive 8,700,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	2/16/11	16,448	18,534	2,086
Receive 9,210,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	2/25/11	17,615	19,608	1,993
Receive 9,500,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	2/22/11	18,198	20,229	2,031

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

					Unrealized
		Delivery	Contract	Fair	Appreciation/
Long Contracts	Counterparty	Date	Amount	Value	(Depreciation)
Receive 13,000,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	2/22/11	$24,689	$27,682	$2,993
Receive 153,759,000 Chilean Peso in exchange for U.S. Dollar	Barclays Bank	10/28/11	303,572	320,199	16,627
Receive 162,750,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	7/11/11	300,000	342,361	42,361
Receive 307,366,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	10/28/11	607,143	640,081	32,938
Receive 14,500 Danish Krone in exchange for U.S. Dollar	State Street Bank	1/24/11	2,695	2,600	(95)
Receive 26,600 Danish Krone in exchange for U.S. Dollar	State Street Bank	1/24/11	4,865	4,769	(96)
Receive 31,100 Danish Krone in exchange for U.S. Dollar	State Street Bank	1/24/11	5,442	5,576	134
Receive 37,000 Danish Krone in exchange for U.S. Dollar	Deutsche Bank	1/24/11	6,401	6,634	233
Receive 47,000 Danish Krone in exchange for U.S. Dollar	State Street Bank	1/24/11	8,404	8,427	23
Receive 53,000 Danish Krone in exchange for U.S. Dollar	Banc of America	1/24/11	9,714	9,503	(211)
Receive 56,000 Danish Krone in exchange for U.S. Dollar	State Street Bank	1/24/11	10,518	10,041	(477)
Receive 153,577 Danish Krone in exchange for U.S. Dollar	Handelsbanken Markets	1/4/11	27,567	27,537	(30)
Receive 10,000 European Euro in exchange for U.S. Dollar	Banc of America	1/18/11	13,537	13,361	(176)
Receive 10,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	1/18/11	13,002	13,361	359
Receive 15,000 European Euro in exchange for U.S. Dollar	Barclays Bank	1/18/11	20,195	20,041	(154)
Receive 16,500 European Euro in exchange for U.S. Dollar	Banc of America	1/18/11	21,450	22,045	595
Receive 20,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	1/18/11	27,119	26,721	(398)
Receive 100,000 European Euro in exchange for U.S. Dollar	Banc of America	1/18/11	135,665	133,605	(2,060)
Receive 100,000 European Euro in exchange for U.S. Dollar	Banc of America	1/18/11	135,765	133,605	(2,160)
Receive 116,752 European Euro in exchange for U.S. Dollar	BFX Capital, Inc.	1/5/11	155,152	155,991	839
Receive 125,000 European Euro in exchange for U.S. Dollar	State Street Bank	1/18/11	168,955	167,006	(1,949)
Receive 150,469 European Euro in exchange for U.S. Dollar	BKF Capital Group, Inc.	1/4/11	199,704	201,040	1,336
Receive 200,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	1/18/11	271,580	267,210	(4,370)
Receive 308,226 Hong Kong Dollar in exchange for U.S. Dollar	Barclays Bank	1/4/11	39,607	39,657	50
Receive 14,490,000 Indian Rupee in exchange for U.S. Dollar	JPMorgan Chase	7/12/11	300,000	313,149	13,149
Receive 41,781,250 Indian Rupee in exchange for U.S. Dollar	JPMorgan Chase	10/31/11	891,428	890,123	(1,305)
Receive 39,869 Israeli New Sheqel in exchange for U.S. Dollar	Morgan Stanley	3/31/11	10,634	11,235	601

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

					Unrealized
		Delivery	Contract	Fair	Appreciation/
Long Contracts	Counterparty	Date	Amount	Value	(Depreciation)
Receive 65,639 Israeli New Sheqel in exchange for U.S. Dollar	Morgan Stanley	3/29/11	$17,481	$18,497	$1,016
Receive 467,900 Israeli New Sheqel in exchange for U.S. Dollar	Deutsche Bank	1/7/11	125,355	131,976	6,621
Receive 1,374,360 Malaysian Ringgit in exchange for U.S. Dollar	JPMorgan Chase	1/4/11	400,000	445,800	45,800
Receive 22,704 Norwegian Krone in exchange for U.S. Dollar	State Street Bank	2/16/11	3,861	3,885	24
Receive 30,000 Norwegian Krone in exchange for U.S. Dollar	State Street Bank	2/16/11	4,704	5,133	429
Receive 100,000 Norwegian Krone in exchange for U.S. Dollar	Deutsche Bank	2/16/11	16,044	17,109	1,065
Receive 130,000 Norwegian Krone in exchange for U.S. Dollar	State Street Bank	2/16/11	21,460	22,242	782
Receive 170,000 Norwegian Krone in exchange for U.S. Dollar	State Street Bank	2/16/11	29,000	29,086	86
Receive 237,352 Norwegian Krone in exchange for U.S. Dollar	BFX Capital, Inc.	1/5/11	40,345	40,691	346
Receive 1,400,000 Philippine Peso in exchange for U.S. Dollar	Deutsche Bank	11/4/11	32,542	31,901	(641)
Receive 1,420,000 Philippine Peso in exchange for U.S. Dollar	HSBC	10/28/11	32,346	32,361	15
Receive 2,140,000 Philippine Peso in exchange for U.S. Dollar	HSBC	10/27/11	48,736	48,769	33
Receive 2,600,000 Philippine Peso in exchange for U.S. Dollar	HSBC	10/3/11	57,538	59,274	1,736
Receive 2,780,000 Philippine Peso in exchange for U.S. Dollar	HSBC	10/31/11	63,225	63,351	126
Receive 3,000,000 Philippine Peso in exchange for U.S. Dollar	Deutsche Bank	11/14/11	69,683	68,350	(1,333)
Receive 3,200,000 Philippine Peso in exchange for U.S. Dollar	HSBC	9/30/11	70,820	72,956	2,136
Receive 4,270,000 Philippine Peso in exchange for U.S. Dollar	Deutsche Bank	10/28/11	97,244	97,310	66
Receive 9,520,000 Philippine Peso in exchange for U.S. Dollar	JPMorgan Chase	7/11/11	200,000	217,312	17,312
Receive 35,820,000 Philippine Peso in exchange for U.S. Dollar	Deutsche Bank	10/28/11	815,351	816,306	955
Receive 107,840 Singapore Dollar in exchange for U.S. Dollar	Barclays Bank	1/4/11	83,707	84,054	347
Receive 37,638 Swiss Franc in exchange for U.S. Dollar	Barclays Bank	1/4/11	40,160	40,270	110

					$225,090

					Unrealized
		Delivery	Contract	Fair	Appreciation/
Short Contracts	Counterparty	Date	Amount	Value	(Depreciation)
Deliver 5,000 British Pound in exchange for U.S. Dollar	Deutsche Bank	2/14/11	$8,068	$7,792	$276
Deliver 70,000 British Pound in exchange for U.S. Dollar	State Street Bank	2/14/11	113,941	109,082	4,859
Deliver 150,000 British Pound in exchange for U.S. Dollar	State Street Bank	2/14/11	230,532	233,747	(3,215)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

					Unrealized
		Delivery	Contract	Fair	Appreciation/
Short Contracts	Counterparty	Date	Amount	Value	(Depreciation)
Deliver 170,000 British Pound in exchange for U.S. Dollar	State Street Bank	2/14/11	$267,871	$264,913	$2,958
Deliver 1,437,396 British Pound in exchange for U.S. Dollar	State Street Bank	2/14/11	2,320,331	2,239,912	80,419
Deliver 95,900 Danish Krone in exchange for U.S. Dollar	Deutsche Bank	1/24/11	16,967	17,195	(228)
Deliver 100,000 Danish Krone in exchange for U.S. Dollar	State Street Bank	1/24/11	17,005	17,930	(925)
Deliver 657,600 Danish Krone in exchange for U.S. Dollar	Bank of America	1/24/11	113,188	117,909	(4,721)
Deliver 13,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/17/11	17,747	17,364	383
Deliver 15,000 European Euro in exchange for U.S. Dollar	UBS Warburg	2/16/11	20,399	20,038	361
Deliver 15,000 European Euro in exchange for U.S. Dollar	JPMorgan Chase	2/16/11	20,409	20,038	371
Deliver 15,000 European Euro in exchange for U.S. Dollar	HSBC	3/8/11	20,526	20,036	490
Deliver 17,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	2/18/11	23,357	22,710	647
Deliver 17,000 European Euro in exchange for U.S. Dollar	UBS Warburg	2/18/11	23,355	22,710	645
Deliver 37,000 European Euro in exchange for U.S. Dollar	UBS Warburg	4/7/11	49,983	49,414	569
Deliver 43,000 European Euro in exchange for U.S. Dollar	Bank of America	3/7/11	58,835	57,436	1,399
Deliver 57,000 European Euro in exchange for U.S. Dollar	UBS Warburg	3/7/11	78,076	76,136	1,940
Deliver 60,000 European Euro in exchange for U.S. Dollar	HSBC	4/14/11	81,908	80,129	1,779
Deliver 61,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	4/7/11	82,431	81,467	964
Deliver 73,000 European Euro in exchange for U.S. Dollar	HSBC	4/7/11	98,654	97,494	1,160
Deliver 78,000 European Euro in exchange for U.S. Dollar	State Street Bank	1/18/11	103,830	104,212	(382)
Deliver 83,000 European Euro in exchange for U.S. Dollar	State Street Bank	1/18/11	107,154	110,892	(3,738)
Deliver 86,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/22/11	117,412	114,864	2,548
Deliver 87,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/21/11	119,505	116,200	3,305
Deliver 97,000 European Euro in exchange for U.S. Dollar	Barclays Bank	12/12/11	128,176	129,367	(1,191)
Deliver 99,000 European Euro in exchange for U.S. Dollar	UBS Warburg	4/13/11	133,363	132,214	1,149
Deliver 100,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	12/2/11	130,125	133,376	(3,251)
Deliver 115,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	1/4/11	164,390	153,650	10,740
Deliver 121,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/16/11	166,275	161,615	4,660
Deliver 125,000 European Euro in exchange for U.S. Dollar	State Street Bank	1/18/11	170,278	167,006	3,272

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

					Unrealized
		Delivery	Contract	Fair	Appreciation/
Short Contracts	Counterparty	Date	Amount	Value	(Depreciation)
Deliver 125,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	1/18/11	$174,650	$167,006	$7,644
Deliver 150,000 European Euro in exchange for U.S. Dollar	State Street Bank	1/18/11	200,739	200,408	331
Deliver 165,000 European Euro in exchange for U.S. Dollar	State Street Bank	1/18/11	218,851	220,449	(1,598)
Deliver 185,000 European Euro in exchange for U.S. Dollar	State Street Bank	1/18/11	240,702	247,170	(6,468)
Deliver 190,000 European Euro in exchange for U.S. Dollar	State Street Bank	1/18/11	242,208	253,850	(11,642)
Deliver 320,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	10/18/11	448,480	426,920	21,560
Deliver 840,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	9/30/11	1,134,924	1,120,787	14,137
Deliver 1,030,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	7/11/11	1,295,266	1,374,975	(79,709)
Deliver 1,644,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	10/31/11	2,253,595	2,193,126	60,469
Deliver 1,853,810 European Euro in exchange for U.S. Dollar	State Street Bank	1/18/11	2,356,563	2,476,786	(120,223)
Deliver 1,820 Hong Kong Dollar in exchange for U.S. Dollar	State Street Bank	1/3/11	234	234	—
Deliver 110,811 Hong Kong Dollar in exchange for U.S. Dollar	HSBC	1/4/11	14,256	14,257	(1)
Deliver 288,627 Japanese Yen in exchange for U.S. Dollar	Banc of America	4/20/11	3,500	3,560	(60)
Deliver 609,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	4/20/11	7,540	7,513	27
Deliver 1,439,670 Japanese Yen in exchange for U.S. Dollar	State Street Bank	4/20/11	17,743	17,760	(17)
Deliver 1,491,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	11/17/11	18,127	18,469	(342)
Deliver 1,520,000 Japanese Yen in exchange for U.S. Dollar	Citibank	1/7/11	16,681	18,728	(2,047)
Deliver 1,520,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	1/7/11	16,684	18,728	(2,044)
Deliver 1,520,000 Japanese Yen in exchange for U.S. Dollar	HSBC	1/11/11	16,612	18,729	(2,117)
Deliver 1,520,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	1/11/11	16,630	18,729	(2,099)
Deliver 1,616,000 Japanese Yen in exchange for U.S. Dollar	HSBC	11/17/11	19,550	20,017	(467)
Deliver 1,757,460 Japanese Yen in exchange for U.S. Dollar	State Street	4/20/11	21,135	21,680	(545)
Deliver 2,170,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	1/26/11	24,227	26,743	(2,516)
Deliver 2,251,755 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	12/28/11	27,133	27,919	(786)
Deliver 2,255,332 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	12/28/11	27,356	27,963	(607)
Deliver 2,260,084 Japanese Yen in exchange for U.S. Dollar	Citibank	12/28/11	27,220	28,022	(802)
Deliver 2,416,000 Japanese Yen in exchange for U.S. Dollar	Citibank	11/29/11	29,193	29,935	(742)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

					Unrealized
		Delivery	Contract	Fair	Appreciation/
Short Contracts	Counterparty	Date	Amount	Value	(Depreciation)
Deliver 2,471,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	11/17/11	$30,010	$30,608	$(598)
Deliver 2,600,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	4/20/11	31,378	32,073	(695)
Deliver 3,000,000 Japanese Yen in exchange for U.S. Dollar	Morgan Stanley	3/18/11	33,296	36,991	(3,695)
Deliver 3,030,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	1/7/11	33,256	37,332	(4,076)
Deliver 3,093,000 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	11/16/11	37,798	38,312	(514)
Deliver 3,250,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	1/14/11	35,909	40,046	(4,137)
Deliver 3,500,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	4/20/11	38,167	43,175	(5,008)
Deliver 3,500,000 Japanese Yen in exchange for U.S. Dollar	Citibank	4/20/11	38,187	43,175	(4,988)
Deliver 3,771,000 Japanese Yen in exchange for U.S. Dollar	Morgan Stanley	2/10/11	42,389	46,480	(4,091)
Deliver 4,000,000 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	2/22/11	44,454	49,308	(4,854)
Deliver 4,020,000 Japanese Yen in exchange for U.S. Dollar	HSBC	2/22/11	44,710	49,555	(4,845)
Deliver 4,060,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	3/18/11	45,146	50,061	(4,915)
Deliver 4,090,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	1/14/11	44,932	50,397	(5,465)
Deliver 4,120,000 Japanese Yen in exchange for U.S. Dollar	HSBC	1/13/11	44,921	50,766	(5,845)
Deliver 4,542,830 Japanese Yen in exchange for U.S. Dollar	Bank of America	3/22/11	50,484	56,017	(5,533)
Deliver 4,600,000 Japanese Yen in exchange for U.S. Dollar	HSBC	3/1/11	51,513	56,708	(5,195)
Deliver 4,600,000 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	3/1/11	51,484	56,708	(5,224)
Deliver 5,012,000 Japanese Yen in exchange for U.S. Dollar	Citibank	3/18/11	55,647	61,800	(6,153)
Deliver 5,100,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	3/1/11	57,330	62,872	(5,542)
Deliver 5,989,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	12/1/11	71,562	74,209	(2,647)
Deliver 6,176,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	11/17/11	75,085	76,502	(1,417)
Deliver 6,194,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	11/16/11	75,667	76,724	(1,057)
Deliver 6,679,000 Japanese Yen in exchange for U.S. Dollar	Bank of America	11/28/11	80,664	82,753	(2,089)
Deliver 7,475,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	5/10/11	83,679	92,239	(8,560)
Deliver 7,484,000 Japanese Yen in exchange for U.S. Dollar	HSBC	1/27/11	83,329	92,233	(8,904)
Deliver 7,610,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	1/26/11	84,742	93,784	(9,042)
Deliver 8,613,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	11/21/11	103,871	106,699	(2,828)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

					Unrealized
		Delivery	Contract	Fair	Appreciation/
Short Contracts	Counterparty	Date	Amount	Value	(Depreciation)
Deliver 8,700,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	1/26/11	$96,869	$107,217	$(10,348)
Deliver 9,732,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	11/29/11	117,522	120,582	(3,060)
Deliver 11,175,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	5/10/11	125,519	137,895	(12,376)
Deliver 11,180,000 Japanese Yen in exchange for U.S. Dollar	Citibank	5/10/11	125,514	137,957	(12,443)
Deliver 11,795,280 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	4/20/11	145,520	145,505	15
Deliver 20,662,500 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	10/31/11	254,464	255,852	(1,388)
Deliver 22,800,000 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	8/30/11	270,431	281,938	(11,507)
Deliver 26,073,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	7/11/11	300,000	322,059	(22,059)
Deliver 41,392,500 Japanese Yen in exchange for U.S. Dollar	Morgan Stanley	12/16/11	500,000	513,054	(13,054)
Deliver 91,650,000 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	10/31/11	1,129,494	1,134,850	(5,356)
Deliver 121,466,500 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	9/29/11	1,450,000	1,503,002	(53,002)
Deliver 114 Norwegian Krone in exchange for U.S. Dollar	Handelsbanken Markets	1/3/11	19	20	(1)
Deliver 1,882 Norwegian Krone in exchange for U.S. Dollar	Handelsbanken Markets	1/4/11	323	323	—
Deliver 74,800 Norwegian Krone in exchange for U.S. Dollar	Deutsche Bank	2/16/11	11,989	12,798	(809)
Deliver 85,000 Norwegian Krone in exchange for U.S. Dollar	Deutsche Bank	2/16/11	14,371	14,543	(172)
Deliver 113,000 Norwegian Krone in exchange for U.S. Dollar	State Street Bank	2/16/11	19,184	19,334	(150)
Deliver 136,500 Norwegian Krone in exchange for U.S. Dollar	State Street Bank	2/16/11	23,195	23,354	(159)
Deliver 190,000 Norwegian Krone in exchange for U.S. Dollar	Banc of America	2/16/11	32,424	32,508	(84)
Deliver 360,000 Norwegian Krone in exchange for U.S. Dollar	State Street Bank	2/16/11	60,001	61,594	(1,593)
Deliver 1,428,772 Norwegian Krone in exchange for U.S. Dollar	Deutsche Bank	2/16/11	228,902	244,455	(15,553)
Deliver 11,783 Swiss Franc in exchange for U.S. Dollar	Banc of America	1/4/11	12,649	12,606	43
Deliver 12,765 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	1/3/11	13,590	13,657	(67)
Deliver 45,000 Swiss Franc in exchange for U.S. Dollar	State Street	5/10/11	45,412	48,233	(2,821)
Deliver 234,110 Swiss Franc in exchange for U.S. Dollar	State Street Bank	5/10/11	242,752	250,929	(8,177)
Deliver 374,166 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	5/10/11	388,099	401,047	(12,948)

					$(328,407)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

As of December 31, 2010, the Fund’s open forward cross currency contracts were as follows:

								Net Unrealized
			Amount		Amount	Contract	Fair	Appreciation/
Purchase/Sale	Counterparty		Purchased		Sold	Value	Value	(Depreciation)
Australian Dollar/Japanese Yen	Citibank	AUD	27,000	JPY	1,998,351	$22,465	$27,464	$2,834
Australian Dollar/Japanese Yen	Deutsche Bank	AUD	27,000	JPY	2,002,428	22,465	27,464	2,783
Australian Dollar/Japanese Yen	Barclays Bank	AUD	27,000	JPY	1,993,410	22,465	27,464	2,895
Brazilian Real/Japanese Yen	Deutsche Bank	BRL	103,000	JPY	4,690,486	52,273	61,696	3,891
Brazilian Real/Japanese Yen	HSBC	BRL	38,000	JPY	1,736,134	19,291	22,756	1,360
South Korean Won/Japanese Yen	HSBC	KRW	45,000,000	JPY	3,385,495	38,874	39,700	(2,028)
South Korean Won/Japanese Yen	JP Morgan Chase	KRW	15,000,000	JPY	1,136,363	13,053	13,237	(770)
South Korean Won/Japanese Yen	Deutsche Bank	KRW	13,000,000	JPY	987,691	11,312	11,472	(703)
South Korean Won/Japanese Yen	JP Morgan Chase	KRW	9,000,000	JPY	688,968	7,854	7,943	(550)
Norwegian Krone/European Euro	UBS Warburg	NOK	389,900	EUR	46,788	64,151	66,735	4,228
Norwegian Krone/European Euro	Deutsche Bank	NOK	779,000	EUR	93,622	127,594	133,326	8,253
Norwegian Krone/European Euro	UBS Warburg	NOK	545,000	EUR	65,509	89,267	93,277	5,761
Norwegian Krone/European Euro	Deutsche Bank	NOK	2,110,000	EUR	255,953	350,575	356,267	14,821
Norwegian Krone/European Euro	UBS Warburg	NOK	275,700	EUR	33,213	46,743	46,534	2,229
Norwegian Krone/European Euro	Morgan Stanley	NOK	158,780	EUR	19,133	25,959	26,775	1,255
Norwegian Krone/European Euro	UBS Warburg	NOK	50,000	EUR	6,010	8,045	8,430	414
Norwegian Krone/European Euro	Morgan Stanley	NOK	240,000	EUR	28,866	38,615	40,465	1,964
Norwegian Krone/European Euro	UBS Warburg	NOK	550,000	EUR	66,630	88,706	92,732	3,862
Norwegian Krone/European Euro	UBS Warburg	NOK	180,000	EUR	21,818	28,677	30,344	1,244
Polish Zloty/European Euro	Deutsche Bank	PLN	233,000	EUR	55,922	75,849	78,551	3,843
Polish Zloty/European Euro	Barclays Bank	PLN	233,000	EUR	55,611	75,580	78,547	4,255
Polish Zloty/European Euro	Deutsche Bank	PLN	233,000	EUR	56,103	76,831	78,529	3,582
Polish Zloty/European Euro	Morgan Stanley	PLN	91,000	EUR	21,423	26,914	30,469	1,863
Polish Zloty/European Euro	Deutsche Bank	PLN	700,000	EUR	172,393	236,220	231,833	1,858
Swedish Krona/European Euro	Deutsche Bank	SEK	5,900,000	EUR	636,805	863,245	867,582	17,912
Swedish Krona/European Euro	Deutsche Bank	SEK	4,380,000	EUR	465,018	636,226	643,048	22,705

								$109,761

Securities Sold Short (−0.08)%

	Proceeds		Fair
Security Description	Received	Shares	Value
Motorola Mobility Holdings, Inc.^	$(116,135)	(4,349)	$(126,556)

	$(116,135)	(4,349)	$(126,556)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2010

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Argentina	0.2%
Australia	2.9
Bermuda	0.3
Brazil	1.1
Canada	0.4
Cayman Islands	0.3
Chile	—	ˆ
China	0.2
Denmark	0.4
Egypt	1.0
France	2.8
Germany	2.0
Hong Kong	0.5
Hungary	0.3
India	0.1
Indonesia	1.2
Iraq	0.2
Ireland (Republic of)	1.1
Isle of Man	0.1
Israel	1.0
Italy	0.5
Japan	1.0
Jersey	0.1
Lithuania	0.2
Luxembourg	0.1
Malaysia	2.0
Mexico	1.1
Netherlands	0.9
New Zealand	—	ˆ
Norway	1.8
Philippines	0.2
Poland	1.2
Qatar	0.1
Republic of Korea (South)	4.4
Russian Federation	0.6
Singapore	0.7
South Africa	0.2
Spain	1.0
Sweden	1.1
Switzerland	3.9
Taiwan	0.3
Turkey	0.1
United Arab Emirates	0.1
United Kingdom	6.3
United States	55.9
Venezuela	—	ˆ
Vietnam	0.1

	100.0%

ˆ	Represents less than 0.05%.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Franklin
Templeton
Founding
Strategy
Plus Fund

Assets:
Investment securities, at cost	$157,923,245

Investment securities, at value	$165,706,803
Interest and dividends receivable	889,152
Foreign currency, at value (cost $542,931)	551,386
Receivable for capital shares issued	179,021
Receivable for expenses paid indirectly	10
Receivable for investments sold	169,681
Unrealized appreciation on forward foreign currency contracts	606,025
Reclaims receivable	36,881
Prepaid expenses	2,224

Total Assets	168,141,183

Liabilities:
Cash overdraft	8,274,999
Unrealized depreciation on forward foreign currency contracts	599,581
Payable for investments purchased	1,991,091
Securities sold short, at value (Proceeds received $116,135)	126,556
Manager fees payable	84,718
Administration fees payable	7,476
Distribution fees payable	31,186
Custodian fees payable	26,399
Administrative and compliance services fees payable	1,075
Trustee fees payable	383
Other accrued liabilities	17,867

Total Liabilities	11,161,331

Net Assets	$156,979,852

Net Assets Consist of:
Capital	$148,195,232
Accumulated net investment income/(loss)	723,478
Accumulated net realized gains/(losses) from investment transactions	267,917
Net unrealized appreciation/(depreciation) on investments	7,793,225

Net Assets	$156,979,852

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,288,279
Net Asset Value (offering and redemption price per share)	$10.99

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Franklin
Templeton
Founding
Strategy
Plus Fund

Investment Income:
Interest	$2,260,066
Dividends	1,652,006
Foreign withholding tax	(72,672)

Total Investment Income	3,839,400

Expenses:
Manager fees	622,039
Administration fees	87,719
Distribution fees	222,156
Custodian fees	150,235
Administrative and compliance services fees	3,438
Trustees’ fees	7,252
Professional fees	9,888
Shareholder reports	8,519
Other expenses	2,453

Total expenses before reductions	1,113,699
Less expenses contractually waived/reimbursed by the Manager	(53,256)
Less expenses paid indirectly	(198)

Net expenses	1,060,245

Net Investment Income/(Loss)	2,779,155

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	908,884
Net realized gains/(losses) on forward foreign currency contracts	430,427
Change in unrealized appreciation/(depreciation) on investments	6,730,645

Net Realized/Unrealized Gains/(Losses) on Investments	8,069,956

Change in Net Assets Resulting From Operations	$10,849,111

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Statements of Changes in Net Assets

	AZL Franklin Templeton
	Founding Strategy Plus Fund
	For the	October 23,
	Year Ended	2009 to
	December 31,	December 31,
	2010	2009(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,779,155	$209,770
Net realized gains/(losses) on investment transactions	1,339,311	9,926
Change in unrealized appreciation/(depreciation) on investments	6,730,645	1,062,580

Change in net assets resulting from operations	10,849,111	1,282,276

Dividends to Shareholders:
From net investment income	(2,445,181)	(243,500)
From net realized gains on investments	(682,907)	—

Change in net assets resulting from dividends to shareholders	(3,128,088)	(243,500)

Capital Transactions:
Proceeds from shares issued	96,087,006	53,698,799
Proceeds from dividends reinvested	3,128,088	243,500
Value of shares redeemed	(4,908,478)	(28,862)

Change in net assets resulting from capital transactions	94,306,616	53,913,437

Change in net assets	102,027,639	54,952,213
Net Assets:
Beginning of period	54,952,213	—

End of period	$156,979,852	$54,952,213

Accumulated net investment income/(loss)	$723,478	$(19,530)

Share Transactions:
Shares issued	9,082,863	5,366,756
Dividends reinvested	285,688	23,803
Shares redeemed	(467,930)	(2,901)

Change in shares	8,900,621	5,387,658

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

		October 23,
	Year Ended	2009 to
	December 31,	December 31,
	2010	2009(a)

Net Asset Value, Beginning of Period	$10.20	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.20	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	0.82	0.21

Total from Investment Activities	1.02	0.25

Dividends to Shareholders From:
Net Investment Income	(0.18)	(0.05)
Net Realized Gains	(0.05)	—

Total Dividends	(0.23)	(0.05)

Net Asset Value, End of Period	$10.99	$10.20

Total Return(b) (c)	10.02%	2.45%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$156,980	$54,952
Net Investment Income/(Loss)(d)	3.13%	2.11%
Expenses Before Reductions(d) (e)	1.25%	1.20%
Expenses Net of Reductions(d)	1.19%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	1.19%	N/A
Portfolio Turnover Rate(c)	17.09%	1.99%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Mortgage Dollar Roll Transactions

The Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or assets determined to be liquid equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2010

Short Sales

The Fund may engage in short sales against the box (i.e., where the fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short)for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2010

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The contract amount of foreign currency exchange contracts outstanding was $30.7 million as of December 31, 2010. The monthly average amount for these contracts was $23.9 million for the year ended December 31, 2010.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$606,025	Unrealized depreciation on forward foreign currency contracts	$599,581

*	Total Fair Value is presented by Primary Risk Exposure. For forward foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/(depreciation) (for liability derivatives).

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward foreign currency contracts/change in unrealized appreciation/(depreciation) on investments	$430,427	$(251,826)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained three independent money management organizations (the “Subadviser”), Franklin Advisers, Inc. (“Advisors”), Franklin Mutual Advisers, LLC (“Franklin Mutual”) and Templeton Global Advisors Limited (“Global Advisors”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements between the Manager and Advisors, the Manager and Franklin Mutual, and the Manager and Global Advisors, and the Trust, Advisors, Franklin Mutual and Global Advisors provide investment advisory services as Subadvisers for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Franklin Templeton Founding Strategy Plus Fund	0.70%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2012	12/31/2013
AZL Franklin Templeton Founding Strategy Plus Fund	$509	$53,256

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2010

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $2,326 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets -
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2010

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized Level 2 in the fair valve hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Convertible Preferred Stocks
Oil, Gas & Consumable Fuels	$—	$596,250	$—	$596,250
All Other Convertible Preferred Stocks+	765,416	—	—	765,416
Collateralized Mortgage Obligation	—	444,475	—	444,475
Common Stocks:
Aerospace & Defense	86,299	254,237	—	340,536
Air Freight & Logistics	602,339	288,530	—	890,869
Auto Components	—	218,623	—	218,623
Automobiles	—	1,133,615	—	1,133,615
Beverages	1,245,051	873,468	—	2,118,519
Chemicals	—	535,426	—	535,426
Commercial Banks	2,055,915	2,451,223	—	4,507,138
Commercial Services & Supplies	—	170,386	—	170,386
Communications Equipment	1,069,361	193,981	—	1,263,342
Construction Materials	—	435,863	—	435,863
Diversified Financial Services	1,669,139	915,444	81,086	2,665,669
Diversified Telecommunication Services	1,137,492	2,103,922	—	3,241,414
Electric Utilities	2,636,260	713,925	53,349	3,403,534
Electrical Equipment	—	508,194	—	508,194
Electronic Equipment, Instruments & Components	1,225,413	140,923	—	1,366,336
Food & Staples Retailing	2,516,003	473,462	—	2,989,465

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2010

	Level 1	Level 2	Level 3	Total
Food Products	$1,270,193	$1,099,008	$—	$2,369,201
Hotels, Restaurants and Leisure	—	200,357	—	200,357
Industrial Conglomerates	804,394	1,184,193	—	1,988,587
Insurance	2,057,615	1,021,931	—	3,079,546
Life Science Tools & Services	—	169,318	—	169,318
Marine	—	525,458	—	525,458
Media	3,862,418	1,215,528	—	5,077,946
Metals & Mining	394,005	445,121	—	839,126
Office Electronics	800,709	243,993	—	1,044,702
Oil, Gas & Consumable Fuels	4,193,913	2,498,566	—	6,692,479
Pharmaceuticals	4,171,202	2,877,752	—	7,048,954
Professional Services	—	470,489	—	470,489
Real Estate Investment Trusts (REITs)	230,180	122,320	—	352,500
Real Estate Management & Development	151,928	507,841	—	659,769
Semiconductors & Semiconductor Equipment	1,073,488	1,007,328	—	2,080,816
Software	3,010,600	891,447	—	3,902,047
Specialty Retail	276,623	546,984	—	823,607
Tobacco	1,544,827	1,979,146	—	3,523,973
Trading Companies & Distributors	—	200,070	—	200,070
Wireless Telecommunication Service	447,714	1,488,234	—	1,935,948
All Other Common Stocks+	14,855,478	—	—	14,855,478
Convertible Bonds	—	104,093	—	104,093
Corporate Bonds	—	17,933,804	—	17,933,804
Floating Rate Loans	—	1,185,900	—	1,185,900
Foreign Bonds	—	26,220,299	—	26,220,299
Preferred Stocks:
Metals & Mining	204,287	—	—	204,287
Oil, Gas & Consumable Fuels	—	129,412	—	129,412
Real Estate Investment Trusts (REITs)	116,064	61,641	—	177,705
Municipal Bonds	—	605,822	—	605,822
Yankee Dollars	—	6,171,732	—	6,171,732
U.S. Government Agencies	—	8,275,000	—	8,275,000
Investment Company	19,263,308	—	—	19,263,308

Total Investment Securities	73,737,634	91,834,734	134,435	165,706,803

Securities Sold Short	(126,556)	—	—	(126,556)
Other Financial Instruments:*
Forward Foreign Currency Contracts	—	6,444	—	6,444

Total Investments	$73,611,078	$91,841,178	$134,435	$165,586,691

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other financial instruments would include any derivative instruments, such as futures and forwards. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

As of December 31, 2010, the Fund held securities that were valued in good faith pursuant to procedures approved by the Board of Trustees and represented 0.09% of the net assets of the Fund. The inputs used to value the Canary Wharf Group plc common stock included a discount applied to the closing price of a similar security that held the majority of the Company’s shares. The Prime Infrastructure Group common stock was valued based on the terms of the merger transaction. The Prime ATET&D Holdings No. 1 Pty Limited common stock was valued at $0. The Bond Street Holdings LLC common stock was valued at original cost.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

			Change in
	Balance as of	Net Realized	unrealized		Transfers	Balance as of
	December 31,	gains/	appreciation/	Net	in/(out) of	December 31,
	2009	(losses)	(depreciation)	purchases/(sales)	Level 3	2010

Investment Securities:
Common Stocks:
Diversified Financial Services	$16,000	$—	$(7,298)	$72,384	$—	$81,086
Electric Utilities	—	—	12,369	—	40,980	53,349

Total Investment Securities	$16,000	$—	$(5,071)	$72,384	$40,980	$134,435

The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at December 31, 2010 is $5,071.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Franklin Templeton Founding Strategy Plus Fund	$88,692,246	$13,261,738

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $158,039,625. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$9,912,295
Unrealized depreciation	(2,245,117)

Net unrealized appreciation	$7,667,178

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$3,104,374	$23,714	$3,128,088

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$243,500	$—	$243,500

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated		Total
	Ordinary	Long-Term	Capital and	Unrealized	Accumulated
	Income	Capital Gains	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Franklin Templeton Founding Strategy Plus Fund	$792,617	$131,016	$—	$7,860,987	$8,784,620

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 25.31% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2010, the Fund declared net long-term capital gain distributions of $23,714.

During the year ended December 31, 2010, the Fund declared net short-term capital gain distributions of $659,193.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Gateway Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund, and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance from its inception on April 30, 2010, to the period ended December 31, 2010?
From its inception on April 30, 2010 to the period ended December 31, 2010, the AZL® Gateway Fund returned 1.98%. That compared to a 7.49% total return for its benchmark, the S&P 500 Index1.
The S&P Index has a considerably higher risk level than the Fund, which uses S&P 500 Index options to lower risk in comparison to an unhedged equity portfolio.
The Fund’s objective is to capture the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund implements its strategy by holding a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The use of index call options reduces the Fund’s volatility and provides steady cash flow that comprises an important source of the Fund’s return. However, index call options reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also purchases index put options, which we believe help protect against significant short-term market declines.*
Volatility is an important driver of options pricing the greater the volatility in the marketplace, the higher the premium on index call options. The Chicago Board Options Exchange Market Volatility Index2 is one of the main indicators of market volatility. From the Fund’s inception through the end of the period, the Chicago Board Options Exchange Market Volatility Index reached as high as 45.79% and fell as low as 15.45%. Its long-term historical average is approximately 20.00%.
Two primary factors drive the Fund’s return in a flat-to-rising stock market environment. The first is earnings from net options premiums, which are largely a function of volatility. The second is returns generated by the underlying stock portfolio.
The stock market’s performance between April 29 and December 31, 2010 can be broken down into two smaller periods. After falling 14.92% between April 29 and July 2, the S&P 500 Index gained 24.24% from July 2 through year-end. During the first period, while volatility was relatively high, the Fund generated above-average levels of cash flow from selling index call options. In addition, the May 6, 2010 “flash crash” afforded the Fund the opportunity to sell a portion of its index put options during the worst of the intraday sell-off. This move helped to cushion the Fund’s return from stocks’ large declines on that day. During the second period volatility fell to more normal levels, and the S&P 500 Index moved sharply higher. The Index outperformed the Fund in this second phase of the period under review—a typical result in an environment of declining volatility and climbing stock prices.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

[2]	Chicago Board Options Exchange Market volatility Index is a measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectations of stock market volatility over the next 30 days. Investors cannot invest directly in an index.

1

AZL® Gateway Fund Review
Fund Objective
The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options and buying index put options.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2010

		Since
	6	Inception
	Month	(4/30/10)

AZL® Gateway Fund	8.72%	1.98%

S&P 500 Index	23.27%	7.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Gateway Fund	1.25%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.25% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500 Index”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Gateway Fund	$1,000.00	$1,087.20	$6.58	1.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Gateway Fund	$1,000.00	$1,018.90	$6.36	1.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Gateway Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

	Percent of
Investments	net assets*
Aerospace & Defense	2.6%
Air Freight & Logistics	1.0
Airlines	—	ˆ
Auto Components	0.1
Automobiles	0.3
Beverages	2.3
Biotechnology	0.9
Capital Markets	2.5
Chemicals	2.6
Commercial Banks	2.9
Commercial Services & Supplies	0.7
Communications Equipment	2.1
Computers & Peripherals	3.6
Consumer Finance	0.4
Containers & Packaging	0.1
Distributors	0.3
Diversified Financial Services	4.4
Diversified Telecommunication Services	3.9
Electric Utilities	1.6
Electrical Equipment	0.8
Electronic Equipment, Instruments & Components	0.6
Energy Equipment & Services	2.7
Food & Staples Retailing	1.6
Food Products	1.3
Gas Utilities	0.7
Health Care Equipment & Supplies	1.2
Health Care Providers & Services	1.7
Health Care Technology	—	ˆ
Hotels, Restaurants & Leisure	1.4
Household Durables	1.4
Household Products	1.8%
Industrial Conglomerates	2.6
Insurance	2.5
Internet & Catalog Retail	0.8
Internet Software & Services	2.2
IT Services	3.7
Leisure Equipment & Products	0.4
Machinery	3.3
Media	2.5
Metals & Mining	1.2
Multi-Utilities	1.8
Multiline Retail	1.0
Oil, Gas & Consumable Fuels	9.3
Paper & Forest Products	0.4
Personal Products	0.3
Pharmaceuticals	6.3
Professional Services	0.1
Real Estate Investment Trusts (REITs)	1.8
Road & Rail	0.6
Semiconductors & Semiconductor Equipment	2.7
Software	4.4
Specialty Retail	2.8
Thrifts & Mortgage Finance	0.4
Tobacco	1.9
Trading Companies & Distributors	0.1
Wireless Telecommunication Services	0.1
Put Options	0.4
Investment Company	2.2

	103.3%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

ˆ	Represents less than 0.05%.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks+ (100.7%):
Aerospace & Defense (2.6%):
1,500	Boeing Co. (The)	$97,890
500	Goodrich Corp.	44,035
1,425	Honeywell International, Inc.	75,753
1,295	Raytheon Co.	60,010
1,895	United Technologies Corp.	149,175

		426,863

Air Freight & Logistics (1.0%):
2,310	United Parcel Service, Inc., Class B	167,660

Airlines (0.0%):
200	AMR Corp.*	1,558

Auto Components (0.1%):
460	Cooper Tire & Rubber Co.	10,847

Automobiles (0.3%):
2,580	Ford Motor Co.*	43,318

Beverages (2.3%):
3,270	Coca-Cola Co. (The)	215,068
2,545	PepsiCo, Inc.	166,265

		381,333

Biotechnology (0.9%):
1,445	Amgen, Inc.*	79,330
390	Biogen Idec, Inc.*	26,150
90	Cephalon, Inc.*	5,555
830	Gilead Sciences, Inc.*	30,079
160	Human Genome Sciences, Inc.*	3,822
700	PDL BioPharma, Inc.	4,361

		149,297

Capital Markets (2.5%):
2,730	Charles Schwab Corp.	46,710
1,185	Eaton Vance Corp.	35,823
780	Goldman Sachs Group, Inc.	131,165
2,115	Legg Mason, Inc.	76,711
3,230	Morgan Stanley	87,888
150	TD Ameritrade Holding Corp.	2,848
595	Waddell & Reed Financial, Inc., Class A	20,998

		402,143

Chemicals (2.6%):
3,450	Dow Chemical Co. (The)	117,783
2,910	E.I. du Pont de Nemours & Co.	145,151
755	Eastman Chemical Co.	63,480
280	Lubrizol Corp.	29,926
140	Monsanto Co.	9,750
1,310	Olin Corp.	26,881
1,080	RPM International, Inc.	23,868

		416,839

Commercial Banks (2.9%):
490	Associated Banc-Corp.	7,423
410	FirstMerit Corp.	8,114
430	Old National Bancorp	5,113
20	Toronto-Dominion Bank	1,486
4,365	U.S. Bancorp	117,724
10,445	Wells Fargo & Co.	323,691

		463,551

Commercial Services & Supplies (0.7%):
995	Avery Dennison Corp.	42,128
210	Deluxe Corp.	4,834
710	R.R. Donnelley & Sons Co.	12,404
1,455	Waste Management, Inc.	53,646

		113,012

Communications Equipment (2.1%):
7,110	Cisco Systems, Inc.*	143,835
4,825	Motorola, Inc.*	43,763
70	Plantronics, Inc.	2,605
3,050	QUALCOMM, Inc.	150,945

		341,148

Computers & Peripherals (3.6%):
1,325	Apple Computer, Inc.*	427,392
1,340	Dell, Inc.*	18,157
3,575	Hewlett-Packard Co.	150,507

		596,056

Consumer Finance (0.4%):
700	American Express Co.	30,044
1,840	Discover Financial Services	34,095

		64,139

Containers & Packaging (0.1%):
360	Sonoco Products Co.	12,121

Distributors (0.3%):
935	Genuine Parts Co.	48,003

Diversified Financial Services (4.4%):
10,825	Bank of America Corp.	144,406
26,480	Citigroup, Inc.*	125,250
265	CME Group, Inc.	85,264
8,010	JPMorgan Chase & Co.	339,784
545	NYSE Euronext	16,339

		711,043

Diversified Telecommunication Services (3.9%):
12,055	AT&T, Inc.	354,176
4,254	Frontier Communications Corp.	41,391
6,385	Verizon Communications, Inc.	228,455

		624,022

Electric Utilities (1.6%):
6,375	Duke Energy Corp.	113,539
270	Hawaiian Electric Industries, Inc.	6,153

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Electric Utilities, continued

3,255	Pepco Holdings, Inc.	$59,404
1,840	Progress Energy, Inc.	80,003

		259,099

Electrical Equipment (0.8%):
1,840	Emerson Electric Co.	105,193
300	Hubbell, Inc., Class B	18,039

		123,232

Electronic Equipment, Instruments & Components (0.6%):
3,530	Corning, Inc.	68,200
870	Tyco Electronics, Ltd.	30,798

		98,998

Energy Equipment & Services (2.7%):
670	Baker Hughes, Inc.	38,304
175	CARBO Ceramics, Inc.	18,120
90	Diamond Offshore Drilling, Inc.	6,018
2,410	Halliburton Co.	98,400
1,595	Patterson-UTI Energy, Inc.	34,372
2,661	Schlumberger, Ltd.	222,194
380	Tidewater, Inc.	20,459

		437,867

Food & Staples Retailing (1.6%):
2,585	CVS Caremark Corp.	89,881
940	Supervalu, Inc.	9,052
3,000	Wal-Mart Stores, Inc.	161,790

		260,723

Food Products (1.3%):
2,540	ConAgra Foods, Inc.	57,353
3,700	Kraft Foods, Inc., Class A	116,587
2,295	Sara Lee Corp.	40,186

		214,126

Gas Utilities (0.7%):
620	National Fuel Gas Co.	40,684
300	NICOR, Inc.	14,976
800	ONEOK, Inc.	44,376
440	WGL Holdings, Inc.	15,739

		115,775

Health Care Equipment & Supplies (1.2%):
1,280	Baxter International, Inc.	64,794
1,450	Boston Scientific Corp.*	10,976
240	Covidien plc	10,958
140	Intuitive Surgical, Inc.*	36,085
1,775	Medtronic, Inc.	65,835

		188,648

Health Care Providers & Services (1.7%):
1,595	Aetna, Inc.	48,663
595	Coventry Health Care, Inc.*	15,708
990	Medco Health Solutions, Inc.*	60,657
2,570	UnitedHealth Group, Inc.	92,803
330	Universal Health Services, Inc., Class B	14,329
820	WellPoint, Inc.*	46,625

		278,785

Health Care Technology (0.0%):
100	Quality Systems, Inc.	6,982

Hotels, Restaurants & Leisure (1.4%):
2,270	International Game Technology	40,156
2,275	McDonald’s Corp.	174,629
170	Tim Hortons, Inc.	7,009
640	Wendy’s/Arby’s Group, Inc., Class A	2,957
40	Wynn Resorts, Ltd.	4,154

		228,950

Household Durables (1.4%):
1,820	Leggett & Platt, Inc.	41,423
1,835	Newell Rubbermaid, Inc.	33,360
1,430	Stanley Black & Decker, Inc.	95,624
685	Tupperware Brands Corp.	32,654
320	Whirlpool Corp.	28,426

		231,487

Household Products (1.8%):
620	Colgate-Palmolive Co.	49,829
605	Kimberly-Clark Corp.	38,139
3,145	Procter & Gamble Co. (The)	202,318

		290,286

Industrial Conglomerates (2.6%):
1,155	3M Co.	99,677
16,335	General Electric Co.	298,767
430	Tyco International, Ltd.	17,819

		416,263

Insurance (2.5%):
240	AEGON NV, NYS Registered Shares, Sponsored ADR*	1,471
460	AFLAC, Inc.	25,958
2,070	Allstate Corp. (The)	65,992
520	American International Group, Inc.*	29,962
250	Aon Corp.	11,503
960	Arthur J. Gallagher & Co.	27,917
50	Berkshire Hathaway, Inc., Class B*	4,006
1,405	Fidelity National Financial, Inc., Class A	19,220
1,440	Lincoln National Corp.	40,046
1,175	Marsh & McLennan Cos., Inc.	32,125
320	Mercury General Corp.	13,763
1,640	Old Republic International Corp.	22,353
450	Principal Financial Group, Inc.	14,652

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

760	Travelers Cos., Inc. (The)	$42,340
110	Unitrin, Inc.	2,699
2,305	XL Group plc	50,295

		404,302

Internet & Catalog Retail (0.8%):
695	Amazon.com, Inc.*	125,100

Internet Software & Services (2.2%):
800	Akamai Technologies, Inc.*	37,640
160	AOL, Inc.*	3,794
100	Baidu, Inc., Sponsored ADR*	9,653
2,390	eBay, Inc.*	66,514
385	Google, Inc., Class A*	228,678
640	VeriSign, Inc.	20,909

		367,188

IT Services (3.7%):
2,090	Automatic Data Processing, Inc.	96,725
500	Broadridge Financial Solutions, Inc.	10,965
1,100	Cognizant Technology Solutions Corp., Class A*	80,619
810	Fidelity National Information Services, Inc.	22,186
1,675	International Business Machines Corp.	245,823
70	Lender Processing Services, Inc.	2,066
2,405	Paychex, Inc.	74,338
320	Visa, Inc., Class A	22,522
2,615	Western Union Co.	48,561

		603,805

Leisure Equipment & Products (0.4%):
1,250	Eastman Kodak Co.*	6,700
2,400	Mattel, Inc.	61,032

		67,732

Machinery (3.3%):
670	Caterpillar, Inc.	62,752
1,140	Cummins, Inc.	125,411
1,150	Deere & Co.	95,508
910	Eaton Corp.	92,374
665	Parker Hannifin Corp.	57,390
320	Pentair, Inc.	11,683
315	Snap-On, Inc.	17,823
535	SPX Corp.	38,247
630	Timken Co.	30,070

		531.258

Media (2.5%):
2,225	News Corp., Class B	36,534
1,115	Omnicom Group, Inc.	51,067
710	Time Warner Cable, Inc.	46,881
2,440	Time Warner, Inc.	78,495
200	Virgin Media, Inc.	5,448
4,970	Walt Disney Co. (The)	186,425

		404,850

Metals & Mining (1.2%):
4,515	Alcoa, Inc.	69,486
280	Companhia Siderurgica Nacional SA, Sponsored ADR	4,667
235	Freeport-McMoRan Copper & Gold, Inc.	28,221
1,225	Gerdau SA, Sponsored ADR	17,138
860	Nucor Corp.	37,685
550	Southern Copper Corp.	26,807
150	Steel Dynamics, Inc.	2,745
300	Worthington Industries, Inc.	5,520

		192,269

Multi-Utilities (1.8%):
2,090	Ameren Corp.	58,917
650	CenterPoint Energy, Inc.	10,218
1,745	Consolidated Edison, Inc.	86,500
955	Integrys Energy Group, Inc.	46,327
425	OGE Energy Corp.	19,355
2,450	Public Service Enterprise Group, Inc.	77,934

		299,251

Multiline Retail (1.0%):
1,385	J.C. Penney Co., Inc.	44,749
2,420	Macy’s, Inc.	61,226
1,270	Nordstrom, Inc.	53,823
10	Sears Holdings Corp.*	737

		160,535

Oil, Gas & Consumable Fuels (9.3%):
200	Acergy SA, Sponsored ADR	4,868
2,565	Chesapeake Energy Corp.	66,459
3,870	Chevron Corp.	353,138
190	CNOOC, Ltd., Sponsored ADR	45,290
3,100	ConocoPhillips	211,110
650	Consol Energy, Inc.	31,681
7,280	Exxon Mobil Corp.	532,314
2,070	Occidental Petroleum Corp.	203,067
1,315	Southwestern Energy Co.*	49,220
370	Statoil ASA, Sponsored ADR	8,795
130	Total SA, Sponsored ADR	6,952

		1,512,894

Paper & Forest Products (0.4%):
2,270	MeadWestvaco Corp.	59,383

Personal Products (0.3%):
1,500	Avon Products, Inc.	43,590

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Pharmaceuticals (6.3%):
3,220	Abbott Laboratories	$154,270
450	Bristol-Myers Squibb Co.	11,916
800	Eli Lilly & Co.	28,032
660	GlaxoSmithKline plc, Sponsored ADR	25,885
4,230	Johnson & Johnson Co.	261,626
6,450	Merck & Co., Inc.	232,458
17,165	Pfizer, Inc.	300,559
30	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	1,564

		1,016,310

Professional Services (0.1%):
180	Dun & Bradstreet Corp.	14,776

Real Estate Investment Trusts (REITs) (1.8%):
1,590	Annaly Capital Management, Inc.	28,493
3,420	Duke Realty Corp.	42,613
370	Healthcare Realty Trust, Inc.	7,833
2,260	Liberty Property Trust	72,139
1,405	Mack-Cali Realty Corp.	46,450
1,650	Nationwide Health Properties, Inc.	60,027
1,445	Senior Housing Properties Trust	31,703

		289,258

Road & Rail (0.6%):
1,465	CSX Corp.	94,654

Semiconductors & Semiconductor Equipment (2.7%):
2,320	Advanced Micro Devices, Inc.*	18,977
160	Altera Corp.	5,693
940	Analog Devices, Inc.	35,410
360	Applied Materials, Inc.	5,058
8,735	Intel Corp.	183,697
20	First Solar, Inc.*	2,603
875	Linear Technology Corp.	30,266
150	Maxim Integrated Products, Inc.	3,543
1,115	Microchip Technology, Inc.	38,144
1,600	National Semiconductor Corp.	22,016
1,225	NVIDIA Corp.*	18,865
1,770	Texas Instruments, Inc.	57,525
610	Xilinx, Inc.	17,678

		439,475

Software (4.4%):
1,800	Activision Blizzard, Inc.	22,392
1,115	Adobe Systems, Inc.*	34,320
830	Autodesk, Inc.*	31,706
13,835	Microsoft Corp.	386,273
7,205	Oracle Corp.	225,517
1,130	Symantec Corp.*	18,916

		719,124

Specialty Retail (2.8%):
630	Abercrombie & Fitch Co., Class A	36,307
1,190	American Eagle Outfitters, Inc.	17,410
725	Best Buy Co., Inc.	24,860
550	Foot Locker, Inc.	10,791
755	Gap, Inc. (The)	16,716
4,085	Home Depot, Inc.	143,220
1,660	Limited Brands, Inc.	51,012
2,620	Lowe’s Cos., Inc.	65,709
1,430	RadioShack Corp.	26,441
980	Tiffany & Co.	61,025
170	TJX Cos., Inc.	7,546

		461,037

Thrifts & Mortgage Finance (0.4%):

Shares or
Principal	Fair
Amount	Value
444	Capitol Federal Financial, Inc.	$5,291
2,975	New York Community Bancorp, Inc.	56,079

		61,370

Tobacco (1.9%):
4,400	Altria Group, Inc.	108,328
2,735	Philip Morris International, Inc.	160,080
1,120	Reynolds American, Inc.	36,534
559	Vector Group, Ltd.	9,682

		314,624

Trading Companies & Distributors (0.1%):
415	GATX Corp.	14,641

Wireless Telecommunication Services (0.1%):
450	Clearwire Corp., Class A*	2,318
820	Vodafone Group plc, Sponsored ADR	21,673

		23,991

Total Common Stocks (Cost $15,497,707)		16,345,546

Put Options (0.4%):
18	On S&P 500 Index, Strike @ 1075 Exp. 1/22/11	990
16	On S&P 500 Index, Strike @ 1125 Exp. 1/22/11	1,840
16	On S&P 500 Index, Strike @ 1075 Exp. 2/19/11	4,560
21	On S&P 500 Index, Strike @ 1000 Exp. 2/19/11	8,190
17	On S&P 500 Index, Strike @ 1125 Exp. 2/19/11	9,010

8

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Shares or		Fair
Contracts		Value
Options, continued

28	On S&P 500 Index, Strike @ 1000 Exp. 3/19/11	$23,240
12	On S&P 500 Index, Strike @ 1125 Exp. 3/19/11	12,840

Total Put Options (Cost $143,344)		60,670

Investment Company (2.2%):
360,038	Dreyfus Treasury Prime Cash Management, 0.00%(a)	360,038

Total Investment Company (Cost $360,038)		360,038

Total Investment Securities (Cost $16,001,089)(b) — 103.3%		16,766,254
Net other assets (liabilities) — (3.3)%		(549,039)

Net Assets — 100.0%		$16,217,215

Percentages indicated are based on net assets as of December 31, 2010.

+	The $16,345,546 aggregate value of common stocks covers outstanding call options written.

*	Non-income producing security

plc—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Call Options Written (−3.69%)

Contract Size		Fair Value
Written Options (−3.69%)
(32)	On S&P 500 Index, Strike @ 1200 Exp. 1/22/11	$(196,640)
(31)	On S&P 500 Index, Strike @ 1225 Exp. 1/22/11	(124,155)
(17)	On S&P 500 Index, Strike @ 1250 Exp. 1/22/11	(37,145)
(15)	On S&P 500 Index, Strike @ 1200 Exp. 2/19/11	(103,725)
(16)	On S&P 500 Index, Strike @ 1225 Exp. 2/19/11	(80,080)
(17)	On S&P 500 Index, Strike @ 1250 Exp. 2/19/11	(56,695)

Total Written Options (Premiums received $(478,370))		$(598,440)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Brazil	0.1%
Canada	—	ˆ
Cayman Islands	0.1
China	0.3
France	—	ˆ
Ireland (Republic of)	0.4
Israel	—	ˆ
Luxembourg	—	ˆ
Netherlands	1.3
Norway	0.1
Switzerland	0.3
United Kingdom	0.3
United States	97.1

	100.0%

ˆ	Represents less than 0.05%.

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Statement of Assets and Liabilities
December 31, 2010

AZL
Gateway Fund

Assets:
Investment securities, at cost	$16,001,089

Investment securities, at value	$16,766,254
Dividends receivable	22,167
Receivable for capital shares issued	19,615
Reclaims receivable	39
Receivable from Manager	14,989
Prepaid expenses	188

Total Assets	16,823,252

Liabilities:
Written options (Premiums received $478,370)	598,440
Payable for capital shares redeemed	33
Administration fees payable	1,032
Distribution fees payable	3,128
Custodian fees payable	1,662
Administrative and compliance services fees payable	98
Trustee fees payable	20
Other accrued liabilities	1,624

Total Liabilities	606,037

Net Assets	$16,217,215

Net Assets Consist of:
Capital	$16,054,234
Accumulated net investment income/(loss)	2,324
Accumulated net realized gains/(losses) from investment transactions	(484,438)
Net unrealized appreciation/(depreciation) on investments	645,095

Net Assets	$16,217,215

Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,600,817
Net Asset Value (offering and redemption price per share)	$10.13

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Statement of Operations
For the Period Ended December 31, 2010

AZL
Gateway Fund(a)

Investment Income:
Dividends	$193,993
Foreign withholding tax	(7)

Total Investment Income	193,986

Expenses:
Manager fees	59,061
Administration fees	8,124
Distribution fees	18,456
Custodian fees	6,828
Administrative and compliance services fees	251
Trustees’ fees	21,202
Professional fees	881
Shareholder reports	977
Other expenses	1,514

Total expenses before reductions	117,294
Less expenses contractually waived/reimbursed by the Manager	(25,000)

Net expenses	92,294

Net Investment Income/(Loss)	101,692

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(233,425)
Net realized gains/(losses) on options transactions	(251,013)
Change in unrealized appreciation/(depreciation) on investments	645,095

Net Realized/Unrealized Gains/(Losses) on Investments	160,657

Change in Net Assets Resulting From Operations	$262,349

(a)	For the period April 30, 2010 (commencement of operations) to December 31, 2010.

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Statement of Changes in Net Assets

AZL Gateway Fund
April 30, 2010 to
December 31,
2010(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$101,692
Net realized gains/(losses) on investment transactions	(484,438)
Change in unrealized appreciation/(depreciation) on investments	645,095

Change in net assets resulting from operations	262,349

Dividends to Shareholders:
From net investment income	(107,605)

Change in net assets resulting from dividends to shareholders	(107,605)

Capital Transactions:
Proceeds from shares issued	20,729,615
Proceeds from dividends reinvested	107,605
Value of shares redeemed	(4,774,749)

Change in net assets resulting from capital transactions	16,062,471

Change in net assets	16,217,215
Net Assets:
Beginning of period	—

End of period	$16,217,215

Accumulated net investment income/(loss)	$2,324

Share Transactions:
Shares issued	2,076,896
Dividends reinvested	10,622
Shares redeemed	(486,701)

Change in shares	1,600,817

(a)	Period from commencement of operations.

12

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the period indicated)

April 30, 2010 to
December 31,
2010 (a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	0.13

Total from Investment Activities	0.20

Dividends to Shareholders From:
Net Investment Income	(0.07)

Total Dividends	(0.07)

Net Asset Value, End of Period	$10.13

Total Return(b) (c)	1.98%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$16,217
Net Investment Income/(Loss)(d)	1.38%
Expenses Before Reductions(d) (e)	1.59%
Expenses Net of Reductions(d)	1.25%
Portfolio Turnover Rate(c)	27.90%

(a)	Period from commencement of operations.

(b)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the return would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

13

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Gateway Fund (the “Fund”), which commenced operations on April 30, 2010. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Notes to the Financial Statements, continued
December 31, 2010

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Notes to the Financial Statements, continued
December 31, 2010

termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the period ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the period ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the period ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Options Contracts

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. Writing index call options reduces the Fund’s volatility, provides a steady cash flow and is an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the period ended December 31, 2010, written index call options and purchased index put options were used in accordance with this objective.

A stock index fluctuates with changes in the market values of the stocks included in the index, and therefore options on stock indexes involve elements of equity price risk.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Notes to the Financial Statements, continued
December 31, 2010

Purchased Options Contracts — The Fund pays a premium which is included in “Investment securities, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options which expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses.

Realized gains and losses are reported as “Net realized gains/(losses) on options transactions” on the Statement of Operations.

The Fund had the following transactions in purchased call and put options during the period ended December 31, 2010:

	Number of
	Contracts	Cost
Options outstanding at April 30, 2010	—	$—
Options purchased	558	845,140
Options expired	(54)	(116,485)
Options closed	(376)	(585,311)

Options outstanding at December 31, 2010	128	$143,344

The Fund had the following transactions in written call and put options during the period ended December 31, 2010:

	Number of	Premiums
	Contracts	Received
Options outstanding at April 30, 2010	—	$—
Options written	(650)	(2,600,905)
Options expired	9	45,968
Options closed	513	2,076,567

Options outstanding at December 31, 2010	(128)	$(478,370)

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Investment securities, at value (purchased options)	$60,670	Written options	$598,440

*	Total Fair Value is presented by Primary Risk Exposure.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Equity Contracts	Net realized gains/(losses) on options transactions/change in unrealized appreciation/(depreciation) on investments	$(251,013)	$(202,744)

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Notes to the Financial Statements, continued
December 31, 2010

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.25%.

For the period ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Gateway Fund	0.80%	1.25%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Expires
12/31/2013
AZL Gateway Fund	$25,000

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the period ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Notes to the Financial Statements, continued
December 31, 2010

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2010, $157 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Notes to the Financial Statements, continued
December 31, 2010

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the period ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$16,345,546	$—	$—	$16,345,546
Options	60,670	—	—	60,670
Investment Company	360,038	—	—	360,038

Total Investment Securities	16,766,254	—	—	16,766,254

Written Options	(598,440)	—	—	(598,440)

Total Investments	$16,167,814	$—	$—	$16,167,814

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the period April 30, 2010 through December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Gateway Fund	$18,744,474	$3,013,343

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Gateway Fund
Notes to the Financial Statements, continued
December 31, 2010

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $15,444,421. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,111,401
Unrealized depreciation	(388,008)

Net unrealized appreciation	$723,393

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2018
AZL Gateway Fund	$10,238

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $550,174 of deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the period ended December 31, 2010 were as follows:

			Net
	Ordinary	Return of	Long-Term	Total
	Income	Capital	Capital Gains	Distributions(a)
AZL Gateway Fund	$105,722	$1,883	$—	$107,605

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Accumulated		Total
	Ordinary	Capital and	Unrealized	Accumulated
	Income	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Gateway Fund	$—	$(560,412)	$723,393	$162,981

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Gateway Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statements of operations and changes in net assets, and the financial highlights for the period April 30, 2010 to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the period April 30, 2010 to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2010, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

25

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

26

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

27

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

29

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

30

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® International Index Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund
Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® International Index Fund returned 7.12%. That compared to a 8.21% total return for its benchmark, the MSCI EAFE Index1. The Fund attempts to replicate the performance of the MSCI EAFE index of international developed market stocks. The global equity markets generally performed well during the 12-month period. Many developed economies experienced solid growth, which contributed to relatively strong stock market performance. However, some European markets suffered steep losses due to fallout from the region’s sovereign debt crisis.
Among developed markets, Sweden (up 33.8%), Denmark (30.7%) and Hong Kong (23.2%) were the top performers for the 12-month period. The worst-performing markets were Greece (-44.9%), Spain (-22%) and Ireland (-18.1%). Each of these countries was significantly affected by sovereign debt problems.
Sectors in which growth benefited from the global economic expansion outperformed more-defensive sectors during the period. The strongest-performing sectors included industrials, consumer discretionary and materials. The utilities, health care and financial sectors were among the period’s weakest performers.* The underperformance of the Fund against its benchmark was primarily the result of Fund expenses that are not reflected in the Index.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® International Index Fund Review
Fund Objective
The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

		Since
	1	Inception
	Year	(5/1/09)

AZL® International Index Fund	7.12%	23.30%

MSCI EAFE Index (gross of withholding taxes)	8.21%	26.16%

MSCI EAFE Index (net of withholding taxes)	7.75%	25.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® International Index Fund	0.91%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contact limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% through April 30, 2011 and 0.77% effective May 1, 2011 through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL International Index Fund	$1,000.00	$1,247.40	$3.97	0.70%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL International Index Fund	$1,000.00	$1,021.68	$3.57	0.70%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL International Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Aerospace & Defense	0.6%
Air Freight & Logistics	0.3
Airlines	0.3
Auto Components	0.7
Automobiles	3.4
Beverages	1.8
Biotechnology	0.2
Building Products	0.6
Capital Markets	1.4
Chemicals	3.4
Commercial Banks	12.2
Commercial Services & Supplies	0.5
Communications Equipment	0.7
Computers & Peripherals	0.4
Construction & Engineering	0.7
Construction Materials	0.6
Consumer Finance	0.1
Containers & Packaging	0.1
Distributors	0.2
Diversified Consumer Services	0.1
Diversified Financial Services	2.0
Diversified Telecommunication Services	3.2
Electric Utilities	3.2
Electrical Equipment	1.4
Electronic Equipment, Instruments & Components	1.3
Energy Equipment & Services	0.7
Food & Staples Retailing	2.2
Food Products	3.4
Gas Utilities	0.4
Health Care Equipment & Supplies	0.7
Health Care Providers & Services	0.2
Hotels, Restaurants & Leisure	0.9
Household Durables	0.9
Household Products	0.6
Independent Power Producers & Energy Traders	0.2
Industrial Conglomerates	1.7
Insurance	3.9
Internet & Catalog Retail	0.1
Internet Software & Services	0.1
IT Services	0.2
Leisure Equipment & Products	0.2
Life Sciences Tools & Services	0.1
Machinery	2.8
Marine	0.6
Media	1.5
Metals & Mining	6.7
Multi-Utilities	1.0
Multiline Retail	0.4
Office Electronics	0.7
Oil, Gas & Consumable Fuels	6.7
Paper & Forest Products	0.2
Personal Products	0.3
Pharmaceuticals	6.6
Professional Services	0.4
Real Estate Investment Trusts (REITs)	1.3
Real Estate Management & Development	1.9
Road & Rail	0.9
Semiconductors & Semiconductor Equipment	0.6
Software	0.9
Specialty Retail	0.8
Textiles, Apparel & Luxury Goods	1.2
Tobacco	1.1
Trading Companies & Distributors	1.2
Transportation Infrastructure	0.3
Water Utilities	— ^
Wireless Telecommunication Services	2.0
Investment Companies	1.4

97.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

^	Represents less than 0.05%.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (96.0%):
Aerospace & Defense (0.6%):
101,591	BAE Systems plc	$522,731
32,708	Cobham plc	103,839
694	Elbit Systems, Ltd.	37,063
11,933	European Aeronautic Defence & Space Co. NV*	278,313
11,924	Finmeccanica SpA	135,557
3,357,184	Rolls-Royce Group plc, Class C*+	—
54,879	Rolls-Royce Group plc	533,080
4,988	Safran SA	176,638
51,000	Singapore Technologies Engineering, Ltd.	135,926
2,631	Thales SA	92,150

		2,015,297

Air Freight & Logistics (0.3%):
25,070	Deutsche Post AG	423,129
45,000	Global Logistic Properties, Ltd.*	75,744
11,190	TNT NV	295,760
19,790	Toll Holdings, Ltd.	115,886
11,900	YAMATO HOLDINGS Co., Ltd.	169,305

		1,079,824

Airlines (0.3%):
4,092	Air France-KLM*	74,661
25,000	All Nippon Airways Co., Ltd.*	93,277
17,294	British Airways plc*	73,547
36,000	Cathay Pacific Airways, Ltd.	99,199
6,923	Deutsche Lufthansa AG, Registered Shares*	152,157
13,051	Iberia Lineas Aereas de Espana SA*	55,716
32,870	Qantas Airways, Ltd.*	85,324
1,400	Ryanair Holdings plc, SP ADR	43,064
16,000	Singapore Airlines, Ltd.	190,765

		867,710

Auto Components (0.7%):
5,700	AISIN SEIKI Co., Ltd.	201,581
19,500	Bridgestone Corp.	376,600
5,194	Compagnie Generale DES Establissements Michelin SCA, Class B	373,529
1,433	Continental AG*	111,630
14,400	DENSO Corp.	496,661
3,000	Koito Manufacturing Co., Ltd.	46,927
5,000	NGK Spark Plugs Co., Ltd.	76,669
4,000	NHK SPRING Co., Ltd.	43,474
3,000	NOK Corp.	62,471
3,151	Nokian Renkaat OYJ	115,645
6,770	Pirelli & C. SpA	54,749
4,400	Stanley Electric Co., Ltd.	82,124
5,100	Sumitomo Rubber Industries, Ltd.	53,272
1,900	Toyoda Gosei Co., Ltd.	44,595
2,100	Toyota Boshoku Corp.	37,067
5,200	TOYOTA Industries Corp.	161,352

		2,338,346

Automobiles (3.4%):
9,800	Bayerische Motoren Werke AG (BMW)	768,222
1,539	Bayerische Motoren Werke AG (BMW), Preferred Shares	79,314
6,000	Daihatsu Motor Co., Ltd.	92,016
26,701	Daimler AG, Registered Shares*	1,815,913
22,693	Fiat SpA	467,192
17,000	Fuji Heavy Industries, Ltd.	131,819
48,200	Honda Motor Co.	1,905,509
35,000	Isuzu Motors, Ltd.	158,948
47,000	Mazda Motor Corp.	134,768
118,000	Mitsubishi Motors Corp.*	171,450
73,600	Nissan Motor Co., Ltd.	700,168
2,542	Porsche Automobil Holding SE, Preferred Shares	202,307
4,595	PSA Peugeot Citroen SA*	174,298
5,774	Renault SA*	336,164
9,900	Suzuki Motor Corp.	243,666
81,600	Toyota Motor Corp.	3,214,136
853	Volkswagen AG	120,209
5,040	Volkswagen AG, Preferred Shares	819,349
7,900	Yamaha Motor Co., Ltd.*	128,656

		11,664,104

Beverages (1.8%):
21,373	Anheuser-Busch InBev NV	1,220,889
11,300	Asahi Breweries, Ltd.	218,811
3,170	Carlsberg A/S, Class B	317,301
16,418	Coca-Cola Amatil, Ltd.	182,245
5,303	Coca-Cola Hellenic Bottling Co. SA	137,270
1,600	Coca-Cola West Co., Ltd.	28,985
74,151	Diageo plc	1,373,220
57,631	Foster’s Group, Ltd.	334,879
3,306	Heineken Holding NV	143,872
7,772	Heineken NV	380,859
1,900	ITO EN, Ltd.	31,588
25,000	Kirin Holdings Co., Ltd.	350,560
5,866	Pernod Ricard SA	552,042
28,125	SABMiller plc	988,895
7,000	Sapporo Holdings, Ltd.	31,723

		6,293,139

Biotechnology (0.2%):
3,022	Actelion, Ltd., Registered Shares*	166,307
16,219	CSL, Ltd.	600,893
4,117	Grifols SA	56,152

		823,352

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Building Products (0.6%):
30,000	Asahi Glass Co., Ltd.	$350,335
9,404	Assa Abloy AB, Class B	265,352
11,783	Compagnie de Saint-Gobain	607,542
6,900	Daikin Industries, Ltd.	244,561
1,165	Geberit AG, Registered Shares	269,472
7,600	JS Group Corp.	167,236
25,000	Nippon Sheet Glass Co., Ltd.	67,435
8,000	TOTO, Ltd.	57,994

		2,029,927

Capital Markets (1.4%):
29,693	3i Group plc	152,201
49,300	Daiwa Securities Group, Inc.	253,577
27,562	Deutsche Bank AG, Registered Shares	1,438,187
6,094	GAM Holding, Ltd.*	100,712
16,157	ICAP plc	134,887
13,723	Investec plc	112,853
13,481	Investor AB, B Shares	288,606
6,126	Julius Baer Group, Ltd.	287,006
10,116	Macquarie Group, Ltd.	382,617
52,471	Man Group plc	242,493
13,405	MAp Group	40,967
4,200	Matsui Securities Co., Ltd.	29,871
13,565	Mediobanca SpA	120,813
19,000	Mizuho Securities Co., Ltd.	54,478
104,600	Nomura Holdings, Inc.	663,047
3,088	Ratos AB, B Shares	114,447
605	SBI Holdings, Inc.	91,730
3,453	Schroders plc	99,935

		4,608,427

Chemicals (3.4%):
8,374	Air Liquide SA	1,059,036
4,000	Air Water, Inc.	51,061
6,892	Akzo Nobel NV	428,904
38,000	ASAHI KASEI Corp.	247,930
27,182	BASF SE	2,179,387
825	Brenntag AG*	83,834
8,000	Daciel Chemical Industries, Ltd.	58,401
15,000	DENKI KAGAKU KOGYO KABUSHIKI KAISHA	71,250
250	Givaudan SA, Registered Shares	270,022
2,900	Hitachi Chemical Co., Ltd.	60,003
47,151	Incitec Pivot, Ltd.	190,412
12,810	Israel Chemicals, Ltd.	219,902
6,454	Johnson Matthey plc	205,280
5,500	JSR Corp.	102,528
4,289	K+S AG	324,634
10,000	Kaneka Corp.	69,306
6,000	Kansai Paint Co., Ltd.	58,066
4,587	Koninklijke DSM NV	261,468
10,500	Kuraray Co., Ltd.	150,433
2,421	Lanxess AG	190,013
5,021	Linde AG	765,700
7,236	Makhteshim-Agan Industries, Ltd.*	37,135
38,000	Mitsubishi Chemical Holdings Corp.	257,767
11,000	Mitsubishi Gas Chemical Co., Inc.	78,128
25,000	Mitsui Chemicals, Inc.	89,538
4,000	Nissan Chemical Industries, Ltd.	51,826
4,900	Nitto Denko Corp.	230,628
1,393	Novozymes A/S, B Shares	194,143
10,660	Orica, Ltd.	271,294
12,100	Shin-Etsu Chemical Co., Ltd.	655,219
41,000	Showa Denko K.K	92,326
59	Sika AG-BEARER	129,526
1,785	Solvay SA	190,324
46,000	SUMITOMO CHEMICAL Co., Ltd.	226,481
2,800	Syngenta AG	820,408
8,000	Taiyo Nippon Sanso Corp.	70,604
28,000	Teijin, Ltd.	119,603
10,000	Tokuyama Corp.	51,698
44,000	Toray Industries, Inc.	262,728
17,000	TOSOH Corp.	55,225
29,000	Ube Industries, Ltd.	87,077
3,286	Umicore	171,179
490	Wacker Chemie AG	86,091
5,554	Yara International ASA	321,474

		11,597,992

Commercial Banks (12.2%):
11,000	77th Bank, Ltd. (The)	58,380
15,262	Alpha Bank AE*	77,683
16,000	Aozora Bank, Ltd.	33,107
75,745	Australia & New Zealand Banking Group, Ltd.	1,807,442
15,489	Banca Carige SpA	32,468
69,185	Banca Monte dei Paschi di Siena SpA*	78,652
126,449	Banco Bilbao Vizcaya Argentaria SA	1,278,989
82,940	Banco Comercial Portugues SA	64,588
30,115	Banco de Sabadell SA	118,762
7,507	Banco de Valencia SA	32,923
14,770	Banco Espirito Santo SA	56,886
18,511	Banco Popolare Societa Cooperativa	83,907
26,449	Banco Popular Espanol SA	135,673
243,523	Banco Santander SA	2,587,110
28,379	Bank Hapoalim BM*	147,877
34,863	Bank Leumi Le-Israel	178,716

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Commercial Banks, continued

26,405	Bank of Cyprus Public Co., Ltd.	$91,160
44,600	Bank of East Asia, Ltd. (The)	186,728
9,000	Bank of Kyoto, Ltd. (The)	85,326
37,000	Bank of Yokohama, Ltd. (The)	191,760
8,052	Bankinter SA	44,705
338,675	Barclays plc	1,393,143
10,860	Bendigo and Adelaide Bank, Ltd.	110,452
28,367	BNP Paribas, Inc.	1,810,677
110,000	BOC Hong Kong Holdings, Ltd.	373,639
22,000	Chiba Bank, Ltd. (The)	142,985
5,000	Chugoku Bank, Ltd. (The)	60,522
30,000	Chuo Mitsui Trust Holdings, Inc.	124,482
20,876	Commerzbank AG*	155,618
45,837	Commonwealth Bank of Australia	2,378,316
28,689	Credit Agricole SA	364,969
13,597	Danske Bank A/S*	348,604
51,000	DBS Group Holdings, Ltd.	569,156
15,274	Dexia SA*	53,158
29,149	DnB NOR ASA	409,326
8,952	EFG Eurobank Ergasias*	45,008
5,489	Erste Group Bank AG	257,915
24,000	Fukuoka Financial Group, Inc.	104,283
96,164	Governor & Co. of the Bank of Ireland (The)*	51,529
11,000	Gunma Bank, Ltd. (The)	60,410
13,000	Hachijuni Bank, Ltd. (The)	72,678
22,800	Hang Seng Bank, Ltd.	374,455
14,000	Hiroshima Bank, Ltd. (The)	58,959
37,000	Hokuhoku Financial Group, Inc.	75,171
521,091	HSBC Holdings plc	5,309,323
227,955	Intesa Sanpaolo	618,097
26,988	Intesa Sanpaolo	64,351
22,506	Israel Discount Bank*	51,400
7,000	Iyo Bank, Ltd. (The)	56,030
20,000	Joyo Bank, Ltd. (The)	87,910
4,850	KBC Groep NV*	165,645
1,208,784	Lloyds Banking Group plc*	1,239,480
376,900	Mitsubishi UFJ Financial Group, Inc.	2,036,953
3,851	Mizrahi Tefahot Bank, Ltd.	42,356
605,019	Mizuho Financial Group, Inc.	1,139,515
46,000	Mizuho Trust & Banking Co., Ltd.*	47,573
63,133	National Australia Bank, Ltd.	1,528,951
27,972	National Bank of Greece SA*	226,450
25,742	Natixis*	120,559
20,000	NISHI-NIPPON CITY BANK, Ltd. (The)	60,817
95,712	Nordea Bank AB	1,041,586
73,000	Oversea-Chinese Banking Corp., Ltd.	562,043
1,466	Raiffeisen International Bank-Holding AG	80,289
17,187	Resona Holdings, Inc.	103,115
521,668	Royal Bank of Scotland Group plc*	319,562
10,441	Sapporo Hokuyo Holdings, Inc.	48,848
19,904	Senshu Ikeda Holdings, Inc.	28,442
21	Seven Bank, Ltd.	44,470
30,000	Shinsei Bank, Ltd.	39,139
18,000	Shizuoka Bank, Ltd. (The)	166,079
42,080	Skandinaviska Enskilda Banken AB, Class A	351,172
18,778	Societe Generale	1,011,043
69,032	Standard Chartered plc	1,858,378
39,769	Sumitomo Mitsui Financial Group, Inc.	1,415,926
43,000	Sumitomo Trust & Banking Co., Ltd. (The)	271,062
6,000	Suruga Bank, Ltd.	55,851
16,766	Svenska Cellulosa AB, B Shares	264,725
14,485	Svenska Handelsbanken AB, A Shares	463,106
21,257	Swedbank AB, A Shares*	296,617
17,836	UBI Banca — Unione di Banche Italiane Scpa	156,218
399,285	UniCredit SpA	825,640
36,000	United Overseas Bank, Ltd.	510,610
88,463	Westpac Banking Corp.	2,007,796
5,000	Wing Hang Bank, Ltd.	69,072
6,000	Yamaguchi Financial Group, Inc.	60,751

		41,615,247

Commercial Services & Supplies (0.5%):
7,861	Aggreko plc	181,742
10,107	Babcock International Group plc	90,019
42,267	Brambles, Ltd.	307,549
17,000	Dai Nippon Printing Co., Ltd.	231,401
40,884	G4S plc	162,403
901	Neopost SA*+	—
6,200	SECOM Co., Ltd.	293,472
8,950	Securitas AB, B Shares	104,692
15,061	Serco Group plc	130,475
835	Societe BIC SA	71,745
16,000	TOPPAN PRINTING Co., Ltd.	146,122

		1,719,620

Communications Equipment (0.7%):
69,839	Alcatel-Lucent*	204,127
110,832	Nokia OYJ	1,147,033
89,130	Telefonaktiebolaget LM Ericsson, B Shares	1,032,829

		2,383,989

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Computers & Peripherals (0.4%):
56,000	Fujitsu, Ltd.	$389,487
5,152	Logitech International SA, Registered Shares*	98,156
76,000	NEC Corp.	228,259
4,000	Seiko Epson Corp.	72,840
120,000	Toshiba Corp.	653,340

		1,442,082

Construction & Engineering (0.7%):
4,097	ACS, Actividades de Construccion y Servicios SA	192,089
20,594	Balfour Beatty plc	100,487
6,941	Bouygues SA	299,683
5,000	Chiyoda Corp.	49,718
1,172	Eiffage SA	51,751
1,484	Fomento de Construcciones y Contratas SA	39,012
1,400	Hochtief AG	118,348
6,000	JGC Corp.	130,301
26,000	Kajima Corp.	69,175
4,000	Kinden Corp.	36,943
2,087	Koninklijke Boskalis Westminster NV	99,732
4,056	Leighton Holdings, Ltd.	127,579
19,000	Obayashi Corp.	87,474
17,000	Shimizu Corp.	72,621
11,796	Skanska AB, B Shares	234,080
29,000	TAISEI Corp.	67,833
13,019	Vinci SA	708,971

		2,485,797

Construction Materials (0.6%):
20,722	Boral, Ltd.	102,278
5,708	CIMPOR-Cimentos de Portugal SGPS SA	38,672
21,190	CRH plc	439,367
18,314	Fletcher Building, Ltd.	109,227
4,090	HeidelbergCement AG	255,687
7,261	Holcim, Ltd., Registered Shares	548,910
1,181	Imerys SA	78,842
12,151	James Hardie Industries SE*	84,139
5,994	Lafarge SA	376,543

		2,033,665

Consumer Finance (0.1%):
2,700	Aeon Credit Service Co., Ltd.	38,164
4,300	Credit Saison Co., Ltd.	70,703
3,090	ORIX Corp.	303,869

		412,736

Containers & Packaging (0.1%):
36,851	Amcor, Ltd.	254,222
25,146	Rexam plc	130,460
4,700	Toyo Seikan Kaisha, Ltd.	89,365

		474,047

Distributors (0.2%):
2,100	Canon Marketing Japan, Inc.	29,894
3,000	Jardine Cycle & Carriage, Ltd.	85,563
68,000	Li & Fung, Ltd.	394,212

		509,669

Diversified Consumer Services (0.1%):
2,100	Benesse Holdings, Inc.	96,731
71,300	Sands China, Ltd.*	156,317

		253,048

Diversified Financial Services (2.0%):
5,062	ASX, Ltd.	194,952
74,028	BGP Holdings plc*+	—
799	Compagnie Nationale a Portefeuille	39,121
33,337	Credit Suisse Group AG	1,345,525
24,049	Criteria Caixacorp SA	128,024
5,735	Deutsche Boerse AG	398,184
857	Eurazeo	63,612
1,831	EXOR SpA	61,055
2,340	Groupe Bruxelles Lambert SA	196,954
30,300	Hong Kong Exchanges & Clearing, Ltd.	685,521
3,429	Industrivarden AB, C Shares	60,233
113,367	ING Groep NV*	1,106,138
6,301	Kinnevik Investment AB, Class B	128,506
4,633	London Stock Exchange Group plc	60,583
1,810	Mitsubishi UFJ Lease & Finance Co., Ltd.	71,754
795	Pargesa Holding SA	67,520
4,083	Pohjola Bank plc	48,926
43,795	Resolution, Ltd.	159,886
25,000	Singapore Exchange, Ltd.	164,050
107,702	UBS AG, Registered Shares*	1,768,202

		6,748,746

Diversified Telecommunication Services (3.2%):
4,371	Belgacom SA	146,900
49,829	Bezeq The Israeli Telecommunication Corp., Ltd.	152,107
229,657	BT Group plc	648,156
83,898	Deutsche Telekom AG	1,079,735
4,156	Elisa OYJ	90,660
54,873	France Telecom SA	1,145,407
6,975	Hellenic Telecommunications Organization SA	57,163

8

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Diversified Telecommunication Services, continued

465	Iliad SA	$50,598
12,955	Inmarsat plc	136,138
46,544	Koninklijke KPN NV	679,638
15,376	Nippon Telegraph and Telephone Corp.	703,629
122,000	PCCW, Ltd.	53,942
17,094	Portugal Telecom SGPS SA, Registered Shares	192,744
236,000	Singapore Telecommunications, Ltd.	560,932
692	Swisscom AG, Registered Shares	304,505
9,399	Tele2 AB, B Shares	196,510
59,329	Telecom Corp. of New Zealand, Ltd.	100,257
279,644	Telecom Italia SpA	361,478
181,087	Telecom Italia SpA	196,572
121,560	Telefonica SA	2,760,328
9,634	Telekom Austria AG	135,467
24,697	Telenor ASA	401,786
66,453	TeliaSonera AB	527,231
130,631	Telstra Corp., Ltd.	372,569

		11,054,452

Electric Utilities (3.2%):
717	Acciona SA	50,809
14,000	Cheung Kong Infrastructure Holdings, Ltd.	64,041
19,200	Chubu Electric Power Co., Inc.	472,053
9,000	Chugoku Electric Power Co., Inc. (The)	182,942
57,000	CLP Holdings, Ltd.	462,497
8,563	Contact Energy, Ltd.	41,548
53,297	E.ON AG	1,629,395
55,529	EDP — Energias de Portugal SA	184,796
6,778	EDP Renovaveis SA*	39,316
7,550	Electricite de France	310,074
194,808	Enel SpA	972,971
13,276	Fortum OYJ	402,701
36,612	GDF Suez	1,316,392
5,200	Hokkaido Electric Power Co., Inc.	106,341
5,300	Hokuriku Electric Power Co.	130,248
40,500	Hongkong Electric Holdings, Ltd.	255,311
119,460	Iberdrola SA	920,207
22,300	Kansai Electric Power Co., Inc. (The)	550,536
11,400	Kyushu Electric Power Co., Inc.	255,564
2,111	Oesterreichische Elektrizitaetswirtschafts AG, Class A	78,657
3,335	Public Power Corp. SA	47,912
3,268	Red Electrica Corporacion SA	153,629
27,323	Scottish & Southern Energy plc	522,017
5,200	Shikoku Electric Power Co., Inc.	152,975
41,614	SP AusNet	36,977
38,033	Terna — Rete Elettrica Nationale SpA	160,629
12,800	Tohoku Electric Power Co., Inc.	285,410
42,100	Tokyo Electric Power Co., Inc. (The)	1,028,409

		10,814,357

Electrical Equipment (1.4%):
64,852	ABB, Ltd.	1,448,834
6,032	Alstom SA	288,674
1,132	Bekaert SA	130,101
18,000	Fuji Electric Holdings Co., Ltd.	56,046
19,000	Furukawa Electric Co., Ltd. (The)	85,344
11,000	GS Yuasa Corp.	76,074
4,594	Legrand SA	187,214
57,000	Mitsubishi Electric Corp.	597,773
5,337	Prysmian SpA	90,874
14,999	Renewable Energy Corp. A/S*	45,837
7,195	Schneider Electric SA	1,077,035
22,300	Sumitomo Electric Industries, Ltd.	309,580
3,400	Ushio, Inc.	64,784
6,087	Vestas Wind Systems A/S*	192,266

		4,650,436

Electronic Equipment, Instruments & Components (1.3%):
6,600	Citizen Holdings Co., Ltd.	45,483
66,144	Foxconn International Holdings, Ltd.*	46,195
13,700	Fujifilm Holdings Corp.	495,036
2,100	Hamamatsu Photonics K.K	76,733
1,000	HIROSE ELECTRIC Co., Ltd.	112,708
2,100	Hitachi High-Technologies Corp.	48,895
134,100	Hitachi, Ltd.	715,688
13,000	HOYA Corp.	315,526
3,900	IBIDEN Co., Ltd.	122,929
1,200	Keyence Corp.	347,015
4,800	KYOCERA Corp.	489,666
700	MABUCHI MOTOR Co., Ltd.	36,061
2,500	Mitsumi Electric Co., Ltd.	45,946
6,000	Murata Manufacturing Co., Ltd.	420,237
3,200	Nidec Corp.	322,751
10,000	Nippon Electric Glass Co., Ltd.	144,197
6,100	Omron Corp.	161,621
7,000	Shimadzu Corp.	54,370
3,700	TDK Corp.	257,210

9

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued

7,000	Yaskawa Electric Corp.	$66,153
6,700	Yokogawa Electric Corp.	53,250

		4,377,670

Energy Equipment & Services (0.7%):
4,628	Aker Solutions ASA	78,864
10,044	AMEC plc	180,232
4,327	Compagnie Generale de Geophysique-Veritas*	132,071
43,354	Enel Green Power SpA*	91,579
1,979	Fugro NV	162,868
7,569	Petrofac, Ltd.	187,495
7,930	Saipem SpA	390,644
4,911	SBM Offshore NV	110,178
8,320	Seadrill, Ltd.	281,607
2,870	Technip-Coflexip SA	265,476
13,793	Tenaris SA	337,920
5,610	WorleyParsons, Ltd.	153,275

		2,372,209

Food & Staples Retailing (2.2%):
17,600	AEON Co., Ltd.	220,153
17,763	Carrefour SA	732,701
1,633	Casino Guichard-Perrachon SA	159,256
2,175	Colruyt SA	110,678
2,938	Delhaize Group	216,617
1,900	FamilyMart Co., Ltd.	71,598
36,042	J Sainsbury plc	211,618
6,480	Jeronimo Martins SGPS SA	98,835
1,887	Kesko OYJ, B Shares	88,115
35,278	Koninklijke Ahold NV	465,829
1,800	LAWSON, Inc.	89,029
23,823	Metcash, Ltd.	99,946
3,805	Metro AG	274,011
34,000	Olam International, Ltd.	83,189
22,300	Seven & I Holdings Co., Ltd.	595,765
237,533	Tesco plc	1,574,841
5,100	UNY Co., Ltd.	51,537
29,749	Wesfarmers, Ltd.	972,873
4,400	Wesfarmers, Ltd., Price Protected Shares	145,262
62,366	William Morrison Supermarkets plc	260,310
36,439	Woolworths, Ltd.	1,004,704

		7,526,867

Food Products (3.4%):
20,000	Ajinomoto Co., Inc.	208,357
2,392	Aryzta AG*	110,539
10,381	Associated British Foods plc	191,076
74,200	Cable & Wireless Worldwide	76,061
17,258	Danone SA	1,083,841
202,382	Golden Agri-Resources, Ltd.	126,141
37,236	Goodman Fielder, Ltd.	51,186
5,000	Kikkoman Corp.	55,955
25	Lindt & Spruengli AG	75,611
3	Lindt & Spruengli AG, Registered Shares	96,629
2,026	Meiji Holdings Co., Ltd.	91,556
102,542	Nestle SA	6,008,584
6,000	Nippon Meat Packers, Inc.	78,372
6,000	Nisshin Seifun Group, Inc.	76,151
1,900	Nissin Foods Holdings Co., Ltd.	68,095
52,040	Parmalat SpA	142,474
1,826	Suedzucker AG	48,351
3,000	Toyo Suisan Kaisha, Ltd.	66,739
48,210	Unilever NV	1,499,663
37,985	Unilever plc	1,161,432
57,000	Wilmar International, Ltd.	250,080
2,900	Yakult Honsha Co., Ltd.	83,521
4,000	Yamazaki Baking Co., Ltd.	48,223

		11,698,637

Gas Utilities (0.4%):
5,375	Enagas	107,063
9,388	Gas Natural SDG SA	145,489
127,400	Hong Kong & China Gas Co., Ltd.	300,166
57,000	Osaka Gas Co., Ltd.	221,159
42,976	Snam Rete Gas SpA	213,676
13,000	Toho Gas Co., Ltd.	65,007
75,000	Tokyo Gas Co., Ltd.	332,538

		1,385,098

Health Care Equipment & Supplies (0.7%):
321	bioMerieux SA	31,687
1,666	Cochlear, Ltd.	136,749
711	Coloplast A/S, Class B	96,653
5,989	Essilor International SA Cie Generale d’Optique	385,394
808	Fresenius SE	68,327
2,351	Fresenius SE, Preferred Shares	200,620
6,088	Getinge AB, B Shares	127,519
6,500	Olympus Co., Ltd.	196,600
26,191	Smith & Nephew plc	275,192
1,397	Sonova Holding AG, Registered Shares	180,989
232	Straumann Holding AG, Registered Shares	53,075
1,778	Synthes, Inc.	241,627
1,100	Sysmex Corp.	76,254
5,000	Terumo Corp.	281,216
685	William Demant Holding A/S*	50,611

		2,402,513

10

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Health Care Providers & Services (0.2%):
1,200	Alfresa Holdings Corp.	$53,262
2,376	Celesio AG	58,663
5,614	Fresenius Medical Care AG & Co. KGaA	327,013
4,300	Medipal Holdings Corp.	47,390
3,825	Ramsay Health Care, Ltd.	69,599
10,732	Sonic Healthcare, Ltd.	127,247
2,000	Suzuken Co., Ltd.	61,077

		744,251

Hotels, Restaurants & Leisure (0.9%):
4,298	Accor SA	191,548
3,376	Autogrill SpA*	47,715
5,226	Carnival plc	243,150
55,779	Compass Group plc	505,602
12,831	Crown, Ltd.	108,173
4,709	Edenred*	111,526
179,757	Genting Singapore plc*	306,730
8,519	InterContinental Hotels Group plc	165,239
2,129	McDonald’s Holdings Co., Ltd.	53,399
6,626	OPAP SA	114,630
1,500	Oriental Land Co., Ltd.	138,936
40,000	Shangri-La Asia, Ltd.	108,425
46,000	SJM Holdings, Ltd.	73,010
18,397	Sky City Entertainment Group, Ltd.	46,426
2,826	Sodexo	194,844
19,637	Tabcorp Holdings, Ltd.	142,710
38,596	Tatts Group, Ltd.	101,778
23,844	Thomas Cook Group plc	70,606
4,058	TUI AG*	56,578
15,941	Tui Travel plc	61,204
5,316	Whitbread plc	148,446
46,400	Wynn Macau, Ltd.	103,833

		3,094,508

Household Durables (0.9%):
7,400	Casio Computer Co., Ltd.	59,656
7,240	Electrolux AB, Series B	205,664
12,816	Husqvarna AB, B Shares	107,032
3,300	Makita Corp.	134,949
58,100	Panasonic Corp.	820,351
1,100	Rinnai Corp.	67,196
13,000	Sekisui Chemical Co., Ltd.	93,286
17,000	Sekisui House, Ltd.	171,597
30,000	Sharp Corp.	309,037
29,700	Sony Corp.	1,069,877

		3,038,645

Household Products (0.6%):
3,850	Henkel AG & Co. KGaA	201,425
5,230	Henkel AG & Co. KGaA	326,718
15,800	Kao Corp.	425,610
18,246	Reckitt Benckiser Group plc	1,003,345
3,600	Unicharm Corp.	143,039

		2,100,137

Independent Power Producers & Energy Traders (0.2%):
3,500	Electric Power Development Co., Ltd.	109,816
25,520	Iberdrola Renovables SA	90,610
45,587	International Power plc	311,193

		511,619

Industrial Conglomerates (1.7%):
44,603	CSR, Ltd.	76,596
28,000	Fraser and Neave, Ltd.	139,866
34,000	Hankyu Hanshin Holdings, Inc.	157,841
63,000	Hutchison Whampoa, Ltd.	648,207
38,000	Keppel Corp., Ltd.	335,203
29,187	Koninklijke Philips Electronics NV	893,521
37,500	NWS Holdings, Ltd.	56,921
22,305	Orkla ASA	217,016
30,000	SembCorp Industries, Ltd.	120,164
24,350	Siemens AG	3,029,465
11,531	Smiths Group plc	223,977

		5,898,777

Insurance (3.9%):
5,812	Admiral Group plc	137,383
45,738	AEGON NV*	280,259
231,600	AIA Group, Ltd.*	651,064
12,343	Allianz SE, Registered Shares	1,466,985
61,865	AMP, Ltd.	334,520
34,559	Assicurazioni Generali SpA	656,778
30,608	AXA Asia Pacific Holdings, Ltd.	197,483
50,883	AXA SA	848,979
1,463	Baloise Holding AG, Registered Shares	142,417
4,506	CNP Assurances	81,413
240	Dai-ichi Life Insurance Co., Ltd. (The)	389,613
2,212	Delta Lloyd NV	44,640
65,800	Fortis	150,658
1,859	Hannover Rueckversicherung AG, Registered Shares	99,176
61,718	Insurance Australia Group, Ltd.	244,744
174,646	Legal & General Group plc	263,730
24,002	Mapfre SA	66,712
16,011	MS&AD Insurance Group Holdings, Inc.	401,134
5,584	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	846,394

11

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

41,900	NKSJ Holdings, Inc.*	$308,351
163,576	Old Mutual plc	314,264
75,151	Prudential plc	783,656
30,636	QBE Insurance Group, Ltd.	568,311
100,365	RSA Insurance Group plc	196,035
12,617	Sampo OYJ, A Shares	338,179
4,887	SCOR SE	124,147
27	Sony Financial Holdings, Inc.	109,191
66,606	Standard Life plc	224,515
37,929	Suncorp Group, Ltd.	333,777
885	Swiss Life Holding AG, Registered Shares	127,991
10,424	Swiss RE, Registered Shares	567,913
8,168	T&D Holdings, Inc.	206,970
21,400	Tokio Marine Holdings, Inc.	639,343
668	Tryg A/S	30,849
1,204	Vienna Insurance Group Weiner Staeditische Versicherung AG	62,558
4,311	Zurich Financial Services AG	1,116,916

		13,357,048

Internet & Catalog Retail (0.1%):
1,460	CDON Group AB*	6,756
2,400	DeNA Co., Ltd.	86,073
24,832	Home Retail Group plc	73,054
217	Rakuten, Inc.	181,775

		347,658

Internet Software & Services (0.1%):
2,700	Gree, Inc.	34,334
3,362	United Internet AG, Registered Shares	53,891
430	Yahoo! Japan Corp.	166,787

		255,012

IT Services (0.2%):
1,369	Atos Origin SA*	72,944
4,472	Cap Gemini SA	209,064
13,208	Computershare, Ltd.	145,501
2,477	Indra Sistemas SA	42,331
1,000	ITOCHU Techno-Solutions Corp.	37,493
3,200	Nomura Research Institute, Ltd.	71,057
38	NTT Data Corp.	131,469
190	Obic Co., Ltd.	39,132
400	Otsuka Corp.	27,235

		776,226

Leisure Equipment & Products (0.2%):
5,100	Namco Bandai Holdings, Inc.	54,782
9,600	Nikon Corp.	194,219
1,600	Sankyo Co., Ltd.	90,335
5,800	Sega Sammy Holdings, Inc.	110,380
1,900	Shimano, Inc.	96,620
4,900	Yamaha Corp.	60,839

		607,175

Life Sciences Tools & Services (0.1%):
1,387	Lonza Group AG, Registered Shares	111,300
6,843	QIAGEN NV*	134,923

		246,223

Machinery (2.8%):
9,899	Alfa Laval AB	208,872
11,000	AMADA Co., Ltd.	89,478
19,876	Atlas Copco AB, A Shares	502,275
11,619	Atlas Copco AB, B Shares	262,802
27,000	Cosco Corp., Ltd.	44,917
5,700	Fanuc, Ltd.	874,631
4,718	GEA Group AG	136,117
7,594	Hexagon AB, B Shares	162,986
8,000	Hino Motors, Ltd.	43,314
2,900	Hitachi Construction Machinery Co., Ltd.	69,459
37,000	IHI Corp.	82,434
24,061	Invensys plc	132,975
9,000	Japan Steel Works, Ltd. (The)	93,862
6,500	JTEKT Corp.	76,611
41,000	Kawasaki Heavy Industries, Ltd.	137,777
28,100	Komatsu, Ltd.	849,645
4,583	Kone OYJ, B Shares	254,581
34,000	Kubota Corp.	321,786
3,400	Kurita Water Industries, Ltd.	107,001
3,161	MAN AG	378,686
3,778	Metso Corp. OYJ	210,883
11,000	Minebea Co., Ltd.	69,299
91,000	Mitsubishi Heavy Industries, Ltd.	341,706
21,000	Mitsui Engineering & Shipbuilding Co., Ltd.	55,588
2,800	Nabtesco Corp.	59,694
8,000	NGK INSULATORS, Ltd.	130,444
13,000	NSK, Ltd.	117,408
15,000	NTN Corp.	79,555
29,844	Sandvik AB	581,565
9,272	Scania AB, B Shares	213,546
1,461	Schindler Holding AG	172,700
632	Schindler Holding AG, Registered Shares	75,688
25,000	SembCorp Marine, Ltd.	104,605
11,432	SKF AB, B Shares	329,537
1,600	SMC Corp.	273,956
16,000	Sumitomo Heavy Industries, Ltd.	102,762
3,400	THK Co., Ltd.	78,101

12

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Machinery, continued

3,248	Vallourec SA	$341,214
40,792	Volvo AB, B Shares*	727,541
2,276	Wartsila Corp. OYJ	173,705
6,133	Weir Group plc (The)	170,218
46,250	Yangzijiang Shipbuilding Holdings, Ltd.	68,834
3,905	Zardoya Otis SA	55,026

		9,363,784

Marine (0.6%):
39	A.P. Moller — Maersk A/S, Class B	353,325
17	A.P. Moller — Maersk A/S, Class A	149,834
21,000	Kawasaki Kisen Kaisha, Ltd.	92,266
1,611	Kuehne & Nagel International AG, Registered Shares	223,887
34,000	Mitsui O.S.K. Lines, Ltd.	231,823
27,500	Neptune Orient Lines, Ltd.*	46,715
46,000	Nippon Yusen Kabushiki Kaisha	203,859
6,000	Orient Overseas International, Ltd.	58,187
9,469	Transocean, Ltd.*	649,734

		2,009,630

Media (1.5%):
433	Axel Springer AG	70,726
33,955	British Sky Broadcasting Group plc	389,743
4,777	Dentsu, Inc.	148,209
2,888	Eutelsat Communications	105,732
63,175	Fairfax Media, Ltd.	90,382
12	Fuji Media Holdings, Inc.	18,973
4,960	Gestevision Telecinco SA	54,555
780	Hakuhodo DY Holdings, Inc.	44,698
108,326	ITV plc*	118,407
2,057	JC Decaux SA*	63,376
77	Jupiter Telecommunications Co., Ltd.	81,012
1,572	Kabel Deutschland Holding AG*	73,350
3,386	Lagardere S.C.A.	139,514
2,040	M6 Metropole Television	49,385
20,804	Mediaset SpA	125,921
1,460	Modern Times Group MTG AB, B Shares	96,743
4,266	PagesJaunes Groupe SA	38,797
24,228	Pearson plc	382,706
2,230	ProSiebenSat.1 Media AG	67,273
3,758	Publicis Groupe	196,052
20,216	Reed Elsevier NV	250,295
36,391	Reed Elsevier plc	307,372
2,608	Sanoma OYJ	56,524
9,021	SES	214,957
39,000	Singapore Press Holdings, Ltd.	120,980
3,634	Societe Television Francaise 1	63,196
3,200	Toho Co., Ltd.	51,377
36,595	Vivendi	989,391
8,822	Wolters Kluwer NV	193,371
37,191	WPP plc	459,495

		5,062,512

Metals & Mining (6.7%):
2,671	Acerinox SA	46,869
71,456	Alumina, Ltd.	181,026
39,043	Anglo American plc	2,034,264
11,730	Antofagasta plc	295,516
25,408	ArcelorMittal	966,529
83,040	Aviva plc	510,800
65,315	BHP Billiton plc	2,603,679
99,386	BHP Billiton, Ltd.	4,619,045
55,960	BlueScope Steel, Ltd.	128,641
7,889	Boliden AB	160,658
9,000	Daido Steel Co., Ltd.	52,845
8,000	Dowa Holdings Co., Ltd.	52,462
162	Eramet	55,596
7,655	Eurasian Natural Resource Corp.	125,285
36,271	Fortescue Metals Group, Ltd.*	242,323
5,304	Fresnillo plc	138,196
5,000	Hitachi Metals, Ltd.	60,018
13,700	JFE Holdings, Inc.	476,809
6,475	Kazakhmys plc	163,344
73,000	Kobe Steel, Ltd.	185,070
4,677	Lonmin plc*	143,585
1,400	Maruichi Steel Tube, Ltd.	29,737
32,000	Mitsubishi Materials Corp.*	101,988
18,000	Mitsui Mining & Smelting Co., Ltd.	59,364
22,626	Newcrest Mining, Ltd.	935,116
151,000	Nippon Steel Corp.	542,710
22,000	Nisshin Steel Co., Ltd.	48,997
26,749	Norsk Hydro ASA	195,724
39,949	OneSteel, Ltd.	105,711
3,532	Outokumpu OYJ	65,574
91,088	OZ Minerals, Ltd.	159,674
2,683	Randgold Resources, Ltd.	220,664
2,378	Rautaruukki OYJ	55,691
42,902	Rio Tinto plc	3,008,393
12,897	Rio Tinto, Ltd.	1,126,110
1,242	Salzgitter AG	94,477
4,763	Sims Metal Management, Ltd.	104,967
5,102	SSAB AB, A Shares	85,790
16,000	Sumitomo Metal & Mining Co., Ltd.	279,315
98,000	Sumitomo Metal Industries, Ltd.	241,242
9,912	ThyssenKrupp AG	411,981

13

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Metals & Mining, continued

2,700	Tokyo Steel Manufacturing Co., Ltd.	$29,451
3,574	Vedanta Resources plc	140,515
3,265	Voestalpine AG	155,668
60,886	Xstrata plc	1,433,172
1,200	YAMATO KOGYO Co., Ltd.	36,252

		22,910,843

Multi-Utilities (1.0%):
32,718	A2A SpA	45,008
13,637	AGL Energy, Ltd.	212,297
152,700	Centrica plc	789,981
103,459	National Grid plc	901,914
12,393	RWE AG	828,662
8,185	Suez Environnement SA	169,190
20,469	United Utilities Group plc	189,076
10,477	Veolia Environnement	306,711

		3,442,839

Multiline Retail (0.4%):
17,331	Harvey Norman Holdings, Ltd.	52,078
11,100	Isetan Mitsukoshi Holdings, Ltd.	128,980
14,000	J. FRONT RETAILING Co., Ltd.	76,511
17,366	Lifestyle International Holdings, Ltd.	42,676
46,322	Marks & Spencer plc	266,652
6,200	MARUI GROUP Co., Ltd.	50,554
5,333	Next plc	164,336
2,240	Pinault Printemps Redoute	356,329
8,000	Takashimaya Co., Ltd.	68,535

		1,206,651

Office Electronics (0.7%):
6,900	Brother Industries, Ltd.	102,261
33,600	Canon, Inc.	1,722,918
14,000	Konica Minolta Holdings, Inc.	145,357
901	Neopost SA	78,568
20,000	Ricoh Co., Ltd.	292,852

		2,341,956

Oil, Gas & Consumable Fuels (6.7%):
100,089	BG Group plc	2,024,880
556,090	BP plc	4,074,015
42,167	Cairn Energy plc*	276,475
4,141	Caltex Australia, Ltd.	60,804
19,000	Cosmo Oil Co., Ltd.	62,209
123	Delek Group, Ltd.	31,696
77,049	Eni SpA	1,683,342
9,486	Essar Energy, Ltd.*	85,837
6,654	Galp Energia SGPS SA, B Shares	127,641
600	Idemitsu Kosan Co., Ltd.	63,676
63	INPEX Corp.	368,601
65	Israel Corp., Ltd. (The)*	78,951
800	Japan Petroleum Exploration Co., Ltd.	30,426
65,770	JX Holdings, Inc.	445,511
4,967	Macarthur Coal, Ltd.	64,977
78,794	Mongolia Energy Corp., Ltd.*	23,509
3,689	Neste Oil OYJ	58,931
4,520	OMV AG	187,940
26,155	Origin Energy, Ltd.	445,323
2,957	Orion OYJ, Class B	64,637
21,681	Repsol YPF SA	604,615
104,930	Royal Dutch Shell plc, A Shares	3,502,054
79,780	Royal Dutch Shell plc, B Shares	2,639,227
24,913	Santos, Ltd.	334,784
6,100	Showa Shell Sekiyu K.K	55,863
33,031	Statoil ASA	785,562
8,000	TonenGeneral Sekiyu K.K	87,492
62,549	Total SA	3,321,031
26,265	Tullow Oil plc	516,895
18,472	Woodside Petroleum, Ltd.	803,405

		22,910,309

Paper & Forest Products (0.2%):
1,409	Holmen AB, B Shares	46,444
3,067	Nippon Paper Group, Inc.	80,444
25,000	Oji Paper Co., Ltd.	120,994
17,137	Stora Enso OYJ, R Shares	176,133
15,251	UPM-Kymmene OYJ	269,584

		693,599

Personal Products (0.3%):
2,908	Beiersdorf AG	162,010
7,094	L’Oreal SA	788,503
9,900	Shiseido Co., Ltd.	216,209

		1,166,722

Pharmaceuticals (6.6%):
13,200	Astellas Pharma, Inc.	502,965
42,415	AstraZeneca plc	1,941,242
24,473	Bayer AG	1,800,035
6,500	Chugai Pharmaceutical Co., Ltd.	119,241
20,100	Daiichi Sankyo Co., Ltd.	439,843
5,100	Dainippon Sumitomo Pharma Co., Ltd.	46,256
7,400	Eisai Co., Ltd.	267,892
14,635	Elan Corp. plc*	82,872
153,675	GlaxoSmithKline plc	2,984,676
2,000	Hisamitsu Pharmaceutical Co., Inc.	84,238
8,000	Kyowa Hakko Kogyo Co., Ltd.	82,335
1,878	Merck KGaA	151,313
1,600	Miraca Holdings, Inc.	64,433
7,000	Mitsubishi Tanabe Pharma Corp.	118,226
62,446	Novartis AG, Registered Shares	3,675,788

14

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Pharmaceuticals, continued

12,390	Novo Nordisk A/S, B Shares	$1,394,818
2,500	Ono Pharmaceutical Co., Ltd.	116,701
7,400	Otsuka Holdings Co., Ltd.*	182,333
20,792	Roche Holding AG	3,048,929
31,035	Sanofi-Aventis	1,992,584
2,200	Santen Pharmaceutical Co., Ltd.	76,428
9,000	Shionogi & Co., Ltd.	177,246
16,748	Shire plc	403,176
4,000	Taisho Pharmacuetical Co., Ltd.	87,539
22,200	Takeda Pharmacuetical Co., Ltd.	1,092,116
27,697	Teva Pharmaceutical Industries, Ltd.	1,437,020
1,800	Tsumura & Co.	58,278
2,915	UCB SA	100,071

		22,528,594

Professional Services (0.4%):
3,661	Adecco SA, Registered Shares	239,602
1,434	Bureau Veritas SA	108,806
18,558	Capita Group plc	201,595
29,835	Experian plc	371,367
4,726	Intertek Group plc	130,847
3,191	Randstad Holding NV*	168,467
161	SGS SA, Registered Shares	270,032

		1,490,716

Real Estate Investment Trusts (REITs) (1.3%):
43,000	Ascendas Real Estate Investment Trust	69,364
26,287	British Land Co. plc	215,157
64,000	CapitaMall Trust	97,261
38,606	CapitaMalls Asia, Ltd.	58,364
65,425	CFS Retail Property Trust	117,720
1,732	Corio NV	111,251
149,876	Dexus Property Group	121,786
824	Fonciere des Regions SA	79,782
521	Gecina SA	57,347
182,584	Goodman Group	121,284
52,511	GPT Group	157,717
20,376	Hammerson plc	132,635
679	Icade	69,309
22	Japan Prime Realty Investment Corp.	67,754
15	Japan Real Estate Investment Corp.	155,589
47	Japan Retail Fund Investment Corp.	90,150
2,712	Klepierre	97,929
22,298	Land Securities Group plc	234,527
15,377	Liberty International plc	100,195
66,000	Link REIT (The)	205,030
100,277	Mirvac Group	125,541
16	Nippon Building Fund, Inc.	164,127
9	Nomura Real Estate Office Fund, Inc.	64,953
22,447	SEGRO plc	100,311
70,783	Stockland	260,341
2,707	Unibail-Rodamco	536,175
64,886	Westfield Group	635,390
85,419	Westfield Retail Trust*	224,488

		4,471,477

Real Estate Management & Development (1.9%):
2,300	AEON Mall Co., Ltd.	61,730
74,000	Capitaland, Ltd.	214,808
41,000	Cheung Kong Holdings, Ltd.	631,068
16,000	City Developments, Ltd.	156,596
2,300	Daito Trust Construction Co., Ltd.	157,454
14,000	Daiwa House Industry Co., Ltd.	171,616
25,000	Hang Lung Group, Ltd.	164,311
73,000	Hang Lung Properties, Ltd.	341,360
32,000	Henderson Land Development Co., Ltd.	217,894
15,500	Hopewell Holdings, Ltd.	48,627
19,000	Hysan Development Co., Ltd.	89,440
7,136	Immoeast AG*+	—
28,967	Immofinanz Immobilien Anlagen AG*	123,496
23,000	Keppel Land, Ltd.	86,035
4,096	Kerry Group plc, Class A	136,683
21,000	Kerry Properties, Ltd.	109,232
15,627	Lend Lease Group	137,816
35,000	Mitsubishi Estate Co., Ltd.	648,838
25,000	Mitsui Fudosan Co., Ltd.	498,118
76,000	New World Development Co., Ltd.	142,437
2,700	Nomura Real Estate Holdings, Inc.	49,138
38	NTT Urban Development Corp.	37,422
78,000	Sino Land Co., Ltd.	145,608
11,000	Sumitomo Realty & Development Co., Ltd.	262,498
42,000	Sun Hung Kai Properties, Ltd.	696,216
22,500	Swire Pacific, Ltd., Class A	369,267
12,000	Tokyo Tatemono Co., Ltd.	55,532
14,000	Tokyu Land Corp.	70,297
13,000	UOL Group, Ltd.	48,126
41,000	Wharf Holdings, Ltd. (The)	315,057
28,000	Wheelock & Co., Ltd.	113,128

		6,299,848

Road & Rail (0.9%):
88,740	Asciano Group*	144,349
44	Central Japan Railway Co.	368,471
54,000	ComfortDelGro Corp., Ltd.	65,230

15

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Road & Rail, continued

6,227	DSV A/S	$137,574
10,013	East Japan Railway Co.	651,073
13,599	FirstGroup plc	84,499
14,000	Keihin Electric Express Railway Co., Ltd.	123,634
17,000	Keio Corp.	116,032
8,000	Keisei Electric Railway Co., Ltd.	53,388
49,000	Kintetsu Corp.	153,272
42,500	MTR Corp., Ltd.	154,541
25,000	Nippon Express Co., Ltd.	112,624
19,000	Odakyu Electric Railway Co., Ltd.	176,889
49,701	QR National, Ltd.*	139,767
25,000	Tobu Railway Co., Ltd.	140,376
34,000	Tokyu Corp.	155,753
49	West Japan Railway Co.	183,211

		2,960,683

Semiconductors & Semiconductor Equipment (0.6%):
4,800	Advantest Corp.	108,484
38,867	ARM Holdings plc	264,577
5,500	ASM Pacific Technology, Ltd.	69,507
12,624	ASML Holding NV	488,956
5,100	Elpida Memory, Inc.*	59,292
32,360	Infineon Technologies AG*	302,753
2,900	ROHM Co., Ltd.	189,328
1,900	SHINKO ELECTRIC INDUSTRIES Co., Ltd.	21,295
19,317	STMicroelectronics NV	200,186
3,300	SUMCO Corp.*	47,114
5,100	Tokyo Electron, Ltd.	322,504

		2,073,996

Software (0.9%):
5,862	Amadeus IT Holding SA, A Shares*	123,637
6,448	Autonomy Corp. plc*	151,431
1,810	Dassault Systemes SA	136,300
2,900	Konami Corp.	61,537
2,900	Nintendo Co., Ltd.	851,021
1,100	Oracle Corp.	54,065
38,758	Sage Group plc (The)	165,335
25,400	SAP AG	1,287,234
2,100	Square Enix Holdings Co., Ltd.	37,243
2,900	Trend Micro, Inc.	95,661

		2,963,464

Specialty Retail (0.8%):
700	ABC-Mart, Inc.	24,992
34,272	Esprit Holdings, Ltd.	163,093
1,600	Fast Retailing Co., Ltd.	254,586
30,261	Hennes & Mauritz AB, B Shares	1,008,986
6,458	Industria de Diseno Textil SA	483,886
70,202	Kingfisher plc	288,604
1,050	Nitori Co., Ltd.	91,839
700	Shimamura Co., Ltd.	64,909
610	USS Co., Ltd.	49,877
2,370	Yamada Denki Co., Ltd.	161,650

		2,592,422

Textiles, Apparel & Luxury Goods (1.2%):
6,221	Adidas AG	409,603
5,000	ASICS Corp.	64,248
5,902	Billabong International, Ltd.	49,161
12,630	Burberry Group plc	221,478
1,871	Christian Dior SA	267,165
15,453	Cie Financiere Richemont, Class A	909,409
347	Hermes International	72,852
3,483	Luxottica Group SpA	105,994
7,248	LVMH Moet Hennessy Louis Vuitton SA	1,191,659
4,000	Nisshinbo Holdings, Inc.	43,813
150	Puma AG	49,482
920	Swatch Group AG (The)	410,278
1,347	Swatch Group AG (The), Registered Shares	108,663
22,000	Yue Yuen Industrial Holdings, Ltd.	79,014

		3,982,819

Tobacco (1.1%):
59,093	British American Tobacco plc	2,274,706
30,135	Imperial Tobacco Group plc	924,290
133	Japan Tobacco, Inc.	491,692
6,807	Swedish Match AB, Class B	197,285

		3,887,973

Trading Companies & Distributors (1.2%):
9,617	Bunzl plc	107,807
45,000	Itochu Corp.	455,210
49,000	Marubeni Corp.	344,339
40,200	Mitsubishi Corp.	1,087,381
51,400	Mitsui & Co., Ltd.	848,257
86,090	Noble Group, Ltd.	145,565
19,472	Paladin Energy, Ltd.*	98,064
37,500	Sojitz Corp.	82,155
33,500	Sumitomo Corp.	473,702
6,200	Toyota Tsusho Corp.	109,124
8,392	Wolseley plc*	267,781

		4,019,385

Transportation Infrastructure (0.3%):
8,667	Abertis Infraestructuras SA	155,888
848	Aeroports de Paris	66,929
6,937	Atlantia SpA	141,614

16

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Transportation Infrastructure, continued

29,358	Auckland International Airport, Ltd.	$49,809
5,758	Brisa Auto-Estradas de Portugal SA	40,194
12,755	Ferrovial SA	126,828
1,014	Fraport AG	63,750
13,754	Groupe Eurotunnel SA	121,059
7,000	Kamigumi Co., Ltd.	58,772
2,024	Koninklijke Vopak NV	95,722
4,000	Mitsubishi Logistics Corp.	53,261
37,482	Transurban Group	196,145

		1,169,971

Water Utilities (0.0%):
6,887	Severn Trent plc	158,800

Wireless Telecommunication Services (2.0%):
1,446	Cellcom Israel, Ltd.	47,104
86	KDDI Corp.	496,605
2,293	Millicom International Cellular SA, SDR	220,131
730	Mobistar SA	47,357
1,753	NICE Systems, Ltd.*	60,888
454	NTT DoCoMo, Inc.	792,898
2,492	Partner Communications Co., Ltd.	50,491
24,000	SOFTBANK Corp.	830,573
20,202	StarHub, Ltd.	41,401
1,560,991	Vodafone Group plc	4,063,835

		6,651,283

Total Common Stocks (Cost $285,090,842)		327,016,558

Preferred Stock (0.0%):
Multi-Utilities (0.0%):
1,098	RWE AG	69,688

Total Preferred Stock (Cost $81,181)		69,688

Investment Company (1.4%):
4,888,946	Dreyfus Treasury Prime Cash Management, 0.00%(a)	4,888,946

Total Investment Company (Cost $4,888,946)		4,888,946

Total Investment Securities (Cost $290,060,969)(b) — 97.4%		331,975,192
Net other assets (liabilities) — 2.6%		8,805,377

Net Assets — 100.0%		$340,780,569

Percentages indicated are based on net assets as of December 31, 2010.

+	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2010. The total of such securities represent 0.00% of the net assets of the Fund.

*	Non-income producing security

plc—Public Limited Company

SDR—Swedish Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $1,120,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2010:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
SPI 200 Index March Futures (Australia Dollar)	Long	3/17/11	8	$967,379	$(9,777)
DJ EURO STOXX 50 March Futures (Euro)	Long	3/18/11	73	2,725,125	(55,273)
FTSE 100 Index March Futures (British Pounds)	Long	3/18/11	26	2,388,508	671
TOPIX Index March Futures (Japanese Yen)	Long	3/10/11	19	2,097,327	1,179
MSCI EAFE Index E-Mini March Futures(U.S. Dollar)	Long	3/18/11	59	4,899,950	63,815

Total					$615

17

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Australia	8.6%
Austria	0.3
Belgium	0.9
Bermuda	0.1
Cayman Islands	0.0
Cyprus	0.0
Denmark	1.0
Finland	1.1
France	8.9
Germany	8.0
Greece	0.2
Guernsey	0.0
Hong Kong	2.9
Ireland (Republic of)	0.4
Israel	0.8
Italy	2.4
Japan	22.1
Jersey	0.1
Kazakhstan	0.0
Luxembourg	0.2
Netherlands	2.9
New Zealand	0.1
Norway	0.7
Portugal	0.3
Singapore	1.5
Spain	3.2
Sweden	3.1
Switzerland	7.9
United Kingdom	20.8
United States	1.5

100.0%

18

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Statement of Assets and Liabilities
December 31, 2010

AZL
International
Index Fund

Assets:
Investment securities, at cost	$290,060,969

Investment securities, at value	$331,975,192
Segregated cash for collateral	1,120,000
Dividends receivable	322,963
Foreign currency, at value (cost $7,136,550)	7,266,691
Receivable for capital shares issued	486,219
Reclaims receivable	318,563
Receivable for variation margin on futures contracts	35,990
Prepaid expenses	4,865

Total Assets	341,530,483

Liabilities:
Payable for investments purchased	188,033
Payable for capital shares redeemed	269,877
Payable for variation margin on futures contracts	32,174
Manager fees payable	77,021
Administration fees payable	21,831
Distribution fees payable	69,944
Custodian fees payable	41,831
Administrative and compliance services fees payable	2,737
Trustee fees payable	484
Other accrued liabilities	45,982

Total Liabilities	749,914

Net Assets	$340,780,569

Net Assets Consist of:
Capital	$396,289,346
Accumulated net investment income/(loss)	4,283,192
Accumulated net realized gains/(losses) from investment transactions	(101,864,895)
Net unrealized appreciation/(depreciation) on investments	42,072,926

Net Assets	$340,780,569

Shares of beneficial interest (unlimited number of shares authorized, no par value)	24,363,491
Net Asset Value (offering and redemption price per share)	$13.99

19

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL
International
Index Fund

Investment Income:
Interest	$192
Dividends	7,218,270
Foreign withholding tax	(547,430)

Total Investment Income	6,671,032

Expenses:
Manager fees	843,772
Administration fees	219,344
Distribution fees	602,696
Custodian fees	246,929
Administrative and compliance services fees	9,061
Trustees’ fees	18,757
Professional fees	26,289
Shareholder reports	22,253
Other expenses	8,236

Total expenses before reductions	1,997,337
Less expenses contractually waived/reimbursed by the Manager	(309,793)

Net expenses	1,687,544

Net Investment Income/(Loss)	4,983,488

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	1,172,419
Net realized gains/(losses) on forward foreign currency contracts	(1,329,858)
Net realized gains/(losses) on futures transactions	(125,882)
Change in unrealized appreciation/(depreciation) on investments	20,027,931

Net Realized/Unrealized Gains/(Losses) on Investments	19,744,610

Change in Net Assets Resulting From Operations	$24,728,098

20

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Statements of Changes in Net Assets

	AZL International Index Fund
	For the
	Year Ended	May 1, 2009 to
	December 31,	December 31,
	2010	2009(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$4,983,488	$1,196,291
Net realized gains/(losses) on investment transactions	(283,321)	5,596,731
Change in unrealized appreciation/(depreciation) on investments	20,027,931	15,529,592

Change in net assets resulting from operations	24,728,098	22,322,614

Dividends to Shareholders:
From net investment income	(1,545,801)	—
From net realized gains on investments	(3,740,521)	—

Change in net assets resulting from dividends to shareholders	(5,286,322)	—

Capital Transactions:
Proceeds from shares issued	190,528,504	122,945,589
Proceeds from shares issued in merger	—	43,570,084
Proceeds from dividends reinvested	5,286,322	—
Value of shares redeemed	(35,659,803)	(27,654,517)

Change in net assets resulting from capital transactions	160,155,023	138,861,156

Change in net assets	179,596,799	161,183,770
Net Assets:
Beginning of period	161,183,770	—

End of period	$340,780,569	$161,183,770

Accumulated net investment income/(loss)	$4,283,192	$1,315,050

Share Transactions:
Shares issued	14,612,678	11,000,309
Shares issued in merger	—	3,259,540
Dividends reinvested	408,842	—
Shares redeemed	(2,771,126)	(2,146,752)

Change in shares	12,250,394	12,113,097

(a)	Period from commencement of operations.

21

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2009 to
	December 31,	December 31,
	2010	2009(a)

Net Asset Value, Beginning of Period	$13.31	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.15	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	0.77	3.21

Total from Investment Activities	0.92	3.31

Dividends to Shareholders From:
Net Investment Income	(0.07)	—
Net Realized Gains	(0.17)	—

Total Dividends	(0.24)	—

Net Asset Value, End of Period	$13.99	$13.31

Total Return(b) (c)	7.12%	33.10%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$340,781	$161,184
Net Investment Income/(Loss)(d)	2.07%	1.79%
Expenses Before Reductions(d) (e)	0.83%	0.91%
Expenses Net of Reductions(d)	0.70%	0.70%
Portfolio Turnover Rate(c)(f)	2.94%	22.90	%(g)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

(g)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 41.93%.

22

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL International Index Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2010

borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. As of December 31, 2010, the Fund did not hold any foreign currency exchange contracts. The monthly average amount for these contracts was $0.7 million for the year ended December 31, 2010.

Futures Contracts

During the year ended December 31, 2010, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $13.0 million as of December 31, 2010. The monthly average notional amount for these contracts was $9.1 million for the year ended December 31, 2010.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2010

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Receivable for variation margin on futures contracts	$65,665	Payable for variation margin on futures contracts	$(65,050)

*	Total Fair Value is presented by Primary Risk Exposure. For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

			Change in Unrealized
			Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward foreign currency contracts/change in unrealized appreciation/(depreciation) on investments	$(1,329,858)	$8,608
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/(depreciation) on investments	(125,882)	(44,955)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 0.70% through April 30, 2011 and 0.77% effective May 1, 2011 through April 30, 2012.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL International Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2010

are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2012	12/31/2013
AZL International Index Fund	$138,328	$309,793

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $6,482 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2010

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Airlines	$43,064	$824,646	$—	$867,710
Energy Equipment & Services	91,579	2,280,630	—	2,372,209
Insurance	651,064	12,705,984	—	13,357,048
Internet & Catalog Retail	6,756	340,902	—	347,658
Pharmaceuticals	182,333	22,346,261	—	22,528,594
Real Estate Investment Trusts (REITS)	224,488	4,246,989	—	4,471,477
Road & Rail	139,767	2,820,916	—	2,960,683
All Other Common Stocks+	—	280,111,179	—	280,111,179
Preferred Stock	—	69,688	—	69,688
Investment Company	4,888,946	—	—	4,888,946

Total Investment Securities	6,227,997	325,747,195	—	331,975,192

Other Financial Instruments:*
Futures Contracts	615	—	—	615

Total Investments	$6,228,612	$325,747,195	$—	$331,975,807

*	Other financial instruments would include any derivative instruments, such as futures and forwards. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

			Change in
	Balance as of	Net Realized	unrealized	Net	Transfers	Balance as of
	December 31,	gains/	appreciation/	purchases/	in/(out) of	December 31,
	2009	(losses)	(depreciation)	(sales)	Level 3	2010
Investment Securities:
Rights:
Oil, Gas & Consumable Fuels	$2,995	$—	$(2,995)	$—	$—	$—

Total Investment Securities	$2,995	$—	$(2,995)	$—	$—	$—

There is no net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at December 31, 2010.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2010

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL International Index Fund	$156,648,030	$6,663,087

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $291,819,744. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$48,857,024
Unrealized depreciation	(8,701,576)

Net unrealized appreciation	$40,155,448

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires	Expires
	12/31/2014	12/31/2015	12/31/2016
AZL International Index Fund	$1,327,470	$43,305,012	$55,890,176

During the year ended December 31, 2010, the Fund utilized $400,161 in capital loss carryforwards to offset capital gains.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $71,300 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL International Index Fund	$5,286,322	$—	$5,286,322

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

30

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2010

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL International Index Fund	$4,835,517	$4,835,517	$(100,593,958)	$40,249,663	$(55,508,778)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

7. Acquisitions of Funds

On October 23, 2009, the Fund acquired all of the net assets of the AZL NACM International Fund and AZL Schroder International Small Cap Fund (the “Acquired Funds”), open-end investment companies, pursuant to a plan of reorganization approved by the Acquired Funds shareholders on October 21, 2009. The purpose of the transaction was to combine three funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 3,259,540 shares of the Fund, valued at $43,570,084, for 2,566,743 shares of the AZL NACM International Fund and 4,218,702 shares of the AZL Schroder International Small Cap Fund outstanding on October 23, 2009.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL International Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

32

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2010, the Fund declared net short-term capital gain distributions of $3,740,515.

33

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

34

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

35

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

36

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

37

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

38

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

39

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

40

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Invesco International Equity Fund
(formerly AZL® AIM International Fund)
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco International Equity Fund (formerly AZL® AIM International Equity Fund)
Allianz Investment Management LLC serves as the Manager for the AZL® Invesco International Equity Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Invesco International Equity Fund returned 12.52%, compared to a 8.21% return for its benchmark, the MSCI EAFE Index1.
Global equity markets faced headwinds in early 2010, as several southern European economies confronted solvency concerns amid massive fiscal deficits. But equity markets shrugged off some of the macroeconomic burdens that pulled them into double-digit losses in the first half of 2010, ending the year with strong positive gains, which benefited the Fund’s absolute return.
An underweight position in the financials sector, driven by the portfolio’s lack of exposure to large commercial banking and capital market stocks, contributed positively to the Fund’s relative return. In the healthcare sector, stock selection in the pharmaceuticals industry led to outperformance versus the benchmark. In the consumer discretionary sector, particular strength was seen in the media, specialty retail and automobile industries.*
While the materials sector delivered double-digit gains, the Fund’s underweight exposure dragged on performance relative to the benchmark index. Stock selection in Sweden and the Netherlands also weighed on relative performance. An underweight position in Japan detracted from relative performance as well.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® Invesco International Equity Fund Review
Fund Objective
The Fund’s investment objective is to seek to provide long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of international equity securities whose issuers are considered by the Fund’s subadviser to have strong earnings growth.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of underlying stock into which the securities may be converted.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/02)

AZL® Invesco International Equity Fund	12.52%	-4.02%	5.18%	7.67%

MSCI EAFE Index (gross of withholding taxes)	8.21%	-6.55%	2.94%	7.26%

MSCI EAFE Index (net of withholding taxes)	7.75%	-7.02%	2.46%	6.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross

AZL® Invesco International Equity Fund	1.34%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager voluntarily reduced the management fee to 0.80% on the first $200 million of assets and 0.75% on assets above $200 million. Beginning May 1, 2011, the Manager expects to voluntarily reduce the management fee to 0.85% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the MSCI EAFE Index is calculated from 4/30/02.

[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.32%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Invesco International Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Invesco International Equity Fund	$1,000.00	$1,234.00	$6.48	1.15%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Invesco International Equity Fund	$1,000.00	$1,019.41	$5.85	1.15%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Invesco International Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Air Freight & Logistics	0.9%
Auto Components	2.9
Automobiles	2.3
Beverages	2.2
Biotechnology	1.0
Capital Markets	0.9
Chemicals	1.0
Commercial Banks	5.9
Communications Equipment	0.5
Distributors	0.6
Diversified Financial Services	0.5
Diversified Telecommunication Services	1.4
Electrical Equipment	0.5
Electronic Equipment, Instruments & Components	4.0
Energy Equipment & Services	1.4
Food & Staples Retailing	3.0
Food Products	3.9
Health Care Equipment & Supplies	1.7
Health Care Providers & Services	0.9
Hotels, Restaurants & Leisure	1.8
Household Products	0.9
Independent Power Producers & Energy Traders	1.7
Industrial Conglomerates	2.7
Insurance	2.0
Internet Software & Services	0.8
IT Services	1.5
Life Sciences Tools & Services	— ^
Machinery	3.2
Media	4.9
Metals & Mining	2.0
Multi-Utilities	1.3
Multiline Retail	0.9
Office Electronics	0.9
Oil, Gas & Consumable Fuels	8.9
Pharmaceuticals	10.0
Road & Rail	0.5
Semiconductors & Semiconductor Equipment	1.4
Software	0.9
Specialty Retail	2.0
Textiles, Apparel & Luxury Goods	2.2
Tobacco	3.0
Wireless Telecommunication Services	4.3
Investment Company	6.5

99.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

^	Represents less than 0.05%.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (93.3%):
Air Freight & Logistics (0.9%):
197,350	TNT NV	$5,216,103

Auto Components (2.9%):
35,456	Compagnie Generale DES Establissements Michelin SCA, Class B	2,549,837
133,800	DENSO Corp.	4,614,809
35,402	Hyundai Mobis Co., Ltd.*	8,864,416

		16,029,062

Automobiles (2.3%):
103,234	Bayerische Motoren Werke AG (BMW)	8,092,508
122,500	Toyota Motor Corp.	4,825,144

		12,917,652

Beverages (2.2%):
154,927	Anheuser-Busch InBev NV	8,849,891
62,697	Fomento Economico Mexicano, SAB de C.V., SP ADR	3,506,016

		12,355,907

Biotechnology (1.0%):
145,990	CSL, Ltd.	5,408,742
31,550	Marshall Edwards, Inc.*	30,288

		5,439,030

Capital Markets (0.9%):
110,029	Julius Baer Group, Ltd.	5,154,918

Chemicals (1.0%):
19,582	Syngenta AG	5,737,582

Commercial Banks (5.9%):
824,848	Akbank T.A.S	4,598,795
406,494	Banco Bradesco SA, SP ADR	8,247,763
92,244	BNP Paribas, Inc.	5,887,973
10,512,000	Industrial & Commercial Bank of China	7,819,073
447,000	United Overseas Bank, Ltd.	6,340,076

		32,893,680

Communications Equipment (0.5%):
240,481	Telefonaktiebolaget LM Ericsson, B Shares	2,786,669

Distributors (0.6%):
598,000	Li & Fung, Ltd.	3,466,747

Diversified Financial Services (0.5%):
130,152	Kinnevik Investment AB, Class B	2,654,394

Diversified Telecommunication Services (1.4%):
344,428	Koninklijke KPN NV	5,029,358
166,645	VimpelCom, Ltd., SP ADR	2,506,341

		7,535,699

Electrical Equipment (0.5%):
52,070	Bharat Heavy Electricals, Ltd.	2,705,902

Electronic Equipment, Instruments & Components (4.0%):
1,186,080	Hon Hai Precision Industry Co., Ltd.	4,779,977
19,369	Keyence Corp.	5,601,107
119,400	Nidec Corp.	12,042,637

		22,423,721

Energy Equipment & Services (1.4%):
275,311	WorleyParsons, Ltd.	7,521,986

Food & Staples Retailing (3.0%):
407,905	Koninklijke Ahold NV	5,386,195
1,109,563	Tesco plc	7,356,390
134,421	Woolworths, Ltd.	3,706,286

		16,448,871

Food Products (3.9%):
80,593	Danone SA	5,061,421
193,948	Nestle SA	11,364,640
168,142	Unilever plc	5,141,123

		21,567,184

Health Care Equipment & Supplies (1.7%):
86,068	Cochlear, Ltd.	7,064,677
225,643	Smith & Nephew plc	2,370,859

		9,435,536

Health Care Providers & Services (0.9%):
82,709	Fresenius Medical Care AG & Co. KGaA	4,817,760

Hotels, Restaurants & Leisure (1.8%):
1,109,286	Compass Group plc	10,054,991

Household Products (0.9%):
93,444	Reckitt Benckiser Group plc	5,138,471

Independent Power Producers & Energy Traders (1.7%):
1,337,132	International Power plc	9,127,740

Industrial Conglomerates (2.7%):
585,000	Hutchison Whampoa, Ltd.	6,019,068
1,037,000	Keppel Corp., Ltd.	9,147,512

		15,166,580

Insurance (2.0%):
171,405	AXA SA	2,859,880
10,382	Fairfax Financial Holdings, Ltd.	4,271,765
220,596	QBE Insurance Group, Ltd.	4,092,152

		11,223,797

Internet Software & Services (0.8%):
22,361	NHN Corp.*	4,462,803

IT Services (1.5%):
108,454	Infosys Technologies, Ltd.	8,343,193

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Life Sciences Tools & Services (0.0%):
376,113	Art Advanced Research Technologies, Inc.*(a)	$—

Machinery (3.2%):
64,800	Fanuc, Ltd.	9,943,170
161,100	Komatsu, Ltd.	4,871,097
172,513	Volvo AB, B Shares*	3,076,833

		17,891,100

Media (4.9%):
89,287	Eutelsat Communications	3,268,873
219,892	Grupo Televisa SA, SP ADR*	5,701,799
751,855	Informa plc	4,779,357
58,387	Publicis Groupe	3,045,999
637,927	Reed Elsevier plc	5,388,163
414,094	WPP plc	5,116,130

		27,300,321

Metals & Mining (2.0%):
236,891	BHP Billiton, Ltd.	11,009,701

Multi-Utilities (1.3%):
1,426,208	Centrica plc	7,378,367

Multiline Retail (0.9%):
156,057	Next plc	4,808,881

Office Electronics (0.9%):
101,450	Canon, Inc.	5,202,082

Oil, Gas & Consumable Fuels (8.9%):
347,200	BG Group plc	7,024,133
114,502	Canadian Natural Resources, Ltd.	5,108,816
144,925	Cenovus Energy, Inc.	4,852,217
108,445	EnCana Corp.	3,173,707
232,401	OAO Gazprom, Registered shares	5,872,491
144,295	Petroleo Brasileiro SA, SP ADR, Class A	4,930,560
168,013	Royal Dutch Shell plc, B Shares	5,558,091
133,667	Suncor Energy, Inc.	5,147,659
145,691	Talisman Energy, Inc.	3,242,138
90,383	Total SA	4,798,874

		49,708,686

Pharmaceuticals (10.0%):
73,727	Bayer AG	5,422,758
135,328	Novartis AG, Registered Shares	7,965,874
86,319	Novo Nordisk A/S, B Shares	9,717,458
75,789	Roche Holding AG	11,113,664
417,230	Shire plc	10,044,005
213,236	Teva Pharmaceutical Industries, Ltd., SP ADR	11,115,993

		55,379,752

Road & Rail (0.5%):
38,374	Canadian National Railway Co.	2,561,484

Semiconductors & Semiconductor Equipment (1.4%):
611,735	Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	7,671,157

Software (0.9%):
99,804	SAP AG	5,057,915

Specialty Retail (2.0%):
1,250,083	Kingfisher plc	5,139,152
87,320	Yamada Denki Co., Ltd.	5,955,815

		11,094,967

Textiles, Apparel & Luxury Goods (2.2%):
106,105	Adidas AG	6,986,166
15,873	Puma AG	5,236,207

		12,222,373

Tobacco (3.0%):
179,569	British American Tobacco plc	6,912,269
324,689	Imperial Tobacco Group plc	9,958,741

		16,871,010

Wireless Telecommunication Services (4.3%):
181,572	America Movil, SAB de C.V., SP ADR, Series L	10,411,339
101,720	Philippine Long Distance Telephone Co.	5,930,656
2,888,424	Vodafone Group plc	7,519,632

		23,861,627

Total Common Stocks (Cost $425,621,499)		518,645,401

Warrants (0.0%):
Pharmaceuticals (0.0%):
10,000	Marshall Edwards, Inc., Private Equity*(a)	—

Total Warrants (Cost $—)		—

Investment Company (6.5%):
36,139,603	Dreyfus Treasury Prime Cash Management, 0.00%(b)	36,139,603

Total Investment Company (Cost $36,139,603)		36,139,603

Total Investment Securities (Cost $461,761,102)(c) — 99.8%		554,785,004
Net other assets (liabilities) — 0.2%		1,260,430

Net Assets — 100.0%		$556,045,434

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Percentages indicated are based on net assets as of December 31, 2010.

*	Non-income producing security

plc—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2010. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	The rate represents the effective yield at December 31, 2010.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Australia	7.0%
Belgium	1.6
Brazil	2.4
Canada	5.1
Denmark	1.8
France	5.0
Germany	6.4
Hong Kong	3.1
India	2.0
Israel	2.0
Japan	9.6
Mexico	3.5
Netherlands	2.8
Philippines	1.1
Republic of Korea (South)	2.4
Russian Federation	1.1
Singapore	2.8
Sweden	1.5
Switzerland	7.5
Taiwan	2.2
Turkey	0.8
United Kingdom	21.3
United States	7.0

100.0%

7

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Invesco
International
Equity Fund

Assets:
Investment securities, at cost	$461,761,102

Investment securities, at value	$554,785,004
Dividends receivable	407,573
Foreign currency, at value (cost $819,966)	846,632
Receivable for capital shares issued	164,437
Reclaims receivable	495,187
Prepaid expenses	8,064

Total Assets	556,706,897

Liabilities:
Payable for capital shares redeemed	41,907
Manager fees payable	356,367
Administration fees payable	22,078
Distribution fees payable	115,958
Custodian fees payable	38,785
Administrative and compliance services fees payable	4,725
Trustee fees payable	945
Other accrued liabilities	80,698

Total Liabilities	661,463

Net Assets	$556,045,434

Net Assets Consist of:
Capital	$511,549,552
Accumulated net investment income/(loss)	4,668,934
Accumulated net realized gains/(losses) from investment transactions	(53,280,616)
Net unrealized appreciation/(depreciation) on investments	93,107,564

Net Assets	$556,045,434

Shares of beneficial interest (unlimited number of shares authorized, no par value)	36,487,157
Net Asset Value (offering and redemption price per share)	$15.24

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Invesco
International
Equity Fund

Investment Income:
Interest	$62
Dividends	11,160,833
Foreign withholding tax	(860,742)

Total Investment Income	10,300,153

Expenses:
Manager fees	4,232,420
Administration fees	228,526
Distribution fees	1,175,671
Custodian fees	205,715
Administrative and compliance services fees	18,006
Trustees’ fees	36,670
Professional fees	60,449
Shareholder reports	42,933
Other expenses	19,264

Total expenses before reductions	6,019,654
Less expenses voluntarily waived/reimbursed by the Manager	(605,403)
Less expenses paid indirectly	(4,808)

Net expenses	5,409,443

Net Investment Income/(Loss)	4,890,710

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	12,132,048
Net realized gains/(losses) on forward foreign currency contracts	(2,504,458)
Net realized gains/(losses) on futures transactions	(321,986)
Payments by affiliates for the violation of certain investment policies and limitations	45,566
Change in unrealized appreciation/(depreciation) on investments	44,692,936

Net Realized/Unrealized Gains/(Losses) on Investments	54,044,106

Change in Net Assets Resulting From Operations	$58,934,816

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Statements of Changes in Net Assets

	AZL Invesco
	International Equity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$4,890,710	$2,554,719
Net realized gains/(losses) on investment transactions	9,305,604	(10,875,868)
Payments by affiliates for the violation of certain investment policies and limitations	45,566	—
Change in unrealized appreciation/(depreciation) on investments	44,692,936	76,273,871

Change in net assets resulting from operations	58,934,816	67,952,722

Dividends to Shareholders:
From net investment income	(2,453,878)	(4,047,356)

Change in net assets resulting from dividends to shareholders	(2,453,878)	(4,047,356)

Capital Transactions:
Proceeds from shares issued	180,772,419	46,169,625
Proceeds from shares issued in merger	—	150,474,944
Proceeds from dividends reinvested	2,453,878	4,047,356
Value of shares redeemed	(88,891,816)	(36,113,766)

Change in net assets resulting from capital transactions	94,334,481	164,578,159

Change in net assets	150,815,419	228,483,525
Net Assets:
Beginning of period	405,230,015	176,746,490

End of period	$556,045,434	$405,230,015

Accumulated net investment income/(loss)	$4,668,934	$2,249,416

Share Transactions:
Shares issued	13,131,890	4,193,105
Shares issued in merger	—	11,398,678
Dividends reinvested	177,047	313,749
Shares redeemed	(6,591,230)	(3,274,476)

Change in shares	6,717,707	12,631,056

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010		2009		2008	2007	2006

Net Asset Value, Beginning of Period	$13.61		$10.31		$19.95	$18.27	$14.57

Investment Activities:
Net Investment Income/(Loss)	0.12		0.08		0.28	0.13	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	1.58		3.45		(8.16)	2.51	3.86

Total from Investment Activities	1.70		3.53		(7.88)	2.64	3.91

Dividends to Shareholders From:
Net Investment Income	(0.07)		(0.23)		(0.08)	(0.11)	(0.03)
Net Realized Gains	—		—		(1.68)	(0.85)	(0.18)

Total Dividends	(0.07)		(0.23)		(1.76)	(0.96)	(0.21)

Net Asset Value, End of Period	$15.24		$13.61		$10.31	$19.95	$18.27

Total Return(a)	12.52	%(b)	34.33%		(41.51)%	14.62%	27.04%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$556,045		$405,230		$176,746	$373,047	$317,614
Net Investment Income/(Loss)	1.04%		1.09%		1.66%	0.61%	0.44%
Expenses Before Reductions(c)	1.28%		1.32%		1.37%	1.35%	1.45%
Expenses Net of Reductions	1.15%		1.28%		1.37%	1.35%	1.45%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.15%		1.28%		1.37%	1.35%	1.45%
Portfolio Turnover Rate	39.35%		34.63	%(e)	43.70%	41.62%	47.75%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2010, Invesco Advisers, Inc. reimbursed $45,566 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the total return was 0.01%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 77.09%.

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Invesco International Equity Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. As of December 31, 2010, the Fund did not hold any foreign currency exchange contracts. The monthly average amount for these contracts was $0.9 million for the year ended December 31, 2010.

Futures Contracts

During the year ended December 31, 2010, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. As of December 31, 2010, the Fund did not hold any futures contracts. During the year ended December 31, 2010, the Fund had limited activity in these transactions.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2010.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

			Change in Unrealized
			Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward foreign currency contracts/change in unrealized appreciation/(depreciation) on investments	$(2,504,458)	$(555)
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/ (depreciation) on investments	(321,986)	—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business , based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.45%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Invesco International Equity Fund	0.90%	1.45%

*	The Manager voluntarily reduced the management fee to 0.80% on the first $200 million of assets and 0.75% on assets above $200 million. Beginning May 1, 2011, the Manager expects to voluntarily reduce the management fee to 0.85% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated in effect limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $13,329 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

During the year ended December 31, 2010, the Subadviser reimbursed $45,566 to the Fund related to violation of certain investment policies and limitations. The impact to the total return is disclosed in the Financial Highlights.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Beverages	$3,506,016	$8,849,891	$—	$12,355,907
Biotechnology	30,288	5,408,742	—	5,439,030
Commercial Banks	8,247,763	24,645,917	—	32,893,680
Diversified Telecommunication Services	2,506,341	5,029,358	—	7,535,699
Insurance	4,271,765	6,952,032	—	11,223,797
Media	5,701,799	21,598,522	—	27,300,321
Oil, Gas & Consumable Fuels	26,455,097	23,253,589	—	49,708,686
Pharmaceuticals	11,115,993	44,263,759	—	55,379,752
Road & Rail	2,561,484	—	—	2,561,484
Semiconductors & Semiconductors Equipment	7,671,157	—	—	7,671,157
Wireless Telecommunication Services	10,411,339	13,450,288	—	23,861,627
All Other Common Stocks+	—	282,714,261	—	282,714,261
Warrants^	—	—	—	—
Investment Company	36,139,603	—	—	36,139,603

Total Investment Securities	$118,618,645	$436,166,359	$—	$554,785,004

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

^	Represents less than $0.50.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco International Equity Fund	$263,352,663	$171,231,214

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $469,502,745. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$99,203,066
Unrealized depreciation	(13,920,807)

Net unrealized appreciation	$85,282,259

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the U.S. Treasury regulations.

	Expires	Expires	Expires
	12/31/2015	12/31/2016	12/31/2017
AZL Invesco International Equity Fund	$6,057,349	$24,015,904	$14,096,888

During the year ended December 31, 2010, the Fund utilized $7,149,080 in capital loss carryforwards to offset capital gains.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,397,894 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Invesco International Equity Fund	$2,453,878	$—	$2,453,878

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Invesco International Equity Fund	$4,047,356	$—	$4,047,356

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Accumulated		Total
	Ordinary	Capital and	Unrealized	Accumulated
	Income	Other Losses	Appreciation(b)	Earnings (Deficit)
AZL Invesco International Equity Fund	$4,697,996	$(45,568,035)	$85,365,921	$44,495,882

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

7. Acquisition of AZL Oppenheimer International Growth Fund

On October 23, 2009, the Fund acquired all of the net assets of the AZL Oppenheimer International Growth Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL Oppenheimer International Growth Fund shareholders on October 21, 2009. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 11,398,678 shares of the Fund, valued at $150,474,944, for 10,639,293 shares of the AZL Oppenheimer International Growth Fund outstanding on October 23, 2009.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco International Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 1.17% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

23

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

24

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

25

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

28

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® JPMorgan U.S. Equity Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® JPMorgan U.S. Equity Fund
Allianz Investment Management LLC serves as the Manager for the AZL® JPMorgan U.S. Equity Fund and J.P. Morgan Investment Management Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® JPMorgan U.S. Equity Fund returned 12.97%. That compared to a 15.06% total return for its benchmark, the S&P 500 Index1.
The Fund’s positive return on an absolute basis was driven by the U.S. stock market, which offered healthy gains during the period, despite considerable volatility. Better-than-expected earnings drove stocks higher into the second quarter. However, negative developments, including the European sovereign debt crisis and concerns about a “double-dip” recession, pushed stock prices lower through August. When the Federal Reserve Board announced in late August a second round quantitative easing, equities began an advance that lasted through the end of 2010. The announcement was followed by another strong corporate earnings season, with approximately 73% of S&P 500 companies exceeding earnings estimates.
The stock market’s performance during 2010 was widespread. Every industry sector posted positive returns, led by the more economically sensitive consumer discretionary and industrials sectors. Lagging for the year were the utilities and health care sectors. Trends related to better global economic growth emerged toward the end of the year, with the energy and materials sector outperforming over the course of the fourth quarter.
The Fund’s underperformance relative to its benchmark index was driven by stock selection and sector weightings. For example, performance was dampened by the decision to own traditional technology stocks that lacked significant exposure to the rapidly developing cloud computing2 and mobile communications trends. Specifically, the Fund’s overweight positions in the systems hardware, energy and network technology sectors hurt relative returns.*
Overweight positions in basic materials and underweights in the industrial cyclical and pharmaceutical/medical technology sectors helped bolster relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index.

[2]	Cloud computing is location-independent computing, whereby stored servers provide resources, software, and data to computers and other devices on demand, as with the electricity grid

1

AZL® JPMorgan U.S. Equity Fund Review
Fund Objective
The Fund’s investment objective is to seek to provide high total return from a portfolio of selected equity securities. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in large- and medium-capitalization equity securities of U.S. companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(5/3/04)

AZL® JPMorgan U.S. Equity Fund	12.97%	-2.52%	1.96%	3.55%

S&P 500 Index	15.06%	-2.86%	2.29%	3.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® JPMorgan U.S. Equity Fund	1.20%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager has voluntarily reduced the management fee to 0.75%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1] The hypothetical $10,000 investment for the S&P 500 Index is calculated from 4/30/04.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500 Index”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL JPMorgan U.S. Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL JPMorgan U.S. Equity Fund	$1,000.00	$1,230.00	$6.07	1.08%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL JPMorgan U.S. Equity Fund	$1,000.00	$1,019.76	$5.50	1.08%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL JPMorgan U.S. Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Aerospace & Defense	3.1%
Auto Components	2.7
Beverages	2.4
Biotechnology	1.6
Capital Markets	3.6
Chemicals	3.1
Commercial Banks	3.5
Communications Equipment	4.5
Computers & Peripherals	6.6
Consumer Finance	0.4
Diversified Financial Services	3.5
Diversified Telecommunication Services	2.6
Electric Utilities	1.8
Electronic Equipment, Instruments & Components	0.7
Energy Equipment & Services	1.8
Food & Staples Retailing	1.8
Food Products	1.2
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	2.2
Hotels, Restaurants & Leisure	2.2
Household Durables	0.4
Household Products	2.6
Industrial Conglomerates	1.9
Insurance	3.2
Internet & Catalog Retail	1.1
Internet Software & Services	0.7
IT Services	1.1
Life Sciences Tools & Services	0.2
Machinery	1.1
Media	4.4
Metals & Mining	1.9
Multi-Utilities	1.1
Multiline Retail	0.5
Oil, Gas & Consumable Fuels	11.9
Pharmaceuticals	5.0
Real Estate Investment Trusts (REITs)	0.1
Road & Rail	1.7
Semiconductors & Semiconductor Equipment	2.1
Software	4.5
Specialty Retail	1.6
Tobacco	0.5
Water Utilities	0.2
Wireless Telecommunication Services	0.8
U.S. Treasury Obligations	0.1
Investment Company	1.2

100.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (98.8%):
Aerospace & Defense (3.1%):
81,893	Honeywell International, Inc.	$4,353,432
73,547	United Technologies Corp.	5,789,620

		10,143,052

Auto Components (2.7%):
89,075	General Motors Co.*	3,283,305
141,951	Johnson Controls, Inc.	5,422,528

		8,705,833

Beverages (2.4%):
78,585	Coca-Cola Co. (The)	5,168,535
41,181	PepsiCo, Inc.	2,690,355

		7,858,890

Biotechnology (1.6%):
3,622	Alexion Pharmaceuticals, Inc.*	291,752
34,483	Biogen, Inc.*	2,312,085
45,179	Celgene Corp.*	2,671,886

		5,275,723

Capital Markets (3.6%):
39,741	Goldman Sachs Group, Inc.	6,682,847
37,642	Invesco, Ltd.	905,666
81,503	Morgan Stanley	2,217,697
20,245	State Street Corp.	938,153
57,887	TD AMERITRADE Holding Corp.	1,099,274

		11,843,637

Chemicals (3.1%):
103,276	Dow Chemical Co. (The)	3,525,843
119,355	E.I. du Pont de Nemours & Co.	5,953,427
6,100	PPG Industries, Inc.	512,827

		9,992,097

Commercial Banks (3.5%):
43,691	BB&T Corp.	1,148,636
8,311	Comerica, Inc.	351,057
104,400	Huntington Bancshares, Inc.	717,228
76,478	Regions Financial Corp.	535,346
6,262	SVB Financial Group*	332,199
67,960	U.S. Bancorp	1,832,881
200,334	Wells Fargo & Co.	6,208,351
6,888	Zions Bancorp	166,896

		11,292,594

Communications Equipment (4.5%):
405,307	Cisco Systems, Inc.*	8,199,361
77,713	Juniper Networks, Inc.*	2,869,164
71,642	QUALCOMM, Inc.	3,545,562

		14,614,087

Computers & Peripherals (6.6%):
35,926	Apple Computer, Inc.*	11,588,291
92,846	EMC Corp.*	2,126,173
81,088	Hewlett-Packard Co.	3,413,805
23,602	International Business Machines Corp.	3,463,830
14,926	SanDisk Corp.*	744,210

		21,336,309

Consumer Finance (0.4%):
24,915	American Express Co.	1,069,352
7,223	Capital One Financial Corp.	307,411

		1,376,763

Diversified Financial Services (3.5%):
383,237	Bank of America Corp.	5,112,382
1,080,847	Citigroup, Inc.*	5,112,406
3,778	CME Group, Inc.	1,215,571

		11,440,359

Diversified Telecommunication Services (2.6%):
134,558	AT&T, Inc.	3,953,314
45,647	Frontier Communications Corp.	444,145
110,518	Verizon Communications, Inc.	3,954,334

		8,351,793

Electric Utilities (1.8%):
20,266	American Electric Power Co., Inc.	729,171
27,300	Edison International	1,053,780
34,684	NextEra Energy, Inc.	1,803,221
73,903	NV Energy, Inc.	1,038,337
32,706	Southern Co.	1,250,350

		5,874,859

Electronic Equipment, Instruments & Components (0.7%):
41,181	Corning, Inc.	795,617
38,059	Tyco International, Ltd.	1,577,165

		2,372,782

Energy Equipment & Services (1.8%):
22,862	Baker Hughes, Inc.	1,307,020
12,798	Cameron International Corp.*	649,243
14,318	Halliburton Co.	584,604
9,897	Rowan Cos., Inc.*	345,504
37,706	Schlumberger, Ltd.	3,148,451

		6,034,822

Food & Staples Retailing (1.8%):
39,862	CVS Caremark Corp.	1,386,002
38,229	Kroger Co. (The)	854,801
89,385	SYSCO Corp.	2,627,919
8,172	Wal-Mart Stores, Inc.	440,716
11,389	Walgreen Co.	443,715

		5,753,153

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Food Products (1.2%):
25,550	Campbell Soup Co.	$887,862
52,396	General Mills, Inc.	1,864,774
20,041	Kellogg Co.	1,023,694

		3,776,330

Health Care Equipment & Supplies (0.9%):
41,536	Boston Scientific Corp.*	314,428
56,891	Covidien plc	2,597,643

		2,912,071

Health Care Providers & Services (2.2%):
11,736	Aetna, Inc.	358,065
70,972	Cardinal Health, Inc.	2,718,937
4,103	DaVita, Inc.*	285,117
7,704	McKesson HBOC, Inc.	542,208
16,937	Medco Health Solutions, Inc.*	1,037,730
34,623	UnitedHealth Group, Inc.	1,250,237
19,259	WellPoint, Inc.*	1,095,067

		7,287,361

Hotels, Restaurants & Leisure (2.2%):
65,801	Carnival Corp.	3,034,084
12,729	Darden Restaurants, Inc.	591,135
34,670	International Game Technology	613,312
11,515	Starwood Hotels & Resorts Worldwide, Inc.	699,882
43,881	Yum! Brands, Inc.	2,152,363

		7,090,776

Household Durables (0.4%):
14,060	Lennar Corp.	263,625
1,404	NVR, Inc.*	970,192

		1,233,817

Household Products (2.6%):
14,843	Colgate-Palmolive Co.	1,192,932
113,744	Procter & Gamble Co. (The)	7,317,152

		8,510,084

Industrial Conglomerates (1.9%):
34,584	3M Co.	2,984,599
175,355	General Electric Co.	3,207,243

		6,191,842

Insurance (3.2%):
26,337	ACE, Ltd.	1,639,478
8,332	AFLAC, Inc.	470,175
16,287	Berkshire Hathaway, Inc., Class B*	1,304,751
50,964	MetLife, Inc.	2,264,840
41,463	Prudential Financial, Inc.	2,434,293
21,862	RenaissanceRe Holdings, Ltd.	1,392,391
39,528	XL Group plc	862,501

		10,368,429

Internet & Catalog Retail (1.1%):
19,757	Amazon.com, Inc.*	3,556,260

Internet Software & Services (0.7%):
3,978	Google, Inc., Class A*	2,362,813

IT Services (1.1%):
26,023	Cognizant Technology Solutions Corp., Class A*	1,907,226
11,305	Genpact, Ltd.*	171,836
5,167	MasterCard, Inc., Class A	1,157,976
5,485	Visa, Inc., Class A	386,034

		3,623,072

Life Sciences Tools & Services (0.2%):
11,431	Thermo Fisher Scientific, Inc.*	632,820

Machinery (1.1%):
49,985	PACCAR, Inc.	2,870,139
6,948	Parker Hannifin Corp.	599,612

		3,469,751

Media (4.4%):
30,072	CBS Corp.	572,871
83,408	Comcast Corp., Class A	1,832,474
15,157	DIRECTV Group, Inc. (The), Class A*	605,219
61,086	Gannett Co., Inc.	921,788
235,392	Time Warner, Inc.	7,572,561
78,672	Walt Disney Co. (The)	2,950,987

		14,455,900

Metals & Mining (1.9%):
38,061	Alcoa, Inc.	585,759
46,532	Freeport-McMoRan Copper & Gold, Inc.	5,588,028

		6,173,787

Multi-Utilities (1.1%):
29,143	PG&E Corp.	1,394,201
28,834	Public Service Enterprise Group, Inc.	917,209
6,071	SCANA Corp.	246,483
19,600	Sempra Energy	1,028,608
6,125	Xcel Energy, Inc.	144,244

		3,730,745

Multiline Retail (0.5%):
14,697	Kohl’s Corp.*	798,635
13,214	Target Corp.	794,558

		1,593,193

Oil, Gas & Consumable Fuels (11.9%):
15,008	Anadarko Petroleum Corp.	1,143,009
36,170	Apache Corp.	4,312,549
74,365	Chevron Corp.	6,785,806
24,573	ConocoPhillips	1,673,421

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued

29,656	Devon Energy Corp.	$2,328,293
36,582	EOG Resources, Inc.	3,343,961
150,234	Exxon Mobil Corp.	10,985,110
18,135	Noble Energy, Inc.	1,561,061
66,185	Occidental Petroleum Corp.	6,492,749

		38,625,959

Pharmaceuticals (5.0%):
110,296	Abbott Laboratories	5,284,282
163,948	Merck & Co., Inc.	5,908,686
285,020	Pfizer, Inc.	4,990,700

		16,183,668

Real Estate Investment Trusts (REITs) (0.1%):
2,127	Simon Property Group, Inc.	211,615

Road & Rail (1.7%):
76,311	Norfolk Southern Corp.	4,793,857
8,877	Union Pacific Corp.	822,543

		5,616,400

Semiconductors & Semiconductor Equipment (2.1%):
34,104	Analog Devices, Inc.	1,284,698
36,075	Applied Materials, Inc.	506,854
28,326	Broadcom Corp., Class A	1,233,597
34,901	Intersil Corp., Class A	532,938
15,492	Lam Research Corp.*	802,176
7,644	Marvell Technology Group, Ltd.*	141,796
10,016	Novellus Systems, Inc.*	323,717
16,183	NVIDIA Corp.*	249,218
57,194	Xilinx, Inc.	1,657,482

		6,732,476

Software (4.5%):
21,648	Adobe Systems, Inc.*	666,325
6,856	Citrix Systems, Inc.*	469,019
321,687	Microsoft Corp.	8,981,501
142,369	Oracle Corp.	4,456,150

		14,572,995

Specialty Retail (1.6%):
3,538	AutoZone, Inc.*	964,423
87,009	Lowe’s Cos., Inc.	2,182,186
92,496	Staples, Inc.	2,106,134

		5,252,743

Tobacco (0.5%):
25,544	Philip Morris International, Inc.	1,495,090

Water Utilities (0.2%):
24,641	American Water Works Co., Inc.	623,171

Wireless Telecommunication Services (0.8%):
9,358	American Tower Corp., Class A*	483,247
469,288	Sprint Nextel Corp.*	1,985,088

		2,468,335

Total Common Stocks (Cost $264,680,447)		321,018,256

U.S. Treasury Obligation (0.1%):
$470,000	U.S. Treasury Notes, 1.13%, 6/30/11(a)	472,166

Total U.S. Treasury Obligation (Cost $472,031)		472,166

Investment Company (1.2%):
3,814,898	Dreyfus Treasury Prime Cash Management, 0.00%(b)	3,814,898

Total Investment Company (Cost $3,814,898)		3,814,898

Total Investment Securities (Cost $268,967,376)(c) — 100.1%		325,305,320
Net other assets (liabilities) — (0.1)%		(268,796)

Net Assets — 100.0%		$325,036,524

Percentages indicated are based on net assets as of December 31, 2010.

*	Non-income producing security

plc—Public Limited Company

(a)	All or a portion of the security has been segregated with the custodian to cover margin requirements. The aggregate fair value of the segregated portion of such securities was $190,000 as of December 31, 2010.

(b)	The rate represents the effective yield at December 31, 2010.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Futures Contracts

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/18/11	36	$2,255,400	$19,934

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Bermuda	0.5%
Ireland (Republic of)	1.1
Netherlands	1.0
Panama	0.9
Switzerland	1.0
United States	95.5

100.0%

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Statement of Assets and Liabilities
December 31, 2010

AZL JPMorgan
U.S. Equity
Fund

Assets:
Investment securities, at cost	$268,967,376

Investment securities, at value	$325,305,320
Interest and dividends receivable	322,163
Receivable for capital shares issued	107,966
Reclaims receivable	791
Prepaid expenses	4,163

Total Assets	325,740,403

Liabilities:
Payable for investments purchased	339,003
Payable for capital shares redeemed	23,901
Payable for variation margin on futures contracts	2,700
Manager fees payable	202,981
Administration fees payable	12,457
Distribution fees payable	67,660
Custodian fees payable	4,161
Administrative and compliance services fees payable	2,783
Trustee fees payable	348
Other accrued liabilities	47,885

Total Liabilities	703,879

Net Assets	$325,036,524

Net Assets Consist of:
Capital	$472,138,182
Accumulated net investment income/(loss)	2,293,632
Accumulated net realized gains/(losses) from investment transactions	(205,753,168)
Net unrealized appreciation/(depreciation) on investments	56,357,878

Net Assets	$325,036,524

Shares of beneficial interest (unlimited number of shares authorized, no par value)	34,215,337
Net Asset Value (offering and redemption price per share)	$9.50

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL JPMorgan
U.S. Equity
Fund

Investment Income:
Interest	$1,638
Dividends	5,436,283
Foreign withholding tax	(410)

Total Investment Income	5,437,511

Expenses:
Manager fees	2,330,630
Administration fees	130,931
Distribution fees	728,320
Custodian fees	18,806
Administrative and compliance services fees	9,755
Trustees’ fees	19,549
Professional fees	28,840
Shareholder reports	22,429
Other expenses	11,513

Total expenses before reductions	3,300,773
Less expenses voluntarily waived/reimbursed by the Manager	(145,668)
Less expenses paid indirectly	(2,794)

Net expenses	3,152,311

Net Investment Income/(Loss)	2,285,200

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	39,982,107
Net realized gains/(losses) on futures transactions	864,226
Change in unrealized appreciation/(depreciation) on investments	(4,678,576)

Net Realized/Unrealized Gains/(Losses) on Investments	36,167,757

Change in Net Assets Resulting From Operations	$38,452,957

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Statements of Changes in Net Assets

	AZL JPMorgan U.S. Equity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,285,200	$1,639,939
Net realized gains/(losses) on investment transactions	40,846,333	(14,701,187)
Change in unrealized appreciation/(depreciation) on investments	(4,678,576)	70,579,398

Change in net assets resulting from operations	38,452,957	57,518,150

Dividends to Shareholders:
From net investment income	(1,631,644)	(773,175)

Change in net assets resulting from dividends to shareholders	(1,631,644)	(773,175)

Capital Transactions:
Proceeds from shares issued	59,588,846	141,305,110
Proceeds from shares issued in merger	—	67,411,149
Proceeds from dividends reinvested	1,631,644	773,175
Value of shares redeemed	(74,116,747)	(28,325,817)

Change in net assets resulting from capital transactions	(12,896,257)	181,163,617

Change in net assets	23,925,056	237,908,592
Net Assets:
Beginning of period	301,111,468	63,202,876

End of period	$325,036,524	$301,111,468

Accumulated net investment income/(loss)	$2,293,632	$1,640,076

Share Transactions:
Shares issued	6,875,831	21,319,619
Shares issued in merger	—	8,278,488
Dividends reinvested	194,475	98,368
Shares redeemed	(8,463,723)	(4,047,487)

Change in shares	(1,393,417)	25,648,988

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010	2009	2008	2007		2006

Net Asset Value, Beginning of Period	$8.46	$6.35	$12.42	$12.68		$11.36

Investment Activities:
Net Investment Income/(Loss)	0.07	— (a)	0.10	0.09		0.06
Net Realized and Unrealized Gains/(Losses) on Investments	1.02	2.14	(4.51)	0.41		1.57

Total from Investment Activities	1.09	2.14	(4.41)	0.50		1.63

Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.03)	(0.11)	(0.07)		(0.06)
Net Realized Gains	—	—	(1.55)	(0.69)		(0.25)

Total Dividends	(0.05)	(0.03)	(1.66)	(0.76)		(0.31)

Net Asset Value, End of Period	$9.50	$8.46	$6.35	$12.42		$12.68

Total Return(b)	12.97%	33.71%	(38.68)%	3.80	%(c)	14.59%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$325,037	$301,111	$63,203	$139,593		$129,416
Net Investment Income/(Loss)	0.79%	0.97%	0.79%	0.72%		0.66%
Expenses Before Reductions(d)	1.13%	1.20%	1.30%	1.25%		1.22%
Expenses Net of Reductions	1.08%	1.15%	1.22%	1.20%		1.19%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)	1.08%	1.15%	1.22%	1.20%		1.19%
Portfolio Turnover Rate	86.11%	103.19%	125.06%	126.24%		105.81%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the year ended December 31, 2007, Oppenheimer Funds, Inc. reimbursed $51,744 to the Fund related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.04%.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

12

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL JPMorgan U.S. Equity Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the year ended December 31, 2010, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $2.2 million as of December 31, 2010. The monthly average notional amount for these contracts was $4.1 million for the year ended December 31, 2010.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Receivable for variation margin on futures contracts	$19,934	Payable for variation margin on futures contracts	$—

*	Total Fair Value is presented by Primary Risk Exposure. For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/(depreciation) on investments	$864,226	$100

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and J.P. Morgan Investment Management Inc. (“JPMIM”), JPMIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL JPMorgan U.S. Equity Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.75%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $8,615 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

For the year, the Fund paid approximately $93 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$321,018,256	$—	$—	$321,018,256
U.S. Treasury Obligation	—	472,166	—	472,166
Investment Company	3,814,898	—	—	3,814,898

Total Investment Securities	324,833,154	472,166	—	325,305,320

Other Financial Instruments:*
Futures Contracts	19,934	—	—	19,934

Total Investments	$324,853,088	$472,166	$—	$325,325,254

*	Other financial instruments would include any derivative instruments, such as futures and forwards. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

The Fund recognizes significant transfers between Levels 1 and 2 at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL JPMorgan U.S. Equity Fund	$246,154,591	$259,129,109

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $275,528,062. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$57,218,552
Unrealized depreciation	(7,441,294)

Net unrealized appreciation	$49,777,258

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires	Expires
	12/31/2015	12/31/2016	12/31/2017
AZL JPMorgan U.S. Equity Fund	$60,092,931	$125,099,162	$13,967,218

During the year ended December 31, 2010, the Fund utilized $36,719,070 in capital loss carryforwards to offset capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL JPMorgan U.S. Equity Fund	$1,631,644	$—	$1,631,644

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL JPMorgan U.S. Equity Fund	$773,175	$—	$773,175

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Accumulated		Total
	Ordinary	Capital and	Unrealized	Accumulated
	Income	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL JPMorgan U.S. Equity Fund	$2,280,395	$(199,159,311)	$49,777,258	$(147,101,658)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

7. Acquisition of AZL JPMorgan Large Cap Equity Fund

On October 23, 2009, the Fund acquired all of the net assets of the AZL JPMorgan Large Cap Equity Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL JPMorgan Large Cap Equity Fund shareholders on October 21, 2009. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 8,278,488 shares of the Fund, valued at $67,411,149, for 11,143,303 shares of the AZL JPMorgan Large Cap Equity Fund outstanding on October 23, 2009.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL JPMorgan U.S. Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

24

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

25

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

26

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

28

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

29

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® MFS Investors Trust Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Investors Trust Fund
Allianz Investment Management LLC serves as the Manager for the AZL® MFS Investors Trust Fund and Massachusetts Financial Services Company serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010 the AZL® MFS Investors Trust Fund returned 11.01%. That compared to a 15.06% total return for its benchmark, the S&P 500 Index1.
The market produced steady gains during the first quarter of the period, driven by global economic stimulus, increased manufacturing and the growth of emerging Asian economies. However, European debt crises led to a loss of investor confidence, causing markets to weaken in spring. Stocks picked up again during the fourth quarter in response to the U.S. Federal Reserve’s quantitative easing policy and new U.S. tax legislation.
Several individual stock holdings benefited the Fund’s relative return. They included shares of an automobile manufacturer, a biotechnology company and a manufacturer of oil and gas drilling equipment.*
The Fund lagged the benchmark due to a combination of ineffective sector allocation and stock selection. The Fund held an underweight position in the industrial goods sector, which detracted from performance as that sector outperformed the benchmark as a whole. Primary detractors in the financial sector including shares of a bank operator and two credit card companies, which underperformed due to ongoing economic pressures in the U.S. and increased financial regulation. In the healthcare sector, two medical product manufacturers and a generic drug maker reduced relative performance. Technology holdings including stocks of a network equipment company and a computer products firm also detracted from the Fund’s relative return.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® MFS Investors Trust Fund Review
Fund Objective
The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(4/29/05)

AZL® MFS Investors Trust Fund	11.01%	0.31%	4.74%	8.13%

S&P 500 Index	15.06%	-2.86%	2.29%	3.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® MFS Investors Trust Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager voluntarily reduced the management fee to 0.70% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the S&P 500 Index is calculated from 4/30/05.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500 Index”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL MFS Investors Trust Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL MFS Investors Trust Fund	$1,000.00	$1,208.20	$5.96	1.07%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL MFS Investors Trust Fund	$1,000.00	$1,019.81	$5.45	1.07%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL MFS Investors Trust Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Aerospace & Defense	2.5%
Air Freight & Logistics	0.4
Automobiles	0.8
Beverages	3.3
Biotechnology	1.3
Capital Markets	7.1
Chemicals	3.5
Commercial Banks	2.5
Communications Equipment	2.2
Computers & Peripherals	5.9
Construction & Engineering	1.0
Consumer Finance	1.1
Diversified Financial Services	4.7
Diversified Telecommunication Services	1.0
Electric Utilities	0.7
Energy Equipment & Services	4.3
Food Products	1.5
Gas Utilities	1.0
Health Care Equipment & Supplies	4.7
Hotels, Restaurants & Leisure	1.3
Household Products	4.5
Industrial Conglomerates	1.4
Insurance	2.4
Internet Software & Services	2.3
IT Services	3.3
Life Sciences Tools & Services	0.8
Machinery	2.3
Media	2.2
Multi-Utilities	1.4
Multiline Retail	3.6
Oil, Gas & Consumable Fuels	7.0
Pharmaceuticals	4.8
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	2.4
Software	2.8
Specialty Retail	2.1
Textiles, Apparel & Luxury Goods	1.3
Tobacco	1.6
Wireless Telecommunication Services	1.0
Investment Company	1.1

100.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (99.0%):
Aerospace & Defense (2.5%):
21,998	Lockheed Martin Corp.	$1,537,880
82,594	United Technologies Corp.	6,501,800

		8,039,680

Air Freight & Logistics (0.4%):
24,213	Expeditors International of Washington, Inc.	1,322,030

Automobiles (0.8%):
31,664	Bayerische Motoren Werke AG (BMW)	2,482,139

Beverages (3.3%):
144,705	Diageo plc	2,679,826
77,400	Heineken NV	3,792,906
59,094	PepsiCo, Inc.	3,860,611

		10,333,343

Biotechnology (1.3%):
16,778	Genzyme Corp.*	1,194,594
77,439	Gilead Sciences, Inc.*	2,806,389

		4,000,983

Capital Markets (7.1%):
150,167	Bank of New York Mellon Corp.	4,535,043
17,721	BlackRock, Inc.	3,377,268
134,066	Charles Schwab Corp.	2,293,869
27,413	Franklin Resources, Inc.	3,048,600
30,999	Goldman Sachs Group, Inc.	5,212,792
82,032	State Street Corp.	3,801,363

		22,268,935

Chemicals (3.5%):
31,231	Linde AG	4,762,711
35,011	Monsanto Co.	2,438,166
39,641	Praxair, Inc.	3,784,526

		10,985,403

Commercial Banks (2.5%):
58,145	SunTrust Banks, Inc.	1,715,859
203,032	Wells Fargo & Co.	6,291,962

		8,007,821

Communications Equipment (2.2%):
338,178	Cisco Systems, Inc.*	6,841,341

Computers & Peripherals (5.9%):
26,651	Apple Computer, Inc.*	8,596,547
268,449	EMC Corp.*	6,147,482
34,278	Hewlett-Packard Co.	1,443,104
17,220	International Business Machines Corp.	2,527,207

		18,714,340

Construction & Engineering (1.0%):
45,660	Fluor Corp.	3,025,432

Consumer Finance (1.1%):
78,710	American Express Co.	3,378,233

Diversified Financial Services (4.7%):
467,098	Bank of America Corp.	6,231,087
198,670	JPMorgan Chase & Co.	8,427,582

		14,658,669

Diversified Telecommunication Services (1.0%):
104,449	AT&T, Inc.	3,068,712

Electric Utilities (0.7%):
59,049	American Electric Power Co., Inc.	2,124,583

Energy Equipment & Services (4.3%):
92,967	Halliburton Co.	3,795,843
53,861	National-Oilwell Varco, Inc.	3,622,152
55,788	Noble Corp.	1,995,537
50,375	Schlumberger, Ltd.	4,206,312

		13,619,844

Food Products (1.5%):
74,266	General Mills, Inc.	2,643,127
35,591	Nestle SA	2,085,502

		4,728,629

Gas Utilities (1.0%):
59,708	QEP Resources, Inc.	2,167,998
59,828	Questar Corp.	1,041,605

		3,209,603

Health Care Equipment & Supplies (4.7%):
38,807	Baxter International, Inc.	1,964,410
46,152	Becton Dickinson & Co.	3,900,767
131,915	Medtronic, Inc.	4,892,727
93,162	St. Jude Medical, Inc.*	3,982,676

		14,740,580

Hotels, Restaurants & Leisure (1.3%):
28,992	Carnival Corp.	1,336,821
68,804	International Game Technology	1,217,143
320,737	Ladbrokes plc	613,935
16,364	Starwood Hotels & Resorts Worldwide, Inc.	994,604

		4,162,503

Household Products (4.5%):
40,656	Colgate-Palmolive Co.	3,267,523
114,606	Procter & Gamble Co. (The)	7,372,604
64,049	Reckitt Benckiser Group plc	3,522,044

		14,162,171

Industrial Conglomerates (1.4%):
52,310	3M Co.	4,514,353

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Insurance (2.4%):
58,100	AFLAC, Inc.	$3,278,583
60,220	Aon Corp.	2,770,722
27,999	Travelers Cos., Inc. (The)	1,559,824

		7,609,129

Internet Software & Services (2.3%):
9,113	Google, Inc., Class A*	5,412,848
56,873	VeriSign, Inc.	1,858,041

		7,270,889

IT Services (3.3%):
87,615	Accenture plc, Class A	4,248,451
15,690	MasterCard, Inc., Class A	3,516,286
35,248	Visa, Inc., Class A	2,480,754

		10,245,491

Life Sciences Tools & Services (0.8%):
45,220	Thermo Fisher Scientific, Inc.*	2,503,379

Machinery (2.3%):
151,698	Danaher Corp.	7,155,595

Media (2.2%):
184,247	Walt Disney Co. (The)	6,911,105

Multi-Utilities (1.4%):
53,932	Alliant Energy Corp.	1,983,080
44,084	Wisconsin Energy Corp.	2,594,784

		4,577,864

Multiline Retail (3.6%):
68,257	Kohl’s Corp.*	3,709,085
34,949	Nordstrom, Inc.	1,481,139
101,598	Target Corp.	6,109,088

		11,299,312

Oil, Gas & Consumable Fuels (7.0%):
60,441	Chevron Corp.	5,515,241
30,314	EOG Resources, Inc.	2,771,003
38,571	Exxon Mobil Corp.	2,820,311
50,777	Hess Corp.	3,886,472
34,450	Noble Energy, Inc.	2,965,456
41,112	Occidental Petroleum Corp.	4,033,087

		21,991,570

Pharmaceuticals (4.8%):
118,413	Abbott Laboratories	5,673,167
105,109	Johnson & Johnson Co.	6,500,992
55,101	Teva Pharmaceutical Industries, Ltd., SP ADR	2,872,415

		15,046,574

Road & Rail (1.0%):
46,240	Canadian National Railway Co.	3,073,573

Semiconductors & Semiconductor Equipment (2.4%):
128,353	Intel Corp.	2,699,264
102,261	Microchip Technology, Inc.	3,498,349
3,071	Samsung Electronics Co., Ltd.	1,293,592

		7,491,205

Software (2.8%):
280,165	Oracle Corp.	8,769,164

Specialty Retail (2.1%):
40,173	Sherwin Williams Co.	3,364,489
143,835	Staples, Inc.	3,275,123

		6,639,612

Textiles, Apparel & Luxury Goods (1.3%):
47,098	Nike, Inc., Class B	4,023,111

Tobacco (1.6%):
87,534	Philip Morris International, Inc.	5,123,365

Wireless Telecommunication Services (1.0%):
60,094	American Tower Corp., Class A*	3,103,254

Total Common Stocks (Cost $264,125,855)		311,223,519

Investment Company (1.1%):
3,582,669	Dreyfus Treasury Prime Cash Management, 0.00%(a)	3,582,669

Total Investment Company (Cost $3,582,669)		3,582,669

Total Investments Securities (Cost $267,708,524)(b) — 100.1%		314,806,188
Net other assets (liabilities) — (0.1)%		(210,572)

Net Assets — 100.0%		$314,595,616

Percentages indicated are based on net assets as of December 31, 2010.

*	Non-income producing security

ADR—American Depositary Receipt

plc—Public Limited Company

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Schedule of Portfolio Investments, continued
December 31, 2010

As of December 31, 2010, the Fund’s open forward foreign currency contracts were as follows:

					Unrealized
		Delivery	Contract	Fair	Appreciation/
Short Contracts	Counterparty	Date	Amount	Value	(Depreciation)

Deliver 24,773 British Pounds in exchange for U.S. Dollars	Deutsche Bank	1/4/11	$38,417	$38,616	$(199)

					$(199)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Canada	1.0%
Germany	2.3
Ireland (Republic of)	1.3
Israel	0.9
Netherlands	2.5
Panama	0.4
Republic of Korea (South)	0.4
Switzerland	1.3
United Kingdom	2.2
United States	87.7

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Statement of Assets and Liabilities
December 31, 2010

AZL MFS
Investors
Trust Fund

Assets:
Investment securities, at cost	$267,708,524

Investment securities, at value	$314,806,188
Dividends receivable	234,883
Foreign currency, at value (cost $11,381)	11,381
Receivable for capital shares issued	34,391
Receivable for expenses paid indirectly	1,086
Receivable for investments sold	44,766
Prepaid expenses	3,700

Total Assets	315,136,395

Liabilities:
Unrealized depreciation on forward foreign currency contracts	199
Payable for capital shares redeemed	211,922
Manager fees payable	188,825
Administration fees payable	12,840
Distribution fees payable	65,921
Custodian fees payable	4,286
Administrative and compliance services fees payable	3,063
Trustee fees payable	455
Other accrued liabilities	53,268

Total Liabilities	540,779

Net Assets	$314,595,616

Net Assets Consist of:
Capital	$303,497,506
Accumulated net investment income/(loss)	1,891,142
Accumulated net realized gains/(losses) from investment transactions	(37,890,730)
Net unrealized appreciation/(depreciation) on investments	47,097,698

Net Assets	$314,595,616

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,157,832
Net Asset Value (offering and redemption price per share)	$14.20

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL MFS
Investors
Trust Fund

Investment Income:
Dividends	$5,262,827
Foreign withholding tax	(65,107)

Total Investment Income	5,197,720

Expenses:
Manager fees	2,331,442
Administration fees	141,797
Distribution fees	777,147
Custodian fees	27,855
Administrative and compliance services fees	13,466
Trustees’ fees	26,934
Professional fees	42,954
Shareholder reports	30,729
Other expenses	15,834

Total expenses before reductions	3,408,158
Less expenses voluntarily waived/reimbursed by the Manager	(105,433)
Less expenses paid indirectly	(17,939)

Net expenses	3,284,786

Net Investment Income/(Loss)	1,912,934

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	8,634,552
Net realized gains/(losses) on forward foreign currency contracts	(14,946)
Change in unrealized appreciation/(depreciation) on investments	21,620,188

Net Realized/Unrealized Gains/(Losses) on Investments	30,239,794

Change in Net Assets Resulting From Operations	$32,152,728

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Statements of Changes in Net Assets

	AZL MFS Investors Trust Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,912,934	$447,407
Net realized gains/(losses) on investment transactions	8,619,606	25,295,267
Change in unrealized appreciation/(depreciation) on investments	21,620,188	99,802,215

Change in net assets resulting from operations	32,152,728	125,544,889

Dividends to Shareholders:
From net investment income	(406,267)	(59,235)

Change in net assets resulting from dividends to shareholders	(406,267)	(59,235)

Capital Transactions:
Proceeds from shares issued	30,610,308	88,249,320
Proceeds from dividends reinvested	406,267	59,235
Value of shares redeemed	(102,789,053)	(131,919,042)

Change in net assets resulting from capital transactions	(71,772,478)	(43,610,487)

Change in net assets	(40,026,017)	81,875,167
Net Assets:
Beginning of period	354,621,633	272,746,466

End of period	$314,595,616	$354,621,633

Accumulated net investment income/(loss)	$1,891,142	$406,255

Share Transactions:
Shares issued	2,349,721	8,947,659
Dividends reinvested	31,990	4,990
Shares redeemed	(7,897,252)	(13,603,690)

Change in shares	(5,515,541)	(4,651,041)

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010		2009	2008	2007	2006

Net Asset Value, Beginning of Period	$12.81		$8.44	$14.85	$13.92	$12.35

Investment Activities:
Net Investment Income/(Loss)	0.10		0.02	— (a)	0.02	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	1.31		4.35	(5.77)	1.45	1.55

Total from Investment Activities	1.41		4.37	(5.77)	1.47	1.58

Dividends to Shareholders From:
Net Investment Income	(0.02)		— (a)	(0.01)	(0.03)	—
Net Realized Gains	—		—	(0.63)	(0.51)	(0.01)

Total Dividends	(0.02)		— (a)	(0.64)	(0.54)	(0.01)

Net Asset Value, End of Period	$14.20		$12.81	$8.44	$14.85	$13.92

Total Return(b)	11.01%		51.80%	(40.11)%	10.73%	12.79%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$314,596		$354,622	$272,746	$383,239	$314,449
Net Investment Income/(Loss)	0.62%		0.15%	0.02%	0.11%	0.28%
Expenses Before Reductions(c)	1.10%		1.10%	1.11%	1.12%	1.15%
Expenses Net of Reductions	1.06%		1.04%	1.03%	1.04%	1.08%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.06%		1.07%	1.08%	1.07%	1.11%
Portfolio Turnover Rate	21.36	%(e)	193.49%	144.26%	119.80%	129.27%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Effective October 26, 2009, the Subadviser changed from Jennison Associates LLC to Massachusettes Financial Services Company (“MFS”). Implementation of MFS’ investment strategy has contributed to a lower portfolio turnover rate for the year ended December 31, 2010 as compared to prior years.

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL MFS Investors Trust Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The notional amount foreign currency exchange contracts was $38 thousand as of December 31, 2010. During the year ended December 31, 2010, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$—	Unrealized depreciation on forward foreign currency contracts	$199

*	Total Fair Value is presented by Primary Risk Exposure. For forward foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward foreign currency contracts/change in unrealized appreciation/(depreciation) on investments	$(14,946)	$(199)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement effective October 26, 2009 between the Manager and Massachusetts Financial Services Company (“MFS”), MFS provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to October 26, 2009, the Fund was subadvised by Jennison Associates LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL MFS Investors Trust Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2010

of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $9,414 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2010

appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Automobiles	$—	$2,482,139	$—	$2,482,139
Beverages	3,860,611	6,472,732	—	10,333,343
Chemicals	6,222,692	4,762,711	—	10,985,403
Food Products	2,643,127	2,085,502	—	4,728,629
Hotels, Restaurants & Leisure	3,548,568	613,935	—	4,162,503
Household Products	10,640,127	3,522,044	—	14,162,171
Semiconductors and Semiconductor Equipment	6,197,613	1,293,592	—	7,491,205
All Other Common Stocks+	256,878,126	—	—	256,878,126
Investment Company	3,582,669	—	—	3,582,669

Total Investment Securities	293,573,533	21,232,655	—	314,806,188

Other Financial Instruments:*
Forward Foreign Currency Contracts	—	(199)	—	(199)

Total Investments	$293,573,533	$21,232,456	$—	$314,805,989

*	Other financial instruments would include any derivative instruments, such as futures and forwards. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2010

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Investors Trust Fund	$65,794,862	$135,439,687

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $268,853,921. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$51,558,553
Unrealized depreciation	(5,606,286)

Net unrealized appreciation	$45,952,267

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2016	12/31/2017
AZL MFS Investors Trust Fund	$23,864,218	$12,881,114

During the year ended December 31, 2010, the Fund utilized $8,258,488 in capital loss carryforwards to offset capital gains.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $915 of deferred post October currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2010

Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL MFS Investors Trust Fund	$406,267	$—	$406,267

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

	Ordinary	Return of	Total
	Income	Capital	Distributions(a)
AZL MFS Investors Trust Fund	$59,235	$—	$59,235

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Accumulated		Total
	Ordinary	Capital and	Unrealized	Accumulated
	Income	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL MFS Investors Trust Fund	$1,892,056	$(36,746,247)	$45,952,301	$11,098,110

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Investors Trust Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

23

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

24

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

25

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

28

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Mid Cap Index Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the period ended December 31, 2010?
For the period ended December 31, 2010, the AZL® Mid Cap Index Fund returned 24.67%1, which compared to a 26.64% total return for its benchmark, the S&P MidCap 400 Index2.
The Fund attempts to replicate the performance of the S&P MidCap 400 index of medium-sized U.S. stocks. These stocks performed well early in the period. Investors were encouraged by improving U.S. unemployment figures and strong corporate earnings. Mid caps suffered a setback midway through the period, however, due in large part to fallout from the European sovereign debt crisis and a stalled U.S. job market. Those factors contributed to fears of a “double-dip” recession.
Those fears receded later in the period as the U.S. job market started growing and the midterm election results were seen by investors as good news for the capital markets. Equities rebounded in that environment and posted strong returns to finish the 12-month period. Mid-cap stocks performed especially strongly, out-gaining both large- and small-cap stocks during the period.
The strongest-performing sectors during the period included information technology, consumer discretionary and industrials. The telecommunications services sector was the worst-performing sector during the period, despite a 14% gain. Other relatively weak sectors included financials and utilities.
The Fund underperformed the Index during the period primarily due to the timing of investment transactions executed in connection with the purchase of fund shares.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The S&P MidCap 400 Index (“S&P 400 Index”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. Investors cannot invest directly in an index.

1

AZL® Mid Cap Index Fund Review
Fund Objective
The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.
The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

		Since
	1	Inception
	Year	(5/1/09)

AZL® Mid Cap Index Fund	24.67%	33.54%

S&P MidCap 400 Index	26.64%	35.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross

AZL® Mid Cap Index Fund	0.67%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.60% through April 30, 2011 and 0.71% effective May 1, 2011 through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.66%.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the S&P MidCap 400 Index, which is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Mid Cap Index Fund	$1,000.00	$1,278.90	$3.45	0.60%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Mid Cap Index Fund	$1,000.00	$1,022.18	$3.06	0.60%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Mid Cap Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Aerospace & Defense	0.5%
Airlines	0.4
Auto Components	1.1
Automobiles	0.1
Beverages	0.3
Biotechnology	0.9
Building Products	0.2
Capital Markets	2.3
Chemicals	3.3
Commercial Banks	3.5
Commercial Services & Supplies	1.6
Communications Equipment	1.5
Computers & Peripherals	0.4
Construction & Engineering	1.3
Construction Materials	0.4
Containers & Packaging	1.5
Distributors	0.4
Diversified Consumer Services	1.1
Diversified Financial Services	0.4
Diversified Telecommunication Services	0.3
Electric Utilities	1.6
Electrical Equipment	2.0
Electronic Equipment, Instruments & Components	2.2
Energy Equipment & Services	2.4
Food & Staples Retailing	0.4
Food Products	1.6
Gas Utilities	2.0
Health Care Equipment & Supplies	4.0
Health Care Providers & Services	3.0
Health Care Technology	0.3
Hotels, Restaurants & Leisure	2.1
Household Durables	1.4
Household Products	1.0
Independent Power Producers & Energy Traders	0.1
Industrial Conglomerates	0.2
Insurance	4.0
Internet Software & Services	0.8
IT Services	2.0
Leisure Equipment & Products	0.4
Life Sciences Tools & Services	1.6
Machinery	6.3
Marine	0.4
Media	1.0
Metals & Mining	1.3
Multi-Utilities	1.7
Multiline Retail	0.8
Office Electronics	0.2
Oil, Gas & Consumable Fuels	3.3
Paper & Forest Products	0.1
Personal Products	0.3
Pharmaceuticals	1.0
Professional Services	1.1
Real Estate Investment Trusts (REITs)	7.3
Real Estate Management & Development	0.3
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	3.2
Software	4.3
Specialty Retail	4.0
Textiles, Apparel & Luxury Goods	1.6
Thrifts & Mortgage Finance	1.4
Tobacco	0.1
Trading Companies & Distributors	0.5
Water Utilities	0.3
Wireless Telecommunication Services	0.5
Investment Company	2.6

99.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (96.8%):
Aerospace & Defense (0.5%):
4,501	Alliant Techsystems, Inc.*	$335,009
13,820	BE Aerospace, Inc.*	511,755

		846,764

Airlines (0.4%):
18,325	AirTran Holdings, Inc.*	135,422
4,978	Alaska Air Group, Inc.*	282,203
27,266	JetBlue Airways Corp.*	180,228

		597,853

Auto Components (1.1%):
15,372	BorgWarner, Inc.*	1,112,318
18,969	Gentex Corp.	560,724

		1,673,042

Automobiles (0.1%):
5,735	Thor Industries, Inc.	194,761

Beverages (0.3%):
9,338	Hansen Natural Corp.*	488,191

Biotechnology (0.9%):
6,769	United Therapeutics Corp.*	427,936
27,458	Vertex Pharmaceuticals, Inc.*	961,854

		1,389,790

Building Products (0.2%):
6,068	Lennox International, Inc.	286,956

Capital Markets (2.3%):
6,969	Affiliated Managers Group, Inc.*	691,464
26,365	Apollo Investment Corp.	291,861
15,992	Eaton Vance Corp.	483,438
3,410	Greenhill & Co., Inc.	278,529
16,721	Jefferies Group, Inc.	445,280
13,509	Raymond James Financial, Inc.	441,744
19,716	SEI Investments Co.	469,044
11,541	Waddell & Reed Financial, Inc., Class A	407,282

		3,508,642

Chemicals (3.3%):
12,375	Albemarle Corp.	690,278
10,656	Ashland, Inc.	541,964
8,838	Cabot Corp.	332,751
6,675	Cytec Industries, Inc.	354,176
5,991	Intrepid Potash, Inc.*	223,404
8,869	Lubrizol Corp.	947,919
2,507	Minerals Technologies, Inc.	163,983
1,336	NewMarket Corp.	164,822
10,755	Olin Corp.	220,693
17,422	RPM International, Inc.	385,026
6,211	Scotts Miracle-Gro Co. (The), Class A	315,332
6,718	Sensient Technologies Corp.	246,752
13,309	Valspar Corp. (The)	458,894

		5,045,994

Commercial Banks (3.5%):
23,392	Associated Banc-Corp.	354,389
9,935	BancorpSouth, Inc.	158,463
6,518	Bank of Hawaii Corp.	307,715
10,619	Cathay General Bancorp	177,337
6,269	City National Corp.	384,666
10,482	Commerce Bancshares, Inc.	416,440
8,236	Cullen/Frost Bankers, Inc.	503,384
20,004	East West Bancorp, Inc.	391,078
14,707	FirstMerit Corp.	291,052
26,895	Fulton Financial Corp.	278,094
7,143	International Bancshares Corp.	143,074
4,327	PacWest Bancorp	92,511
6,308	Prosperity Bancshares, Inc.	247,778
5,676	SVB Financial Group*	301,112
106,134	Synovus Financial Corp.	280,194
17,163	TCF Financial Corp.	254,184
7,688	Trustmark Corp.	190,970
21,802	Valley National Bancorp	311,769
9,897	Webster Financial Corp.	194,971
3,936	Westamerica Bancorp	218,330

		5,497,511

Commercial Services & Supplies (1.6%):
6,324	Brink’s Co. (The)	169,989
3,100	Clean Harbors, Inc.*	260,648
9,444	Copart, Inc.*	352,733
14,902	Corrections Corp. of America*	373,444
6,938	Deluxe Corp.	159,713
7,719	Herman Miller, Inc.	195,291
6,057	HNI Corp.	188,978
4,176	Mine Safety Appliances Co.	129,999
8,601	Rollins, Inc.	169,870
15,561	Waste Connections, Inc.	428,394

		2,429,059

Communications Equipment (1.5%):
8,528	ADTRAN, Inc.	308,799
12,649	Ciena Corp.*	266,262
12,847	CommScope, Inc.*	401,083
6,440	Plantronics, Inc.	239,697
11,542	Polycom, Inc.*	449,907
19,865	Riverbed Technology, Inc.*	698,652

		2,364,400

Computers & Peripherals (0.4%):
8,878	Diebold, Inc.	284,540
21,532	NCR Corp.*	330,947

		615,487

Construction & Engineering (1.3%):
16,021	Aecom Technology Corp.*	448,107
4,615	Granite Construction, Inc.	126,589
20,401	KBR, Inc.	621,619

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Construction & Engineering, continued

11,483	Shaw Group, Inc.*	$393,063
11,183	URS Corp.*	465,325

		2,054,703

Construction Materials (0.4%):
6,153	Martin Marietta Materials, Inc.	567,553

Containers & Packaging (1.5%):
9,065	AptarGroup, Inc.	431,222
4,207	Greif, Inc., Class A	260,413
13,861	Packaging Corp. of America	358,168
5,261	Rock-Tenn Co., Class A	283,831
6,790	Silgan Holdings, Inc.	243,150
13,907	Sonoco Products Co.	468,249
14,573	Temple-Inland, Inc.	309,531

		2,354,564

Distributors (0.4%):
19,519	LKQ Corp.*	443,472
3,767	Watsco, Inc.	237,622

		681,094

Diversified Consumer Services (1.1%):
8,900	Career Education Corp.*	184,497
3,555	ITT Educational Services, Inc.*	226,418
3,987	Matthews International Corp., Class A	139,465
7,826	Regis Corp.	129,912
33,042	Service Corp. International	272,596
9,064	Sotheby’s	407,880
1,831	Strayer Education, Inc.	278,715

		1,639,483

Diversified Financial Services (0.4%):
16,052	MSCI, Inc., Class A*	625,386

Diversified Telecommunication Services (0.3%):
26,779	Cincinnati Bell, Inc.*	74,981
20,451	TW Telecom, Inc.*	348,690

		423,671

Electric Utilities (1.6%):
8,213	Cleco Corp.	252,632
16,076	DPL, Inc.	413,314
18,335	Great Plains Energy, Inc.	355,516
12,728	Hawaiian Electric Industries, Inc.	290,071
6,640	IDACORP, Inc.	245,547
31,785	NV Energy, Inc.	446,579
11,722	PNM Resources, Inc.	152,620
15,056	Westar Energy, Inc.	378,809

		2,535,088

Electrical Equipment (2.0%):
5,820	Acuity Brands, Inc.	335,639
21,629	AMETEK, Inc.	848,919
6,375	Baldor Electric Co.	401,880
8,112	Hubbell, Inc., Class B	487,774
5,217	Regal-Beloit Corp.	348,287
7,004	Thomas & Betts Corp.*	338,293
8,012	Woodward Governor Co.	300,931

		3,061,723

Electronic Equipment, Instruments & Components (2.2%):
15,650	Arrow Electronics, Inc.*	536,013
20,536	Avnet, Inc.*	678,304
21,193	Ingram Micro, Inc., Class A*	404,574
5,462	Itron, Inc.*	302,868
7,928	National Instruments Corp.	298,410
6,303	Tech Data Corp.*	277,458
16,228	Trimble Navigation, Ltd.*	647,984
22,293	Vishay Intertechnology, Inc.*	327,261

		3,472,872

Energy Equipment & Services (2.4%):
7,582	Atwood Oceanics, Inc.*	283,339
4,633	Dril-Quip, Inc.*	360,077
8,548	Exterran Holdings, Inc.*	204,725
14,259	Helix Energy Solutions Group, Inc.*	173,104
7,313	Oceaneering International, Inc.*	538,456
20,831	Patterson-UTI Energy, Inc.	448,908
23,747	Pride International, Inc.*	783,651
10,653	Superior Energy Services, Inc.*	372,748
6,947	Tidewater, Inc.	374,027
5,374	Unit Corp.*	249,784

		3,788,819

Food & Staples Retailing (0.4%):
7,381	BJ’s Wholesale Club, Inc.*	353,550
5,780	Ruddick Corp.	212,935

		566,485

Food Products (1.6%):
10,219	Corn Products International, Inc.	470,074
10,241	Flowers Foods, Inc.	275,585
15,666	Green Mountain Coffee Roasters, Inc.*	514,785
2,600	Lancaster Colony Corp.	148,720
7,424	Ralcorp Holdings, Inc.*	482,634
22,437	Smithfield Foods, Inc.*	462,875
3,355	Tootsie Roll Industries, Inc.	97,195

		2,451,868

Gas Utilities (2.0%):
10,548	AGL Resources, Inc.	378,146
12,221	Atmos Energy Corp.	381,295
9,716	Energen Corp.	468,894
11,107	National Fuel Gas Co.	728,841
23,596	Questar Corp.	410,806

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Gas Utilities, continued

14,930	UGI Corp.	$471,490
6,904	WGL Holdings, Inc.	246,956

		3,086,428

Health Care Equipment & Supplies (4.0%):
9,358	Beckman Coulter, Inc.	704,002
15,428	Edwards Lifesciences Corp.*	1,247,199
6,516	Gen-Probe, Inc.*	380,209
8,523	Hill-Rom Holdings, Inc.	335,550
35,122	Hologic, Inc.*	660,996
7,771	IDEXX Laboratories, Inc.*	537,909
9,466	Immucor, Inc.*	187,711
8,462	Kinetic Concepts, Inc.*	354,389
7,964	Masimo Corp.	231,513
20,432	ResMed, Inc.*	707,764
7,995	STERIS Corp.	291,498
5,405	Teleflex, Inc.	290,843
7,905	Thoratec Corp.*	223,870

		6,153,453

Health Care Providers & Services (3.0%):
12,508	Community Health Systems, Inc.*	467,424
33,876	Health Management Associates, Inc., Class A*	323,177
12,916	Health Net, Inc.*	352,478
12,469	Henry Schein, Inc.*	765,472
5,411	Kindred Healthcare, Inc.*	99,400
7,131	LifePoint Hospitals, Inc.*	262,064
13,194	Lincare Holdings, Inc.	353,995
6,445	MEDNAX, Inc.*	433,684
15,670	Omnicare, Inc.	397,861
8,562	Owens & Minor, Inc.	251,980
13,145	Universal Health Services, Inc., Class B	570,756
11,649	VCA Antech, Inc.*	271,305
5,752	WellCare Health Plans, Inc.*	173,825

		4,723,421

Health Care Technology (0.3%):
25,287	Allscripts-Misys Healthcare Solutions, Inc.*	487,280

Hotels, Restaurants & Leisure (2.1%):
7,246	Bally Technologies, Inc.*	305,709
4,111	Bob Evans Farms, Inc.	135,499
7,726	Boyd Gaming Corp.*	81,896
12,480	Brinker International, Inc.	260,582
8,011	Cheesecake Factory, Inc. (The)*	245,617
4,181	Chipotle Mexican Grill, Inc., Class A*	889,131
3,968	International Speedway Corp., Class A	103,843
5,663	Life Time Finess, Inc.*	232,126
4,101	Panera Bread Co., Class A*	415,062
8,697	Scientific Games Corp.*	86,622
43,517	Wendy’s/Arby’s Group, Inc.	201,049
7,809	WMS Industries, Inc.*	353,279

		3,310,415

Household Durables (1.4%):
5,421	American Greetings Corp., Class A	120,129
9,766	KB Home	131,743
5,100	M.D.C. Holdings, Inc.	146,727
7,603	Mohawk Industries, Inc.*	431,546
763	NVR, Inc.*	527,248
5,990	Ryland Group, Inc. (The)	102,010
19,506	Toll Brothers, Inc.*	370,614
8,535	Tupperware Brands Corp.	406,864

		2,236,881

Household Products (1.0%):
9,864	Aaron’s, Inc.	201,127
9,613	Church & Dwight Co., Inc.	663,489
9,538	Energizer Holdings, Inc.*	695,320

		1,559,936

Independent Power Producers & Energy Traders (0.1%):
14,151	Dynegy, Inc.*	79,529

Industrial Conglomerates (0.2%):
8,243	Carlisle Cos., Inc.	327,577

Insurance (4.0%):
10,632	American Financial Group, Inc.	343,307
14,327	Arthur J. Gallagher & Co.	416,629
15,810	Brown & Brown, Inc.	378,492
14,078	CoreLogic, Inc.	260,725
7,393	Everest Re Group, Ltd.	627,074
30,677	Fidelity National Financial, Inc., Class A	419,661
14,094	First American Financial Corp.	210,564
6,098	Hanover Insurance Group, Inc. (The)	284,899
15,583	HCC Insurance Holdings, Inc.	450,972
4,816	Mercury General Corp.	207,136
34,400	Old Republic International Corp.	468,872
11,580	Protective Life Corp.	308,491
9,896	Reinsurance Group of America, Inc.	531,514
6,217	StanCorp Financial Group, Inc.	280,636
8,547	Transatlantic Holdings, Inc.	441,196
6,731	Unitrin, Inc.	165,179
16,074	W.R. Berkley Corp.	440,106

		6,235,453

Internet Software & Services (0.8%):
5,368	Digital River, Inc.*	184,767
6,216	Equinix, Inc.*	505,112

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Internet Software & Services, continued

13,125	Rackspace Hosting, Inc.*	$412,256
11,000	ValueClick, Inc.*	176,330

		1,278,465

IT Services (2.0%):
10,845	Acxiom Corp.*	185,992
7,027	Alliance Data Systems Corp.*	499,128
16,899	Broadridge Financial Solutions, Inc.	370,595
16,471	Convergys Corp.*	216,923
4,814	DST Systems, Inc.	213,501
9,874	Gartner, Inc.*	327,817
10,768	Global Payments, Inc.	497,589
12,343	Lender Processing Services, Inc.	364,365
3,051	ManTech International Corp., Class A*	126,098
8,301	NeuStar, Inc., Class A*	216,241
5,794	SRA International, Inc., Class A*	118,487

		3,136,736

Leisure Equipment & Products (0.4%):
36,355	Eastman Kodak Co.*	194,863
4,581	Polaris Industries, Inc.	357,409

		552,272

Life Sciences Tools & Services (1.6%):
2,630	Bio-Rad Laboratories, Inc., Class A*	273,125
7,803	Charles River Laboratories International, Inc.*	277,319
8,765	Covance, Inc.*	450,609
4,435	Mettler-Toledo International, Inc.*	670,616
16,064	Pharmaceutical Product Development, Inc.	435,977
5,013	Techne Corp.	329,204

		2,436,850

Machinery (6.3%):
12,575	AGCO Corp.*	637,050
10,947	Bucyrus International, Inc., Class A	978,662
6,242	Crane Co.	256,359
10,338	Donaldson Co., Inc.	602,499
7,093	Gardner Denver, Inc.	488,140
8,094	Graco, Inc.	319,308
10,882	Harsco Corp.	308,178
11,067	IDEX Corp.	432,941
13,955	Joy Global, Inc.	1,210,596
11,095	Kennametal, Inc.	437,809
5,712	Lincoln Electric Holdings, Inc.	372,822
4,590	Nordson Corp.	421,729
12,261	Oshkosh Truck Corp.*	432,078
13,338	Pentair, Inc.	486,970
6,785	SPX Corp.	485,060
14,719	Terex Corp.*	456,878
10,891	Timken Co.	519,828
10,781	Trinity Industries, Inc.	286,882
2,885	Valmont Industries, Inc.	255,986
6,480	Wabtec Corp.	342,727

		9,732,502

Marine (0.4%):
5,580	Alexander & Baldwin, Inc.	223,367
7,235	Kirby Corp.*	318,702

		542,069

Media (1.0%):
14,428	AOL, Inc.*	342,088
9,681	DreamWorks Animation SKG, Inc., Class A*	285,299
5,357	Harte-Hanks, Inc.	68,409
6,273	John Wiley & Sons, Inc.	283,791
7,748	Lamar Advertising Co.*	308,680
15,983	New York Times Co., Class A*	156,633
3,256	Scholastic Corp.	96,182

		1,541,082

Metals & Mining (1.3%):
5,945	Carpenter Technology Corp.	239,227
15,459	Commercial Metals Co.	256,465
4,423	Compass Minerals International, Inc.	394,841
10,083	Reliance Steel & Aluminum Co.	515,241
29,334	Steel Dynamics, Inc.	536,812
7,586	Worthington Industries, Inc.	139,583

		2,082,169

Multi-Utilities (1.7%):
14,981	Alliant Energy Corp.	550,851
5,308	Black Hills Corp.	159,240
25,442	MDU Resources Group, Inc.	515,709
13,999	NSTAR	590,618
13,173	OGE Energy Corp.	599,898
11,038	Vectren Corp.	280,145

		2,696,461

Multiline Retail (0.8%):
6,338	99 Cents Only Stores*	101,028
16,921	Dollar Tree, Inc.*	948,929
21,751	Saks, Inc.*	232,736

		1,282,693

Office Electronics (0.2%):
7,641	Zebra Technologies Corp., Class A*	290,282

Oil, Gas & Consumable Fuels (3.3%):
21,957	Arch Coal, Inc.	769,813
6,274	Bill Barrett Corp.*	258,050

8

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued

11,446	Cimarex Energy Co.	$1,013,314
6,440	Comstock Resources, Inc.*	158,166
15,323	Forest Oil Corp.*	581,814
14,292	Frontier Oil Corp.*	257,399
3,621	Overseas Shipholding Group, Inc.	128,256
10,828	Patriot Coal Corp.*	209,738
18,934	Plains Exploration & Production Co.*	608,539
15,888	Quicksilver Resources, Inc.*	234,189
8,522	SM Energy Co.	502,202
16,828	Southern Union Co.	405,050

		5,126,530

Paper & Forest Products (0.1%):
17,844	Louisiana-Pacific Corp.*	168,804

Personal Products (0.3%):
11,600	Alberto-Culver Co.	429,664

Pharmaceuticals (1.0%):
15,621	Endo Pharmaceuticals Holdings, Inc.*	557,826
8,196	Medicis Pharmaceutical Corp., Class A	219,571
11,218	Perrigo Co.	710,436

		1,487,833

Professional Services (1.1%):
4,638	Corporate Executive Board Co.	174,157
6,279	FTI Consulting, Inc.*	234,081
6,260	Korn/Ferry International*	144,669
11,023	Manpower, Inc.	691,803
6,644	Navigant Consulting, Inc.*	61,125
6,123	Towers Watson & Co., Class A	318,763

		1,624,598

Real Estate Investment Trusts (REITs) (7.3%):
7,479	Alexandria Real Estate Equities, Inc.	547,912
22,755	AMB Property Corp.	721,561
8,663	BRE Properties, Inc.	376,840
9,282	Camden Property Trust	501,042
9,042	Corporate Office Properties Trust	316,018
14,006	Cousins Properties, Inc.	116,812
34,077	Duke Realty Corp.	424,599
6,238	Equity One, Inc.	113,407
4,234	Essex Property Trust, Inc.	483,607
8,314	Federal Realty Investment Trust	647,910
9,025	Highwoods Properties, Inc.	287,446
16,685	Hospitality Properties Trust	384,422
15,435	Liberty Property Trust	492,685
17,583	Macerich Co. (The)	832,907
10,750	Mack-Cali Realty Corp.	355,395
17,062	Nationwide Health Properties, Inc.	620,716
13,314	OMEGA Healthcare Investors, Inc.	298,766
5,410	Potlatch Corp.	176,095
10,888	Rayonier, Inc.	571,838
15,825	Realty Income Corp.	541,215
11,065	Regency Centers Corp.	467,386
18,920	Senior Housing Properties Trust	415,105
10,576	SL Green Realty Corp.	713,986
24,615	UDR, Inc.	578,945
16,276	Weingarten Realty Investors	386,718

		11,373,333

Real Estate Management & Development (0.3%):
5,764	Jones Lang LaSalle, Inc.	483,715

Road & Rail (1.2%):
7,403	Con-way, Inc.	270,728
11,995	J.B. Hunt Transport Services, Inc.	489,516
13,867	Kansas City Southern Industries, Inc.*	663,675
6,640	Landstar System, Inc.	271,841
5,992	Werner Enterprises, Inc.	135,419

		1,831,179

Semiconductors & Semiconductor Equipment (3.2%):
61,931	Atmel Corp.*	762,990
14,656	Cree, Inc.*	965,684
16,742	Fairchild Semiconductor International, Inc.*	261,343
20,959	Integrated Device Technology, Inc.*	139,587
9,380	International Rectifier Corp.*	278,492
16,811	Intersil Corp., Class A	256,704
16,618	Lam Research Corp.*	860,480
37,152	RF Micro Devices, Inc.*	273,067
8,432	Semtech Corp.*	190,901
5,912	Silicon Laboratories, Inc.*	272,070
24,769	Skyworks Solutions, Inc.*	709,136

		4,970,454

Software (4.3%):
4,491	ACI Worldwide, Inc.*	120,673
2,161	Advent Software, Inc.*	125,165
12,297	Ansys, Inc.*	640,305
36,120	Cadence Design Systems, Inc.*	298,351
6,163	Concur Technologies, Inc.*	320,045
6,266	FactSet Research Systems, Inc.	587,500
5,451	Fair Isaac Corp.	127,390
12,682	Informatica Corp.*	558,389
11,573	Jack Henry & Associates, Inc.	337,353
14,830	Mentor Graphics Corp.*	177,960
10,890	Micros Systems, Inc.*	477,635

9

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Software, continued

15,930	Parametric Technology Corp.*	$358,903
8,130	Quest Software, Inc.*	225,526
14,212	Rovi Corp.*	881,286
9,494	Solera Holdings, Inc.	487,232
20,077	Synopsys, Inc.*	540,272
22,567	TIBCO Software, Inc.*	444,796

		6,708,781

Specialty Retail (4.0%):
11,359	Advance Auto Parts, Inc.	751,398
12,497	Aeropostale, Inc.*	307,926
26,449	American Eagle Outfitters, Inc.	386,949
7,848	Ann Taylor Stores Corp.*	214,957
5,391	Barnes & Noble, Inc.	76,283
24,008	Chico’s FAS, Inc.	288,816
8,705	Collective Brands, Inc.*	183,676
11,979	Dick’s Sporting Goods, Inc.*	449,212
9,369	Dress Barn, Inc.*	247,529
21,041	Foot Locker, Inc.	412,824
8,581	Guess?, Inc.	406,053
8,642	J. Crew Group, Inc.*	372,816
37,464	Office Depot, Inc.*	202,306
15,893	PetSmart, Inc.	632,859
8,707	Rent-A-Center, Inc.	281,062
9,854	Tractor Supply Co.	477,820
14,347	Williams-Sonoma, Inc.	512,044

		6,204,530

Textiles, Apparel & Luxury Goods (1.6%):
5,209	Deckers Outdoor Corp.*	415,366
6,945	Fossil, Inc.*	489,483
12,946	Hanesbrands, Inc.*	328,828
8,970	Phillips-Van Heusen Corp.	565,200
5,273	Timberland Co., Class A*	129,663
4,757	Under Armour, Inc.*	260,874
6,015	Warnaco Group, Inc. (The)*	331,246

		2,520,660

Thrifts & Mortgage Finance (1.4%):
11,158	Astoria Financial Corp.	155,208
28,262	First Niagara Financial Group, Inc.	395,103
58,863	New York Community Bancorp, Inc.	1,109,567
14,207	NewAlliance Bancshares, Inc.	212,821
15,212	Washington Federal, Inc.	257,387

		2,130,086

Tobacco (0.1%):
3,218	Universal Corp.	130,973

Trading Companies & Distributors (0.5%):
6,260	GATX Corp.	220,853
6,023	MSC Industrial Direct Co., Inc., Class A	389,628
8,185	United Rentals, Inc.*	186,208

		796,689

Water Utilities (0.3%):
18,589	Aqua America, Inc.	417,881

Wireless Telecommunication Services (0.5%):
9,491	Syniverse Holdings, Inc.*	292,797
12,418	Telephone and Data Systems, Inc.	453,878

		746,675

Total Common Stocks (Cost $124,394,269)		150,086,098

Investment Company (2.6%):
4,055,855	Dreyfus Treasury Prime Cash Management, 0.00%(a)	4,055,855

Total Investment Company (Cost $4,055,855)		4,055,855

Total Investment Securities (Cost $128,450,124)(b) — 99.4%		154,141,953
Net other assets (liabilities) — 0.6%		853,432

Net Assets — 100.0%		$154,995,385

Percentages indicated are based on net assets as of December 31, 2010.

*	Non-income producing security

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

10

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Futures Contracts

Cash of $567,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2010:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 400 Index E-Mini March Futures	Long	3/18/11	51	$4,617,030	$41,441

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Bermuda	0.4%
United States	99.6

100.0%

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Mid
Cap Index
Fund

Assets:
Investment securities, at cost	$128,450,124

Investment securities, at value	$154,141,953
Segregated cash for collateral	567,000
Dividends receivable	117,679
Receivable for capital shares issued	290,385
Prepaid expenses	2,156

Total Assets	155,119,173

Liabilities:
Payable for capital shares redeemed	3,911
Payable for variation margin on futures contracts	32,505
Manager fees payable	28,955
Administration fees payable	6,178
Distribution fees payable	31,955
Custodian fees payable	3,645
Administrative and compliance services fees payable	928
Trustee fees payable	164
Other accrued liabilities	15,547

Total Liabilities	123,788

Net Assets	$154,995,385

Net Assets Consist of:
Capital	$121,505,964
Accumulated net investment income/(loss)	750,947
Accumulated net realized gains/(losses) from investment transactions	7,005,204
Net unrealized appreciation/(depreciation) on investments	25,733,270

Net Assets	$154,995,385

Shares of beneficial interest (unlimited number of shares authorized, no par value)	9,583,810
Net Asset Value (offering and redemption price per share)	$16.17

12

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Mid
Cap Index
Fund

Investment Income:
Interest	$82
Dividends	1,384,317

Total Investment Income	1,384,399

Expenses:
Manager fees	263,938
Administration fees	57,602
Distribution fees	263,938
Custodian fees	28,128
Administrative and compliance services fees	3,860
Trustees’ fees	7,830
Professional fees	11,062
Shareholder reports	9,445
Other expenses	3,586

Total expenses before reductions	649,389
Less expenses contractually waived/reimbursed by the Manager	(15,938)

Net expenses	633,451

Net Investment Income/(Loss)	750,948

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	6,429,456
Net realized gains/(losses) on futures transactions	798,636
Change in unrealized appreciation/(depreciation) on investments	15,396,510

Net Realized/Unrealized Gains/(Losses) on Investments	22,624,602

Change in Net Assets Resulting From Operations	$23,375,550

13

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Statements of Changes in Net Assets

	AZL Mid Cap Index Fund
	For the	May 1, 2009
	Year Ended	to
	December 31,	December 31,
	2010	2009(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$750,948	$316,892
Net realized gains/(losses) on investment transactions	7,228,092	525,981
Change in unrealized appreciation/(depreciation) on investments	15,396,510	10,336,760

Change in net assets resulting from operations	23,375,550	11,179,633

Dividends to Shareholders:
From net investment income	(332,765)	—
From net realized gains on investments	(748,869)	—

Change in net assets resulting from dividends to shareholders	(1,081,634)	—

Capital Transactions:
Proceeds from shares issued	104,238,155	63,430,592
Proceeds from dividends reinvested	1,081,634	—
Value of shares redeemed	(37,828,780)	(9,399,765)

Change in net assets resulting from capital transactions	67,491,009	54,030,827

Change in net assets	89,784,925	65,210,460
Net Assets:
Beginning of period	65,210,460	—

End of period	$154,995,385	$65,210,460

Accumulated net investment income/(loss)	$750,947	$332,764

Share Transactions:
Shares issued	7,178,404	5,767,705
Dividends reinvested	78,209	—
Shares redeemed	(2,654,539)	(785,969)

Change in shares	4,602,074	4,981,736

(a)	Period from commencement of operations.

14

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2009 to
	December 31,	December 31,
	2010	2009(a)

Net Asset Value, Beginning of Period	$13.09	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.05	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	3.16	3.03

Total from Investment Activities	3.21	3.09

Dividends to Shareholders From:
Net Investment Income	(0.04)	—
Net Realized Gains	(0.09)	—

Total Dividends	(0.13)	—

Net Asset Value, End of Period	$16.17	$13.09

Total Return(b)(c)	24.67%	30.90%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$154,995	$65,210
Net Investment Income/(Loss)(d)	0.71%	1.12%
Expenses Before Reductions(d)(e)	0.61%	0.66%
Expenses Net of Reductions(d)	0.60%	0.60%
Portfolio Turnover Rate(c)	34.31%	27.28%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

15

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Mid Cap Index Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the year ended December 31, 2010, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $4.6 million as of December 31, 2010. The monthly average notional amount for these contracts was $3.2 million for the year ended December 31, 2010.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2010

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Receivable for variation margin on futures contracts	$41,441	Payable for variation margin on futures contracts	$—

*	Total Fair Value is presented by Primary Risk Exposure. For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/(depreciation) on investments	$798,636	$(26,330)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 0.60% through April 30, 2011 and 0.71% effective May 1, 2011 through April 30, 2012.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Mid Cap Index Fund	0.25%	0.60%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2012	12/31/2013
AZL Mid Cap Index Fund	$17,584	$15,938

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2010

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $2,793 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2010

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$150,086,098	$—	$—	$150,086,098
Investment Company	4,055,855	—	—	4,055,855

Total Investment Securities	154,141,953	—	—	154,141,953

Other Financial Instruments:*
Futures Contracts	41,441	—	—	41,441

Total Investments	$154,183,394	$—	$—	$154,183,394

*	Other financial instruments would include any derivative instruments, such as futures and forwards. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2010

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Mid Cap Index Fund	$99,912,998	$34,346,496

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $128,893,471. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$27,033,833
Unrealized depreciation	(1,785,351)

Net unrealized appreciation	$25,248,482

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Mid Cap Index Fund	$845,670	$235,964	$1,081,634

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2010

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated		Total
	Ordinary	Long Term Capital	Accumulated	Capital and	Unrealized	Accumulated
	Income	Gains	Earnings	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Mid Cap Index Fund	$5,136,418	$3,104,521	$8,240,939	$—	$25,248,482	$33,489,421

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Mid Cap Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 48.73% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2010, the Fund declared net long-term capital gain distributions of $235,964.

During the year ended December 31, 2010, the Fund declared net short-term capital gain distributions of $512,905.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

27

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

28

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

29

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

31

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Money Market Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Money Market Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Money Market Fund, and BlackRock Institutional Management Corporation serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
The Federal Open Market Committee held the federal funds target rate at the historically low level of 0.00%-0.25% during the period. The low rates, which were intended in part to jumpstart a weak economy, led to very low yields on money market securities. Diminishing supply, concerns about European sovereign debt and new federal rules for money market funds all contributed to a challenging environment for the Fund.
The Fund maintained a relatively long average-weighted maturity for most of the year in light of expectations for low interest rates. However, during the second quarter the Fund periodically shortened its average-weighted maturity in response to market volatility related to concerns about sovereign debt problems in peripheral European countries.*
The Securities and Exchange Commission (“the SEC”) implemented new rules for money market funds in May, with specific requirements regarding liquidity, quality, disclosure and transparency. The Fund fulfilled all the requirements of the new rules in accordance with the time line established by the SEC, using Treasury bills and other government securities to augment the quality, liquidity and diversification of the portfolio. However, these measures contributed to a reduction in the Fund’s yield during the second half of the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

1

AZL® Money Market Fund Review
Fund Objective
The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations.
Investment Concerns
An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

	1	3	5	10
	Year	Year	Year	Years

AZL® Money Market Fund	0.00%	0.88%	2.36%	1.95%

Three-Month U.S. Treasury Bill Index	0.14%	0.56%	2.13%	2.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Money Market Fund	0.69%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
Yield as of December 31, 2010

	7 Day	7 Day	30 Day
	Average	Effective	Average

AZL® Money Market Fund	0.00%	0.00%	0.00%

The Fund’s performance is compared to the Three-Month U.S. Treasury Bill Index. The Treasury Bill Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to certain limitations as further described in Note 3 to the Financial Statements. The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield. The 7-day yield quotation is as of 12/31/10 and more closely reflects the current earnings of the Fund than the total return quotation.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Money Market Fund	$1,000.00	$1,000.00	$1.87	0.37%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Money Market Fund	$1,000.00	$1,023.34	$1.89	0.37%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Money Market Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Certificates of Deposit	21.1%
Commercial Paper	42.7
Corporate Bonds	0.8
Yankee Dollars	1.5
Municipal Bonds	13.8
U.S. Government Agency Mortgages	9.2
U.S. Treasury Obligations	10.9
Investment Company	6.1

106.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments
December 31, 2010

Principal		Amortized
Amount		Cost
Certificates of Deposit (21.1%):
Commercial Banks (18.5%):
$5,000,000	Bank of Montreal, Chicago, 0.31%, 1/31/11(a)	$5,000,000
10,000,000	Bank Tokyo-Mitsubishi UFJ, NY, 0.30%, 3/14/11	10,000,000
7,500,000	Barclays Bank plc, NY, 0.42%, 2/18/11	7,500,000
10,000,000	BNP Paribas, NY, 0.39%, 5/5/11	10,000,000
10,000,000	Canadian Imperial Bank of Commerce, NY, 0.42%, 1/3/11(a)	10,000,000
10,000,000	Commomwealth Bank of Australia, 0.49%, 1/14/11	10,000,864
15,000,000	Credit Agricole CIB, NY, 0.32%, 2/14/11	15,000,000
10,000,000	Fortis Bank, NY, 0.33%, 2/15/11	9,999,938
10,000,000	Lloyds TSB Bank plc, NY, 0.42%, 5/12/11	10,000,000
8,000,000	Royal Bank of Canada, NY, 0.37%, 1/3/11(a)	8,000,000
21,000,000	Royal Bank of Scotland plc, NY, 0.67%, 1/3/11(a)	21,000,000
20,000,000	Royal Bank of Scotland plc, NY, 0.50%, 1/21/11(a)	20,000,000
10,000,000	Societe Generale, NY, 0.39%, 2/3/11(a)	10,000,000
2,500,000	Toronto-Dominion Bank, 0.27%, 1/4/11(a)	2,500,000
10,000,000	Toronto-Dominion Bank, 0.28%, 3/22/11	10,000,000

		159,000,802

Diversified Financial Services (2.6%):
4,500,000	Rabobank Nederland NV, NY, 0.27%, 1/8/11(a)	4,500,000
5,000,000	Rabobank Nederland NV, NY, 0.26%, 1/13/11(a)	5,000,000
6,000,000	Rabobank Nederland NV, NY, 0.57%, 1/18/11	6,000,000
7,000,000	Rabobank Nederland NV, NY, 0.35%, 1/18/11(a)	7,000,000

		22,500,000

Total Certificates of Deposit (Cost $181,500,802)		181,500,802

Commercial Paper (42.7%):
Commercial Banks (9.0%):
10,000,000	BNP Paribas Finance, Inc., 0.49%, 2/11/11(b)	9,994,419
10,000,000	BNP Paribas Finance, Inc., 0.42%, 3/1/11(b)	9,993,117
10,000,000	Credit Agricole NA, 0.40%, 2/8/11(b)	9,995,778
10,000,000	Credit Agricole NA, 0.41%, 4/8/11(b)	9,988,953
17,114,000	Natixis US Finance Co., 0.27%, 1/7/11(b)	17,113,230
10,000,000	NRW Bank, 0.40%, 2/3/11(b)(c)	9,996,379
10,000,000	State Street Corp., 0.31%, 2/22/11(b)	9,995,522

		77,077,398

Diversified Financial Services (33.7%):
10,000,000	Argento Variable Funding LLC, 0.56%, 2/14/11(b)(c)	9,993,156
10,000,000	Argento Variable Funding LLC, 0.36%, 2/23/11(b)(c)	9,994,700
7,000,000	BNZ International Funding, Ltd., 0.35%, 1/4/11(a)(c)	7,000,066
20,000,000	Cancara Asset Securitization LLC, 0.30%, 1/24/11(b)(c)	19,996,167
10,000,000	Cancara Asset Securitization LLC, 0.46%, 4/26/11(b)(c)	9,985,306
10,000,000	Clipper Receivables Co. LLC, 0.52%, 1/18/11(b)(c)	9,997,544
10,000,000	Clipper Receivables Co. LLC, 0.44%, 2/15/11(b)(c)	9,994,500
20,645,000	Fairway Finance Corp., 0.15%, 1/3/11(b)(c)	20,644,828
15,000,000	Fairway Finance Corp. LLC, 0.29%, 5/4/11(b)(c)	15,000,000
15,000,000	ING Funding LLC, 0.23%, 1/7/11(b)	14,999,425
10,000,000	ING Funding LLC, 0.43%, 4/5/11(b)	9,988,772
25,000,000	Manhattan Asset Funding Co., 0.28%, 1/18/11(b)(c)	24,996,694
5,000,000	MetLife Funding, Inc., 0.29%, 1/12/11(b)(c)	4,999,557
18,000,000	MetLife Short Term Funding, 0.25%, 1/20/11(b)(c)	17,997,625
10,000,000	Nieuw Amsterdam Receivables, 0.37%, 1/7/11(b)(c)	9,999,383
15,000,000	Nieuw Amsterdam Receivables, 0.30%, 1/21/11(b)(c)	14,997,500
24,000,000	Romulus Funding Corp., 0.43%, 1/12/11(b)(c)	23,996,847
10,000,000	Royal Park Investment Funding Corp., 0.32%, 1/7/11(b)	9,999,475
10,000,000	Solitaire Funding LLC, 0.28%, 1/24/11(b)(c)	9,998,211

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Amortized
Amount		Cost
Commercial Paper, continued
Diversified Financial Services, continued

$8,000,000	Sydney Capital Corp., 0.40%, 1/14/11(b)(c)	$7,998,844
20,000,000	Thames Asset Global Securitization, 0.38%, 4/18/11(b)(c)	19,977,411
8,000,000	Windmill Funding Corp., 0.40%, 3/1/11(b)(c)	7,994,756

		290,550,767

Total Commercial Paper (Cost $367,628,165)		367,628,165

Corporate Bond (0.8%):
Commercial Banks (0.8%):
6,635,000	KBC Bank NV, 1.72%, 1/1/11, MTN(a)	6,635,000

Total Corporate Bond (Cost $6,635,000)		6,635,000

Yankee Dollars (1.5%):
Commercial Banks (1.5%):
5,000,000	Groupe BPCE, 0.35%, 3/10/11(b)(c)	4,996,694
8,000,000	Westpac Banking Corp., NY, 0.34%, 1/5/11(a)	8,000,000

		12,996,694

Total Yankee Dollars (Cost $12,996,694)		12,996,694

Municipal Bonds (13.8%):
California (6.4%):
16,500,000	California Health Facilities Financing Authority Revenue, Series B, 0.29%, 1/7/11, LOC: JPMorgan Chase Bank(a)	16,500,000
18,095,000	California Housing Finance Agency Revenue, Series E, 0.33%, 1/7/11, AMT(a)	18,095,000
10,000,000	California Housing Finance Agency Revenue, Series E-1, 0.33%, 1/7/11, LOC: Freddie Mac, Fannie Mae, AMT(a)	10,000,000
11,000,000	Los Angeles Community Redevelopment Agency Multi-Family Housing Revenue, Series A, 0.31%, 1/7/11, Fannie Mae, LIQ FAC: Fannie Mae, AMT(a)	11,000,000

		55,595,000

Colorado (1.9%):
16,355,000	Moffat County Pollution Control Revenue, 0.35%, 1/7/11, LOC: Wells Fargo Bank N.A.(a)	16,355,000

New York (2.9%):
10,000,000	New York City Housing Development Corp. Multi-Family Rent Revenue, Series A, 0.33%, 1/7/11, LIQ FAC: Fannie Mae, AMT(a)	10,000,000
15,000,000	New York City Housing Development Corp. Multi-Family Rent Revenue, Series A, 0.30%, 1/7/11, LIQ FAC: Fannie Mae(a)	15,000,000

		25,000,000

Pennsylvania (2.0%):
17,320,000	Pennsylvania Housing Finance Agency Revenue, Series 86B, 0.32%, 1/7/11, GO of Agency, LOC: Freddie Mac, Fannie Mae, AMT(a)	17,320,000

Texas (0.6%):
5,000,000	Houston Texas Utility System Revenue, Series D-1, 0.33%, 1/7/11, AGM(a)	5,000,000

Total Municipal Bonds (Cost $119,270,000)		119,270,000

U.S. Government Agency Mortgages (9.2%):
Federal Home Loan Bank (2.4%)
10,000,000	0.21%, 6/15/11(b)	9,990,375
10,000,000	0.18%, 1/15/11(a)	9,995,735

		19,986,110

Federal Home Loan Mortgage Corporation (4.3%)
18,000,000	0.17%, 2/5/11(a)	17,998,307
2,004,000	0.21%, 6/7/11(b)	2,002,165
9,000,000	0.21%, 1/29/11(a)	8,995,492
8,500,000	0.24%, 1/3/12(a)	8,495,672

		37,491,636

		Fair
Shares		Value
Federal National Mortgage Association (2.5%)
8,000,000	0.17%, 2/13/11(a)	$8,000,550
9,000,000	0.25%, 1/26/12(a)	8,997,183
4,500,000	0.29%, 1/20/11(a)	4,498,206

		21,495,939

Total U.S. Government Agency Mortgages (Cost $78,973,685)		78,973,685

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Amortized
Amount		Cost
U.S. Treasury Obligations (10.9%):
U.S. Treasury Bills (3.8%)
$14,000,000	0.18%, 2/17/11(b)	$13,996,710
4,000,000	0.19%, 5/26/11(b)	3,996,937
15,000,000	0.21%, 6/2/11(b)	14,986,953

		32,980,600

U.S. Treasury Notes (7.1%)
10,000,000	0.88%, 1/31/11	10,005,111
32,000,000	0.88%, 3/31/11	32,051,437
9,000,000	0.88%, 5/31/11	9,024,438
10,000,000	1.13%, 6/30/11	10,045,240

		61,126,226

Total U.S. Treasury Obligations (Cost $94,106,826)		94,106,826

Investment Company (6.1%):
52,814,021	Dreyfus Treasury Prime Cash Management, 0.00%(b)	52,814,021

Total Investment Company (Cost $52,814,021)		52,814,021

Total Investment Securities (Cost $913,925,193)(d) — 106.1%		913,925,193
Net other assets (liabilities) — (6.1)%		(52,854,945)

Net Assets — 100.0%		$861,070,248

Percentages indicated are based on net assets as of December 31, 2010.

AGM—Assured Guaranty Municipal Corporation

AMT—Subject to alternative minimum tax

GO—General Obligation

LIQ FAC—Liquidity Facility

LLC—Limited Liability Company

LOC—Letter of Credit

MTN—Medium Term Note

plc—Public Limited Company

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2010. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)	The rate represents the effective yield at December 31, 2010.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Australia	0.9%
Canada	1.4
France	1.6
Germany	1.1
Netherlands	0.8
United Kingdom	4.5
United States	89.7

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Money
Market Fund

Assets:
Investment securities, at cost	$913,925,193

Investment securities, at value	$913,925,193
Interest receivable	329,360
Receivable from Manager	7,552
Prepaid expenses	11,613

Total Assets	914,273,718

Liabilities:
Cash overdraft	52,757,173
Administration fees payable	33,018
Distribution fees payable	179,777
Custodian fees payable	4,850
Administrative and compliance services fees payable	7,511
Trustee fees payable	1,502
Other accrued liabilities	219,639

Total Liabilities	53,203,470

Net Assets	$861,070,248

Net Assets Consist of:
Capital	$861,055,185
Accumulated net realized gains/(losses) from investment transactions	15,063

Net Assets	$861,070,248

Shares of beneficial interest (unlimited number of shares authorized, no par value)	861,055,826
Net Asset Value (offering and redemption price per share)	$1.00

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Money
Market Fund

Investment Income:
Interest	$3,056,248

Total Investment Income	3,056,248

Expenses:
Manager fees	3,182,927
Administration fees	404,585
Distribution fees	2,273,524
Custodian fees	27,317
Administrative and compliance services fees	39,099
Trustees’ fees	76,610
Professional fees	115,595
Shareholder reports	89,562
Other expenses	124,898

Total expenses before reductions	6,334,117
Less expenses voluntarily waived/reimbursed by the Manager	(3,302,245)

Net expenses	3,031,872

Net Investment Income	24,376

Net Realized Gains/(Losses) on Investments	16,461

Change in Net Assets Resulting From Operations	$40,837

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Statements of Changes in Net Assets

	AZL Money Market Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income	$24,376	$2,329,901
Net realized gains/(losses) on investment transactions	16,461	42,094

Change in net assets resulting from operations	40,837	2,371,995

Dividends to Shareholders:
From net investment income	(24,377)	(2,329,901)
From net realized gains on investments	(43,007)	(28,033)

Change in net assets resulting from dividends to shareholders	(67,384)	(2,357,934)

Capital Transactions:
Proceeds from shares issued	618,523,335	570,370,276
Proceeds from dividends reinvested	67,384	2,357,934
Value of shares redeemed	(659,265,186)	(700,257,288)

Change in net assets resulting from capital transactions	(40,674,467)	(127,529,078)

Change in net assets	(40,701,014)	(127,515,017)
Net Assets:
Beginning of period	901,771,262	1,029,286,279

End of period	$861,070,248	$901,771,262

Accumulated net investment income	$—	$1

Share Transactions:
Shares issued	618,523,334	570,370,276
Dividends reinvested	67,384	2,357,934
Shares redeemed	(659,265,186)	(700,257,288)

Change in shares	(40,674,468)	(127,529,078)

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010		2009		2008	2007	2006

Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00

Investment Activities:
Net Investment Income	—	(a)	—	(a)	0.02	0.05	0.04
Net Realized Gains/(Losses) on Investments	—	(a)	—	(a)	— (a)	— (a)	— (a)

Total from Investment Activities	—	(a)	—	(a)	0.02	0.05	0.04

Dividends to Shareholders From:
Net Investment Income	—	(a)	—	(a)	(0.02)	(0.05)	(0.04)
Net Realized Gains	—	(a)	—	(a)	—	—	—

Total Dividends	—	(a)	—	(a)	(0.02)	(0.05)	(0.04)

Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return(b)	—%		0.22%		2.44%	4.79%	4.43%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$861,070		$901,771		$1,029,286	$596,861	$404,406
Net Investment Income	—%		0.22%		2.36%	4.66%	4.41%
Expenses Before Reductions(c)	0.70%		0.69%		0.69%	0.69%	0.69%
Expenses Net of Reductions	0.33	%(d)	0.59	%(d)	0.69%	0.69%	0.69%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Money Market Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2010

investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, between the Manager and BlackRock Institutional Management Corporation (“BlackRock Institutional”), BlackRock Institutional provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 0.87%.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2010

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Money Market Fund	0.35%	0.87%

The Manager has voluntarily undertaken to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1. The repayments will not cause the Fund’s net investment income to fall below 0.00%.

2.	The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.
3. Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or the Distributor to receive such payments could negatively affect the Fund’s future yield. For the year ended December 31, 2010 the Fund waived $3,302,245 relating to this agreement, these amounts are reflected on the Statement of Operations at “Expenses voluntarily waived/reimbursed by the Manager.”

Any amounts waived or reimbursed by the Manager in a particular fiscal year under this agreement will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2012	12/31/2013
AZL Money Market Fund	$1,064,636	$3,302,245

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2010

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $27,234 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Certificates of Deposit	$—	$181,500,802	$—	$181,500,802
Commercial Paper	—	367,628,165	—	367,628,165
Corporate Bond	—	6,635,000	—	6,635,000
Investment Company	52,814,021	—	—	52,814,021
Municipal Bonds	—	119,270,000	—	119,270,000
U.S. Government Agency Mortgages	—	78,973,685	—	78,973,685
U.S. Treasury Obligations	—	94,106,826	—	94,106,826
Yankee Dollars	—	12,996,694	—	12,996,694

Total Investment Securities	$52,814,021	$861,111,172	$—	$913,925,193

The Fund recognizes significant transfers between Level 1 and Level 2 at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2010

valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Money Market Fund	$64,426	$2,958	$67,384

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Money Market Fund	$2,357,934	$—	$2,357,934

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Total
	Ordinary	Accumulated
	Income	Earnings
AZL Money Market Fund	$15,063	$15,063

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Money Market Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2010, the fund declared net long-term capital gain distributions of $2,958.

During the year ended December 31, 2010, the Fund declared net short-term capital gain distributions of $40,049.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

20

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

21

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

22

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

24

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present, Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Morgan Stanley Global Real Estate Fund
(formerly AZL® Van Kampen Global Real Estate Fund)
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Global Real Estate Fund (formerly AZL® Van Kampen Global Real Estate Fund)
Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Global Real Estate Fund and Morgan Stanley Investment Management serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
The AZL® Morgan Stanley Global Real Estate Fund includes three regional portfolios, with investments in the U.S., Asia and Europe. For the 12 month period ended December 31, 2010, the Fund returned 20.86%1. That compared to a 20.40% return for its benchmark, FTSE EPRA/ NAREIT Developed Real Estate Index2.
For most of the period, the real estate sector continued the strong recovery that began in mid-March 2009, which benefited the Fund’s absolute return. The gains appeared to be driven by an improved global economic outlook, as well as continued improvements in capital market conditions.
Within the global portfolio, the U.S. and Asian regions contributed to performance relative to the benchmark index, while the European region detracted. In Asia, the portfolio benefited from stock selection in Hong Kong and Singapore; in Europe, from stock selection in France and the Netherlands and an underweight position to Belgium; and in the U.S., from within the hotel, apartment and office sectors.
These gains were partially offset by the negative impact of stock selection in the U.S. shopping center sector and in Japan. The Fund’s overweight position in the U.K. and its underweight position in Sweden also dragged on relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/ NAREIT Developed Real Estate Index Series is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors cannot invest directly in an index.

1

AZL® Morgan Stanley Global Real Estate Fund Review
Fund Objective
The Fund’s investment objective is to seek to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of the Fund’s assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

			Since
	1	3	Inception
	Year	Year	(5/1/06)

AZL® Morgan Stanley Global Real Estate Fund	20.86%	-2.82%	0.42%

FTSE EPRA/NAREIT Developed Real Estate Index (gross of withholding taxes)	20.40%	-4.53%	0.42%

FTSE EPRA/NAREIT Developed Real Estate Index (net of withholding taxes)	20.10%	-4.56%	0.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Morgan Stanley Global Real Estate Fund	1.40%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Developed Real Estate Index series which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the period presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Morgan Stanley Global Real Estate Fund	$1,000.00	$1,261.90	$7.70	1.35%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Morgan Stanley Global Real Estate Fund	$1,000.00	$1,018.40	$6.87	1.35%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Morgan Stanley Global Real Estate Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Diversified Real Estate Activities	24.4%
Diversified REIT’s	8.9
Health Care Providers & Services	0.4
Hotels, Resorts & Cruise Lines	1.5
Industrial REIT’s	1.9
Mortgage REIT’s	0.5
Office REIT’s	6.2
Real Estate Investment Trusts (REITs)	2.1
Real Estate Management & Development	5.6
Real Estate Operating Companies	11.5
Residential REIT’s	7.3
Retail REIT’s	18.4
Specialized REIT’s	7.8
Investment Company	2.5

99.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (96.5%):
Diversified Real Estate Activities (24.4%):
739,136	Beni Stabili SpA	$625,036
22,278	Beni Stabili SpA*	19,053
901,000	Capitaland, Ltd.	2,615,430
97,000	City Developments, Ltd.	949,366
571,000	Hang Lung Properties, Ltd.	2,670,091
307,113	Henderson Land Development Co., Ltd.	2,091,191
511,803	Kerry Properties, Ltd.	2,662,150
392,000	Mitsubishi Estate Co., Ltd.	7,266,988
313,000	Mitsui Fudosan Co., Ltd.	6,236,440
214,000	Poly Hong Kong Investment, Ltd.	209,181
203,000	Sumitomo Realty & Development Co.	4,844,277
695,584	Sun Hung Kai Properties, Ltd.	11,530,401
468,000	Wharf Holdings, Ltd. (The)	3,596,259

		45,315,863

Diversified REIT’s (8.9%):
237,660	British Land Co. plc	1,945,229
113,701	Cousins Properties, Inc.	948,263
194,089	Dexus Property Group	157,712
4,385	Fonciere des Regions	424,567
2,404	Gecina SA	264,613
470,572	GPT Group	1,413,364
9,557	ICADE	975,533
213,302	Land Securities Group plc	2,243,480
14,829	Liberty Property Trust	473,342
434,636	Mirvac Group	544,138
5,922	PS Business Parks, Inc.	329,974
49,340	Retail Opportunity Investments Corp.	488,959
25,568	Shaftesbury plc	178,687
629,676	Stockland Trust Group	2,315,958
42,981	Vornado Realty Trust	3,581,607
2,164	Wereldhave NV	211,422

		16,496,848

Health Care Providers & Services (0.4%):
19,194	Assisted Living Concepts, Inc., Class A*	624,381
19,005	Capital Senior Living Corp.*	127,333

		751,714

Hotels, Resorts & Cruise Lines (1.5%):
45,648	Starwood Hotels & Resorts Worldwide, Inc.	2,774,485

Industrial REIT’s (1.9%):
64,668	AMB Property Corp.	2,050,622
77,950	DCT Industrial Trust, Inc.	413,915
211,964	SERGO plc	947,225

		3,411,762

Mortgage REIT’s (0.5%):
213	Colony Financial, Inc.	4,264
10,860	CreXus Investment Corp.	142,266
33,790	Starwood Property Trust, Inc.	725,809

		872,339

Office REIT’s (6.2%):
29,047	Alstria Office AG	394,877
2,655	Befimmo SCA Sicafi	217,568
35,089	Boston Properties, Inc.	3,021,163
305,000	CapitaCommercial Trust	356,971
606,871	Commonwealth Property Office Fund	514,914
10,004	CommonWealth REIT	255,202
28,725	Derwent Valley Holdings plc	699,612
15,170	Digital Realty Trust, Inc.	781,862
11,990	Douglas Emmett, Inc.	199,034
20,310	Duke Realty Corp.	253,063
62,823	Great Portland Estates plc	353,525
17,380	Hudson Pacific Properties, Inc.	261,569
97	Japan Real Estate Investment Corp.	1,006,143
48,734	Mack-Cali Realty Corp.	1,611,146
115	Nippon Building Fund, Inc.	1,179,663
1,350	Parkway Properties, Inc.	23,652
1,473	Societe de la Tour Eiffel	114,125
2,354	Societe Immobiliere de Locationpour l’Industrie et le Commerce	291,510

		11,535,599

Real Estate Investment Trusts (REITs) (2.1%):
4,190	American Campus Communities, Inc.	133,074
12,605	BioMed Realty Trust, Inc.	235,083
193,000	CapitaMalls Asia, Ltd.	291,777
20,490	Coresite Realty Corp.	279,484
910	Lexington Corporate Properties Trust	7,235
274,350	LXB Retail Properties plc*	422,337
118,110	Metric Property Investments plc*	197,896
816,874	Westfield Retail Trust*	2,146,811
17,060	Winthrop Realty Trust	218,197

		3,931,894

Real Estate Management & Development (5.6%):
64,000	Agile Property Holdings, Ltd.	94,081
14,285	Atrium European Real Estate, Ltd.	83,436
13,566	Atrium Ljungberg AB, B Shares	174,599
2,485,087	BGP Holdings plc*(a)(b)	—
36,700	BR Properties SA	401,588
47,295	Capital & Counties Properties plc	111,215
1,633,120	China Overseas Land & Investment, Ltd.	3,019,577
1,469,000	China Resources Land, Ltd.	2,680,079

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued

4,173	Conwert Immobilien Invest AG	$59,987
994,500	Guangzhou R&F Properties Co., Ltd.	1,422,277
309,181	Keppel Land, Ltd.	1,156,533
191,500	Shimao Property Holdings, Ltd.	288,843
227,902	Sino Land Co., Ltd.	425,440
177,579	ST Modwen Properties plc	457,310

		10,374,965

Real Estate Operating Companies (11.5%):
49,600	BR Malls Participacoes SA	511,241
125,669	Brookfield Properties Corp.	2,202,978
557,328	Capital & Regional plc*	279,896
8,078	Castellum AB	110,758
59,072	Citycon Oyj	243,155
9,753	Deutsche Euroshop AG	371,347
47,699	Development Securities plc	167,207
133,890	Forest City Enterprises, Inc., Class A*	2,234,624
113,860	General Growth Properties, Inc.	1,762,553
354,848	Grainger Trust plc	585,334
845,500	Hongkong Land Holdings, Ltd.	6,133,897
57,061	Hufvudstaden AB	667,168
348,250	Hysan Development Co., Ltd.	1,639,343
181,552	Minerva plc*	224,466
514	NTT Urban Development Corp.	506,180
47,676	Prologis European Properties*	306,481
17,719	PSP Swiss Property AG	1,421,674
448,858	Quintain Estates & Development plc*	294,197
308,680	Safestore Holdings, Ltd.	625,688
14,836	Sponda Oyj	76,945
4,980	Swiss Prime Site AG	371,724
218,908	Unite Group plc*	662,906

		21,399,762

Residential REIT’s (7.3%):
24,278	AvalonBay Communities, Inc.	2,732,489
15,004	Boardwalk REIT	622,651
30	BRE Properties, Inc.	1,305
36,385	Camden Property Trust	1,964,062
22,698	Equity Lifestyle Properties, Inc.	1,269,499
125,201	Equity Residential Properties Trust	6,504,192
9,545	Post Properties, Inc.	346,484

		13,440,682

Retail REIT’s (18.4%):
40,866	Acadia Realty Trust	745,396
297,000	CapitaMall Trust	451,350
636,469	CFS Retail Property Trust	1,145,204
17,656	Corio NV	1,134,095
17,494	Eurocommercial Properties NV	805,908
12,820	Federal Realty Investment Trust	999,063
247,313	Hammerson plc	1,609,847
11,310	Kite Realty Group Trust	61,187
30,788	Klepierre	1,111,744
111,769	Liberty International plc	728,278
10,868	Macerich Co. (The)	514,817
7,386	Mercialys SA	277,486
82,071	Regency Centers Corp.	3,466,679
81,520	RioCan	1,804,266
77,724	Simon Property Group, Inc.	7,732,761
370,000	Suntec REIT	432,542
5,975	Taubman Centers, Inc.	301,618
21,698	Unibail	4,297,715
968	Vastned Retail NV	67,256
660,890	Westfield Group	6,471,704

		34,158,916

Specialized REIT’s (7.8%):
115,343	Big Yellow Group plc	630,461
29,880	Extendicare REIT	275,954
80,062	HCP, Inc.	2,945,481
48,416	Healthcare Realty Trust, Inc.	1,024,967
262,435	Host Hotels & Resorts, Inc.	4,689,713
3,960	LTC Properties, Inc.	111,197
8,880	Nationwide Health Properties, Inc.	323,054
26,528	Public Storage, Inc.	2,690,470
46,374	Senior Housing Properties Trust	1,017,446
8,597	Sovran Self Storage, Inc.	316,456
8,846	Ventas, Inc.	464,238

		14,489,437

Total Common Stocks (Cost $137,869,720)		178,954,266

Investment Company (2.5%):
4,680,407	Dreyfus Treasury Prime Cash Management, 0.00%(c)	4,680,407

Total Investment Company (Cost $4,680,407)		4,680,407

Total Investment Securities (Cost $142,550,127)(d) — 99.0%		183,634,673
Net other assets (liabilities) — 1.0%		1,850,659

Net Assets — 100.0%		$185,485,332

Percentages indicated are based on net assets as of December 31, 2010.

*	Non-income producing security

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Schedule of Portfolio Investments, continued
December 31, 2010

plc—Public Limited Company

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2010, these securities represent 0.00% of the net assets of the Fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2010. The total of such securities represent 0.00% of the net assets of the Fund.

(c)	The rate represents the effective yield at December 31, 2010.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

As of December 31 2010, the Fund’s open forward foreign currency contracts were as follows:

					Unrealized
		Delivery	Contract	Fair	Appreciation/
Short Contracts	Counterparty	Date	Amount	Value	(Depreciation)
Deliver 19,395,686 Japanese Yen in exchange for U.S. Dollars	State Street	1/4/11	$235,699	$238,963	$(3,264)
Deliver 3,117,052 Japanese Yen in exchange for U.S. Dollars	State Street	1/5/11	38,312	38,404	(92)
Deliver 2,609,245 Japanese Yen in exchange for U.S. Dollars	Credit Suisse	1/6/11	32,007	32,148	(141)

					$(3,497)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Australia	8.0%
Austria	—
Belgium	0.1
Belize	0.2
Bermuda	3.3
Brazil	0.3
Canada	2.7
China	0.2
Finland	0.2
France	4.2
Germany	0.4
Hong Kong	17.4
Italy	0.3
Japan	11.5
Jersey	— ^
Luxembourg	0.2
Netherlands	1.2
Singapore	3.4
Sweden	0.5
Switzerland	1.0
United Kingdom	7.3
United States	37.6

100.0%

^	Represents less than 0.05%.

7

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Statement of Assets and Liabilities
December 31, 2010

AZL
Morgan Stanley
Global Real
Estate Fund

Assets:
Investment securities, at cost	$142,550,127

Investment securities, at value	$183,634,673
Dividends receivable	440,832
Foreign currency, at value (cost $1,127,257)	1,139,507
Receivable for capital shares issued	82,955
Receivable for expenses paid indirectly	490
Receivable for investments sold	393,442
Reclaims receivable	58,339
Prepaid expenses	2,481

Total Assets	185,752,719

Liabilities:
Unrealized depreciation on forward foreign currency contracts	3,497
Payable for capital shares redeemed	15,618
Manager fees payable	148,118
Administration fees payable	9,496
Distribution fees payable	38,092
Custodian fees payable	23,390
Administrative and compliance services fees payable	1,592
Trustee fees payable	318
Other accrued liabilities	27,266

Total Liabilities	267,387

Net Assets	$185,485,332

Net Assets Consist of:
Capital	$200,077,891
Accumulated net investment income/(loss)	4,331,696
Accumulated net realized gains/(losses) from investment transactions	(60,013,193)
Net unrealized appreciation/(depreciation) on investments	41,088,938

Net Assets	$185,485,332

Shares of beneficial interest (unlimited number of shares authorized, no par value)	20,629,014
Net Asset Value (offering and redemption price per share)	$8.99

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL
Morgan Stanley
Global Real
Estate Fund

Investment Income:
Dividends	$7,048,731
Foreign withholding tax	(188,530)

Total Investment Income	6,860,201

Expenses:
Manager fees	1,452,582
Administration fees	97,932
Distribution fees	403,495
Custodian fees	131,739
Administrative and compliance services fees	6,391
Trustees’ fees	12,882
Professional fees	18,552
Shareholder reports	14,912
Recoupment of prior expenses reimbursed by the Manager	29,572
Other expenses	6,923

Total expenses before reductions	2,174,980
Less expenses paid indirectly	(13,049)

Net expenses	2,161,931

Net Investment Income/(Loss)	4,698,270

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	2,333,748
Net realized gains/(losses) on forward foreign currency contracts	23,261
Change in unrealized appreciation/(depreciation) on investments	24,505,247

Net Realized/Unrealized Gains/(Losses) on Investments	26,862,256

Change in Net Assets Resulting From Operations	$31,560,526

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Statements of Changes in Net Assets

	AZL Morgan Stanley
	Global Real Estate Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$4,698,270	$2,397,134
Net realized gains/(losses) on investment transactions	2,357,009	(32,139,468)
Change in unrealized appreciation/(depreciation) on investments	24,505,247	75,836,654

Change in net assets resulting from operations	31,560,526	46,094,320

Dividends to Shareholders:
From net investment income	(3,041,547)	(1,590,970)

Change in net assets resulting from dividends to shareholders	(3,041,547)	(1,590,970)

Capital Transactions:
Proceeds from shares issued	59,047,937	46,166,880
Proceeds from dividends reinvested	3,041,547	1,590,970
Value of shares redeemed	(50,032,002)	(35,952,459)

Change in net assets resulting from capital transactions	12,057,482	11,805,391

Change in net assets	40,576,461	56,308,741
Net Assets:
Beginning of period	144,908,871	88,600,130

End of period	$185,485,332	$144,908,871

Accumulated net investment income/(loss)	$4,331,696	$2,382,656

Share Transactions:
Shares issued	7,342,641	8,616,575
Dividends reinvested	366,010	213,840
Shares redeemed	(6,226,383)	(5,919,358)

Change in shares	1,482,268	2,911,057

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					May 1, 2006
	Year Ended December 31,				December 31,
	2010	2009	2008	2007	2006(a)

Net Asset Value, Beginning of Period	$7.57	$5.46	$10.93	$12.08	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.23	0.11	0.13	0.13	0.05
Net Realized and Unrealized Gains/ (Losses) on Investments	1.34	2.08	(4.91)	(1.17)	2.12

Total from Investment Activities	1.57	2.19	(4.78)	(1.04)	2.17

Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.08)	(0.16)	(0.06)	(0.07)
Net Realized Gains	—	—	(0.53)	(0.05)	(0.02)

Total Dividends	(0.15)	(0.08)	(0.69)	(0.11)	(0.09)

Net Asset Value, End of Period	$8.99	$7.57	$5.46	$10.93	$12.08

Total Return(b)(c)	20.86%	40.19%	(45.83)%	(8.68)%	21.66%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$185,485	$144,909	$88,600	$157,039	$134,713
Net Investment Income/(Loss)(d)	2.91%	2.08%	1.70%	1.07%	1.00%
Expenses Before Reductions(d)(e)	1.35%	1.40%	1.43%	1.37%	1.45%
Expenses Net of Reductions(d)	1.34%	1.34%	1.36%	1.35%	1.33%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	1.35%	1.35%	1.36%	1.35%	1.33%
Portfolio Turnover Rate(c)	26.85%	47.65%	45.59%	46.22%	10.75%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Morgan Stanley Global Real Estate Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The contract amount of foreign currency exchange contracts outstanding was $0.3 million as of December 31, 2010. The monthly average amount for these contracts was $0.1 million for the year ended December 31, 2010.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2010

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$—	Unrealized depreciation on forward foreign currency contracts	$3,497

*	Total Fair Value is presented by Primary Risk Exposure. For forward foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/(depreciation) (for liability derivatives).

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward foreign currency contracts/change in unrealized appreciation/(depreciation) on investments	$23,261	$(4,372)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective June 1, 2010 between the Manager and Morgan Stanley Investment Management, Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to June 1, 2010 the Fund was subadvised by Van Kampen Asset Management. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Morgan Stanley Global Real Estate Fund	0.90%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2011	12/31/2012
AZL Morgan Stanley Global Real Estate Fund	$92,475	$62,970

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2010

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $4,638 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

For the period, the Fund paid approximately $1,580 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2010

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Diversified Real Estate Activities	$—	$45,315,863	$—	$45,315,863
Diversified REITs	5,822,145	10,674,703	—	16,496,848
Industrial REIT’s	2,464,537	947,225	—	3,411,762
Office REIT’s	6,406,691	5,128,908	—	11,535,599
Real Estate Investment Trusts (REITs)	3,442,221	489,673	—	3,931,894
Real Estate Management & Development	401,588	9,973,377	—	10,374,965
Real Estate Operating Companies	6,711,396	14,688,366	—	21,399,762
Retail REITs	15,625,787	18,533,129	—	34,158,916
Specialized REITs	13,858,976	630,461	—	14,489,437
All Other Common Stocks+	17,839,220	—	—	17,839,220
Investment Company	4,680,407	—	—	4,680,407

Total Investment Securities	77,252,968	106,381,705	—	183,634,673

Other Financial Instruments:*
Forward Foreign Currency Contracts	—	(3,497)	—	(3,497)

Total Investments	$77,252,968	$106,378,208	$—	$183,631,176

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other financial instruments would include any derivative instruments, such as futures and forwards. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Global Real Estate Fund	$55,470,316	$41,751,046

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2010

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $160,277,687. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$43,665,071
Unrealized depreciation	(20,308,085)

Net unrealized appreciation	$23,356,986

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Morgan Stanley Global Real Estate Fund	$17,661,064	$26,029,940

During the year ended December 31, 2010, the Fund utilized $8,633 in capital loss carryforwards to offset capital gains.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $20,409 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$3,041,547	$—	$3,041,547

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$1,590,970	$—	$1,590,970

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2010

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Morgan Stanley Global Real Estate Fund	$5,757,337	$5,757,337	$(43,711,414)	$23,361,518	$(14,592,559)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Global Real Estate Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 8.52% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

24

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

25

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

26

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

28

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

29

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Morgan Stanley International Equity Fund
(formerly AZL® Van Kampen International Equity Fund)
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley International Equity Fund (formerly AZL® Van Kampen International Equity Fund)
Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley International Equity Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Morgan Stanley International Equity Fund returned 5.95%. That compared to a 8.21% and 12.34% total return for its benchmark’s, the MSCI EAFE Index1 and the MSCI World Index2, respectively.
The Fund’s positive absolute return was driven largely by strong gains in the equity markets toward the end of 2010, after the U.S. stimulus and Irish debt packages were unveiled.
The Fund’s stock selection was a major contributor to its absolute performance. The Fund’s underweight position in the financial sector, especially banks and insurance companies, also contributed to absolute returns. In addition, stock selection in the industrial sector and an overweight position in consumer staples benefited the Fund.*
Stock selection in materials and consumer discretionary was the biggest detractor from the Fund’s absolute performance.*
The Fund’s underperformance relative to its benchmark index was the result of an underweight position in materials such as hard commodities, as well as its exposure to construction. The Fund’s underweight position and stock selection in consumer discretionary—in particular, not owning shares of auto makers—was another major source of relative weakness. Weak stock selection across a number of countries, namely Germany, Switzerland Ireland, also negatively affected relative returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

To provide a more accurate representation of benchmark performance the Fund changed its benchmark from the MSCI World Index to the MSCI EAFE Index.

[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

[2]	The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Investors cannot invest directly in an index.

1

AZL® Morgan Stanley International Equity Fund Review
Fund Objective
The Fund’s investment objective is to seeks long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of the Fund’s assets in equity securities, including certain derivative instruments.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/03)

AZL® Morgan Stanley International Equity Fund	5.95%	-1.49%	4.95%	9.29%

MSCI World Index (gross of withholding taxes)	12.34%	-4.29%	2.99%	8.72%[1]

MSCI World Index (net of withholding taxes)	11.76%	-4.85%	2.43%	8.15%[1]

MSCI EAFE Index (gross of withholding taxes)	8.21%	-6.55%	2.94%	10.78%[1]

MSCI EAFE Index (net of withholding taxes)	7.75%	-7.02%	2.46%	10.30%[1]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Morgan Stanley International Equity Fund	1.33%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager has voluntarily reduced the management fee to 0.80%. Beginning May 1, 2011, the Manager expects to voluntarily reduce the management fee to 0.85%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1] The since inception performance data and hypothetical $10,000 investment for the MSCI World Index is calculated from 4/30/03.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

To provide a more accurate representation of benchmark performance the Fund changed it’s current benchmark from the Morgan Stanley Capital International (“MCSI”) World Index to the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index. The Fund’s performance is measured against the MSCI World Index and the MSCI EAFE Index, which are unmanaged indices. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Indices noted as “gross of withholding taxes” do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Indices noted as “net of withholding taxes” reflect the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Morgan Stanley International Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Morgan Stanley International Equity Fund	$1,000.00	$1,206.00	$6.67	1.20%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Morgan Stanley International Equity Fund	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Morgan Stanley International Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Auto Components	1.5%
Automobiles	1.9
Beverages	1.4
Chemicals	3.0
Commercial Banks	10.0
Construction Materials	3.5
Diversified Financial Services	1.1
Diversified Telecommunication Services	1.4
Electric Utilities	2.2
Electrical Equipment	2.9
Electronic Equipment, Instruments & Components	4.7
Energy Equipment & Services	0.7
Food & Staples Retailing	1.2
Food Products	7.5
Household Durables	1.3
Household Products	3.6
Industrial Conglomerates	1.2
Insurance	7.0
Machinery	1.8
Marine	0.7
Media	1.4
Metals & Mining	2.4
Multi-Utilities	0.5
Oil, Gas & Consumable Fuels	7.5
Pharmaceuticals	8.9
Professional Services	1.5
Real Estate Management & Development	1.0
Semiconductors & Semiconductor Equipment	1.9
Specialty Retail	0.4
Tobacco	6.9
Trading Companies & Distributors	3.6
Wireless Telecommunication Services	2.2
Investment Company	2.9

99.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (96.8%):
Auto Components (1.5%):
329,000	NGK Spark Plugs Co., Ltd.	$5,044,794

Automobiles (1.9%):
162,500	Toyota Motor Corp.	6,400,701

Beverages (1.4%):
131,344	Dr Pepper Snapple Group, Inc.	4,618,055

Chemicals (3.0%):
76,657	Akzo Nobel NV	4,770,529
71,400	Nitto Denkl Corp.	3,360,585
21,649	Orica, Ltd.	550,960
146,800	Taiyo Nippon Sanso Corp.	1,295,580

		9,977,654

Commercial Banks (10.0%):
342,584	Banco Santander SA	3,639,502
1,505,455	Barclays plc	6,192,706
179,000	Chiba Bank, Ltd. (The)	1,163,379
680,038	HSBC Holdings plc	6,928,812
3,088,229	Lloyds Banking Group plc*	3,166,653
70,378	Societe Generale	3,789,283
120,672	Sumitomo Mitsui Financial Group, Inc.	4,296,378
650,000	Sumitomo Trust & Banking Co., Ltd. (The)	4,097,450

		33,274,163

Construction Materials (3.5%):
239,147	CRH plc	4,958,624
88,657	Holcim, Ltd., Registered Shares	6,702,204

		11,660,828

Diversified Financial Services (1.1%):
234,881	UBS AG, Registered Shares*	3,856,168

Diversified Telecommunication Services (1.4%):
105,374	France Telecom SA	2,199,553
103,964	Telefonica SA	2,360,766

		4,560,319

Electric Utilities (2.2%):
77,285	E.ON AG	2,362,755
255,451	Scottish & Southern Energy plc	4,880,499

		7,243,254

Electrical Equipment (2.9%):
131,423	Legrand SA	5,355,735
416,000	Mitsubishi Electric Corp.	4,362,697

		9,718,432

Electronic Equipment, Instruments & Components (4.7%):
322,000	Hitachi, Ltd.	1,718,504
195,200	HOYA Corp.	4,737,752
24,000	Keyence Corp.	6,940,295
29,900	TDK Corp.	2,078,535

		15,475,086

Energy Equipment & Services (0.7%):
81,710	WorleyParsons, Ltd.	2,232,462

Food & Staples Retailing (1.2%):
926,075	William Morrison Supermarkets plc	3,865,358

Food Products (7.5%):
216,218	Nestle SA	12,669,580
397,114	Unilever NV	12,352,977

		25,022,557

Household Durables (1.3%):
428,100	Sekisui House, Ltd.	4,321,220

Household Products (3.6%):
95,200	Kao Corp.	2,564,432
170,542	Reckitt Benckiser Group plc	9,378,078

		11,942,510

Industrial Conglomerates (1.2%):
200,721	Smiths Group plc	3,898,786

Insurance (7.0%):
78,106	Admiral Group plc	1,846,260
788,889	AMP, Ltd.	4,265,726
2,324,499	Legal & General Group plc	3,510,187
142,200	MS&AD Insurance Group Holdings, Inc.	3,562,628
813,720	Prudential plc	8,485,267
67,250	T&D Holdings, Inc.	1,704,057

		23,374,125

Machinery (1.8%):
56,139	Vallourec SA	5,897,609

Marine (0.7%):
345,723	Mitsui O.S.K. Lines, Ltd.	2,357,251

Media (1.4%):
50,700	Asatsu-DK, Inc.	1,382,976
372,510	Reed Elsevier plc	3,146,355

		4,529,331

Metals & Mining (2.4%):
58,185	ArcelorMittal	2,213,377
103,297	BHP Billiton plc	4,117,771
69,172	Xstrata plc	1,628,213

		7,959,361

Multi-Utilities (0.5%):
176,615	National Grid plc	1,539,658

Oil, Gas & Consumable Fuels (7.5%):
273,461	BG Group plc	5,532,334
593,559	BP plc	4,348,519
55,662	Cenovus Energy, Inc.	1,863,613
34,931	EnCana Corp.	1,022,276
163,921	Eni SpA	3,581,293
382	INPEX Corp.	2,235,008

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued

347,027	Santos, Ltd.	$4,663,386
29,789	Total SA	1,581,643

		24,828,072

Pharmaceuticals (8.9%):
51,100	Astellas Pharma, Inc.	1,947,085
85,234	Bayer AG	6,269,119
142,047	Novartis AG, Registered Shares	8,361,378
61,969	Roche Holding AG	9,087,106
62,780	Sanofi-Aventis	4,030,753

		29,695,441

Professional Services (1.5%):
2,493,026	Hays plc	5,015,652

Real Estate Management & Development (1.0%):
175,000	Mitsubishi Estate Co., Ltd.	3,244,191

Semiconductors & Semiconductor Equipment (1.9%):
97,800	Tokyo Electron, Ltd.	6,184,480

Specialty Retail (0.4%):
258,695	Esprit Holdings, Ltd.	1,231,074

Tobacco (6.9%):
296,014	British American Tobacco plc	11,394,664
373,002	Imperial Tobacco Group plc	11,440,580

		22,835,244

Trading Companies & Distributors (3.6%):
290,219	Bunzl plc	3,253,378
216,500	Mitsubishi Corp.	5,856,172
182,253	Travis Perkins plc	3,009,346

		12,118,896

Wireless Telecommunication Services (2.2%):
1,100	NTT DoCoMo, Inc.	1,921,117
2,061,086	Vodafone Group plc	5,365,767

		7,286,884

Total Common Stocks (Cost $291,302,715)		321,209,616

Investment Company (2.9%):
9,699,534	Dreyfus Treasury Prime Cash Management, 0.00%(a)	9,699,534

Total Investment Company (Cost $9,699,534)		9,699,534

Total Investment Securities (Cost $301,002,249)(b) — 99.7%		330,909,150
Net other assets (liabilities) — 0.3%		906,273

Net Assets — 100.0%		$331,815,423

Percentages indicated are based on net assets as of December 31, 2010.

*	Non-income producing security

plc—Public Limited Company

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2010

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Australia	3.5%
Canada	0.9
France	6.9
Germany	2.6
Hong Kong	0.4
Ireland (Republic of)	1.5
Italy	1.1
Japan	25.0
Netherlands	5.8
Spain	1.8
Switzerland	12.3
United Kingdom	33.9
United States	4.3

100.0%

7

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Statement of Assets and Liabilities
December 31, 2010

AZL
Morgan Stanley
International
Equity Fund

Assets:
Investment securities, at cost	$301,002,249

Investment securities, at value	$330,909,150
Dividends receivable	270,979
Foreign currency, at value (cost $262,985)	266,765
Receivable for capital shares issued	94,953
Receivable for expenses paid indirectly	3
Reclaims receivable	662,160
Prepaid expenses	4,485

Total Assets	332,208,495

Liabilities:
Payable for capital shares redeemed	773
Manager fees payable	222,212
Administration fees payable	14,505
Distribution fees payable	69,441
Custodian fees payable	29,562
Administrative and compliance services fees payable	3,047
Trustee fees payable	609
Other accrued liabilities	52,923

Total Liabilities	393,072

Net Assets	$331,815,423

Net Assets Consist of:
Capital	$316,304,519
Accumulated net investment income/(loss)	3,080,521
Accumulated net realized gains/(losses) from investment transactions	(17,554,610)
Net unrealized appreciation/(depreciation) on investments	29,984,993

Net Assets	$331,815,423

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,245,966
Net Asset Value (offering and redemption price per share)	$15.62

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL
Morgan Stanley
International
Equity Fund

Investment Income:
Dividends	$10,098,034
Foreign withholding tax	(704,322)

Total Investment Income	9,393,712

Expenses:
Manager fees	3,110,281
Administration fees	166,627
Distribution fees	818,493
Custodian fees	142,842
Administrative and compliance services fees	13,691
Trustees’ fees	27,774
Professional fees	43,616
Shareholder reports	31,632
Other expenses	14,325

Total expenses before reductions	4,369,281
Less expenses voluntarily waived/reimbursed by the Manager	(491,098)
Less expenses paid indirectly	(65)

Net expenses	3,878,118

Net Investment Income/(Loss)	5,515,594

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(2,451,028)
Net realized gains/(losses) on forward foreign currency contracts	(1,954,436)
Change in unrealized appreciation/(depreciation) on investments	15,594,302

Net Realized/Unrealized Gains/(Losses) on Investments	11,188,838

Change in Net Assets Resulting From Operations	$16,704,432

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Statements of Changes in Net Assets

	AZL Morgan Stanley
	International Equity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$5,515,594	$3,567,805
Net realized gains/(losses) on investment transactions	(4,405,464)	19,762,263
Change in unrealized appreciation/(depreciation) on investments	15,594,302	26,564,764

Change in net assets resulting from operations	16,704,432	49,894,832

Dividends to Shareholders:
From net investment income	(1,466,815)	(17,672,893)
From net realized gains on investments	(1,865,974)	—

Change in net assets resulting from dividends to shareholders	(3,332,789)	(17,672,893)

Capital Transactions:
Proceeds from shares issued	15,286,904	21,446,121
Proceeds from shares issued in merger	—	133,760,290
Proceeds from dividends reinvested	3,332,789	17,672,893
Value of shares redeemed	(62,723,005)	(49,905,160)

Change in net assets resulting from capital transactions	(44,103,312)	122,974,144

Change in net assets	(30,731,669)	155,196,083
Net Assets:
Beginning of period	362,547,092	207,351,009

End of period	$331,815,423	$362,547,092

Accumulated net investment income/(loss)	$3,080,521	$974,283

Share Transactions:
Shares issued	1,025,822	1,593,435
Shares issued in merger	—	9,009,665
Dividends reinvested	230,324	1,232,419
Shares redeemed	(4,346,644)	(3,738,135)

Change in shares	(3,090,498)	8,097,384

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010	2009		2008	2007	2006

Net Asset Value, Beginning of Period	$14.90	$12.77		$19.57	$18.14	$15.46

Investment Activities:
Net Investment Income/(Loss)	0.27	0.26		0.46	0.35	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	0.61	3.06		(5.80)	1.42	3.09

Total from Investment Activities	0.88	3.32		(5.34)	1.77	3.25

Dividends to Shareholders From:
Net Investment Income	(0.07)	(1.19)		(0.34)	—	(0.25)
Net Realized Gains	(0.09)	—		(1.12)	(0.34)	(0.32)

Total Dividends	(0.16)	(1.19)		(1.46)	(0.34)	(0.57)

Net Asset Value, End of Period	$15.62	$14.90		$12.77	$19.57	$18.14

Total Return(a)	5.95%	26.32%		(28.56)%	9.82%	21.25%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$331,815	$362,547		$207,351	$413,382	$391,610
Net Investment Income/(Loss)	1.68%	1.51%		2.31%	1.71%	1.31%
Expenses Before Reductions(b)	1.33%	1.33%		1.35%	1.32%	1.32%
Expenses Net of Reductions	1.18%	1.26%		1.29%	1.32%	1.32%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.18%	1.26%		1.30%	1.32%	1.32%
Portfolio Turnover Rate	35.02%	29.56	%(d)	27.13%	31.26%	19.43%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded the portfolio turnover rate would have been 153.46%.

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Morgan Stanley International Equity Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. As of December 31, 2010, the Fund did not hold any foreign currency exchange contracts. The monthly average amount for these contracts was $19.3 million for the year ended December 31, 2010.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2010.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward foreign currency contracts/change in unrealized appreciation/(depreciation) on investments	$(1,954,436)	$(492,522)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective June 1, 2010 between the Manager and Morgan Stanley Investment Management, Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to June 1, 2010 the Fund was subadvised by Van Kampen Asset Management. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.39%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Morgan Stanley International Equity Fund	0.95%	1.39%

*	The Manager voluntarily reduced the management fee to 0.80% on all assets. Beginning May 1, 2011, the Manager expects to voluntarily reduce the management fee to 0.85% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $9,849 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

For the year, the Fund paid approximately $2,456 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Beverages	$4,618,055	$—	$—	$4,618,055
Oil, Gas & Consumable Fuels	2,885,889	21,942,183	—	24,828,072
All Other Common Stocks+	—	291,763,489	—	291,763,489
Investment Company	9,699,534	—	—	9,699,534

Total Investment Securities	$17,203,478	$313,705,672	$—	$330,909,150

+	For detailed Industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley International Equity Fund	$111,108,975	$152,643,875

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $304,133,910. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$39,376,591
Unrealized depreciation	(12,601,351)

Net unrealized appreciation	$26,775,240

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires	Expires
	12/31/2015	12/31/2016	12/31/2018
AZL Morgan Stanley International Equity Fund	$4,478,674	$6,813,930	$3,127,390

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $2,956 of deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley International Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Morgan Stanley International Equity Fund	$3,332,789	$—	$3,332,789

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Morgan Stanley International Equity Fund	$17,672,893	$—	$17,672,893

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Accumulated		Total
	Ordinary	Capital and	Unrealized	Accumulated
	Income	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Morgan Stanley International Equity Fund	$3,080,521	$(14,422,950)	$26,853,333	$15,510,904

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

7. Acquisition of AZL Oppenheimer Global Fund

On October 23, 2009, the Fund acquired all of the net assets of the AZL Oppenheimer Global Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL Oppenheimer Global Fund shareholders on October 21, 2009. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 9,009,665 shares of the Fund, valued at $133,760,290, for 12,244,597 shares of the AZL Oppenheimer Global Fund outstanding on October 23, 2009.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley International Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 42.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2010, the Fund declared net short-term capital gain distributions of $1,865,958.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

23

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

24

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

25

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Morgan Stanley Mid Cap Growth Fund
(formerly AZL® Van Kampen Mid Cap Growth Fund)
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Mid Cap Growth Fund (formerly AZL® Van Kampen Mid Cap Growth Fund)
Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Mid Cap Growth Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Morgan Stanley Mid Cap Growth Fund returned 32.50%1. That compared to a 26.38% total return for its benchmark, the Russell Midcap® Growth Index2.
The Fund emphasizes shares of high-quality companies with sustainable competitive advantages. Such stocks performed well in absolute terms in 2010, helping the Fund post a positive return.
The Fund’s outperformance relative to its benchmark was largely driven by stock selection in technology. The sector’s leading contributors were in the computer services software and systems industry. Both stock selection and an overweight position in consumer discretionary shares were advantageous to relative performance. Within the sector, exposure to the hotel and motel industry was the most beneficial. In addition, both stock selection and an underweight position in utilities contributed to performance relative to the Fund’s benchmark, primarily due to returns in the telecommunications industry.*
Stock selection in energy had the largest negative effect on relative performance, although an underweight position in the sector slightly mitigated that effect. Within the sector, the portfolio’s exposure to natural gas producers dragged on relative performance. In addition, both stock selection and an overweight position in financial services hampered relative performance. Specifically, the financial data and systems industry was the main underperformer.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Morgan Stanley Mid Cap Growth Fund Review
Fund Objective
The Fund’s investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of mid capitalization growth companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(4/30/01)

AZL® Morgan Stanley Mid Cap Growth Fund	32.50%	2.45%	7.49%	6.93%

Russell Midcap® Growth Index	26.38%	0.97%	4.88%	4.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross

AZL® Morgan Stanley Mid Cap Growth Fund	1.18%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager voluntarily reduced the management fee to 0.80% on the first $100 million of assets and 0.75% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.17%.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell Midcap ® Growth Index, an unmanaged index which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Morgan Stanley Mid Cap Growth Fund	$1,000.00	$1,315.30	$6.42	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Morgan Stanley Mid Cap Growth Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Morgan Stanley Mid Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Air Freight & Logistics	3.7%
Capital Markets	2.6
Chemicals	4.7
Commercial Services & Supplies	2.9
Computers & Peripherals	2.6
Construction Materials	1.3
Diversified Consumer Services	1.4
Diversified Financial Services	5.7
Electrical Equipment	0.8
Health Care Equipment & Supplies	5.7
Hotels, Restaurants & Leisure	9.8
Household Durables	1.7
Internet & Catalog Retail	6.5
Internet Software & Services	2.1
IT Services	1.4
Life Sciences Tools & Services	4.3
Machinery	2.0
Media	5.2
Metals & Mining	2.3
Multiline Retail	2.1
Oil, Gas & Consumable Fuels	3.8
Personal Products	3.8
Professional Services	5.8
Semiconductors & Semiconductor Equipment	0.9
Software	11.5
Textiles, Apparel & Luxury Goods	1.2
Trading Companies & Distributors	1.4
Transportation Infrastructure	0.5
Wireless Telecommunication Services	1.4
Investment Company	1.0

100.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value

Common Stocks (98.6%):
Air Freight & Logistics (3.7%):
87,971	C.H. Robinson Worldwide, Inc.	$7,054,394
182,503	Expeditors International of Washington, Inc.	9,964,664

		17,019,058

Capital Markets (2.6%):
80,261	Greenhill & Co., Inc.	6,555,718
80,442	T. Rowe Price Group, Inc.	5,191,727

		11,747,445

Chemicals (4.7%):
225,256	Intrepid Potash, Inc.*	8,399,796
216,017	Nalco Holding Co.	6,899,583
153,804	Rockwood Holdings, Inc.*	6,016,813

		21,316,192

Commercial Services & Supplies (2.9%):
354,886	Covanta Holding Corp.	6,100,490
89,620	Stericycle, Inc.*	7,252,051

		13,352,541

Computers & Peripherals (2.6%):
288,382	Teradata Corp.*	11,869,803

Construction Materials (1.3%):
66,434	Martin Marietta Materials, Inc.	6,127,872

Diversified Consumer Services (1.4%):
60,185	New Oriental Education & Technology Group, Inc., SP ADR*	6,333,268

Diversified Financial Services (5.7%):
53,610	Intercontinental Exchange, Inc.*	6,387,631
252,840	Leucadia National Corp.	7,377,871
68,613	Moody’s Corp.	1,820,989
269,756	MSCI, Inc., Class A*	10,509,694

		26,096,185

Electrical Equipment (0.8%):
28,432	First Solar, Inc.*	3,700,140

Health Care Equipment & Supplies (5.7%):
129,465	Gen-Probe, Inc.*	7,554,283
85,057	IDEXX Laboratories, Inc.*	5,887,645
35,093	Intuitive Surgical, Inc.*	9,045,221
324,311	Ironwood Pharmaceuticals, Inc.*	1,674,278

		24,161,427

Hotels, Restaurants & Leisure (9.8%):
86,502	Betfair Group plc*	1,300,485
34,486	Chipotle Mexican Grill, Inc., Class A*	7,333,793
271,522	Ctrip.com International, Ltd., SP ADR*	10,983,065
503,399	Edenred*	11,922,332
127,010	Wynn Resorts, Ltd.	13,188,718

		44,728,393

Household Durables (1.7%):
244,734	Gafisa SA, SP ADR	3,555,985
6,232	NVR, Inc.*	4,306,437

		7,862,422

Internet & Catalog Retail (6.5%):
106,248	Groupon, Inc.*(a)(b)	3,356,374
61,996	Netflix, Inc.*	10,892,697
38,308	Priceline.com, Inc.*	15,305,962

		29,555,033

Internet Software & Services (2.1%):
116,922	Akamai Technologies, Inc.*	5,501,180
2,354,000	Alibaba.com, Ltd.	4,220,977

		9,722,157

IT Services (1.4%):
191,584	Gartner, Inc.*	6,360,589

Life Sciences Tools & Services (4.3%):
219,808	Illumina, Inc.*	13,922,639
88,389	Techne Corp.	5,804,505

		19,727,144

Machinery (2.0%):
77,166	Schindler Holding AG	9,121,551

Media (5.2%):
110,846	Discovery Communications, Inc., Class C*	4,066,940
326,395	Groupe Aeroplan, Inc.	4,488,752
115,312	Morningstar, Inc.	6,120,761
154,132	Naspers, Ltd.	9,088,317

		23,764,770

Metals & Mining (2.3%):
1,717,757	Lynas Corp., Ltd.*	3,608,569
133,392	Molycorp, Inc.*	6,656,261

		10,264,830

Multiline Retail (2.1%):
123,667	Dollar Tree, Inc.*	6,935,246
32,487	Sears Holdings Corp.*	2,395,916

		9,331,162

Oil, Gas & Consumable Fuels (3.8%):
153,119	Range Resources Corp.	6,887,293
222,738	Ultra Petroleum Corp.*	10,640,194

		17,527,487

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Personal Products (3.8%):
170,608	Mead Johnson Nutrition Co., Class A	$10,620,348
230,275	Natura Cosmeticos SA	6,618,906

		17,239,254

Professional Services (5.8%):
86,105	IHS, Inc., Class A*	6,921,981
320,886	Intertek Group plc	8,884,270
305,820	Verisk Analytics, Inc., Class A*	10,422,345

		26,228,596

Semiconductors & Semiconductor Equipment (0.9%):
206,859	ARM Holdings plc, SP ADR	4,292,324

Software (11.5%):
151,628	Autodesk, Inc.*	5,792,190
56,791	Citrix Systems, Inc.*	3,885,072
74,292	FactSet Research Systems, Inc.	6,965,618
183,663	Red Hat, Inc.*	8,384,216
82,748	Rovi Corp.*	5,131,203
89,685	Salesforce.com, Inc.*	11,838,420
206,371	Solera Holdings, Inc.	10,590,960

		52,587,679

Textiles, Apparel & Luxury Goods (1.2%):
82,712	Lululemon Athletica, Inc.*	5,659,155

Trading Companies & Distributors (1.4%):
106,391	Fastenal Co.	6,373,885

Wireless Telecommunication Services (1.4%):
64,206	Millicom International Cellular SA	6,138,094

Total Common Stocks (Cost $331,004,850)		448,208,456

Preferred Stock (0.4%):
Health Care Equipment of Supplies (0.4%):
162,545	Ironwood Pharmaceuticals, Inc.*	1,682,341

Total Preferred Stock (Cost $1,950,540)		1,682,341

Private Placement (0.5%):
Transportation Infrastructure (0.5%):
682,027	Better Place LLC(a)(b)	2,046,081

Total Private Placement (Cost $2,046,081)		2,046,081

Investment Company (1.0%):
4,728,051	Dreyfus Treasury Prime Cash Management, 0.00%(c)	4,728,051

Total Investment Company (Cost $4,728,051)		4,728,051

Total Investment Securities (Cost $339,729,522)(d) — 100.1%		456,664,929
Net other assets (liabilities) — (0.1)%		(241,867)

Net Assets — 100.0%		$456,423,062

Percentages indicated are based on net assets as of December 31, 2010.

*	Non-income producing security

LLC—Limited Liability Company

plc — Public Limited Company

SP ADR—Sponsored American Depositary Receipt

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2010, these securities represent 1.18% of the net assets of the Fund.

(b)	Security was valued in good faith pursuant to the procedures approved by the Board of Trustees as of December 31, 2010. The total of such securities represents 1.18% of the net assets of the Fund.

(c)	The rate represents the effective yield at December 31, 2010.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2010

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Australia	0.8%
Brazil	2.2
Canada	4.6
Cayman Islands	3.8
China	0.9
France	2.6
Luxembourg	1.3
South Africa	2.0
Switzerland	2.0
United Kingdom	3.2
United States	76.6

100.0%

7

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Statement of Assets and Liabilities
December 31, 2010

AZL
Morgan Stanley
Mid Cap
Growth Fund

Assets:
Investment securities, at cost	$339,729,522

Investment securities, at value	$456,664,929
Dividends receivable	143,854
Foreign currency, at value (cost $34,889)	34,889
Receivable for capital shares issued	57,020
Receivable for expenses paid indirectly	1,310
Prepaid expenses	5,789

Total Assets	456,907,791

Liabilities:
Payable for capital shares redeemed	7,809
Manager fees payable	293,062
Administration fees payable	17,067
Distribution fees payable	96,272
Custodian fees payable	8,238
Administrative and compliance services fees payable	3,426
Trustee fees payable	387
Other accrued liabilities	58,468

Total Liabilities	484,729

Net Assets	$456,423,062

Net Assets Consist of:
Capital	$381,298,783
Accumulated net investment income/(loss)	54,127
Accumulated net realized gains/(losses) from investment transactions	(41,865,285)
Net unrealized appreciation/(depreciation) on investments	116,935,437

Net Assets	$456,423,062

Shares of beneficial interest (unlimited number of shares authorized, no par value)	31,886,719
Net Asset Value (offering and redemption price per share)	$14.31

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL
Morgan Stanley
Mid Cap
Growth Fund

Investment Income:
Dividends	$4,534,882
Foreign withholding tax	(123,088)

Total Investment Income	4,411,794

Expenses:
Manager fees	3,077,370
Administration fees	170,248
Distribution fees	956,407
Custodian fees	41,697
Administrative and compliance services fees	14,773
Trustees’ fees	29,525
Professional fees	45,478
Shareholder reports	34,304
Other expenses	17,302

Total expenses before reductions	4,387,104
Less expenses voluntarily waived/reimbursed by the Manager	(158,145)
Less expenses paid indirectly	(74,007)

Net expenses	4,154,952

Net Investment Income/(Loss)	256,842

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	21,107,601
Net realized gains/(losses) on forward foreign currency contracts	188,225
Change in unrealized appreciation/(depreciation) on investments	88,337,195

Net Realized/Unrealized Gains/(Losses) on Investments	109,633,021

Change in Net Assets Resulting From Operations	$109,889,863

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Statements of Changes in Net Assets

	AZL Morgan Stanley
	Mid Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$256,842	$(519,735)
Net realized gains/(losses) on investment transactions	21,295,826	(3,835,608)
Change in unrealized appreciation/(depreciation) on investments	88,337,195	133,599,248

Change in net assets resulting from operations	109,889,863	129,243,905

Capital Transactions:
Proceeds from shares issued	76,301,285	59,094,846
Value of shares redeemed	(84,614,394)	(63,139,630)

Change in net assets resulting from capital transactions	(8,313,109)	(4,044,784)

Change in net assets	101,576,754	125,199,121
Net Assets:
Beginning of period	354,846,308	229,647,187

End of period	$456,423,062	$354,846,308

Accumulated net investment income/(loss)	$54,127	$(19,699)

Share Transactions:
Shares issued	6,298,666	7,070,544
Shares redeemed	(7,270,899)	(7,758,560)

Change in shares	(972,233)	(688,016)

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$10.80	$6.85	$15.59	$13.48	$12.75

Investment Activities:
Net Investment Income/(Loss)	0.01	(0.02)	— (a)	0.03	— (a)
Net Realized and Unrealized Gains/(Losses) on Investments	3.50	3.97	(7.01)	2.89	1.14

Total from Investment Activities	3.51	3.95	(7.01)	2.92	1.14

Dividends to Shareholders From:
Net Investment Income	—	—	(0.03)	— (a)	—
Net Realized Gains	—	—	(1.69)	(0.81)	(0.41)
Return of Capital	—	—	(0.01)	—	—

Total Dividends	—	—	(1.73)	(0.81)	(0.41)

Net Asset Value, End of Period	$14.31	$10.80	$6.85	$15.59	$13.48

Total Return(b)	32.50%	57.66%	(48.52)%	22.19%	9.21%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$456,423	$354,846	$229,647	$559,566	$305,006
Net Investment Income/(Loss)	0.07%	(0.18)%	(0.07)%	0.31%	0.04%
Expenses Before Reductions(c)	1.15%	1.17%	1.15%	1.18%	1.21%
Expenses Net of Reductions	1.09%	1.11%	1.10%	1.12%	1.16%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.10%	1.13%	1.11%	1.14%	1.18%
Portfolio Turnover Rate	41.95%	39.79%	41.17%	72.41%	70.25%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 331/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. As of December 31, 2010, the Fund did not hold any foreign currency exchange contracts. The monthly average amount for these contracts was $0.6 million for the year ended December 31, 2010.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2010.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward foreign currency contracts/change in unrealized appreciation/(depreciation) on investments	$188,225	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective June 1, 2010 between the Manager and Morgan Stanley Investment Management, Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to June 1, 2010 the Fund was subadvised by Van Kampen Asset Management. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.30%.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million in assets at 0.85%, the next $150 million in assets at 0.80%, the next $250 million in assets at 0.775% and assets above $500 million at 0.75%. The Manager voluntarily reduced the management fees as follows: the first $100 million of assets at 0.80% and assets above $100 million at 0.75%. The Manager reserves the right to stop reducing the management fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion,

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $10,983 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

For the period, the Fund paid approximately $4,791 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:

Hotels, Restaurants & Leisure	$31,505,576	$13,222,817	$—	$44,728,393
Internet & Catalog Retail	26,198,659	—	3,356,374	29,555,033
Internet Software & Services	5,501,180	4,220,977	—	9,722,157
Machinery	—	9,121,551	—	9,121,551
Media	14,676,453	9,088,317	—	23,764,770
Metals & Mining	6,656,261	3,608,569	—	10,264,830
Professional Services	17,344,326	8,884,270	—	26,228,596
All Other Common Stocks+	294,823,126	—	—	294,823,126
Preferred Stock	—	1,682,341	—	1,682,341
Private Placement	—	—	2,046,081	2,046,081
Investment Company	4,728,051	—	—	4,728,051

Total Investment Securities	$401,433,632	$49,828,842	$5,402,455	$456,664,929

+	For detailed Industry descriptions, see the accompanying Schedule of Portfolio Investments.

As of December 31, 2010, the Fund held securities that were valued in good faith pursuant to procedures approved by the Board of Trustees and represented 1.18% of the net assets of the Fund. The Better Place LLC private placement and the Groupon, Inc. common stocks were valued at original cost.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

			Change in
	Balance as of	Net Realized	unrealized		Transfers	Balance as of
	December 31,	gains/	appreciation/	Net	in/(out) of	December 31,
	2009	(losses)	(depreciation)	purchases/(sales)	Level 3	2010

Investment Securities:
Common Stocks:
Health Care Equipments & Supplies	$3,575,990	$—	$(1,893,649)	$—	$(1,682,341)	$—
Internet & Catalog Retail	—	—	—	3,356,374	—	3,356,374
Private Placement:
Transportation Infrastructure	—	—	—	2,046,081	—	2,046,081

Total Investment Securities	$3,575,990	$—	$(1,893,649)	$5,402,455	$(1,682,341)	$5,402,455

There is no net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at December 31, 2010.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Mid Cap Growth Fund	$156,928,938	$164,927,457

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

considered illiquid. At December 31, 2010, the Fund held restricted securities representing 1.2% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2010 are identified below:

	Acquisition	Acquisition		Fair
Security	Date	Cost	Shares	Value
Better Place LLC	1/25/10	$2,046,081	682,027	$2,046,081
Groupon, Inc.	12/16/10	$3,356,374	106,248	$3,356,374

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $343,833,765. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$126,375,680
Unrealized depreciation	(13,544,516)

Net unrealized appreciation	$112,831,164

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Morgan Stanley Mid Cap Growth Fund	$451,500	$38,209,083

During the year ended December 31, 2010, the Fund utilized $21,352,763 in capital loss carryforwards to offset capital gains.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $609,427 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Accumulated		Total
	Ordinary	Capital and	Unrealized	Accumulated
	Income	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Morgan Stanley Mid Cap Growth Fund	$1,563,095	$(39,270,010)	$112,831,194	$75,124,279

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

22

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

23

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

24

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® NFJ International Value Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® NFJ International Value Fund
Allianz Investment Management LLC serves as the Manager for the AZL® NFJ International Value Fund and NFJ Investment Group LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010 the AZL® NFJ International Value Fund returned 9.67%. That compared to a 8.21% and 11.60% total return for its benchmark’s, the MSCI EAFE Index1 and the MSCI AC World ex US Index2.
Global markets performed well for calendar year 2010. Financial markets responded vigorously to the U.S. Federal Reserve’s second round of quantitative easing, a measured approach of U.S. Treasury bond purchases aimed at keeping interest rates low. At the onset of 2010, the primary concern was protecting the economy’s nascent recovery. But the year was surprisingly good for the world economy: change in Gross Domestic Product3 was positive, China appeared to successfully implement tightening measures, and the U.S. did not enter a “double-dip” recession.
Emerging markets equities (18.6%) widely outpaced developed markets (7.7%). Investors poured money into emerging markets in search of yield and growth potential. Emerging markets currencies rose as well, boosting stock performance in these countries for U.S. investors.
Stock selection helped the Fund’s performance relative to its MSCI EAFE index. The portfolio’s holdings in the utilities sector were the most significant cause of outperformance against the MSCI EAFE Index. An underweight position in the financials sector also contributed to relative gains. Stock selection in Japan added value, despite the portfolio’s notable underweight in the country. The majority of the Fund’s outperformance for 2010 occurred during months in which global markets posted negative performance.*
Sector allocation was a net detractor from relative performance. In particular, an underweight position in the consumer discretionary sector detracted from relative performance. Moreover, the Fund’s materials holdings, especially those in the steel industry, lagged the benchmark’s shares in that sector. That dynamic reduced the Fund’s relative return.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

To provide a more accurate representation of benchmark performance the Fund changed its benchmark index from the MSCI AC World ex U.S. Index to the MSCI EAFE Index.

[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

[2]	The Morgan Stanley Capital International All Country (“MSCI AC”) World ex US Index is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.

Investors cannot invest directly in an index.

[3]	Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

1

AZL® NFJ International Value Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. companies with market capitalizations greater than $1 billion.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

		Since
	1	Inception
	Year	(5/1/09)

AZL® NFJ International Value Fund	9.67%	27.18%

MSCI AC World Index ex US (gross of withholding taxes)	11.60%	30.53%

MSCI AC World Index ex US (net of withholding taxes)	11.15%	30.00%

MSCI EAFE Index (gross of withholding taxes)	8.21%	26.16%

MSCI EAFE Index (net of withholding taxes)	7.75%	25.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® NFJ International Value Fund	1.33%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager has voluntarily reduced the management fee to 0.80%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
To provide a more accurate representation of benchmark performance the Fund changed it’s current benchmark from the Morgan Stanley Capital International All Country (“MCSI AC”) World ex US Index to the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index. The Fund’s performance is measured against the MSCI AC World ex US Index and the MSCI EAFE Index, which are unmanaged indices. The MSCI AC World ex US Index is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Indices noted as “gross of withholding taxes” do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Indices noted as “net of withholding taxes” reflect the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL NFJ International Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL NFJ International Value Fund	$1,000.00	$1,223.50	$6.16	1.10%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL NFJ International Value Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL NFJ International Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Aerospace & Defense	1.7%
Airlines	0.9
Automobiles	1.2
Beverages	3.7
Building Products	1.1
Chemicals	4.7
Commercial Banks	9.1
Communications Equipment	0.9
Computers & Peripherals	0.8
Diversified Telecommunication Services	4.5
Electric Utilities	3.0
Food & Staples Retailing	2.6
Food Products	1.9
Health Care Equipment & Supplies	2.1
Hotels, Restaurants & Leisure	2.0
Independent Power Producers & Energy Traders	0.9
Industrial Conglomerates	2.1
Insurance	7.5
Marine	1.0
Media	1.7
Metals & Mining	4.8
Multiline Retail	0.9
Oil, Gas & Consumable Fuels	15.5
Paper & Forest Products	2.0
Pharmaceuticals	6.0
Semiconductors & Semiconductor Equipment	1.1
Software	0.9
Tobacco	1.9
Trading Companies & Distributors	1.9
Water Utilities	4.2
Wireless Telecommunication Services	2.8
Investment Company	4.4

99.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (95.4%):
Aerospace & Defense (1.7%):
133,050	BAE Systems plc, SP ADR	$2,774,093

Airlines (0.9%):
26,900	Copa Holdings SA, Class A	1,582,796

Automobiles (1.2%):
26,500	Fuji Heavy Industries, Ltd., ADR	2,067,000

Beverages (3.7%):
38,100	Coca-Cola Femsa S.A.B. de C.V., SP ADR	3,140,583
40,400	Diageo plc, SP ADR	3,002,932

		6,143,515

Building Products (1.1%):
158,000	Asahi Glass Co., Ltd., ADR	1,840,700

Chemicals (4.7%):
45,100	Agrium, Inc.	4,137,925
77,000	Nitto Denko Corp., ADR	3,655,960

		7,793,885

Commercial Banks (9.1%):
133,500	Australia And New Zealand Banking Group, Ltd., SP ADR	3,209,340
153,100	Banco Bradesco SA, SP ADR	3,106,399
84,200	Barclays plc, SP ADR	1,390,984
39,600	Toronto-Dominion Bank	2,942,676
101,600	United Overseas Bank, Ltd., SP ADR	2,881,376
42,200	Woori Finance Holdings Co., Ltd., ADR	1,753,410

		15,284,185

Communications Equipment (0.9%):
144,650	Nokia OYJ, SP ADR	1,492,788

Computers & Peripherals (0.8%):
40,400	Fujitsu, Ltd., SP ADR	1,414,808

Diversified Telecommunication Services (4.5%):
201,700	France Telecom SA, SP ADR	4,251,836
224,700	Telstra Corp., Ltd., SP ADR	3,224,445

		7,476,281

Electric Utilities (3.0%):
201,600	CIA Paranaense de Energia, SP ADR	5,074,272

Food & Staples Retailing (2.6%):
59,700	Delhaize Group, SP ADR	4,400,487

Food Products (1.9%):
100,400	Unilever plc, SP ADR	3,100,352

Health Care Equipment & Supplies (2.1%):
75,200	Covidien plc	3,433,632

Hotels, Restaurants & Leisure (2.0%):
351,500	Compass Group plc, SP ADR	3,275,980

Independent Power Producers & Energy Traders (0.9%):
70,400	Huaneng Power International, Inc., SP ADR	1,505,152

Industrial Conglomerates (2.1%):
28,100	Siemens AG, SP ADR	3,491,425

Insurance (7.5%):
88,700	Axis Capital Holdings, Ltd.	3,182,556
73,000	RenaissanceRe Holdings, Ltd.	4,649,370
182,400	Zurich Financial Services AG, SP ADR	4,722,336

		12,554,262

Marine (1.0%):
185,400	Nippon Yusen Kabushiki Kaisha, SP ADR	1,624,104

Media (1.7%):
184,100	Pearson plc, SP ADR	2,925,349

Metals & Mining (4.8%):
25,700	POSCO, SP ADR	2,767,633
26,800	Rio Tinto plc SP, SP ADR	1,920,488
261,800	Yamana Gold, Inc.	3,351,040

		8,039,161

Multiline Retail (0.9%):
125,850	Marks & Spencer Group plc, SP ADR	1,447,275

Oil, Gas & Consumable Fuels (15.5%):
49,500	Frontline, Ltd.	1,255,815
139,600	Nexen, Inc.	3,196,840
77,100	Petroleo Brasileiro SA, SP ADR	2,917,464
72,100	Royal Dutch Shell plc, SP ADR	4,814,838
101,700	Sasol, Ltd., SP ADR	5,293,485
209,100	Statoil ASA, SP ADR	4,970,307
38,400	TransCanada Corp.	1,460,736
64,700	Yanzhou Coal Mining Co., Ltd., SP ADR	1,979,820

		25,889,305

Paper & Forest Products (2.0%):
209,600	Svenska Cellulosa AB, SP ADR	3,290,720

Pharmaceuticals (6.0%):
89,900	AstraZeneca plc, SP ADR	4,152,481
115,400	GlaxoSmithKline plc, SP ADR	4,525,988
27,500	Teva Pharmaceutical Industries, Ltd., SP ADR	1,433,575

		10,112,044

Semiconductors & Semiconductor Equipment (1.1%):
140,100	Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	1,756,854

Software (0.9%):
89,700	Sage Group plc (The), ADR	1,543,737

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Tobacco (1.9%):
41,300	British American Tobacco plc, SP ADR	$3,209,010

Trading Companies & Distributors (1.9%):
9,900	Mitsui & Co., Ltd., SP ADR	3,248,685

Water Utilities (4.2%):
131,400	Companhia de Saneamento Basico do Estado de Sao Paulo, SP ADR	6,948,432

Wireless Telecommunication Services (2.8%):
167,300	SK Telecom Co., Ltd., SP ADR	3,116,799
88,750	Turkcell Iletisim Hizmetleri AS, SP ADR	1,520,287

		4,637,086

Total Common Stocks (Cost $133,160,843)		159,377,375

Investment Company (4.4%):
7,406,179	Dreyfus Treasury Prime Cash Management, 0.00%(a)	7,406,179

Total Investment Company (Cost $7,406,179)		7,406,179

Total Investment Securities (Cost $140,567,022)(b) — 99.8%		166,783,554
Net other assets (liabilities) — 0.2%		391,163

Net Assets — 100.0%		$167,174,717

Percentages indicated are based on net assets as of December 31, 2010.
plc — Public Limited Company
SP ADR—Sponsored American Depositary Receipt

(a)	The rate represents the effective yield at December 31, 2010.
(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Australia	3.9%
Belgium	2.6
Bermuda	5.4
Brazil	10.8
Canada	9.0
China	0.9
Finland	0.9
France	2.5
Germany	2.1
Ireland (Republic of)	2.1
Israel	0.9
Japan	8.3
Mexico	1.9
Norway	3.0%
Panama	0.9
Republic of Korea (South)	4.6
Singapore	1.7
South Africa	3.2
Sweden	2.0
Switzerland	2.8
Taiwan	1.1
Turkey	0.9
United Kingdom	22.9
United States	5.6

100.0%

6

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Statement of Assets and Liabilities
December 31, 2010

AZL NFJ
International
Value Fund

Assets:
Investment securities, at cost	$140,567,022

Investment securities, at value	$166,783,554
Dividends receivable	450,194
Receivable for capital shares issued	60,720
Reclaims receivable	75,588
Prepaid expenses	2,357

Total Assets	167,372,413

Liabilities:
Payable for capital shares redeemed	27,331
Manager fees payable	109,625
Administration fees payable	6,075
Distribution fees payable	34,258
Custodian fees payable	895
Administrative and compliance services fees payable	1,088
Trustee fees payable	79
Other accrued liabilities	18,345

Total Liabilities	197,696

Net Assets	$167,174,717

Net Assets Consist of:
Capital	$135,823,729
Accumulated net investment income/(loss)	2,475,944
Accumulated net realized gains/(losses) from investment transactions	2,658,332
Net unrealized appreciation/(depreciation) on investments	26,216,712

Net Assets	$167,174,717

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,411,757
Net Asset Value (offering and redemption price per share)	$14.65

7

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL NFJ
International
Value Fund

Investment Income:
Dividends	$3,826,303

Total Investment Income	3,826,303

Expenses:
Manager fees	1,109,462
Administration fees	53,642
Distribution fees	308,184
Custodian fees	2,101
Administrative and compliance services fees	2,287
Trustees’ fees	3,497
Professional fees	4,708
Shareholder reports	4,012
Other expenses	2,798

Total expenses before reductions	1,490,691
Less expenses voluntarily waived/reimbursed by the Manager	(123,273)
Less expenses paid indirectly	(17,180)

Net expenses	1,350,238

Net Investment Income/(Loss)	2,476,065

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	2,658,222
Change in unrealized appreciation/(depreciation) on investments	9,202,936

Net Realized/Unrealized Gains/(Losses) on Investments	11,861,158

Change in Net Assets Resulting From Operations	$14,337,223

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Statements of Changes in Net Assets

	AZL NFJ International Value Fund
	For the
	Year Ended	May 1, 2009 to
	December 31,	December 31,
	2010	2009(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,476,065	$905,439
Net realized gains/(losses) on investment transactions	2,658,222	2,746,004
Change in unrealized appreciation/(depreciation) on investments	9,202,936	17,013,776

Change in net assets resulting from operations	14,337,223	20,665,219

Dividends to Shareholders:
From net investment income	(927,757)	—
From net realized gains on investments	(2,756,613)	—

Change in net assets resulting from dividends to shareholders	(3,684,370)	—

Capital Transactions:
Proceeds from shares issued	88,419,038	64,532,965
Proceeds from dividends reinvested	3,684,370	—
Value of shares redeemed	(13,889,193)	(6,890,535)

Change in net assets resulting from capital transactions	78,214,215	57,642,430

Change in net assets	88,867,068	78,307,649
Net Assets:
Beginning of period	78,307,649	—

End of period	$167,174,717	$78,307,649

Accumulated net investment income/(loss)	$2,475,944	$927,750

Share Transactions:
Shares issued	6,469,520	6,276,615
Dividends reinvested	274,953	—
Shares redeemed	(1,047,201)	(562,130)

Change in shares	5,697,272	5,714,485

(a)	Period from commencement of operations.

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2009 to
	December 31,	December 31,
	2010	2009(a)

Net Asset Value, Beginning of Period	$13.70	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.15	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	1.15	3.54

Total from Investment Activities	1.30	3.70

Dividends to Shareholders From:
Net Investment Income	(0.09)	—
Net Realized Gains	(0.26)	—

Total Dividends	(0.35)	—

Net Asset Value, End of Period	$14.65	$13.70

Total Return(b)(c)	9.67%	37.00%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$167,175	$78,308
Net Investment Income/(Loss)(d)	2.01%	2.01%
Expenses Before Reductions(d)(e)	1.21%	1.33%
Expenses Net of Reductions(d)	1.10%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	1.11%	1.23%
Portfolio Turnover Rate(c)	28.58%	25.28%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL NFJ International Value Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and NFJ Investment Group LLC (“NFJ”), NFJ provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.45%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL NFJ International Value Fund	0.90%	1.45%

*	The Manager voluntarily reduced the management fee to 0.80%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements, continued
December 31, 2010

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $3,300 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements, continued
December 31, 2010

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$159,377,375	$—	$—	$159,377,375
Investment Company	7,406,179	—	—	7,406,179

Total Investment Securities	$166,783,554	$—	$—	$166,783,554

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements, continued
December 31, 2010

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL NFJ International Value Fund	$105,703,255	$33,078,714

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $140,567,022. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$27,664,744
Unrealized depreciation	(1,448,212)

Net unrealized appreciation	$26,216,532

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,125,817 of deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements, continued
December 31, 2010

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL NFJ International Value Fund	$3,684,370	$—	$3,684,370

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed	Undistributed	Accumulated		Accumulated
	Ordinary	Long-Term	Capital and	Unrealized	Earnings
	Income	Capital Gains	Other Losses	Appreciation(a)	(Deficit)
AZL NFJ International Value Fund	$3,185,718	$3,074,375	$(1,125,817)	$26,216,712	$31,350,988

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL NFJ International Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 5.12% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2010, the Fund declared net short-term capital gain distributions of $2,756,613.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

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independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

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considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

23

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

25

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

26

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Russell 1000 Growth Index Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance from its inception on April 30, 2010 through the period ended December 31, 2010?
From its inception on April 30, 2010 through the period ended December 31, 2010, the AZL® Russell 1000 Growth Index Fund returned
9.50%1. That compared to a 10.30% total return for its benchmark, the Russell 1000® Growth Index1.
The Fund attempts to replicate the performance of the Russell 1000® Growth Index of large-cap growth U.S. stocks. These stocks performed well early in the 12-month period, as investors were encouraged by early signs of job growth and strong corporate earnings. Investor optimism waned, however, as job growth stalled and the European sovereign debt crisis ushered in a double-digit correction midway through the period. The “flash crash” in May further unnerved investors, and fears of a “double-dip” recession grew.
A return to job growth later in the year helped those fears recede, as did the Federal Reserve’s announcement of a second round of quantitative easing. Midterm elections results seen as friendly to capital markets also contributed to growth stocks finishing the 12-month period with strong returns.
Growth stocks outperformed value stocks by 1.2 percentage points during the period, with the consumer discretionary, industrials and materials sectors representing the strongest performers in the growth index. While health care and information technology sectors produced positive returns, they were some of the weakest sectors. Utilities was the only sector to detract from the index’s performance, posting a loss of 3.7% for the period.*
The underperformance of the Fund against its benchmark was the result of Fund expenses that are not reflected in the Index.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Growth Index Fund Review
Fund Objective
The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index (the “Index”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.
The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.
The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Returns as of December 31, 2010

		Since
	6	Inception
	Month	(4/30/10)

AZL® Russell 1000 Growth Index Fund	25.72%	9.50%

Russell 1000® Growth Index	26.37%	10.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Russell 1000 Growth Index Fund	0.84%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.84% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that applyto the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Russell 1000 Growth Index Fund	$1,000.00	$1,257.20	$4.78	0.84%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Russell 1000 Growth Index Fund	$1,000.00	$1,020.97	$4.28	0.84%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Russell 1000 Growth Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

	Percent of
Investments	net assets*
Aerospace & Defense	2.9%
Air Freight & Logistics	1.4
Airlines	0.3
Auto Components	0.8
Automobiles	0.9
Beverages	2.6
Biotechnology	1.6
Building Products	0.1
Capital Markets	1.6
Chemicals	2.7
Commercial Banks	—	^
Commercial Services & Supplies	0.3
Communications Equipment	3.5
Computers & Peripherals	10.2
Construction & Engineering	0.1
Construction Materials	0.1
Consumer Finance	0.7
Containers & Packaging	0.1
Distributors	—	^
Diversified Consumer Services	0.3
Diversified Financial Services	0.3
Diversified Telecommunication Services	0.2
Electric Utilities	—	^
Electrical Equipment	1.3
Electronic Equipment, Instruments & Components	0.7
Energy Equipment & Services	2.7
Food & Staples Retailing	2.3
Food Products	0.8
Gas Utilities	0.1
Health Care Equipment & Supplies	3.1
Health Care Providers & Services	1.9
Health Care Technology	0.2
Hotels, Restaurants & Leisure	3.1
Household Durables	0.3
Household Products	1.1
Independent Power Producers & Energy Traders	—	%^
Industrial Conglomerates	1.7
Insurance	0.9
Internet & Catalog Retail	1.3
Internet Software & Services	2.8
IT Services	2.7
Leisure Equipment & Products	0.2
Life Sciences Tools & Services	0.5
Machinery	3.8
Marine	—	^
Media	1.6
Metals & Mining	1.9
Multiline Retail	1.2
Office Electronics	—	^
Oil, Gas & Consumable Fuels	7.6
Paper & Forest Products	0.1
Personal Products	0.4
Pharmaceuticals	2.0
Professional Services	0.3
Real Estate Investment Trusts (REITs)	0.8
Real Estate Management & Development	0.2
Road & Rail	0.3
Semiconductors & Semiconductor Equipment	3.8
Software	5.9
Specialty Retail	3.4
Textiles, Apparel & Luxury Goods	0.9
Thrifts & Mortgage Finance	—	^
Tobacco	1.8
Trading Companies & Distributors	0.3
Wireless Telecommunication Services	0.7
Exchange Traded Fund	0.9
Investment Company	3.3

	99.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

^	Represents less than 0.05%.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (95.4%):
Aerospace & Defense (2.9%):
477	Alliant Techsystems, Inc.*	$35,503
9,414	Boeing Co. (The)	614,358
525	Goodrich Corp.	46,237
11,732	Honeywell International, Inc.	623,673
3,715	Lockheed Martin Corp.	259,716
2,177	Precision Castparts Corp.	303,060
1,285	Rockwell Collins, Inc.	74,864
284	Spirit AeroSystems Holdings, Inc., Class A*	5,910
768	TransDigm Group, Inc.*	55,304
13,059	United Technologies Corp.	1,028,004

		3,046,629

Air Freight & Logistics (1.4%):
2,540	C.H. Robinson Worldwide, Inc.	203,683
3,259	Expeditors International of Washington, Inc.	177,941
3,098	FedEx Corp.	288,145
10,935	United Parcel Service, Inc., Class B	793,662
1,261	UTI Worldwide, Inc.	26,733

		1,490,164

Airlines (0.3%):
1,669	AMR Corp.*	13,001
294	Copa Holdings SA, Class A	17,299
12,091	Delta Air Lines, Inc.*	152,346
1,470	Southwest Airlines Co.	19,081
4,174	United Continental Holdings, Inc.*	99,425

		301,152

Auto Components (0.8%):
451	Autoliv, Inc.	35,602
1,671	BorgWarner, Inc.*	120,913
98	Federal-Mogul Corp.*	2,024
2,149	Gentex Corp.	63,524
3,687	Goodyear Tire & Rubber Co.*	43,691
9,713	Johnson Controls, Inc.	371,037
236	Lear Corp.*	23,295
2,114	O’Reilly Automotive, Inc.*	127,728
160	Tesla Motors, Inc.*	4,261
820	TRW Automotive Holdings Corp.*	43,214
975	WABCO Holdings, Inc.*	59,407

		894,696

Automobiles (0.9%):
51,067	Ford Motor Co.*	857,415
3,604	Harley-Davidson, Inc.	124,951
494	Thor Industries, Inc.	16,776

		999,142

Beverages (2.6%):
1,236	Brown-Forman Corp., Class B	86,050
24,061	Coca-Cola Co. (The)	1,582,492
3,184	Coca-Cola Enterprises, Inc.	79,695
1,154	Dr Pepper Snapple Group, Inc.	40,575
853	Hansen Natural Corp.*	44,595
14,199	PepsiCo, Inc.	927,621

		2,761,028

Biotechnology (1.6%):
1,377	Alexion Pharmaceuticals, Inc.*	110,917
2,242	Amylin Pharmaceuticals, Inc.*	32,980
1,543	BioMarin Pharmaceutical, Inc.*	41,553
7,085	Celgene Corp.*	419,007
2,235	Dendreon Corp.*	78,046
3,109	Genzyme Corp.*	221,361
12,841	Gilead Sciences, Inc.*	465,358
2,867	Human Genome Sciences, Inc.*	68,492
1,385	Myriad Genetics, Inc.*	31,633
1,036	Regeneron Pharmaceuticals, Inc.*	34,012
743	Talecris Biotherapeutics Holdings Corp.*	17,312
758	United Therapeutics Corp.*	47,921
3,095	Vertex Pharmaceuticals, Inc.*	108,418

		1,677,010

Building Products (0.1%):
23	Armstrong World Industries, Inc.	989
722	Lennox International, Inc.	34,143
1,603	Masco Corp.	20,294
995	Owens Corning, Inc.*	30,994
436	USG Corp.*	7,338

		93,758

Capital Markets (1.6%):
782	Affiliated Managers Group, Inc.*	77,590
784	Ameriprise Financial, Inc.	45,119
486	BlackRock, Inc.	92,622
15,148	Charles Schwab Corp.	259,182
1,824	Eaton Vance Corp.	55,140
896	Federated Investors, Inc.	23,448
2,276	Franklin Resources, Inc.	253,114
451	Greenhill & Co., Inc.	36,838
2,183	Invesco, Ltd.	52,523
151	Janus Capital Group, Inc.	1,959
1,435	Lazard, Ltd., Class A	56,668
56	LPL Investment Holdings, Inc.*	2,037
7,366	Morgan Stanley	200,429
1,496	Northern Trust Corp.	82,893
2,320	SEI Investments Co.	55,193
3,974	T. Rowe Price Group, Inc.	256,482

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Capital Markets, continued

3,582	TD AMERITRADE Holding Corp.	$68,022
1,329	Waddell & Reed Financial, Inc., Class A	46,900

		1,666,159

Chemicals (2.7%):
3,251	Air Products & Chemicals, Inc.	295,678
1,292	Airgas, Inc.	80,698
1,401	Albemarle Corp.	78,148
111	Ashland, Inc.	5,645
2,411	Celanese Corp., Series A	99,261
790	CF Industries Holdings, Inc.	106,768
4,786	E.I. du Pont de Nemours & Co.	238,726
220	Eastman Chemical Co.	18,498
3,573	Ecolab, Inc.	180,151
747	FMC Corp.	59,678
1,217	International Flavor & Fragrances, Inc.	67,653
56	KAR Auction Services, Inc.*	773
1,044	Lubrizol Corp.	111,583
8,353	Monsanto Co.	581,703
2,421	Mosaic Co. (The)	184,868
2,012	Nalco Holding Co.	64,263
422	PPG Industries, Inc.	35,478
4,684	Praxair, Inc.	447,181
964	RPM International, Inc.	21,304
686	Scotts Miracle-Gro Co. (The), Class A	34,828
1,716	Sigma Aldrich Corp.	114,217
163	Valspar Corp. (The)	5,620

		2,832,722

Commercial Banks (0.0%):
228	Bank of Hawaii Corp.	10,764

Commercial Services & Supplies (0.3%):
64	Avery Dennison Corp.	2,710
1,077	Copart, Inc.*	40,226
312	Corrections Corp. of America*	7,819
148	Covanta Holding Corp.	2,544
2,803	Iron Mountain, Inc.	70,103
2,251	Pitney Bowes, Inc.	54,429
107	R.R. Donnelley & Sons Co.	1,869
1,468	Republic Services, Inc.	43,834
1,303	Stericycle, Inc.*	105,439
1,435	Waste Connections, Inc.	39,506

		368,479

Communications Equipment (3.5%):
1,334	Ciena Corp.*	28,081
87,453	Cisco Systems, Inc.*	1,769,174
1,227	F5 Networks, Inc.*	159,706
2,007	Harris Corp.	90,917
3,234	JDS Uniphase Corp.*	46,828
8,055	Juniper Networks, Inc.*	297,391
1,305	Polycom, Inc.*	50,869
25,118	QUALCOMM, Inc.	1,243,090

		3,686,056

Computers & Peripherals (10.2%):
13,933	Apple Computer, Inc.*	4,494,228
26,053	Dell, Inc.*	353,018
235	Diebold, Inc.	7,532
31,475	EMC Corp.*	720,778
35,909	Hewlett-Packard Co.	1,511,769
19,636	International Business Machines Corp.	2,881,779
2,505	NCR Corp.*	38,502
5,277	NetApp, Inc.*	290,024
1,662	QLogic Corp.*	28,287
3,521	SanDisk Corp.*	175,557
5,472	Seagate Technology plc*	82,244
2,560	Teradata Corp.*	105,370
824	Western Digital Corp.*	27,934

		10,717,022

Construction & Engineering (0.1%):
479	Aecom Technology Corp.*	13,398
655	Chicago Bridge & Iron Co. NV, NYS*	21,549
165	Fluor Corp.	10,933
1,146	Jacobs Engineering Group, Inc.*	52,544
163	KBR, Inc.	4,967
708	Shaw Group, Inc.*	24,235

		127,626

Construction Materials (0.1%):
716	Eagle Materials, Inc.	20,227
682	Martin Marietta Materials, Inc.	62,908

		83,135

Consumer Finance (0.7%):
16,058	American Express Co.	689,209

Containers & Packaging (0.1%):
282	Ball Corp.	19,190
2,479	Crown Holdings, Inc.*	82,749
732	Owens-Illinois, Inc.*	22,473
310	Temple-Inland, Inc.	6,584

		130,996

Distributors (0.0%):
2,154	LKQ Corp.*	48,939

Diversified Consumer Services (0.3%):
1,981	Apollo Group, Inc., Class A*	78,230
161	Booz Allen Hamilton Holding Corp.*	3,128
958	Career Education Corp.*	19,859
968	DeVry, Inc.	46,445

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Diversified Consumer Services, continued

376	Education Management Corp.*	$6,806
1,913	H&R Block, Inc.	22,784
897	Hillenbrand, Inc.	18,666
501	ITT Educational Services, Inc.*	31,909
204	Strayer Education, Inc.	31,053
488	Weight Watchers International, Inc.	18,295

		277,175

Diversified Financial Services (0.3%):
82	CBOE Holdings, Inc.	1,874
58	Green Dot Corp., Class A*	3,291
190	Interactive Brokers Group, Inc., Class A	3,386
1,132	Intercontinental Exchange, Inc.*	134,878
3,166	Moody’s Corp.	84,026
1,685	MSCI, Inc., Class A*	65,648
244	NASDAQ OMX Group, Inc. (The)*	5,785
824	NYSE Euronext	24,703

		323,591

Diversified Telecommunication Services (0.2%):
1,704	Clearwire Corp., Class A*	8,775
5,794	Frontier Communications Corp.	56,376
9,501	Level 3 Communications, Inc.*	9,311
2,377	TW Telecom, Inc.*	40,528
3,072	Windstream Corp.	42,824

		157,814

Electric Utilities (0.0%):
673	ITC Holdings Corp.	41,713

Electrical Equipment (1.3%):
2,459	AMETEK, Inc.	96,496
2,564	Cooper Industries plc	149,456
11,532	Emerson Electric Co.	659,284
849	First Solar, Inc.*	110,489
284	General Cable Corp.*	9,966
351	Hubbell, Inc., Class B	21,106
500	Regal-Beloit Corp.	33,380
2,183	Rockwell Automation, Inc.	156,543
1,443	Roper Industries, Inc.	110,288
628	SunPower Corp., Class A*	8,057
157	Thomas & Betts Corp.*	7,583

		1,362,648

Electronic Equipment, Instruments & Components (0.7%):
5,330	Agilent Technologies, Inc.*	220,822
2,657	Amphenol Corp., Class A	140,236
235	Arrow Electronics, Inc.*	8,049
51	AVX Corp.	787
2,994	Corning, Inc.	57,844
821	Dolby Laboratories, Inc., Class A*	54,761
2,346	FLIR Systems, Inc.*	69,794
180	Ingram Micro, Inc., Class A*	3,436
582	Itron, Inc.*	32,272
1,978	Jabil Circuit, Inc.	39,738
917	National Instruments Corp.	34,516
1,823	Trimble Navigation, Ltd.*	72,792
1,141	Tyco International, Ltd.	47,283

		782,330

Energy Equipment & Services (2.7%):
201	Atwood Oceanics, Inc.*	7,511
1,811	Baker Hughes, Inc.	103,535
2,143	Cameron International Corp.*	108,714
676	Core Laboratories NV	60,198
360	Diamond Offshore Drilling, Inc.	24,073
1,132	Dresser-Rand Group, Inc.*	48,212
61	Exterran Holdings, Inc.*	1,461
1,861	FMC Technologies, Inc.*	165,461
13,913	Halliburton Co.	568,068
1,785	Nabors Industries, Ltd.*	41,876
62	Oil States International, Inc.*	3,974
1,090	Pride International, Inc.*	35,970
246	Rowan Cos., Inc.*	8,588
18,260	Schlumberger, Ltd.	1,524,710
118	Superior Energy Services, Inc.*	4,129
4,566	Weatherford International, Ltd.*	104,105

		2,810,585

Food & Staples Retailing (2.3%):
85	BJ’s Wholesale Club, Inc.*	4,072
6,745	Costco Wholesale Corp.	487,056
2,350	CVS Caremark Corp.	81,709
545	Kroger Co. (The)	12,186
9,057	SYSCO Corp.	266,276
17,945	Wal-Mart Stores, Inc.	967,774
12,931	Walgreen Co.	503,792
2,157	Whole Foods Market, Inc.*	109,123

		2,431,988

Food Products (0.8%):
1,687	Campbell Soup Co.	58,623
653	ConAgra Foods, Inc.	14,745
444	Flowers Foods, Inc.	11,948
6,045	General Mills, Inc.	215,142
1,691	Green Mountain Coffee Roasters, Inc.*	55,566
1,996	H.J. Heinz Co.	98,722
1,353	Hershey Co.	63,794
3,527	Kellogg Co.	180,159
984	McCormick & Co.	45,786
7,218	Sara Lee Corp.	126,387

		870,872

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Gas Utilities (0.1%):
2,140	EQT Corp.	$95,958

Health Care Equipment & Supplies (3.1%):
1,061	Alcon, Inc.	173,367
383	Alere, Inc.*	14,018
1,456	Bard (C.R.), Inc.	133,617
7,607	Baxter International, Inc.	385,066
3,572	Becton Dickinson & Co.	301,905
576	CareFusion Corp.*	14,803
138	Cooper Companies, Inc.	7,775
7,675	Covidien plc	350,441
2,240	DENTSPLY International, Inc.	76,541
1,734	Edwards Lifesciences Corp.*	140,177
738	Gen-Probe, Inc.*	43,062
829	Hill-Rom Holdings, Inc.	32,638
2,539	Hospira, Inc.*	141,397
891	IDEXX Laboratories, Inc.*	61,675
599	Intuitive Surgical, Inc.*	154,392
57	Kinetic Concepts, Inc.*	2,387
12,970	Medtronic, Inc.	481,057
2,356	ResMed, Inc.*	81,612
5,059	St. Jude Medical, Inc.*	216,272
4,822	Stryker Corp.	258,941
107	Teleflex, Inc.	5,758
834	Thoratec Corp.*	23,619
1,891	Varian Medical Systems, Inc.*	131,009

		3,231,529

Health Care Providers & Services (1.9%):
4,325	AmerisourceBergen Corp.	147,569
211	Brookdale Senior Living, Inc.*	4,517
1,909	Cardinal Health, Inc.	73,134
1,013	Community Health Systems, Inc.*	37,856
1,490	DaVita, Inc.*	103,540
421	Emdeon, Inc., Class A*	5,700
475	Emergency Medical Services Corp., Series A*	30,690
8,392	Express Scripts, Inc.*	453,588
3,733	Health Management Associates, Inc., Class A*	35,613
1,414	Henry Schein, Inc.*	86,805
1,597	Laboratory Corp. of America Holdings*	140,408
1,481	Lincare Holdings, Inc.	39,735
1,676	McKesson HBOC, Inc.	117,957
6,640	Medco Health Solutions, Inc.*	406,833
668	MEDNAX, Inc.*	44,950
131	Omnicare, Inc.	3,326
1,579	Patterson Companies, Inc.	48,365
1,882	Quest Diagnostics, Inc.	101,572
5,610	Tenet Healthcare Corp.*	37,531
94	Universal Health Services, Inc., Class B	4,081
1,331	VCA Antech, Inc.*	30,999

		1,954,769

Health Care Technology (0.2%):
1,743	Allscripts-Misys Healthcare Solutions, Inc.*	33,587
1,062	Cerner Corp.*	100,614
908	SXC Health Solutions Corp.*	38,917

		173,118

Hotels, Restaurants & Leisure (3.1%):
851	Bally Technologies, Inc.*	35,904
1,310	Brinker International, Inc.	27,353
2,506	Carnival Corp.	115,552
481	Chipotle Mexican Grill, Inc., Class A*	102,289
4	Choice Hotels International, Inc.	153
2,159	Darden Restaurants, Inc.	100,264
4,625	International Game Technology	81,816
173	International Speedway Corp., Class A	4,527
4,843	Las Vegas Sands Corp.*	222,536
306	Madison Square Garden, Inc., Class A*	7,889
4,154	Marriott International, Inc., Class A	172,557
16,473	McDonald’s Corp.	1,264,467
723	MGM Resorts International*	10,737
459	Panera Bread Co., Class A*	46,455
800	Royal Caribbean Cruises, Ltd.*	37,600
11,408	Starbucks Corp.	366,539
2,901	Starwood Hotels & Resorts Worldwide, Inc.	176,323
2,022	Wendy’s/Arby’s Group, Inc.	9,342
877	WMS Industries, Inc.*	39,675
1,155	Wynn Resorts, Ltd.	119,935
7,157	Yum! Brands, Inc.	351,051

		3,292,964

Household Durables (0.3%):
272	Fortune Brands, Inc.	16,388
118	Garmin, Ltd.	3,657
498	Harman International Industries, Inc.*	23,057
1,392	Leggett & Platt, Inc.	31,682
108	Mohawk Industries, Inc.*	6,130
90	NVR, Inc.*	62,192
1,129	Tempur-Pedic International, Inc.*	45,228
973	Tupperware Brands Corp.	46,383
501	Whirlpool Corp.	44,504

		279,221

8

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Household Products (1.1%):
632	Aaron’s, Inc.	$12,886
1,086	Church & Dwight Co., Inc.	74,956
2,031	Clorox Co. (The)	128,521
6,286	Colgate-Palmolive Co.	505,206
5,020	Kimberly-Clark Corp.	316,461
2,645	Procter & Gamble Co. (The)	170,153

		1,208,183

Independent Power Producers & Energy Traders (0.0%):
2,539	Calpine Corp.*	33,870
112	Ormat Technologies, Inc.	3,313

		37,183

Industrial Conglomerates (1.7%):
10,919	3M Co.	942,310
40	Carlisle Cos., Inc.	1,590
37,927	General Electric Co.	693,685
2,795	McDermott International, Inc.*	57,828
2,153	Textron, Inc.	50,897

		1,746,310

Insurance (0.9%):
793	ACE, Ltd.	49,364
6,794	AFLAC, Inc.	383,385
891	Aon Corp.	40,995
51	Arch Capital Group, Ltd.*	4,491
407	Arthur J. Gallagher & Co.	11,836
533	Axis Capital Holdings, Ltd.	19,124
897	Brown & Brown, Inc.	21,474
49	Endurance Specialty Holdings, Ltd.	2,258
330	Erie Indemnity Co., Class A	21,605
1,334	Genworth Financial, Inc.*	17,529
547	Hartford Financial Services Group, Inc.	14,490
7,640	Marsh & McLennan Cos., Inc.	208,878
3,119	MetLife, Inc.	138,608
854	Travelers Cos., Inc. (The)	47,576
92	Validus Holdings, Ltd.	2,816

		984,429

Internet & Catalog Retail (1.3%):
5,357	Amazon.com, Inc.*	964,260
1,323	Expedia, Inc.	33,194
611	Netflix, Inc.*	107,353
726	Priceline.com, Inc.*	290,073

		1,394,880

Internet Software & Services (2.8%):
2,780	Akamai Technologies, Inc.*	130,799
6,691	eBay, Inc.*	186,211
693	Equinix, Inc.*	56,313
3,730	Google, Inc., Class A*	2,215,508
536	IAC/InterActiveCorp*	15,383
2,637	VeriSign, Inc.	86,151
645	VistaPrint NV*	29,670
915	WebMD Health Corp., Class A*	46,720
8,434	Yahoo!, Inc.*	140,257

		2,907,012

IT Services (2.7%):
9,360	Accenture plc, Class A	453,867
804	Alliance Data Systems Corp.*	57,108
923	Amdocs, Ltd.*	25,355
7,701	Automatic Data Processing, Inc.	356,402
1,805	Broadridge Financial Solutions, Inc.	39,584
4,584	Cognizant Technology Solutions Corp., Class A*	335,961
569	DST Systems, Inc.	25,235
1,572	Fiserv, Inc.*	92,056
1,126	Gartner, Inc.*	37,383
919	Genpact, Ltd.*	13,969
1,240	Global Payments, Inc.	57,301
1,410	Lender Processing Services, Inc.	41,623
1,490	MasterCard, Inc., Class A	333,924
1,050	NeuStar, Inc., Class A*	27,353
4,941	Paychex, Inc.	152,726
4,734	SAIC, Inc.*	75,081
7,149	Visa, Inc., Class A	503,147
10,290	Western Union Co.	191,085

		2,819,160

Leisure Equipment & Products (0.2%):
1,873	Hasbro, Inc.	88,368
3,238	Mattel, Inc.	82,342

		170,710

Life Sciences Tools & Services (0.5%):
255	Charles River Laboratories International, Inc.*	9,063
995	Covance, Inc.*	51,153
1,864	Illumina, Inc.*	118,066
1,987	Life Technologies Corp.*	110,278
514	Mettler-Toledo International, Inc.*	77,722
776	PerkinElmer, Inc.	20,036
1,635	Pharmaceutical Product Development, Inc.	44,374
561	Techne Corp.	36,841
1,423	Waters Corp.*	110,581

		578,114

Machinery (3.8%):
1,432	Babcock & Wilcox Co.*	36,645
1,151	Bucyrus International, Inc., Class A	102,899
9,619	Caterpillar, Inc.	900,915
89	CNH Global NV, NYS*	4,249

9

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Machinery, continued

3,071	Cummins, Inc.	$337,841
7,539	Danaher Corp.	355,615
6,141	Deere & Co.	510,010
1,180	Donaldson Co., Inc.	68,770
1,816	Dover Corp.	106,145
658	Eaton Corp.	66,794
741	Flowserve Corp.	88,342
759	Gardner Denver, Inc.	52,234
938	Graco, Inc.	37,004
53	Harsco Corp.	1,501
1,027	IDEX Corp.	40,176
6,747	Illinois Tool Works, Inc.	360,290
1,576	Joy Global, Inc.	136,718
947	Kennametal, Inc.	37,369
662	Lincoln Electric Holdings, Inc.	43,209
1,892	Manitowoc Co., Inc. (The)	24,804
1,088	Navistar International Corp.*	63,006
1,388	Oshkosh Truck Corp.*	48,913
5,587	PACCAR, Inc.	320,805
1,789	Pall Corp.	88,699
697	Parker Hannifin Corp.	60,151
808	Pentair, Inc.	29,500
147	SPX Corp.	10,509
972	Timken Co.	46,394
470	Toro Co.	28,971
347	Valmont Industries, Inc.	30,789
131	Wabtec Corp.	6,929

		4,046,196

Marine (0.0%):
30	Kirby Corp.*	1,322

Media (1.6%):
1,173	CBS Corp.	22,346
12,476	DIRECTV Group, Inc. (The), Class A*	498,167
3,181	Discovery Communications, Inc., Class A*	132,648
1,119	DreamWorks Animation SKG, Inc., Class A*	32,977
7,489	Interpublic Group of Cos., Inc. (The)*	79,533
666	John Wiley & Sons, Inc.	30,130
196	Lamar Advertising Co.*	7,808
3,390	McGraw-Hill Cos., Inc. (The)	123,430
234	Meredith Corp.	8,108
335	Morningstar, Inc.	17,782
7,327	News Corp.	106,681
3,788	Omnicom Group, Inc.	173,490
204	Regal Entertainment Group, Class A	2,395
1,371	Scripps Networks Interactive, Class A	70,949
59,481	Sirius XM Radio, Inc.*	97,549
1,855	Thomson Reuters Corp.	69,136
3,594	Time Warner, Inc.	115,619
1,838	Viacom, Inc., Class B	72,803

		1,661,551

Metals & Mining (1.9%):
282	AK Steel Holding Corp.	4,616
2,306	Alcoa, Inc.	35,489
1,508	Allegheny Technologies, Inc.	83,212
698	Carpenter Technology Corp.	28,088
2,073	Cliffs Natural Resources, Inc.	161,715
490	Compass Minerals International, Inc.	43,742
7,197	Freeport-McMoRan Copper & Gold, Inc.	864,288
7,284	Newmont Mining Corp.	447,456
2,098	Nucor Corp.	91,934
134	Reliance Steel & Aluminum Co.	6,847
133	Royal Gold, Inc.	7,266
88	Schnitzer Steel Industries, Inc.	5,842
2,589	Southern Copper Corp.	126,188
1,366	Titanium Metals Corp.*	23,468
390	United States Steel Corp.	22,784
635	Walter Energy, Inc.	81,178

		2,034,113

Multiline Retail (1.2%):
1,134	Big Lots, Inc.*	34,542
1,075	Dollar General Corp.*	32,970
1,951	Dollar Tree, Inc.*	109,412
1,938	Family Dollar Stores, Inc.	96,338
1,190	J.C. Penney Co., Inc.	38,449
3,478	Kohl’s Corp.*	188,994
618	Macy’s, Inc.	15,635
2,565	Nordstrom, Inc.	108,705
11,277	Target Corp.	678,086

		1,303,131

Office Electronics (0.0%):
500	Zebra Technologies Corp., Class A*	18,995

Oil, Gas & Consumable Fuels (7.6%):
243	Alpha Natural Resources, Inc.*	14,587
1,762	Arch Coal, Inc.	61,776
876	Atlas Energy, Inc.*	38,518
1,630	Chevron Corp.	148,738
1,288	Cimarex Energy Co.	114,027
1,576	Concho Resources, Inc.*	138,168
8,728	ConocoPhillips	594,377
1,585	Consol Energy, Inc.	77,253
448	Continental Resources, Inc.*	26,365
1,888	El Paso Corp.	25,979
3,876	EOG Resources, Inc.	354,305
2,246	EXCO Resources, Inc.	43,617

10

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued

71,722	Exxon Mobil Corp.	$5,244,313
1,111	Forest Oil Corp.*	42,185
609	Frontline, Ltd.	15,450
467	Holly Corp.	19,040
2,910	Marathon Oil Corp.	107,757
364	Murphy Oil Corp.	27,136
2,524	Occidental Petroleum Corp.	247,604
3,309	Petrohawk Energy Corp.*	60,389
37	Quicksilver Resources, Inc.*	545
2,454	Range Resources Corp.	110,381
3,458	SandRidge Energy, Inc.*	25,313
656	SM Energy Co.	38,658
5,300	Southwestern Energy Co.*	198,379
2,337	Ultra Petroleum Corp.*	111,638
59	Whiting Petroleum Corp.*	6,914
3,684	Williams Cos., Inc. (The)	91,068

		7,984,480

Paper & Forest Products (0.1%):
5,200	International Paper Co.	141,648

Personal Products (0.4%):
301	Alberto-Culver Co.	11,149
6,559	Avon Products, Inc.	190,605
1,688	Estee Lauder Co., Inc. (The), Class A	136,222
928	Herbalife, Ltd.	63,447
444	Mead Johnson Nutrition Co., Class A	27,639

		429,062

Pharmaceuticals (2.0%):
21,319	Abbott Laboratories	1,021,393
4,656	Allergan, Inc.	319,728
3,581	Eli Lilly & Co.	125,478
6,334	Johnson & Johnson Co.	391,758
5,619	Mylan, Inc.*	118,730
1,216	Perrigo Co.	77,009
1,327	Warner Chilcott plc, Class A	29,937

		2,084,033

Professional Services (0.3%):
771	Dun & Bradstreet Corp.	63,291
563	FTI Consulting, Inc.*	20,989
734	IHS, Inc., Class A*	59,006
953	Monster Worldwide, Inc.*	22,519
2,296	Robert Half International, Inc.	70,258
108	Towers Watson & Co., Class A	5,623
1,605	Verisk Analytics, Inc., Class A*	54,698

		296,384

Real Estate Investment Trusts (REITs) (0.8%):
246	AMB Property Corp.	7,801
833	Apartment Investment & Management Co., Class A	21,525
1,284	Digital Realty Trust, Inc.	66,177
268	Equity Residential Property Trust	13,922
169	Essex Property Trust, Inc.	19,303
576	Federal Realty Investment Trust	44,888
5,033	General Growth Properties, Inc.	77,911
1,035	Plum Creek Timber Co., Inc.	38,761
480	ProLogis Trust	6,931
1,948	Public Storage, Inc.	197,566
357	Rayonier, Inc.	18,750
3,101	Simon Property Group, Inc.	308,518
188	UDR, Inc.	4,422
652	Ventas, Inc.	34,217
210	Vornado Realty Trust	17,499

		878,191

Real Estate Management & Development (0.2%):
4,407	CB Richard Ellis Group, Inc., Class A*	90,255
368	Howard Hughes Corp. (The)*	20,027
643	Jones Lang LaSalle, Inc.	53,961
1,337	St. Joe Co. (The)*	29,213

		193,456

Road & Rail (0.3%):
35	Con-way, Inc.	1,280
2,565	Hertz Global Holdings, Inc.*	37,167
1,409	J.B. Hunt Transport Services, Inc.	57,501
908	Kansas City Southern Industries, Inc.*	43,457
793	Landstar System, Inc.	32,466
405	Ryder System, Inc.	21,319
976	Union Pacific Corp.	90,436

		283,626

Semiconductors & Semiconductor Equipment (3.8%):
3,356	Advanced Micro Devices, Inc.*	27,452
4,618	Altera Corp.	164,308
4,562	Analog Devices, Inc.	171,851
20,566	Applied Materials, Inc.	288,952
1,073	Atheros Communications*	38,542
6,423	Atmel Corp.*	79,131
1,651	Avago Technologies, Ltd.	47,004
7,600	Broadcom Corp., Class A	330,980
1,654	Cree, Inc.*	108,982
2,516	Cypress Semiconductor Corp.*	46,747
58,276	Intel Corp.	1,225,544
722	Intersil Corp., Class A	11,025
154	KLA-Tencor Corp.	5,951
1,948	Lam Research Corp.*	100,867
3,431	Linear Technology Corp.	118,678
8,288	Marvell Technology Group, Ltd.*	153,742
4,647	Maxim Integrated Products, Inc.	109,762

11

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued

1,406	MEMC Electronic Materials, Inc.*	$15,832
2,841	Microchip Technology, Inc.	97,191
3,230	National Semiconductor Corp.	44,445
1,303	Novellus Systems, Inc.*	42,113
8,759	NVIDIA Corp.*	134,889
6,584	ON Semiconductor Corp.*	65,050
266	PMC-Sierra, Inc.*	2,285
1,561	Rambus, Inc.*	31,969
714	Silicon Laboratories, Inc.*	32,858
2,660	Skyworks Solutions, Inc.*	76,156
2,674	Teradyne, Inc.*	37,543
8,477	Texas Instruments, Inc.	275,503
1,167	Varian Semiconductor Equipment Associates, Inc.*	43,144
3,965	Xilinx, Inc.	114,906

		4,043,402

Software (5.9%):
2,051	Activision Blizzard, Inc.	25,514
8,059	Adobe Systems, Inc.*	248,056
1,385	Ansys, Inc.*	72,117
3,509	Autodesk, Inc.*	134,044
2,779	BMC Software, Inc.*	131,002
4,848	CA, Inc.	118,485
4,172	Cadence Design Systems, Inc.*	34,461
2,844	Citrix Systems, Inc.*	194,558
1,850	Compuware Corp.*	21,589
4,823	Electronic Arts, Inc.*	79,001
714	FactSet Research Systems, Inc.	66,945
1,405	Informatica Corp.*	61,862
4,294	Intuit, Inc.*	211,694
2,388	McAfee, Inc.*	110,588
1,230	Micros Systems, Inc.*	53,948
78,466	Microsoft Corp.	2,190,771
3,480	Nuance Communications, Inc.*	63,266
58,333	Oracle Corp.	1,825,823
2,888	Red Hat, Inc.*	131,837
1,578	Rovi Corp.*	97,852
1,754	Salesforce.com, Inc.*	231,528
1,071	Solera Holdings, Inc.	54,964
1,090	Symantec Corp.*	18,246
93	Synopsys, Inc.*	2,503
1,125	VMware, Inc., Class A*	100,024

		6,280,678

Specialty Retail (3.4%):
1,009	Abercrombie & Fitch Co., Class A	58,149
1,358	Advance Auto Parts, Inc.	89,832
1,465	Aeropostale, Inc.*	36,098
793	American Eagle Outfitters, Inc.	11,602
360	AutoNation, Inc.*	10,152
406	AutoZone, Inc.*	110,672
4,030	Bed Bath & Beyond, Inc.*	198,074
4,976	Best Buy Co., Inc.	170,627
3,424	CarMax, Inc.*	109,157
2,823	Chico’s FAS, Inc.	33,961
1,340	Dick’s Sporting Goods, Inc.*	50,250
5,801	Gap, Inc. (The)	128,434
982	Guess?, Inc.	46,468
25,929	Home Depot, Inc.	909,071
834	J. Crew Group, Inc.*	35,979
4,089	Limited Brands, Inc.	125,655
16,836	Lowe’s Cos., Inc.	422,247
221	Office Depot, Inc.*	1,193
1,781	PetSmart, Inc.	70,919
1,873	Ross Stores, Inc.	118,467
870	Sherwin Williams Co.	72,862
11,175	Staples, Inc.	254,455
1,935	Tiffany & Co.	120,492
6,246	TJX Cos., Inc.	277,260
1,117	Tractor Supply Co.	54,163
1,866	Urban Outfitters, Inc.*	66,821
1,511	Williams-Sonoma, Inc.	53,928

		3,636,988

Textiles, Apparel & Luxury Goods (0.9%):
4,671	Coach, Inc.	258,353
793	Fossil, Inc.*	55,891
1,463	Hanesbrands, Inc.*	37,160
5,511	Nike, Inc., Class B	470,749
872	Phillips-Van Heusen Corp.	54,945
861	Polo Ralph Lauren Corp.	95,502

		972,600

Thrifts & Mortgage Finance (0.0%):
43	Capitol Federal Financial, Inc.	512
608	Hudson City Bancorp, Inc.	7,746

		8,258

Tobacco (1.8%):
18,590	Altria Group, Inc.	457,686
23,876	Philip Morris International, Inc.	1,397,462

		1,855,148

Trading Companies & Distributors (0.3%):
2,027	Fastenal Co.	121,437
220	GATX Corp.	7,761
685	MSC Industrial Direct Co., Inc., Class A	44,313
897	W.W. Grainger, Inc.	123,885
225	WESCO International, Inc.*	11,880

		309,276

Wireless Telecommunication Services (0.7%):
6,177	American Tower Corp., Class A*	318,980
4,446	Crown Castle International Corp.*	194,868

12

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Wireless Telecommunication Services, continued

1,785	MetroPCS Communications, Inc.*	$22,545
2,023	NII Holdings, Inc.*	90,347
1,791	SBA Communications Corp., Class A*	73,324

		700,064

Total Common Stocks (Cost $90,320,910)		100,719,544

Exchange Traded Fund (0.9%):
7,712	SPDR S&P 500 ETF Trust, Series 1	970,015

Total Exchange Traded Fund (Cost $856,061)		970,015

Investment Company (3.3%):
3,486,034	Dreyfus Treasury Prime Cash Management, 0.00%(a)	3,486,034

Total Investment Company (Cost $3,486,034)		3,486,034

Total Investment Securities (Cost $94,663,005)(b) — 99.6%		105,175,593
Net other assets (liabilities) — 0.4%		401,329

Net Assets — 100.0%		$105,576,922

Percentages indicated are based on net assets as of December 31, 2010.

*	Non-income producing security

NYS—New York Shares

plc — Public Limited Company

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $350,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2010:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/18/11	44	$2,756,600	$48,417
NASDAQ-100 Index E-Mini March Futures	Long	3/18/11	25	1,108,000	5,113

Total					$53,530

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Bermuda	0.3%
British Virgin Islands	—	^
Canada	0.2
Cayman Islands	0.1
Guernsey	—	^
Ireland (Republic of)	1.0
Liberia	—	^
Netherlands	1.5%
Panama	0.2
Singapore	—	^
Switzerland	0.4
United States	96.3

	100.0%

^	Represents less than 0.05%.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Russell
1000 Growth
Index Fund

Assets:
Investment securities, at cost	$94,663,005

Investment securities, at value	$105,175,593
Segregated cash for collateral	350,000
Dividends receivable	88,392
Receivable for capital shares issued	62,589
Prepaid expenses	1,604

Total Assets	105,678,178

Liabilities:
Payable for capital shares redeemed	17,570
Payable for variation margin on futures contracts	7,477
Manager fees payable	22,804
Administration fees payable	4,800
Distribution fees payable	22,048
Custodian fees payable	3,175
Administrative and compliance services fees payable	800
Trustee fees payable	160
Other accrued liabilities	22,422

Total Liabilities	101,256

Net Assets	$105,576,922

Net Assets Consist of:
Capital	$96,079,724
Accumulated net investment income/(loss)	570,127
Accumulated net realized gains/(losses) from investment transactions	(1,639,047)
Net unrealized appreciation/(depreciation) on investments	10,566,118

Net Assets	$105,576,922

Shares of beneficial interest (unlimited number of shares authorized, no par value)	9,640,634
Net Asset Value (offering and redemption price per share)	$10.95

14

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Statement of Operations
For the Period Ended December 31, 2010

AZL Russell
1000 Growth
Index Fund(a)

Investment Income:
Interest	$75
Dividends	1,023,672
Foreign withholding tax	(227)

Total Investment Income	1,023,520

Expenses:
Manager fees	263,261
Administration fees	35,434
Distribution fees	149,580
Custodian fees	20,080
Administrative and compliance services fees	2,158
Trustees’ fees	5,318
Professional fees	7,462
Shareholder reports	8,343
Other expenses	27,026

Total expenses before reductions	518,662
Less expenses contractually waived/reimbursed by the Manager	(16,000)

Net expenses	502,662

Net Investment Income/(Loss)	520,858

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(1,937,299)
Net realized gains/(losses) on futures transactions	298,252
Change in unrealized appreciation/(depreciation) on investments	10,566,118

Net Realized/Unrealized Gains/(Losses) on Investments	8,927,071

Change in Net Assets Resulting From Operations	$9,447,929

(a)	For the period April 30, 2010 (commencement of operations) to December 31, 2010.

15

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Statement of Changes in Net Assets

AZL Russell
1000 Growth
Index Fund
April 30, 2010 to
December 31,
2010(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$520,858
Net realized gains/(losses) on investment transactions	(1,639,047)
Change in unrealized appreciation/(depreciation) on investments	10,566,118

Change in net assets resulting from operations	9,447,929

Capital Transactions:
Proceeds from shares issued	106,628,727
Value of shares redeemed	(10,499,734)

Change in net assets resulting from capital transactions	96,128,993

Change in net assets	105,576,922
Net Assets:
Beginning of period	—

End of period	$105,576,922

Accumulated net investment income/(loss)	$570,127

Share Transactions:
Shares issued	10,718,989
Shares redeemed	(1,078,355)

Change in shares	9,640,634

(a)	Period from commencement of operations.

16

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the period indicated)

April 30, 2010 to
December 31,
2010(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	0.90

Total from Investment Activities	0.95

Net Asset Value, End of Period	$10.95

Total Return(b)(c)	9.50%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$105,577
Net Investment Income/(Loss)(d)	0.87%
Expenses Before Reductions(d)(e)	0.87%
Expenses Net of Reductions(d)	0.84%
Portfolio Turnover Rate(c)	28.90%

(a)	Period from commencement of operations.

(b)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the return would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

17

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Russell 1000 Growth Index Fund (the “Fund”), which commenced operations on April 30, 2010. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the period ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the period ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the period ended December 31, 2010, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $3.8 million as of December 31, 2010. The monthly average notional amount for these contracts was $3.1 million for the period ended December 31, 2010.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Receivable for variation margin on futures contracts	$53,530	Payable for variation margin on futures contracts	$—

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Notes to the Financial Statements, continued
December 31, 2010

*	Total Fair Value is presented by Primary Risk Exposure. For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/(depreciation) on investments	$298,252	$53,530

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective April 30, 2010, between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 0.84%.

For the period ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Russell 1000 Growth Index Fund	0.44%	0.84%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Expires
12/31/2013
AZL Russell 1000 Growth Index Fund	$16,000

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the period ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Notes to the Financial Statements, continued
December 31, 2010

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust- wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2010, $1,318 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Notes to the Financial Statements, continued
December 31, 2010

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the period ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$100,719,544	$—	$—	$100,719,544
Exchange Traded Fund	970,015	—	—	970,015
Investment Company	3,486,034	—	—	3,486,034

Total Investment Securities	105,175,593	—	—	105,175,593

Other Financial Instruments:*
Futures Contracts	53,530	—		53,530

Total Investments	$105,229,123	$—	$—	$105,229,123

*	Other financial instruments would include any derivative instruments, such as futures and forwards. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Notes to the Financial Statements, continued
December 31, 2010

valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the period ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Growth Index Fund	$118,173,579	$25,059,081

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $94,993,647. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$12,906,988
Unrealized depreciation	(2,725,042)

Net unrealized appreciation	$10,181,946

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2018
AZL Russell 1000 Growth Index Fund	$1,248,914

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Growth Index Fund
Notes to the Financial Statements, continued
December 31, 2010

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed	Accumulated		Accumulated
	Ordinary	Capital and	Unrealized	Earnings
	Income	Other Losses	Appreciation(a)	(Deficit)
AZL Russell 1000 Growth Index Fund	$564,166	$(1,248,914)	$10,181,946	$9,497,198

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Growth Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statements of operations and changes in net assets, and the financial highlights for the period April 30, 2010 to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the period April 30, 2010 to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

28

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

29

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

30

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

31

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

32

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

33

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Russell 1000 Value Index Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance from its inception on April 30, 2010 through the period ended December 31, 2010?
From its inception on April 30, 2010 through the period ended December 31, 2010, the AZL® Russell 1000 Value Index Fund returned 4.90%. That compared to a 5.44% total return for its benchmark, Russell 1000® Value Index1.
The Fund attempts to replicate the performance of the Russell 1000® Value Index of large-cap value U.S. stocks. Early in the period, such stocks performed well as investors drew encouragement from signs of job growth and strong corporate earnings. The Greek sovereign debt crisis and stalled U.S. job growth ushered in a double-digit correction midway through the period. The “flash crash” in May also unnerved many investors.
Nevertheless, stocks recovered later in the year as job growth restarted and the Federal Reserve announced a second round of quantitative easing. Midterm elections results seen as friendly to capital markets also contributed to stocks finishing the 12-month period with strong returns.
Consumer discretionary was the strongest-performing sector in the period, followed closely by the energy and materials sectors. The health care and utilities sectors generated positive returns, but were the weakest sectors. Interestingly, the financial sector included both the strongest performer and the top detractor for the period.*
The underperformance of the Fund against its benchmark was primarily the result of Fund expenses that are not reflected in the Index.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Value Index Fund Review
Fund Objective
The Fund’s investment objective is to match the total return of the Russell 1000® Value Index (the “Index”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.
The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Returns as of December 31, 2010

		Since
	6	Inception
	Month	(4/30/10)

AZL® Russell 1000 Value Index Fund	21.27%	4.90%

Russell 1000® Value Index	21.74%	5.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Russell 1000 Value Index Fund	0.84%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.84% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Russell 1000 Value Index Fund	$1,000.00	$1,212.70	$4.63	0.83%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Russell 1000 Value Index Fund	$1,000.00	$1,021.02	$4.23	0.83%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Russell 1000 Value Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

	Percent of
Investments	net assets*
Aerospace & Defense	1.7%
Air Freight & Logistics	0.2
Airlines	0.2
Auto Components	0.2
Beverages	1.5
Biotechnology	1.1
Building Products	0.1
Capital Markets	3.5
Chemicals	1.6
Commercial Banks	5.3
Commercial Services & Supplies	0.6
Communications Equipment	0.4
Computers & Peripherals	0.2
Construction & Engineering	0.4
Construction Materials	0.1
Consumer Finance	0.5
Containers & Packaging	0.4
Distributors	0.1
Diversified Consumer Services	0.1
Diversified Financial Services	6.6
Diversified Telecommunication Services	4.6
Electric Utilities	3.2
Electrical Equipment	0.1
Electronic Equipment, Instruments & Components	1.0
Energy Equipment & Services	1.7
Food & Staples Retailing	1.7
Food Products	2.2
Gas Utilities	0.5
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	2.0
Hotels, Restaurants & Leisure	0.5
Household Durables	0.6
Household Products	2.8
Independent Power Producers & Energy Traders	0.4
Industrial Conglomerates	2.3
Insurance	6.7
Internet & Catalog Retail	0.2
Internet Software & Services	0.5
IT Services	0.4
Leisure Equipment & Products	0.1
Life Sciences Tools & Services	0.5
Machinery	1.3
Marine	0.1
Media	4.6
Metals & Mining	0.6
Multi-Utilities	2.4
Multiline Retail	0.3
Office Electronics	0.2
Oil, Gas & Consumable Fuels	10.0
Paper & Forest Products	0.3
Personal Products	0.2
Pharmaceuticals	7.4
Professional Services	0.2
Real Estate Investment Trusts (REITs)	3.1
Real Estate Management & Development	—	^
Road & Rail	1.4
Semiconductors & Semiconductor Equipment	1.3
Software	1.4
Specialty Retail	0.4
Textiles, Apparel & Luxury Goods	0.1
Thrifts & Mortgage Finance	0.4
Tobacco	0.9
Trading Companies & Distributors	—	^
Water Utilities	0.1
Wireless Telecommunication Services	0.3
Exchange Traded Fund	1.8
Investment Company	3.2

	99.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

^	Represents less than 0.05%.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (94.7%):
Aerospace & Defense (1.7%):
71	Alliant Techsystems, Inc.*	$5,285
2,378	BE Aerospace, Inc.*	88,057
3,571	Boeing Co. (The)	233,043
8,562	General Dynamics Corp.	607,559
2,228	Goodrich Corp.	196,220
4,543	ITT Industries, Inc.	236,736
2,866	L-3 Communications Holdings, Inc.	202,024
1,644	Lockheed Martin Corp.	114,932
7,461	Northrop Grumman Corp.	483,324
9,439	Raytheon Co.	437,403
1,846	Rockwell Collins, Inc.	107,548
2,270	Spirit AeroSystems Holdings, Inc., Class A*	47,239
1,986	United Technologies Corp.	156,338

		2,915,708

Air Freight & Logistics (0.2%):
2,745	FedEx Corp.	255,312
450	UTI Worldwide, Inc.	9,540

		264,852

Airlines (0.2%):
5,702	AMR Corp.*	44,419
267	Copa Holdings SA, Class A	15,710
15,981	Southwest Airlines Co.	207,433
1,068	United Continental Holdings, Inc.*	25,440

		293,002

Auto Components (0.2%):
1,384	Autoliv, Inc.	109,253
225	BorgWarner, Inc.*	16,281
375	Federal-Mogul Corp.*	7,744
948	Johnson Controls, Inc.	36,213
848	Lear Corp.*	83,706
111	Tesla Motors, Inc.*	2,956
641	TRW Automotive Holdings Corp.*	33,781

		289,934

Beverages (1.5%):
677	Brown-Forman Corp., Class B	47,133
1,797	Central European Distribution Corp.*	41,151
13,255	Coca-Cola Co. (The)	871,781
3,050	Coca-Cola Enterprises, Inc.	76,342
4,522	Constellation Brands, Inc.*	100,162
3,906	Dr Pepper Snapple Group, Inc.	137,335
252	Hansen Natural Corp.*	13,175
3,262	Molson Coors Brewing Co.	163,720
16,982	PepsiCo, Inc.	1,109,434

		2,560,233

Biotechnology (1.1%):
23,735	Amgen, Inc.*	1,303,051
5,992	Biogen, Inc.*	401,764
1,861	Cephalon, Inc.*	114,861
1,578	Genzyme Corp.*	112,354

		1,932,030

Building Products (0.1%):
440	Armstrong World Industries, Inc.	18,920
6,206	Masco Corp.	78,568
1,311	Owens Corning, Inc.*	40,838
904	USG Corp.*	15,214

		153,540

Capital Markets (3.5%):
5,095	Ameriprise Financial, Inc.	293,217
4,739	Ares Capital Corp.	78,099
30,051	Bank of New York Mellon Corp.	907,540
1,527	BlackRock, Inc.	291,016
5,485	E*TRADE Financial Corp.*	87,760
676	Federated Investors, Inc.	17,691
12,756	Goldman Sachs Group, Inc.	2,145,049
8,077	Invesco, Ltd.	194,333
4,237	Janus Capital Group, Inc.	54,954
2,882	Jefferies Group, Inc.	76,748
3,827	Legg Mason, Inc.	138,805
336	LPL Investment Holdings, Inc.*	12,220
25,563	Morgan Stanley	695,569
3,598	Northern Trust Corp.	199,365
2,479	Raymond James Financial, Inc.	81,063
12,429	State Street Corp.	575,960

		5,849,389

Chemicals (1.6%):
1,788	Ashland, Inc.	90,938
1,622	Cabot Corp.	61,068
493	CF Industries Holdings, Inc.	66,629
1,218	Cytec Industries, Inc.	64,627
28,613	Dow Chemical Co. (The)	976,848
14,702	E.I. du Pont de Nemours & Co.	733,336
1,427	Eastman Chemical Co.	119,982
567	FMC Corp.	45,298
4,742	Huntsman Corp.	74,023
1,113	Intrepid Potash, Inc.*	41,504
614	KAR Auction Services, Inc.*	8,473
3,443	PPG Industries, Inc.	289,453
1,670	RPM International, Inc.	36,907
227	Sigma Aldrich Corp.	15,109
2,224	Valspar Corp. (The)	76,683

		2,700,878

Commercial Banks (5.3%):
4,271	Associated Banc-Corp.	64,706
2,060	BancorpSouth, Inc.	32,857
787	Bank of Hawaii Corp.	37,154
17,143	BB&T Corp.	450,689

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Commercial Banks, continued

628	BOK Financial Corp.	$33,535
8,125	CapitalSource, Inc.	57,687
1,127	City National Corp.	69,153
4,365	Comerica, Inc.	184,378
1,883	Commerce Bancshares, Inc.	74,798
1,308	Cullen/Frost Bankers, Inc.	79,945
3,673	East West Bancorp, Inc.	71,807
19,681	Fifth Third Bancorp	288,917
134	First Citizens BancShares, Inc., Class A	25,333
5,844	First Horizon National Corp.*	68,843
4,749	Fulton Financial Corp.	49,105
17,727	Huntington Bancshares, Inc.	121,784
21,763	KeyCorp	192,603
1,821	M&T Bank Corp.	158,518
13,150	Marshall & Ilsley Corp.	90,998
13,036	PNC Financial Services Group, Inc.	791,546
25,564	Popular, Inc.*	80,271
31,090	Regions Financial Corp.	217,630
12,380	SunTrust Banks, Inc.	365,334
19,405	Synovus Financial Corp.	51,229
3,524	TCF Financial Corp.	52,190
47,494	U.S. Bancorp	1,280,913
3,975	Valley National Bancorp	56,842
120,582	Wells Fargo & Co.	3,736,836
2,287	Wilmington Trust Corp.	9,926
4,286	Zions Bancorp	103,850

		8,899,377

Commercial Services & Supplies (0.6%):
2,577	Avery Dennison Corp.	109,110
3,285	Cintas Corp.	91,849
2,347	Corrections Corp. of America*	58,816
3,079	Covanta Holding Corp.	52,928
1,458	Pitney Bowes, Inc.	35,254
4,830	R.R. Donnelley & Sons Co.	84,380
5,638	Republic Services, Inc.	168,351
636	Waste Connections, Inc.	17,509
11,964	Waste Management, Inc.	441,113

		1,059,310

Communications Equipment (0.4%):
10,743	Brocade Communications Systems, Inc.*	56,830
2,335	CommScope, Inc.*	72,899
955	EchoStar Corp., Class A*	23,846
57,569	Motorola, Inc.*	522,151
9,627	Tellabs, Inc.	65,271

		740,997

Computers & Peripherals (0.2%):
1,328	Diebold, Inc.	42,562
1,940	Lexmark International, Inc.*	67,551
3,372	Seagate Technology plc*	50,681
4,373	Western Digital Corp.*	148,245

		309,039

Construction & Engineering (0.4%):
1,774	Aecom Technology Corp.*	49,619
1,524	Chicago Bridge & Iron Co. NV, NYS*	50,140
4,160	Fluor Corp.	275,642
1,245	Jacobs Engineering Group, Inc.*	57,083
3,525	KBR, Inc.	107,407
5,201	Quanta Services, Inc.*	103,604
893	Shaw Group, Inc.*	30,567
2,048	URS Corp.*	85,217

		759,279

Construction Materials (0.1%):
3,173	Vulcan Materials Co.	140,754

Consumer Finance (0.5%):
11,308	Capital One Financial Corp.	481,268
13,467	Discover Financial Services	249,544
12,022	SLM Corp.*	151,357

		882,169

Containers & Packaging (0.4%):
1,683	AptarGroup, Inc.	80,060
1,822	Ball Corp.	123,987
2,675	Bemis Co., Inc.	87,366
862	Greif, Inc., Class A	53,358
2,818	Owens-Illinois, Inc.*	86,513
2,514	Packaging Corp. of America	64,962
3,987	Sealed Air Corp.	101,469
2,457	Sonoco Products Co.	82,727
2,105	Temple-Inland, Inc.	44,710

		725,152

Distributors (0.1%):
3,931	Genuine Parts Co.	201,818

Diversified Consumer Services (0.1%):
87	Booz Allen Hamilton Holding Corp.*	1,690
482	Education Management Corp.*	8,724
4,527	H&R Block, Inc.	53,917
6,405	Service Corp. International	52,841

		117,172

Diversified Financial Services (6.6%):
248,620	Bank of America Corp.	3,316,591
190	CBOE Holdings, Inc.	4,343
4,953	CIT Group, Inc.*	233,286
524,195	Citigroup, Inc.*	2,479,442
1,628	CME Group, Inc.	523,809
32	Green Dot Corp., Class A*	1,816

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Diversified Financial Services, continued

755	Interactive Brokers Group, Inc., Class A	$13,454
98,589	JPMorgan Chase & Co.	4,182,145
4,842	Leucadia National Corp.	141,290
2,987	NASDAQ OMX Group, Inc. (The)*	70,822
5,064	NYSE Euronext	151,819

		11,118,817

Diversified Telecommunication Services (4.6%):
146,421	AT&T, Inc.	4,301,849
7,440	CenturyTel, Inc.	343,505
944	Clearwire Corp., Class A*	4,862
15,034	Frontier Communications Corp.	146,281
25,171	Level 3 Communications, Inc.*	24,667
42,999	Qwest Communications International, Inc.	327,222
70,042	Verizon Communications, Inc.	2,506,103
7,006	Windstream Corp.	97,664

		7,752,153

Electric Utilities (3.2%):
4,189	Allegheny Energy, Inc.	101,541
11,862	American Electric Power Co., Inc.	426,795
2,941	DPL, Inc.	75,613
32,530	Duke Energy Corp.	579,359
8,069	Edison International	311,463
4,689	Entergy Corp.	332,122
16,365	Exelon Corp.	681,439
7,549	FirstEnergy Corp.	279,464
3,350	Great Plains Energy, Inc.	64,957
2,301	Hawaiian Electric Industries, Inc.	52,440
155	ITC Holdings Corp.	9,607
10,272	NextEra Energy, Inc.	534,041
4,367	Northeast Utilities	139,220
5,809	NV Energy, Inc.	81,617
5,490	Pepco Holdings, Inc.	100,193
2,683	Pinnacle West Capital Corp.	111,210
11,942	PPL Corp.	314,313
7,112	Progress Energy, Inc.	309,230
20,428	Southern Co.	780,962
2,762	Westar Energy, Inc.	69,492

		5,355,078

Electrical Equipment (0.1%):
843	General Cable Corp.*	29,581
904	Hubbell, Inc., Class B	54,357
157	Regal-Beloit Corp.	10,481
1,384	SunPower Corp., Class A*	17,757
1,099	Thomas & Betts Corp.*	53,082

		165,258

Electronic Equipment, Instruments & Components (1.0%):
2,672	Arrow Electronics, Inc.*	91,516
3,726	Avnet, Inc.*	123,070
1,236	AVX Corp.	19,071
33,832	Corning, Inc.	653,634
3,703	Ingram Micro, Inc., Class A*	70,690
63	Itron, Inc.*	3,493
1,347	Jabil Circuit, Inc.	27,061
3,348	Molex, Inc.	76,067
1,216	Tech Data Corp.*	53,528
10,813	Tyco International, Ltd.	448,091
3,773	Vishay Intertechnology, Inc.*	55,388
278	Vishay Precision Group, Inc.*	5,238

		1,626,847

Energy Equipment & Services (1.7%):
1,106	Atwood Oceanics, Inc.*	41,331
7,715	Baker Hughes, Inc.	441,067
2,592	Cameron International Corp.*	131,492
1,152	Diamond Offshore Drilling, Inc.	77,034
212	Dresser-Rand Group, Inc.*	9,029
1,396	Exterran Holdings, Inc.*	33,434
2,324	Helmerich & Payne, Inc.	112,668
4,240	Nabors Industries, Ltd.*	99,470
10,381	National-Oilwell Varco, Inc.	698,122
1,364	Oceaneering International, Inc.*	100,431
1,161	Oil States International, Inc.*	74,409
3,748	Patterson-UTI Energy, Inc.	80,769
2,639	Pride International, Inc.*	87,087
2,734	Rowan Cos., Inc.*	95,444
4,296	Schlumberger, Ltd.	358,716
519	Seacor Holdings, Inc.	52,466
1,810	Superior Energy Services, Inc.*	63,332
1,282	Tidewater, Inc.	69,023
972	Unit Corp.*	45,179
10,943	Weatherford International, Ltd.*	249,500

		2,920,003

Food & Staples Retailing (1.7%):
1,220	BJ’s Wholesale Club, Inc.*	58,438
29,974	CVS Caremark Corp.	1,042,196
15,061	Kroger Co. (The)	336,764
9,622	Safeway, Inc.	216,399
5,240	Supervalu, Inc.	50,461
19,019	Wal-Mart Stores, Inc.	1,025,694
2,153	Walgreen Co.	83,881

		2,813,833

Food Products (2.2%):
15,929	Archer-Daniels Midland Co.	479,144
3,569	Bunge, Ltd.	233,841
1,819	Campbell Soup Co.	63,210
9,918	ConAgra Foods, Inc.	223,948
1,870	Corn Products International, Inc.	86,020

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Food Products, continued

4,557	Dean Foods Co.*	$40,284
4,956	Del Monte Foods Co.	93,173
1,185	Flowers Foods, Inc.	31,888
6,655	General Mills, Inc.	236,852
4,620	H.J. Heinz Co.	228,505
1,579	Hershey Co.	74,450
1,709	Hormel Foods Corp.	87,603
2,949	J.M. Smucker Co. (The)	193,602
673	Kellogg Co.	34,377
39,742	Kraft Foods, Inc., Class A	1,252,270
1,641	McCormick & Co.	76,356
1,348	Ralcorp Holdings, Inc.*	87,634
4,691	Sara Lee Corp.	82,139
3,444	Smithfield Foods, Inc.*	71,050
7,431	Tyson Foods, Inc., Class A	127,962

		3,804,308

Gas Utilities (0.5%):
1,924	AGL Resources, Inc.	68,975
2,302	Atmos Energy Corp.	71,822
1,761	Energen Corp.	84,986
249	EQT Corp.	11,165
1,801	National Fuel Gas Co.	118,182
2,637	ONEOK, Inc.	146,274
4,334	QEP Resources, Inc.	157,368
4,339	Questar Corp.	75,542
2,700	UGI Corp.	85,266

		819,580

Health Care Equipment & Supplies (0.9%):
1,514	Alere, Inc.*	55,413
2,465	Baxter International, Inc.	124,778
1,735	Beckman Coulter, Inc.	130,524
37,548	Boston Scientific Corp.*	284,239
3,467	CareFusion Corp.*	89,102
895	Cooper Companies, Inc.	50,424
241	Hill-Rom Holdings, Inc.	9,488
6,402	Hologic, Inc.*	120,486
1,424	Kinetic Concepts, Inc.*	59,637
6,300	Medtronic, Inc.	233,667
851	Teleflex, Inc.	45,792
5,022	Zimmer Holdings, Inc.*	269,581

		1,473,131

Health Care Providers & Services (2.0%):
9,917	Aetna, Inc.	302,568
1,822	Brookdale Senior Living, Inc.*	39,009
5,881	Cardinal Health, Inc.	225,301
6,851	CIGNA Corp.	251,158
735	Community Health Systems, Inc.*	27,467
3,659	Coventry Health Care, Inc.*	96,598
52	Emdeon, Inc., Class A*	704
2,465	Health Net, Inc.*	67,270
4,214	Humana, Inc.*	230,674
1,387	LifePoint Hospitals, Inc.*	50,972
3,563	McKesson HBOC, Inc.	250,764
79	MEDNAX, Inc.*	5,316
2,648	Omnicare, Inc.	67,233
463	Quest Diagnostics, Inc.	24,988
3,293	Tenet Healthcare Corp.*	22,030
28,163	UnitedHealth Group, Inc.	1,016,966
2,060	Universal Health Services, Inc., Class B	89,445
9,903	WellPoint, Inc.*	563,084

		3,331,547

Hotels, Restaurants & Leisure (0.5%):
371	Brinker International, Inc.	7,746
6,778	Carnival Corp.	312,534
669	Choice Hotels International, Inc.	25,603
1,108	Hyatt Hotels Corp., Class A*	50,702
483	International Speedway Corp., Class A	12,640
1,044	Madison Square Garden, Inc., Class A*	26,914
6,255	MGM Resorts International*	92,887
1,709	Penn National Gaming, Inc.*	60,071
1,991	Royal Caribbean Cruises, Ltd.*	93,577
5,113	Wendy’s/Arby’s Group, Inc.	23,622
4,454	Wyndham Worldwide Corp.	133,442

		839,738

Household Durables (0.6%):
6,913	D. R. Horton, Inc.	82,472
3,315	Fortune Brands, Inc.	199,729
2,608	Garmin, Ltd.	80,822
899	Harman International Industries, Inc.*	41,624
2,279	Jarden Corp.	70,353
2,010	KB Home	27,115
1,488	Leggett & Platt, Inc.	33,867
3,934	Lennar Corp.	73,762
967	M.D.C. Holdings, Inc.	27,820
1,218	Mohawk Industries, Inc.*	69,134
7,195	Newell Rubbermaid, Inc.	130,805
8,377	Pulte Group, Inc.*	62,995
3,571	Toll Brothers, Inc.*	67,849
1,062	Whirlpool Corp.	94,337

		1,062,684

Household Products (2.8%):
761	Aaron’s, Inc.	15,517
235	Clorox Co. (The)	14,871
1,979	Colgate-Palmolive Co.	159,052
1,733	Energizer Holdings, Inc.*	126,336

8

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Household Products, continued

2,131	Kimberly-Clark Corp.	$134,338
67,080	Procter & Gamble Co. (The)	4,315,256

		4,765,370

Independent Power Producers & Energy Traders (0.4%):
16,579	AES Corp. (The)*	201,932
4,550	Calpine Corp.*	60,697
4,572	Constellation Energy Group, Inc.	140,040
19,369	GenOn Energy, Inc.*	73,796
6,318	NRG Energy, Inc.*	123,454
251	Ormat Technologies, Inc.	7,425

		607,344

Industrial Conglomerates (2.3%):
1,431	Carlisle Cos., Inc.	56,868
203,177	General Electric Co.	3,716,107
1,248	McDermott International, Inc.*	25,821
3,328	Textron, Inc.	78,674

		3,877,470

Insurance (6.7%):
7,114	ACE, Ltd.	442,846
640	AFLAC, Inc.	36,115
166	Alleghany Corp.*	50,857
1,027	Allied World Assurance Co. Holdings, Ltd.	61,045
13,323	Allstate Corp. (The)	424,737
2,122	American Financial Group, Inc.	68,519
2,994	American International Group, Inc.*	172,514
171	American National Insurance Co.	14,641
6,673	Aon Corp.	307,025
1,148	Arch Capital Group, Ltd.*	101,081
1,935	Arthur J. Gallagher & Co.	56,270
1,910	Aspen Insurance Holdings, Ltd.	54,664
2,771	Assurant, Inc.	106,739
4,558	Assured Guaranty, Ltd.	80,677
2,134	Axis Capital Holdings, Ltd.	76,568
42,855	Berkshire Hathaway, Inc., Class B*	3,433,114
1,323	Brown & Brown, Inc.	31,673
7,552	Chubb Corp. (The)	450,401
3,616	Cincinnati Financial Corp.	114,591
620	CNA Financial Corp.*	16,771
2,886	CoreLogic, Inc.	53,449
1,042	Endurance Specialty Holdings, Ltd.	48,005
233	Erie Indemnity Co., Class A	15,255
1,363	Everest Re Group, Ltd.	115,610
5,679	Fidelity National Financial, Inc., Class A	77,689
9,862	Genworth Financial, Inc.*	129,587
1,117	Hanover Insurance Group, Inc. (The)	52,186
10,073	Hartford Financial Services Group, Inc.	266,834
2,842	HCC Insurance Holdings, Inc.	82,247
7,488	Lincoln National Corp.	208,241
7,794	Loews Corp.	303,265
240	Markel Corp.*	90,751
1,073	Marsh & McLennan Cos., Inc.	29,336
3,798	MBIA, Inc.*	45,538
660	Mercury General Corp.	28,387
11,078	MetLife, Inc.	492,306
6,481	Old Republic International Corp.	88,336
561	OneBeacon Insurance Group, Ltd., Class A	8,505
1,937	PartnerRe, Ltd.	155,638
7,917	Principal Financial Group, Inc.	257,778
16,605	Progressive Corp. (The)	329,941
2,140	Protective Life Corp.	57,010
11,498	Prudential Financial, Inc.	675,048
1,809	Reinsurance Group of America, Inc.	97,161
1,357	RenaissanceRe Holdings, Ltd.	86,427
1,197	StanCorp Financial Group, Inc.	54,033
2,042	Torchmark Corp.	121,989
1,590	Transatlantic Holdings, Inc.	82,076
10,292	Travelers Cos., Inc. (The)	573,367
1,260	Unitrin, Inc.	30,920
8,239	UnumProvident Corp.	199,549
1,612	Validus Holdings, Ltd.	49,343
3,135	W.R. Berkley Corp.	85,836
31	Wesco Financial Corp.	11,421
189	White Mountains Insurance Group, Ltd.	63,428
8,011	XL Group plc	174,800

		11,342,140

Internet & Catalog Retail (0.2%):
2,981	Expedia, Inc.	74,793
14,791	Liberty Media Corp. — Capital, Series A*	233,254

		308,047

Internet Software & Services (0.5%):
17,664	eBay, Inc.*	491,589
1,251	IAC/InterActiveCorp*	35,904
18,674	Yahoo!, Inc.*	310,548

		838,041

IT Services (0.4%):
3,676	Amdocs, Ltd.*	100,980
323	Broadridge Financial Solutions, Inc.	7,083
3,818	Computer Sciences Corp.	189,373

9

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
IT Services, continued

2,481	Convergys Corp.*	$32,675
6,535	Fidelity National Information Services, Inc.	178,994
1,256	Fiserv, Inc.*	73,551
4,021	Total System Services, Inc.	61,843

		644,499

Leisure Equipment & Products (0.1%):
3,789	Mattel, Inc.	96,354

Life Sciences Tools & Services (0.5%):
494	Bio-Rad Laboratories, Inc., Class A*	51,302
1,287	Charles River Laboratories International, Inc.*	45,740
1,342	Life Technologies Corp.*	74,481
1,579	PerkinElmer, Inc.	40,770
10,167	Thermo Fisher Scientific, Inc.*	562,845

		775,138

Machinery (1.3%):
2,301	AGCO Corp.*	116,569
555	Babcock & Wilcox Co.*	14,202
510	CNH Global NV, NYS*	24,347
1,244	Crane Co.	51,091
1,006	Danaher Corp.	47,453
605	Deere & Co.	50,245
1,700	Dover Corp.	99,365
3,068	Eaton Corp.	311,433
196	Flowserve Corp.	23,367
88	Gardner Denver, Inc.	6,056
1,879	Harsco Corp.	53,213
407	IDEX Corp.	15,922
7,973	Ingersoll-Rand plc	375,449
582	Kennametal, Inc.	22,966
2,859	Parker Hannifin Corp.	246,732
1,143	Pentair, Inc.	41,731
1,448	Snap-On, Inc.	81,928
994	SPX Corp.	71,061
3,972	Stanley Black & Decker, Inc.	265,608
2,704	Terex Corp.*	83,932
581	Timken Co.	27,731
1,907	Trinity Industries, Inc.	50,745
1,018	Wabtec Corp.	53,842

		2,134,988

Marine (0.1%):
1,014	Alexander & Baldwin, Inc.	40,591
1,264	Kirby Corp.*	55,679

		96,270

Media (4.6%):
2,637	AOL, Inc.*	62,523
5,828	Cablevision Systems Corp., Class A	197,220
14,834	CBS Corp.	282,588
954	Central European Media Enterprises, Ltd., Class A*	19,414
947	Clear Channel Outdoor Holdings, Inc., Class A*	13,296
69,702	Comcast Corp., Class A	1,531,353
1,891	Discovery Communications, Inc., Class A*	78,855
4,970	DISH Network Corp., Class A*	97,710
5,889	Gannett Co., Inc.	88,865
102	John Wiley & Sons, Inc.	4,614
1,117	Lamar Advertising Co.*	44,501
5,858	Liberty Global, Inc., Class A*	207,256
1,818	Liberty Media Corp. — Capital, Series A*	113,734
1,264	Liberty Media-Starz, Series A*	84,031
2,325	McGraw-Hill Cos., Inc. (The)	84,653
568	Meredith Corp.	19,681
3,367	New York Times Co., Class A*	32,997
44,781	News Corp.	652,011
1,462	Omnicom Group, Inc.	66,960
1,436	Regal Entertainment Group, Class A	16,859
6,260	Thomson Reuters Corp.	233,310
8,782	Time Warner Cable, Inc.	579,875
22,419	Time Warner, Inc.	721,219
12,081	Viacom, Inc., Class B	478,528
8,219	Virgin Media, Inc.	223,886
48,529	Walt Disney Co. (The)	1,820,323
141	Washington Post Co. (The), Class B	61,970

		7,818,232

Metals & Mining (0.6%):
2,293	AK Steel Holding Corp.	37,536
21,619	Alcoa, Inc.	332,716
2,764	Commercial Metals Co.	45,855
4,454	Nucor Corp.	195,174
1,627	Reliance Steel & Aluminum Co.	83,140
1,118	Royal Gold, Inc.	61,076
409	Schnitzer Steel Industries, Inc.	27,154
5,320	Steel Dynamics, Inc.	97,356
2,882	United States Steel Corp.	168,367
293	Walter Energy, Inc.	37,457

		1,085,831

Multi-Utilities (2.4%):
2,740	Alliant Energy Corp.	100,750
5,899	Ameren Corp.	166,293
10,413	Centerpoint Energy, Inc.	163,692
6,062	CMS Energy Corp.	112,753
6,984	Consolidated Edison, Inc.	346,197
14,766	Dominion Resources, Inc.	630,803
4,169	DTE Energy Co.	188,939

10

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Multi-Utilities, continued

1,905	Integrys Energy Group, Inc.	$92,412
4,614	MDU Resources Group, Inc.	93,526
6,857	NiSource, Inc.	120,820
2,643	NSTAR	111,508
2,405	OGE Energy Corp.	109,524
9,717	PG&E Corp.	464,861
12,532	Public Service Enterprise Group, Inc.	398,643
2,793	SCANA Corp.	113,396
6,131	Sempra Energy	321,755
5,331	TECO Energy, Inc.	94,892
2,011	Vectren Corp.	51,039
2,894	Wisconsin Energy Corp.	170,341
11,381	Xcel Energy, Inc.	268,022

		4,120,166

Multiline Retail (0.3%):
3,947	J.C. Penney Co., Inc.	127,528
1,992	Kohl’s Corp.*	108,245
9,417	Macy’s, Inc.	238,250
1,117	Sears Holdings Corp.*	82,379

		556,402

Office Electronics (0.2%):
34,158	Xerox Corp.	393,500
585	Zebra Technologies Corp., Class A*	22,224

		415,724

Oil, Gas & Consumable Fuels (10.0%):
2,598	Alpha Natural Resources, Inc.*	155,958
12,257	Anadarko Petroleum Corp.	933,493
9,461	Apache Corp.	1,128,035
1,179	Arch Coal, Inc.	41,336
500	Atlas Energy, Inc.*	21,985
2,549	Cabot Oil & Gas Corp.	96,480
16,122	Chesapeake Energy Corp.	417,721
47,135	Chevron Corp.	4,301,069
1,768	Cobalt International Energy, Inc.*	21,587
1,172	Comstock Resources, Inc.*	28,784
22,753	ConocoPhillips	1,549,479
3,022	Consol Energy, Inc.	147,292
84	Continental Resources, Inc.*	4,943
9,884	Denbury Resources, Inc.*	188,686
11,072	Devon Energy Corp.	869,263
14,217	El Paso Corp.	195,626
10,227	Exxon Mobil Corp.	747,798
991	Forest Oil Corp.*	37,628
2,610	Frontier Oil Corp.*	47,006
259	Frontline, Ltd.	6,571
7,397	Hess Corp.	566,166
357	Holly Corp.	14,555
12,882	Marathon Oil Corp.	477,020
2,524	Massey Energy Co.	135,413
4,183	Murphy Oil Corp.	311,843
3,303	Newfield Exploration Co.*	238,179
4,325	Noble Energy, Inc.	372,296
16,038	Occidental Petroleum Corp.	1,573,328
6,658	Peabody Energy Corp.	425,979
2,162	Petrohawk Energy Corp.*	39,457
2,871	Pioneer Natural Resources Co.	249,260
3,466	Plains Exploration & Production Co.*	111,397
2,731	Quicksilver Resources, Inc.*	40,255
3,813	SandRidge Energy, Inc.*	27,911
511	SM Energy Co.	30,113
3,077	Southern Union Co.	74,063
16,050	Spectra Energy Corp.	401,090
2,997	Sunoco, Inc.	120,809
1,046	Teekay Shipping Corp.	34,602
3,569	Tesoro Corp.*	66,169
14,004	Valero Energy Corp.	323,773
1,347	Whiting Petroleum Corp.*	157,855
8,506	Williams Cos., Inc. (The)	210,268

		16,942,541

Paper & Forest Products (0.3%):
1,053	Domtar Corp.	79,944
2,381	International Paper Co.	64,859
4,227	MeadWestvaco Corp.	110,578
13,256	Weyerhaeuser Co.	250,936

		506,317

Personal Products (0.2%):
1,660	Alberto-Culver Co.	61,486
4,371	Mead Johnson Nutrition Co., Class A	272,095

		333,581

Pharmaceuticals (7.4%):
3,745	Abbott Laboratories	179,423
42,607	Bristol-Myers Squibb Co.	1,128,233
19,401	Eli Lilly & Co.	679,811
2,902	Endo Pharmaceuticals Holdings, Inc.*	103,630
7,070	Forest Laboratories, Inc.*	226,099
58,091	Johnson & Johnson Co.	3,592,928
5,975	King Pharmaceuticals, Inc.*	83,949
77,266	Merck & Co., Inc.	2,784,667
1,704	Mylan, Inc.*	36,006
199,871	Pfizer, Inc.	3,499,741
862	Symetra Financial Corp.	11,809
2,765	Watson Pharmaceuticals, Inc.*	142,812

		12,469,108

11

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Professional Services (0.2%):
3,157	Equifax, Inc.	$112,389
224	FTI Consulting, Inc.*	8,351
2,008	Manpower, Inc.	126,022
1,593	Monster Worldwide, Inc.*	37,643
919	Towers Watson & Co., Class A	47,843

		332,248

Real Estate Investment Trusts (REITs) (3.1%):
1,356	Alexandria Real Estate Equities, Inc.	99,341
3,774	AMB Property Corp.	119,674
15,349	Annaly Capital Management, Inc.	275,054
1,455	Apartment Investment & Management Co., Class A	37,597
2,055	Avalonbay Communities, Inc.	231,290
3,443	Boston Properties, Inc.	296,442
3,351	Brandywine Realty Trust	39,039
1,594	BRE Properties, Inc.	69,339
1,622	Camden Property Trust	87,556
24,988	Chimera Investment Corp.	102,701
1,827	CommonWealth REIT	46,607
1,460	Corporate Office Properties Trust	51,027
4,889	Developers Diversified Realty Corp.	68,886
112	Digital Realty Trust, Inc.	5,772
3,052	Douglas Emmett, Inc.	50,663
6,284	Duke Realty Corp.	78,299
6,559	Equity Residential Property Trust	340,740
460	Essex Property Trust, Inc.	52,541
619	Federal Realty Investment Trust	48,239
1,067	General Growth Properties, Inc.	16,517
7,678	HCP, Inc.	282,474
3,631	Health Care REIT, Inc.	172,981
3,050	Hospitality Properties Trust	70,272
16,300	Host Hotels & Resorts, Inc.	291,281
10,041	Kimco Realty Corp.	181,140
2,800	Liberty Property Trust	89,376
3,211	Macerich Co. (The)	152,105
1,959	Mack-Cali Realty Corp.	64,765
2,964	Nationwide Health Properties, Inc.	107,830
1,330	Piedmont Office Realty Trust, Inc., Class A	26,786
2,285	Plum Creek Timber Co., Inc.	85,573
13,229	ProLogis Trust	191,027
323	Public Storage, Inc.	32,759
1,395	Rayonier, Inc.	73,265
2,738	Realty Income Corp.	93,640
2,008	Regency Centers Corp.	84,818
3,516	Senior Housing Properties Trust	77,141
2,233	Simon Property Group, Inc.	222,161
1,932	SL Green Realty Corp.	130,429
1,355	Taubman Centers, Inc.	68,400
4,202	UDR, Inc.	98,831
2,826	Ventas, Inc.	148,308
3,641	Vornado Realty Trust	303,404
3,016	Weingarten Realty Investors	71,660

		5,237,750

Real Estate Management & Development (0.0%):
3,221	Forest City Enterprises, Inc., Class A*	53,759
105	Howard Hughes Corp. (The)*	5,714
260	St. Joe Co. (The)*	5,681

		65,154

Road & Rail (1.4%):
1,222	Con-way, Inc.	44,689
9,642	CSX Corp.	622,970
697	Hertz Global Holdings, Inc.*	10,099
1,022	Kansas City Southern Industries, Inc.*	48,913
9,167	Norfolk Southern Corp.	575,871
619	Ryder System, Inc.	32,584
10,972	Union Pacific Corp.	1,016,665

		2,351,791

Semiconductors & Semiconductor Equipment (1.3%):
9,160	Advanced Micro Devices, Inc.*	74,929
1,154	Atmel Corp.*	14,217
3,102	Fairchild Semiconductor
	International, Inc.*	48,422
43,561	Intel Corp.	916,088
1,745	International Rectifier Corp.*	51,809
2,067	Intersil Corp., Class A	31,563
3,976	KLA-Tencor Corp.	153,633
16,159	LSI Logic Corp.*	96,792
3,397	MEMC Electronic Materials, Inc.*	38,250
21,179	Micron Technology, Inc.*	169,856
558	National Semiconductor Corp.	7,678
274	Novellus Systems, Inc.*	8,856
5,191	PMC-Sierra, Inc.*	44,591
16,562	Texas Instruments, Inc.	538,265

		2,194,949

Software (1.4%):
9,438	Activision Blizzard, Inc.	117,409
1,766	CA, Inc.	43,161
2,496	Compuware Corp.*	29,128
512	Electronic Arts, Inc.*	8,387
62,819	Microsoft Corp.	1,753,906
8,696	Novell, Inc.*	51,480
17,925	Symantec Corp.*	300,065
3,475	Synopsys, Inc.*	93,512

		2,397,048

12

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Specialty Retail (0.4%):
532	Abercrombie & Fitch Co., Class A	$30,659
3,689	American Eagle Outfitters, Inc.	53,970
1,085	AutoNation, Inc.*	30,597
3,874	Foot Locker, Inc.	76,008
3,779	GameStop Corp., Class A*	86,464
1,271	Gap, Inc. (The)	28,140
8,503	Lowe’s Cos., Inc.	213,255
6,378	Office Depot, Inc.*	34,441
2,745	RadioShack Corp.	50,755
889	Sherwin Williams Co.	74,454
2,138	Signet Jewelers, Ltd.*	92,789

		771,532

Textiles, Apparel & Luxury Goods (0.1%):
2,181	V.F. Corp.	187,959

Thrifts & Mortgage Finance (0.4%):
998	Capitol Federal Financial, Inc.	11,890
5,166	First Niagara Financial Group, Inc.	72,221
10,706	Hudson City Bancorp, Inc.	136,394
10,780	New York Community Bancorp, Inc.	203,203
9,294	People’s United Financial, Inc.	130,209
2,013	TFS Financial Corp.	18,157
2,839	Washington Federal, Inc.	48,036

		620,110

Tobacco (0.9%):
21,513	Altria Group, Inc.	529,650
3,786	Lorillard, Inc.	310,679
7,248	Philip Morris International, Inc.	424,225
8,314	Reynolds American, Inc.	271,203

		1,535,757

Trading Companies & Distributors (0.0%):
850	GATX Corp.	29,988
712	WESCO International, Inc.*	37,594

		67,582

Water Utilities (0.1%):
4,360	American Water Works Co., Inc.	110,265
3,386	Aqua America, Inc.	76,117

		186,382

Wireless Telecommunication Services (0.3%):
1,417	Leap Wireless International, Inc.*	17,372
3,238	MetroPCS Communications, Inc.*	40,896
866	NII Holdings, Inc.*	38,676
72,938	Sprint Nextel Corp.*	308,528
2,097	Telephone and Data Systems, Inc.	76,645
399	United States Cellular Corp.*	19,926

		502,043

Total Common Stocks (Cost $149,857,673)		160,061,478

		Fair
Shares		Value
Exchange Traded Fund (1.8%):
24,457	SPDR S&P 500 ETF Trust, Series 1	$3,076,201

Total Exchange Traded Fund (Cost $2,857,880)		3,076,201

Investment Company (3.2%):
5,360,767	Dreyfus Treasury Prime Cash Management, 0.00%(a)	5,360,767

Total Investment Company (Cost $5,360,767)		5,360,767

Total Investment Securities (Cost $158,076,320)(b) — 99.7%		168,498,446
Net other assets (liabilities) — 0.3%		576,082

Net Assets — 100.0%		$169,074,528

Percentages indicated are based on net assets as of December 31, 2010.

*	Non-income producing security

NYS—New York Shares

plc — Public Limited Company

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

13

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Futures Contracts

Cash of $512,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2010:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/18/11	95	$5,951,750	$107,656

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Bermuda	0.7%
British Virgin Islands	—	^
Canada	0.1
Greece	—	^
Guernsey	0.1
Ireland (Republic of)	0.4
Liberia	0.1
Netherlands	0.3
Panama	0.2
Switzerland	0.7
United Kingdom	0.1
United States	97.3

	100.0%

^	Represents less than 0.05%.

14

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Russell
1000 Value
Index Fund

Assets:
Investment securities, at cost	$158,076,320

Investment securities, at value	$168,498,446
Dividends receivable	254,101
Segregated cash for collateral	512,000
Receivable for capital shares issued	97,306
Reclaims receivable	170
Prepaid expenses	2,510

Total Assets	169,364,533

Liabilities:
Cash overdraft	115,000
Payable for capital shares redeemed	25,379
Payable for variation margin on futures contracts	6,980
Manager fees payable	61,355
Administration fees payable	6,982
Distribution fees payable	34,861
Custodian fees payable	3,272
Administrative and compliance services fees payable	1,445
Trustee fees payable	289
Other accrued liabilities	34,442

Total Liabilities	290,005

Net Assets	$169,074,528

Net Assets Consist of:
Capital	$160,168,679
Accumulated net investment income/(loss)	1,681,349
Accumulated net realized gains/(losses) from investment transactions	(3,305,282)
Net unrealized appreciation/(depreciation) on investments	10,529,782

Net Assets	$169,074,528

Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,114,151
Net Asset Value (offering and redemption price per share)	$10.49

15

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Statement of Operations
For the Period Ended December 31, 2010

AZL Russell
1000 Value
Index Fund(a)

Investment Income:
Interest	$111
Dividends	2,400,548
Foreign withholding tax	(514)

Total Investment Income	2,400,145

Expenses:
Manager fees	420,155
Administration fees	50,558
Distribution fees	238,724
Custodian fees	20,039
Administrative and compliance services fees	3,482
Trustees’ fees	8,590
Professional fees	14,908
Shareholder reports	13,440
Other expenses	28,335

Total expenses	798,231

Net Investment Income/(Loss)	1,601,914

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(3,709,858)
Net realized gains/(losses) on futures transactions	404,576
Change in unrealized appreciation/(depreciation) on investments	10,529,782

Net Realized/Unrealized Gains/(Losses) on Investments	7,224,500

Change in Net Assets Resulting From Operations	$8,826,414

(a)	For the period April 30, 2010 (commencement of operations) to December 31, 2010.

16

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Statement of Changes in Net Assets

AZL Russell 1000
Value Index Fund
April 30, 2010 to
December 31,
2010(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,601,914
Net realized gains/(losses) on investment transactions	(3,305,282)
Change in unrealized appreciation/(depreciation) on investments	10,529,782

Change in net assets resulting from operations	8,826,414

Capital Transactions:
Proceeds from shares issued	171,771,753
Value of shares redeemed	(11,523,639)

Change in net assets resulting from capital transactions	160,248,114

Change in net assets	169,074,528
Net Assets:
Beginning of period	—

End of period	$169,074,528

Accumulated net investment income/(loss)	$1,681,349

Share Transactions:
Shares issued	17,340,982
Shares redeemed	(1,226,831)

Change in shares	16,114,151

(a)	Period from commencement of operations.

17

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the period indicated)

April 30, 2010 to
December 31,
2010(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	0.39

Total from Investment Activities	0.49

Net Asset Value, End of Period	$10.49

Total Return(b)(c)	4.90%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$169,075
Net Investment Income/(Loss)(d)	1.68%
Expenses Before Reductions(d)(e)	0.84%
Expenses Net of Reductions(d)	0.84%
Portfolio Turnover Rate(c)	24.70%

(a)	Period from commencement of operations.

(b)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the return would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

18

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Russell 1000 Value Index Fund (the “Fund”), which commenced operations on April 30, 2010. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the period ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the period ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the period ended December 31, 2010, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $5.8 million as of December 31, 2010. The monthly average notional amount for these contracts was $4.6 million for the period ended December 31, 2010.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Notes to the Financial Statements, continued
December 31, 2010

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Receivable for variation margin on futures contracts	$107,656	Payable for variation margin on futures contracts	$—

*	Total Fair Value is presented by Primary Risk Exposure. For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2010:

		Realized Gain/	Change in Unrealized
		(Loss) on	Appreciation/
	Location of Gain/(Loss)	Derivatives	(Depreciation) on
	on Derivatives	Recognized	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	in Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/(depreciation) on investments	$404,576	$107,656

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective April 30, 2010, between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 0.84%.

For the period ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Russell 1000 Value Index Fund	0.44%	0.84%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the period ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Notes to the Financial Statements, continued
December 31, 2010

entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2010, $2,106 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Notes to the Financial Statements, continued
December 31, 2010

the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the period ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$160,061,478	$—	$—	$160,061,478
Exchange Traded Fund	3,076,201	—	—	3,076,201
Investment Company	5,360,767	—	—	5,360,767

Total Investment Securities	168,498,446	—	—	168,498,446

Other Financial Instruments:*
Futures Contracts	107,656	—	—	107,656

Total Investments	$168,606,102	$—	$—	$168,606,102

*	Other financial instruments would include any derivative instruments, such as futures and forwards. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Notes to the Financial Statements, continued
December 31, 2010

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the period April 30, 2010 through December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Value Index Fund	$190,646,606	$34,221,029

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $158,332,644. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$13,460,116
Unrealized depreciation	(3,294,314)

Net unrealized appreciation	$10,165,802

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2018
AZL Russell 1000 Value Index Fund	$2,893,450

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Russell 1000 Value Index Fund
Notes to the Financial Statements, continued
December 31, 2010

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed	Accumulated		Accumulated
	Ordinary	Capital and	Unrealized	Earnings
	Income	Other Losses	Appreciation(a)	(Deficit)
AZL Russell 1000 Value Index Fund	$1,633,497	$(2,893,450)	$10,165,802	$8,905,849

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Value Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statements of operations and changes in net assets, and the financial highlights for the period April 30, 2010 to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the period April 30, 2010 to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

29

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

30

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

31

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

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Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® S&P 500 Index Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund
Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® S&P 500 Index Fund (Class 2 Shares) returned 14.57%. That compared to a 15.06% total return for its benchmark, the S&P 500® Index1.
The Fund attempts to replicate the performance of the S&P 500® Index of large-cap U.S. stocks. The 12-month period began with U.S. stocks performing well, aided by preliminary signs of improvement in U.S. unemployment figures and strong corporate earnings. Stocks suffered a setback midway through the period, however, due in large part to fallout from the European sovereign debt crisis and a stalled job market in the U.S. Those factors led to fears of a “double-dip” recession.
Those fears receded later in the period as the U.S. job market started growing and the midterm election results were seen by investors as good news for the capital markets. Equities rebounded in that environment and finished the 12-month period with strong returns.
The strongest-performing sectors during the period included consumer discretionary, industrials and materials. The health care sector was the weakest performing sector during the period, but still managed to contribute positive returns. Other relatively weak-performing sectors included utilities and information technology.*
The underperformance of the Fund against its benchmark was the result of Fund expenses that are not reflected in the Index.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Standard & Poor’s 500® Index (“S&P 500® Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® S&P 500 Index Fund Review
Fund Objective
The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500 Composite Stock Price Index (the “Index”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.
The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

	Inception	1	3	Since
	Date	Year	Year	Inception

AZL® S&P 500 Index Fund (Class 1 Shares)	5/14/07	14.75%	-3.38%	-3.19%

AZL® S&P 500 Index Fund (Class 2 Shares)	5/1/07	14.57%	-3.60%	-3.01%

S&P 500® Index	5/1/07	15.06%	-2.86%	-2.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® S&P 500 Index Fund (Class 1 Shares)	0.29%

AZL® S&P 500 Index Fund (Class 2 Shares)	0.54%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.24% for Class 1 Shares and 0.49% for Class 2 Shares through April 30, 2011 and 0.46% for Class 1 Shares and 0.71% for Class 2 Shares effective May 1, 2011 through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500® Index”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL S&P 500 Index Fund	Class 1	$1,000.00	$1,230.50	$1.35	0.24%
	Class 2	1,000.00	1,230.70	2.76	0.49%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

					Annualized
		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL S&P 500 Index Fund	Class 1	$1,000.00	$1,024.00	$1.22	0.24%
	Class 2	1,000.00	1,022.74	2.50	0.49%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL S&P 500 Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

	Percent of
Investments	net assets*
Aerospace & Defense	2.6%
Air Freight & Logistics	1.1
Airlines	0.1
Auto Components	0.3
Automobiles	0.6
Beverages	2.5
Biotechnology	1.3
Building Products	—	^
Capital Markets	2.5
Chemicals	2.0
Commercial Banks	2.9
Commercial Services & Supplies	0.5
Communications Equipment	2.2
Computers & Peripherals	5.9
Construction & Engineering	0.2
Construction Materials	—	^
Consumer Finance	0.7
Containers & Packaging	0.2
Distributors	0.1
Diversified Consumer Services	0.1
Diversified Financial Services	4.2
Diversified Telecommunication Services	2.7
Electric Utilities	1.7
Electrical Equipment	0.6
Electronic Equipment, Instruments & Components	0.7
Energy Equipment & Services	2.1
Food & Staples Retailing	2.3
Food Products	1.6
Gas Utilities	0.2
Health Care Equipment & Supplies	1.6
Health Care Providers & Services	1.9
Health Care Technology	0.1
Hotels, Restaurants & Leisure	1.7
Household Durables	0.3
Household Products	2.2
Independent Power Producers & Energy Traders	0.2
Industrial Conglomerates	2.2
Insurance	3.8
Internet & Catalog Retail	0.8
Internet Software & Services	1.8
IT Services	1.3
Leisure Equipment & Products	0.1
Life Sciences Tools & Services	0.4
Machinery	2.3
Media	3.0
Metals & Mining	1.2
Multi-Utilities	1.2
Multiline Retail	0.8
Office Electronics	0.1
Oil, Gas & Consumable Fuels	9.5
Paper & Forest Products	0.2
Personal Products	0.3
Pharmaceuticals	5.3
Professional Services	0.1
Real Estate Investment Trusts (REITs)	1.3
Real Estate Management & Development	0.1
Road & Rail	0.8
Semiconductors & Semiconductor Equipment	2.4
Software	3.9
Specialty Retail	1.9
Textiles, Apparel & Luxury Goods	0.5
Thrifts & Mortgage Finance	0.1
Tobacco	1.5
Trading Companies & Distributors	0.1
Wireless Telecommunication Services	0.3
Investment Company	2.5

	99.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

^	Represents less than 0.05%.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (97.2%):
Aerospace & Defense (2.6%):
38,044	Boeing Co. (The)	$2,482,752
19,589	General Dynamics Corp.	1,390,035
6,500	Goodrich Corp.	572,455
40,460	Honeywell International, Inc.	2,150,854
9,518	ITT Industries, Inc.	495,983
5,882	L-3 Communications Holdings, Inc.	414,622
15,313	Lockheed Martin Corp.	1,070,532
15,141	Northrop Grumman Corp.	980,834
7,396	Precision Castparts Corp.	1,029,597
18,992	Raytheon Co.	880,089
8,131	Rockwell Collins, Inc.	473,712
47,890	United Technologies Corp.	3,769,901

		15,711,366

Air Freight & Logistics (1.1%):
8,608	C.H. Robinson Worldwide, Inc.	690,276
11,010	Expeditors International of Washington, Inc.	601,146
16,317	FedEx Corp.	1,517,644
51,288	United Parcel Service, Inc., Class B	3,722,483

		6,531,549

Airlines (0.1%):
38,732	Southwest Airlines Co.	502,741

Auto Components (0.3%):
12,615	Goodyear Tire & Rubber Co.*	149,488
34,971	Johnson Controls, Inc.	1,335,892
7,239	O’Reilly Automotive, Inc.*	437,380

		1,922,760

Automobiles (0.6%):
194,307	Ford Motor Co.*	3,262,414
12,210	Harley-Davidson, Inc.	423,321

		3,685,735

Beverages (2.5%):
5,380	Brown-Forman Corp., Class B	374,556
120,428	Coca-Cola Co. (The)	7,920,549
17,563	Coca-Cola Enterprises, Inc.	439,602
9,285	Constellation Brands, Inc.*	205,663
11,935	Dr Pepper Snapple Group, Inc.	419,635
8,201	Molson Coors Brewing Co.	411,608
82,194	PepsiCo, Inc.	5,369,734

		15,141,347

Biotechnology (1.3%):
48,999	Amgen, Inc.*	2,690,045
12,356	Biogen, Inc.*	828,470
24,406	Celgene Corp.*	1,443,371
3,899	Cephalon, Inc.*	240,646
13,430	Genzyme Corp.*	956,216
42,261	Gilead Sciences, Inc.*	1,531,539

		7,690,287

Building Products (0.0%):
18,647	Masco Corp.	236,071

Capital Markets (2.5%):
12,857	Ameriprise Financial, Inc.	739,920
64,329	Bank of New York Mellon Corp.	1,942,736
51,423	Charles Schwab Corp.	879,848
10,308	E*TRADE Financial Corp.*	164,928
4,743	Federated Investors, Inc.	124,124
7,550	Franklin Resources, Inc.	839,636
26,515	Goldman Sachs Group, Inc.	4,458,762
23,985	Invesco, Ltd.	577,079
9,441	Janus Capital Group, Inc.	122,450
7,980	Legg Mason, Inc.	289,435
78,457	Morgan Stanley	2,134,815
12,558	Northern Trust Corp.	695,839
26,033	State Street Corp.	1,206,369
13,297	T. Rowe Price Group, Inc.	858,188

		15,034,129

Chemicals (2.0%):
11,112	Air Products & Chemicals, Inc.	1,010,637
3,878	Airgas, Inc.	242,220
3,688	CF Industries Holdings, Inc.	498,433
60,194	Dow Chemical Co. (The)	2,055,023
47,343	E.I. du Pont de Nemours & Co.	2,361,469
3,738	Eastman Chemical Co.	314,291
12,036	Ecolab, Inc.	606,855
3,760	FMC Corp.	300,386
4,156	International Flavor & Fragrances, Inc.	231,032
27,817	Monsanto Co.	1,937,176
8,452	PPG Industries, Inc.	710,560
15,889	Praxair, Inc.	1,516,923
6,288	Sigma Aldrich Corp.	418,529

		12,203,534

Commercial Banks (2.9%):
35,972	BB&T Corp.	945,704
9,149	Comerica, Inc.	386,454
41,284	Fifth Third Bancorp	606,049
12,376	First Horizon National Corp.*	145,789
44,770	Huntington Bancshares, Inc.	307,570
45,641	KeyCorp	403,923
6,189	M&T Bank Corp.	538,752
27,046	Marshall & Ilsley Corp.	187,158
27,267	PNC Financial Services Group, Inc.	1,655,652
65,113	Regions Financial Corp.	455,791
25,922	SunTrust Banks, Inc.	764,958

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Commercial Banks, continued

99,484	U.S. Bancorp	$2,683,083
272,218	Wells Fargo & Co.	8,436,036
9,221	Zions Bancorp	223,425

		17,740,344

Commercial Services & Supplies (0.5%):
5,591	Avery Dennison Corp.	236,723
6,358	Cintas Corp.	177,770
10,437	Iron Mountain, Inc.	261,029
10,491	Pitney Bowes, Inc.	253,672
10,802	R.R. Donnelley & Sons Co.	188,711
15,936	Republic Services, Inc.	475,849
4,433	Stericycle, Inc.*	358,718
24,672	Waste Management, Inc.	909,657

		2,862,129

Communications Equipment (2.2%):
287,769	Cisco Systems, Inc.*†	5,821,567
4,192	F5 Networks, Inc.*	545,631
6,657	Harris Corp.	301,562
11,664	JDS Uniphase Corp.*	168,895
27,130	Juniper Networks, Inc.*	1,001,639
121,827	Motorola, Inc.*	1,104,971
83,898	QUALCOMM, Inc.	4,152,112
19,148	Tellabs, Inc.	129,823

		13,226,200

Computers & Peripherals (5.9%):
47,576	Apple Computer, Inc.*	15,346,114
87,084	Dell, Inc.*	1,179,988
106,853	EMC Corp.*	2,446,934
117,611	Hewlett-Packard Co.	4,951,423
64,434	International Business Machines Corp.	9,456,334
4,030	Lexmark International, Inc.*	140,325
18,741	NetApp, Inc.*	1,030,005
5,529	QLogic Corp.*	94,104
12,158	SanDisk Corp.*	606,198
8,683	Teradata Corp.*	357,392
11,912	Western Digital Corp.*	403,817

		36,012,634

Construction & Engineering (0.2%):
9,270	Fluor Corp.	614,230
6,535	Jacobs Engineering Group, Inc.*	299,630
11,167	Quanta Services, Inc.*	222,447

		1,136,307

Construction Materials (0.0%):
6,655	Vulcan Materials Co.	295,216

Consumer Finance (0.7%):
54,312	American Express Co.	2,331,071
23,693	Capital One Financial Corp.	1,008,374
28,234	Discover Financial Services	523,176
25,168	SLM Corp.*	316,865

		4,179,486

Containers & Packaging (0.2%):
4,647	Ball Corp.	316,228
5,584	Bemis Co., Inc.	182,373
8,480	Owens-Illinois, Inc.*	260,336
8,341	Sealed Air Corp.	212,279

		971,216

Distributors (0.1%):
8,167	Genuine Parts Co.	419,294

Diversified Consumer Services (0.1%):
6,587	Apollo Group, Inc., Class A*	260,121
3,232	DeVry, Inc.	155,071
16,035	H&R Block, Inc.	190,977

		606,169

Diversified Financial Services (4.2%):
523,046	Bank of America Corp.	6,977,434
1,506,630	Citigroup, Inc.*	7,126,360
3,476	CME Group, Inc.	1,118,403
3,802	Intercontinental Exchange, Inc.*	453,008
202,743	JPMorgan Chase & Co.	8,600,358
10,215	Leucadia National Corp.	298,074
10,560	Moody’s Corp.	280,262
7,387	NASDAQ OMX Group, Inc. (The)*	175,146
13,530	NYSE Euronext	405,629

		25,434,674

Diversified Telecommunication Services (2.7%):
306,513	AT&T, Inc.	9,005,352
15,723	CenturyTel, Inc.	725,931
51,526	Frontier Communications Corp.	501,348
112	Nortel Networks Corp., SP ADR*	2
90,358	Qwest Communications International, Inc.	687,624
146,604	Verizon Communications, Inc.	5,245,491
25,073	Windstream Corp.	349,518

		16,515,266

Electric Utilities (1.7%):
8,850	Allegheny Energy, Inc.	214,524
24,904	American Electric Power Co., Inc.	896,046
68,686	Duke Energy Corp.	1,223,298
16,893	Edison International	652,070
9,300	Entergy Corp.	658,719
34,299	Exelon Corp.	1,428,210

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Electric Utilities, continued

15,805	FirstEnergy Corp.	$585,101
21,564	NextEra Energy, Inc.	1,121,112
9,138	Northeast Utilities	291,319
11,650	Pepco Holdings, Inc.	212,613
5,636	Pinnacle West Capital Corp.	233,612
25,058	PPL Corp.	659,527
15,189	Progress Energy, Inc.	660,418
43,492	Southern Co.	1,662,699

		10,499,268

Electrical Equipment (0.6%):
39,033	Emerson Electric Co.	2,231,517
2,800	First Solar, Inc.*	364,392
7,351	Rockwell Automation, Inc.	527,140
4,908	Roper Industries, Inc.	375,118

		3,498,167

Electronic Equipment, Instruments & Components (0.7%):
17,959	Agilent Technologies, Inc.*	744,041
9,052	Amphenol Corp., Class A	477,765
81,047	Corning, Inc.	1,565,828
8,218	FLIR Systems, Inc.*	244,486
10,049	Jabil Circuit, Inc.	201,884
7,079	Molex, Inc.	160,835
25,385	Tyco International, Ltd.	1,051,954

		4,446,793

Energy Equipment & Services (2.1%):
24,949	Baker Hughes, Inc.	1,426,334
12,577	Cameron International Corp.*	638,031
3,607	Diamond Offshore Drilling, Inc.	241,200
6,207	FMC Technologies, Inc.*	551,864
47,168	Halliburton Co.	1,925,870
5,493	Helmerich & Payne, Inc.	266,301
14,793	Nabors Industries, Ltd.*	347,044
21,761	National-Oilwell Varco, Inc.	1,463,427
6,540	Rowan Cos., Inc.*	228,311
70,760	Schlumberger, Ltd.	5,908,460

		12,996,842

Food & Staples Retailing (2.3%):
22,420	Costco Wholesale Corp.	1,618,948
70,468	CVS Caremark Corp.	2,450,172
33,066	Kroger Co. (The)	739,356
19,369	Safeway, Inc.	435,609
10,733	Supervalu, Inc.	103,359
30,338	SYSCO Corp.	891,937
101,639	Wal-Mart Stores, Inc.	5,481,391
48,169	Walgreen Co.	1,876,664
7,621	Whole Foods Market, Inc.*	385,547

		13,982,983

Food Products (1.6%):
33,129	Archer-Daniels Midland Co.	996,520
9,966	Campbell Soup Co.	346,319
22,797	ConAgra Foods, Inc.	514,756
9,304	Dean Foods Co.*	82,247
33,203	General Mills, Inc.	1,181,695
16,631	H.J. Heinz Co.	822,569
8,018	Hershey Co.	378,049
3,588	Hormel Foods Corp.	183,921
6,195	J.M. Smucker Co. (The)	406,702
13,232	Kellogg Co.	675,891
90,589	Kraft Foods, Inc., Class A	2,854,459
6,891	McCormick & Co.	320,638
32,798	Sara Lee Corp.	574,293
15,445	Tyson Foods, Inc., Class A	265,963

		9,604,022

Gas Utilities (0.2%):
7,731	EQT Corp.	346,658
2,396	NICOR, Inc.	119,608
5,519	ONEOK, Inc.	306,139
9,103	QEP Resources, Inc.	330,530

		1,102,935

Health Care Equipment & Supplies (1.6%):
4,817	Bard (C.R.), Inc.	442,056
30,219	Baxter International, Inc.	1,529,686
11,924	Becton Dickinson & Co.	1,007,816
78,810	Boston Scientific Corp.*	596,592
11,555	CareFusion Corp.*	296,964
7,323	DENTSPLY International, Inc.	250,227
8,662	Hospira, Inc.*	482,387
2,038	Intuitive Surgical, Inc.*	525,294
56,002	Medtronic, Inc.	2,077,114
17,776	St. Jude Medical, Inc.*	759,924
17,709	Stryker Corp.	950,973
6,173	Varian Medical Systems, Inc.*	427,665
10,201	Zimmer Holdings, Inc.*	547,590

		9,894,288

Health Care Providers & Services (1.9%):
20,944	Aetna, Inc.	639,002
14,327	AmerisourceBergen Corp.	488,837
18,093	Cardinal Health, Inc.	693,143
14,046	CIGNA Corp.	514,926
7,622	Coventry Health Care, Inc.*	201,221
5,125	DaVita, Inc.*	356,136
27,442	Express Scripts, Inc.*	1,483,240
8,726	Humana, Inc.*	477,661
5,275	Laboratory Corp. of America Holdings*	463,778
13,040	McKesson HBOC, Inc.	917,755
22,015	Medco Health Solutions, Inc.*	1,348,859
4,980	Patterson Companies, Inc.	152,537
7,227	Quest Diagnostics, Inc.	390,041

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued

25,152	Tenet Healthcare Corp.*	$168,267
57,078	UnitedHealth Group, Inc.	2,061,087
20,411	WellPoint, Inc.*	1,160,570

		11,517,060

Health Care Technology (0.1%):
3,694	Cerner Corp.*	349,970

Hotels, Restaurants & Leisure (1.7%):
22,332	Carnival Corp.	1,029,729
7,175	Darden Restaurants, Inc.	333,207
15,454	International Game Technology	273,381
14,919	Marriott International, Inc., Class A	619,735
54,793	McDonald’s Corp.	4,205,911
38,431	Starbucks Corp.	1,234,788
9,885	Starwood Hotels & Resorts Worldwide, Inc.	600,810
9,065	Wyndham Worldwide Corp.	271,587
3,920	Wynn Resorts, Ltd.	407,053
24,299	Yum! Brands, Inc.	1,191,866

		10,168,067

Household Durables (0.3%):
14,383	D. R. Horton, Inc.	171,589
7,910	Fortune Brands, Inc.	476,577
3,642	Harman International Industries, Inc.*	168,625
7,514	Leggett & Platt, Inc.	171,019
8,228	Lennar Corp.	154,275
15,385	Newell Rubbermaid, Inc.	279,699
17,351	Pulte Group, Inc.*	130,480
3,941	Whirlpool Corp.	350,079

		1,902,343

Household Products (2.2%):
7,229	Clorox Co. (The)	457,451
25,032	Colgate-Palmolive Co.	2,011,822
21,147	Kimberly-Clark Corp.	1,333,107
145,176	Procter & Gamble Co. (The)	9,339,172

		13,141,552

Independent Power Producers & Energy Traders (0.2%):
34,317	AES Corp. (The)*	417,981
10,426	Constellation Energy Group, Inc.	319,348
35	Dynegy, Inc.*	197
12,849	NRG Energy, Inc.*	251,070

		988,596

Industrial Conglomerates (2.2%):
37,074	3M Co.	3,199,486
552,591	General Electric Co.	10,106,890
14,249	Textron, Inc.	336,846

		13,643,222

Insurance (3.8%):
17,599	ACE, Ltd.	1,095,538
24,438	AFLAC, Inc.	1,379,036
27,906	Allstate Corp. (The)	889,643
7,258	American International Group, Inc.*	418,206
17,106	Aon Corp.	787,047
5,533	Assurant, Inc.	213,131
89,745	Berkshire Hathaway, Inc., Class B*	7,189,472
15,718	Chubb Corp. (The)	937,421
8,434	Cincinnati Financial Corp.	267,273
25,377	Genworth Financial, Inc.*	333,454
23,048	Hartford Financial Services Group, Inc.	610,542
16,422	Lincoln National Corp.	456,696
16,401	Loews Corp.	638,163
28,178	Marsh & McLennan Cos., Inc.	770,387
47,000	MetLife, Inc.	2,088,680
16,609	Principal Financial Group, Inc.	540,789
34,402	Progressive Corp. (The)	683,568
25,169	Prudential Financial, Inc.	1,477,672
4,185	Torchmark Corp.	250,012
23,860	Travelers Cos., Inc. (The)	1,329,241
16,586	UnumProvident Corp.	401,713
17,359	XL Group plc	378,773

		23,136,457

Internet & Catalog Retail (0.8%):
18,390	Amazon.com, Inc.*	3,310,200
10,540	Expedia, Inc.	264,449
2,249	Netflix, Inc.*	395,149
2,546	Priceline.com, Inc.*	1,017,254

		4,987,052

Internet Software & Services (1.8%):
9,453	Akamai Technologies, Inc.*	444,764
59,497	eBay, Inc.*	1,655,801
12,936	Google, Inc., Class A*	7,683,596
8,984	VeriSign, Inc.	293,507
67,960	Yahoo!, Inc.*	1,130,175

		11,207,843

IT Services (1.3%):
25,576	Automatic Data Processing, Inc.	1,183,657
15,737	Cognizant Technology Solutions Corp., Class A*	1,153,365
8,008	Computer Sciences Corp.	397,197
13,729	Fidelity National Information Services, Inc.	376,037
7,710	Fiserv, Inc.*	451,498
5,023	MasterCard, Inc., Class A	1,125,704
16,688	Paychex, Inc.	515,826

8

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
IT Services, continued

15,224	SAIC, Inc.*	$241,453
8,556	Total System Services, Inc.	131,591
25,306	Visa, Inc., Class A	1,781,036
34,005	Western Union Co.	631,473

		7,988,837

Leisure Equipment & Products (0.1%):
7,097	Hasbro, Inc.	334,837
18,603	Mattel, Inc.	473,074

		807,911

Life Sciences Tools & Services (0.4%):
9,681	Life Technologies Corp.*	537,296
6,128	PerkinElmer, Inc.	158,225
20,684	Thermo Fisher Scientific, Inc.*	1,145,066
4,735	Waters Corp.*	367,957

		2,208,544

Machinery (2.3%):
32,917	Caterpillar, Inc.	3,083,006
10,258	Cummins, Inc.	1,128,483
27,808	Danaher Corp.	1,311,703
21,981	Deere & Co.	1,825,522
9,684	Dover Corp.	566,030
8,727	Eaton Corp.	885,878
2,894	Flowserve Corp.	345,023
25,717	Illinois Tool Works, Inc.	1,373,288
16,800	Ingersoll-Rand plc	791,112
18,912	PACCAR, Inc.	1,085,927
5,920	Pall Corp.	293,514
8,365	Parker Hannifin Corp.	721,899
3,013	Snap-On, Inc.	170,475
8,602	Stanley Black & Decker, Inc.	575,216

		14,157,076

Media (3.0%):
12,444	Cablevision Systems Corp., Class A	421,105
35,303	CBS Corp.	672,522
144,699	Comcast Corp., Class A	3,179,037
43,388	DIRECTV Group, Inc. (The), Class A*	1,732,483
14,741	Discovery Communications, Inc., Class A*	614,700
12,262	Gannett Co., Inc.	185,033
25,330	Interpublic Group of Cos., Inc. (The)*	269,005
15,917	McGraw-Hill Cos., Inc. (The)	579,538
1,934	Meredith Corp.	67,013
118,428	News Corp.	1,724,312
15,619	Omnicom Group, Inc.	715,350
4,668	Scripps Networks Interactive, Class A	241,569
18,447	Time Warner Cable, Inc.	1,218,055
57,527	Time Warner, Inc.	1,850,644
31,349	Viacom, Inc., Class B	1,241,734
98,204	Walt Disney Co. (The)	3,683,632
298	Washington Post Co. (The), Class B	130,971

		18,526,703

Metals & Mining (1.2%):
5,674	AK Steel Holding Corp.	92,883
52,963	Alcoa, Inc.	815,101
5,110	Allegheny Technologies, Inc.	281,970
7,023	Cliffs Natural Resources, Inc.	547,864
24,421	Freeport-McMoRan Copper & Gold, Inc.	2,932,718
25,569	Newmont Mining Corp.	1,570,704
16,371	Nucor Corp.	717,377
4,763	Titanium Metals Corp.*	81,828
7,445	United States Steel Corp.	434,937

		7,475,382

Multi-Utilities (1.2%):
12,432	Ameren Corp.	350,458
21,936	Centerpoint Energy, Inc.	344,834
12,674	CMS Energy Corp.	235,736
15,064	Consolidated Edison, Inc.	746,723
30,103	Dominion Resources, Inc.	1,286,000
8,767	DTE Energy Co.	397,321
4,030	Integrys Energy Group, Inc.	195,495
14,423	NiSource, Inc.	254,133
20,330	PG&E Corp.	972,587
26,234	Public Service Enterprise Group, Inc.	834,504
5,870	SCANA Corp.	238,322
12,338	Sempra Energy	647,498
11,229	TECO Energy, Inc.	199,876
6,059	Wisconsin Energy Corp.	356,633
23,855	Xcel Energy, Inc.	561,785

		7,621,905

Multiline Retail (0.8%):
3,851	Big Lots, Inc.*	117,301
6,584	Family Dollar Stores, Inc.	327,290
12,257	J.C. Penney Co., Inc.	396,024
15,970	Kohl’s Corp.*	867,810
21,956	Macy’s, Inc.	555,487
8,725	Nordstrom, Inc.	369,765
2,269	Sears Holdings Corp.*	167,339
36,721	Target Corp.	2,208,034

		5,009,050

Office Electronics (0.1%):
71,929	Xerox Corp.	828,622

9

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Oil, Gas & Consumable Fuels (9.5%):
25,701	Anadarko Petroleum Corp.	$1,957,388
19,820	Apache Corp.	2,363,139
5,387	Cabot Oil & Gas Corp.	203,898
33,906	Chesapeake Energy Corp.	878,504
104,372	Chevron Corp.	9,523,945
76,198	ConocoPhillips	5,189,084
11,709	Consol Energy, Inc.	570,697
20,718	Denbury Resources, Inc.*	395,507
22,398	Devon Energy Corp.	1,758,467
36,505	El Paso Corp.	502,309
13,173	EOG Resources, Inc.	1,204,144
261,527	Exxon Mobil Corp.	19,122,854
15,558	Hess Corp.	1,190,809
36,814	Marathon Oil Corp.	1,363,222
5,293	Massey Energy Co.	283,969
9,974	Murphy Oil Corp.	743,562
6,941	Newfield Exploration Co.*	500,516
9,079	Noble Energy, Inc.	781,520
42,143	Occidental Petroleum Corp.	4,134,228
13,981	Peabody Energy Corp.	894,504
6,019	Pioneer Natural Resources Co.	522,570
8,297	Range Resources Corp.	373,199
17,980	Southwestern Energy Co.*	672,991
33,612	Spectra Energy Corp.	839,964
6,249	Sunoco, Inc.	251,897
7,477	Tesoro Corp.*	138,624
29,357	Valero Energy Corp.	678,734
30,321	Williams Cos., Inc. (The)	749,535

		57,789,780

Paper & Forest Products (0.2%):
22,681	International Paper Co.	617,830
8,674	MeadWestvaco Corp.	226,912
27,785	Weyerhaeuser Co.	525,970

		1,370,712

Personal Products (0.3%):
22,252	Avon Products, Inc.	646,643
5,887	Estee Lauder Co., Inc. (The), Class A	475,081
10,607	Mead Johnson Nutrition Co., Class A	660,286

		1,782,010

Pharmaceuticals (5.3%):
80,169	Abbott Laboratories	3,840,897
15,946	Allergan, Inc.	1,095,012
88,768	Bristol-Myers Squibb Co.	2,350,577
52,625	Eli Lilly & Co.	1,843,980
14,807	Forest Laboratories, Inc.*	473,528
142,430	Johnson & Johnson Co.	8,809,295
12,611	King Pharmaceuticals, Inc.*	177,184
159,783	Merck & Co., Inc.	5,758,579
22,563	Mylan, Inc.*	476,756
415,421	Pfizer, Inc.	7,274,022
6,495	Watson Pharmaceuticals, Inc.*	335,467

		32,435,297

Professional Services (0.1%):
2,553	Dun & Bradstreet Corp.	209,576
6,344	Equifax, Inc.	225,846
6,736	Monster Worldwide, Inc.*	159,172
7,625	Robert Half International, Inc.	233,325

		827,919

Real Estate Investment Trusts (REITs) (1.3%):
6,093	Apartment Investment & Management Co., Class A	157,443
4,422	Avalonbay Communities, Inc.	497,696
7,264	Boston Properties, Inc.	625,430
14,749	Equity Residential Property Trust	766,210
18,897	HCP, Inc.	695,221
7,523	Health Care REIT, Inc.	358,396
34,527	Host Hotels & Resorts, Inc.	616,997
21,042	Kimco Realty Corp.	379,598
8,376	Plum Creek Timber Co., Inc.	313,681
29,498	ProLogis Trust	425,951
7,242	Public Storage, Inc.	734,484
15,190	Simon Property Group, Inc.	1,511,253
8,144	Ventas, Inc.	427,397
8,429	Vornado Realty Trust	702,389

		8,212,146

Real Estate Management & Development (0.1%):
15,062	CB Richard Ellis Group, Inc., Class A*	308,470

Road & Rail (0.8%):
19,404	CSX Corp.	1,253,692
18,843	Norfolk Southern Corp.	1,183,717
2,647	Ryder System, Inc.	139,338
25,575	Union Pacific Corp.	2,369,780

		4,946,527

Semiconductors & Semiconductor Equipment (2.4%):
29,677	Advanced Micro Devices, Inc.*	242,758
16,205	Altera Corp.	576,574
15,484	Analog Devices, Inc.	583,282
69,280	Applied Materials, Inc.	973,384
23,615	Broadcom Corp., Class A	1,028,433
289,291	Intel Corp.	6,083,790
8,660	KLA-Tencor Corp.	334,622
11,685	Linear Technology Corp.	404,184
32,070	LSI Logic Corp.*	192,099
11,922	MEMC Electronic Materials, Inc.*	134,242
9,684	Microchip Technology, Inc.	331,290
44,411	Micron Technology, Inc.*	356,176

10

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued

12,259	National Semiconductor Corp.	$168,684
4,727	Novellus Systems, Inc.*	152,777
30,119	NVIDIA Corp.*	463,833
9,400	Teradyne, Inc.*	131,976
60,891	Texas Instruments, Inc.	1,978,957
13,432	Xilinx, Inc.	389,259

		14,526,320

Software (3.9%):
26,179	Adobe Systems, Inc.*	805,790
11,789	Autodesk, Inc.*	450,340
9,211	BMC Software, Inc.*	434,206
19,893	CA, Inc.	486,185
9,736	Citrix Systems, Inc.*	666,040
11,476	Compuware Corp.*	133,925
17,198	Electronic Arts, Inc.*	281,703
14,495	Intuit, Inc.*	714,603
7,990	McAfee, Inc.*	370,017
390,474	Microsoft Corp.	10,902,034
18,375	Novell, Inc.*	108,780
200,755	Oracle Corp.	6,283,631
9,880	Red Hat, Inc.*	451,022
6,133	Salesforce.com, Inc.*	809,556
40,359	Symantec Corp.*	675,610

		23,573,442

Specialty Retail (1.9%):
4,593	Abercrombie & Fitch Co., Class A	264,695
3,308	AutoNation, Inc.*	93,286
1,424	AutoZone, Inc.*	388,168
13,395	Bed Bath & Beyond, Inc.*	658,364
17,295	Best Buy Co., Inc.	593,046
11,656	CarMax, Inc.*	371,593
7,858	GameStop Corp., Class A*	179,791
22,780	Gap, Inc. (The)	504,349
84,991	Home Depot, Inc.	2,979,785
13,711	Limited Brands, Inc.	421,339
71,565	Lowe’s Cos., Inc.	1,794,850
5,588	RadioShack Corp.	103,322
6,244	Ross Stores, Inc.	394,933
4,644	Sherwin Williams Co.	388,935
37,499	Staples, Inc.	853,852
6,553	Tiffany & Co.	408,055
20,524	TJX Cos., Inc.	911,060
6,719	Urban Outfitters, Inc.*	240,608

		11,550,031

Textiles, Apparel & Luxury Goods (0.5%):
15,368	Coach, Inc.	850,004
19,826	Nike, Inc., Class B	1,693,537
3,354	Polo Ralph Lauren Corp.	372,026
4,499	V.F. Corp.	387,724

		3,303,291

Thrifts & Mortgage Finance (0.1%):
27,296	Hudson City Bancorp, Inc.	347,751
19,192	People’s United Financial, Inc.	268,880

		616,631

Tobacco (1.5%):
108,276	Altria Group, Inc.	2,665,755
7,763	Lorillard, Inc.	637,032
94,099	Philip Morris International, Inc.	5,507,615
17,533	Reynolds American, Inc.	571,926

		9,382,328

Trading Companies & Distributors (0.1%):
7,643	Fastenal Co.	457,892
3,026	W.W. Grainger, Inc.	417,921

		875,813

Wireless Telecommunication Services (0.3%):
20,694	American Tower Corp., Class A*	1,068,638
13,481	MetroPCS Communications, Inc.*	170,265
154,874	Sprint Nextel Corp.*	655,117

		1,894,020

Total Common Stocks (Cost $466,033,254)		593,144,681

Investment Company (2.5%):
15,097,879	Dreyfus Treasury Prime Cash Management, 0.00%(a)	15,097,879

Total Investment Company (Cost $15,097,879)		15,097,879

Total Investment Securities (Cost $481,131,133) (b) — 99.7%		608,242,560
Net other assets (liabilities) — 0.3%		1,613,369

Net Assets — 100.0%		$609,855,929

Percentages indicated are based on net assets as of December 31, 2010.

*	Non-income producing security

†	A Portion of the investment security is segregated as collateral for futures contracts, the aggregate fair value of the segregated security is $1,274,490.

11

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

plc — Public Limited Company

SP ADR—Sponsored American Depositary Receipt

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $360,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2010:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/18/11	259	$16,226,350	$287,616

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Bermuda	0.1%
Canada	— ^
Ireland (Republic of)	0.2
Netherlands	1.0
Panama	0.2
Switzerland	0.4
United States	98.1

100.0%

^	Represents less than 0.05%.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Statement of Assets and Liabilities
December 31, 2010

AZL S&P
500 Index
Fund

Assets:
Investment securities, at cost	$481,131,133

Investment securities, at value	$608,242,560
Segregated cash for collateral	360,000
Dividends receivable	688,437
Receivable for capital shares issued	967,559
Reclaims receivable	347
Receivable for variation margin on futures contracts	1,230
Prepaid expenses	7,305

Total Assets	610,267,438

Liabilities:
Payable for capital shares redeemed	19,971
Payable for variation margin on futures contracts	19,285
Manager fees payable	57,982
Administration fees payable	24,408
Distribution fees payable	122,806
Custodian fees payable	8,417
Administrative and compliance services fees payable	7,321
Trustee fees payable	1,367
Other accrued liabilities	149,952

Total Liabilities	411,509

Net Assets	$609,855,929

Net Assets Consist of:
Capital	$583,042,732
Accumulated net investment income/(loss)	8,925,533
Accumulated net realized gains/(losses) from investment transactions	(109,511,379)
Net unrealized appreciation/(depreciation) on investments	127,399,043

Net Assets	$609,855,929

Class 1
Net Assets	$15,506,109
Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,785,765
Net Asset Value (offering and redemption price per share)	$8.68

Class 2
Net Assets	$594,349,820
Shares of beneficial interest (unlimited number of shares authorized, no par value)	68,722,387
Net Asset Value (offering and redemption price per share)	$8.65

13

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL S&P
500 Index
Fund

Investment Income:
Interest	$130
Dividends	11,781,238

Total Investment Income	11,781,368

Expenses:
Manager fees	1,002,928
Administration fees	268,332
Distribution fees — Class 2	1,438,682
Custodian fees	37,795
Administrative and compliance services fees	25,472
Trustees’ fees	50,735
Professional fees	75,971
Shareholder reports	95,013
Other expenses	130,349

Total expenses before reductions	3,125,277
Less expenses contractually waived/reimbursed by the Manager	(270,682)

Net expenses	2,854,595

Net Investment Income/(Loss)	8,926,773

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	19,808,714
Net realized gains/(losses) on futures transactions	2,519,474
Change in unrealized appreciation/(depreciation) on investments	59,768,667

Net Realized/Unrealized Gains/(Losses) on Investments	82,096,855

Change in Net Assets Resulting From Operations	$91,023,628

14

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Statements of Changes in Net Assets

	AZL S&P 500 Index Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$8,926,773	$7,485,824
Net realized gains/(losses) on investment transactions	22,328,188	6,111,858
Change in unrealized appreciation/(depreciation) on investments	59,768,667	101,915,204

Change in net assets resulting from operations	91,023,628	115,512,886

Dividends to Shareholders:
From net investment income:
Class 1	(233,712)	(55,759)
Class 2	(7,287,633)	(1,767,810)
From net realized gains:
Class 1	(32,194)	—
Class 2	(1,143,990)	—

Change in net assets resulting from dividends to shareholders	(8,697,529)	(1,823,569)

Change in net assets from capital transactions	(194,380,358)	351,410,824

Change in net assets	(112,054,259)	465,100,141
Net Assets:
Beginning of period	721,910,188	256,810,047

End of period	$609,855,929	$721,910,188

Accumulated net investment income/(loss)	$8,925,533	$7,521,333

Capital Transactions:
Class 1
Proceeds from shares issued	1,034,951	2,906,222
Dividends reinvested	265,906	55,759
Value of shares redeemed	(1,843,192)	(2,454,528)

Total Class 1	(542,335)	507,453

Class 2
Proceeds from shares issued	148,132,517	297,215,605
Proceeds from shares issued in merger	—	162,916,800
Dividends reinvested	8,431,623	1,767,810
Value of shares redeemed	(350,402,163)	(110,996,844)

Total Class 2	(193,838,023)	350,903,371

Change in net assets from capital transactions	(194,380,358)	351,410,824

Share Transactions:
Class 1
Issued	129,504	429,748
Reinvested	34,533	7,681
Redeemed	(253,373)	(374,015)

Total Class 1 Shares	(89,336)	63,414

Class 2
Issued	18,843,220	46,234,649
Issued in merger	—	21,928,494
Reinvested	1,097,868	244,510
Redeemed	(43,283,246)	(16,297,445)

Total Class 2 Shares	(23,342,158)	52,110,208

Change in shares	(23,431,494)	52,173,622

15

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					May 14, 2007 to
	Year Ended December 31,				December 31,
	2010	2009		2008	2007(a)

Class 1
Net Asset Value, Beginning of Period	$7.71	$6.16		$9.86	$10.14

Investment Activities:
Net Investment Income	0.14 (b)	0.13	(b)	0.18 (b)	0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.98	1.45		(3.87)	(0.26)

Total from Investment Activities	1.12	1.58		(3.69)	(0.15)

Dividends to Shareholders From:
Net Investment Income	(0.13)	(0.03)		(0.01)	(0.11)
Net Realized Gains	(0.02)	—		— (c)	(0.02)

Total Dividends	(0.15)	(0.03)		(0.01)	(0.13)

Net Asset Value, End of Period	$8.68	$7.71		$6.16	$9.86

Total Return(d)(e)	14.75%	25.69%		(37.46)%	(1.48)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$15,506	$14,462		$11,158	$411
Net Investment Income(f)	1.79%	2.06%		2.67%	1.81%
Expenses Before Reductions(f)(g)	0.29%	0.30%		0.37%	0.53%
Expenses Net of Reductions(f)	0.24%	0.24%		0.26%	0.24%
Portfolio Turnover Rate(e)(h)	13.71%	16.19	%(i)	81.71%	15.95%

(a)	Period from commencement of operations.

(b)	Average shares method used in calculation.

(c)	Represents less than $0.005.

(d)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(i)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 36.67%.

16

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Financial Highlights, continued
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					May 1, 2007 to
	Year Ended December 31,				December 31,
	2010	2009		2008	2007(a)

Class 2
Net Asset Value, Beginning of Period	$7.68	$6.15		$9.86	$10.00

Investment Activities:
Net Investment Income	0.12 (b)	0.12	(b)	0.16 (b)	0.09
Net Realized and Unrealized Gains (Losses) on Investments	0.98	1.44		(3.87)	(0.12)

Total from Investment Activities	1.10	1.56		(3.71)	(0.03)

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.03)		— (c)	(0.09)
Net Realized Gains	(0.02)	—		— (c)	(0.02)

Total Dividends	(0.13)	(0.03)		— (c)	(0.11)

Net Asset Value, End of Period	$8.65	$7.68		$6.15	$9.86

Total Return(d)(e)	14.57%	25.36%		(37.62)%	(0.25)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$594,350	$707,448		$245,652	$27,614
Net Investment Income(f)	1.51%	1.78%		2.29%	1.60%
Expenses Before Reductions(f)(g)	0.54%	0.54%		0.65%	0.73%
Expenses Net of Reductions(f)	0.49%	0.49%		0.51%	0.49%
Portfolio Turnover Rate(d)(h)	13.71%	16.19	%(i)	81.71%	15.95%

(a)	Period from commencement of operations.

(b)	Average shares method used in calculation.

(c)	Represents less than $0.005.

(d)	Not annualized for periods less than one year.

(e)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(f)	Annualized for periods less than one year.

(g)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(i)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 36.67%.

17

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL S&P 500 Index Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2010

information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2010

the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the year ended December 31, 2010, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $15.9 million as of December 31, 2010. The monthly average notional amount for these contracts was $13.0 million for the year ended December 31, 2010.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Receivable for variation	$287,616	Payable for variation	$—
	margin on futures contracts		margin on futures contracts

*	Total Fair Value is presented by Primary Risk Exposure. For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Change in Unrealized
Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/(depreciation) on investments	$2,519,474	$153,990

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of Class 1 and Class 2 is 0.24% and 0.49% respectively through April 30, 2011 and 0.46% and 0.71% respectively effective May 1, 2011 through April 30, 2012.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL S&P 500 Index Fund Class 1	0.17%	0.24%
AZL S&P 500 Index Fund Class 2	0.17%	0.49%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires	Expires	Expires
	12/31/2011	12/31/2012	12/31/2013
AZL S&P 500 Index Fund	$109,374	$222,765	$270,682

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2010

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $18,225 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2010

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total

Investment Securities:
Common Stocks+	$593,144,681	$—	$—	$593,144,681
Investment Company	15,097,879	—	—	15,097,879

Total Investment Securities	608,242,560	—	—	608,242,560

Other Financial Instruments:*
Futures Contracts	287,616	—	—	287,616

Total Investments	$608,530,176	$—	$—	$608,530,176

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other financial instruments would include any derivative instruments, such as futures and forwards. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2010

valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL S&P 500 Index Fund	$80,062,709	$270,335,441

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $493,168,787. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$130,141,436
Unrealized depreciation	(15,067,663)

Net unrealized appreciation	$115,073,773

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2015	12/31/2016
AZL S&P 500 Index Fund	$2,166,424	$94,912,086

During the year ended December 31, 2010, the Fund utilized $4,370,081 in capital loss carryforwards to offset capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2010

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL S&P 500 Index Fund	$8,697,529	$—	$8,697,529

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL S&P 500 Index Fund	$1,823,569	$—	$1,823,569

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed	Accumulated		Accumulated
	Ordinary	Capital and	Unrealized	Earnings
	Income	Other Losses	Appreciation(a)	(Deficit)
AZL S&P 500 Index Fund	$8,817,934	$(97,078,510)	$115,073,773	$26,813,197

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

7. Acquisitions of Funds

On October 23, 2009, the Fund acquired all of the net assets of the AZL First Trust Target Double Play Fund, AZL TargetPLUS Equity Fund and AZL PIMCO Fundamental IndexPLUS Total Return Fund (the “Acquired Funds”), open-end investment companies, pursuant to a plan of reorganization approved by the Acquired Funds shareholders on October 21, 2009. The purpose of the transaction was to combine four funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 17,825,766 shares of the Fund, valued at $132,423,434, for 12,010,548 shares of the AZL First Trust Target Double Play Fund and 11,072,773 shares of the AZL TargetPLUS Equity Fund outstanding on October 23, 2009, and, a taxable exchange of 4,102,728 shares of the Fund, valued at $30,493,366, for 4,633,083 shares of the AZL PIMCO Fundamental IndexPLUS Total Return Fund outstanding on October 23, 2009.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL S&P 500 Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2010, the Fund declared net short-term capital gain distributions of $1,176,138.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

29

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

30

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

31

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

33

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

34

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Schroder Emerging Markets Equity Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Schroder Emerging Markets Equity Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Schroder Emerging Markets Equity Fund and Schroder Investment Management North America Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares) returned 12.40% compared to a 19.20% total return for its benchmark, the MSCI Emerging Markets Index1.
Emerging markets experienced strong growth over the period, in contrast to the debt-laden developed world. The MSCI Emerging Markets Index outperformed the MSCI World Index2 during the period under review.
The strongest performing emerging markets included Asian markets such as Thailand, Malaysia and the Philippines. Latin American markets such as Peru and Chile also performed strongly.
The Fund lagged the benchmark over the period. Country allocation had a slightly negative effect on relative performance, while stock selection was particularly weak due to extremely unusual market conditions. First, the market exhibited a high degree of volatility due to the highly uncertain global economic background. In addition, emerging market investors focused on the potential growth driven by domestic demand, pushing these stocks to bubble-like valuations. As a result, cheap stocks became cheaper and expensive stocks became more expensive.*
Such a market environment was challenging for our long-term fundamentally driven approach. However, during the fourth quarter greater clarity in the developed growth outlook led market performance to broaden. As a result, portfolio performance strongly improved towards the end of 2010.*
The Fund’s underweight positions in South Africa, Chile and Mexico detracted from relative returns, as these markets performed well, driven by strong commodity prices, domestic consumption and receding fears of a “double-dip” recession in the U.S. This underperformance was partially offset by an overweight position in Thailand, which outperformed due to a strong economic recovery.*
Stock selection hurt relative performance in Taiwan, Korea, South Africa, Indonesia, China and Russia due to poor selection in the financials, construction and technology sectors. This was partially offset by positive stock selection in India, where individual holdings in the financial and technology sectors performed strongly, and Turkey, where a drink distributor and an oil refiner experienced strong gains.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Morgan Stanley Capital International (“MSCI”) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

[2]	The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Investors cannot invest directly in an index.

1

AZL® Schroder Emerging Markets Equity Fund Review
Fund Objective
The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund’s subadviser believes to be “emerging market” issuers.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

	Inception	1	3	Since
	Date	Year	Year	Inception

AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	5/6/07	12.61%	-2.19%	3.04%

AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	5/1/06	12.40%	-2.43%	5.42%

MSCI Emerging Markets Index (gross of withholding taxes)	5/1/06	19.20%	-0.03%	9.62%

MSCI Emerging Markets Index (net of withholding taxes)	5/1/06	18.88%	-0.32%	9.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	1.54%

AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	1.79%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager has voluntarily reduced the management fee to 0.95%. Beginning May 1, 2011, the Manager expects to voluntarily reduce the management fee to 1.08%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.40% for Class 1 Shares and 1.65% for Class 2 Shares through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

1     The hypothetical $10,000 investment for the MSCI Emerging Markets Index is calculated from 4/30/06.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Schroder Emerging Markets Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Schroder Emerging Markets Equity Fund	Class 1	$1,000.00	$1,245.20	$6.68	1.18%
	Class 2	1,000.00	1,243.30	8.09	1.43%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

					Annualized
		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Schroder Emerging Markets Equity Fund	Class 1	$1,000.00	$1,019.26	$6.01	1.18%
	Class 2	1,000.00	1,018.00	7.27	1.43%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Schroder Emerging Markets Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Auto Components	0.9%
Automobiles	2.3
Beverages	0.9
Capital Markets	0.3
Chemicals	1.7
Commercial Banks	21.9
Computers & Peripherals	2.1
Construction & Engineering	2.7
Construction Materials	1.5
Diversified Consumer Services	0.1
Diversified Financial Services	1.0
Diversified Telecommunication Services	2.3
Electric Utilities	1.0
Electrical Equipment	0.5
Electronic Equipment, Instruments & Components	1.7
Energy Equipment & Services	0.2
Food & Staples Retailing	0.9
Food Products	0.4
Household Durables	0.7
Household Products	0.6
Independent Power Producers & Energy Traders	0.6
Industrial Conglomerates	1.4
Insurance	3.4
Internet Software & Services	0.4
IT Services	1.9
Machinery	1.6
Media	0.7
Metals & Mining	10.5
Multiline Retail	2.1
Oil, Gas & Consumable Fuels	18.0
Pharmaceuticals	0.2
Real Estate Management & Development	1.5
Semiconductors & Semiconductor Equipment	7.3
Software	0.1
Specialty Retail	0.9
Transportation Infrastructure	0.9
Wireless Telecommunication Services	3.3
Warrants	0.5
Investment Company	0.6

99.6%

*	Investments are shown as a percentage of net assets, not total invesments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (96.0%):
Auto Components (0.9%):
8,652	Hyundai Mobis Co., Ltd.*	$2,166,401
319,368	TAV Havalimanlari Holding A/S*	1,551,197

		3,717,598

Automobiles (2.3%):
53,852	Hyundai Motor Co.*	8,227,121
212,500	PT Astra International Tbk	1,286,039

		9,513,160

Beverages (0.4%):
104,247	Anadolu Efes Biracilik ve Malt Sanayii AS	1,584,519

Capital Markets (0.3%):
848,852	Turkiye Sinai Kalkinma Bankasi AS	1,439,264

Chemicals (1.7%):
19,683	Industries Qatar Q.S.C.	745,772
15,560	LG Chem, Ltd.*	5,358,694
34,600	Uralkali, SP	1,271,335

		7,375,801

Commercial Banks (21.9%):
287,003	Banco Bradesco SA, SP ADR	5,823,291
816,700	Bangkok Bank Public Co., Ltd.	4,130,872
2,439,000	Bank of Communications Co., Ltd., Class H	2,453,695
8,938,832	China Construction Bank	8,002,949
6,510,312	Chinatrust Financial Holding Co., Ltd.	4,784,015
151,188	Commercial International Bank	1,234,707
17,573	Credicorp, Ltd.	2,089,605
184,590	Daegu Bank*	2,536,671
68,965	HDFC Bank, Ltd.	3,624,990
84,525	ICICI Bank, Ltd.	2,161,867
10,714,385	Industrial & Commercial Bank of China	7,969,611
477,043	Itau Unibanco Banco Multiplo SA, SP ADR	11,453,803
1,106,800	Kasikornbank Public Co., Ltd.	4,604,235
6,166	Komercni Banka AS	1,461,982
200,908	OTP Bank Nyrt.*	4,862,739
261,283	PKO Bank Polski SA	3,832,671
3,422,500	PT Bank Mandiri Tbk	2,468,353
1,506,980	Sberbank	5,134,322
132,190	Shinhan Financial Group Co., Ltd.*	6,162,016
753,998	Turkiye Garanti Bankasi AG	3,833,326
196,143	Turkiye Halk Bankasi AS	1,669,706
808,036	Turkiye Is Bankasi, Class C	2,888,674

		93,184,100

Computers & Peripherals (2.1%):
1,311,144	Acer, Inc.	4,055,861
334,250	Asustek Computer, Inc.	3,179,177
44,000	HTC Corp.	1,359,479
315,721	Pegatron Corp.*	455,348

		9,049,865

Construction & Engineering (2.7%):
35,578	GS Engineering & Construction Corp.*	3,636,960
26,390	Hyundai Engineering & Construction Co., Ltd.*	1,680,048
439,900	Jaiprakash Associates, Ltd.	1,045,481
35,708	Larsen & Toubro, Ltd.	1,580,382
224,640	Raubex Group, Ltd.	797,536
76,430	Samsung Heavy Industries Co., Ltd.*	2,815,256

		11,555,663

Construction Materials (1.5%):
520,000	China National Building Material Co., Ltd., Class H	1,191,525
1,139,500	PT Indocement Tunggal Prakarsa Tbk	2,016,725
2,928,427	Taiwan Cement Corp.	3,298,698

		6,506,948

Diversified Consumer Services (0.1%):
30,670	Estacio Participacoes SA	498,966

Diversified Financial Services (1.0%):
240,942	BM&FBOVESPA SA	1,906,658
825,706	FirstRand, Ltd.	2,448,890

		4,355,548

Diversified Telecommunication Services (2.3%):
157,600	Chunghwa Telecom Co., Ltd., ADR	3,982,552
50,120	KT Corp.*	2,055,381
12,654	KT Corp., SP ADR*	263,203
1,116,000	PT Telekomunikasi Indonesia Tbk	987,901
571,652	Turk Telekomunikasyon AS	2,415,240

		9,704,277

Electric Utilities (1.0%):
118,023	Companhia Energetica de Minas Gerais SA, SP ADR	1,958,002
79,101	Companhia Energetica de Minas Gerais, Preferred Shares	1,290,967
48,100	Intergeneration JSC*	—
20,255	KEPCO Plant Service & Engineering Co., Ltd.*	934,638
13,200	Sibenergyholding JSC*	—

		4,183,607

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Electrical Equipment (0.5%):
43,894	Bharat Heavy Electricals, Ltd.	$2,281,023

Electronic Equipment, Instruments & Components (1.7%):
439,601	Hon Hai Precision Industry Co., Ltd.	3,549,478
373,936	Hon Hai Precision Industry Co., Ltd.	1,506,986
52,350	Hon Hai Precision Industry Co., Ltd., GDR, Registered Shares	418,800
848,000	WPG Holdings, Ltd.	1,639,210

		7,114,474

Energy Equipment & Services (0.2%):
2,312,000	China Suntien Green Energy Corp., Class H*	651,195

Food & Staples Retailing (0.9%):
65,400	Companhia Brasileira de Distribuicao Grupo Pao De Acucar, SP ADR	2,745,492
69,446	Shoprite Holdings, Ltd.	1,051,984

		3,797,476

Food Products (0.4%):
685,000	China Mengniu Dairy Co., Ltd.	1,814,995

Household Durables (0.7%):
218,621	Cyrela Brazil Realty SA	2,879,508

Household Products (0.6%):
6,867	LG Household & Health Care, Ltd.*	2,359,244

Independent Power Producers & Energy Traders (0.6%):
87,800	Banpu Public Co., Ltd.	2,306,463

Industrial Conglomerates (1.4%):
258,500	Beijing Enterprises Holdings, Ltd.	1,602,602
1,173,940	Far Eastern Textile, Ltd.	1,991,324
2,476,000	Poly Hong Kong Investment, Ltd.	2,420,248

		6,014,174

Insurance (3.4%):
1,012,975	Cathay Financial Holding Co., Ltd.	1,798,301
691,000	Ping An Insurance Group Co. of China	7,723,030
25,253	Samsung Fire & Marine Insurance Co., Ltd.	5,005,397

		14,526,728

Internet Software & Services (0.4%):
74,600	Tencent Holdings, Ltd.	1,620,585

IT Services (1.9%):
76,075	Infosys Technologies, Ltd.	5,852,328
88,113	Tata Consultancy Services, Ltd.	2,288,629

		8,140,957

Machinery (1.6%):
575,800	Changsha Zoomlion Heavy Industry Science & Technology Development Co., Ltd., Class H*	1,300,858
4,327	Hyundai Heavy Industries Co., Ltd.*	1,687,758
82,000	Iochpe-Maxion SA	1,190,903
972,000	PT United Tractors Tbk	2,566,805

		6,746,324

Media (0.7%):
150,230	Cheil Worldwide, Inc.*	1,832,938
43,900	CTC Media, Inc.	1,028,577

		2,861,515

Metals & Mining (8.5%):
24,385	African Rainbow Minerals, Ltd.	778,783
53,000	Bradespar SA, Preferred Shares	1,384,118
97,300	Cherepovets MK Severstal	1,640,969
3,542,380	China Steel Corp.	4,071,838
31,267	Compania de Minas Buenaventura SA, SP ADR	1,530,832
191,800	Gerdau SA, SP ADR	2,683,282
74,069	Gold Fields, Ltd.	1,358,249
1,719,000	Hidili Industry International Development, Ltd.	1,449,717
57,596	Impala Platinum Holdings, Ltd.	2,039,233
11,619	KGHM Polska Miedz SA	681,145
62,503	Mechel, SP ADR	1,826,962
120,624	Mining & Metallurgical Co. Norilsk Nickel, SP ADR	2,899,801
6,250	POSCO	2,677,159
73,600	Southern Copper Corp.	3,587,264
128,118	Tata Steel, Ltd.	1,945,098
161,800	Vale SA, SP ADR	5,593,426

		36,147,876

Multiline Retail (2.1%):
836,000	Golden Eagle Retail Group, Ltd.	2,059,339
18,623	Hyundai Dept. Store*	2,288,765
61,400	Lojas Renner SA	2,086,934
1,575,000	Parkson Retail Group, Ltd.	2,425,578

		8,860,616

Oil, Gas & Consumable Fuels (18.0%):
782,000	China Shenhua Energy Co., Ltd.	3,278,811
3,873,000	CNOOC, Ltd.	9,215,571

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued

28,467	Eurasia Drilling Co., Ltd., GDR Registered Shares	$926,495
74,150	LUKOIL, SP ADR	4,242,863
40,956	MOL Hungarian Oil & Gas Nyrt.*	4,097,463
14,150	Novatek Oao	1,689,168
523,791	OAO Gazprom, SP ADR	13,325,243
93,600	OGX Petroleo e Gas Participacoes SA*	1,128,030
2,316,000	PetroChina Co., Ltd.	3,042,707
170,852	Petroleo Brasileiro SA, SP ADR, Class A	5,838,013
155,701	Petroleo Brasileiro SA, SP ADR	5,891,726
96,799	Polski Koncern Naftowy Orlen SA*	1,500,497
455,500	PTT PCL	4,834,636
156,302	Reliance Industries, Ltd.	3,700,743
361,250	Rosneft Oil Co.	2,588,524
9,839	Sasol, Ltd.	517,883
20,055	SK Energy Co., Ltd.*	3,419,853
1,185,500	Thai Oil Public Co., Ltd.	3,072,307
83,387	Turkish Petroleum Refineries Corp.	2,091,100
19,156	Ultrapar Participacoes SA, Preferred Shares	1,225,142
12,700	Ultrapar Participacoes SA, SP ADR	820,674

		76,447,449

Pharmaceuticals (0.2%):
121,152	Glenmark Pharmaceuticals, Ltd.	981,055

Real Estate Management & Development (1.5%):
186,000	BR Malls Participacoes SA	1,917,155
126,400	BR Properties SA	1,383,124
7,768,420	Franshion Properties China, Ltd.	2,336,611
584,899	Talaat Moustafa Group*	869,664

		6,506,554

Semiconductors & Semiconductor Equipment (7.3%):
23,730	Hynix Semiconductor, Inc.*	507,818
22,238	Samsung Electronics Co., Ltd.	18,586,836
4,886,110	Taiwan Semiconductor Manufacturing Co., Ltd.	11,912,296

		31,006,950

Software (0.1%):
22,900	AsiaInfo Holdings, Inc.*	379,453

Specialty Retail (0.9%):
1,449,000	Belle International Holdings, Ltd.	2,448,905
104,621	Foschini, Ltd.	1,432,067

		3,880,972

Transportation Infrastructure (0.9%):
112,964	Companhia de Concessoes Rodoviarias	3,193,010
40,894	Globaltrans Investment plc, SP GDR, Registered Shares	695,227

		3,888,237

Wireless Telecommunication Services (3.3%):
864,000	China Mobile, Ltd.	8,576,570
68,973	Mobile TeleSystems, SP ADR	1,439,467
46,916	MTN Group, Ltd.	958,645
48,312	Vivo Participacoes SA, SP ADR	1,574,488
347,600	ZTE Corp., Class H	1,381,426

		13,930,596

Total Common Stocks (Cost $308,254,123)		407,813,735

Preferred Stocks (2.5%):
Beverages (0.5%):
66,000	Companhia de Bebidas das Americas, SP ADR, Preferred Shares	2,047,980

Metals & Mining (2.0%):
279,500	Vale SA, SP ADR, Preferred Shares	8,446,490

Total Preferred Stocks (Cost $5,034,309)		10,494,470

Warrant (0.5%):
Diversified Financial Services (0.5%):
703,008	Sberbank*(a)	2,397,257

Total Warrant (Cost $1,621,695)		2,397,257

Investment Company (0.6%):
2,398,762	Dreyfus Treasury Prime Cash Management, 0.00%(b)	2,398,762

Total Investment Company (Cost $2,398,762)		2,398,762

Total Investment Securities (Cost $317,308,889)(c) — 99.6%		423,104,224
Net other assets (liabilities) — 0.4%		1,682,618

Net Assets — 100.0%		$424,786,842

Percentages indicated are based on net assets as of December 31, 2010.

GDR—Global Depositary Receipt

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2010

plc—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

*	Non-income producing security

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The rate represents the effective yield at December 31, 2010.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Belize	0.3%
Bermuda	0.5
Brazil	17.2
Cayman Islands	0.6
China	7.1
Cyprus	0.2
Czech Republic	0.3
Egypt	0.5
Hong Kong	9.7
Hungary	2.1
India	6.0
Indonesia	2.2
Peru	0.4
Poland	1.4
Qatar	0.2
Republic of Korea (South)	17.6
Russian Federation	8.5
Saudi Arabia	— ^
South Africa	2.7
Taiwan	11.3
Thailand	4.5
Tokelau	0.4
Turkey	3.8
United Kingdom	0.6
United States	1.9

100.0%

^	Represents less than 0.05%.

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Schroder
Emerging Markets
Equity Fund

Assets:
Investment securities, at cost	$317,308,889

Investment securities, at value	$423,104,224
Dividends receivable	266,845
Foreign currency, at value (cost $1,691,378)	1,747,113
Receivable for capital shares issued	247,992
Receivable for investments sold	75,368
Reclaims receivable	22,468
Prepaid expenses	5,193

Total Assets	425,469,203

Liabilities:
Payable for investments purchased	69,749
Payable for capital shares redeemed	38,922
Manager fees payable	333,984
Administration fees payable	17,949
Distribution fees payable	77,884
Custodian fees payable	82,770
Administrative and compliance services fees payable	3,316
Trustee fees payable	599
Other accrued liabilities	57,188

Total Liabilities	682,361

Net Assets	$424,786,842

Net Assets Consist of:
Capital	$322,956,489
Accumulated net investment income/(loss)	1,195,169
Accumulated net realized gains/(losses) from investment transactions	(5,216,098)
Net unrealized appreciation/(depreciation) on investments	105,851,282

Net Assets	$424,786,842

Class 1
Net Assets	$47,961,636
Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,474,193
Net Asset Value (offering and redemption price per share)	$8.76

Class 2
Net Assets	$376,825,206
Shares of beneficial interest (unlimited number of shares authorized, no par value)	43,115,997
Net Asset Value (offering and redemption price per share)	$8.74

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Schroder
Emerging Markets
Equity Fund

Investment Income:
Dividends	$9,709,477
Foreign withholding tax	(746,982)

Total Investment Income	8,962,495

Expenses:
Manager fees	4,724,071
Administration fees	195,523
Distribution fees — Class 2	846,809
Custodian fees	468,556
Administrative and compliance services fees	15,013
Trustees’ fees	30,770
Professional fees	44,979
Shareholder reports	70,806
Other expenses	18,534

Total expenses before reductions	6,415,061
Less expenses voluntarily waived/reimbursed by the Manager	(1,067,884)

Net expenses	5,347,177

Net Investment Income/(Loss)	3,615,318

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	58,763,821
Net realized gains/(losses) on forward foreign currency contracts	30,221
Net realized gains/(losses) on futures transactions	(189,543)
Change in unrealized appreciation/(depreciation) on investments	(19,584,987)

Net Realized/Unrealized Gains/(Losses) on Investments	39,019,512

Change in Net Assets Resulting From Operations	$42,634,830

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Statements of Changes in Net Assets

	AZL Schroder Emerging
	Markets Equity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$3,615,318	$2,242,291
Net realized gains/(losses) on investment transactions	58,604,499	2,262,190
Change in unrealized appreciation/(depreciation) on investments	(19,584,987)	163,737,182

Change in net assets resulting from operations	42,634,830	168,241,663

Dividends to Shareholders:
From net investment income:
Class 1	(354,482)	(143,222)
Class 2	(1,824,654)	(552,019)

Change in net assets resulting from dividends to shareholders	(2,179,136)	(695,241)

Change in net assets from capital transactions	(38,601,981)	34,209,934

Change in net assets	1,853,713	201,756,356
Net Assets:
Beginning of period	422,933,129	221,176,773

End of period	$424,786,842	$422,933,129

Accumulated net investment income/(loss)	$1,195,169	$940,085

Capital Transactions:
Class 1
Proceeds from shares issued	410,603	680,945
Dividends reinvested	354,482	143,222
Value of shares redeemed	(7,286,367)	(7,463,134)

Total Class 1	(6,521,282)	(6,638,967)

Class 2
Proceeds from shares issued	81,555,078	95,905,490
Dividends reinvested	1,824,654	552,019
Value of shares redeemed	(115,460,431)	(55,608,608)

Total Class 2	(32,080,699)	40,848,901

Change in net assets from capital transactions	(38,601,981)	34,209,934

Share Transactions:
Class 1
Issued	52,657	95,110
Reinvested	44,645	20,201
Redeemed	(924,092)	(1,296,945)

Total Class 1 Shares	(826,790)	(1,181,634)

Class 2
Issued	10,206,763	16,632,395
Reinvested	230,095	77,969
Redeemed	(15,071,012)	(10,024,679)

Total Class 2 Shares	(4,634,154)	6,685,685

Change in shares	(5,460,944)	5,504,051

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				May 6, 2007
	Year Ended December 31,			to December 31,
	2010	2009	2008	2007(a)

Class 1
Net Asset Value, Beginning of Period	$7.84	$4.56	$13.77	$11.64

Investment Activities:
Net Investment Income	0.10	0.06 (b)	0.03	0.04
Net Realized and Unrealized Gains (Losses) on Investments	0.88	3.24	(6.38)	2.10

Total from Investment Activities	0.98	3.30	(6.35)	2.14

Dividends to Shareholders From:
Net Investment Income	(0.06)	(0.02)	(0.04)	(0.01)
Net Realized Gains	—	—	(2.82)	—

Total Dividends	(0.06)	(0.02)	(2.86)	(0.01)

Net Asset Value, End of Period	$8.76	$7.84	$4.56	$13.77

Total Return(c)(d)	12.61%	72.46%	(51.82)%	19.23%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$47,962	$49,392	$34,118	$359
Net Investment Income(e)	1.19%	0.99%	0.78%	0.32%
Expenses Before Reductions(e)(f)	1.45%	1.54%	1.70%	1.69%
Expenses Net of Reductions(e)	1.17%	1.26%	1.41%	1.40%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.17%	1.26%	1.42%	1.40%
Portfolio Turnover Rate(c)(h)	101.09%	99.85%	158.76%	192.53%

(a)	Period from commencement of operations.

(b)	Average shares method used in calculation.

(c)	Not annualized for periods less than one year.

(d)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

12

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Financial Highlights, continued
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					May 1, 2006
	Year Ended December 31,				to December 31,
	2010	2009	2008	2007	2006(a)

Class 2
Net Asset Value, Beginning of Period	$7.82	$4.56	$13.76	$10.56	$10.00

Investment Activities:
Net Investment Income	0.08	0.04 (b)	0.02	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Investments	0.89	3.23	(6.38)	3.17	0.55

Total from Investment Activities	0.97	3.27	(6.36)	3.20	0.57

Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.01)	(0.02)	— (c)	(0.01)
Net Realized Gains	—	—	(2.82)	—	—

Total Dividends	(0.05)	(0.01)	(2.84)	— (c)	(0.01)

Net Asset Value, End of Period	$8.74	$7.82	$4.56	$13.76	$10.56

Total Return(d)(e)	12.40%	71.78%	(51.89)%	30.32%	5.70%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$376,825	$373,541	$187,058	$249,236	$93,712
Net Investment Income(f)	0.91%	0.68%	0.86%	0.40%	0.32%
Expenses Before Reductions(f)(g)	1.70%	1.79%	1.95%	1.96%	2.53%
Expenses Net of Reductions(f)	1.42%	1.51%	1.66%	1.65%	1.55%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(f)(h)	1.42%	1.51%	1.67%	1.65%	1.55%
Portfolio Turnover Rate(e)(i)	101.09%	99.85%	158.76%	192.53%	36.16%

(a)	Period from commencement of operations.

(b)	Average shares method used in calculation.

(c)	Represents less than $0.005.

(d)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(h)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(i)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

13

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Schroder Emerging Markets Equity Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment,

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. As of December 31, 2010, the Fund did not hold any foreign currency exchange contracts. During the year ended December 31, 2010, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2010, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. As of December 31, 2010, the Fund did not hold any futures contracts. During the year ended December 31, 2010, the Fund had limited activity in these transactions.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2010.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

			Change in Unrealized
			Appreciation/
	Location of Gain/(Loss)	Realized Gain/(Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward foreign currency contracts/change in unrealized appreciation/(depreciation) on investments	$30,221	$—
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/(depreciation) on investments	(189,543)	—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Schroder Investment Management North America Inc., (“Schroder”), Schroder provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Schroder Investment Management North America Ltd. (Schroder Ltd.), an affiliate of Schroder, serves as the Sub-subadviser to the Fund and is responsible for day-to-day management of the Fund’s assets. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. For its services the Sub-subadviser is entitled to a fee payable by the Subadviser. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expenses (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of Class 1 is 1.40% and for Class 2 is 1.65%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Schroder Emerging Markets Equity Fund Class 1	1.23%	1.40%
AZL Schroder Emerging Markets Equity Fund Class 2	1.23%	1.65%

*	The Manager voluntarily reduced the management fee to 0.95%. Beginning May 1, 2011, the Manager expects to voluntarily reduce the management fee to 1.08% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $11,457 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks:
Commercial Banks	$19,366,699	$73,817,401	$—	$93,184,100
Diversified Consumer Services	498,966	—	—	498,966
Diversified Financial Services	1,906,658	2,448,890	—	4,355,548
Diversified Telecommunication Services	4,245,755	5,458,522	—	9,704,277
Electric Utilities	3,248,969	934,638	—	4,183,607
Electric Equipment, Instruments & Components	418,800	6,695,674	—	7,114,474
Food & Staples Retailing	2,745,492	1,051,984	—	3,797,476
Household Durables	2,879,508	—	—	2,879,508
Machinery	2,491,761	4,254,563	—	6,746,324
Media	1,028,577	1,832,938	—	2,861,515
Metals & Mining	19,505,685	16,642,191	—	36,147,876
Multiline Retail	2,086,934	6,773,682	—	8,860,616
Oil, Gas & Consumable Fuels	32,471,691	43,975,758	—	76,447,449
Real Estate Management & Development	3,300,279	3,206,275	—	6,506,554
Software	379,453	—	—	379,453
Transportation Infrastructure	3,193,010	695,227	—	3,888,237
Wireless Telecommunication Services	3,013,955	10,916,641	—	13,930,596
All Other Common Stocks+	—	126,327,159	—	126,327,159
Preferred Stocks	10,494,470	—	—	10,494,470
Warrant	—	2,397,257	—	2,397,257
Investment Company	2,398,762	—	—	2,398,762

Total Investment Securities	$115,675,424	$307,428,800	$—	$423,104,224

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Schroder Emerging Markets Equity Fund	$384,742,919	$425,550,209

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2010

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $328,049,747. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$109,378,862
Unrealized depreciation	(14,324,385)

Net unrealized appreciation	$95,054,477

During the year ended December 31, 2010, the Fund utilized $53,929,002 in capital loss carryforwards to offset capital gains.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $359,720 of deferred post October currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$2,179,136	$—	$2,179,136

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$695,241	$—	$695,241

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated		Total
	Ordinary	Long-Term	Capital and	Unrealized	Accumulated
	Income	Capital Gains	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Schroder Emerging Markets Equity Fund	$2,607,667	$4,471,982	$(359,720)	$95,110,424	$101,830,353

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Schroder Emerging Markets Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 6.01% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

25

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

26

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

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Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Small Cap Stock Index Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Small Cap Stock Index Fund returned 25.49%1. That compared to a 26.31% total return for its benchmark, the S&P SmallCap 600 Index2.
The Fund attempts to replicate the performance of the S&P SmallCap 600 index of U.S. stocks. As the 12-month period began, U.S. stocks performed well, aided by preliminary signs of improvement in U.S. unemployment figures and strong corporate earnings. However, stocks suffered a setback midway through the period, due in large part to fallout from the European sovereign debt crisis, a stalled job market in the U.S. and concerns related to the May “flash crash.” Those factors led to fears of a “double-dip” recession.
Those fears receded later in the period as the U.S. job market began to grow and the midterm election results were perceived as good news for the capital markets. Equities rebounded in that environment and finished the 12-month period with strong returns.
Among small-cap stock sectors, the period’s best performers were energy, consumer discretionary and industrials. While telecommunication services showed positive returns for the period, it was the weakest performing sector during the period, followed by utilities and materials.*
The underperformance of the Fund against its benchmark was the result of Fund expenses that are not reflected in the Index.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

[2]	The S&P SmallCap 600 covers approximately 3% of the domestic equities market. Measuring the small cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. Investors cannot invest directly in an index.

1

AZL® Small Cap Stock Index Fund Review
Fund Objective
The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600® Index (the “Index”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a representative sample of stocks included in the Index and in futures whose performance is related to the index, rather than attempting to replicate the Index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.
The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

			Since
	1	3	Inception
	Year	Year	(4/30/07)

AZL® Small Cap Stock Index Fund	25.49%	2.66%	0.51%

S&P SmallCap 600 Index	26.31%	3.01%	0.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Small Cap Stock Index Fund	0.67%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense) to 0.58% through April 30, 2011 and 0.71% effective May 1, 2011 through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the S&P SmallCap 600 Index, an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Small Cap Stock Index Fund	$1,000.00	$1,270.90	$3.32	0.58%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Small Cap Stock Index Fund	$1,000.00	$1,022.28	$2.96	0.58%

*	Expenses are actual to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Small Cap Stock Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Aerospace & Defense	2.9%
Air Freight & Logistics	0.4
Airlines	0.3
Auto Components	0.3
Automobiles	0.1
Beverages	0.2
Biotechnology	1.3
Building Products	0.9
Capital Markets	0.9
Chemicals	1.8
Commercial Banks	5.8
Commercial Services & Supplies	2.3
Communications Equipment	2.2
Computers & Peripherals	0.9
Construction & Engineering	0.9
Construction Materials	0.6
Consumer Finance	0.9
Containers & Packaging	0.1
Distributors	— ^
Diversified Consumer Services	1.3
Diversified Financial Services	0.4
Diversified Telecommunication Services	0.4
Electric Utilities	1.1
Electrical Equipment	1.5
Electronic Equipment, Instruments & Components	3.9
Energy Equipment & Services	3.1
Food & Staples Retailing	1.1
Food Products	1.7
Gas Utilities	1.8
Health Care Equipment & Supplies	3.8
Health Care Providers & Services	4.8
Health Care Technology	0.5
Hotels, Restaurants & Leisure	2.9
Household Durables	1.0
Household Products	0.2
Industrial Conglomerates	0.3
Insurance	2.4
Internet & Catalog Retail	0.6
Internet Software & Services	1.2
IT Services	1.6
Leisure Equipment & Products	1.0
Life Sciences Tools & Services	0.9
Machinery	4.0
Media	0.9
Metals & Mining	0.9
Multi-Utilities	0.6
Multiline Retail	0.1
Oil, Gas & Consumable Fuels	2.2
Paper & Forest Products	1.0
Personal Products	0.1
Pharmaceuticals	1.2
Professional Services	0.9
Real Estate Investment Trusts (REITs)	7.5
Real Estate Management & Development	0.1
Road & Rail	0.8
Semiconductors & Semiconductor Equipment	5.8
Software	3.6
Specialty Retail	4.1
Textiles, Apparel & Luxury Goods	2.6
Thrifts & Mortgage Finance	0.5
Tobacco	0.1
Trading Companies & Distributors	0.4
Water Utilities	0.1
Wireless Telecommunication Services	0.2
Investment Company	1.5

99.5%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

^	Represents less than 0.05%.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (98.0%):
Aerospace & Defense (2.9%):
15,936	AAR Corp.*	$437,762
6,104	Aerovironment, Inc.*	163,770
3,648	American Science & Engineering, Inc.	310,919
5,440	Applied Signal Technology, Inc.	206,122
10,108	Ceradyne, Inc.*	318,705
6,404	Cubic Corp.	301,949
18,709	Curtiss-Wright Corp.	621,139
12,206	Esterline Technologies Corp.*	837,210
23,967	Gencorp, Inc.*	123,909
18,428	Moog, Inc., Class A*	733,435
23,540	Orbital Sciences Corp.*	403,240
14,731	Teledyne Technologies, Inc.*	647,722
6,679	Triumph Group, Inc.	597,169

		5,703,051

Air Freight & Logistics (0.4%):
11,778	Forward Air Corp.	334,260
15,144	HUB Group, Inc., Class A*	532,160

		866,420

Airlines (0.3%):
6,096	Allegiant Travel Co.	300,167
22,341	SkyWest, Inc.	348,966

		649,133

Auto Components (0.3%):
7,763	Drew Industries, Inc.	176,376
13,246	Spartan Motors, Inc.	80,668
7,916	Standard Motor Products, Inc.	108,449
9,441	Superior Industries International, Inc.	200,338

		565,831

Automobiles (0.1%):
11,823	Winnebago Industries, Inc.*	179,710

Beverages (0.2%):
3,694	Boston Beer Co., Inc. (The), Class A*	351,262

Biotechnology (1.3%):
15,164	ArQule, Inc.*	89,013
24,067	Cubist Pharmaceuticals, Inc.*	515,034
8,741	Emergent Biosolutions, Inc.*	205,064
13,591	Martek Biosciences Corp.*	425,398
29,488	Regeneron Pharmaceuticals, Inc.*	968,091
28,519	Savient Pharmaceuticals, Inc.*	317,701

		2,520,301

Building Products (0.9%):
4,833	AAON, Inc.	136,339
11,415	Apogee Enterprises, Inc.	153,760
12,304	Gibraltar Industries, Inc.*	166,965
18,914	Griffon Corp.*	240,964
6,839	NCI Building Systems, Inc.*	95,678
15,268	Quanex Building Products Corp.	289,634
16,049	Simpson Manufacturing Co., Inc.	496,075
7,831	Universal Forest Products, Inc.	304,626

		1,884,041

Capital Markets (0.9%):
16,997	Investment Technology Group, Inc.*	278,241
14,643	Labranche & Co., Inc.*	52,715
17,254	OptionsXpress Holdings, Inc.	270,370
6,489	Piper Jaffray Cos., Inc.*	227,180
14,280	Stifel Financial Corp.*	885,931
11,937	SWS Group, Inc.	60,282
16,247	Tradestation Group, Inc.*	109,667

		1,884,386

Chemicals (1.8%):
8,709	American Vanguard Corp.	74,375
10,201	Arch Chemicals, Inc.	386,924
11,577	Balchem Corp.	391,418
22,860	Calgon Carbon Corp.*	345,643
19,879	H.B. Fuller Co.	407,917
6,599	LSB Industries, Inc.*	160,092
12,527	OM Group, Inc.*	482,415
4,633	Penford Corp.*	28,308
37,966	PolyOne Corp.*	474,195
4,619	Quaker Chemical Corp.	192,474
12,782	Schulman, Inc.	292,580
3,141	Stepan Co.	239,564
8,834	Zep, Inc.	175,620

		3,651,525

Commercial Banks (5.8%):
5,312	Bank of the Ozarks, Inc.	230,275
31,056	Boston Private Financial Holdings, Inc.	203,417
6,292	City Holding Co.	227,959
15,967	Columbia Banking System, Inc.	336,265
13,464	Community Bank System, Inc.	373,895
126,583	First Bancorp*	58,228
38,300	First Commonwealth Financial Corp.	271,164
23,564	First Financial Bancorp	435,463
8,464	First Financial Bankshares, Inc.	433,187
30,060	First Midwest Bancorp, Inc.	346,291
29,188	Glacier Bancorp, Inc.	441,031
11,978	Hancock Holding Co.	417,553
61,498	Hanmi Financial Corp.*	70,723
8,892	Home Bancshares, Inc.	195,891
8,609	Independent Bank Corp.	232,873
15,421	Nara Bancorp, Inc.*	151,434
51,180	National Penn Bancshares, Inc.	410,975
13,992	NBT Bancorp, Inc.	337,907
38,586	Old National Bancorp	458,788

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Commercial Banks, continued

13,670	Pinnacle Financial Partners, Inc.*	$185,639
23,759	PrivateBancorp, Inc.	341,654
10,064	S & T Bancorp, Inc.	227,346
16,473	Signature Bank*	823,650
6,996	Simmons First National Corp., Class A	199,386
10,905	Sterling Bancorp	114,175
41,388	Sterling Bancshares, Inc.	290,544
52,679	Susquehanna Bancshares, Inc.	509,933
14,929	Texas Capital Bancshares, Inc.*	317,540
3,360	Tompkins Financial Corp.	131,578
12,135	UMB Financial Corp.	502,632
46,482	Umpqua Holdings Corp.	566,151
15,575	United Bankshares, Inc.	454,790
38,416	United Community Banks, Inc.*	74,911
39,225	Whitney Holding Corp.	555,034
37,154	Wilmington Trust Corp.	161,248
7,916	Wilshire Bancorp, Inc.	60,320
13,948	Wintrust Financial Corp.	460,702

		11,610,552

Commercial Services & Supplies (2.3%):
19,074	ABM Industries, Inc.	501,646
4,135	Consolidated Graphics, Inc.*	200,258
7,587	G & K Services, Inc., Class A	234,514
26,154	Geo Group, Inc. (The)*	644,958
26,748	Healthcare Services Group, Inc.	435,190
26,089	Interface, Inc.	408,293
14,790	Mobile Mini, Inc.*	291,215
4,793	Standard Register Co. (The)	16,344
16,545	Sykes Enterprises, Inc.*	335,202
25,064	Tetra Tech, Inc.*	628,104
9,395	United Stationers, Inc.*	599,495
8,198	Viad Corp.	208,803

		4,504,022

Communications Equipment (2.2%):
50,139	Arris Group, Inc.*	562,560
4,754	Bel Fuse, Inc., Class B	113,621
7,182	Black Box Corp.	274,999
17,528	Blue Coat Systems, Inc.*	523,561
11,224	Comtech Telecommunications Corp.	311,241
10,201	Digi International, Inc.*	113,231
6,220	EMS Technologies, Inc.*	123,032
39,531	Harmonic, Inc.*	338,781
14,544	NETGEAR, Inc.*	489,842
11,977	Network Equipment Technologies, Inc.*	55,453
7,835	Oplink Communications, Inc.*	144,712
7,442	PC-Tel, Inc.*	44,652
17,619	Symmetricom, Inc.*	124,919
27,840	Tekelec*	331,574
4,271	Tollgrade Communications, Inc.*	39,635
16,662	ViaSat, Inc.*	739,959

		4,331,772

Computers & Peripherals (0.9%):
11,768	Avid Technology, Inc.*	205,469
9,443	Compellent Technologies, Inc.*	260,532
9,569	Hutchinson Technology, Inc.*	35,501
19,527	Intermec, Inc.*	247,212
9,115	Intevac, Inc.*	127,701
3,210	NCI, Inc., Class A*	73,798
12,853	Novatel Wireless, Inc.*	122,746
8,386	Stratasys, Inc.*	273,719
10,195	Super Micro Computer, Inc.*	117,650
13,846	Synaptics, Inc.*	406,796

		1,871,124

Construction & Engineering (0.9%):
15,375	Comfort Systems USA, Inc.	202,489
14,264	Dycom Industries, Inc.*	210,394
26,967	Emcor Group, Inc.*	781,504
15,920	Insituform Technologies, Inc.*	422,039
10,924	Orion Marine Group, Inc.*	126,718

		1,743,144

Construction Materials (0.6%):
17,930	Eagle Materials, Inc.	506,522
24,575	Headwaters, Inc.*	112,554
11,286	Texas Industries, Inc.	516,673

		1,135,749

Consumer Finance (0.9%):
12,003	Cash America International, Inc.	443,271
20,213	EZCORP, Inc., Class A*	548,379
12,300	First Cash Financial Services, Inc.*	381,177
6,353	World Acceptance Corp.*	335,438

		1,708,265

Containers & Packaging (0.1%):
14,343	Myers Industries, Inc.	139,701

Distributors (0.0%):
7,651	Audiovox Corp., Class A*	66,028

Diversified Consumer Services (1.3%):
7,295	American Public Education*	271,666
6,713	Capella Education Co.*	446,951
12,853	Coinstar, Inc.*	725,423
34,271	Corinthian Colleges, Inc.*	178,552
25,278	Hillenbrand, Inc.	526,035
3,964	Pre-paid Legal Services, Inc.*	238,831
8,480	Universal Technical Institute, Inc.	186,730

		2,574,188

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Diversified Financial Services (0.4%):
17,139	Interactive Brokers Group, Inc., Class A	$305,417
6,925	Portfolio Recovery Associates, Inc.*	520,760

		826,177

Diversified Telecommunication Services (0.4%):
3,686	Atlantic Tele-Network, Inc.	141,321
12,518	Cbeyond, Inc.*	191,275
15,821	General Communication, Inc., Class A*	200,294
13,447	Neutral Tandem, Inc.*	194,175

		727,065

Electric Utilities (1.1%):
12,641	ALLETE, Inc.	471,004
5,326	Central Vermont Public Service Corp.	116,426
17,295	El Paso Electric Co.*	476,131
20,466	UIL Holdings Corp.	613,162
14,786	Unisource Energy Corp.	529,930

		2,206,653

Electrical Equipment (1.5%):
13,572	A.O. Smith Corp.	516,822
5,066	AZZ, Inc.	202,691
19,048	Belden CDT, Inc.	701,347
21,334	Brady Corp., Class A	695,702
7,729	Encore Wire Corp.	193,843
10,307	II-VI, Inc.*	477,832
3,603	Powell Industries, Inc.*	118,467
7,965	Vicor Corp.	130,626

		3,037,330

Electronic Equipment, Instruments & Components (3.9%):
8,101	Agilysys, Inc.*	45,609
11,433	Anixter International, Inc.	682,893
24,727	Benchmark Electronics, Inc.*	449,042
27,378	Brightpoint, Inc.*	239,010
16,094	Checkpoint Systems, Inc.*	330,732
16,248	Cognex Corp.	478,016
13,883	CTS Corp.	153,546
14,309	Daktronics, Inc.	227,799
6,957	DTS, Inc.*	341,241
9,692	Electro Scientific Industries, Inc.*	155,363
6,562	Faro Technologies, Inc.*	215,496
10,214	Gerber Scientific, Inc.*	80,384
18,786	Insight Enterprises, Inc.*	247,224
9,021	Littlelfuse, Inc.	424,528
7,326	LoJack Corp.*	47,326
9,889	Mercury Computer Systems, Inc.*	181,760
14,944	Methode Electronics, Inc.	193,824
6,159	MTS Systems Corp.	230,716
14,920	Newport Corp.*	259,160
7,575	OSI Systems, Inc.*	275,427
8,376	Park Electrochemical Corp.	251,280
16,429	Plexus Corp.*	508,313
16,870	Pulse Electronics Corp.	89,748
9,871	RadiSys Corp.*	87,852
11,526	Rofin-Sinar Technologies, Inc.*	408,482
6,425	Rogers Corp.*	245,756
10,847	ScanSource, Inc.*	346,019
9,582	SYNNEX Corp.*	298,959
17,553	TTM Technologies, Inc.*	261,715

		7,757,220

Energy Equipment & Services (3.1%):
9,383	Basic Energy Services, Inc.*	154,632
14,702	Bristow Group, Inc.*	696,140
7,690	CARBO Ceramics, Inc.	796,223
5,815	Gulf Island Fabrication, Inc.	163,867
9,451	Hornbeck Offshore Services, Inc.*	197,337
61,865	ION Geophysical Corp.*	524,615
12,198	Lufkin Industries, Inc.	761,033
10,725	Matrix Service Co.*	130,630
20,512	Oil States International, Inc.*	1,314,614
21,997	Pioneer Drilling Co.*	193,793
8,620	Seacor Holdings, Inc.	871,396
4,885	Seahawk Drilling, Inc.*	43,721
30,922	TETRA Technologies, Inc.*	367,044

		6,215,045

Food & Staples Retailing (1.1%):
7,470	Andersons, Inc. (The)	271,534
15,360	Casey’s General Stores, Inc.	652,954
4,941	Nash Finch Co.	210,042
3,720	Seneca Foods Corp., Class A*	100,366
9,189	Spartan Stores, Inc.	155,753
19,549	United Natural Foods, Inc.*	717,057

		2,107,706

Food Products (1.7%):
5,424	Cal-Maine Foods, Inc.	171,290
4,883	Calavo Growers, Inc.	112,553
33,469	Darling International, Inc.*	444,468
8,917	Diamond Foods, Inc.	474,206
17,393	Hain Celestial Group, Inc.*	470,655
5,787	J & J Snack Foods Corp.	279,165
7,846	Sanderson Farms, Inc.	307,171
18,758	Snyders-Lance, Inc.	439,687
14,367	TreeHouse Foods, Inc.*	734,010

		3,433,205

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Gas Utilities (1.8%):
9,051	Laclede Group, Inc. (The)	$330,724
16,740	New Jersey Resources Corp.	721,661
10,812	Northwest Natural Gas Co.	502,434
29,264	Piedmont Natural Gas Co., Inc.	818,221
12,124	South Jersey Industries, Inc.	640,390
18,484	Southwest Gas Corp.	677,808

		3,691,238

Health Care Equipment & Supplies (3.8%):
9,075	Abaxis, Inc.*	243,664
27,564	Align Technology, Inc.*	538,601
31,033	American Medical Systems Holdings, Inc.*	585,282
5,203	Analogic Corp.	257,600
5,192	Cantel Medical Corp.	121,493
11,416	CONMED Corp.*	301,725
18,530	Cooper Companies, Inc.	1,043,980
11,559	CryoLife, Inc.*	62,650
9,780	Cyberonics, Inc.*	303,376
9,450	Greatbatch, Inc.*	228,217
10,043	Haemonetics Corp.*	634,517
4,802	ICU Medical, Inc.*	175,273
8,258	Integra LifeSciences Holdings*	390,603
13,152	Invacare Corp.	396,664
3,384	Kensey Nash Corp.*	94,177
16,510	Meridian Bioscience, Inc.	382,372
11,498	Merit Medical Systems, Inc.*	182,013
11,740	Natus Medical, Inc.*	166,473
9,212	Neogen Corp.*	377,968
7,547	Palomar Medical Technologies, Inc.*	107,243
7,076	Surmodics, Inc.*	83,992
14,599	Symmetry Medical, Inc.*	135,041
13,514	West Pharmaceutical Services, Inc.	556,777
8,730	ZOLL Medical Corp.*	325,018

		7,694,719

Health Care Providers & Services (4.8%):
4,531	Air Methods Corp.*	254,959
3,341	Almost Family, Inc.*	128,361
11,783	Amedisys, Inc.*	394,731
20,117	Amerigroup Corp.*	883,539
15,890	AMN Healthcare Services, Inc.*	97,565
12,558	AmSurg Corp.*	263,090
9,942	Bio-Reference Laboratories, Inc.*	220,514
15,857	Catalyst Health Solutions, Inc.*	737,192
19,995	Centene Corp.*	506,673
9,250	Chemed Corp.	587,468
2,662	CorVel Corp.*	128,708
12,637	Cross Country Healthcare, Inc.*	107,035
7,152	Genoptix, Inc.*	136,031
12,127	Gentiva Health Services, Inc.*	322,578
13,185	Hanger Orthopedic Group, Inc.*	279,390
23,229	Healthspring, Inc.*	616,265
13,935	Healthways, Inc.*	155,515
11,185	HMS Holdings Corp.*	724,452
6,602	IPC The Hospitalist Co.*	257,544
3,817	Landauer, Inc.	228,905
7,412	LCA-Vision, Inc.*	42,619
6,371	LHC Group, Inc.*	191,130
13,614	Magellan Health Services, Inc.*	643,670
8,315	MedCath Corp.*	115,994
6,876	Molina Healthcare, Inc.*	191,497
5,056	MWI Veterinary Supply, Inc.*	319,286
11,847	PharMerica Corp.*	135,648
22,428	PSS World Medical, Inc.*	506,873
10,124	RehabCare Group, Inc.*	239,939
5,318	The Ensign Group, Inc.	132,259

		9,549,430

Health Care Technology (0.5%):
4,452	Computer Programs & Systems, Inc.	208,532
13,387	Omnicell, Inc.*	193,442
7,757	Quality Systems, Inc.	541,594

		943,568

Hotels, Restaurants & Leisure (2.9%):
582	Biglari Holdings, Inc.*	238,742
9,171	BJ’s Restaurants, Inc.*	324,929
7,384	Buffalo Wild Wings, Inc.*	323,788
9,980	California Pizza Kitchen, Inc.*	172,454
8,324	CEC Entertainment, Inc.*	323,221
9,473	Cracker Barrel Old Country Store, Inc.	518,836
6,292	DineEquity, Inc.*	310,699
16,452	Interval Leisure Group, Inc.*	265,535
21,472	Jack in the Box, Inc.*	453,703
8,785	Marcus Corp.	116,577
4,643	Monarch Casino & Resort, Inc.*	58,038
11,349	Multimedia Games, Inc.*	63,327
7,791	O’Charley’s, Inc.*	56,095
9,321	P.F. Chang’s China Bistro, Inc.	451,696
8,162	Papa John’s International, Inc.*	226,087
5,199	Peet’s Coffee & Tea, Inc.*	217,006
22,215	Pinnacle Entertainment, Inc.*	311,454
6,335	Red Robin Gourmet Burgers*	136,013
26,324	Ruby Tuesday, Inc.*	343,792
12,668	Ruth’s Hospitality Group, Inc.*	58,653
21,773	Shuffle Master, Inc.*	249,301
25,022	Sonic Corp.*	253,223
23,594	Texas Roadhouse, Inc.*	405,109

		5,878,278

Household Durables (1.0%):
2,208	Blyth, Inc.	76,132
11,664	Ethan Allen Interiors, Inc.	233,397

8

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Household Durables, continued

12,435	Helen of Troy, Ltd.*	$369,817
8,758	Kid Brands, Inc.*	74,881
21,061	La-Z-Boy, Inc.*	189,970
7,526	M/I Homes, Inc.*	115,750
13,042	Meritage Corp.*	289,532
2,118	National Presto Industries, Inc.	275,361
2,803	Skyline Corp.	73,102
40,343	Standard-Pacific Corp.*	185,578
6,027	Universal Electronics, Inc.*	170,986

		2,054,506

Household Products (0.2%):
22,287	Central Garden & Pet Co., Class A*	220,196
6,793	WD-40 Co.	273,622

		493,818

Industrial Conglomerates (0.3%):
5,106	Standex International Corp.	152,720
16,785	STR Holdings, Inc.*	335,700
9,313	Tredegar, Inc.	180,486

		668,906

Insurance (2.4%):
7,488	Amerisafe, Inc.*	131,040
22,046	Delphi Financial Group, Inc., Class A	635,807
9,111	eHealth, Inc.*	129,285
15,821	Employers Holdings, Inc.	276,551
16,033	Horace Mann Educators Corp.	289,235
5,081	Infinity Property & Casualty Corp.	314,006
17,730	National Financial Partners Corp.*	237,582
5,057	Navigators Group, Inc.*	254,620
8,655	Presidential Life Corp.	85,944
12,468	ProAssurance Corp.*	755,561
6,718	RLI Corp.	353,165
6,105	Safety Insurance Group, Inc.	290,415
21,720	Selective Insurance Group, Inc.	394,218
7,468	Stewart Information Services Corp.	86,106
16,854	Tower Group, Inc.	431,125
8,628	United Fire & Casualty Co.	192,577

		4,857,237

Internet & Catalog Retail (0.6%):
5,840	Blue Nile, Inc.*	333,230
15,705	HSN, Inc.*	481,201
10,849	Nutri/System, Inc.	228,155
9,252	PetMed Express, Inc.	164,778
4,842	Stamps.com, Inc.	64,157

		1,271,521

Internet Software & Services (1.2%):
10,334	comScore, Inc.*	230,551
16,482	DealerTrack Holdings, Inc.*	330,794
14,680	InfoSpace, Inc.*	121,844
18,509	J2 Global Communications, Inc.*	535,836
12,427	Knot, Inc. (The)*	122,779
6,978	Liquidity Services, Inc.*	98,041
6,633	LogMeIn, Inc.*	294,107
12,071	Perficient, Inc.*	150,887
9,586	RightNow Technologies, Inc.*	226,901
34,902	United Online, Inc.	230,353

		2,342,093

IT Services (1.6%):
12,306	CACI International, Inc., Class A*	657,141
28,353	CIBER, Inc.*	132,692
13,838	CSG Systems International, Inc.*	262,092
5,919	Forrester Research, Inc.	208,882
15,519	Heartland Payment Systems, Inc.	239,303
11,793	iGATE Corp.	232,440
7,144	Integral Systems, Inc.*	70,797
6,985	Maximus, Inc.	458,076
4,960	StarTek, Inc.*	25,147
11,760	TeleTech Holdings, Inc.*	242,138
15,537	Wright Express Corp.*	714,702

		3,243,410

Leisure Equipment & Products (1.0%):
4,965	Arctic Cat, Inc.*	72,688
35,979	Brunswick Corp.	674,246
26,147	Callaway Golf Co.	211,006
11,212	JAKKS Pacific, Inc.*	204,283
20,173	Pool Corp.	454,699
8,789	RC2 Corp.*	191,337
7,646	Sturm, Ruger & Co., Inc.	116,907

		1,925,166

Life Sciences Tools & Services (0.9%):
28,691	Affymetrix, Inc.*	144,316
12,048	Cambrex Corp.*	62,288
7,070	Dionex Corp.*	834,331
13,934	Enzo Biochem, Inc.*	73,571
17,537	eResearch Technology, Inc.*	128,897
6,124	Kendle International, Inc.*	66,690
23,604	PAREXEL International Corp.*	501,113

		1,811,206

Machinery (4.0%):
27,661	Actuant Corp., Class A	736,336
11,255	Albany International Corp., Class A	266,631
8,082	Astec Industries, Inc.*	261,938
6,104	Badger Meter, Inc.	269,919

9

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Machinery, continued

18,431	Barnes Group, Inc.	$380,969
20,429	Briggs & Stratton Corp.	402,247
3,739	Cascade Corp.	176,780
6,942	CIRCOR International, Inc.	293,508
20,448	CLARCOR, Inc.	877,015
8,359	Enpro Industries, Inc.*	347,400
10,772	ESCO Technologies, Inc.	407,612
25,265	Federal Signal Corp.	173,318
11,464	John Bean Technologies Corp.	230,770
13,577	Kaydon Corp.	552,855
5,085	Lindsay Corp.	302,201
7,046	Lydall, Inc.*	56,720
15,356	Mueller Industries, Inc.	502,141
13,378	Robbins & Myers, Inc.	478,665
12,706	Toro Co.	783,198
11,874	Watts Water Technologies, Inc., Class A	434,470

		7,934,693

Media (0.9%):
10,934	Arbitron, Inc.	453,980
9,859	DG FastChannel, Inc.*	284,728
12,390	Dolan Co. (The)*	172,469
12,471	E.W. Scripps Co. (The), Class A*	126,580
60,577	Live Nation, Inc.*	691,789

		1,729,546

Metals & Mining (0.9%):
6,807	A.M. Castle & Co.*	125,317
10,230	AMCOL International Corp.	317,130
8,202	Brush Engineered Materials, Inc.*	316,925
22,963	Century Aluminum Co.*	356,615
6,007	Kaiser Aluminum Corp.	300,891
3,719	Olympic Steel, Inc.	106,661
12,226	RTI International Metals, Inc.*	329,858

		1,853,397

Multi-Utilities (0.6%):
22,965	Avista Corp.	517,172
6,424	CH Energy Group, Inc.	314,069
14,695	NorthWestern Corp.	423,657

		1,254,898

Multiline Retail (0.1%):
15,921	Fred’s, Inc.	219,073
14,869	Tuesday Morning Corp.*	78,508

		297,581

Oil, Gas & Consumable Fuels (2.2%):
5,215	Contango Oil & Gas Co.	302,105
12,843	Gulfport Energy Corp.*	278,051
17,923	Holly Corp.	730,721
18,487	Penn Virginia Corp.	310,951
9,503	Petroleum Development Corp.*	401,122
22,579	PetroQuest Energy, Inc.*	170,020
19,698	Stone Energy Corp.*	439,068
16,896	Swift Energy Co.*	661,478
28,042	World Fuel Services Corp.	1,013,999

		4,307,515

Paper & Forest Products (1.0%):
16,031	Buckeye Technologies, Inc.	336,811
4,660	Clearwater Paper Corp.*	364,878
4,361	Deltic Timber Corp.	245,699
15,504	KapStone Paper and Packaging Corp.*	237,211
5,996	Neenah Paper, Inc.	118,001
7,314	Schweitzer-Mauduit International, Inc.	460,197
19,909	Wausau Paper Corp.	171,417

		1,934,214

Personal Products (0.1%):
5,449	Medifast, Inc.*	157,367

Pharmaceuticals (1.2%):
4,142	Hi-Tech Pharmacal Co., Inc.*	103,343
14,446	Par Pharmaceutical Cos., Inc.*	556,315
23,511	Salix Pharmaceuticals, Inc.*	1,104,077
31,648	ViroPharma, Inc.*	548,143

		2,311,878

Professional Services (0.9%):
9,074	Administaff, Inc.	265,868
5,260	CDI Corp.	97,783
5,632	Exponent, Inc.*	211,369
7,121	Heidrick & Struggles International, Inc.	204,017
11,471	Kelly Services, Inc., Class A*	215,655
14,852	On Assignment, Inc.*	121,044
6,519	School Specialty, Inc.*	90,810
21,479	SFN Group, Inc.*	209,635
17,883	Trueblue, Inc.*	321,715
4,874	Volt Information Sciences, Inc.*	42,160

		1,780,056

Real Estate Investment Trusts (REITs) (7.5%):
16,341	Acadia Realty Trust	298,060
53,095	BioMed Realty Trust, Inc.	990,222
19,098	Cedar Shopping Centers, Inc.	120,126
34,083	Colonial Properties Trust	615,198
62,728	DiamondRock Hospitality, Co.*	752,736
10,951	EastGroup Properties, Inc.	463,446
18,884	Entertainment Properties Trust	873,385
35,529	Extra Space Storage, Inc.	618,205
28,193	Franklin Street Properties Corp.	401,750
26,147	Healthcare Realty Trust, Inc.	553,532
15,272	Home Properties, Inc.	847,443
30,756	Inland Real Estate Corp.	270,653

10

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued

21,244	Kilroy Realty Corp.	$774,769
25,727	Kite Realty Group Trust	139,183
29,649	LaSalle Hotel Properties	782,733
50,466	Lexington Corporate Properties Trust	401,205
10,647	LTC Properties, Inc.	298,968
45,160	Medical Properties Trust, Inc.	489,083
13,873	Mid-America Apartment Communities, Inc.	880,797
33,877	National Retail Properties, Inc.	897,740
8,904	Parkway Properties, Inc.	155,998
22,479	Pennsylvania Real Estate Investment Trust	326,620
19,793	Post Properties, Inc.	718,486
7,595	PS Business Parks, Inc.	423,193
4,652	Saul Centers, Inc.	220,272
11,222	Sovran Self Storage, Inc.	413,082
16,430	Tanger Factory Outlet Centers, Inc.	841,052
4,609	Universal Health Realty Income Trust	168,367
8,651	Urstadt Biddle Properties, Inc., Class A	168,262

		14,904,566

Real Estate Management & Development (0.1%):
14,383	Forestar Group, Inc.*	277,592

Road & Rail (0.8%):
10,278	Arkansas Best Corp.	281,823
20,614	Heartland Express, Inc.	330,236
25,126	Knight Transportation, Inc.	477,394
17,023	Old Dominion Freight Line, Inc.*	544,566

		1,634,019

Semiconductors & Semiconductor Equipment (5.8%):
15,654	Advanced Energy Industries, Inc.*	213,521
12,741	ATMI, Inc.*	254,056
26,504	Brooks Automation, Inc.*	240,391
9,311	Cabot Microelectronics Corp.*	385,941
8,935	CEVA, Inc.*	183,168
9,694	Cohu, Inc.	160,727
12,013	Cymer, Inc.*	541,426
67,300	Cypress Semiconductor Corp.*	1,250,434
14,589	Diodes, Inc.*	393,757
9,496	DSP Group, Inc.*	77,297
17,987	Exar Corp.*	125,549
15,517	FEI Co.*	409,804
10,004	Hittite Microwave Corp.*	610,644
26,353	Kopin Corp.*	109,629
28,595	Kulicke & Soffa Industries, Inc.*	205,884
20,170	Micrel, Inc.	262,008
33,900	Microsemi Corp.*	776,310
20,429	MKS Instruments, Inc.*	500,306
14,551	Monolithic Power Systems, Inc.*	240,383
10,115	Pericom Semiconductor Corp.*	111,063
11,344	Power Integrations, Inc.	455,348
12,757	Rudolph Technologies, Inc.*	104,990
11,214	Sigma Designs, Inc.*	158,902
9,192	Standard Microsystems Corp.*	265,005
5,291	Supertex, Inc.*	127,936
20,481	Tessera Technologies, Inc.*	453,654
64,550	TriQuint Semiconductor, Inc.*	754,590
9,916	Ultratech, Inc.*	197,130
30,029	Varian Semiconductor Equipment Associates, Inc.*	1,110,172
16,194	Veeco Instruments, Inc.*	695,694
10,909	Volterra Semiconductor Corp.*	252,652

		11,628,371

Software (3.6%):
17,813	Blackbaud, Inc.	461,357
13,113	Bottomline Technologies, Inc.*	284,683
17,477	Commvault Systems, Inc.*	500,192
14,119	Ebix, Inc.*	334,197
18,781	Epicor Software Corp.*	189,688
13,310	Epiq Systems, Inc.	182,746
5,426	Interactive Intelligence, Inc.*	141,944
17,762	JDA Software Group, Inc.*	497,336
8,895	Manhattan Associates, Inc.*	271,653
3,398	MicroStrategy, Inc., Class A*	290,427
14,191	NetScout Systems, Inc.*	326,535
17,566	Progress Software Corp.*	743,393
13,457	Radiant Systems, Inc.*	263,354
12,249	Smith Micro Software, Inc.*	192,799
19,818	Sonic Solutions*	297,270
11,370	Sourcefire, Inc.*	294,824
9,734	Synchronoss Technologies, Inc.*	259,995
34,491	Take-Two Interactive Software, Inc.*	422,170
16,424	Taleo Corp., Class A, Class A*	454,124
25,288	THQ, Inc.*	153,245
10,215	Tyler Technologies, Inc.*	212,063
16,951	Websense, Inc.*	343,258

		7,117,253

Specialty Retail (4.1%):
8,863	Big 5 Sporting Goods Corp.	135,338
17,808	Brown Shoe Co., Inc.	248,065
10,592	Buckle, Inc. (The)	400,060
16,262	Cabela’s, Inc., Class A*	353,698
11,965	Cato Corp.	327,961
10,529	Children’s Place Retail Stores, Inc.*	522,660
14,570	Christopher & Banks Corp.	89,605
24,423	Coldwater Creek, Inc.*	77,421

11

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Specialty Retail, continued

21,640	Finish Line, Inc. (The), Class A	$371,992
9,761	Genesco, Inc.*	365,940
9,630	Group 1 Automotive, Inc.	402,149
7,544	Haverty Furniture Co., Inc.	97,921
11,344	Hibbett Sports, Inc.*	418,594
18,113	HOT Topic, Inc.	113,568
10,687	Jo-Ann Stores, Inc.*	643,571
11,211	Jos. A. Bank Clothiers, Inc.*	452,028
6,385	Kirkland’s, Inc.*	89,582
8,823	Lithia Motors, Inc., Class A	126,081
9,464	Lumber Liquidators Holdings, Inc.*	235,748
9,003	MarineMax, Inc.*	84,178
21,381	Men’s Wearhouse, Inc. (The)	534,097
5,775	Midas, Inc.*	46,835
12,260	Monro Muffler Brake, Inc.	424,056
34,507	OfficeMax, Inc.*	610,774
21,320	Pep Boys-Manny, Moe & Jack	286,328
14,347	Sonic Automotive, Inc.	189,954
14,859	Stage Store, Inc.	257,655
10,949	Stein Mart, Inc.	101,278
9,662	Zale Corp.*	41,160
8,447	Zumiez, Inc.*	226,971

		8,275,268

Textiles, Apparel & Luxury Goods (2.6%):
23,334	Carter’s, Inc.*	688,586
35,408	Crocs, Inc.*	606,185
29,433	Iconix Brand Group, Inc.*	568,351
11,028	K-Swiss, Inc., Class A*	137,519
38,353	Liz Claiborne, Inc.*	274,608
9,484	Maidenform Brands, Inc.*	225,435
7,029	Movado Group, Inc.*	113,448
5,651	Oxford Industries, Inc.	144,722
4,071	Perry Ellis International, Inc.*	111,830
52,578	Quiksilver Resources, Inc.*	266,571
13,727	Skechers U.S.A., Inc., Class A*	274,540
9,346	Steven Madden, Ltd.*	389,915
10,336	True Religion Apparel, Inc.*	230,079
5,956	UniFirst Corp.	327,878
6,940	Volcom, Inc.	130,958
19,817	Wolverine World Wide, Inc.	631,766

		5,122,391

Thrifts & Mortgage Finance (0.5%):
18,589	Bank Mutual Corp.	88,855
23,981	Brookline Bancorp, Inc.	260,194
11,235	Dime Community Bancshares	163,919
21,069	Provident Financial Services, Inc.	318,774
31,318	TrustCo Bank Corp.	198,556

		1,030,298

Tobacco (0.1%):
35,369	Alliance One International, Inc.*	149,965

Trading Companies & Distributors (0.4%):
15,326	Applied Industrial Technologies, Inc.	497,789
10,549	Kaman Corp., Class A	306,659
1,631	Lawson Products, Inc.	40,596

		845,044

Water Utilities (0.1%):
7,559	American States Water Co.	260,559

Wireless Telecommunication Services (0.2%):
12,027	NTELOS Holdings Corp.	229,114
8,961	USA Mobility, Inc.	159,237

		388,351

Total Common Stocks (Cost $157,717,999)		195,870,524

Investment Company (1.5%):
3,088,873	Dreyfus Treasury Prime Cash Management, 0.00%(a)	3,088,873

Total Investment Company (Cost $3,088,873)		3,088,873

Total Investment Securities (Cost $160,806,872)(b) — 99.5%		198,959,397
Net other assets (liabilities) — 0.5%		1,007,624

Net Assets — 100.0%		$199,967,021

Percentages indicated are based on net assets as of December 31, 2010.

*	Non-income producing security

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

12

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Futures Contracts

Cash of $191,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2010:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
Russell 2000 Index Mini March Futures	Long	3/18/11	42	$3,285,660	$67,815

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Bermuda	0.2%
Puerto Rico	— ^
United States	99.8

100.0%

^	Represents less than 0.05%.

13

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Small
Cap Stock
Index Fund

Assets:
Investment securities, at cost	$160,806,872

Investment securities, at value	$198,959,397
Segregated cash for collateral	191,000
Dividends receivable	148,287
Receivable for capital shares issued	871,941
Receivable for variation margin on futures contracts	832
Prepaid expenses	2,202

Total Assets	200,173,659

Liabilities:
Cash overdraft	317
Payable for investments purchased	74,188
Payable for capital shares redeemed	1,694
Payable for variation margin on futures contracts	22,575
Manager fees payable	8,668
Administration fees payable	9,052
Distribution fees payable	41,451
Custodian fees payable	1,917
Administrative and compliance services fees payable	1,680
Trustee fees payable	404
Other accrued liabilities	44,692

Total Liabilities	206,638

Net Assets	$199,967,021

Net Assets Consist of:
Capital	$183,213,290
Accumulated net investment income/(loss)	1,102,730
Accumulated net realized gains/(losses) from investment transactions	(22,569,339)
Net unrealized appreciation/(depreciation) on investments	38,220,340

Net Assets	$199,967,021

Shares of beneficial interest (unlimited number of shares authorized, no par value)	20,191,226
Net Asset Value (offering and redemption price per share)	$9.90

14

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Small
Cap Stock
Index Fund

Investment Income:
Interest	$85
Dividends	2,140,264

Total Investment Income	2,140,349

Expenses:
Manager fees	465,131
Administration fees	95,980
Distribution fees	447,240
Custodian fees	24,568
Administrative and compliance services fees	8,555
Trustees’ fees	16,903
Professional fees	25,112
Shareholder reports	30,928
Other expenses	48,092

Total expenses before reductions	1,162,509
Less expenses contractually waived/reimbursed by the Manager	(124,909)

Net expenses	1,037,600

Net Investment Income/(Loss)	1,102,749

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	2,738,173
Net realized gains/(losses) on futures transactions	1,184,428
Change in unrealized appreciation/(depreciation) on investments	39,381,455

Net Realized/Unrealized Gains/(Losses) on Investments	43,304,056

Change in Net Assets Resulting From Operations	$44,406,805

15

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Statements of Changes in Net Assets

	AZL Small Cap
	Stock Index Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,102,749	$1,000,657
Net realized gains/(losses) on investment transactions	3,922,601	(8,979,275)
Change in unrealized appreciation/(depreciation) on investments	39,381,455	46,081,963

Change in net assets resulting from operations	44,406,805	38,103,345

Dividends to Shareholders:
From net investment income	(1,000,676)	—

Change in net assets resulting from dividends to shareholders	(1,000,676)	—

Capital Transactions:
Proceeds from shares issued	40,648,783	64,648,161
Proceeds from dividends reinvested	1,000,676	—
Value of shares redeemed	(78,754,045)	(28,351,373)

Change in net assets resulting from capital transactions	(37,104,586)	36,296,788

Change in net assets	6,301,543	74,400,133
Net Assets:
Beginning of period	193,665,478	119,265,345

End of period	$199,967,021	$193,665,478

Accumulated net investment income/(loss)	$1,102,730	$1,000,657

Share Transactions:
Shares issued	4,704,877	10,051,646
Dividends reinvested	121,589	—
Shares redeemed	(9,025,494)	(4,426,433)

Change in shares	(4,199,028)	5,625,213

16

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				May 1, 2007 to
	Year Ended December 31,			December 31,
	2010	2009	2008	2007(a)

Net Asset Value, Beginning of Period	$7.94	$6.36	$9.27	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07	0.04	0.03	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	1.94	1.54	(2.90)	(0.63)

Total from Investment Activities	2.01	1.58	(2.87)	(0.59)

Dividends to Shareholders From:
Net Investment Income	(0.05)	—	(0.03)	(0.05)
Net Realized Gains	—	—	(0.01)	(0.09)

Total Dividends	(0.05)	—	(0.04)	(0.14)

Net Asset Value, End of Period	$9.90	$7.94	$6.36	$9.27

Total Return(b)(c)	25.49%	24.84%	(30.94)%	(5.83)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$199,967	$193,665	$119,265	$22,061
Net Investment Income/(Loss)(d)	0.62%	0.68%	1.09%	0.73%
Expenses Before Reductions(d)(e)	0.65%	0.67%	0.77%	0.87%
Expenses Net of Reductions(d)	0.58%	0.58%	0.60%	0.58%
Portfolio Turnover Rate(c)	24.38%	24.67%	89.22%	19.08%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

17

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Small Cap Stock Index Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the year ended December 31, 2010, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $3.2 million as of December 31, 2010. The monthly average notional amount for these contracts was $3.6 million for the year ended December 31, 2010.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Receivable for variation margin on futures contracts	$67,815	Payable for variation margin on futures contracts	$—

*	Total Fair Value is presented by Primary Risk Exposure. For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2010

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

		Realized Gain/	Change in Unrealized
		(Loss) on	Appreciation/
	Location of Gain/(Loss)	Derivatives	(Depreciation) on
	on Derivatives	Recognized	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	in Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/(depreciation) on investments	$1,184,428	$(3,427)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 0.58% through April 30, 2011 and 0.71% effective May 1, 2011 through April 30, 2012.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Small Cap Stock Index Fund	0.26%	0.58%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires	Expires	Expires
	12/31/2011	12/31/2012	12/31/2013
AZL Small Cap Stock Index Fund	$81,134	$139,199	$124,909

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2010

schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $5,330 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2010

remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$195,870,524	$—	$—	$195,870,524
Investment Company	3,088,873	—	—	3,088,873

Total Investment Securities	198,959,397	—	—	198,959,397

Other Financial Instruments:*
Futures Contracts	67,815	—	—	67,815

Total Investments	$199,027,212	$—	$—	$199,027,212

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other financial instruments would include any derivative instruments, such as futures and forwards. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2010

currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Small Cap Stock Index Fund	$42,938,248	$80,378,025

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010 is $170,704,995. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$43,542,463
Unrealized depreciation	(15,288,061)

Net unrealized appreciation	$28,254,402

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Small Cap Stock Index Fund	$3,055,631	$9,547,770

During the year ended December 31, 2010, the Fund utilized $4,090,332 in capital loss carryforwards to offset capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Small Cap Stock Index Fund	$1,000,676	$—	$1,000,676

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2010

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

		Accumulated		Total
	Accumulated	Capital and	Unrealized	Accumulated
	Earnings	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Small Cap Stock Index Fund	$1,102,730	$(12,603,401)	$28,254,402	$16,753,731

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Small Cap Stock Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

29

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

30

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

31

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

33

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

34

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Turner Quantitative Small Cap Growth Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Turner Quantitative Small Cap Growth Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Turner Quantitative Small Cap Growth Fund and Turner Investment Partners, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Turner Quantitative Small Cap Growth Fund returned 28.83%1. That compared to a 29.09% total return for its benchmark, the Russell 2000® Growth Index2.
The Fund’s absolute return during the period benefitted from a positive environment for equities. The equity markets posted strong gains in 2010, as the Federal Reserve Board executed a second round of quantitative easing and corporate earnings rose. Small-cap stocks—and, in particular, small-cap growth stocks—performed especially well, outpacing both mid-cap and large-cap stocks. Growth stocks outperformed value stocks across the market cap spectrum as investors became more optimistic about the economic rebound and sought out companies with strong earnings prospects. For the year, all sectors within the Russell 2000® Growth Index except one (healthcare) posted double-digit gains.
The Fund underperformed its benchmark during the period. High beta3 stocks—those with relatively high levels of volatility—performed especially well during the period, but the Fund did not own many of the highest beta stocks that posted the biggest returns. In addition, the Fund’s stock selection within the consumer staples and financial sectors dampened relative returns. However, the Fund’s relative return benefitted from strong stock selection in six out of the nine sectors in which the Fund invests—most notably the energy, producer durables and materials/ processing sectors.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

[3]	Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.

1

AZL® Turner Quantitative Small Cap Growth Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of U.S. companies with small market capitalizations.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(4/29/05)

AZL® Turner Quantitative Small Cap Growth Fund	28.83%	-1.39%	2.52%	4.32%

Russell 2000® Growth Index	29.09%	2.18%	5.30%	7.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross

AZL® Turner Quantitative Small Cap Growth Fund	1.24%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the Russell 2000® Growth Index is calculated from 4/30/05.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Turner Quantitative Small Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Turner Quantitative Small Cap Growth Fund	$1,000.00	$1,331.50	$7.17	1.22%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Turner Quantitative Small Cap Growth Fund	$1,000.00	$1,019.06	$6.21	1.22%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Turner Quantitative Small Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Aerospace & Defense	1.1%
Air Freight & Logistics	0.5
Auto Components	2.0
Beverages	0.5
Biotechnology	3.7
Building Products	1.0
Capital Markets	1.1
Chemicals	2.2
Commercial Banks	1.2
Commercial Services & Supplies	4.7
Communications Equipment	4.3
Computers & Peripherals	1.3
Construction & Engineering	0.5
Containers & Packaging	0.4
Diversified Consumer Services	2.0
Diversified Financial Services	1.2
Electric Utilities	0.5
Electrical Equipment	1.0
Electronic Equipment, Instruments & Components	3.6
Energy Equipment & Services	1.6
Food & Staples Retailing	0.6
Food Products	0.5
Health Care Equipment & Supplies	7.2
Health Care Providers & Services	3.7
Health Care Technology	1.6
Hotels, Restaurants & Leisure	1.7%
Household Durables	1.2
Insurance	1.1
Internet & Catalog Retail	0.6
Internet Software & Services	3.9
IT Services	2.9
Life Sciences Tools & Services	0.4
Machinery	6.4
Media	0.5
Metals & Mining	2.3
Multi-Utilities	0.6
Multiline Retail	0.6
Oil, Gas & Consumable Fuels	4.3
Personal Products	1.0
Pharmaceuticals	1.8
Professional Services	2.3
Real Estate Investment Trusts (REITs)	0.6
Road & Rail	1.7
Semiconductors & Semiconductor Equipment	3.6
Software	6.0
Specialty Retail	3.7
Textiles, Apparel & Luxury Goods	2.1
Tobacco	0.5
Trading Companies & Distributors	0.6
Investment Company	2.5

100.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (98.4%):
Aerospace & Defense (1.1%):
11,740	Cubic Corp.	$553,541
13,600	DigitalGlobe, Inc.*	431,256

		984,797

Air Freight & Logistics (0.5%):
8,770	Atlas Air Worldwide Holdings, Inc.*	489,629

Auto Components (2.0%):
42,890	Modine Manufacturing Co.*	664,795
30,410	Superior Industries International, Inc.	645,300
13,040	Tenneco, Inc.*	536,727

		1,846,822

Beverages (0.5%):
5,000	Boston Beer Co., Inc. (The), Class A*	475,450

Biotechnology (3.7%):
20,040	Acorda Therapeutics, Inc.*	546,290
23,980	Cubist Pharmaceuticals, Inc.*	513,172
58,380	ImmunoGen, Inc.*	540,599
78,170	MannKind Corp.*	630,050
25,780	Myriad Genetics, Inc.*	588,815
16,370	Onyx Pharmaceuticals, Inc.*	603,562

		3,422,488

Building Products (1.0%):
4,570	Ameron International Corp.	349,011
12,170	Armstrong World Industries, Inc.	523,310

		872,321

Capital Markets (1.1%):
19,150	Cohen & Steers, Inc.	499,815
8,310	Stifel Financial Corp.*	515,552

		1,015,367

Chemicals (2.2%):
14,760	Arch Chemicals, Inc.	559,847
16,010	Koppers Holdings, Inc.	572,838
13,850	OM Group, Inc.*	533,364
16,230	Solutia, Inc.*	374,588

		2,040,637

Commercial Banks (1.2%):
54,420	FNB Corp.	534,404
10,800	Signature Bank*	540,000

		1,074,404

Commercial Services & Supplies (4.7%):
19,230	Brink’s Co. (The)	516,902
21,820	Ennis, Inc.	373,122
21,790	G & K Services, Inc., Class A	673,529
21,020	Geo Group, Inc. (The)*	518,353
28,195	Rollins, Inc.	556,851
65,250	Steelcase, Inc., Class A	689,693
20,250	Tetra Tech, Inc.*	507,465
6,900	United Stationers, Inc.*	440,289

		4,276,204

Communications Equipment (4.3%):
16,680	ADTRAN, Inc.	603,983
23,640	Aruba Networks, Inc.*	493,603
22,530	Blue Coat Systems, Inc.*	672,971
54,420	Emulex Corp.*	634,537
17,090	InterDigital, Inc.*	711,627
14,300	NETGEAR, Inc.*	481,624
10,380	Riverbed Technology, Inc.*	365,065

		3,963,410

Computers & Peripherals (1.3%):
22,200	Compellent Technologies, Inc.*	612,498
30,590	STEC, Inc.*	539,914

		1,152,412

Construction & Engineering (0.5%):
16,200	Emcor Group, Inc.*	469,476

Containers & Packaging (0.4%):
7,200	Rock-Tenn Co., Class A	388,440

Diversified Consumer Services (2.0%):
21,060	Lincoln Educational Services Corp.	326,641
12,940	Matthews International Corp., Class A	452,641
58,920	Service Corp. International	486,090
27,000	Universal Technical Institute, Inc.	594,540

		1,859,912

Diversified Financial Services (1.2%):
23,720	PHH Corp.*	549,118
6,940	Portfolio Recovery Associates, Inc.*	521,888

		1,071,006

Electric Utilities (0.5%):
34,090	PNM Resources, Inc.	443,852

Electrical Equipment (1.0%):
13,500	American Superconductor Corp.*	385,965
24,480	GrafTech International, Ltd.*	485,683

		871,648

Electronic Equipment, Instruments & Components (3.6%):
7,550	Anixter International, Inc.	450,961
25,050	AVX Corp.	386,521
44,520	Brightpoint, Inc.*	388,660
14,660	Park Electrochemical Corp.	439,800
18,750	Rofin-Sinar Technologies, Inc.*	664,500
40,210	Sanmina-SCI Corp.*	461,611
15,510	SYNNEX Corp.*	483,912

		3,275,965

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Energy Equipment & Services (1.6%):
4,630	Dril-Quip, Inc.*	$359,844
58,140	ION Geophysical Corp.*	493,027
64,080	Pioneer Drilling Co.*	564,545

		1,417,416

Food & Staples Retailing (0.6%):
14,760	United Natural Foods, Inc.*	541,397

Food Products (0.5%):
15,820	Cal-Maine Foods, Inc.	499,596

Health Care Equipment & Supplies (7.2%):
29,400	Align Technology, Inc.*	574,476
27,380	American Medical Systems Holdings, Inc.*	516,387
12,430	Analogic Corp.	615,409
21,020	Cyberonics, Inc.*	652,041
6,880	Haemonetics Corp.*	434,678
16,940	Masimo Corp.	492,446
24,620	Meridian Bioscience, Inc.	570,199
15,070	Sirona Dental Systems, Inc.*	629,625
15,520	STERIS Corp.	565,859
15,990	Thoratec Corp.*	452,837
18,680	Volcano Corp.*	510,151
14,380	ZOLL Medical Corp.*	535,367

		6,549,475

Health Care Providers & Services (3.7%):
16,700	Amedisys, Inc.*	559,450
12,110	Amerigroup Corp.*	531,871
13,610	Catalyst Health Solutions, Inc.*	632,729
6,860	Chemed Corp.	435,679
8,060	Emergency Medical Services Corp., Series A*	520,756
5,510	HMS Holdings Corp.*	356,883
17,330	PSS World Medical, Inc.*	391,658

		3,429,026

Health Care Technology (1.6%):
9,150	Athenahealth, Inc.*	374,967
40,320	Omnicell, Inc.*	582,624
7,090	Quality Systems, Inc.	495,024

		1,452,615

Hotels, Restaurants & Leisure (1.7%):
49,500	Boyd Gaming Corp.*	524,700
22,530	Jack in the Box, Inc.*	476,059
32,010	Texas Roadhouse, Inc.*	549,612

		1,550,371

Household Durables (1.2%):
55,520	La-Z-Boy, Inc.*	500,790
128,600	Standard-Pacific Corp.*	591,560

		1,092,350

Insurance (1.1%):
73,790	CNO Financial Group, Inc.*	500,296
27,960	Employers Holdings, Inc.	488,741

		989,037

Internet & Catalog Retail (0.6%):
17,900	Constant Contact, Inc.*	554,721

Internet Software & Services (3.9%):
27,150	DealerTrack Holdings, Inc.*	544,900
18,080	Digital River, Inc.*	622,314
48,930	EarthLink, Inc.	420,798
22,180	Rackspace Hosting, Inc.*	696,674
51,200	Terremark Worldwide, Inc.*	663,040
39,360	ValueClick, Inc.*	630,941

		3,578,667

IT Services (2.9%):
22,380	Acxiom Corp.*	383,817
37,060	Convergys Corp.*	488,080
19,660	NeuStar, Inc., Class A*	512,143
14,640	VeriFone Systems, Inc.*	564,519
14,850	Wright Express Corp.*	683,100

		2,631,659

Life Sciences Tools & Services (0.4%):
17,720	Luminex Corp.*	323,922

Machinery (6.4%):
24,080	Actuant Corp., Class A	641,010
29,090	ArvinMeritor, Inc.*	596,927
22,340	Barnes Group, Inc.	461,768
13,180	CIRCOR International, Inc.	557,250
13,880	Enpro Industries, Inc.*	576,853
12,720	Kaydon Corp.	517,958
120,800	Mueller Water Products, Inc., Class A	503,736
6,930	Nordson Corp.	636,728
19,580	Robbins & Myers, Inc.	700,573
23,620	Trinity Industries, Inc.	628,528

		5,821,331

Media (0.5%):
23,380	National CineMedia, Inc.	465,496

Metals & Mining (2.3%):
37,340	AK Steel Holding Corp.	611,256
17,910	Allied Nevada Gold Corp.*	471,212
16,880	AMCOL International Corp.	523,280
8,100	Schnitzer Steel Industries, Inc.	537,759

		2,143,507

Multi-Utilities (0.6%):
11,080	CH Energy Group, Inc.	541,701

Multiline Retail (0.6%):
54,390	Saks, Inc.*	581,973

Oil, Gas & Consumable Fuels (4.3%):
8,320	Alliance Resource Partners LP	547,123
23,570	Brigham Exploration Co.*	642,047

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued

15,920	Carrizo Oil & Gas, Inc.*	$549,081
12,390	Overseas Shipholding Group, Inc.	438,854
32,750	Rex Energy Corp.*	447,037
16,500	Rosetta Resources, Inc.*	621,060
20,190	World Fuel Services Corp.	730,070

		3,975,272

Personal Products (1.0%):
19,520	Elizabeth Arden, Inc.*	449,155
40,700	Prestige Brands Holdings, Inc.*	486,365

		935,520

Pharmaceuticals (1.8%):
19,930	Medicis Pharmaceutical Corp., Class A	533,925
14,280	Par Pharmaceutical Cos., Inc.*	549,923
11,810	Salix Pharmaceuticals, Inc.*	554,597

		1,638,445

Professional Services (2.3%):
17,570	Administaff, Inc.	514,801
8,280	CoStar Group, Inc.*	476,597
16,380	Heidrick & Struggles International, Inc.	469,287
33,860	Resources Connection, Inc.	629,457

		2,090,142

Real Estate Investment Trusts (REITs) (0.6%):
8,060	Mid-America Apartment Communities, Inc.	511,729

Road & Rail (1.7%):
6,300	AMERCO*	605,052
29,600	Avis Budget Group, Inc.*	460,576
9,320	Genesee & Wyoming, Inc., Class A*	493,494

		1,559,122

Semiconductors & Semiconductor Equipment (3.6%):
74,280	Amkor Technology, Inc.*	548,929
75,430	ANADIGICS, Inc.*	522,730
39,300	Fairchild Semiconductor International, Inc.*	613,473
43,220	Micrel, Inc.	561,428
25,590	Semtech Corp.*	579,358
22,100	Tessera Technologies, Inc.*	489,515

		3,315,433

Software (6.0%):
10,480	Advent Software, Inc.*	607,002
19,460	Blackbaud, Inc.	504,014
10,490	Concur Technologies, Inc.*	544,746
32,620	Epiq Systems, Inc.	447,873
16,210	Jack Henry & Associates, Inc.	472,521
39,120	Lawson Software, Inc.*	361,860
23,870	Parametric Technology Corp.*	537,791
29,770	Solarwinds, Inc.*	573,072
19,540	SuccessFactors, Inc.*	565,878
20,850	Synchronoss Technologies, Inc.*	556,903
16,360	TIBCO Software, Inc.*	322,456

		5,494,116

Specialty Retail (3.7%):
20,730	Ann Taylor Stores Corp.*	567,795
27,740	Collective Brands, Inc.*	585,314
9,630	Jo-Ann Stores, Inc.*	579,918
10,805	Jos. A. Bank Clothiers, Inc.*	435,658
108,450	Office Depot, Inc.*	585,630
45,850	Pep Boys-Manny, Moe & Jack	615,765

		3,370,080

Textiles, Apparel & Luxury Goods (2.1%):
16,080	Carter’s, Inc.*	474,521
8,150	Deckers Outdoor Corp.*	649,881
6,940	Warnaco Group, Inc. (The)*	382,186
13,740	Wolverine World Wide, Inc.	438,031

		1,944,619

Tobacco (0.5%):
25,956	Vector Group, Ltd.	449,558

Trading Companies & Distributors (0.6%):
22,760	Interline Brands, Inc.*	518,245

Total Common Stocks (Cost $69,750,943)		89,960,781

Investment Company (2.5%):
2,292,058	Dreyfus Treasury Prime Cash Management, 0.00%(a)	2,292,058

Total Investment Company (Cost $2,292,058)		2,292,058

Total Investment Securities (Cost $72,043,001)(b) — 100.9%		92,252,839
Net other assets (liabilities) — (0.9)%		(780,050)

Net Assets — 100.0%		$91,472,789

Percentages indicated are based on net assets as of December 31, 2010.
LP—Limited Partnership

*	Non-income producing security

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Statement of Assets and Liabilities
December 31, 2010

AZL Turner
Quantitative Small
Cap Growth Fund

Assets:
Investment securities, at cost	$72,043,001

Investment securities, at value	$92,252,839
Dividends receivable	22,930
Receivable for capital shares issued	79,828
Receivable for investments sold	2,796,289
Prepaid expenses	1,019

Total Assets	95,152,905

Liabilities:
Payable for investments purchased	3,573,379
Payable for capital shares redeemed	5,898
Manager fees payable	63,570
Administration fees payable	3,994
Distribution fees payable	18,697
Custodian fees payable	2,846
Administrative and compliance services fees payable	654
Trustee fees payable	131
Other accrued liabilities	10,947

Total Liabilities	3,680,116

Net Assets	$91,472,789

Net Assets Consist of:
Capital	$87,549,963
Accumulated net investment income/(loss)	40,591
Accumulated net realized gains/(losses) from investment transactions	(16,327,603)
Net unrealized appreciation/(depreciation) on investments	20,209,838

Net Assets	$91,472,789

Shares of beneficial interest (unlimited number of shares authorized, no par value)	9,221,599
Net Asset Value (offering and redemption price per share)	$9.92

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL Turner
Quantitative Small
Cap Growth Fund

Investment Income:
Dividends	$805,900

Total Investment Income	805,900

Expenses:
Manager fees	516,197
Administration fees	34,675
Distribution fees	151,822
Custodian fees	14,287
Administrative and compliance services fees	2,354
Trustees’ fees	4,753
Professional fees	6,811
Shareholder reports	5,620
Other expenses	2,679

Total expenses	739,198

Net Investment Income/(Loss)	66,702

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	7,342,804
Change in unrealized appreciation/(depreciation) on investments	9,518,996

Net Realized/Unrealized Gains/(Losses) on Investments	16,861,800

Change in Net Assets Resulting From Operations	$16,928,502

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Statements of Changes in Net Assets

	AZL Turner Quantitative
	Small Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$66,702	$(94,074)
Net realized gains/(losses) on investment transactions	7,342,804	(1,628,992)
Change in unrealized appreciation/(depreciation) on investments	9,518,996	14,174,293

Change in net assets resulting from operations	16,928,502	12,451,227

Capital Transactions:
Proceeds from shares issued	40,728,439	19,666,213
Value of shares redeemed	(13,641,639)	(20,896,901)

Change in net assets resulting from capital transactions	27,086,800	(1,230,688)

Change in net assets	44,015,302	11,220,539
Net Assets:
Beginning of period	47,457,487	36,236,948

End of period	$91,472,789	$47,457,487

Accumulated net investment income/(loss)	$40,591	$6,005

Share Transactions:
Shares issued	4,744,521	3,277,892
Shares redeemed	(1,685,164)	(3,302,925)

Change in shares	3,059,357	(25,033)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$7.70	$5.86	$12.90	$12.50	$11.23

Investment Activities:
Net Investment Income/(Loss)	0.01	(0.02)	(0.04)	(0.08)	(0.03)
Net Realized and Unrealized Gains/(Losses) on Investments	2.21	1.86	(4.96)	0.83	1.30

Total from Investment Activities	2.22	1.84	(5.00)	0.75	1.27

Dividends to Shareholders From:
Net Realized Gains	—	—	(2.04)	(0.35)	—

Total Dividends	—	—	(2.04)	(0.35)	—

Net Asset Value, End of Period	$9.92	$7.70	$5.86	$12.90	$12.50

Total Return(a)	28.83%	31.40%	(43.35)%	6.07%	11.31%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$91,473	$47,457	$36,237	$62,425	$94,669
Net Investment Income/(Loss)	0.11%	(0.23)%	(0.54)%	(0.47)%	(0.23)%
Expenses Before Reductions(b)	1.22%	1.24%	1.26%	1.23%	1.24%
Expenses Net of Reductions	1.22%	1.24%	1.26%	1.23%	1.23%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.22%	1.24%	1.26%	1.23%	1.24%
Portfolio Turnover Rate	97.13%	172.64%	225.56%	239.53%	94.34%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Turner Quantitative Small Cap Growth Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Turner Investment Partners, Inc. (“Turner”), Turner provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Turner Quantitative Small Cap Growth Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2010, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $1,655 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$89,960,781	$—	$—	$89,960,781
Investment Company	2,292,058	—	—	2,292,058

Total Investment Securities	$92,252,839	$—	$—	$92,252,839

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Turner Quantitative Small Cap Growth Fund	$84,311,830	$57,968,833

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $72,104,144. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$20,298,025
Unrealized depreciation	(149,330)

Net unrealized appreciation	$20,148,695

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Turner Quantitative Small Cap Growth Fund	$9,115,391	$7,150,651

During the year ended December 31, 2010, the Fund utilized $7,343,772 in capital loss carryforwards to offset capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2010

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Accumulated		Total
	Ordinary	Capital and	Unrealized	Accumulated
	Income	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Turner Quantitative Small Cap Growth Fund	$40,173	$(16,266,042)	$20,148,695	$3,922,826

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Turner Quantitative Small Cap Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

21

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

22

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

23

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

25

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

26

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Van Kampen Equity and Income Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Van Kampen Equity and Income Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Van Kampen Equity and Income Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period ended December 31, 2010, the AZL® Van Kampen Equity and Income Fund returned 11.74% compared to a 15.06% and 6.54% total return for its benchmarks, the S&P 500 Index1 and the Barclays Capital U.S. Aggregate Bond Index2, respectively.
Strong gains in the equity market, in particular from September through the rest of the year as economic news improved modestly, helped to drive the Fund’s positive absolute return.
The Fund’s overweight position in consumer discretionary shares, with an emphasis on media companies, boosted returns relative to its equity benchmark. These firms benefited from an increase in advertising revenue during the period. The Fund’s fixed income holdings also produced positive returns relative to its the Barclays Capital U.S. Aggregate Bond Index for the full period, despite a marked rise in interest rates late in the year, which sent bond prices down.
The Fund’s technology holdings underperformed during the period, which hurt performance relative to its equity benchmark. In particular, stock selection in hardware and equipment makers detracted from relative return, as investors fled one company on news that its CEO was leaving due to expense-related improprieties. The Fund’s relative performance also suffered due to its lack of exposure to real estate, which performed strongly during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]	The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.

1

AZL® Van Kampen Equity and Income Fund Review
Fund Objective
The Fund’s investment objective is to seek the highest possible income consistent with safety of principal, with long-term growth of capital as an important secondary objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its total assets in income-producing equity securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(5/3/04)

AZL® Van Kampen Equity and Income Fund	11.74%	1.46%	3.91%	5.30%

S&P 500 Index	15.06%	-2.86%	2.29%	3.89%

Barclays Capital U.S. Aggregate Bond Index	6.54%	5.90%	5.80%	5.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross

AZL® Van Kampen Equity and Income Fund	1.14%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager voluntarily reduced the management fee to 0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on assets above $200 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index is calculated from 4/30/04.

[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.13%.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Van Kampen Equity and Income Fund	$1,000.00	$1,173.80	$5.53	1.01%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Van Kampen Equity and Income Fund	$1,000.00	$1,020.11	$5.14	1.01%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Equity and Income Fund, as a percentage of net assets, in the following investments, as of December 31, 2010:

	Percent of
Investments	net assets*
Aerospace & Defense	—	%^
Air Freight & Logistics	0.3
Airlines	0.1
Auto Components	0.5
Automobiles	0.6
Beverages	0.9
Biotechnology	1.3
Building Products	—	^
Capital Markets	4.0
Chemicals	1.5
Commercial Banks	4.2
Commercial Services & Supplies	1.2
Communications Equipment	1.4
Computers & Peripherals	2.5
Construction Materials	0.5
Consumer Finance	1.1
Diversified Financial Services	7.1
Diversified Telecommunication Services	1.2
Electric Utilities	2.8
Electronic Equipment, Instruments & Components	1.3
Energy Equipment & Services	1.6
Food & Staples Retailing	2.4
Food Products	2.2
Health Care Equipment & Supplies	1.5
Health Care Providers & Services	2.5
Hotels, Restaurants & Leisure	0.9
Household Durables	0.7
Household Products	1.2
Independent Power Producers & Energy Traders	—	^
Industrial Conglomerates	3.2%
Insurance	3.3
Internet & Catalog Retail	0.7
Internet Software & Services	2.3
IT Services	1.3
Machinery	1.4
Media	6.0
Metals & Mining	0.6
Multi-Utilities	0.2
Multiline Retail	—	^
Municipal Bonds	—	^
Oil, Gas & Consumable Fuels	8.9
Personal Products	1.0
Pharmaceuticals	4.7
Professional Services	0.8
Real Estate Investment Trusts (REITs)	0.1
Real Estate Management & Development	—	^
Road & Rail	0.3
Semiconductors & Semiconductor Equipment	1.2
Software	0.8
Sovereign Bond	—	^
Specialty Retail	1.5
Thrifts & Mortgage Finance	0.2
U.S. Government Agency Mortgages	0.6
U.S. Treasury Obligations	8.0
Wireless Telecommunication Services	1.4
Investment Company	5.9

	99.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about investments, please see the Schedule of Portfolio Investments.

^	Represents amounts less than 0.05%.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (64.7%):
Air Freight & Logistics (0.3%):
13,091	FedEx Corp.	$1,217,594

Auto Components (0.5%):
46,956	General Motors Co.*	1,730,798

Automobiles (0.6%):
126,139	Ford Motor Co.*	2,117,874

Beverages (0.8%):
26,987	Coca-Cola Co. (The)	1,774,935
45,568	Coca-Cola Enterprises, Inc.	1,140,567

		2,915,502

Capital Markets (2.7%):
200,262	Charles Schwab Corp.	3,426,483
7,063	LPL Investment Holdings, Inc.*	256,881
114,256	Morgan Stanley	3,108,906
55,695	State Street Corp.	2,580,906

		9,373,176

Chemicals (1.5%):
64,639	Dow Chemical Co. (The)	2,206,775
27,009	LyondellBasell Industries NV, Class A*	929,110
26,382	PPG Industries, Inc.	2,217,935

		5,353,820

Commercial Banks (3.0%):
48,986	BB&T Corp.	1,287,842
91,219	Fifth Third Bancorp	1,339,095
70,350	PNC Financial Services Group, Inc.	4,271,652
56,648	U.S. Bancorp	1,527,797
72,385	Wells Fargo & Co.	2,243,211

		10,669,597

Commercial Services & Supplies (1.0%):
54,159	Avery Dennison Corp.	2,293,092
43,056	Cintas Corp.	1,203,846

		3,496,938

Communications Equipment (0.7%):
119,097	Cisco Systems, Inc.*	2,409,332

Computers & Peripherals (1.8%):
208,288	Dell, Inc.*	2,822,302
80,239	Hewlett-Packard Co.	3,378,062

		6,200,364

Diversified Financial Services (5.3%):
334,474	Bank of America Corp.	4,461,883
656,322	Citigroup, Inc.*	3,104,403
256,986	JPMorgan Chase & Co.	10,901,346

		18,467,632

Diversified Telecommunication Services (0.7%):
72,769	Verizon Communications, Inc.	2,603,675

Electric Utilities (2.6%):
125,166	American Electric Power Co., Inc.	4,503,473
37,680	Edison International	1,454,448
19,921	Entergy Corp.	1,411,004
43,845	FirstEnergy Corp.	1,623,142

		8,992,067

Electronic Equipment, Instruments & Components (1.3%):
113,773	Tyco International, Ltd.	4,714,753

Energy Equipment & Services (1.4%):
17,974	Cameron International Corp.*	911,821
47,003	Schlumberger, Ltd.	3,924,751

		4,836,572

Food & Staples Retailing (2.3%):
72,313	SYSCO Corp.	2,126,002
42,825	Wal-Mart Stores, Inc.	2,309,552
90,665	Walgreen Co.	3,532,309

		7,967,863

Food Products (1.8%):
106,036	Kraft Foods, Inc., Class A	3,341,194
95,810	Unilever NV, NYS	3,008,434

		6,349,628

Health Care Equipment & Supplies (0.8%):
60,787	Covidien plc	2,775,534

Health Care Providers & Services (1.6%):
39,186	Cardinal Health, Inc.	1,501,216
116,881	UnitedHealth Group, Inc.	4,220,573

		5,721,789

Household Durables (0.7%):
72,104	Sony Corp., SP ADR	2,574,834

Household Products (1.2%):
67,591	Procter & Gamble Co. (The)	4,348,129

Industrial Conglomerates (2.6%):
496,507	General Electric Co.	9,081,113

Insurance (3.2%):
29,416	Chubb Corp. (The)	1,754,370
269,937	Marsh & McLennan Cos., Inc.	7,380,078
61,830	Principal Financial Group, Inc.	2,013,185

		11,147,633

Internet Software & Services (2.3%):
189,831	eBay, Inc.*	5,282,997
160,444	Yahoo!, Inc.*	2,668,183

		7,951,180

IT Services (1.3%):
74,808	Amdocs, Ltd.*	2,054,976
135,338	Western Union Co.	2,513,226

		4,568,202

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Machinery (1.1%):
20,722	Dover Corp.	$1,211,201
57,527	Ingersoll-Rand plc	2,708,946

		3,920,147

Media (5.0%):
187,505	Comcast Corp., Class A	4,119,485
45,638	Time Warner Cable, Inc.	3,013,477
122,785	Time Warner, Inc.	3,949,993
164,905	Viacom, Inc., Class B	6,531,887

		17,614,842

Oil, Gas & Consumable Fuels (8.1%):
70,343	Anadarko Petroleum Corp.	5,357,323
26,877	ConocoPhillips	1,830,324
30,292	Devon Energy Corp.	2,378,225
34,046	Exxon Mobil Corp.	2,489,444
53,360	Hess Corp.	4,084,174
14,557	Noble Energy, Inc.	1,253,067
58,671	Occidental Petroleum Corp.	5,755,625
66,917	Royal Dutch Shell plc, SP ADR	4,468,717
28,584	Williams Cos., Inc. (The)	706,596

		28,323,495

Personal Products (1.0%):
123,433	Avon Products, Inc.	3,586,963

Pharmaceuticals (3.9%):
30,822	Abbott Laboratories	1,476,682
140,357	Bristol-Myers Squibb Co.	3,716,653
58,147	Merck & Co., Inc.	2,095,618
240,937	Pfizer, Inc.	4,218,807
57,150	Roche Holding AG, SP ADR	2,094,548

		13,602,308

Professional Services (0.8%):
24,216	Manpower, Inc.	1,519,796
37,527	Robert Half International, Inc.	1,148,326

		2,668,122

Semiconductors & Semiconductor Equipment (0.6%):
93,727	Intel Corp.	1,971,079

Software (0.2%):
21,130	Microsoft Corp.	589,950

Specialty Retail (0.9%):
93,316	Home Depot, Inc.	3,271,659

Wireless Telecommunication Services (1.1%):
147,131	Vodafone Group plc, SP ADR	3,888,672

Total Common Stocks (Cost $183,457,695)		227,022,836

Convertible Bonds (12.4%):
Biotechnology (1.3%):
1,051,000	Cephalon, Inc., 2.50%, 5/1/14	1,191,571
1,898,000	Gilead Sciences, Inc., Series D, 1.63%, 5/1/16(a)	1,973,920
1,025,000	Invitrogen Corp., 1.50%, 2/15/24	1,237,688

		4,403,179

Capital Markets (1.0%):
1,024,000	Affiliated Managers Group, Inc., 3.95%, 8/15/38, Callable 8/15/13 @ 100	1,134,080
1,200,000	Goldman Sachs Group, Inc., 1.00%, 3/15/17 (exchangeable for the cash value of a basket of equity securities)(a)	1,186,740
594,000	Janus Capital Group, Inc., 3.25%, 7/15/14	703,890
506,500	Jefferies Group, Inc., 3.88%, 11/1/29, Callable 11/1/17 @ 100	531,192

		3,555,902

Communications Equipment (0.7%):
479,000	Ciena Corp., 0.25%, 5/1/13	438,285
2,021,000	Lucent Technologies Corp., 2.88%, 6/15/25	1,907,319

		2,345,604

Computers & Peripherals (0.7%):
2,448,000	Sandisk Corp., 1.00%, 5/15/13	2,356,200

Construction Materials (0.5%):
1,700,000	Cemex SAB de C.V., 4.88%, 3/15/15(a)	1,857,250

Consumer Finance (0.9%):
1,537,000	Ford Motor Co., 4.25%, 11/15/16	3,072,079

Diversified Financial Services (0.2%):
564,000	NASDAQ OMX Group, Inc. (The), 2.50%, 8/15/13	558,360

Diversified Telecommunication Services (0.2%):
400,000	JDS Uniphase Corp., 1.00%, 5/15/26(a)	379,000
502,000	JDS Uniphase Corp., 1.00%, 5/15/26, Callable 5/20/13 @ 100	475,645

		854,645

Energy Equipment & Services (0.2%):
653,000	Helix Energy Solutions Group, Inc., 3.25%, 12/15/25, Callable 12/20/12 @ 100	630,145

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Convertible Bonds, continued

Health Care Equipment & Supplies (0.5%):
$1,252,000	LifePoint Hospitals, Inc., 3.50%, 5/15/14	$1,262,955
432,000	Teleflex, Inc., 3.88%, 8/1/17	453,600

		1,716,555

Health Care Providers & Services (0.2%):
416,000	Omnicare, Inc., 3.75%, 12/15/25	463,840
307,000	Omnicare, Inc., 3.25%, 12/15/35	281,672

		745,512

Hotels, Restaurants & Leisure (0.8%):
1,349,000	International Game Technology, Inc., 3.25%, 5/1/14(a)	1,556,409
1,144,000	MGM Resorts International, 4.25%, 4/15/15(a)	1,252,680

		2,809,089

Industrial Conglomerates (0.1%):
166,000	Textron, Inc., Series TXT, 4.50%, 5/1/13	315,400

Internet & Catalog Retail (0.7%):
300,000	Clearwire Corp., 8.25%, 12/1/40, Callable 12/1/17 @ 100(a)	304,500
1,828,700	Liberty Media Corp., 3.13%, 3/30/23	2,050,430

		2,354,930

Machinery (0.3%):
460,000	Linear Technology Corp., 3.00%, 5/1/27(a)	487,600
277,000	Linear Technology Corp., Series A, 3.00%, 5/1/27, Callable 5/1/14 @ 100	293,620
315,000	Navistar International Corp., 3.00%, 10/15/14	420,525

		1,201,745

Media (0.7%):
843,000	Gaylord Entertainment Co., 3.75%, 10/1/14(a)	1,228,672
568,000	Interpublic Group of Cos., Inc., 4.75%, 3/15/23, Callable 3/15/13 @ 100	663,850
641,000	Interpublic Group of Cos., Inc. (The), 4.25%, 3/15/23, Callable 3/15/12 @ 100	713,914

		2,606,436

Metals & Mining (0.3%):
813,000	Allegheny Technologies, Inc., 4.25%, 6/1/14	1,226,614

Oil, Gas & Consumable Fuels (0.4%):
1,293,000	Massey Energy Co., 3.25%, 8/1/15	1,262,291

Pharmaceuticals (0.7%):
821,000	Endo Pharmaceuticals Holdings, Inc., 1.75%, 4/15/15	1,091,930
1,211,000	Mylan, Inc., 1.25%, 3/15/12	1,282,146

		2,374,076

Semiconductors & Semiconductor Equipment (0.6%):
1,249,000	Micron Technology, Inc., 1.88%, 6/1/14	1,180,305
512,000	Xilinx, Inc., 3.13%, 3/15/37(a)	532,480
354,000	Xilinx, Inc., 3.13%, 3/15/37	368,160

		2,080,945

Software (0.6%):
580,000	Cadence Design Systems, Inc., 1.50%, 12/15/13	545,200
1,443,000	Symantec Corp., 1.00%, 6/15/13	1,639,609

		2,184,809

Specialty Retail (0.5%):
822,000	BorgWarner, Inc., 3.50%, 4/15/12	1,838,197

Thrifts & Mortgage Finance (0.1%):
225,000	MGIC Investment Corp., 5.00%, 5/1/17	258,469

Wireless Telecommunication Services (0.2%):
772,000	SBA Communications Corp., 1.88%, 5/1/13	865,605

Total Convertible Bonds (Cost $37,893,669)		43,474,037

Corporate Bonds (5.0%):
Aerospace & Defense (0.0%):
65,000	Raytheon Co., 1.63%, 10/15/15	62,365

Air Freight & Logistics (0.0%):
10,000	FedEx Corp., 7.25%, 2/15/11	10,071

Airlines (0.1%):
105,000	Continental Airlines 2010-A, Class A, 4.75%, 1/12/21	104,874
90,000	Delta Air Lines, Inc., 6.20%, 7/2/18	95,625

		200,499

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Corporate Bonds, continued

Automobiles (0.0%):
$55,000	Daimler Finance LLC, 7.30%, 1/15/12	$58,436

Beverages (0.1%):
70,000	Anheuser-Busch InBev NV Worldwide, Inc., 2.50%, 3/26/13	71,631
65,000	Anheuser-Busch InBev NV Worldwide, Inc., 7.20%, 1/15/14(a)	74,334
20,000	Anheuser-Busch InBev NV Worldwide, Inc., 5.38%, 11/15/14(a)	22,035
135,000	Anheuser-Busch InBev NV Worldwide, Inc., 3.63%, 4/15/15	139,344
80,000	FBG Finance, Ltd., 5.13%, 6/15/15(a)	84,897

		392,241

Capital Markets (0.3%):
10,000	Bear Stearns Co., Inc., 6.40%, 10/2/17	11,400
120,000	Bear Stearns Co., Inc., 7.25%, 2/1/18	142,207
305,000	Goldman Sachs Group, Inc., 6.15%, 4/1/18	335,864
140,000	Goldman Sachs Group, Inc., 6.75%, 10/1/37	143,135
205,000	Jefferies Group, Inc., 6.88%, 4/15/21	213,051
70,000	Merrill Lynch & Co., 6.88%, 4/25/18	76,605
235,000	Morgan Stanley, 4.00%, 7/24/15	236,219

		1,158,481

Commercial Banks (0.3%):
35,000	Enterprise Products Operating LP, 5.25%, 1/31/20	36,406
75,000	Enterprise Products Partners LP, 6.50%, 1/31/19	85,159
105,000	HBOS plc, 6.75%, 5/21/18(a)	98,316
50,000	PNC Funding Corp., 6.70%, 6/10/19	57,567
185,000	U.S. Bancorp, 2.00%, 6/14/13	187,759
250,000	U.S. Bank NA, 3.78%, 4/29/20, Callable 4/29/15 @ 100(b)	253,645
290,000	Wells Fargo & Co., 5.63%, 12/11/17	321,083

		1,039,935

Commercial Services & Supplies (0.1%):
135,000	Waste Management, Inc., 5.00%, 3/15/14	145,909

Consumer Finance (0.2%):
205,000	American Express Co., 8.13%, 5/20/19	255,063
140,000	Capital One Financial Corp., 6.75%, 9/15/17	161,331
200,000	GMAC, Inc., 2.20%, 12/19/12	205,706
165,000	Household Finance Corp., 6.38%, 10/15/11	172,014
35,000	HSBC Finance Corp., 6.75%, 5/15/11	35,760

		829,874

Diversified Financial Services (1.3%):
215,000	AIG SunAmerica Global Finance Vi, 6.30%, 5/10/11(a)	218,225
295,000	Bank of America Corp., 5.75%, 12/1/17	306,985
55,000	Bank of America Corp., 5.65%, 5/1/18	56,197
120,000	Bank of America Corp., 7.63%, 6/1/19	138,172
180,000	Charles Schwab Corp., 4.45%, 7/22/20	179,304
1,000,000	Citibank NA, 1.75%, 12/28/12	1,020,234
1,050,000	Citigroup Funding, Inc., 2.25%, 12/10/12	1,080,044
135,000	Citigroup, Inc., 6.13%, 11/21/17	147,945
85,000	Citigroup, Inc., 6.13%, 5/15/18	93,120
220,000	Citigroup, Inc., 8.50%, 5/22/19	273,116
115,000	ERAC USA Finance Co., 2.75%, 7/1/13(a)	117,053
120,000	JPMorgan Chase & Co., 6.00%, 1/15/18	134,009
65,000	JPMorgan Chase & Co., 6.30%, 4/23/19	73,987
150,000	JPMorgan Chase & Co., 4.40%, 7/22/20	147,637
295,000	Morgan Stanley, 3.45%, 11/2/15	287,612
85,000	NASDAQ OMX Group, Inc. (The), 5.55%, 1/15/20	85,882
130,000	PNC Funding Corp., 5.13%, 2/8/20	135,498

		4,495,020

8

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Corporate Bonds, continued

Diversified Telecommunication Services (0.2%):
$1,000	AT&T, Inc., 8.07%, 11/15/31	$1,257
250,000	AT&T, Inc., 6.30%, 1/15/38	263,737
28,000	AT&T, Inc., 5.35%, 9/1/40(a)	26,333
65,000	Verizon Communications, Inc., 6.35%, 4/1/19	75,020
120,000	Verizon Communications, Inc., 8.95%, 3/1/39	171,011

		537,358

Electric Utilities (0.1%):
120,000	Progress Energy, Inc., 6.85%, 4/15/12	128,540
105,000	Progress Energy, Inc., 7.05%, 3/15/19	124,573

		253,113

Electronic Equipment, Instruments & Components (0.0%):
10,000	Corning, Inc., 6.63%, 5/15/19	11,541
20,000	Corning, Inc., 7.25%, 8/15/36, Callable 8/15/26 @ 100	22,761

		34,302

Energy Equipment & Services (0.0%):
45,000	Texas East Transmission, 7.00%, 7/15/32	51,894

Food & Staples Retailing (0.1%):
121,614	CVS Pass-Through Trust, 6.04%, 12/10/28	124,726
19,518	CVS Pass-Through Trust, 8.35%, 7/10/31(a)	23,248
260,000	Safeway, Inc., 3.95%, 8/15/20	246,207
45,000	Wal-Mart Stores, Inc., 5.25%, 9/1/35	45,286
15,000	Wal-Mart Stores, Inc., 6.50%, 8/15/37	17,623

		457,090

Food Products (0.2%):
85,000	Corn Products International, Inc., 6.63%, 4/15/37	88,852
85,000	GlaxoSmithKline, 5.65%, 5/15/18	97,191
85,000	Kraft Foods, Inc., 5.38%, 2/10/20	91,483
135,000	Kraft Foods, Inc., 7.00%, 8/11/37	158,046
15,000	Kraft Foods, Inc., 6.88%, 2/1/38	17,416
250,000	Wm. Wrigley Jr. Co., 1.66%, 6/28/11(a)(b)	250,115

		703,103

Health Care Equipment & Supplies (0.2%):
165,000	Boston Scientific Corp., 5.45%, 6/15/14	175,117
130,000	CareFusion Corp., 4.13%, 8/1/12	135,443
571,000	Wright Medical Group, Inc., 2.63%, 12/1/14	537,454

		848,014

Health Care Providers & Services (0.2%):
220,000	Aetna, Inc., 3.95%, 9/1/20	211,428
335,000	Express Scripts, Inc., 5.25%, 6/15/12	353,578
75,000	Medco Health Solutions, Inc., 2.75%, 9/15/15	74,410
135,000	WellPoint, Inc., 4.35%, 8/15/20	133,948

		773,364

Hotels, Restaurants & Leisure (0.1%):
170,000	Expedia, Inc., 5.95%, 8/15/20	170,850
20,000	Yum! Brands, Inc., 6.25%, 3/15/18	22,582
60,000	Yum! Brands, Inc., 5.30%, 9/15/19	63,550

		256,982

Household Products (0.0%):
125,000	Ohio Power Co., Series 1, 5.38%, 10/1/21	133,095

Industrial Conglomerates (0.5%):
1,200,000	General Electric Capital Corp., Series G, 2.63%, 12/28/12, MTN	1,244,622
85,000	General Electric Capital Corp., 5.63%, 5/1/18	92,694
70,000	General Electric Capital Corp., Series G, 6.00%, 8/7/19, MTN	77,881
40,000	General Electric Capital Corp., 5.88%, 1/14/38, MTN	41,522
160,000	General Electric Co., 5.25%, 12/6/17	172,815

		1,629,534

9

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Corporate Bonds, continued

Insurance (0.1%):
$120,000	Aflac, Inc., 6.45%, 8/15/40	$122,901
115,000	CNA Financial Corp., 5.88%, 8/15/20	114,503
75,000	Pacific Life Corp., 6.00%, 2/10/20(a)	78,825
50,000	Reinsurance Group of America, Inc., 6.45%, 11/15/19	52,771
70,000	Travelers Cos., Inc. (The), 5.35%, 11/1/40	68,968

		437,968

Media (0.3%):
135,000	Comcast Corp., 5.70%, 5/15/18	148,571
65,000	Comcast Corp., 5.15%, 3/1/20	68,272
20,000	Cox Communications, Inc., 8.38%, 3/1/39(a)	25,918
165,000	DIRECTV Holdings, 7.63%, 5/15/16, Callable 5/15/12 @ 103.81	182,944
80,000	NBC Universal, Inc., 2.10%, 4/1/14(a)	79,763
75,000	NBC Universal, Inc., 5.95%, 4/1/41(a)	74,992
40,000	Time Warner, Inc., 5.88%, 11/15/16	45,149
60,000	Time Warner, Inc., 8.75%, 2/14/19	76,348
35,000	Time Warner, Inc., 8.25%, 4/1/19	43,476
25,000	Time Warner, Inc., 6.75%, 6/15/39	27,612
160,000	Time Warner, Inc., 5.88%, 11/15/40, Callable 5/15/40 @ 100	158,298

		931,343

Metals & Mining (0.0%):
115,000	Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/1/17, Callable 4/1/12 @ 104.19	127,219

Multi-Utilities (0.0%):
40,000	NiSource Finance Corp., 6.80%, 1/15/19	46,280

Multiline Retail (0.0%):
90,000	Macy’s Retail Holdings, Inc., 5.35%, 3/15/12	92,925

Oil, Gas & Consumable Fuels (0.0%):
50,000	Hess Corp., 5.60%, 2/15/41	49,637
45,000	Spectra Energy Capital Corp., 7.50%, 9/15/38	52,709

		102,346

Pharmaceuticals (0.1%):
95,000	Merck & Co., Inc., 5.00%, 6/30/19	104,686
230,000	Pfizer, Inc., 6.20%, 3/15/19	269,413

		374,099

Real Estate Investment Trusts (REITs) (0.1%):
115,000	Digital Realty Trust LP, 4.50%, 7/15/15(a)	115,708
165,000	Health Care REIT, Inc., 4.95%, 1/15/21, Callable 10/15/20 @ 100	158,986
75,000	WEA Finance LLC, 6.75%, 9/2/19(a)	83,552

		358,246

Road & Rail (0.1%):
20,000	CSX Corp., 6.15%, 5/1/37	21,503
140,000	CSX Corp., 5.50%, 4/15/41, Callable 10/15/40 @ 100	137,558
20,000	Union Pacific Corp., 6.13%, 2/15/20	22,823

		181,884

Software (0.0%):
75,000	Adobe Systems, Inc., 4.75%, 2/1/20	76,718

Specialty Retail (0.1%):
100,000	Advance Auto Parts, Inc., 5.75%, 5/1/20	104,464
140,000	AutoZone, Inc., 6.50%, 1/15/14	155,475
70,000	Home Depot, Inc., 5.88%, 12/16/36	72,810

		332,749

Thrifts & Mortgage Finance (0.1%):
80,000	Prudential Financial, Inc., Series D, 4.75%, 9/17/15, MTN	84,639
20,000	Prudential Financial, Inc., 7.38%, 6/15/19	23,581
35,000	Prudential Financial, Inc., 6.63%, 12/1/37	38,906

		147,126

10

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Corporate Bonds, continued

Wireless Telecommunication Services (0.1%):
$125,000	American Tower Corp., 4.50%, 1/15/18	$123,908
25,000	SBC Communications, Inc., 6.15%, 9/15/34	25,819

		149,727

Total Corporate Bonds (Cost $16,748,279)		17,429,310

Preferred Stocks (1.8%):
Commercial Banks (0.3%):
10,908	KeyCorp, Series A	1,167,156

Commercial Services & Supplies (0.1%):
5,300	Stanley Black & Decker, Inc.	572,294

Food Products (0.2%):
17,650	Archer Daniels	685,349

Health Care Providers & Services (0.5%):
1,310	HealthSouth Corp., Series A	1,273,975
9,754	Omnicare Capital Trust II	377,358

		1,651,333

Multi-Utilities (0.2%):
22,092	Centerpoint Energy, Inc.	702,084

Oil, Gas & Consumable Fuels (0.3%):
27,346	El Paso Energy Capital Trust I	1,062,939

Road & Rail (0.2%):
49,449	Swift Mandatory Common Exchange Security Trust(a)	599,663

Total Preferred Stocks (Cost $5,819,904)		6,440,818

U.S. Government Agency Mortgages (0.6%):
Federal Home Loan Mortgage Corporation (0.4%)
$250,000	3.00%, 7/28/14	263,170
950,000	4.88%, 6/13/18	1,062,420

		1,325,590

Federal National Mortgage Association (0.2%)
540,000	4.38%, 10/15/15	594,402
185,000	6.63%, 11/15/30	233,427

		827,829

Total U.S. Government Agency Mortgages (Cost $2,069,072)		2,153,419

U.S. Treasury Obligations (8.0%):
U.S. Treasury Bonds (1.1%)
300,000	6.63%, 2/15/27	394,594
1,280,000	3.50%, 2/15/39	1,103,000
420,000	4.25%, 5/15/39	413,766
400,000	4.38%, 11/15/39	402,125
350,000	4.63%, 2/15/40	366,625
1,500,000	4.25%, 11/15/40	1,475,625

		4,155,735

U.S. Treasury Notes (6.9%)
2,850,000	0.75%, 11/30/11	2,861,243
550,000	0.88%, 2/29/12	553,201
6,500,000	1.00%, 4/30/12	6,552,585
250,000	4.38%, 8/15/12	265,820
180,000	4.13%, 8/31/12	190,786
500,000	1.38%, 1/15/13	507,617
1,680,000	2.75%, 10/31/13	1,765,969
1,350,000	1.75%, 3/31/14	1,376,472
200,000	2.63%, 6/30/14	209,297
2,470,000	2.25%, 1/31/15	2,535,608
2,300,000	2.50%, 3/31/15	2,380,684
2,500,000	2.63%, 4/30/16	2,559,180
6,000	3.63%, 2/15/20	6,227
1,500,000	2.63%, 11/15/20	1,414,921
500,000	6.88%, 8/15/25	668,359

		23,847,969

Total U.S. Treasury Obligation (Cost $27,721,169)		28,003,704

Yankee Dollars (1.5%):
Building Products (0.0%):
30,000	Holcim U.S. Finance SARL & CIE SCS, 6.00%, 12/30/19(a)	31,153

Commercial Banks (0.6%):
100,000	Abbey National Treasury Service plc, 3.88%, 11/10/14(a)	99,094
135,000	Bank of Nova Scotia, 2.38%, 12/17/13	139,087
175,000	Barclays Bank plc, 6.75%, 5/22/19	197,664
110,000	Barclays Bank plc, 5.14%, 10/14/20	98,972
95,000	Commonwealth Bank of Australia, 5.00%, 10/15/19(a)	99,438
155,000	Groupe BPCE, 2.38%, 10/4/13(a)	153,696
255,000	HSBC Bank plc, 4.13%, 8/12/20(a)	245,086
100,000	Lloyds TSB Bank plc, 5.80%, 1/13/20(a)	98,736
100,000	Royal Bank of Scotland plc, 4.88%, 3/16/15	102,292
100,000	Santander U.S. Debt SA, 3.72%, 1/20/15(a)	94,746
305,000	Societe Generale, 2.50%, 1/15/14(a)	304,690
100,000	Standard Chartered plc, 3.85%, 4/27/15(a)	102,957
160,000	Westpac Banking Corp., 2.10%, 8/2/13	161,625

		1,898,083

11

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Principal		Fair
Amount		Value
Yankee Dollars, continued

Diversified Financial Services (0.3%):
$155,000	Credit Suisse Group AG, 5.40%, 1/14/20	$158,297
30,000	Credit Suisse, NY, 6.00%, 2/15/18	32,169
100,000	Credit Suisse, NY, 5.30%, 8/13/19	105,627
250,000	Credit Suisse, NY, 4.38%, 8/5/20, MTN	245,450
125,000	National Australia Bank, 3.75%, 3/2/15(a)	129,274
180,000	Nationwide Building Society, 6.25%, 2/25/20(a)	187,572
180,000	Rabobank Nederland NV, 4.75%, 1/15/20(a)	184,115
60,000	UBS AG Stamford CT, 5.88%, 12/20/17	65,990

		1,108,494

Diversified Telecommunication Services (0.1%):
75,000	Deutsche Telekom International Finance BV, 6.00%, 7/8/19	84,844
100,000	Telecom Italia Capital, 7.00%, 6/4/18	105,883
55,000	Telecom Italia Capital SA, 7.18%, 6/18/19	58,846

		249,573

Electric Utilities (0.1%):
50,000	Electricite de France, 4.60%, 1/27/20(a)	51,672
100,000	Enel Finance International SA, 5.13%, 10/7/19(a)	99,103

		150,775

Electronic Equipment, Instruments & Components (0.0%):
70,000	Philips Electronics NV, 5.75%, 3/11/18	78,492

Food & Staples Retailing (0.0%):
40,000	Delhaize Group, 5.88%, 2/1/14	44,142

Food Products (0.0%):
100,000	Grupo Bimbo SAB de CV, 4.88%, 6/30/20(a)	100,391

Independent Power Producers & Energy Traders (0.0%):
100,000	Iberdrola Finance Ireland, Ltd., 3.80%, 9/11/14(a)	99,551

Insurance (0.0%):
100,000	AEGON NV, 4.63%, 12/1/15	103,068

Media (0.0%):
100,000	WPP Finance, 8.00%, 9/15/14	115,045

Metals & Mining (0.3%):
100,000	Anglo American Capital plc, 9.38%, 4/8/19(a)	134,513
205,000	ArcelorMittal, 3.75%, 8/5/15	206,707
145,000	ArcelorMittal, 9.85%, 6/1/19	183,254
265,000	Gold Fields Holdings Co., Ltd., 4.88%, 10/7/20(a)	253,508
100,000	Rio Tinto Finance (USA), Ltd., 9.00%, 5/1/19	134,305
55,000	Vale Overseas, Ltd., 5.63%, 9/15/19	58,581
65,000	Vale Overseas, Ltd., 6.88%, 11/10/39	71,820

		1,042,688

Oil, Gas & Consumable Fuels (0.1%):
130,000	Petroleos Mexicanos, 5.50%, 1/21/21	131,625
40,000	Shell International Finance B.V., 3.10%, 6/28/15	41,078

		172,703

Real Estate Management & Development (0.0%):
30,000	Brookfield Asset Management, Inc., 7.13%, 6/15/12	31,992

Sovereign Bond (0.0%):
95,000	Republic of Italy, 6.88%, 9/27/23	104,696

Total Yankee Dollars (Cost $5,179,034)		5,330,846

Municipal Bond (0.0%):
Texas (0.0%):
80,000	Texas State Transportation Commission Revenue, Series B	79,349

Total Municipal Bond (Cost $80,000)		79,349

		Fair
Shares		Value
Investment Company (5.9%):
20,706,023	Dreyfus Treasury Prime Cash Management, 0.00%(c)	$20,706,023

Total Investment Company (Cost $20,706,023)		20,706,023

Total Investment Securities (Cost $299,674,845)(d) — 99.9%		350,640,342
Net other assets (liabilities) — 0.1%		518,161

Net Assets — 100.0%		$351,158,503

12

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2010

Percentages indicated are based on net assets as of December 31, 2010.

LLC—Limited Liability Company

LP—Limited Partnership

MTN—Medium Term Note

NYS—New York Shares

plc—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

*	Non-income producing security

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2010. The date presented represents the final maturity date.

(c)	The rate represents the effective yield at December 31, 2010.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Australia	0.1%
Belgium	—	^
British Virgin Islands	0.1
Canada	—	^
Cayman Islands	—	^
France	0.1
Guernsey	0.6
Ireland (Republic of)	1.6
Italy	—	^
Japan	0.7
Luxembourg	0.2
Mexico	0.6
Netherlands	2.4
Spain	—	^
Switzerland	2.0
United Kingdom	2.8
United States	88.8

	100.0%

^	Represents amounts less than 0.05%.

13

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Statement of Assets and Liabilities
December 31, 2010

AZL
Van Kampen
Equity and
Income Fund

Assets:
Investment securities, at cost	$299,674,845

Investment securities, at value	$350,640,342
Interest and dividends receivable	935,733
Prepaid expenses	4,532

Total Assets	351,580,607

Liabilities:
Payable for investments purchased	46,115
Payable for capital shares redeemed	41,757
Manager fees payable	194,970
Administration fees payable	14,939
Distribution fees payable	72,538
Custodian fees payable	3,713
Administrative and compliance services fees payable	2,630
Trustee fees payable	648
Other accrued liabilities	44,794

Total Liabilities	422,104

Net Assets	$351,158,503

Net Assets Consist of:
Capital	$312,046,029
Accumulated net investment income/(loss)	3,970,738
Accumulated net realized gains/(losses) from investment transactions	(15,823,761)
Net unrealized appreciation/(depreciation) on investments	50,965,497

Net Assets	$351,158,503

Shares of beneficial interest (unlimited number of shares authorized, no par value)	29,379,795
Net Asset Value (offering and redemption price per share)	$11.95

14

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL
Van Kampen
Equity and
Income Fund

Investment Income:
Interest	$3,029,530
Dividends	4,151,215

Total Investment Income	7,180,745

Expenses:
Manager fees	2,143,600
Administration fees	156,816
Distribution fees	714,533
Custodian fees	18,932
Administrative and compliance services fees	11,085
Trustees’ fees	22,353
Professional fees	32,282
Shareholder reports	26,093
Other expenses	12,022

Total expenses before reductions	3,137,716
Less expenses voluntarily waived/reimbursed by the Manager	(210,815)
Less expenses paid indirectly	(9,497)

Net expenses	2,917,404

Net Investment Income/(Loss)	4,263,341

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	10,689,219
Change in unrealized appreciation/(depreciation) on investments	19,220,629

Net Realized/Unrealized Gains/(Losses) on Investments	29,909,848

Change in Net Assets Resulting From Operations	$34,173,189

15

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Statements of Changes in Net Assets

	AZL Van Kampen Equity and Income Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$4,263,341	$3,432,031
Net realized gains/(losses) on investment transactions	10,689,219	(6,752,075)
Change in unrealized appreciation/(depreciation) on investments	19,220,629	50,623,100

Change in net assets resulting from operations	34,173,189	47,303,056

Dividends to Shareholders:
From net investment income	(3,752,896)	(4,597,412)

Change in net assets resulting from dividends to shareholders	(3,752,896)	(4,597,412)

Capital Transactions:
Proceeds from shares issued	86,339,778	84,441,642
Proceeds from dividends reinvested	3,752,896	4,597,412
Value of shares redeemed	(11,839,372)	(25,024,467)

Change in net assets resulting from capital transactions	78,253,302	64,014,587

Change in net assets	108,673,595	106,720,231
Net Assets:
Beginning of period	242,484,908	135,764,677

End of period	$351,158,503	$242,484,908

Accumulated net investment income/(loss)	$3,970,738	$3,340,659

Share Transactions:
Shares issued	7,729,016	9,518,799
Dividends reinvested	344,302	439,523
Shares redeemed	(1,078,172)	(2,659,484)

Change in shares	6,995,146	7,298,838

16

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$10.83	$9.00	$12.57	$12.68	$11.58

Investment Activities:
Net Investment Income/(Loss)	0.12	0.07	0.34	0.26	0.19
Net Realized and Unrealized Gains/(Losses) on Investments	1.14	1.98	(3.25)	0.13	1.24

Total from Investment Activities	1.26	2.05	(2.91)	0.39	1.43

Dividends to Shareholders From:
Net Investment Income	(0.14)	(0.22)	(0.30)	(0.20)	(0.12)
Net Realized Gains	—	—	(0.36)	(0.30)	(0.21)

Total Dividends	(0.14)	(0.22)	(0.66)	(0.50)	(0.33)

Net Asset Value, End of Period	$11.95	$10.83	$9.00	$12.57	$12.68

Total Return(a)	11.74%	22.85%	(23.92)%	3.07%	12.52%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$351,159	$242,485	$135,765	$244,193	$224,971
Net Investment Income/(Loss)	1.49%	1.80%	2.37%	2.05%	2.00%
Expenses Before Reductions(b)	1.10%	1.13%	1.13%	1.11%	1.11%
Expenses Net of Reductions	1.02%	1.07%	1.07%	1.06%	1.08%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.02%	1.07%	N/A	N/A	N/A
Portfolio Turnover Rate	36.65%	68.56%	59.48%	69.49%	55.05%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

17

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Equity and Income Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund
The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Mortgage Dollar Roll Transactions

The Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

subadvisory agreement, effective June 1, 2010 between the Manager and Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to June 1, 2010 the Fund was subadvised by Van Kampen Asset Management. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2010, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Van Kampen Equity and Income Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on the first $100 million in assets, 0.675% on the next $100 million in assets, and 0.65% on assets above $200 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $8,123 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

For the period, the Fund paid approximately $14,217 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$227,022,836	$—	$—	$227,022,836
Convertible Bonds	—	43,474,037	—	43,474,037
Corporate Bonds	—	17,429,310	—	17,429,310
Municipal Bonds	—	79,349	—	79,349
Preferred Stocks:
Commercial Services & Supplies	572,294	—	—	572,294
Food Products	685,349	—	—	685,349
Oil, Gas & Consumable Fuels	1,062,939	—	—	1,062,939
All Other Preferred Stocks+	—	4,120,236	—	4,120,236
U.S. Government Agency Mortgages	—	2,153,419	—	2,153,419
U.S. Treasury Obligations	—	28,003,704	—	28,003,704
Yankee Dollars	—	5,330,846	—	5,330,846
Investment Company	20,706,023	—	—	20,706,023

Total Investment Securities	$250,049,441	$100,590,901	$—	$350,640,342

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Equity and Income Fund	$168,622,916	$98,719,975

For the year ended December 31, 2010, purchases and sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL Van Kampen Equity and Income Fund	$25,506,527	$25,825,103

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $303,654,611. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$51,939,945
Unrealized depreciation	(4,954,214)

Net unrealized appreciation	$46,985,731

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Van Kampen Equity and Income Fund	$1,462,270	$11,069,112

During the year ended December 31, 2010, the Fund utilized $9,324,778 in capital loss carryforwards to offset capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Equity and Income Fund	$3,752,896	$—	$3,752,896

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Equity and Income Fund	$4,597,412	$—	$4,597,412

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Accumulated		Total
	Ordinary	Capital and	Unrealized	Accumulated
	Income	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Van Kampen Equity and Income Fund	$4,658,125	$(12,531,382)	$46,985,731	$39,112,474

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Equity and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 67.26% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

29

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

30

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

31

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

32

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

33

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

34

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

AZL® Van Kampen Growth and Income Fund
Annual Report
December 31, 2010
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Van Kampen Growth and Income Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Van Kampen Growth and Income Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2010?
For the 12-month period December 31, 2010, the AZL® Van Kampen Growth and Income Fund returned 12.37%. That compared to a 15.51% total return for its benchmark, the Russell 1000® Value Index1.
As the market rallied on modestly better economic news between September and the end of the year, strong gains in the equity market helped to drive the Fund’s positive absolute return. The portfolio also benefited in relative performance from an overweight position in consumer discretionary shares, as well as stock selection in the sector. The Fund’s overweight focus on the sector was largely made up of media companies, which benefited from an increase in advertising revenue during the period. Stock selection in the telecommunications service sector also aided relative performance, thanks to a significant ownership stake in a wireless carrier that increased its subscriber base.
The Fund’s underperformance relative to its benchmark index was the result of the portfolio’s technology holdings, which dragged on performance throughout the period. In particular, selection in hardware and equipment makers detracted from relative performance.
The Fund maintained a relative underweight position to the financial services sector during the period, which was another source of weakness. Also, the portfolio’s lack of exposure to real estate hurt relative performance, as real estate shares produced strong gains during the period under review.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2010.

[1]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Van Kampen Growth and Income Fund Review
Fund Objective
The Fund’s investment objective is to seek income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its total assets in income-producing equity securities, including common stocks and convertible securities although investments are also made in non-convertible preferred stocks and debt securities rated “investment grade,” which are securities rated within the four highest grades assigned by S&P® or by Moody’s.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2010

				Since
	1	3	5	Inception
	Year	Year	Year	(4/30/01)

AZL® Van Kampen Growth and Income Fund	12.37%	-2.29%	2.11%	4.02%

Russell 1000® Value Index	15.51%	-4.42%	1.28%	3.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross

AZL® Van Kampen Growth and Income Fund	1.14%

The above expense ratio is based on the current Fund prospectus dated April 30, 2010. The Manager voluntarily reduced the management fee to 0.675% on the first $100 million of assets and 0.65% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2012. Additional information pertaining to the December 31, 2010 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.13%.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Growth and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Van Kampen Growth and Income Fund	$1,000.00	$1,227.10	$5.56	0.99%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Annualized
	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10
AZL Van Kampen Growth and Income Fund	$1,000.00	$1,020.21	$5.04	0.99%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Excludes expenses paid indirectly.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Growth and Income Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2010:

Percent of
Investments	net assets*
Air Freight & Logistics	0.5%
Auto Components	0.7
Automobiles	0.9
Beverages	1.2
Capital Markets	3.9
Chemicals	2.2
Commercial Banks	4.5
Commercial Services & Supplies	1.2
Communications Equipment	1.0
Computers & Peripherals	2.7
Diversified Financial Services	7.8
Diversified Telecommunication Services	1.1
Electric Utilities	3.9
Electronic Equipment, Instruments & Components	2.0
Energy Equipment & Services	2.0
Food & Staples Retailing	3.4
Food Products	2.7
Health Care Equipment & Supplies	1.2
Health Care Providers & Services	2.5
Household Durables	1.1
Household Products	1.8
Industrial Conglomerates	3.8
Insurance	4.8
Internet Software & Services	3.3
IT Services	1.9
Machinery	1.7
Media	7.7
Oil, Gas & Consumable Fuels	12.1
Personal Products	1.5
Pharmaceuticals	5.8
Professional Services	1.2
Semiconductors & Semiconductor Equipment	0.9
Software	0.3
Specialty Retail	1.4
Wireless Telecommunication Services	1.7
Investment Company	3.6

100.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments
December 31, 2010

		Fair
Shares		Value
Common Stocks (96.4%):
Air Freight & Logistics (0.5%):
14,874	FedEx Corp.	$1,383,431

Auto Components (0.7%):
53,475	General Motors Co.*	1,971,089

Automobiles (0.9%):
140,669	Ford Motor Co.*	2,361,833

Beverages (1.2%):
30,276	Coca-Cola Co. (The)	1,991,252
51,123	Coca-Cola Enterprises, Inc.	1,279,609

		3,270,861

Capital Markets (3.9%):
225,968	Charles Schwab Corp.	3,866,313
7,924	LPL Investment Holdings, Inc.*	288,196
128,005	Morgan Stanley	3,483,016
62,262	State Street Corp.	2,885,221

		10,522,746

Chemicals (2.2%):
72,086	Dow Chemical Co. (The)	2,461,016
30,730	LyondellBasell Industries NV, Class A*	1,057,112
29,353	PPG Industries, Inc.	2,467,707

		5,985,835

Commercial Banks (4.5%):
56,306	BB&T Corp.	1,480,285
103,355	Fifth Third Bancorp	1,517,251
79,881	PNC Financial Services Group, Inc.	4,850,374
63,730	U.S. Bancorp	1,718,798
82,015	Wells Fargo & Co.	2,541,645

		12,108,353

Commercial Services & Supplies (1.2%):
41,033	Avery Dennison Corp.	1,737,337
51,018	Cintas Corp.	1,426,464

		3,163,801

Communications Equipment (1.0%):
134,942	Cisco Systems, Inc.*	2,729,877

Computers & Peripherals (2.7%):
231,600	Dell, Inc.*	3,138,180
95,033	Hewlett-Packard Co.	4,000,889

		7,139,069

Diversified Financial Services (7.8%):
376,290	Bank of America Corp.	5,019,709
730,439	Citigroup, Inc.*	3,454,976
290,605	JPMorgan Chase & Co.	12,327,464

		20,802,149

Diversified Telecommunication Services (1.1%):
82,626	Verizon Communications, Inc.	2,956,358

Electric Utilities (3.9%):
148,809	American Electric Power Co., Inc.	5,354,148
42,061	Edison International	1,623,555
22,645	Entergy Corp.	1,603,945
49,841	FirstEnergy Corp.	1,845,114

		10,426,762

Electronic Equipment, Instruments & Components (2.0%):
126,120	Tyco International, Ltd.	5,226,413

Energy Equipment & Services (2.0%):
19,849	Cameron International Corp.*	1,006,940
52,881	Schlumberger, Ltd.	4,415,563

		5,422,503

Food & Staples Retailing (3.4%):
82,536	SYSCO Corp.	2,426,558
47,988	Wal-Mart Stores, Inc.	2,587,993
101,556	Walgreen Co.	3,956,622

		8,971,173

Food Products (2.7%):
118,221	Kraft Foods, Inc., Class A	3,725,144
106,821	Unilever NV, NYS	3,354,179

		7,079,323

Health Care Equipment & Supplies (1.2%):
72,036	Covidien plc	3,289,164

Health Care Providers & Services (2.5%):
46,435	Cardinal Health, Inc.	1,778,925
133,342	UnitedHealth Group, Inc.	4,814,979

		6,593,904

Household Durables (1.1%):
85,330	Sony Corp., SP ADR	3,047,134

Household Products (1.8%):
76,697	Procter & Gamble Co. (The)	4,933,918

Industrial Conglomerates (3.8%):
555,343	General Electric Co.	10,157,223

Insurance (4.8%):
33,147	Chubb Corp. (The)	1,976,887
319,916	Marsh & McLennan Cos., Inc.	8,746,504
67,663	Principal Financial Group, Inc.	2,203,107

		12,926,498

Internet Software & Services (3.3%):
213,093	eBay, Inc.*	5,930,378
180,141	Yahoo!, Inc.*	2,995,745

		8,926,123

IT Services (1.9%):
84,404	Amdocs, Ltd.*	2,318,578
152,164	Western Union Co.	2,825,685

		5,144,263

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2010

		Fair
Shares		Value
Common Stocks, continued

Machinery (1.7%):
23,598	Dover Corp.	$1,379,303
65,200	Ingersoll-Rand plc	3,070,268

		4,449,571

Media (7.7%):
212,922	Comcast Corp., Class A	4,677,896
54,022	Time Warner Cable, Inc.	3,567,073
145,491	Time Warner, Inc.	4,680,446
192,722	Viacom, Inc., Class B	7,633,718

		20,559,133

Oil, Gas & Consumable Fuels (12.1%):
79,746	Anadarko Petroleum Corp.	6,073,455
30,480	ConocoPhillips	2,075,688
35,911	Devon Energy Corp.	2,819,373
38,420	Exxon Mobil Corp.	2,809,270
59,514	Hess Corp.	4,555,202
13,592	Noble Energy, Inc.	1,169,999
69,606	Occidental Petroleum Corp.	6,828,349
79,249	Royal Dutch Shell plc, SP ADR	5,292,248
32,742	Williams Cos., Inc. (The)	809,382

		32,432,966

Personal Products (1.5%):
138,314	Avon Products, Inc.	4,019,405

Pharmaceuticals (5.8%):
36,581	Abbott Laboratories	1,752,596
156,525	Bristol-Myers Squibb Co.	4,144,782
66,313	Merck & Co., Inc.	2,389,921
268,693	Pfizer, Inc.	4,704,814
67,650	Roche Holding AG, SP ADR	2,479,372

		15,471,485

Professional Services (1.2%):
28,756	Manpower, Inc.	1,804,727
44,429	Robert Half International, Inc.	1,359,527

		3,164,254

Semiconductors & Semiconductor Equipment (0.9%):
114,538	Intel Corp.	2,408,734

Software (0.3%):
23,479	Microsoft Corp.	655,534

Specialty Retail (1.4%):
105,054	Home Depot, Inc.	3,683,193

Wireless Telecommunication Services (1.7%):
167,066	Vodafone Group plc, SP ADR	4,415,554

Total Common Stocks (Cost $218,793,783)		257,799,632

Investment Company (3.6%):
9,587,331	Dreyfus Treasury Prime Cash Management, 0.00%(a)	9,587,331

Total Investment Company (Cost $9,587,331)		9,587,331

Total Investment Securities (Cost $228,381,114)(b) — 100.0%		267,386,963
Net other assets (liabilities) — 0.0%		71,474

Net Assets — 100.0%		$267,458,437

Percentages indicated are based on net assets as of December 31, 2010.
NYS—New York Shares
plc—Public Limited Company
SP ADR—Sponsored American Depositary Receipt

*	Non-income producing security

(a)	The rate represents the effective yield at December 31, 2010.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2010

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2010:

Country	Percentage
Guernsey	0.9%
Ireland (Republic of)	2.4
Japan	1.1
Netherlands	3.3
Switzerland	2.9
United Kingdom	3.6
United States	85.8

100.0%

7

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Statement of Assets and Liabilities
December 31, 2010

AZL
Van Kampen
Growth and
Income Fund

Assets:
Investment securities, at cost	$228,381,114

Investment securities, at value	$267,386,963
Dividends receivable	324,979
Receivable for capital shares issued	34,717
Receivable for expenses paid indirectly	759
Prepaid expenses	3,475

Total Assets	267,750,893

Liabilities:
Payable for capital shares redeemed	38,476
Manager fees payable	146,736
Administration fees payable	10,209
Distribution fees payable	55,620
Custodian fees payable	2,918
Administrative and compliance services fees payable	2,110
Trustee fees payable	422
Other accrued liabilities	35,965

Total Liabilities	292,456

Net Assets	$267,458,437

Net Assets Consist of:
Capital	$251,374,515
Accumulated net investment income/(loss)	2,301,731
Accumulated net realized gains/(losses) from investment transactions	(25,223,658)
Net unrealized appreciation/(depreciation) on investments	39,005,849

Net Assets	$267,458,437

Shares of beneficial interest (unlimited number of shares authorized, no par value)	25,002,157
Net Asset Value (offering and redemption price per share)	$10.70

8

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Statement of Operations
For the Year Ended December 31, 2010

AZL
Van Kampen
Growth and
Income Fund

Investment Income:
Dividends	$4,502,995

Total Investment Income	4,502,995

Expenses:
Manager fees	1,698,870
Administration fees	101,649
Distribution fees	558,079
Custodian fees	15,676
Administrative and compliance services fees	8,381
Trustees’ fees	16,874
Professional fees	25,599
Shareholder reports	19,947
Other expenses	9,408

Total expenses before reductions	2,454,483
Less expenses voluntarily waived/reimbursed by the Manager	(222,860)
Less expenses paid indirectly	(30,366)

Net expenses	2,201,257

Net Investment Income/(Loss)	2,301,738

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	8,320,516
Change in unrealized appreciation/(depreciation) on investments	13,496,778

Net Realized/Unrealized Gains/(Losses) on Investments	21,817,294

Change in Net Assets Resulting From Operations	$24,119,032

9

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Statements of Changes in Net Assets

	AZL Van Kampen Growth and Income Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,301,738	$2,145,964
Net realized gains/(losses) on investment transactions	8,320,516	(17,260,740)
Change in unrealized appreciation/(depreciation) on investments	13,496,778	51,654,636

Change in net assets resulting from operations	24,119,032	36,539,860

Dividends to Shareholders:
From net investment income	(2,141,891)	(4,098,139)

Change in net assets resulting from dividends to shareholders	(2,141,891)	(4,098,139)

Capital Transactions:
Proceeds from shares issued	94,239,834	15,685,724
Proceeds from dividends reinvested	2,141,891	4,098,139
Value of shares redeemed	(34,259,321)	(28,764,535)

Change in net assets resulting from capital transactions	62,122,404	(8,980,672)

Change in net assets	84,099,545	23,461,049
Net Assets:
Beginning of period	183,358,892	159,897,843

End of period	$267,458,437	$183,358,892

Accumulated net investment income/(loss)	$2,301,731	$2,141,884

Share Transactions:
Shares issued	9,241,737	2,076,315
Dividends reinvested	225,700	444,002
Shares redeemed	(3,550,937)	(3,552,551)

Change in shares	5,916,500	(1,032,234)

10

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$9.61	$7.95	$12.95	$13.37	$12.36

Investment Activities:
Net Investment Income/(Loss)	0.07	0.12	0.24	0.22	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	1.11	1.75	(4.31)	0.14	1.74

Total from Investment Activities	1.18	1.87	(4.07)	0.36	1.89

Dividends to Shareholders From:
Net Investment Income	(0.09)	(0.21)	(0.24)	(0.18)	(0.10)
Net Realized Gains	—	—	(0.69)	(0.60)	(0.78)

Total Dividends	(0.09)	(0.21)	(0.93)	(0.78)	(0.88)

Net Asset Value, End of Period	$10.70	$9.61	$7.95	$12.95	$13.37

Total Return(a)	12.37%	23.64%	(32.86)%	2.64%	15.90%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$267,458	$183,359	$159,898	$327,862	$370,723
Net Investment Income/(Loss)	1.03%	1.32%	1.71%	1.39%	1.34%
Expenses Before Reductions(b)	1.10%	1.13%	1.12%	1.09%	1.16%
Expenses Net of Reductions	0.99%	1.00%	1.00%	0.99%	1.09%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.00%	1.03%	1.03%	1.00%	1.10%
Portfolio Turnover Rate	33.94%	53.84%	39.96%	25.25%	29.83%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

11

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements
December 31, 2010

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Growth and Income Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL Allianz AGIC Opportunity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL Gateway Fund
•	AZL International Index Fund
•	AZL Invesco International Equity Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL Morgan Stanley Global Real Estate Fund
•	AZL Morgan Stanley International Equity Fund
•	AZL Morgan Stanley Mid Cap Growth Fund
•	AZL NFJ International Value Fund
•	AZL Russell 1000 Growth Index Fund
•	AZL Russell 1000 Value Index Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Growth and Income Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2010, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

During the year ended December 31, 2010, the Fund did not enter into any foreign currency exchange contracts. The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts

During the year ended December 31, 2010, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective June 1, 2010 between the Manager and Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to June 1, 2010 the Fund was subadvised by Van Kampen Asset Management. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2012. The annual expense limit of the Fund is 1.20%.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million of assets at 0.775%, the next $150 million in assets at 0.75%, the next $250 million in assets at 0.725% and assets above $500 million at 0.675%. The Manager voluntarily reduced the management fee as follows: the first $100 million of assets at 0.675% and assets above $100 million at 0.65%. The Manager reserves the right to stop reducing the management fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2010, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2010, $6,274 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $33,000 annual Board retainer and a $7,500 meeting fee for each regular in-person Board meeting, a $3,000 meeting fee for each Committee meeting and a $3,000 meeting fee for each conference call. In addition, Trustees may receive compensation for

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2010, actual Trustee compensation was $787,500 in total for both Trusts.

For the period, the Fund paid approximately $9,737 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels,

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2010 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$257,799,632	$—	$—	$257,799,632
Investment Company	9,587,331	—	—	9,587,331

Total Investment Securities	$267,386,963	$—	$—	$267,386,963

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reason for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.

The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

5. Security Purchases and Sales

For the year ended December 31, 2010, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Growth and Income Fund	$130,572,692	$71,762,725

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2010, is $230,077,085. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$40,355,309
Unrealized depreciation	(3,045,431)

Net unrealized appreciation	$37,309,878

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2010

At December 31, 2010 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2017
AZL Van Kampen Growth and Income Fund	$23,527,687

During the year ended December 31, 2010, the Fund utilized $7,575,581 in capital loss carryforwards to offset capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Growth and Income Fund	$2,141,891	$—	$2,141,891

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Growth and Income Fund	$4,098,139	$—	$4,098,139

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Accumulated		Total
	Ordinary	Capital and	Unrealized	Accumulated
	Income	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Van Kampen Growth and Income Fund	$2,301,731	$(23,527,687)	$37,309,878	$16,083,922

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Growth and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 23, 2011

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2010, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

22

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2010. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 20, 2010, and at an “in person” Board of Trustees meeting held November 3, 2010. The Agreements were approved at the Board meeting of November 3, 2010. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2012. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

23

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 3, 2010, the Manager reported that for the three year period ended June 30, 2010, nine Funds were in the top 40%, six were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2010, 14 Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2010, nine Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. At the Board of Trustees meeting held November 3, 2010, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2010, 23 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2010 for the 29 Funds was as follows: (1) 18 of the Funds had total expense rankings at or below the 50th percentile; (2) six of the Funds were between the 50th and 65th percentiles; (3) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2011 because of greater Fund assets; (4) for one Fund with an expense rank above the 65th percentile, the Manager reported that the Fund is not yet at scale; and (5) for three Funds with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2007 through June 30, 2010. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

24

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2010 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $366 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2011, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	36	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	36	None
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Virtus Funds (8 Funds)
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada- Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	36	Board of Education, Orono, MN
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus Reinsurance; PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 65 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 2/06	President, Advisory Management, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Investment Management LLC from November 2005 to November 2010, Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1210 2/11

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.

	2010	2009
(a) Audit Fees	$354,380	$342,160

(b) Audit-Related Fees	$9,000	$26,500
The fees for 2010 relate to the consent issuance in two Form N-14 filings and the review of the annual registration statement filed with the Securities and Exchange Commission (“SEC”).
The fees for 2009 relate to the consent issuance in ten Form N-14 filings, the review of the annual registration statement filed with the SEC and an Irish Letter.

	2010	2009
(c) Tax Fees	$68,185	$87,695
Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

	2010	2009
All Other Fees	$0	$0
4(e)(1)
The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.
4(e)(2)
During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4(f)
Not applicable
4(g)

2010	2009
$77,185	$114,195
4(h)
Not applicable
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Allianz Variable Insurance Products Trust

By (Signature and Title)*	/s/ Brian Muench Brian Muench, President
Date March 1, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Muench Brian Muench, President
Date March 1, 2011

By (Signature and Title)*	/s/ Ty Edwards Ty Edwards, Treasurer
Date March 1, 2011

*	Print the name and title of each signing officer under his or her signature.